UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

Metropolitan Series Fund, Inc.

(Exact name of registrant as specified in charter)

501 Boylston Street

Boston, Massachusetts 02116

(Address of Principal Executive Office)

JAMES L. LIPSCOMB, ESQ.

Executive Vice President & General Counsel

MetLife Group, Inc.

200 Park Avenue

New York, New York 10166-0188

(Name and address of agent for service)

Copy to:

THOMAS M. LENZ, ESQ.

MetLife Advisers, LLC

501 Boylston Street

Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 617-578-3104

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Metropolitan Series Fund, Inc. BlackRock Aggressive Growth Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the BlackRock Aggressive Growth Portfolio returned 6.7%, compared to its benchmark, the Russell Midcap Growth Index1, which returned 10.7%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 8.7% over the same period.

PORTFOLIO REVIEW

The U.S. equity markets closed 2006 with solid double-digit gains as a pronounced third-quarter rally carried through to the end of the year. During the fourth quarter, investors looked past a slowdown in the housing market, choosing instead to focus on solid corporate earnings, stabilizing energy prices and expectations for a “soft landing” for the domestic economy. The Federal Reserve remained on the sidelines, maintaining its 5.25% target for short-term interest rates established at the end of June. At the company level, continued double-digit growth in earnings and peak profit margins also fueled investor enthusiasm during this period. In addition, merger & acquisition activity continued to run at a record pace in the fourth quarter as a result of record profits and low interest rates. This trend lifted stock prices by suggesting there will be many more such acquisitions and attracting speculators to potential acquisition targets.

Consistent with the Portfolio’s investment process and discipline, the structure of the Portfolio at any given time reflects our bottom-up analysis of the most promising investment opportunities in the mid cap growth universe. We do not make macroeconomic, sector, or thematic predictions.

The BlackRock Aggressive Growth Portfolio appreciated for the fourth consecutive year, but trailed the Russell Midcap Growth Index due to negative stock selection in health care and financials. Sector positioning, namely an overweight in energy and an underweight in financials, also detracted from relative returns.

The largest change in sector positioning during the year came in the health care sector, where we notably reduced our allocation. We eliminated sizeable positions in health care providers Community Health Systems and WellPoint, and we also removed Caremark from the Portfolio following its proposed combination with CVS. To offset the decline in health care investments, we increased the Portfolio’s allocation to industrials and information technology (IT). Notable additions included: Goodrich, Joy Global, Transaction Systems Architects, and FLIR Systems. At year-end, we continued to hold our largest overweight in the IT sector, spread over a diverse group of companies. The most significant underweight at year-end was in the consumer discretionary sector, which was attributable to our avoidance of automotive equipment manufacturers and housing-related stocks.

The Portfolio’s large weighting in the IT sector proved to be the greatest contributor to both absolute and relative returns during the period. Stock selection in the semiconductor, software and communications equipment sub-sectors accounted for the success. Polycom, a manufacturer of systems for video, voice and Web conferencing, doubled in price in 2006 as a result of robust demand for hardware to support “Voice over IP” calling. Freescale Semiconductor, a top holding in the Portfolio, rose significantly during the first half of the year and then surged on its acquisition by a group of private equity investors.

Despite strong results in the pharmaceutical industry, overall stock selection in the health care sector proved detrimental during the year and contributed to the Portfolio’s relative underperformance. Positions in the health care providers & services industry accounted for the majority of the sector’s relative shortfall, as several positions (Omnicare, Community Health Systems, WellPoint) declined during the year.

Within the financials sector, stock selection in the insurance industry detracted as Endurance Specialty Holdings declined during our holding period. In addition, avoidance of the REIT industry proved relatively costly as this segment rose 30% during the year.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL MIDCAP GROWTH INDEX

Average Annual Returns as of December 31, 2006

	BlackRock Aggressive Growth Portfolio				Russell Midcap Growth Index
	Class A	Class B	Class D	Class E
1 Year	6.7%	6.5%	N/A	6.5%	10.7%
5 Years	6.0	N/A	N/A	5.9	8.2
10 Years	4.3	N/A	N/A	N/A	8.6
Since Inception	—	9.1	-1.3%	2.5	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/29/88, 4/26/04, 5/02/06 and 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Amdocs, Ltd.	2.9%
Harris Corp.	2.5%
CACI International, Inc. (Class A)	2.3%
Thermo Fisher Scientific, Inc.	2.2%
GameStop Corp. (Class A)	2.0%
Goodrich Corp.	2.0%
IDEX Corp.	2.0%
Shire, Plc. (ADR)	1.9%
Orient-Express Hotels, Ltd. (Class A)	1.9%
Chicago Mercantile Exchange Holdings, Inc.	1.9%

Top Sectors

% of Total Net Assets
Information Technology	29.2%
Consumer Discretionary	18.4%
Industrials	14.5%
Health Care	12.9%
Energy	10.3%
Financials	6.5%
Materials	5.1%
Telecomm	1.3%
Cash/Other	1.0%
Utilities	0.8%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
BlackRock Aggressive Growth—Class A	Actual	0.78%	$1,000.00	$1,048.10	$4.03
	Hypothetical	0.78%	$1,000.00	$1,021.23	$3.97

BlackRock Aggressive Growth—Class B	Actual	1.03%	$1,000.00	$1,047.10	$5.31
	Hypothetical	1.03%	$1,000.00	$1,019.95	$5.24

BlackRock Aggressive Growth—Class D	Actual	0.88%	$1,000.00	$1,048.00	$4.54
	Hypothetical	0.88%	$1,000.00	$1,020.72	$4.48

BlackRock Aggressive Growth—Class E	Actual	0.93%	$1,000.00	$1,047.10	$4.80
	Hypothetical	0.93%	$1,000.00	$1,020.46	$4.74

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—99.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—4.7%
Goodrich Corp.	512,600	$23,348,930
Precision Castparts Corp.	208,480	16,319,814
Spirit Aerosystems Holdings, Inc.	466,546	15,615,295

		55,284,039

Air Freight & Logistics—1.2%
UTi Worldwide, Inc.	457,700	13,685,230

Biotechnology—0.8%
Martek Biosciences Corp. (a) (b)	430,400	10,045,536

Capital Markets—2.2%
Greenhill & Co., Inc.(a)	107,000	7,896,600
Investors Financial Services Corp. (a)	304,760	13,004,109
T. Rowe Price Group, Inc.	130,300	5,703,231

		26,603,940

Chemicals—3.4%
Air Products & Chemicals, Inc.	147,200	10,345,216
Airgas, Inc.	399,700	16,195,844
Celanese Corp.	548,700	14,200,356

		40,741,416

Commercial Services & Supplies—1.5%
Employee Solutions, Inc. (c) (e)	484	0
IHS, Inc.	446,700	17,635,719

		17,635,719

Communications Equipment—6.8%
Comverse Technology, Inc. (b)	404,700	8,543,217
Foundry Networks, Inc. (b)	853,600	12,786,928
Harris Corp.	660,620	30,296,033
Juniper Networks, Inc. (b)	605,600	11,470,064
Polycom, Inc. (b)	582,700	18,011,257

		81,107,499

Diversified Consumer Services—1.0%
Laureate Education, Inc. (a) (b)	246,400	11,982,432

Diversified Financial Services—3.7%
Amvescap, Plc. (ADR)	395,000	9,736,750
Chicago Mercantile Exchange Holdings, Inc.	43,430	22,138,443
Nymex Holdings, Inc. (a)	7,300	905,273
The Nasdaq Stock Market, Inc. (b)	379,300	11,678,647

		44,459,113

Electrical Equipment—1.9%
AMETEK, Inc.	691,800	22,026,912

Electronic Equipment & Instruments—4.8%
Amphenol Corp. (Class A)	310,300	19,263,424
Cogent, Inc. (a) (b)	537,300	5,915,673
FLIR Systems, Inc. (a) (b)	534,500	17,013,135
Ingram Micro, Inc.	730,500	14,909,505

		57,101,737

Security Description	Shares	Value*

Energy Equipment & Services—4.2%
Acergy S.A. (ADR) (b)	638,200	$12,291,732
BJ Services Co.	184,700	5,415,404
ENSCO International, Inc.	170,600	8,540,236
GlobalSantaFe Corp.	220,720	12,973,922
Grant Prideco, Inc. (b)	283,700	11,282,749

		50,504,043

Gas Utilities—0.8%
Questar Corp.	113,100	9,392,955

Health Care Equipment & Supplies—1.3%
Varian Medical Systems, Inc. (b)	316,800	15,070,176

Health Care Providers & Services—4.6%
Coventry Health Care, Inc. (b)	221,200	11,071,060
LifePoint Hospitals, Inc. (b)	350,600	11,815,220
Medco Health Solutions, Inc. (b)	243,500	13,012,640
Omnicare, Inc.	333,700	12,890,831
Pediatrix Medical Group, Inc.	122,700	6,000,030

		54,789,781

Health Care Technology—1.0%
IMS Health, Inc.	424,200	11,657,016

Hotels, Restaurants & Leisure—8.3%
Hilton Hotels Corp.	474,600	16,563,540
International Game Technology	266,440	12,309,528
Melco PLB Entertainment Macau, Ltd. (ADR) (a)	60,900	1,294,734
Orient-Express Hotels, Ltd. (Class A)	469,400	22,212,008
Panera Bread Co. (a) (b)	184,400	10,309,804
Ruby Tuesday, Inc. (a)	224,500	6,160,280
Scientific Games Corp. (b)	563,400	17,031,582
Station Casinos, Inc. (a)	152,920	12,488,976

		98,370,452

Insurance—0.5%
AXIS Capital Holdings, Ltd.	176,200	5,879,794

IT Services—7.4%
Alliance Data Systems Co. (b)	308,310	19,260,126
CACI International, Inc. (Class A) (b)	480,100	27,125,650
Ceridian Corp. (b)	501,400	14,029,172
Global Payments, Inc.	334,400	15,482,720
Verifone Holdings, Inc. (a)	325,400	11,519,160

		87,416,828

Life Sciences Tools & Services—2.2%
Thermo Fisher Scientific, Inc. (b)	583,800	26,440,302

Machinery—4.6%
Gardner Denver, Inc.	167,700	6,256,887
IDEX Corp.	492,000	23,325,720
Joy Global, Inc.	246,100	11,896,474
Oshkosh Truck Corp.	266,300	12,894,246

		54,373,327

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Media—0.8%
CKX, Inc. (a)	778,800	$9,135,324

Metals & Mining—1.5%
Century Aluminum Co. (a)	405,200	18,092,180

Oil, Gas & Consumable Fuels—6.1%
Chesapeake Energy Corp. (a)	319,800	9,290,190
Consol Energy, Inc.	524,300	16,845,759
EOG Resources, Inc.	180,600	11,278,470
Massey Energy Co. (a)	663,800	15,420,074
Newfield Exploration Co. (b)	416,639	19,144,562

		71,979,055

Paper & Forest Products—0.1%
Aracruz Celulose S.A. (a)	22,060	1,350,954

Pharmaceuticals—3.0%
Endo Pharmaceuticals Holdings, Inc. (b)	483,700	13,340,446
Shire, Plc. (ADR)	361,800	22,344,768

		35,685,214

Road & Rail—0.8%
Landstar System, Inc.	250,300	9,556,454

Semiconductors & Semiconductor Equipment—3.6%
Integrated Device Technology, Inc. (b)	758,800	11,746,224
KLA-Tencor Corp.	31,810	1,582,547
Lam Research Corp. (b)	370,917	18,775,819
PMC-Sierra, Inc. (a) (b)	1,668,690	11,196,910

		43,301,500

Software—6.6%
Activision, Inc. (b)	263,400	4,541,016
Adobe Systems, Inc. (b)	532,540	21,898,045
Amdocs, Ltd. (b)	885,050	34,295,687
Transaction Systems Architects, Inc. (Class A) (b)	557,100	18,144,747

		78,879,495

Specialty Retail—7.4%
Abercrombie & Fitch Co. (Class A)	90,000	6,266,700
Advance Auto Parts, Inc.	407,700	14,497,812
Dick’s Sporting Goods, Inc. (b)	227,500	11,145,225
GameStop Corp. (Class A) (a) (b)	438,100	24,143,691
Staples, Inc.	511,249	13,650,348
TJX Cos., Inc.	659,600	18,811,792

		88,515,568

Textiles, Apparel & Luxury Goods—0.9%
Coach, Inc. (b)	250,100	10,744,296

Wireless Telecommunication Services—1.3%
American Tower Corp. (Class A) (b)	413,227	15,405,103

Total Common Stock (Identified Cost $1,028,993,091)		1,177,213,390

Short Term Investments—1.1%
Security Description	Face Amount	Value*

Discount Notes—1.1%
Federal Home Loan Bank 4.800%, 01/02/07	$12,800,000	$12,798,293

Total Short Term Investments (Identified Cost $12,798,293)		12,798,293

Total Investments—100.1% (Identified Cost $1,041,791,384) (d)		1,190,011,683
Liabilities in excess of other assets		(949,563)

Total Net Assets—100%		$1,189,062,120

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $123,148,723 and the collateral received consisted of cash in the amount of $127,427,811.
(b)	Non-Income Producing.
(c)	Zero Valued Security.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,041,892,510 and the composition of unrealized appreciation and depreciation of investment securities was $193,052,669 and $(44,933,496), respectively.
(e)	Non-Income Producing; issuer filed under Chapter II of the Federal Bankruptcy Code.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,190,011,683
Cash		99,615
Collateral for securities loaned		127,427,811
Receivable for:
Securities sold		625,427
Fund shares sold		492,244
Accrued interest and dividends		395,545

Total Assets		1,319,052,325
Liabilities
Payable for:
Fund shares redeemed	$1,501,133
Return of collateral for securities loaned	127,427,811
Accrued expenses:
Management fees	729,184
Service and distribution fees	30,072
Other expenses	302,005

Total Liabilities		129,990,205

Net Assets		$1,189,062,120

Net assets consists of:
Capital paid in		$1,201,042,832
Accumulated net realized losses		(160,201,011)
Unrealized appreciation on investments		148,220,299

Net Assets		$1,189,062,120

Computation of offering price:
Class A
Net asset value and redemption price per share ($880,965,355 divided by 36,768,030 shares outstanding)		$23.96

Class B
Net asset value and redemption price per share ($21,634,084 divided by 945,708 shares outstanding)		$22.88

Class D
Net asset value and redemption price per share ($270,158,075 divided by 11,352,558 shares outstanding)		$23.80

Class E
Net asset value and redemption price per share ($16,304,606 divided by 685,268 shares outstanding)		$23.79

Identified cost of investments		$1,041,791,384

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$4,573,267	(a)
Interest		862,613	(b)

		5,435,880
Expenses
Management fees	$8,092,272
Service and distribution fees—Class B	44,452
Service and distribution fees—Class D	187,139
Service and distribution fees—Class E	25,422
Directors’ fees and expenses	22,796
Custodian	202,593
Audit and tax services	39,947
Legal	36,043
Printing	463,251
Insurance	19,470
Miscellaneous	21,198

Total expenses	9,154,583
Expense reductions	(236,425)	8,918,158

Net Investment Loss		(3,482,278)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	149,465,683
Foreign currency transactions—net	123,515	149,589,198

Unrealized depreciation on:
Investments—net		(90,804,620)

Net gain		58,784,578

Net Increase in Net Assets From Operations		$55,302,300

(a)	Net of foreign taxes of $2,358.
(b)	Includes income on securities loaned of $275,732.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment loss	$(3,482,278)	$(3,138,689)
Net realized gain	149,589,198	98,876,010
Unrealized appreciation (depreciation)	(90,804,620)	41,184

Increase in net assets from operations	55,302,300	95,778,505

Increase (decrease) in net assets from capital share transactions	165,794,896	(104,607,222)

Total increase (decrease) in net assets	221,097,196	(8,828,717)

Net Assets
Beginning of the period	967,964,924	976,793,641

End of the period	$1,189,062,120	$967,964,924

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	2,769,960	$64,053,615	2,771,433	$57,684,339
Redemptions	(7,807,106)	(180,666,319)	(8,040,608)	(166,999,995)

Net decrease	(5,037,146)	$(116,612,704)	(5,269,175)	$(109,315,654)

Class B
Sales	736,878	$16,153,676	441,418	$8,839,793
Redemptions	(338,527)	(7,544,279)	(108,065)	(2,196,074)

Net increase	398,351	$8,609,397	333,353	$6,643,719

Class D*
Sales	480,560	$11,117,841	0	$0
Shares issued through acquisition	13,830,963	333,602,824	0	0
Redemptions	(2,958,965)	(68,527,661)	0	0

Net increase	11,352,558	$276,193,004	0	$0

Class E
Sales	153,720	$3,523,213	164,891	$3,439,010
Redemptions	(259,103)	(5,918,014)	(260,008)	(5,374,295)

Net decrease	(105,383)	$(2,394,801)	(95,117)	$(1,935,285)

Increase (decrease) derived from capital share transactions		$165,794,896		$(104,607,222)

*	Commencement of operations was May 2, 2006 for Class D.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$22.45	$20.28	$17.95	$12.75	$17.88

Income From Investment Operations
Net investment loss	(0.07)	(0.07)	(0.07)	(0.06)	(0.03)
Net realized and unrealized gain (loss) of investments	1.58	2.24	2.40	5.26	(5.10)

Total from investment operations	1.51	2.17	2.33	5.20	(5.13)

Net Asset Value, End of Period	$23.96	$22.45	$20.28	$17.95	$12.75

Total Return (%)	6.7	10.7	13.0	40.8	(28.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.79	0.79	0.81	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.77	0.77	0.78	0.79	0.77
Ratio of net investment loss to average net assets (%)	(0.29)	(0.33)	(0.38)	(0.38)	(0.18)
Portfolio turnover rate (%)	91	71	95	98	134
Net assets, end of period (000)	$880,965	$938,550	$954,736	$926,897	$687,325

	Class B
	Year ended December 31,
	2006	2005	2004(b)
Net Asset Value, Beginning of Period	$21.49	$19.46	$18.12

Income From Investment Operations
Net investment loss	(0.09)	(0.08)	(0.03)
Net realized and unrealized gain on investments	1.48	2.11	1.37

Total from investment operations	1.39	2.03	1.34

Net Asset Value, End of Period	$22.88	$21.49	$19.46

Total Return (%)	6.5	10.4	7.4	(c)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.04	1.04	(d)
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.02	1.01	1.03	(d)
Ratio of net investment loss to average net assets (%)	(0.53)	(0.56)	(0.56	)(d)
Portfolio turnover rate (%)	91	71	95
Net assets, end of period (000)	$21,634	$11,761	$4,165

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(b)	Commencement of operations was April 26, 2004 for Class B.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Financial Highlights

	Class D
	Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$24.12

Income From Investment Operations
Net investment loss	(0.06)
Net realized and unrealized loss of investments	(0.26)

Total from investment operations	(0.32)

Net Asset Value, End of Period	$23.80

Total Return (%)	(1.3	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.87	(c)
Ratio of net investment loss to average net assets (%)	(0.36	)(c)
Portfolio turnover rate (%)	91
Net assets, end of period (000)	$270,158

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$22.33	$20.20	$17.90	$12.74	$17.88

Income From Investment Operations
Net investment loss	(0.12)	(0.11)	(0.09)	(0.04)	(0.01)
Net realized and unrealized gain (loss) of investments	1.58	2.24	2.39	5.20	(5.13)

Total from investment operations	1.46	2.13	2.30	5.16	(5.14)

Net Asset Value, End of Period	$23.79	$22.33	$20.20	$17.90	$12.74

Total Return (%)	6.5	10.5	12.8	40.6	(28.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.94	0.94	0.96	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	0.92	0.93	0.94	0.92
Ratio of net investment loss to average net assets (%)	(0.44)	(0.48)	(0.52)	(0.52)	(0.24)
Portfolio turnover rate (%)	91	71	95	98	134
Net assets, end of period (000)	$16,305	$17,653	$17,893	$11,286	$1,361

(a)	Commencement of operations was May 2, 2006 for Class D.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Aggressive Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the BlackRock Aggressive Growth Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example,

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore,

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

no federal income tax provision is required.

As of December 31, 2006, the BlackRock Aggressive Growth Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Total
$159,928,381	$171,504	$160,099,885

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$148,119,173	$(160,099,885)	$(11,980,712)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the BlackRock Aggressive Growth Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$856,732,092	$0	$1,021,669,631

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Aggressive Growth	$8,092,272	0.750%	Of the first $500 million
		0.700%	Of the next $500 million
		0.650%	On amounts in excess of $1 billion

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Aggressive Growth Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution Plans, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B, D and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% per year for Class D shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, the Portfolio acquired all of the assets of the MFS Mid Cap Growth Portfolio (“TST MFS Mid Cap Growth”), a series of the Traveler Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 13,830,963 Class D shares of the Portfolio (valued at $333.6 million) in exchange for 40,994,723 shares of TST MFS Mid Cap Growth (valued at $333.6 million).

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The aggregate net assets of the Portfolio and TST MFS Mid Cap Growth immediately before the acquisition were $1,006,282,507 and $333,602,824, respectively. The aggregate net assets immediately after the acquisition were $1,339,885,331, which includes $51,333,449 of acquired net unrealized appreciation on investments. The total cost of acquired securities was $278,185,046.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and BlackRock Aggressive Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the BlackRock Aggressive Growth Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Aggressive Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-17

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of BlackRock Aggressive Growth Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	39,584,660.901	1,424,054.780	1,599,682.298	42,608,397.979

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	40,046,079.650	1,180,748.821	1,381,569.508	42,608,397.979

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	39,972,866.361	1,356,213.204	1,279,318.414	42,608,397.979

4. To eliminate the Fundamental Investment Restrictions relating to Options.	39,802,405.658	1,466,797.062	1,339,195.259	42,608,397.979

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	39,873,188.603	1,408,934.096	1,326,275.280	42,608,397.979

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	40,028,389.252	1,258,096.068	1,321,912.659	42,608,397.979

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	39,976,713.564	1,263,160.095	1,368,524.320	42,608,397.979

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	39,951,619.288	1,354,755.559	1,302,023.132	42,608,397.979

9. To revise the Fundamental Investment Restrictions relating to Commodities.	39,824,761.804	1,449,519.674	1,334,116.501	42,608,397.979

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Aggressive Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. BlackRock Bond Income Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the BlackRock Bond Income Portfolio returned 4.4%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 4.3%. The average return of its peer group, the Lipper Variable Insurance Products Corporate Debt A Rated Funds Universe2, was 4.2% over the same period.

PORTFOLIO REVIEW

The U.S. fixed income markets experienced some volatility in 2006 as short-term rates rose more than long-term yields. The broad-market Lehman Aggregate Bond Index1 gained 4.3% for the 12-month period. The yield curve was inverted for most of 2006. At the beginning of the year, the 10-year U.S. Treasury note yield stood at 4.39%, two basis points below the 4.41% yield on the 2-year Treasury note. At the end of the 12-month period on December 31, 2006, the 10- and 2-year Treasuries yielded 4.71% and 4.82%, respectively. Short-term interest rates were volatile during the period, rising rather steadily between January and June 2006 before declining through most of the remainder of the year.

Positive contributions to the Portfolio’s performance for the period came from our allocation to high-quality short duration assets, particularly our exposure to Commercial Mortgage-Backed Securities (CMBS) and Asset-Backed Securities (ABS). Our defensive short duration stance was also a positive contributor to performance as interest rates, as measured by the 10-year U.S. Treasury note, rose during the 12-month period. The chief detractors from performance were our underweight exposures to both agencies and corporate securities.

At December 31, 2006, the Portfolio was underweight in U.S. Treasuries, U.S. agency securities and corporate securities. The Portfolio held notable overweight positions in high-quality short duration spread products, including CMBS and ABS issues. The Portfolio was also overweight in mortgages, specifically in the 15-year and non-Index sectors, including Adustable Rate Mortgages (ARMs) and Collateralized Mortgage Obligations (CMOs.)

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2006

	BlackRock Bond Income Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	4.4%	4.1%	4.3%	4.3%
5 Years	5.1	4.8	N/A	5.1
10 Years	6.2	N/A	N/A	6.2
Since Inception	—	5.2	5.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/26/83, 5/1/01 and 4/23/02, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	20.5%
Federal Home Loan Bank	12.3%
United States Treasury Bonds	8.2%
Federal Home Loan Mortgage Corp	4.8%
Bank of America Commercial Mortgage, Inc.	1.7%
United States Treasury Notes	1.7%
LB-UBS Commercial Mortgage Trust	1.4%
GMAC, LLC	1.2%
General Electric Capital Corp.	1.1%
Ford Credit Auto Owner Trust	1.1%

Top Sectors

% of Market Value
Mortgages	40.7%
Investment Grade Corporate	18.2%
Commercial Mortgage Backed	14.2%
U.S. Treasury	13.1%
Asset Backed	10.7%
High Yield Corporate	2.1%
Agency Issues	0.7%
Other	0.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
BlackRock Bond Income—Class A	Actual	0.45%	$1,000.00	$1,047.30	$2.32
	Hypothetical	0.45%	$1,000.00	$1,022.91	$2.29

BlackRock Bond Income—Class B	Actual	0.70%	$1,000.00	$1,046.10	$3.61
	Hypothetical	0.70%	$1,000.00	$1,021.64	$3.57

BlackRock Bond Income—Class E	Actual	0.60%	$1,000.00	$1,046.60	$3.10
	Hypothetical	0.60%	$1,000.00	$1,022.15	$3.06

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—100.3% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.1%
L-3 Communications Holdings, Inc. 6.375%, 10/15/15	$100,000	$99,000
Northrop Grumman Corp. 7.125%, 02/15/11	1,000,000	1,066,658

		1,165,658

Asset Backed—12.2%
Ares VIII CLO, Ltd. (144A) 8.020%, 02/26/16 (a)	1,600,000	1,617,696
Bank of America Alternate Loan Trust 5.500%, 10/25/35	10,837,874	10,803,620
Bank One Credit Card Issuance Trust 5.460%, 12/15/10 (a)	9,175,000	9,190,606
BMW Vehicle Owner Trust 4.040%, 02/25/09 (a)	6,592,691	6,558,988
Capital Auto Receivables Asset 4.050%, 07/15/09 (a)	7,775,000	7,720,695
Capital One Mutli-Asset Execution Trust 5.530%, 09/15/11 (a)	1,000,000	1,003,639
Capital Transition Funding, LLC 5.010%, 01/15/10	3,170,695	3,162,737
Centex Home Equity Loan Trust 7.400%, 12/25/32 (a)	901,251	902,123
Chase Auto Owner Trust 5.340%, 07/15/10	12,000,000	12,024,575
Chase Credit Card Issuance Trust 5.340%, 07/15/11 (a)	11,380,000	11,388,734
Chase Funding Trust 5.833%, 04/25/32 (a)	2,216,937	2,219,415
Citibank Credit Card Issuance Trust 4.850%, 02/10/11	8,000,000	7,958,083
Credit Suisse First Boston 3.936%, 05/15/38 (a)	10,000,000	9,286,816
CWABS, Inc. 5.450%, 04/25/36 (a)	1,886,908	1,887,134
DaimlerChrysler Auto Owner Trust 3.490%, 12/08/08	5,851,746	5,820,124
Ford Credit Auto Owner Trust 3.480%, 11/15/08	4,948,030	4,917,212
4.170%, 01/15/09 (a)	5,375,947	5,346,836
4.300%, 08/15/09	10,665,000	10,571,116
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10 (a)	284,003	288,442
Knollwood CDO, Ltd. (144A) 8.568%, 02/08/39 (a)	1,033,607	1,004,211
MBNA Credit Card Master Note Trust 3.300%, 07/15/10	6,715,000	6,573,886
4.950%, 06/15/09	4,000,000	4,000,218
5.430%, 01/25/36 (a)	3,326,710	3,327,198
7.000%, 02/15/12	1,125,000	1,180,506
Nissan Auto Receivables Owner Trust 5.160%, 02/15/10	13,000,000	12,982,502
Option One Mortgage Loan Trust 6.100%, 01/25/33 (a)	892,911	893,214
Residential Asset Securities Corp. 5.440%, 01/25/36 (a)	3,168,985	3,169,605

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Structured Asset Investment Loan Trust 7.300%, 04/25/33 (a)	$408,392	$409,087
8.275%, 04/25/33 (a)	1,098,941	1,100,605
USAA Auto Owner Trust 3.160%, 02/17/09	1,795,849	1,783,183
4.630%, 05/15/12 (a)	7,875,000	7,785,300
Wachovia Auto Owner Trust 5.380%, 03/20/13	11,425,000	11,513,424
Washington Mutual Asset Securities Corp. (144A) 5.150%, 05/25/36	7,380,000	7,355,165
World Omni Auto Receivables Trust 5.150%, 11/15/10	15,550,000	15,549,538

		191,296,233

Automobiles—0.3%
DaimlerChrysler N.A. Holding Corp. 7.300%, 01/15/12	3,800,000	4,033,799

Capital Markets—1.1%
AIG SunAmerica (144A) 5.850%, 08/01/08	2,900,000	2,922,982
Lehman Brothers Holdings, Inc. 4.800%, 03/13/14	3,700,000	3,561,727
Morgan Stanley 5.050%, 01/21/11	6,800,000	6,755,814
5.625%, 01/09/12	2,890,000	2,937,627

		16,178,150

Chemicals—0.1%
Lyondell Chemical Co. 8.000%, 09/15/14	445,000	461,687
8.250%, 09/15/16	740,000	777,000
Momentive Preformance Materials, Inc. 10.125%, 12/01/14	705,000	708,525

		1,947,212

Commercial Banks—2.6%
Atlantic Marine Corp. (144A) 5.343%, 12/01/50	150,000	142,586
Bank of New York 3.800%, 02/01/08	1,250,000	1,229,765
HSBC Bank, N.A. 3.870%, 06/07/07	6,750,000	6,706,814
5.875%, 11/01/34	2,300,000	2,301,346
Nationwide Building Society 2.625%, 01/30/07	1,325,000	1,322,423
Nationwide Building Society (144A) 4.250%, 02/01/10	1,370,000	1,327,268
Royal Bank of Scotland Group, Plc. 5.050%, 01/08/15 (b)	2,300,000	2,243,613
U.S. Bank, N.A. 2.870%, 02/01/07	4,800,000	4,790,208
4.400%, 08/15/08	2,290,000	2,260,328
4.950%, 10/30/14 (b)	2,300,000	2,239,724

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
Wachovia Bank National Association 4.800%, 11/01/14	$1,500,000	$1,437,965
Wachovia Corp. 4.375%, 08/15/08	1,365,000	1,345,551
5.406%, 03/23/09 (a)	4,800,000	4,800,590
5.750%, 11/03/14 (a)	4,100,000	4,141,127
Wells Fargo & Co. 4.200%, 01/15/10	1,335,000	1,300,553
4.625%, 08/09/10	2,765,000	2,713,416
4.875%, 01/12/11	940,000	930,666

		41,233,943

Commercial Mortgage-Backed Securities—15.0%
Bank of America Commercial Mortgage, Inc. 4.621%, 07/10/43	5,225,000	5,072,213
4.870%, 12/10/42 (a)	8,450,000	8,170,262
5.356%, 12/10/16	8,305,000	8,307,165
6.186%, 06/11/35	5,530,000	5,751,112
7.333%, 10/15/09	6,315,000	6,604,512
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	4,644,408	4,560,794
7.080%, 06/15/09	2,075,000	2,142,012
Chase Commerical Mortgage Security Corp. 7.319%, 10/15/32	2,370,000	2,509,237
Chase Issuance Trust 4.230%, 01/15/13 (a)	2,115,000	2,064,008
Commercial Mortgage Pass Through Certificates 5.167%, 06/10/44 (a)	7,050,000	6,954,300
Credit Suisse First Boston Mortgage Securities Corp. 4.889%, 11/15/37 (a)	2,220,000	2,147,063
Credit Suisse First Boston Mortgage Trust 4.940%, 12/15/35	7,295,000	7,168,145
DLJ Commercial Mortgage Corp. 7.180%, 11/10/33	6,347,708	6,694,667
First United National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (a)	9,412,000	10,024,391
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	5,200,000	5,053,726
GMAC Commercial Mortgage Services, Inc. 5.134%, 08/10/38 (a)	3,000,000	2,975,878
6.465%, 04/15/34	6,505,000	6,776,340
6.957%, 09/15/35	7,345,000	7,756,354
7.455%, 08/16/33	4,834,656	5,117,193
Harborview Mortgage Loan Trust 5.490%, 12/19/36 (a)	12,050,212	12,055,120
5.660%, 11/19/35 (a)	4,728,479	4,741,389
Irwin Land, LLC 5.400%, 12/15/47	1,650,000	1,534,962
JPMorgan Chase Commercial Mortgage Securities Corp. 4.922%, 01/15/42 (a)	8,600,000	8,335,696
4.996%, 08/15/42 (a)	2,300,000	2,241,041
JPMorgan Commercial Mortgage Finance Corp. 4.999%, 10/15/42 (a)	2,580,000	2,512,573
5.857%, 10/12/35	5,710,000	5,845,208

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
6.507%, 10/15/35	$4,322,649	$4,379,729
7.239%, 09/15/29	2,300,000	2,311,717
LB-UBS Commercial Mortgage Trust 3.881%, 08/15/29 (a)	3,479,709	3,396,387
4.071%, 09/15/26	4,279,586	4,171,660
4.559%, 07/17/12 (a)	4,075,000	3,978,617
4.806%, 02/15/40 (a)	3,600,000	3,465,873
5.642%, 12/15/25	5,024,324	5,061,200
7.950%, 05/15/25 (a)	5,480,000	5,858,697
Lehman Brothers Commercial Conduit Mortgage Trust 6.480%, 02/18/30	12,159,554	12,218,512
Morgan Stanley Capital, Inc. 6.210%, 11/15/31	1,359,028	1,372,808
Mortgage Capital Funding, Inc. 6.423%, 06/18/30	4,335,038	4,368,110
NationsLink Funding Corp. 6.476%, 08/20/30	1,276,689	1,290,350
6.795%, 08/20/30	1,325,000	1,349,735
Nomura Asset Securities Corp. 6.590%, 03/15/30	4,783,970	4,841,513
Salomon Brothers Commercial Mortgage Trust 6.592%, 12/18/33	5,750,000	5,973,945
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	5,860,000	6,144,535
UBS Westfield Trust (144A) 6.155%, 07/14/16	2,573,886	2,626,894
Wachovia Bank Commercial Mortgage Trust 3.477%, 08/15/41 (a)	2,896,589	2,827,092
4.935%, 04/15/42	4,950,000	4,817,653
Washington Mutual, Inc. 3.423%, 04/25/33 (a)	4,711,753	4,620,164
3.695%, 05/25/33 (a)	4,750,000	4,647,790
4.502%, 06/25/33 (a)	1,402,110	1,403,461

		234,241,803

Commercial Services & Supplies—0.0%
United Rentals, Inc. 6.500%, 02/15/12	125,000	123,438

Computers & Peripherals—0.0%
Seagate Technology HDD Holdings 6.800%, 10/01/16	255,000	256,275

Containers & Packaging—0.1%
Ball Corp. 6.875%, 12/15/12	815,000	831,300

Diversified Financial Services—5.9%
AES Ironwood, LLC 8.857%, 11/30/25	182,320	204,654
AES Red Oak, LLC 9.200%, 11/30/29	85,000	95,838
Allstate Financial Global Funding, LLC (144A) 5.250%, 02/01/07	1,500,000	1,499,875

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
American Real Estate Partners 7.125%, 02/15/13	$125,000	$125,625
8.125%, 06/01/12	225,000	232,313
Bank of America Corp. 5.375%, 06/15/14 (b)	3,100,000	3,098,934
5.376%, 03/24/09 (a)	8,225,000	8,232,838
Citigroup, Inc. 3.500%, 02/01/08	17,715,000	17,396,236
4.125%, 02/22/10	2,500,000	2,425,120
6.125%, 08/25/36	3,300,000	3,436,283
Compton Pete Financial Corp. 7.625%, 12/01/13	185,000	178,525
Credit Suisse USA, Inc. 3.875%, 01/15/09	3,600,000	3,509,338
6.125%, 11/15/11	1,600,000	1,656,723
Devon Financing Corp. 6.875%, 09/30/11	2,800,000	2,960,770
General Electric Capital Corp. 4.125%, 09/01/09	4,480,000	4,367,987
5.000%, 11/15/11	16,940,000	16,815,813
GMAC, LLC 6.125%, 02/01/07 (b)	490,000	490,639
6.125%, 08/28/07 (b)	340,000	340,067
6.150%, 04/05/07 (b)	490,000	490,015
HBOS, Plc. (144A) 3.500%, 11/30/07	1,850,000	1,819,664
Household Finance Corp. 6.400%, 06/17/08	3,010,000	3,056,122
JPMorgan Chase & Co. 5.250%, 05/01/15	2,100,000	2,065,138
5.350%, 03/01/07	6,520,000	6,518,683
MassMutual Global Funding II (144A) 2.550%, 07/15/08	4,400,000	4,216,775
Rabobank Capital Funding Trust (144A) 5.254%, 12/29/49 (a)	1,000,000	964,155
RBS Capital Trust I 4.709%, 12/29/49 (a)	1,975,000	1,877,451
Sprint Capital Corp. 6.125%, 11/15/08	3,900,000	3,946,090
8.375%, 03/15/12	200,000	222,276
8.750%, 03/15/32	195,000	234,704
Wind Acquisition Finance, Inc. 10.750%, 12/01/15	475,000	540,313

		93,018,964

Diversified Telecommunication Services—0.5%
Cincinnati Bell, Inc. 7.250%, 07/15/13	80,000	82,800
Qwest Corp. 8.610%, 06/15/13 (a)	415,000	449,237
SBC Communications, Inc. 6.450%, 06/15/34	2,100,000	2,131,135
SBC Communications, Inc. (144A) 4.214%, 06/05/21 (a)	3,900,000	3,878,745

Security Description	Face Amount	Value*

Diversified Telecommunication Services—(Continued)
Windstream Corp. (144A) 8.125%, 08/01/13	$1,030,000	$1,114,975
8.625%, 08/01/16	715,000	782,925

		8,439,817

Electric Utilities—0.4%
Dominion Resources, Inc. 7.195%, 09/15/14	875,000	960,147
8.125%, 06/15/10	1,900,000	2,060,417
Elwood Energy, LLC 8.159%, 07/05/26	234,056	244,535
Florida Power & Light Co. 5.625%, 04/01/34	475,000	467,152
Peco Energy Co. 4.750%, 10/01/12	947,000	916,712
PSEG Energy Holdings, LLC 8.625%, 02/15/08	817,000	839,468

		5,488,431

Energy Equipment & Services—0.2%
Colorado Interstate Gas Co. 6.800%, 11/15/15	145,000	150,768
Consolidated Natural Gas Co. 5.000%, 12/01/14	1,000,000	961,548
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	1,000,000	952,398
Northwest Pipeline Corp. 8.125%, 03/01/10	340,000	354,025
Targa Resources, Inc. (144A) 8.500%, 11/01/13	10,000	10,075
Transcontinental Gas Pipeline Corp. 8.875%, 07/15/12	155,000	175,150

		2,603,964

Federal Agencies—40.6%
Federal Home Loan Bank 4.500%, 05/01/18	7,848,603	7,587,821
4.500%, 03/01/19	121,946	117,661
4.500%, 05/01/19	2,173,713	2,098,961
4.500%, 07/01/19	1,607,164	1,550,678
4.500%, 12/01/19	2,226,233	2,147,990
5.000%, 04/01/18	5,086,291	5,008,589
5.000%, 12/01/18	1,963,839	1,933,777
5.434%, 05/01/36 (a)	7,697,011	7,728,198
5.500%, 09/01/21	61,790,365	61,742,735
5.500%, 07/01/33	5,418,164	5,367,731
5.783%, 11/01/36 (a)	7,465,924	7,522,396
5.933%, 10/01/36 (a)	7,672,857	7,753,911
Federal Home Loan Mortgage Corp. 4.500%, 08/01/20	4,741,304	4,574,667
4.764%, 03/01/35 (a)	12,612,426	12,453,053
5.000%, 03/15/18	4,200,000	4,080,505
5.000%, TBA	41,700,000	40,939,740

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 5.500%, 06/25/28	$2,965,393	$2,969,365
5.500%, 03/15/34	7,986,708	7,998,676
5.500%, 05/15/34	6,774,657	6,781,088
6.000%, 03/25/27	9,742,959	9,824,339
6.000%, TBA	10,300,000	10,409,658
9.000%, 12/01/09	24,914	25,388
Federal National Mortgage Association 4.000%, 05/01/19	4,138,034	3,899,858
4.000%, 06/01/19	5,984,464	5,640,012
4.500%, 10/01/18	1,809,792	1,750,159
4.500%, 02/01/35	1,215,138	1,139,041
4.500%, 03/01/35	801,555	751,358
4.500%, 09/01/35	1,109,758	1,040,261
4.500%, TBA	21,000,000	20,031,875
5.000%, 01/01/18	1,461,473	1,441,292
5.000%, 06/01/18	2,297,505	2,263,697
5.000%, 01/01/21	11,775,982	11,602,697
5.000%, 06/01/23	2,613,519	2,546,230
5.000%, 01/01/26 (a)	9,205,634	9,070,172
5.000%, 11/01/33	11,267,922	10,899,790
5.000%, 04/25/35	3,400,000	3,368,285
5.000%, 07/01/35	440,351	425,266
5.000%, 08/01/35 (e)	12,865,833	3,086,355
5.000%, 12/01/35	4,096,360	3,956,027
5.000%, 07/01/36 (e)	18,250,000	4,362,021
5.125%, 01/02/14	7,600,000	7,580,073
5.250%, 08/01/12	3,100,000	3,115,072
5.500%, 04/01/17	133,354	133,672
5.500%, 05/01/19	38,253,955	38,345,243
5.500%, 08/01/19	19,389	19,403
5.500%, 03/01/20	699,752	699,628
5.500%, 05/01/20	136,190	136,166
5.500%, 06/01/20	1,932,334	1,936,945
5.500%, 10/01/20	477,177	477,093
5.500%, 02/01/21	128,886	128,863
5.500%, 03/01/21	831,186	831,065
5.500%, 01/01/24	1,489,306	1,482,173
5.500%, 09/25/24	11,523,118	11,517,196
5.500%, 02/15/27	12,333,117	12,361,736
5.500%, 05/25/27	2,488,397	2,490,006
5.500%, 04/25/30	4,817,487	4,829,453
5.500%, 04/01/33	3,331,163	3,297,207
5.500%, 11/01/33	3,268,879	3,235,558
5.500%, 02/01/34	10,632,652	10,524,266
5.500%, 04/01/34	994,634	984,495
5.500%, 05/25/34	5,056,805	5,051,265
5.500%, 11/01/34	5,103,928	5,049,210
5.500%, 02/01/35	16,870,181	16,701,678
5.500%, 06/01/35	3,268,097	3,230,770
5.500%, 07/25/35	4,069,368	4,077,811
5.500%, 08/01/35	5,301,770	5,241,215
5.500%, 11/01/35 (e)	11,574,911	4,321,735
5.500%, 01/25/36 (e)	10,766,556	2,536,837
5.500%, 06/01/36	232,448	229,712
6.000%, 04/01/16	897,840	911,328

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.000%, 02/25/27	$11,936,075	$12,035,696
6.000%, 02/01/34	3,531,383	3,561,157
6.000%, 08/01/34	2,966,305	2,991,315
6.000%, 04/01/35	17,848,711	18,011,592
6.000%, 01/01/36 (a)	22,584,576	22,921,263
6.000%, TBA	67,000,000	67,482,782
6.500%, 07/01/14	240,519	246,302
6.500%, 04/01/17	3,421,683	3,504,435
6.500%, 11/01/27	255,481	261,865
6.500%, 12/01/29 (a)	1,531,329	1,572,231
6.500%, 03/01/36	878,666	895,232
6.500%, 08/01/36	2,887,347	2,941,785
6.500%, 09/01/36	5,681,998	5,789,128
6.500%, TBA	16,000,000	16,300,000
7.750%, 03/01/08	7,322	7,342
7.750%, 04/01/08	541	542
8.250%, 07/01/08	21,026	21,101
8.500%, 02/01/09	27,989	28,457
8.500%, 09/01/09	3,630	3,677
9.000%, 04/01/16	5,710	5,914
Government National Mortgage Association 5.000%, 10/20/33	9,347,097	9,063,677
5.500%, 04/15/33	478,519	476,772
6.000%, 09/20/33	1,500,930	1,519,569
6.000%, 10/20/33	2,456,955	2,493,775
6.000%, 11/20/33	3,365,907	3,407,704
6.000%, TBA	7,000,000	7,096,250
6.500%, 07/15/28	137,304	141,285
6.500%, 05/15/29	265,896	273,582
6.500%, 12/15/29	5,219	5,370
6.500%, 07/15/32	91,972	94,492
6.500%, 02/15/33	647,591	664,798
6.500%, 04/15/33	612,123	628,388
6.500%, 09/15/34	35,007	35,914
6.500%, 07/15/35	738,304	757,529
7.500%, 05/15/07	452	453
7.500%, 12/15/14	364,833	380,803
8.000%, 11/15/29	47,943	50,849
8.500%, 01/15/17	12,052	12,880
8.500%, 02/15/17	12,561	13,425
8.500%, 03/15/17	13,175	14,081
8.500%, 05/15/17	16,955	18,121
8.500%, 10/15/21	2,144	2,305
8.500%, 11/15/21	4,445	4,780
8.500%, 05/15/22	4,160	4,479
9.000%, 10/15/16	8,533	9,127

		635,120,421

Food & Staples Retailing—0.1%
Delhaize America, Inc. 9.000%, 04/15/31	1,000,000	1,187,305

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Foreign Government—0.5%
State of Israel 5.500%, 12/04/23	$4,725,000	$4,916,523
United Mexican States 6.750%, 09/27/34 (b)	600,000	648,000
7.500%, 04/08/33	710,000	837,800
8.300%, 08/15/31	1,215,000	1,553,377
11.500%, 05/15/26	75,000	121,313

		8,077,013

Health Care Providers & Services—0.2%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	585,000	602,550
WellPoint, Inc. 5.850%, 01/15/36	840,000	816,015
5.950%, 12/15/34	1,750,000	1,721,835

		3,140,400

Hotels, Restaurants & Leisure—0.0%
Mohegan Tribal Gaming Authority 6.125%, 02/15/13	195,000	193,537
Travelport, Inc. (144A) 9.875%, 09/01/14 (b)	430,000	432,150

		625,687

Household Durables—0.0%
Beazer Homes USA, Inc. 8.375%, 04/15/12	235,000	241,463

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. 7.375%, 02/01/16	275,000	276,375
Reliant Energy, Inc. 6.750%, 12/15/14	260,000	254,150
TXU Corp. 4.800%, 11/15/09	3,400,000	3,318,193

		3,848,718

Insurance—0.4%
Berkshire Hathaway Finance Corp. 4.125%, 01/15/10	3,170,000	3,080,875
4.750%, 05/15/12	2,100,000	2,058,179
5.435%, 05/16/08 (a)	1,000,000	1,001,135

		6,140,189

Machinery—0.1%
Briggs & Stratton Corp. 8.875%, 03/15/11	1,100,000	1,190,750

Media—1.9%
AOL Time Warner, Inc. 6.150%, 05/01/07	10,000,000	10,019,700
AT&T Broadband Corp. 8.375%, 03/15/13	1,330,000	1,514,956

Security Description	Face Amount	Value*

Media—(Continued)
Comcast Cable Communications, Inc. 8.500%, 05/01/27	$2,400,000	$2,947,759
Comcast Corp. 6.500%, 01/15/17	1,200,000	1,252,226
7.050%, 03/15/33	1,775,000	1,898,006
COX Communications, Inc. 7.125%, 10/01/12	4,600,000	4,903,908
EchoStar DBS Corp. 5.750%, 10/01/08	1,375,000	1,369,844
6.375%, 10/01/11	15,000	14,906
7.000%, 10/01/13	105,000	104,869
7.125%, 02/01/16	105,000	105,000
Idearc, Inc. (144A) 8.000%, 11/15/16	800,000	812,000
News America Holdings, Inc. 6.200%, 12/15/34	1,500,000	1,447,823
PanAmSat Corp. (144A) 9.000%, 06/15/16	365,000	386,444
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	590,000	692,164
Time Warner, Inc. 6.950%, 01/15/28	565,000	592,910
7.700%, 05/01/32	1,010,000	1,139,576

		29,202,091

Metals & Mining—0.0%
Ispat Inland, U.L.C. 9.750%, 04/01/14	235,000	262,613

Multiline Retail—0.0%
Federated Department Stores, Inc. 6.790%, 07/15/27	270,000	269,991
The May Department Stores Co. 6.650%, 07/15/24 (b)	220,000	217,975
6.700%, 07/15/34 (b)	165,000	162,751

		650,717

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11 (b)	1,450,000	1,524,312

Oil, Gas & Consumable Fuels—0.3%
Anadarko Finance Co. 6.750%, 05/01/11 (b)	1,900,000	1,991,610
Chesapeake Energy Corp. 6.250%, 01/15/18	55,000	52,938
6.375%, 06/15/15	150,000	148,500
6.875%, 11/15/20	150,000	147,375
Enterprise Products Partners, L.P. 4.950%, 06/01/10	25,000	24,578
KCS Energy, Inc. 7.125%, 04/01/12	105,000	102,112

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Newfield Exploration Co. 6.625%, 09/01/14	$590,000	$590,000
6.625%, 04/15/16	555,000	552,225
Sabine Pass LNG, L.P. 7.500%, 11/30/16	1,340,000	1,334,975

		4,944,313

Pharmaceuticals—0.5%
Bristol Myers Squibb Co. 5.875%, 11/15/36	2,525,000	2,484,671
Wyeth 5.500%, 02/01/14	6,000,000	6,030,786

		8,515,457

Real Estate—0.1%
Belvoir Land, LLC (144A) 5.270%, 12/15/47	900,000	839,799

Real Estate Investment Trusts—0.5%
AvalonBay Communities, Inc. 4.950%, 03/15/13	400,000	388,579
Rouse Co., L.P. 5.375%, 11/26/13	2,505,000	2,328,160
Rouse Co., L.P. (144A) 6.750%, 05/01/13	2,525,000	2,535,736
Simon Property Group, L.P. 4.600%, 06/15/10	1,000,000	975,322
5.100%, 06/15/15	1,000,000	972,571

		7,200,368

Semiconductors & Semiconductor Equipment—0.1%
Freescale Semiconductor, Inc. 9.125%, 12/15/14	1,260,000	1,252,125
9.244%, 12/15/14 (a)	520,000	515,450

		1,767,575

U.S. Treasury—12.3%
U.S. Treasury Bonds Strips Zero Coupon, 11/15/27 (b)	45,135,000	16,332,145
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26	16,693,565	15,699,780
U.S. Treasury Inflation Indexed Notes (TII) 2.500%, 07/15/16	4,049,109	4,079,793
U.S. Treasury Notes 2.000%, 07/15/14	7,497,980	7,277,435
2.750%, 08/15/07 (b)	2,400,000	2,366,626
3.000%, 02/15/08 (b)	58,500,000	57,243,186
3.375%, 11/15/08	6,520,000	6,352,925
4.000%, 08/31/07 (b)	20,000,000	19,864,060
4.125%, 08/15/10 (b)	3,700,000	3,629,759
4.250%, 08/15/15 (b)	6,400,000	6,192,998
4.500%, 11/15/15 (b)	11,900,000	11,716,847
4.625%, 11/15/16	16,950,000	16,838,774
5.625%, 05/15/08 (b)	24,000,000	24,219,384

		191,813,712

Security Description	Face Amount	Value*

Yankee—3.9%
ABN Amro Bank NV 5.436%, 05/11/07 (a)	$4,930,000	$4,930,754
America Movil S.A. de C.V. 6.375%, 03/01/35 (b)	325,000	317,084
Barclays Bank, Plc. 5.370%, 03/13/09 (a)	14,095,000	14,099,933
BSkyB Finance, Plc. (144A) 6.500%, 10/15/35	175,000	173,068
DEPFA ACS Bank (144A) 4.250%, 08/16/10	3,250,000	3,159,611
Deutsche Bank AG 5.340%, 03/15/07(a)	2,225,000	2,224,933
Deutsche Telekom International Finance 8.250%, 06/15/30(a)	2,335,000	2,870,509
Intelsat Bermuda, Ltd. (144A) 9.250%, 06/15/16	495,000	532,125
Landeskreditbank Baden 4.250%, 09/15/10	4,125,000	4,018,163
Rogers Wireless Communications, Inc. 6.375%, 03/01/14	775,000	784,688
7.500%, 03/15/15	560,000	607,600
Telecom Italia Capital S.A.
4.000%, 01/15/10	2,000,000	1,909,784
5.250%, 11/15/13	850,000	810,466
5.250%, 10/01/15	1,100,000	1,027,520
7.200%, 07/18/36	1,400,000	1,462,605
Telefonica Emisiones, S.A. 7.045%, 06/20/36	2,450,000	2,602,309
Tyco International Group, S.A. 6.125%, 11/01/08	5,100,000	5,163,123
6.375%, 10/15/11	925,000	968,004
Vodafone Airtouch, Plc. 7.750%, 02/15/10	2,570,000	2,738,805
Vodafone Group, Plc. 5.424%, 06/29/07 (a)	6,615,000	6,615,298
5.454%, 12/28/07 (a)	4,170,000	4,172,010

		61,188,392

Total Fixed Income (Identified Cost $1,575,703,492)		1,568,340,282

Warrants—0.0%
Security Description	Shares	Value*

Communications Equipment—0.0%
Loral Orion Network Systems, Inc.(c) (d)	150	0

Total Warrants (Identified Cost $105)		0

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2006

Options Purchased—0.0%

Security Description	Face Amount	Value*

Put Options—0.0%
U.S. Treasury Notes 10 Year Futures, Put @ 106	$312	$63,375

Total Options Purchased (Identified Cost $176,069)		63,375

Short Term Investments—8.4%

Discount Notes—8.2%
Federal Home Loan Bank 4.800%, 01/02/07	$128,300,000	$128,282,893

Repurchase Agreement—0.2%
State Street Repurchase Agreement dated 12/29/06 at 2.500% to be repurchased at $4,121,144 on 01/02/07, collateralized by $3,645,000 U.S. Treasury Bond 6.000% due 02/15/26 with a value of $4,205,368.	4,120,000	4,120,000

Total Short Term Investments (Identified Cost $132,402,893)		132,402,893

Total Investments—108.7% (Identified Cost $1,708,282,559) (f)		1,700,806,550
Liabilities in excess of other assets		(136,758,536)

Total Net Assets—100%		$1,564,048,014

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2006.
(b)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $128,431,077 and the collateral received consisted of cash in the amount of $130,775,933.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	Zero Valued Security.
(e)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,713,018,770 and the composition of unrealized appreciation and depreciation of investment securities was $7,391,532 and $(19,603,752), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2006, the market value of 144A securities was $50,467,757, which is 3.2% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2006	Unrealized Appreciation/ (Depreciation)
Euro (bought)	1/10/2007	11,111,600	$14,066,841	$14,670,161	$603,320
Euro (sold)	1/10/2007	11,105,000	14,287,915	14,661,448	(373,533)
Euro (sold)	1/10/2007	6,600	8,355	8,713	(358)

Net Unrealized Appreciation					$229,429

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2006	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Bonds Futures	3/21/2007	1,168	$133,288,773	$130,159,000	($3,129,773)
U.S. Treasury Notes 2 Year Futures	3/30/2007	197	40,359,994	40,194,156	(165,838)
U.S. Treasury Notes 10 Year Futures	3/21/2007	1,604	174,018,489	172,379,875	(1,638,614)

Futures Contracts Short
Eurodollar Futures	6/18/2007	(485)	(115,399,757)	(114,908,625)	491,132
Eurodollar Futures	9/17/2007	(333)	(79,219,566)	(79,016,737)	202,829
U.S. Treasury Notes 5 Year Futures	3/30/2007	(1,898)	(201,023,135)	(199,408,625)	1,614,510

Net Unrealized Depreciation					($2,625,754)

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Schedule of Investments as of December 31, 2006

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
4.500% (15 Year TBA)	($5,900,000)	($5,684,284)
5.500% (30 Year TBA)	(5,100,000)	(5,042,625)

Federal National Mortgage Association
5.000% (15 Year TBA)	(9,100,000)	(8,943,589)
5.000% (30 Year TBA)	(7,000,000)	(6,757,184)
5.500% (15 Year TBA)	(3,600,000)	(3,598,877)
5.500% (30 Year TBA)	(1,000,000)	(988,125)

Total TBA Sale Commitments (Proceeds Cost $(31,386,988))		($31,014,684)

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,700,806,550
Cash		741
Foreign cash at value		30,300,938
Collateral for securities loaned		130,775,933
Receivable for:
Securities sold		193,632,218
Fund shares sold		3,069,515
Open forward currency contracts-net		229,429
Accrued interest and dividends		12,744,253

Total Assets		2,071,559,577
Liabilities
TBA sales commitments at value	$31,014,684
Payable for:
Fund shares redeemed	1,665,108
Securities purchased	342,598,002
Futures variation margin	177,991
Return of collateral for securities loaned	130,775,933
Interest (Short)	239,981
Accrued expenses:
Management fees	494,984
Service and distribution fees	101,754
Deferred directors’ fees	57,454
Other expenses	385,672

Total Liabilities		507,511,563

Net Assets		$1,564,048,014

Net assets consists of:
Capital paid in		$1,538,597,124
Undistributed net investment income		49,523,443
Accumulated net realized losses		(13,487,201)
Unrealized depreciation on investments, futures contracts, options and foreign currency		(10,585,352)

Net Assets		$1,564,048,014

Computation of offering price:
Class A
Net asset value and redemption price per share ($962,770,373 divided by 8,863,747 shares outstanding)		$108.62

Class B
Net asset value and redemption price per share ($292,376,784 divided by 2,723,286 shares outstanding)		$107.36

Class E
Net asset value and redemption price per share ($308,900,857 divided by 2,863,127 shares outstanding)		$107.89

Identified cost of investments		$1,708,282,559

Identified cost of foreign cash		$31,365,159

Proceeds of TBA sales commitments		$(31,386,988)

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Interest		$66,057,360	(a)

Expenses
Management fees	$5,371,762
Service and distribution fees—Class B	672,210
Service and distribution fees—Class E	346,904
Directors’ fees and expenses	23,784
Custodian	340,771
Audit and tax services	51,051
Legal	84,134
Printing	554,263
Insurance	20,512
Miscellaneous	32,077

Total expenses	7,497,468
Management fee waivers	(97,983)	7,399,485

Net Investment Income		58,657,875

Realized and Unrealized Loss
Realized gain (loss) on:
Investments—net	(5,979,870)
Futures contracts—net	4,733,972
Foreign currency transactions—net	(350,173)
Options—net	292,793	(1,303,278)

Unrealized appreciation (depreciation) on:
Investments—net	7,162,003
Futures contracts—net	(3,994,382)
Foreign currency transactions—net	(2,510)
Options—net	(176,329)	2,988,782

Net gain		1,685,504

Net Increase in Net Assets From Operations		$60,343,379

(a)	Includes income on securities loaned of $156,570.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$58,657,875	$40,751,499
Net realized gain (loss)	(1,303,278)	2,288,123
Unrealized depreciation	2,988,782	(18,894,285)

Increase in net assets from operations	60,343,379	24,145,337

From Distributions to Shareholders
Net investment income
Class A	(42,386,161)	(31,613,861)
Class B	(14,020,445)	(6,590,078)
Class E	(3,473,175)	(2,475,382)

	(59,879,781)	(40,679,321)

Net realized gain
Class A	(725,124)	(9,133,664)
Class B	(254,703)	(2,022,515)
Class E	(61,563)	(744,936)

	(1,041,390)	(11,901,115)

Total distributions	(60,921,171)	(52,580,436)

Increase in net assets from capital share transactions	501,967,625	68,151,248

Total increase in net assets	501,389,833	39,716,149

Net Assets
Beginning of the period	1,062,658,181	1,022,942,032

End of the period	$1,564,048,014	$1,062,658,181

Undistributed Net Investment Income
End of the period	$49,523,443	$43,640,770

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	1,309,616	$149,052,217	938,783	$103,999,742
Shares issued through acquisition	2,439,488	252,316,286	0	0
Reinvestments	417,583	43,111,285	375,277	40,747,525
Redemptions	(2,210,795)	(235,921,903)	(1,568,910)	(174,014,700)

Net increase (decrease)	1,955,892	$208,557,885	(254,850)	$(29,267,433)

Class B
Sales	961,570	$101,978,890	1,061,631	$116,546,998
Reinvestments	139,651	14,275,148	80,125	8,612,593
Redemptions	(530,496)	(56,296,346)	(261,643)	(28,652,441)

Net increase	570,725	$59,957,692	880,113	$96,507,150

Class E
Sales	190,228	$20,158,770	81,194	$8,972,668
Shares issued through acquisition	2,526,230	259,797,530	0	0
Reinvestments	34,435	3,534,738	29,834	3,220,318
Redemptions	(474,636)	(50,038,990)	(101,987)	(11,281,455)

Net increase	2,276,257	$233,452,048	9,041	$911,531

Increase derived from capital share transactions		$501,967,625		$68,151,248

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$110.48	$113.72	$115.62	$112.74	$109.33

Income From Investment Operations
Net investment income	4.55	4.69	4.44	4.55	5.30
Net realized and unrealized gain (loss) of investments	0.01	(2.06)	0.41	1.93	3.57

Total from investment operations	4.56	2.63	4.85	6.48	8.87

Less Distributions
Distributions from net investment income	(6.31)	(4.55)	(4.76)	(3.60)	(5.46)
Distributions from net realized capital gains	(0.11)	(1.32)	(1.99)	0.00	0.00

Total distributions	(6.42)	(5.87)	(6.75)	(3.60)	(5.46)

Net Asset Value, End of Period	$108.62	$110.48	$113.72	$115.62	$112.74

Total Return (%)	4.4	2.4	4.4	5.9	8.5
Ratio of operating expenses to average net assets (%)	0.46	0.47	0.46	0.47	0.51
Ratio of net investment income to average net assets (%)	4.28	3.96	3.57	3.69	4.53
Portfolio turnover rate (%)	503	890	458	428	356
Net assets, end of period (000)	$962,770	$763,205	$814,560	$881,513	$939,369

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$109.20	$112.47	$114.51	$111.84	$108.70

Income From Investment Operations
Net investment income	4.54	4.06	3.78	3.57	5.41
Net realized and unrealized gain (loss) of investments	(0.32)	(1.72)	0.73	2.58	3.11

Total from investment operations	4.22	2.34	4.51	6.15	8.52

Less Distributions
Distributions from net investment income	(5.95)	(4.29)	(4.56)	(3.48)	(5.38)
Distributions from net realized capital gains	(0.11)	(1.32)	(1.99)	0.00	0.00

Total distributions	(6.06)	(5.61)	(6.55)	(3.48)	(5.38)

Net Asset Value, End of Period	$107.36	$109.20	$112.47	$114.51	$111.84

Total Return (%)	4.1	2.2	4.2	5.6	8.2
Ratio of operating expenses to average net assets (%)	0.71	0.72	0.71	0.72	0.76
Ratio of net investment income to average net assets (%)	4.04	3.73	3.35	3.40	4.28
Portfolio turnover rate (%)	503	890	458	428	356
Net assets, end of period (000)	$292,377	$235,057	$143,107	$91,135	$47,690

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$109.73	$112.97	$114.98	$112.26	$105.14

Income From Investment Operations
Net investment income	7.07	4.34	3.52	3.19	1.70
Net realized and unrealized gain (loss) of investments	(2.71)	(1.89)	1.12	3.09	5.42

Total from investment operations	4.36	2.45	4.64	6.28	7.12

Less Distributions
Distributions from net investment income	(6.09)	(4.37)	(4.66)	(3.56)	0.00
Distributions from net realized capital gains	(0.11)	(1.32)	(1.99)	0.00	0.00

Total distributions	(6.20)	(5.69)	(6.65)	(3.56)	0.00

Net Asset Value, End of Period	$107.89	$109.73	$112.97	$114.98	$112.26

Total Return (%)	4.3	2.3	4.3	5.7	6.8	(b)
Ratio of operating expenses to average net assets (%)	0.61	0.62	0.61	0.62	0.66	(c)
Ratio of net investment income to average net assets (%)	4.16	3.81	3.44	3.48	4.25	(c)
Portfolio turnover rate (%)	503	890	458	428	356
Net assets, end of period (000)	$308,901	$64,396	$65,275	$45,534	$18,318

(a)	Commencement of operations was April 23, 2002 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Bond Income Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the BlackRock Bond Income Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the period ended December 31, 2006 was approximately $348,295,972.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the BlackRock Bond Income Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Total
$11,489,437	$11,489,437

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$59,985,989	$46,837,877	$935,182	$5,742,559	$—	$—	$60,921,171	$52,580,436

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$49,809,800	$—	$(12,812,545)	$(11,489,437)	$25,507,818

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the BlackRock Bond Income Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$6,696,786,810	$359,763,744	$6,610,312,514	$451,918,721

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Options Written:

The BlackRock Bond Income Portfolio transactions in options written during the year ended December 31, 2006 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2005	94	$51,195
Options written	191	92,512
Options closed	(94)	(51,195)
Options expired	(191)	(92,512)

Options outstanding December 31, 2006	0	$0

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2005	94	$50,628
Options written	191	99,230
Options closed	(183)	(107,144)
Options expired	(102)	(42,714)

Options outstanding December 31, 2006	0	$0

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Bond Income	$5,371,762	0.400%	Of the first $1 billion
		0.350%	Of the next $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $3 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Bond Income Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the BlackRock Bond Income Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.025%	Over $1 billion and less than $2 billion

Amounts waived for the period ended December 31, 2006 are shown as management fee waivers in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, the Portfolio acquired all of the assets of the Travelers Managed Income Portfolio (“TST Managed Income”) and Travelers Quality Bond Portfolio (“TST Quality Bond”), each a series of the Travelers Series Trust, and Travelers Quality Bond Account for Variable Annuities (“Travelers Quality Bond Account”), a stand-alone managed separate account, pursuant to certain plans of reorganization. The acquisitions were accomplished by tax free exchanges of 2,439,488 Class A shares of the Portfolio (valued at $252.3 million) and 2,526,230 Class E shares of BlackRock Bond Income (valued at $259.8 million) in exchange for 24,172,179 shares of TST Managed Income (valued at $259.8 million); 15,934,504 shares of TST Quality Bond (valued at $167.0 million); and 11,764,315 units of Travelers Quality Bond Account (valued at $85.3 million).

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The aggregate net assets of the Portfolio, TST Managed Income, TST Quality Bond and Travelers Quality Bond Account immediately before the acquisition were $1,054,585,463; $259,797,530; $166,977,575 and $85,338,711, respectively. The aggregate net assets immediately after the acquisition were $1,566,699,279, which includes $17,849,047 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $510,640,149.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and BlackRock Bond Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the BlackRock Bond Income Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Bond Income Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-24

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-30

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-31

Metropolitan Series Fund, Inc.

BlackRock Bond Income Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-32

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-33

Metropolitan Series Fund, Inc. BlackRock Diversified Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the BlackRock Diversified Portfolio returned 10.5%, compared to its benchmark, a blend of the Russell 1000 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 10.9%. Previously, the Portfolio used the Standard & Poor’s 500 Index3 as the equity benchmark instead of the Russell 1000, but it was changed because the Portfolio’s subadviser believes the Russell 1000 Index better reflects the universe of equity securities in which the Portfolio invests. A blend of the S&P 500 (60%) and the Lehman Aggregate (40%) returned 11.1% over the past twelve months. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Growth Funds Universe4, was 11.7% over the same period.

PORTFOLIO REVIEW

The U.S. economy downshifted in 2006 with the very significant slowdown in housing leading the way. However, corporate profit growth rose by a double-digit percentage for the fourth year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Federal Reserve Board raised the target federal funds to 5.25%, while the 10-year Treasury Note yield spent much of the year between 4.5% and 5%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. dollar resumed its weakness. While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable stocks.

After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the run-up in industrial commodity prices. In that regard, oil prices set a new all time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured share buy-backs and mergers-and-acquisition (M&A) activity as well as a switch in Congress from Republican to Democratic leadership. The year 2006 ended with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.

Throughout the annual period, we maintained an allocation of 65% equities and 35% bonds based on the view that equities offer better return potential than fixed income securities based on relative valuations between the asset classes. The broad asset allocation between equity and fixed income added value through its overweight of 65% in equities versus the benchmark 60% during the period as equities outperformed bonds.

On October 2, 2006, management of the equity portion of Diversified Portfolio was assumed by an investment team led by senior portfolio manager Bob Doll, Vice Chairman and Global CIO of Equities for BlackRock. The investment team subsequently managed the Portfolio according to their stated investment objective of seeking long-term growth of capital through investments primarily in a diversified portfolio of equity securities of large-cap companies located in the United States. The Portfolio uses an investment approach that blends growth and value.

Prior to the management change, the quantitative model used by the subadvisor demonstrated little predictive power in the first quarter, but saw improved traction in the model’s effectiveness throughout the second and third quarters.

For the remainder of the year following the management change, the portfolio manager held overweight positions relative to the benchmark, the Russell 1000 Index, in consumer discretionary, energy, healthcare, industrials, information technology and materials. There were underweights in the consumer staples, financials, telecommunications and utilities sectors.

The Portfolio’s performance versus the benchmark was hindered by an underweight position and stock selection in utilities, an overweight and security selection in energy, overweights in industrials and information technology, and underweights in telecommunication services and financials. Stock selection in the industrials, financials, information technology and telecommunication services sectors had a positive effect on the relative return.

For the bond portion of the Portfolio, positive contributions to performance for the period came from our allocation to high-quality short duration assets, particularly our exposure to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). Our defensive short duration stance was also a positive contributor to performance as interest rates, as measured by the 10-year U.S. Treasury note, rose during the 12-month period. The chief detractors from performance were our underweight exposures to both agencies and corporate securities.

At December 31, 2006, the Portfolio was underweight in U.S. Treasuries, U.S. agency securities, and corporate securities. The Portfolio held notable overweights in high-quality short duration spread product, including CMBS and ABS issues. The Portfolio was also overweight in mortgages, specifically in the 15-year and non-Index sectors, including Adustable Rate Mortgages (ARMs) and Collateralized Mortgage Obligations (CMOs.)

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 INDEX, THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2006

	BlackRock Diversified Portfolio			Russell 1000 Index	S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	10.5%	10.3%	10.3%	15.5%	15.8%	4.3%
5 Years	5.1	N/A	5.0	6.8	6.2	5.1
10 Years	6.7	N/A	N/A	8.6	8.4	6.2
Since Inception	—	7.5	3.6	—	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/25/86, 4/26/04 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	10.0%
Federal Home Loan Bank	4.2%
General Electric Co.	3.5%
Exxon Mobil Corp.	2.6%
Citigroup, Inc.	2.2%
Federal Home Loan Mortgage Corp.	1.9%
Microsoft Corp.	1.7%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.4%
Bank of America Corp.	1.4%

Top Equity Sectors

% of Equity Market Value
Information Technology	19.4%
Financials	16.8%
Consumer Discretionary	15.4%
Health Care	15.0%
Industrials	10.6%

Top Fixed Income Sectors
% of Fixed Income Market Value
Mortgages	47.9%
Investment Grade Corporate	19.1%
Commercial Mortgage Backed	16.5%
Asset Backed	8.1%
U.S. Treasury	4.3%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
BlackRock Diversified—Class A	Actual	0.52%	$1,000.00	$1,095.80	$2.75
	Hypothetical	0.52%	$1,000.00	$1,022.56	$2.65

BlackRock Diversified—Class B	Actual	0.77%	$1,000.00	$1,094.30	$4.06
	Hypothetical	0.77%	$1,000.00	$1,021.28	$3.92

BlackRock Diversified—Class E	Actual	0.67%	$1,000.00	$1,094.70	$3.54
	Hypothetical	0.67%	$1,000.00	$1,021.79	$3.41

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—65.8% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.3%
Boeing Co.	130,000	$11,549,200
Raytheon Co.	209,700	11,072,160

		22,621,360

Airlines—1.3%
AMR Corp. (a)	370,000	11,185,100
Continental Airlines, Inc. (Class B) (b)	280,000	11,550,000

		22,735,100

Automobiles—1.3%
General Motors Corp. (a)	440,000	13,516,800
Harley-Davidson, Inc. (a)	129,800	9,147,006

		22,663,806

Beverages—0.8%
Anheuser-Busch Cos., Inc.	162,700	8,004,840
Pepsi Bottling Group, Inc.	215,000	6,645,650

		14,650,490

Biotechnology—0.7%
Amgen, Inc. (b)	179,700	12,275,307

Capital Markets—2.8%
Lehman Brothers Holdings, Inc.	128,700	10,054,044
Morgan Stanley	100,000	8,143,000
The Bear Stearns Co., Inc.	80,000	13,022,400
The Goldman Sachs Group, Inc.	90,000	17,941,500

		49,160,944

Chemicals—1.0%
The Dow Chemical Co.	130,000	5,192,200
The Lubrizol Corp.	240,000	12,031,200

		17,223,400

Commercial Services & Supplies—0.0%
Anacomp, Inc. (Class B) (b)	1	5

Communications Equipment—2.3%
Cisco Systems, Inc. (b)	920,000	25,143,600
Motorola, Inc.	770,000	15,831,200

		40,974,800

Computers & Peripherals—2.9%
Hewlett-Packard Co.	510,000	21,006,900
International Business Machines Corp.	260,000	25,259,000
QLogic Corp. (b)	210,000	4,603,200

		50,869,100

Construction & Engineering—0.2%
Quanta Services, Inc. (b)	210,000	4,130,700

Containers & Packaging—0.1%
Packaging Corp. of America	60,000	1,326,000

Security Description	Shares	Value*

Diversified Financial Services—4.7%
Bank of America Corp.	160,000	$8,542,400
CIT Group, Inc.	121,100	6,753,747
Citigroup, Inc.	620,000	34,534,000
JPMorgan Chase & Co.	528,300	25,516,890
The First Marblehead Corp. (a)	120,000	6,558,000

		81,905,037

Diversified Telecommunication Services—1.1%
AT&T, Inc.	536,000	19,162,000

Electrical Equipment—0.1%
Roper Industries, Inc.	40,000	2,009,600

Electronic Equipment & Instruments—0.5%
Molex, Inc.	10,000	316,300
Vishay Intertechnology, Inc. (b)	574,700	7,781,438

		8,097,738

Food & Staples Retailing—0.3%
The Kroger Co. (b)	254,100	5,862,087

Health Care Equipment & Supplies—1.6%
Becton, Dickinson & Co.	118,400	8,305,760
Edwards Lifesciences Corp. (b)	30,000	1,411,200
Kinetic Concepts, Inc. (b)	120,000	4,746,000
Zimmer Holdings, Inc. (b)	170,000	13,324,600

		27,787,560

Health Care Providers & Services—2.8%
Aetna, Inc.	330,000	14,249,400
Coventry Health Care, Inc. (b)	171,411	8,579,121
Manor Care, Inc.	10,000	469,200
McKesson Corp. (b)	123,900	6,281,730
Medco Health Solutions, Inc. (b)	230,000	12,291,200
WellPoint, Inc. (b)	87,700	6,901,113

		48,771,764

Hotels, Restaurants & Leisure—0.7%
McDonald’s Corp.	269,700	11,955,801

Household Durables—0.4%
Newell Rubbermaid, Inc.	213,600	6,183,720

Household Products—0.7%
Energizer Holdings, Inc. (b)	86,000	6,105,140
The Procter & Gamble Co.	100,000	6,427,000

		12,532,140

Industrial Conglomerates—2.3%
General Electric Co.	1,066,330	39,678,139

Insurance—2.1%
American International Group, Inc.	20,000	1,433,200
The Allstate Corp.	151,600	9,870,676
The Chubb Corp.	164,500	8,703,695

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Insurance—(Continued)
The St. Paul Travelers Cos., Inc.	218,300	$11,720,527
W.R. Berkley Corp.	144,275	4,978,930

		36,707,028

IT Services—2.1%
Automatic Data Processing, Inc.	280,000	13,790,000
Computer Sciences Corp. (b)	30,000	1,601,100
Fiserv, Inc. (b)	240,000	12,580,800
Sabre Holdings Corp. (Class A)	286,700	9,142,863

		37,114,763

Life Sciences Tools & Services—0.2%
Waters Corp. (b)	60,000	2,938,200

Machinery—1.3%
Cummins, Inc.	20,000	2,363,600
Parker-Hannifin Corp.	109,500	8,418,360
Terex Corp. (b)	190,000	12,270,200

		23,052,160

Media—2.8%
The McGraw-Hill Cos., Inc.	200,000	13,604,000
The Walt Disney Co.	520,000	17,820,400
Time Warner, Inc.	850,000	18,513,000

		49,937,400

Metals & Mining—1.3%
Freeport-McMoRan Copper & Gold, Inc. (Class B)	200,000	11,146,000
Nucor Corp.	220,000	12,025,200

		23,171,200

Multi-Utilities—0.7%
PG&E Corp.	270,000	12,779,100

Multiline Retail—2.5%
Dillard’s, Inc. (Class A) (a)	220,000	7,693,400
Federated Department Stores, Inc.	233,900	8,918,607
J.C. Penney Co., Inc.	170,000	13,151,200
Kohl’s Corp. (b)	200,000	13,686,000

		43,449,207

Oil, Gas & Consumable Fuels—6.6%
Chevron Corp.	340,000	25,000,200
Devon Energy Corp.	144,200	9,672,936
Exxon Mobil Corp.	650,000	49,809,500
Marathon Oil Corp.	160,000	14,800,000
Tesoro Corp.	50,000	3,288,500
Valero Energy Corp.	270,000	13,813,200

		116,384,336

Personal Products—0.5%
The Estee Lauder Cos., Inc. (Class A)	230,000	9,388,600

Security Description	Shares	Value*

Pharmaceuticals—5.4%
Johnson & Johnson	420,000	$27,728,400
Merck & Co., Inc.	440,000	19,184,000
Mylan Laboratories, Inc.	210,000	4,191,600
Pfizer, Inc.	1,060,000	27,454,000
Schering-Plough Corp.	650,000	15,366,000

		93,924,000

Road & Rail—0.6%
Ryder System, Inc.	135,700	6,928,842
YRC Worldwide, Inc.	100,000	3,773,000

		10,701,842

Semiconductors & Semiconductor Equipment—2.5%
Applied Materials, Inc.	20,000	369,000
Integrated Device Technology, Inc. (b)	460,000	7,120,800
National Semiconductor Corp.	200,000	4,540,000
NVIDIA Corp. (b)	350,000	12,953,500
Teradyne, Inc. (b)	320,000	4,787,200
Texas Instruments, Inc.	520,000	14,976,000

		44,746,500

Software—4.0%
Amdocs, Ltd. (b)	176,100	6,823,875
Microsoft Corp.	1,110,000	33,144,600
Oracle Corp. (b)	1,000,000	17,140,000
Symantec Corp. (b)	660,000	13,761,000

		70,869,475

Specialty Retail—2.7%
American Eagle Outfitters, Inc.	390,000	12,171,900
AutoZone, Inc. (b)	10,000	1,155,600
Best Buy Co., Inc.	250,000	12,297,500
Dick’s Sporting Goods, Inc. (b)	20,000	979,800
Ross Stores, Inc.	240,000	7,032,000
Staples, Inc.	490,000	13,083,000
The Gap, Inc.	70,000	1,365,000

		48,084,800

Thrifts & Mortgage Finance—0.4%
Countrywide Financial Corp.	146,300	6,210,435

Tobacco—0.2%
Altria Group, Inc.	40,000	3,432,800

Total Common Stock (Identified Cost $1,019,352,239)		1,155,468,444

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—35.0%

Security Description	Face Amount	Value*

Aerospace & Defense—0.0%
L-3 Communications Holdings, Inc. 6.375%, 10/15/15	$75,000	$74,250

Asset Backed—3.1%
Ares VIII CLO, Ltd. (144A) 8.020%, 02/26/16 (c)	1,150,000	1,162,719
Bank of America Credit Card Trust 4.720%, 05/15/13	6,025,000	5,951,570
BMW Vehicle Owner Trust 4.040%, 02/25/09 (c)	4,355,172	4,332,907
Capital Auto Receivables Asset 4.050%, 07/15/09	4,950,000	4,915,426
Credit Suisse First Boston 3.936%, 05/15/38 (c)	4,000,000	3,714,727
CWABS, Inc. 5.470%, 12/25/35 (c)	2,037,711	2,038,004
7.075%, 12/25/31 (c)	198,394	198,582
DaimlerChrysler Auto Owner Trust 3.490%, 12/08/08	3,901,164	3,880,083
5.330%, 08/08/10	4,450,000	4,459,030
Ford Credit Auto Owner Trust 4.170%, 01/15/09	3,473,421	3,454,612
5.070%, 12/15/10	4,150,000	4,141,413
GE Business Loan Trust (144A) 6.650%, 04/15/31 (c)	689,343	700,614
Hedged Mutual Fund Fee Trust (144A) 5.220%, 11/30/10	185,219	188,114
Knollwood CDO, Ltd. (144A) 8.568%, 02/08/39 (c)	749,872	728,545
Long Beach Mortgage Loan Trust 6.450%, 03/25/34 (c)	1,375,000	1,381,700
MBNA Credit Card Master Note Trust 3.300%, 07/15/10	1,600,000	1,566,376
Nissan Auto Receivables 2.700%, 12/17/07	147,107	146,955
Residential Asset Securities Corp. 5.440%, 01/25/36 (c)	1,969,078	1,969,464
Structured Asset Investment Loan Trust 8.275%, 04/25/33 (c)	754,694	755,837
Structured Asset Securities Corp. 6.450%, 06/25/32 (c)	368,277	370,473
USAA Auto Owner Trust 5.320%, 09/15/10	5,700,000	5,710,135
Washington Mutual Assets Securities Corp. 4.240%, 05/25/36	2,630,347	2,590,418

		54,357,704

Capital Markets—0.4%
Morgan Stanley 5.050%, 01/21/11	1,580,000	1,569,733
5.400%, 03/07/08 (c)	5,665,000	5,669,130
6.750%, 04/15/11	550,000	581,335

		7,820,198

Security Description	Face Amount	Value*

Chemicals—0.0%
Lyondell Chemical Co. 8.000%, 09/15/14	$175,000	$181,562
8.250%, 09/15/16 (c)	290,000	304,500
Momentive Performance Materials, Inc. 10.125%, 12/01/14	270,000	271,350

		757,412

Commercial Banks—0.8%
Bank of New York 3.800%, 02/01/08	775,000	762,454
HBOS, Plc. 3.750%, 09/30/08	1,780,000	1,733,380
HSBC Bank, N.A. 3.870%, 06/07/07	3,850,000	3,825,368
U.S. Bank, N.A. 4.400%, 08/15/08	1,375,000	1,357,184
Wachovia Corp. 4.375%, 08/15/08	835,000	823,103
5.406%, 03/23/09 (c)	2,875,000	2,875,354
Wells Fargo & Co. 4.200%, 01/15/10	855,000	832,939
4.625%, 08/09/10	1,710,000	1,678,098
4.875%, 01/12/11	590,000	584,141

		14,472,021

Commercial Mortgage-Backed Securities—6.0%
Bank of America Commercial Mortgage, Inc. 4.886%, 11/10/42 (c)	3,630,000	3,604,413
5.118%, 07/11/43	5,365,000	5,332,301
7.333%, 10/15/09	3,785,000	3,958,524
Bear Stearns Commercial Mortgage Securities, Inc. 4.361%, 06/11/41	3,134,976	3,078,536
4.674%, 06/11/41	930,000	890,308
5.920%, 10/15/36	1,520,197	1,538,134
Chase Commercial Mortgage Security Corp. 7.319%, 10/15/32	1,575,000	1,667,531
Credit Suisse First Boston Mortgage Trust 4.940%, 12/15/35	4,405,000	4,328,400
5.183%, 11/15/36	4,205,000	4,184,263
5.603%, 07/15/35	3,850,000	3,912,281
7.325%, 04/15/62	2,316,176	2,355,302
First United National Bank Commercial Mortgage Trust 6.663%, 01/12/43	3,710,000	3,892,377
First United National Bank Commercial Mortgage Trust (144A) 7.793%, 12/15/31 (c)	3,700,000	3,940,740
G.S. Mortgage Securities Trust 5.560%, 11/10/39 (c)	3,010,000	3,057,222
GE Capital Commercial Mortgage Corp. 4.578%, 06/10/48	3,480,000	3,382,109
4.996%, 12/10/37	4,340,000	4,295,509
6.269%, 12/10/35	3,440,000	3,594,050

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
GMAC Commercial Mortgage Services, Inc. 7.455%, 08/16/33	$3,238,750	$3,428,022
Harborview Mortgage Loan Trust 5.660%, 11/19/35 (c)	2,922,094	2,930,072
IMPAC CMB Trust 8.020%, 01/25/33 (c)	101,246	101,412
JPMorgan Commercial Mortgage Finance Corp. 6.658%, 10/15/35 (c)	175,000	178,484
7.351%, 09/15/29	3,945,000	4,149,094
JPMorgan Mortgage Trust 3.885%, 08/25/34 (c)	4,744,621	4,647,014
LB-UBS Commercial Mortgage Trust 3.636%, 08/15/08	2,229,307	2,178,058
4.023%, 09/15/26	2,650,000	2,605,271
4.071%, 09/15/26	2,369,057	2,309,312
5.372%, 09/15/39	3,220,000	3,225,406
5.642%, 12/15/25 (c)	2,383,333	2,400,825
5.934%, 12/15/25	1,600,000	1,626,251
7.950%, 05/15/25 (c)	3,660,000	3,912,925
Morgan Stanley Capital I, Inc. 6.630%, 07/15/30	1,025,000	1,040,517
Salomon Brothers Mortgage Securities VII, Inc. 6.499%, 10/13/11	3,920,000	4,110,338
UBS Westfield Trust (144A) 6.155%, 07/14/16	3,028,937	3,091,317
Washington Mutual, Inc. 3.423%, 04/25/33 (c)	3,388,452	3,322,586
3.695%, 05/25/33 (c)	2,700,000	2,641,902

		104,910,806

Commercial Services & Supplies—0.0%
United Rentals, Inc. 6.500%, 02/15/12	75,000	74,063

Computers & Peripherals—0.0%
Seagate Technology HDD Holdings 6.800%, 10/01/16	95,000	95,475

Containers & Packaging—0.0%
Ball Corp. 6.875%, 12/15/12	530,000	540,600

Diversified Financial Services—2.0%
AES Ironwood, LLC 8.857%, 11/30/25	127,624	143,258
AES Red Oak, LLC 9.200%, 11/30/29	50,000	56,375
American Real Estate Partners 7.125%, 02/15/13	80,000	80,400
8.125%, 06/01/12	145,000	149,713
Bank of America Corp. 5.376%, 03/24/09 (c)	4,925,000	4,929,694

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
Citigroup, Inc. 3.500%, 02/01/08	$3,835,000	$3,765,993
4.125%, 02/22/10	3,150,000	3,055,651
6.125%, 08/25/36	500,000	520,649
Compton Pete Financial Corp. 7.625%, 12/01/13	70,000	67,550
General Electric Capital Corp. 3.450%, 07/16/07	6,125,000	6,066,108
4.125%, 09/01/09	2,265,000	2,208,368
5.000%, 11/15/11	7,320,000	7,266,337
Household Finance Corp. 6.400%, 06/17/08	1,985,000	2,015,416
JPMorgan Chase & Co. 5.350%, 03/01/07	4,285,000	4,284,134
Sprint Capital Corp. 8.750%, 03/15/32	85,000	102,307
Wind Acquisition Finance, Inc. 10.750%, 12/01/15	295,000	335,562

		35,047,515

Diversified Telecommunication Services—0.3%
Cincinnati Bell, Inc. 7.250%, 07/15/13	50,000	51,750
GTE Corp. 6.940%, 04/15/28	100,000	104,842
Qwest Corp. 8.610%, 06/15/13 (c)	285,000	308,513
SBC Communications, Inc. (144A) 4.214%, 06/05/07 (c)	4,000,000	3,978,200
Windstream Corp. (144A) 8.125%, 08/01/13	410,000	443,825
8.625%, 08/01/16	295,000	323,025

		5,210,155

Electric Utilities—0.2%
Centerpoint Energy, Inc. 7.250%, 09/01/10	345,000	363,501
Dominion Resources, Inc. 7.195%, 09/15/14	625,000	685,819
8.125%, 06/15/10	1,200,000	1,301,316
Elwood Energy, LLC 8.159%, 07/05/26	131,400	137,283
Florida Power & Light Co. 5.625%, 04/01/34 (a)	300,000	295,043
Peco Energy Co. 4.750%, 10/01/12	650,000	629,211

		3,412,173

Energy Equipment & Services—0.0%
Colorado Interstate Gas Co. 6.800%, 11/15/15	90,000	93,580
Northwest Pipeline Corp. 8.125%, 03/01/10	220,000	229,075
Targa Resources, Inc. (144A) 8.500%, 11/01/13	20,000	20,150

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Energy Equipment & Services—(Continued)
Transcontinental Gas Pipeline Corp. 8.875%, 07/15/12	$100,000	$113,000

		455,805

Federal Agencies—17.2%
Federal Home Loan Bank 3.910%, 06/01/34 (c)	7,459,575	7,284,388
4.500%, 05/01/18	4,723,053	4,566,123
4.500%, 05/01/19	1,772,881	1,710,572
4.500%, 12/01/19	772,457	745,308
4.500%, 03/01/20	855,853	824,976
4.500%, 04/01/20	274,590	264,684
4.500%, 05/01/20	205,779	198,355
4.500%, 01/01/21	1,119,639	1,079,247
5.000%, 12/01/18	654,613	644,592
5.000%, 10/01/20	764,228	750,869
5.000%, 11/01/20	223,500	219,594
5.500%, 04/15/26	4,025,408	4,031,833
5.500%, 07/01/33	3,712,721	3,678,163
5.500%, 10/01/35	799,766	791,093
5.960%, 12/01/36 (c)	2,975,000	2,983,059
6.074%, 12/01/36 (c)	4,450,000	4,469,847
Federal Home Loan Mortgage Corp. 4.500%, 08/01/20	2,744,965	2,648,491
5.000%, 12/15/17	4,340,000	4,247,048
5.000%, 04/01/20	584,436	574,220
5.000%, 06/01/36	979,206	944,729
5.000%, TBA	20,600,000	20,233,073
5.500%, 05/15/29	11,678,906	11,643,650
5.500%, 10/15/33	2,996,447	3,005,365
5.500%, 03/15/34	5,179,956	5,187,718
5.500%, 05/15/34	4,513,516	4,517,801
5.750%, 06/27/16	2,700,000	2,810,111
6.000%, TBA	2,000,000	2,026,250
Federal National Mortgage Association 4.000%, 06/01/19	4,672,425	4,403,491
4.500%, 10/01/18	1,236,691	1,195,942
4.500%, 09/01/35	659,366	618,073
4.500%, TBA	5,400,000	5,114,125
5.000%, 06/01/18	1,563,251	1,540,248
5.000%, 01/01/21	4,314,864	4,251,370
5.000%, 06/01/23	1,818,100	1,771,290
5.000%, 11/01/33	10,447,148	10,105,831
5.000%, 07/01/35	242,185	233,888
5.000%, 08/01/35 (d)	5,141,881	1,233,474
5.000%, 12/01/35	364,121	351,647
5.000%, 07/01/36 (d)	6,975,000	1,667,129
5.000%, TBA	14,500,000	14,250,775
5.125%, 01/02/14 (a)	1,350,000	1,346,460
5.500%, 10/01/18	1,298,711	1,301,192
5.500%, 12/01/18	1,132,728	1,134,891
5.500%, 01/01/19	1,516,364	1,519,259
5.500%, 03/01/19	33,209	33,272
5.500%, 05/01/19	1,935,777	1,940,396
5.500%, 07/01/19	606,376	606,813
5.500%, 09/01/19	16,700,172	16,737,826
5.500%, 06/01/20	1,932,334	1,936,945

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association 5.500%, 07/01/20	$4,916,666	$4,925,795
5.500%, 09/01/20	676,788	676,668
5.500%, 01/01/21	130,127	130,108
5.500%, 02/01/21	237,282	237,248
5.500%, 01/01/24	1,042,514	1,037,521
5.500%, 02/15/27	4,660,475	4,671,289
5.500%, 05/25/27	1,505,243	1,506,216
5.500%, 04/25/30	2,928,276	2,935,550
5.500%, 04/01/33	2,374,433	2,350,228
5.500%, 11/01/33	3,077,344	3,045,974
5.500%, 02/01/34	6,605,132	6,537,802
5.500%, 04/01/34	652,087	645,439
5.500%, 05/25/34	3,203,526	3,200,016
5.500%, 11/01/34	6,365,573	6,297,330
5.500%, 04/01/35	1,886,540	1,864,992
5.500%, 06/01/35	2,090,948	2,067,067
5.500%, 11/01/35 (d)	5,765,964	1,359,705
5.500%, 12/01/35	5,688,086	5,627,105
5.500%, 01/25/36 (d)	6,218,614	1,465,242
5.500%, TBA	12,600,000	12,596,069
6.000%, 04/01/16	630,281	639,749
6.000%, 05/01/20	225,562	228,550
6.000%, 03/01/21	224,054	227,210
6.000%, 05/01/21	1,012,006	1,026,259
6.000%, 06/01/21	117,708	119,366
6.000%, 07/01/21	1,534,311	1,555,919
6.000%, 08/01/21	1,678,142	1,701,776
6.000%, 02/01/34	2,996,325	3,021,588
6.000%, 08/01/34	1,789,200	1,804,285
6.000%, 04/01/35	7,011,994	7,075,983
6.000%, 01/01/36 (c)	4,227,239	4,290,154
6.000%, TBA	23,000,000	23,165,302
6.500%, 01/01/14	542,697	555,744
6.500%, 08/01/16	2,716	2,782
6.500%, 09/01/16	433,188	443,771
6.500%, 02/01/17	82,714	84,735
6.500%, 12/01/29 (c)	1,104,324	1,133,821
6.500%, 08/01/36	982,806	1,001,336
6.500%, 09/01/36	1,885,841	1,921,397
6.500%, TBA	7,000,000	7,131,250
7.000%, 12/01/07	13,061	13,068
7.250%, 09/01/07	2,905	2,910
8.500%, 02/01/09	44,082	44,820
9.000%, 04/01/16	1,903	1,971
Government National Mortgage Association 5.000%, 10/20/33	6,606,905	6,406,573
5.500%, 04/15/33	518,576	516,683
6.000%, 02/15/09	77,268	77,601
6.000%, 09/20/33	1,079,100	1,092,500
6.000%, 10/20/33	1,744,939	1,771,089
6.000%, 11/20/33	2,392,122	2,421,828
6.000%, TBA	3,000,000	3,028,593
6.500%, 07/15/14	36,490	37,396
7.500%, 12/15/14	650,510	678,985

		301,777,854

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Foreign Government—0.3%
State of Israel 5.500%, 12/04/23	$3,175,000	$3,303,695
United Mexican States 5.625%, 01/15/17	2,050,000	2,052,050
7.500%, 04/08/33	30,000	35,400

		5,391,145

Health Care Providers & Services—0.1%
Bio-Rad Laboratories, Inc. 7.500%, 08/15/13	375,000	386,250
WellPoint, Inc. 5.850%, 01/15/36	335,000	325,435
5.950%, 12/15/34	700,000	688,734

		1,400,419

Hotels, Restaurants & Leisure—0.1%
Caesars Entertainment, Inc. 7.875%, 03/15/10	950,000	990,375
Mohegan Tribal Gaming Authority 6.125%, 02/15/13	125,000	124,062
Travelport, Inc. (144A) 9.875%, 09/01/14	130,000	130,650

		1,245,087

Household Durables—0.0%
Beazer Homes USA, Inc. 8.375%, 04/15/12	175,000	179,812

Independent Power Producers & Energy Traders—0.1%
NRG Energy, Inc. 7.375%, 02/01/16	170,000	170,850
Reliant Energy, Inc. 6.750%, 12/15/14	165,000	161,288
TXU Corp. 4.800%, 11/15/09 (c)	2,075,000	2,025,073

		2,357,211

Insurance—0.2%
Berkshire Hathaway Financial Corp. 3.375%, 10/15/08	2,850,000	2,762,140

Machinery—0.0%
Briggs & Stratton Corp. 8.875%, 03/15/11	100,000	108,250

Media—0.5%
AT&T Broadband Corp. 8.375%, 03/15/13	650,000	740,392
Comcast Corp. 6.500%, 11/15/35	555,000	558,920
7.050%, 03/15/33	275,000	294,057
EchoStar DBS Corp. 5.750%, 10/01/08	1,000,000	996,250
6.375%, 10/01/11	10,000	9,938
7.000%, 10/01/13	60,000	59,925
7.125%, 02/01/16	65,000	65,000

Security Description	Face Amount	Value*

Idearc, Inc. (144A) 8.000%, 11/15/16	$305,000	$309,575
News America Holdings, Inc. 6.200%, 12/15/34	640,000	617,738
PanAmSat Corp. (144A) 9.000%, 06/15/16	145,000	153,519
TCI Communications, Inc. 7.875%, 02/15/26	1,300,000	1,484,564
Time Warner Entertainment Co., L.P. 8.375%, 03/15/23	350,000	410,606
Time Warner, Inc. 6.875%, 05/01/12	1,875,000	1,981,404
6.950%, 01/15/28	365,000	383,030

		8,064,918

Metals & Mining—0.0%
Ispat Inland, U.L.C. 9.750%, 04/01/14	155,000	173,212

Multiline Retail—0.0%
Federated Department Stores, Inc. 6.790%, 07/15/27	160,000	159,995
The May Department Stores Co. 6.650%, 07/15/24	145,000	143,665
6.700%, 07/15/34	105,000	103,569

		407,229

Office Electronics—0.1%
Xerox Corp. 6.875%, 08/15/11	975,000	1,024,969

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp. 6.250%, 01/15/18	40,000	38,500
6.375%, 06/15/15	95,000	94,050
6.875%, 11/15/20	95,000	93,338
KCS Energy, Inc. 7.125%, 04/01/12	70,000	68,075
Newfield Exploration Co. 6.625%, 09/01/14	395,000	395,000
6.625%, 04/15/16	375,000	373,125
Sabine Pass LNG, L.P. 7.500%, 11/30/16	490,000	488,162

		1,550,250

Pharmaceuticals—0.1%
Bristol Myers Squibb Co. 5.875%, 11/15/36	950,000	934,827

Real Estate Investment Trusts—0.1%
Rouse Co., L.P. 5.375%, 11/26/13	1,635,000	1,519,577
Rouse Co., L.P. (144A) 6.750%, 05/01/13	350,000	351,488

		1,871,065

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Semiconductors & Semiconductor Equipment—0.0%
Freescale Semiconductor, Inc. 9.125%, 12/15/14	$480,000	$477,000
9.244%, 12/15/14 (c)	200,000	198,250

		675,250

U.S. Treasury—1.3%
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26	6,998,886	6,582,236
U.S. Treasury Inflation Indexed Notes (TII) 2.000%, 01/15/14	2,977,662	2,892,519
2.500%, 07/15/16	1,594,649	1,606,733
U.S. Treasury Notes 4.625%, 11/15/16	11,825,000	11,747,404

		22,828,892

Yankee—2.0%
Barclays Bank, Plc. 5.370%, 03/13/09 (c)	8,460,000	8,462,961
BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14	10,000	11,050
BSkyB Finance, Plc. (144A) 6.500%, 10/15/35 (c)	110,000	108,786
Deutsche Bank AG 5.340%, 03/15/07 (c)	1,475,000	1,474,956
Deutsche Telekom International Finance 8.250%, 06/15/30 (c)	1,150,000	1,413,741
HBOS Treasury Services, Plc. 5.000%, 11/21/11	4,290,000	4,266,705
Intelsat Bermuda, Ltd. (144A) 9.250%, 06/15/16	195,000	209,625
Landeskreditbank Baden 4.250%, 09/15/10	2,575,000	2,508,308
Rabobank 5.370%, 04/06/09 (c)	9,450,000	9,452,362
Rogers Wireless Communications, Inc. 6.375%, 03/01/14	550,000	556,875
7.500%, 03/15/15	340,000	368,900
Telecom Italia Capital, S.A. 5.250%, 10/01/15	975,000	910,756
7.200%, 07/18/36	575,000	600,713
Telefonica Emisiones, S.A. 7.045%, 06/20/36	1,025,000	1,088,721
Tyco International Group, S.A. 6.375%, 10/15/11	550,000	575,570
Vodafone Airtouch, Plc. 7.750%, 02/15/10	665,000	708,679
Vodafone Group, Plc. 5.454%, 12/28/07 (c)	2,500,000	2,501,205

		35,219,913

Total Fixed Income (Identified Cost $618,699,283)		615,200,620

Options Purchased—0.0%
Security Description	Contracts	Value*

Put Options—0.0%
U.S. Treasury Notes 10 Year Futures, Put @ 106	120	$24,375

Total Options Purchased (Identified Cost $67,719)		24,375

Short Term Investments—3.2%
Security Description	Face Amount	Value*

Discount Notes—3.2%
Federal Home Loan Bank 4.800%, 01/02/07	$46,100,000	46,093,853
Tennessee Valley Authority 5.060%, 02/08/07	9,700,000	9,647,577

Total Short Term Investments (Identified Cost $55,741,430)		55,741,430

Total Investments—104.0% (Identified Cost $1,693,860,671) (e)		1,826,434,869
Liabilities in excess of other assets		(70,286,864)

Total Net Assets—100%		$1,756,148,005

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $41,948,543 and the collateral received consisted of cash in the amount of $41,685,825 and securities with a market value of $1,396,120.
(b)	Non-Income Producing.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2006.
(d)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,695,716,018 and the composition of unrealized appreciation and depreciation of investment securities was $154,899,050 and $(24,180,199), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2006, the market value of 144A securities was $15,840,892, which is 0.9% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Schedule of Investments as of December 31, 2006

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2006	Unrealized Appreciation/ (Depreciation)
Euro (bought)	1/10/2007	141,690	$181,986	$187,070	$5,084
Euro (bought)	1/10/2007	1,375,400	1,741,201	1,815,911	74,710
Euro (bought)	1/10/2007	2,807,910	3,606,480	3,707,223	100,743
Euro (sold)	1/10/2007	4,325,000	5,564,632	5,710,204	(145,572)

Net Unrealized Appreciation					$34,965

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2006	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Bonds Futures	3/21/2007	665	$76,037,269	$74,105,937	$(1,931,332)
U.S. Treasury Notes 10 Year Futures	3/21/2007	421	45,774,133	45,244,344	(529,789)

Futures Contracts Short
Eurodollar Futures	6/18/2007	(114)	(27,124,891)	(27,009,450)	115,441
U.S. Treasury Notes 5 Year Futures	3/30/2007	(866)	(91,717,778)	(90,984,125)	733,653

Net Unrealized Depreciation					$(1,612,027)

TBA Sale Commitments

Federal Agencies	Face Amount	Value
Federal Home Loan Mortgage Corp.
4.500% (15 Year TBA)	$(5,400,000)	$(5,202,565)
5.500% (30 Year TBA)	(4,000,000)	(3,955,000)
Federal National Mortgage Association
5.000% (30 Year TBA)	(9,000,000)	(8,687,808)
5.500% (30 Year TBA)	(10,900,000)	(10,770,563)

Total TBA Sale Commitments (Proceeds Cost $(28,925,980))		$(28,615,936)

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,826,434,869
Cash		530,512
Foreign cash at value		11,920,609
Collateral for securities loaned		43,081,945
Receivable for:
Securities sold		88,992,138
Fund shares sold		1,244,110
Open forward currency contracts—net		34,965
Accrued interest and dividends		5,040,613

Total Assets		1,977,279,761
Liabilities
TBA sales commitments at value	$28,615,936
Payable for:
Fund shares redeemed	1,167,716
Securities purchased	147,100,441
Futures variation margin	57,994
Return of collateral for securities loaned	43,081,945
Interest (Short)	68,580
Accrued expenses:
Management fees	662,956
Service and distribution fees	21,937
Other expenses	354,251

Total Liabilities		221,131,756

Net Assets		$1,756,148,005

Net assets consists of:
Capital paid in		$1,632,462,359
Undistributed net investment income		43,549,629
Accumulated net realized losses		(50,680,038)
Unrealized appreciation on investments, futures contracts and foreign currency		130,816,055

Net Assets		$1,756,148,005

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,622,050,946 divided by 92,100,744 shares outstanding)		$17.61

Class B
Net asset value and redemption price per share ($57,973,110 divided by 3,308,997 shares outstanding)		$17.52

Class E
Net asset value and redemption price per share ($76,123,949 divided by 4,332,153 shares outstanding)		$17.57

Identified cost of investments		$1,693,860,671

Identified cost of foreign cash		$12,392,561

Proceeds of TBA sales commitments		$(28,925,980)

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$21,570,221
Interest		30,898,198	(a)

		52,468,419
Expenses
Management fees	$7,828,278
Service and distribution fees—Class B	125,845
Service and distribution fees—Class E	114,878
Directors’ fees and expenses	23,102
Custodian	508,436
Audit and tax services	31,697
Legal	32,979
Printing	650,474
Insurance	26,479
Miscellaneous	35,195

Total expenses	9,377,363
Expense reductions	(187,188)	9,190,175

Net Investment Income		43,278,244

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	82,252,727
Futures contracts—net	2,568,745
Foreign currency transactions—net	(276,431)	84,545,041

Unrealized appreciation (depreciation) on:
Investments—net	49,453,848
Futures contracts—net	(2,253,047)
Foreign currency transactions—net	(75,349)
Options—net	(43,344)	47,082,108

Net gain		131,627,149

Net Increase in Net Assets From Operations		$174,905,393

(a)	Includes income on securities loaned of $68,656.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$43,278,244	$41,603,672
Net realized gain	84,545,041	123,813,886
Unrealized appreciation (depreciation)	47,082,108	(109,540,548)

Increase in net assets from operations	174,905,393	55,877,010

From Distributions to Shareholders
Net investment income
Class A	(40,698,763)	(28,678,892)
Class B	(1,066,750)	(391,826)
Class E	(1,779,204)	(1,177,698)

Total distributions	(43,544,717)	(30,248,416)

Decrease in net assets from capital share transactions	(201,750,486)	(179,922,534)

Total decrease in net assets	(70,389,810)	(154,293,940)

Net Assets
Beginning of the period	1,826,537,815	1,980,831,755

End of the period	$1,756,148,005	$1,826,537,815

Undistributed Net Investment Income
End of the period	$43,549,629	$43,481,340

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	4,148,078	$69,010,042	4,850,377	$77,586,285
Reinvestments	2,496,857	40,698,763	1,861,057	28,678,892
Redemptions	(18,942,461)	(314,590,632)	(18,741,641)	(299,844,456)

Net decrease	(12,297,526)	$(204,881,827)	(12,030,207)	$(193,579,279)

Class B
Sales	1,500,884	$24,829,662	1,543,192	$24,544,623
Reinvestments	65,687	1,066,750	25,526	391,826
Redemptions	(765,003)	(12,740,179)	(335,054)	(5,357,103)

Net increase	801,568	$13,156,233	1,233,664	$19,579,346

Class E
Sales	339,111	$5,620,030	481,004	$7,687,529
Reinvestments	109,288	1,779,204	76,524	1,177,698
Redemptions	(1,051,650)	(17,424,126)	(925,763)	(14,787,828)

Net decrease	(603,251)	$(10,024,892)	(368,235)	$(5,922,601)

Decrease derived from capital share transactions		$(201,750,486)		$(179,922,534)

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.33	$16.11	$15.13	$13.07	$15.51

Income From Investment Operations
Net investment income	0.46	0.39	0.32	0.30	0.42
Net realized and unrealized gain (loss) of investments	1.23	0.09	0.95	2.30	(2.53)

Total from investment operations	1.69	0.48	1.27	2.60	(2.11)

Less Distributions
Distributions from net investment income	(0.41)	(0.26)	(0.29)	(0.54)	(0.33)

Total distributions	(0.41)	(0.26)	(0.29)	(0.54)	(0.33)

Net Asset Value, End of Period	$17.61	$16.33	$16.11	$15.13	$13.07

Total Return (%)	10.5	3.1	8.5	20.6	(13.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.52	0.50	0.50	0.51	0.49
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.51	0.49	0.49	0.50	0.48
Ratio of net investment income to average net assets (%)	2.46	2.22	1.99	2.00	2.68
Portfolio turnover rate (%)	265	443	232	211	112
Net assets, end of period (000)	$1,622,051	$1,705,344	$1,875,196	$1,922,067	$1,688,913

	Class B
	Year ended December 31,
	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$16.25	$16.03	$14.97

Income From Investment Operations
Net investment income	0.34	0.25	0.11
Net realized and unrealized gain on investments	1.30	0.19	0.95

Total from investment operations	1.64	0.44	1.06

Less Distributions
Distributions from net investment income	(0.37)	(0.22)	0.00

Total distributions	(0.37)	(0.22)	0.00

Net Asset Value, End of Period	$17.52	$16.25	$16.03

Total Return (%)	10.3	2.8	7.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.77	0.75	0.75	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	0.74	0.74	(c)
Ratio of net investment income to average net assets (%)	2.22	2.01	2.27	(c)
Portfolio turnover rate (%)	265	443	232
Net assets, end of period (000)	$57,973	$40,749	$20,413

(a)	Commencement of operations was April 26, 2004 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.30	$16.07	$15.11	$13.06	$15.51

Income From Investment Operations
Net investment income	0.40	0.33	0.29	0.41	0.40
Net realized and unrealized gain (loss) of investments	1.25	0.13	0.94	2.17	(2.52)

Total from investment operations	1.65	0.46	1.23	2.58	(2.12)

Less Distributions
Distributions from net investment income	(0.38)	(0.23)	(0.27)	(0.53)	(0.33)

Total distributions	(0.38)	(0.23)	(0.27)	(0.53)	(0.33)

Net Asset Value, End of Period	$17.57	$16.30	$16.07	$15.11	$13.06

Total Return (%)	10.3	3.0	8.3	20.4	(13.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.67	0.65	0.65	0.66	0.64
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.66	0.64	0.64	0.65	0.63
Ratio of net investment income to average net assets (%)	2.31	2.07	1.88	1.80	2.53
Portfolio turnover rate (%)	265	443	232	211	112
Net assets, end of period (000)	$76,124	$80,444	$85,223	$52,609	$11,490

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Diversified Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the BlackRock Diversified Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the BlackRock Diversified Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Total
$50,480,062	$50,480,062

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$43,544,717	$30,248,416	$—	$—	$—	$—	$43,544,717	$30,248,416

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$43,586,753	$—	$130,537,770	$(50,480,062)	$123,644,461

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the BlackRock Diversified Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$3,337,452,914	$1,331,873,425	$3,377,810,145	$1,496,474,976

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Diversified	$7,828,278	0.500%	Of the first $500 million
		0.450%	Of the next $500 million
		0.400%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Diversified Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and BlackRock Diversified Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the BlackRock Diversified Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Diversified Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-23

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of BlackRock Diversified Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	102,030,148.834	3,412,399.059	4,111,941.779	109,554,489.672

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	103,078,915.269	2,807,163.183	3,668,411.220	109,554,489.672

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	102,906,049.918	3,053,499.898	3,594,939.856	109,554,489.672

4. To eliminate the Fundamental Investment Restrictions relating to Options.	102,491,143.128	3,478,038.629	3,585,307.915	109,554,489.672

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	102,594,977.644	3,311,688.141	3,647,823.887	109,554,489.672

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	103,124,092.528	2,887,780.507	3,542,616.637	109,554,489.672

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	103,138,580.173	2,811,139.783	3,604,769.716	109,554,489.672

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	102,613,138.232	3,392,511.791	3,548,839.649	109,554,489.672

9. To revise the Fundamental Investment Restrictions relating to Commodities.	102,727,005.644	3,275,304.954	3,552,179.074	109,554,489.672

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-27

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-28

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-29

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-30

Metropolitan Series Fund, Inc.

BlackRock Diversified Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-31

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-32

Metropolitan Series Fund, Inc. BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio) Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

Effective on October 2, 2006, the name of the BlackRock Investment Trust Portfolio changed to the BlackRock Large Cap Portfolio. As of the same date, the benchmark of the Portfolio changed from the Standard & Poor’s 500 Index2 to the Russell 1000 Index1 because the Portfolio’s subadviser believes the Russell 1000 Index better reflects the universe of securities in which the Portfolio invests.

For the year ended December 31, 2006, the Class A shares of the BlackRock Large Cap Portfolio returned 14.1%, compared to its new benchmark, the Russell 1000 Index, which returned 15.5% over the same period. Its old index, the Standard & Poor’s 500 Index returned 15.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe3, was 13.1% over the same period.

PORTFOLIO REVIEW

The U.S. equity markets posted solid gains in 2006, with the broad-market S&P 500® Index climbing 15.8% for the year. Shares of large-cap value companies significantly outperformed large-cap growth stocks, as the Russell 1000 Value Index4 rose 22.3% while the Russell 1000 Growth Index5 returned 9.1% during the period. In addition, shares of small-cap companies modestly outperformed large-cap stocks, while mid-cap stocks slightly trailed large-caps for the year.

The U.S. economy downshifted in 2006 with the very significant slowdown in housing leading the way. However, corporate profit growth rose by a double-digit percentage for an unprecedented fourth year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Federal Reserve Board raised the target federal funds rate to 5.25%, while the 10-year Treasury note yield spent much of the year between 4.5% and 5%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. dollar resumed its weakness. While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable stocks.

After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured unprecedented share buy-backs and mergers-and-acquisition (M&A) activity as well as a switch in Congress from Republican to Democratic leadership. 2006 ended with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.

On October 2, 2006, management of the Portfolio was assumed by an investment team led by senior portfolio manager Bob Doll, Vice Chairman and Global CIO of Equities for BlackRock. The investment team subsequently managed the Portfolio according to their stated investment objective of seeking long-term growth of capital through investments primarily in a diversified portfolio of equity securities of large-cap companies located in the United States. The Portfolio uses an investment approach that blends growth and value.

Prior to the management change, the quantitative model demonstrated little predictive power in the first quarter, but saw improved traction in the model’s effectiveness throughout the second and third quarters. For the remainder of the year following the management change, the Portfolio held overweight positions relative to the benchmark, the Russell 1000 Index, in consumer discretionary, energy, healthcare, industrials, information technology and materials. There were underweights in the consumer staples, financials, telecommunications and utilities sectors.

The Portfolio’s performance versus the benchmark was hindered by an underweight position and stock selection in utilities, an overweight and security selection in energy, overweights in industrials and information technology, and underweights in telecommunication services and financials. Stock selection in the industrials, financials, information technology and telecommunication services sectors had a positive effect on the relative return.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

4 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX & THE S&P 500 INDEX

Average Annual Returns as of December 31, 2006

	BlackRock Large Cap Portfolio			Russell 1000 Index	S&P 500 Index
	Class A	Class B	Class E
1 Year	14.1%	13.8%	13.9%	15.5%	15.8%
5 Years	4.7	4.5	4.6	6.8	6.2
10 Years	6.7	N/A	N/A	8.6	8.4
Since Inception	—	1.7	1.8	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/16/83, 5/01/01, 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	4.4%
General Electric Co.	3.4%
Citigroup, Inc.	3.0%
Microsoft Corp.	2.9%
Johnson & Johnson	2.4%
Pfizer, Inc.	2.3%
JPMorgan Chase & Co.	2.2%
Cisco Systems, Inc.	2.2%
Chevron Corp.	2.2%
International Business Machines Corp.	2.1%

Top Sectors

% of Total Net Assets
Financials	18.5%
Information Technology	18.3%
Consumer Discretionary	14.6%
Health Care	13.6%
Industrials	10.8%
Energy	9.6%
Consumer Staples	5.7%
Materials	3.5%
Utilities	2.6%
Telecomm	2.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During period* July 1, 2006 to December 31, 2006
BlackRock Large Cap—Class A	Actual	0.56%	$1,000.00	$1,123.80	$3.00
	Hypothetical	0.56%	$1,000.00	$1,022.35	$2.85

BlackRock Large Cap—Class B	Actual	0.81%	$1,000.00	$1,122.30	$4.33
	Hypothetical	0.81%	$1,000.00	$1,021.08	$4.13

BlackRock Large Cap—Class E	Actual	0.71%	$1,000.00	$1,122.90	$3.80
	Hypothetical	0.71%	$1,000.00	$1,021.59	$3.62

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Schedule of Investments as of December 31, 2006

Common Stock—100.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
Lockheed Martin Corp.	30,000	$2,762,100
Raytheon Co.	321,500	16,975,200

		19,737,300

Airlines—2.0%
AMR Corp. (a)	580,000	17,533,400
Continental Airlines, Inc. (Class B) (b)	450,000	18,562,500

		36,095,900

Automobiles—2.3%
General Motors Corp. (a)	660,000	20,275,200
Harley-Davidson, Inc. (a)	280,000	19,731,600

		40,006,800

Beverages—1.3%
Anheuser-Busch Cos., Inc.	246,800	12,142,560
Pepsi Bottling Group, Inc.	325,600	10,064,296

		22,206,856

Biotechnology—1.9%
Amgen, Inc. (b)	272,800	18,634,968
Biogen Idec, Inc. (a) (b)	300,000	14,757,000

		33,391,968

Capital Markets—4.3%
Lehman Brothers Holdings, Inc.	195,900	15,303,708
Morgan Stanley	150,000	12,214,500
The Bear Stearns Co., Inc.	130,000	21,161,400
The Goldman Sachs Group, Inc.	140,000	27,909,000

		76,588,608

Chemicals—1.7%
E. I. du Pont de Nemours & Co.	260,000	12,664,600
The Lubrizol Corp.	360,000	18,046,800

		30,711,400

Commercial Banks—0.3%
U.S. Bancorp	170,000	6,152,300

Commercial Services & Supplies—0.3%
Convanta Holdings Corp.	100,000	2,204,000
Steelcase, Inc.	150,000	2,724,000

		4,928,000

Communications Equipment—3.5%
Cisco Systems, Inc. (b)	1,410,000	38,535,300
Motorola, Inc.	1,130,000	23,232,800

		61,768,100

Computers & Peripherals—4.5%
Hewlett-Packard Co.	780,000	32,128,200
International Business Machines Corp.	390,000	37,888,500
QLogic Corp. (b)	470,000	10,302,400

		80,319,100

Security Description	Shares	Value*

Construction & Engineering—0.2%
Quanta Services, Inc. (b)	210,000	$4,130,700

Diversified Financial Services—6.8%
Bank of America Corp.	250,000	13,347,500
CIT Group, Inc.	181,300	10,111,101
Citigroup, Inc.	940,000	52,358,000
JPMorgan Chase & Co.	800,000	38,640,000
The First Marblehead Corp.	100,000	5,465,000

		119,921,601

Diversified Telecommunication Services—1.7%
AT&T, Inc.	824,200	29,465,150

Electrical Equipment—0.1%
Roper Industries, Inc.	40,000	2,009,600

Electronic Equipment & Instruments—1.0%
CDW Corp.	70,000	4,922,400
Technologies Data Corp. (a) (b)	40,000	1,514,800
Vishay Intertechnology, Inc. (b)	861,000	11,657,940

		18,095,140

Energy Equipment & Services—0.8%
Tidewater, Inc. (a)	280,000	13,540,800

Food & Staples Retailing—0.5%
The Kroger Co. (b)	388,400	8,960,388

Food Products—0.7%
Campbell Soup Co. (a)	310,000	12,055,900

Health Care Equipment & Supplies—0.9%
Becton, Dickinson & Co.	181,200	12,711,180
Edwards Lifesciences Corp. (a) (b)	60,000	2,822,400

		15,533,580

Health Care Providers & Services—4.2%
Aetna, Inc.	500,000	21,590,000
Coventry Health Care, Inc. (b)	263,543	13,190,327
McKesson Corp. (b)	188,600	9,562,020
Medco Health Solutions, Inc. (b)	370,000	19,772,800
WellPoint, Inc. (b)	133,200	10,481,508

		74,596,655

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp.	387,800	17,191,174

Household Durables—0.5%
Newell Rubbermaid, Inc.	324,300	9,388,485

Household Products—1.0%
Energizer Holdings, Inc. (b)	130,600	9,271,294
The Procter & Gamble Co.	142,000	9,126,340

		18,397,634

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Industrial Conglomerates—3.4%
General Electric Co.	1,597,400	$59,439,254

Insurance—3.1%
American International Group, Inc.	30,000	2,149,800
The Allstate Corp.	231,200	15,053,432
The Chubb Corp.	248,000	13,121,680
The St. Paul Travelers Cos., Inc.	331,200	17,782,128
W.R. Berkley Corp.	218,500	7,540,435

		55,647,475

IT Services—3.3%
Automatic Data Processing, Inc.	290,000	14,282,500
Computer Sciences Corp. (a) (b)	180,300	9,622,611
Fiserv, Inc. (b)	330,000	17,298,600
Paychex, Inc.	60,000	2,372,400
Sabre Holdings Corp. (Class A)	436,900	13,932,741

		57,508,852

Life Sciences Tools & Services—0.5%
Waters Corp. (b)	180,000	8,814,600

Machinery—1.7%
Gardner Denver, Inc.	140,000	5,223,400
Parker-Hannifin Corp.	70,000	5,381,600
Terex Corp. (b)	290,000	18,728,200

		29,333,200

Media—4.4%
The DIRECTV Group, Inc. (b)	450,000	11,223,000
The McGraw-Hill Cos., Inc.	171,300	11,651,826
The Walt Disney Co.	790,000	27,073,300
Time Warner, Inc.	1,300,000	28,314,000

		78,262,126

Metals & Mining—1.9%
Freeport-McMoRan Copper & Gold, Inc. (Class B) (a)	310,000	17,276,300
Nucor Corp.	310,000	16,944,600

		34,220,900

Multi-Utilities—1.1%
PG&E Corp.	420,000	19,878,600

Multiline Retail—3.2%
Dillard’s, Inc. (Class A) (a)	333,800	11,672,986
J.C. Penney Co., Inc.	260,000	20,113,600
Kohl’s Corp. (b)	300,000	20,529,000
Nordstrom, Inc.	90,000	4,440,600

		56,756,186

Oil, Gas & Consumable Fuels—9.8%
Chevron Corp.	520,000	38,235,600
Devon Energy Corp.	219,700	14,737,476
Exxon Mobil Corp.	1,010,000	77,396,300

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Marathon Oil Corp.	240,000	$22,200,000
Tesoro Corp. (a)	80,000	5,261,600
Valero Energy Corp.	290,000	14,836,400

		172,667,376

Personal Products—0.3%
The Estee Lauder Cos., Inc. (Class A)	110,000	4,490,200

Pharmaceuticals—7.3%
Johnson & Johnson	640,000	42,252,800
Merck & Co., Inc.	657,500	28,667,000
Mylan Laboratories, Inc.	210,000	4,191,600
Pfizer, Inc.	1,590,000	41,181,000
Schering-Plough Corp.	560,000	13,238,400

		129,530,800

Real Estate Management & Development—0.4%
CB Richard Ellis Group, Inc. (b)	190,000	6,308,000

Road & Rail—0.6%
Ryder System, Inc. (a)	206,700	10,554,102

Semiconductors & Semiconductor Equipment—3.9%
Applied Materials, Inc.	1,140,000	21,033,000
Fairchild Semiconductor International, Inc. (a) (b)	170,000	2,857,700
National Semiconductor Corp.	410,000	9,307,000
NVIDIA Corp. (b)	520,000	19,245,200
Teradyne, Inc. (a) (b)	290,000	4,338,400
Texas Instruments, Inc.	220,000	6,336,000
Xilinx, Inc.	250,000	5,952,500

		69,069,800

Software—6.3%
Amdocs, Ltd. (b)	265,300	10,280,375
McAfee, Inc. (a) (b)	170,000	4,824,600
Microsoft Corp.	1,700,000	50,762,000
Oracle Corp. (b)	1,530,000	26,224,200
Symantec Corp. (a) (b)	960,000	20,016,000

		112,107,175

Specialty Retail—4.8%
Abercrombie & Fitch Co. (Class A) (a)	200,000	13,926,000
American Eagle Outfitters, Inc. (a)	584,999	18,257,819
AutoZone, Inc. (b)	60,000	6,933,600
Best Buy Co., Inc.	380,000	18,692,200
Dick’s Sporting Goods, Inc. (a) (b)	40,000	1,959,600
Ross Stores, Inc.	90,000	2,637,000
Staples, Inc.	350,000	9,345,000
The Gap, Inc.	640,000	12,480,000

		84,231,219

Textiles, Apparel & Luxury Goods—0.2%
Polo Ralph Lauren Corp. (a)	40,000	3,106,400

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—0.5%
Countrywide Financial Corp.	223,400	$9,483,330

Tobacco—0.8%
Altria Group, Inc.	60,000	5,149,200
Reynolds American, Inc. (a)	130,500	8,543,835

		13,693,035

Total Common Stock (Identified Cost $1,550,262,952)		1,770,295,769

Total Investments—100.1% (Identified Cost $1,550,262,952) (c)		1,770,295,769
Liabilities in excess of other assets		(1,486,022)

Total Net Assets—100%		$1,768,809,747

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $ 85,896,602 and the collateral received consisted of cash in the amount of $ 88,332,576.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,553,017,431 and the composition of unrealized appreciation and depreciation of investment securities was $234,315,532 and $(17,037,194), respectively.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,770,295,769
Collateral for securities loaned		88,332,576
Receivable for:
Fund shares sold		860,044
Accrued dividends		2,304,779

Total Assets		1,861,793,168
Liabilities
Payable for:
Fund shares redeemed	$1,691,855
Return of collateral for securities loaned	88,332,576
Due to custodian bank	1,868,888
Accrued expenses:
Management fees	742,109
Service and distribution fees	13,987
Other expenses	334,006

Total Liabilities		92,983,421

Net Assets		$1,768,809,747

Net assets consists of:
Capital paid in		$1,733,327,170
Undistributed net investment income		22,818,189
Accumulated net realized losses		(207,368,429)
Unrealized appreciation on investments		220,032,817

Net Assets		$1,768,809,747

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,685,360,392 divided by 53,825,098 shares outstanding)		$31.31

Class B
Net asset value and redemption price per share ($39,825,736 divided by 1,287,831 shares outstanding)		$30.92

Class E
Net asset value and redemption price per share ($43,623,619 divided by 1,404,333 shares outstanding)		$31.06

Identified cost of investments		$1,550,262,952

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$32,472,596
Interest		356,846	(a)

		32,829,442
Expenses
Management fees	$8,611,383
Service and distribution fees—Class B	90,141
Service and distribution fees—Class E	64,979
Directors’ fees and expenses	23,102
Custodian	387,378
Audit and tax services	27,530
Legal	32,512
Printing	639,576
Insurance	32,664
Miscellaneous	37,211

Total expenses	9,946,476
Expense reductions	(285,285)	9,661,191

Net Investment Income		23,168,251

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	115,090,096
Futures contracts—net	(24,618)	115,065,478

Unrealized appreciation on:
Investments—net	91,822,005
Futures contracts—net	92,707	91,914,712

Net gain		206,980,190

Net Increase in Net Assets From Operations		$230,148,441

(a)	Includes income on securities loaned of $46,399.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$23,168,251	$23,522,403
Net realized gain	115,065,478	187,075,344
Unrealized appreciation (depreciation)	91,914,712	(148,479,731)

Increase in net assets from operations	230,148,441	62,118,016

From Distributions to Shareholders
Net investment income
Class A	(22,120,023)	(19,890,110)
Class B	(381,997)	(264,556)
Class E	(521,088)	(466,636)

Total distributions	(23,023,108)	(20,621,302)

Decrease in net assets from capital share transactions	(229,200,996)	(206,323,663)

Total decrease in net assets	(22,075,663)	(164,826,949)

Net Assets
Beginning of the period	1,790,885,410	1,955,712,359

End of the period	$1,768,809,747	$1,790,885,410

Undistributed Net Investment Income
End of the period	$22,818,189	$23,209,724

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	2,131,552	$61,687,186	2,577,721	$69,601,355
Reinvestments	775,325	22,120,023	776,048	19,890,110
Redemptions	(10,648,010)	(307,624,253)	(10,956,114)	(295,454,296)

Net decrease	(7,741,133)	$(223,817,044)	(7,602,345)	$(205,962,831)

Class B
Sales	395,508	$11,290,166	420,244	$11,174,376
Reinvestments	13,536	381,997	10,428	264,556
Redemptions	(345,516)	(9,890,939)	(205,813)	(5,472,786)

Net increase	63,528	$1,781,224	224,859	$5,966,146

Class E
Sales	128,356	$3,676,285	142,097	$3,799,271
Reinvestments	18,394	521,088	18,328	466,636
Redemptions	(398,135)	(11,362,549)	(394,790)	(10,592,885)

Net decrease	(251,385)	$(7,165,176)	(234,365)	$(6,326,978)

Decrease derived from capital share transactions		$(229,200,996)		$(206,323,663)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.80	$27.15	$24.67	$19.12	$26.01

Income From Investment Operations
Net investment income	0.43	0.38	0.29	0.19	0.19
Net realized and unrealized gain (loss) of investments	3.46	0.57	2.37	5.54	(6.96)

Total from investment operations	3.89	0.95	2.66	5.73	(6.77)

Less Distributions
Distributions from net investment income	(0.38)	(0.30)	(0.18)	(0.18)	(0.12)

Total distributions	(0.38)	(0.30)	(0.18)	(0.18)	(0.12)

Net Asset Value, End of Period	$31.31	$27.80	$27.15	$24.67	$19.12

Total Return (%)	14.1	3.6	10.9	30.2	(26.1)
Ratio of operating expenses to average net assets before expense reductions (%)	0.56	0.55	0.54	0.56	0.54
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.54	0.53	0.53	0.55	0.52
Ratio of net investment income to average net assets (%)	1.33	1.28	1.09	0.83	0.79
Portfolio turnover rate (%)	105	93	89	75	79
Net assets, end of period (000)	$1,685,360	$1,711,587	$1,877,980	$1,886,744	$1,564,635

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.46	$26.83	$24.40	$18.93	$25.80

Income From Investment Operations
Net investment income	0.31	0.27	0.24	0.14	0.12
Net realized and unrealized gain (loss) of investments	3.46	0.60	2.33	5.48	(6.87)

Total from investment operations	3.77	0.87	2.57	5.62	(6.75)

Less Distributions
Distributions from net investment income	(0.31)	(0.24)	(0.14)	(0.15)	(0.12)

Total distributions	(0.31)	(0.24)	(0.14)	(0.15)	(0.12)

Net Asset Value, End of Period	$30.92	$27.46	$26.83	$24.40	$18.93

Total Return (%)	13.8	3.3	10.6	29.9	(26.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.80	0.79	0.81	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.79	0.78	0.78	0.80	0.77
Ratio of net investment income to average net assets (%)	1.09	1.06	0.98	0.59	0.61
Portfolio turnover rate (%)	105	93	89	75	79
Net assets, end of period (000)	$39,826	$33,624	$26,815	$14,219	$6,486

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$27.59	$26.94	$24.50	$19.01	$25.89

Income From Investment Operations
Net investment income	0.36	0.32	0.24	0.16	0.16
Net realized and unrealized gain (loss) of investments	3.45	0.59	2.37	5.51	(6.92)

Total from investment operations	3.81	0.91	2.61	5.67	(6.76)

Less Distributions
Distributions from net investment income	(0.34)	(0.26)	(0.17)	(0.18)	(0.12)

Total distributions	(0.34)	(0.26)	(0.17)	(0.18)	(0.12)

Net Asset Value, End of Period	$31.06	$27.59	$26.94	$24.50	$19.01

Total Return (%)	13.9	3.5	10.7	30.0	(26.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.71	0.70	0.69	0.71	0.69
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.69	0.68	0.68	0.70	0.67
Ratio of net investment income to average net assets (%)	1.18	1.13	0.98	0.71	0.79
Portfolio turnover rate (%)	105	93	89	75	79
Net assets, end of period (000)	$43,624	$45,674	$50,917	$35,008	$7,575

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Portfolio (formerly the BlackRock Investment Trust Portfolio) (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the BlackRock Large Cap Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Notes to Financial Statements—December 31, 2006—(Continued)

values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Notes to Financial Statements—December 31, 2006—(Continued)

Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Notes to Financial Statements—December 31, 2006—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the BlackRock Large Cap Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Total
$204,613,950	$204,613,950

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$23,023,108	$20,621,302	$—	$—	$—	$—	$23,023,108	$20,621,302

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$22,819,232	$—	$217,278,338	$(204,613,950)	$35,483,620

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the BlackRock Large Cap Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,828,667,802	$0	$2,050,593,689

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Large Cap	$8,611,383	0.550%	Of the first $500 million
		0.500%	Of the next $500 million
		0.450%	On amounts in excess of $1 billion

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Notes to Financial Statements—December 31, 2006—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Large Cap Portfolio, which prior to October 2, 2006, was known as BlackRock Investment Trust.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Notes to Financial Statements—December 31, 2006—(Continued)

6.	SUBSEQUENT EVENT:

On November 8, 2006, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of the Portfolio by the BlackRock Large-Cap Core Portfolio, a series of Met Investors Series Trust. On or about February 27, 2007, the shareholders of the Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by the BlackRock Large-Cap Core Portfolio in exchange for shares of the BlackRock Large-Cap Core Portfolio and the assumption by the BlackRock Large-Cap Core Portfolio of the liabilities of the Portfolio. If approved by shareholders, the reorganization will close on or about April 30, 2007.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and BlackRock Large Cap Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio) (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Large Cap Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-18

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of BlackRock Large Cap Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	57,970,044.672	2,333,184.574	2,824,085.623	63,127,314.869

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	58,647,612.693	2,020,133.023	2,459,569.153	63,127,314.869

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	58,700,928.309	2,006,061.663	2,420,324.897	63,127,314.869

4. To eliminate the Fundamental Investment Restrictions relating to Options.	58,320,466.105	2,337,676.988	2,469,171.776	63,127,314.869

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	58,467,330.289	2,205,367.650	2,454,616.930	63,127,314.869

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	58,681,972.061	1,995,499.541	2,449,843.267	63,127,314.869

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	58,621,412.940	2,045,825.889	2,460,076.040	63,127,314.869

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	58,325,341.826	2,385,854.703	2,416,118.340	63,127,314.869

9. To revise the Fundamental Investment Restrictions relating to Commodities.	58,394,353.429	2,198,123.898	2,534,837.542	63,127,314.869

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-25

Metropolitan Series Fund, Inc.

BlackRock Large Cap Portfolio (formerly BlackRock Investment Trust Portfolio)

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Fund, Inc. BlackRock Large Cap Value Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the BlackRock Large Cap Value Portfolio returned 19.3%, compared to its benchmark, the Russell 1000 Value Index1, which returned 22.3%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 19.0% over the same period.

PORTFOLIO REVIEW

The U.S. equity markets posted solid gains in 2006, with the broad-market S&P 500® Index3 climbing 15.8% for the year. Shares of large-cap value companies significantly outperformed large-cap growth stocks, as the Russell 1000 Value Index rose 22.3% while the Russell 1000 Growth Index4 returned 9.1% during the period. In addition, shares of small-cap companies modestly outperformed large-cap stocks, while mid-cap stocks slightly trailed large-caps for the year.

The U.S. economy downshifted in 2006 with the very significant slowdown in housing leading the way. However, corporate profit growth rose by a double-digit percentage for an unprecedented fourth year in a row. Commodity price volatility increased significantly with an early-year run-up, followed by a mid-year pullback. Most of the year featured an inverted yield curve as the Federal Reserve Board raised the target federal funds to 5.25%, while the 10-year Treasury note yield spent much of the year between 4.5% and 5%. Once again, non-U.S. markets, with the notable exception of Japan, outperformed the U.S. as the U.S. dollar resumed its weakness. While overall the year was a good one for equities, the first significant correction since 2002 enabled a change in leadership from smaller-cap, lower-quality, more cyclical stocks to larger-cap, higher-quality, more predictable stocks.

After a brief mid-year scare, inflation pressures remained fairly low around the world, which was good news, especially in light of the unprecedented run-up in industrial commodity prices. In that regard, oil prices set a new all time high in the summer, but corrected noticeably during the fall, giving further support to the equity market rally in the second half of 2006. The year also featured unprecedented share buy-backs and mergers-and-acquisition (M&A) activity as well as a switch in Congress from Republican to Democratic leadership. The year 2006 ended with the world awash in liquidity, global growth still quite strong despite the U.S. slowdown, record-high U.S. profitability, inflation and interest rates fairly low and confidence levels relatively strong.

On October 2, 2006, management of the Portfolio was assumed by the investment team led by senior portfolio manager Bob Doll, Vice Chairman and Global CIO of Equities for BlackRock. The investment team subsequently managed the Portfolio according to their stated investment objective of seeking long-term growth of capital through investments primarily in a diversified portfolio of equity securities of large-cap companies located in the United States that fund management believes are undervalued.

Prior to the management change, the quantitative model demonstrated little predictive power in the first quarter, but saw improved traction in the model’s effectiveness throughout the second and third quarters. For the remainder of the year following the management change, the Portfolio held overweight positions relative to the benchmark, the Russell 1000 Value Index, in consumer discretionary, energy, health care, information technology and materials. There were underweights in the consumer staples, financials, industrials, telecommunication services and utilities sectors.

The Portfolio’s performance versus the benchmark was hindered by underweight positions and stock selection in utilities, telecommunication services and industrials. Other detractors included overweight positions and security selection in energy and information technology. Stock selection in the financials sector had a positive effect on the relative return, as did an underweight in consumer staples and overweights in healthcare and materials.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2006

	BlackRock Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	19.3%	19.1%	19.2%	22.3%
Since Inception	10.0	15.0	9.8	11.6

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/01/02, 7/30/02, 5/01/02 respectively. Index since inception return is based on the Class A Inception Date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	7.1%
Citigroup, Inc.	4.9%
Pfizer, Inc.	3.6%
JPMorgan Chase & Co.	3.3%
Chevron Corp.	3.3%
AT&T, Inc.	2.3%
Morgan Stanley	2.0%
Hewlett-Packard Co.	1.7%
Merck & Co., Inc.	1.7%
Time Warner, Inc.	1.6%

Top Sectors

% of Total Net Assets
Financials	31.4%
Energy	15.9%
Consumer Discretionary	8.8%
Health Care	8.2%
Information Technology	7.0%
Consumer Staples	6.9%
Industrials	6.6%
Materials	6.0%
Utilities	4.6%
Telecomm	4.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
BlackRock Large Cap Value—Class A	Actual	0.84%	$1,000.00	$1,132.00	$4.51
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

BlackRock Large Cap Value—Class B	Actual	1.09%	$1,000.00	$1,130.80	$5.85
	Hypothetical	1.09%	$1,000.00	$1,019.65	$5.55

BlackRock Large Cap Value—Class E	Actual	0.99%	$1,000.00	$1,130.50	$5.32
	Hypothetical	0.99%	$1,000.00	$1,020.16	$5.04

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—99.0% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.9%
Lockheed Martin Corp.	13,100	$1,206,117
Raytheon Co.	24,300	1,283,040

		2,489,157

Airlines—1.0%
AMR Corp.	89,000	2,690,470

Automobiles—1.2%
General Motors Corp.	108,000	3,317,760

Beverages—0.8%
Anheuser-Busch Cos., Inc.	21,700	1,067,640
Pepsi Bottling Group, Inc.	32,700	1,010,757

		2,078,397

Capital Markets—6.0%
Lehman Brothers Holdings, Inc.	52,000	4,062,240
Morgan Stanley	65,000	5,292,950
The Bear Stearns Co., Inc.	21,000	3,418,380
The Goldman Sachs Group, Inc.	17,000	3,388,950

		16,162,520

Chemicals—4.2%
E. I. du Pont de Nemours & Co.	61,000	2,971,310
International Flavours & Fragrances, Inc.	38,000	1,868,080
The Dow Chemical Co.	93,000	3,714,420
The Lubrizol Corp.	55,000	2,757,150

		11,310,960

Commercial Banks—0.3%
Comerica, Inc.	14,000	821,520

Commercial Services & Supplies—1.0%
Waste Management, Inc.	74,000	2,720,980

Communications Equipment—1.0%
Motorola, Inc.	136,000	2,796,160

Computers & Peripherals—3.7%
Diebold, Inc.	48,000	2,236,800
Hewlett-Packard Co.	108,000	4,448,520
International Business Machines Corp.	33,000	3,205,950
Lexmark International, Inc. (Class A) (a)	2,000	146,400

		10,037,670

Containers & Packaging—0.7%
Sealed Air Corp.	30,000	1,947,600

Diversified Financial Services—10.2%
Bank of America Corp.	72,000	3,844,080
CIT Group, Inc.	26,900	1,500,213
Citigroup, Inc.	236,000	13,145,200
JPMorgan Chase & Co.	186,000	8,983,800

		27,473,293

Security Description	Shares	Value*

Diversified Telecommunication Services—2.3%
AT&T, Inc.	171,600	$6,134,700

Electronic Equipment & Instruments—0.9%
Technologies Data Corp. (a)	63,000	2,385,810

Food & Staples Retailing—1.2%
The Kroger Co. (a)	138,000	3,183,660

Food Products—3.5%
Campbell Soup Co.	65,000	2,527,850
General Mills, Inc.	20,600	1,186,560
H.J. Heinz Co.	62,000	2,790,620
Kraft Foods, Inc. (Class A)	82,000	2,927,400

		9,432,430

Health Care Providers & Services—2.8%
Aetna, Inc.	70,000	3,022,600
Coventry Health Care, Inc. (a)	19,600	980,980
WellPoint, Inc. (a)	44,000	3,462,360

		7,465,940

Hotels, Restaurants & Leisure—1.0%
McDonald’s Corp.	61,812	2,740,126

Household Durables—0.3%
Newell Rubbermaid, Inc.	27,000	781,650

Household Products—0.4%
The Procter & Gamble Co.	16,000	1,028,320

Industrial Conglomerates—1.6%
General Electric Co.	117,000	4,353,570

Insurance—8.5%
ACE, Ltd.	18,900	1,144,773
American International Group, Inc.	51,000	3,654,660
MBIA, Inc.	41,000	2,995,460
Nationwide Financial Services, Inc.	24,000	1,300,800
Prudential Financial, Inc.	47,000	4,035,420
The Allstate Corp.	46,700	3,040,637
The Chubb Corp.	38,900	2,058,199
The St. Paul Travelers Cos., Inc.	63,100	3,387,839
W.R. Berkley Corp.	35,450	1,223,380

		22,841,168

IT Services—0.6%
Electronic Data Systems Corp.	10,000	275,500
Sabre Holdings Corp. (Class A)	38,400	1,224,576

		1,500,076

Machinery—2.1%
Cummins, Inc.	22,000	2,599,960
Terex Corp. (a)	48,000	3,099,840

		5,699,800

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Media—4.8%
The DIRECTV Group, Inc. (a)	102,600	$2,558,844
The McGraw-Hill Cos., Inc.	23,200	1,578,064
The Walt Disney Co.	129,000	4,420,830
Time Warner, Inc.	203,000	4,421,340

		12,979,078

Metals & Mining—2.3%
Carpenter Technology Corp.	24,000	2,460,480
Freeport-McMoRan Copper & Gold, Inc. (Class B)	13,200	735,636
Nucor Corp.	56,000	3,060,960

		6,257,076

Multi-Utilities—2.8%
CenterPoint Energy, Inc.	144,400	2,394,152
PG&E Corp.	50,000	2,366,500
Xcel Energy, Inc.	117,000	2,698,020

		7,458,672

Multiline Retail—1.6%
Dillard’s, Inc. (Class A)	78,000	2,727,660
J.C. Penney Co., Inc.	21,100	1,632,296

		4,359,956

Oil, Gas & Consumable Fuels—18.4%
Chevron Corp.	120,000	8,823,600
Devon Energy Corp.	48,000	3,219,840
Exxon Mobil Corp.	250,000	19,157,500
Frontier Oil Corp.	78,000	2,241,720
Marathon Oil Corp.	43,000	3,977,500
Occidental Petroleum Corp.	77,000	3,759,910
Sunoco, Inc.	37,000	2,307,320
Tesoro Corp.	40,000	2,630,800
Valero Energy Corp.	68,000	3,478,880

		49,597,070

Pharmaceuticals—6.5%
Johnson & Johnson	51,000	3,367,020
Merck & Co., Inc.	102,000	4,447,200
Pfizer, Inc.	378,000	9,790,200

		17,604,420

Real Estate Management & Development—0.8%
CB Richard Ellis Group, Inc. (a)	62,000	2,058,400

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—1.6%
Integrated Device Technology, Inc. (a)	81,000	$1,253,880
LSI Logic Corp. (a)	33,000	297,000
Teradyne, Inc. (a)	175,000	2,618,000

		4,168,880

Software—2.0%
McAfee, Inc. (a)	81,000	2,298,780
Symantec Corp. (a)	150,000	3,127,500

		5,426,280

Specialty Retail—0.5%
AnnTaylor Stores Corp. (a)	37,500	1,231,500

Thrifts & Mortgage Finance—0.5%
Countrywide Financial Corp.	28,100	1,192,845

Tobacco—1.0%
UST, Inc.	46,000	2,677,200

Total Common Stock (Identified Cost $238,346,631)		266,405,114

Short Term Investments—0.9%
Security Description	Face Amount	Value*

Discount Notes—0.9%
Federal Home Loan Bank 4.800%, 01/02/07	$2,300,000	$2,299,693

Total Short Term Investments (Identified Cost $2,299,693)		2,299,693

Total Investments—99.9% (Identified Cost $240,646,324) (b)		268,704,807
Other assets less liabilities		398,186

Total Net Assets—100%		$269,102,993

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $240,813,063 and the composition of unrealized appreciation and depreciation of investment securities was $29,368,924 and $(1,477,180), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$268,704,807
Cash		90,135
Receivable for:
Fund shares sold		741,679
Accrued interest and dividends		439,494

Total Assets		269,976,115
Liabilities
Payable for:
Fund shares redeemed	$596,389
Accrued expenses:
Management fees	183,534
Service and distribution fees	36,430
Other expenses	56,769

Total Liabilities		873,122

Net Assets		$269,102,993

Net assets consists of:
Capital paid in		$227,380,455
Undistributed net investment income		2,650,492
Accumulated net realized gains		11,013,563
Unrealized appreciation on investments		28,058,483

Net Assets		$269,102,993

Computation of offering price:
Class A
Net asset value and redemption price per share ($48,176,186 divided by 3,488,267 shares outstanding)		$13.81

Class B
Net asset value and redemption price per share ($111,007,249 divided by 8,075,628 shares outstanding)		$13.75

Class E
Net asset value and redemption price per share ($109,919,558 divided by 7,981,919 shares outstanding)		$13.77

Identified cost of investments		$240,646,324

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$4,261,037
Interest		200,204

		4,461,241
Expenses
Management fees	$1,235,300
Deferred expense reimbursement	40,701
Service and distribution fees—Class B	154,953
Service and distribution fees—Class E	110,667
Directors’ fees and expenses	23,102
Custodian	99,273
Audit and tax services	27,530
Legal	3,199
Printing	53,139
Insurance	2,855
Miscellaneous	3,102

Total expenses	1,753,821
Expense reductions	(32,193)	1,721,628

Net Investment Income		2,739,613

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	13,121,847
Futures contracts—net	(52,170)	13,069,677

Unrealized appreciation on:
Investments—net	17,456,202
Futures contracts—net	21,452	17,477,654

Net gain		30,547,331

Net Increase in Net Assets From Operations		$33,286,944

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$2,739,613	$1,815,706
Net realized gain	13,069,677	11,494,440
Unrealized appreciation (depreciation)	17,477,654	(6,010,308)

Increase in net assets from operations	33,286,944	7,299,838

From Distributions to Shareholders
Net investment income
Class A	(515,159)	(368,702)
Class B	(516,442)	(183,294)
Class E	(736,583)	(506,615)

	(1,768,184)	(1,058,611)

Net realized gain
Class A	(2,523,701)	(397,064)
Class B	(3,063,517)	(240,573)
Class E	(4,039,624)	(625,819)

	(9,626,842)	(1,263,456)

Total distributions	(11,395,026)	(2,322,067)

Increase in net assets from capital share transactions	113,366,353	16,279,118

Total increase in net assets	135,258,271	21,256,889

Net Assets
Beginning of the period	133,844,722	112,587,833

End of the period	$269,102,993	$133,844,722

Undistributed Net Investment Income
End of the period	$2,650,492	$1,784,113

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	1,208,320	$15,607,642	756,813	$9,144,105
Reinvestments	246,661	3,038,860	66,243	765,766
Redemptions	(1,060,528)	(13,718,015)	(806,644)	(9,794,697)

Net increase	394,453	$4,928,487	16,412	$115,174

Class B
Sales	5,565,701	$71,712,404	1,891,148	$22,826,855
Reinvestments	291,528	3,579,959	36,762	423,867
Redemptions	(718,780)	(9,306,425)	(306,813)	(3,727,418)

Net increase	5,138,449	$65,985,938	1,621,097	$19,523,304

Class E
Sales	4,675,956	$60,037,459	1,129,889	$13,633,205
Reinvestments	388,309	4,776,207	98,131	1,132,434
Redemptions	(1,735,050)	(22,361,738)	(1,497,577)	(18,124,999)

Net increase (decrease)	3,329,215	$42,451,928	(269,557)	$(3,359,360)

Increase derived from capital share transactions		$113,366,353		$16,279,118

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.56	$12.11	$10.67	$7.95	$10.00

Income From Investment Operations
Net investment income	0.20	0.19	0.15	0.11	0.06
Net realized and unrealized gain (loss) of investments	2.10	0.51	1.29	2.71	(2.06)

Total from investment operations	2.30	0.70	1.44	2.82	(2.00)

Less Distributions
Distributions from net investment income	(0.18)	(0.12)	0.00	(0.10)	(0.05)
Distributions from net realized capital gains	(0.87)	(0.13)	0.00	0.00	0.00

Total distributions	(1.05)	(0.25)	0.00	(0.10)	(0.05)

Net Asset Value, End of Period	$13.81	$12.56	$12.11	$10.67	$7.95

Total Return (%)	19.3	6.0	13.4	35.7	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.85	0.93	0.94	0.85	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	0.83	0.89	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	1.05	2.33	(c)
Ratio of net investment income to average net assets (%)	1.69	1.59	1.31	1.28	1.18	(c)
Portfolio turnover rate (%)	96	109	31	51	84	(c)
Net assets, end of period (000)	$48,176	$38,850	$37,259	$33,113	$4,642

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.50	$12.07	$10.66	$7.95	$8.30

Income From Investment Operations
Net investment income	0.14	0.13	0.08	0.04	0.03
Net realized and unrealized gain (loss) of investments	2.13	0.53	1.33	2.76	(0.36)

Total from investment operations	2.27	0.66	1.41	2.80	(0.33)

Less Distributions
Distributions from net investment income	(0.15)	(0.10)	0.00	(0.09)	(0.02)
Distributions from net realized capital gains	(0.87)	(0.13)	0.00	0.00	0.00

Total distributions	(1.02)	(0.23)	0.00	(0.09)	(0.02)

Net Asset Value, End of Period	$13.75	$12.50	$12.07	$10.66	$7.95

Total Return (%)	19.1	5.6	13.2	35.4	(4.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.09	1.10	1.18	1.19	1.10	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.07	1.08	1.14	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	1.30	2.58	(c)
Ratio of net investment income to average net assets (%)	1.46	1.38	1.46	1.02	0.93	(c)
Portfolio turnover rate (%)	96	109	31	51	84	(c)
Net assets, end of period (000)	$111,007	$36,725	$15,880	$61	$1

(a)	Commencement of operations was May 1, 2002 and July 30, 2002 for Classes A and B, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.52	$12.08	$10.66	$7.95	$10.00

Income From Investment Operations
Net investment income	0.14	0.18	0.12	0.08	0.04
Net realized and unrealized gain (loss) of investments	2.14	0.49	1.30	2.72	(2.04)

Total from investment operations	2.28	0.67	1.42	2.80	(2.00)

Less Distributions
Distributions from net investment income	(0.16)	(0.10)	0.00	(0.09)	(0.05)
Distributions from net realized capital gains	(0.87)	(0.13)	0.00	0.00	0.00

Total distributions	(1.03)	(0.23)	0.00	(0.09)	(0.05)

Net Asset Value, End of Period	$13.77	$12.52	$12.08	$10.66	$7.95

Total Return (%)	19.2	5.7	13.3	35.4	(20.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.99	1.00	1.08	1.09	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.97	0.98	1.04	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	N/A	1.20	2.48	(c)
Ratio of net investment income to average net assets (%)	1.55	1.44	1.21	1.14	1.03	(c)
Portfolio turnover rate (%)	96	109	31	51	84	(c)
Net assets, end of period (000)	$109,920	$58,269	$59,449	$29,051	$4,911

(a)	Commencement of operations was May 1, 2002 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the BlackRock Large Cap Value Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the BlackRock Large Cap Value Portfolio had capital loss carryovers as follows.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Expiring 12/31/10	Expiring 12/31/09	Total
$557,986	$170,078	$728,064

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$2,142,668	$1,058,611	$9,252,358	$1,263,456	$—	$—	$11,395,026	$2,322,067

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$3,168,025	$11,390,832	$27,891,744	$(728,064)	$41,722,537

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the BlackRock Large Cap Value Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$272,480,597	$0	$168,922,152

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Large Cap Value	$1,235,300	0.700%	Of the first $250 million
		0.650%	Of the next $500 million
		0.600%	On amounts in excess of $750 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Large Cap Value Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement, in effect in earlier periods, relating to each class of the Portfolio, MetLife Advisers agreed to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits based on the Portfolio’s current fiscal year. These subsidies, in effect in earlier periods, are subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

For the year ended December 31, 2006, MetLife Advisers recovered $40,701 from the Portfolio. As of December 31, 2006, there are no expenses deferred in prior years that are subject to repayment by the Portfolio.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and BlackRock Large Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the BlackRock Large Cap Value Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Large Cap Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-17

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of BlackRock Large Cap Value Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	9,859,620.934	437,649.552	236,208.871	10,533,479.357

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	9,937,064.273	328,439.998	267,975.086	10,533,479.357

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	9,852,597.562	412,906.709	267,975.086	10,533,479.357

4. To eliminate the Fundamental Investment Restrictions relating to Options.	9,847,968.068	424,561.537	260,949.752	10,533,479.357

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	9,897,232.444	394,369.785	241,877.128	10,533,479.357

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	9,894,966.269	386,500.704	252,012.384	10,533,479.357

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	9,913,434.664	368,032.309	252,012.384	10,533,479.357

8. To revise the Fundamental Investment Restrictions relating to Commodities.	9,862,463.929	416,774.703	254,240.725	10,533,479.357

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. BlackRock Legacy Large Cap Growth Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the BlackRock Legacy Large Cap Growth Portfolio returned 4.1%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 9.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 6.3% over the same period.

PORTFOLIO REVIEW

The U.S. equity markets closed 2006 with solid double-digit gains as a pronounced third-quarter rally carried through to the end of the year. During the fourth quarter, investors looked past a slowdown in the housing market, choosing instead to focus on solid corporate earnings, stabilizing energy prices and expectations for a “soft landing” for the domestic economy. The Federal Reserve remained on the sidelines, maintaining their 5.25% target for short-term interest rates established at the end of June. At the company level, continued double-digit growth in earnings and peak profit margins also fueled investor enthusiasm during this period. In addition, merger & acquisition activity continued to run at a record pace in the fourth quarter as a result of record profits and low interest rates. This trend lifted stock prices by suggesting that there would be many more such acquisitions and attracting speculators to potential acquisition targets.

Against this backdrop, the Portfolio produced positive absolute returns during the year, but could not keep pace with its benchmark, the Russell 1000 Growth Index which rose 9.1%. Challenging stock selection in the health care and consumer discretionary sectors was responsible for the majority of the underperformance during the year.

Within health care, underperformance was largely attributable to company-specific issues. Medical device maker St. Jude Medical was one of the notable individual detractors from both absolute and relative returns during the year. The stock traded down during the period amid concerns of decelerating growth in the implantable cardiac defibrillator (ICD) market, which has been a key growth area for the firm. We felt that fundamentals would remain weak, and have eliminated the stock from the Portfolio. Other notable detractors in the health care space included Genzyme and AstraZeneca, Plc.

Stock selection in the consumer discretionary sector created a substantial drag on return comparisons. At the individual position level, our holding in specialty retailer Chico’s FAS was the most notable detractor. Chico’s first-quarter sales comparisons disappointed investors, coming in well below historical averages, and raising concerns over the company’s ability to keep up with changing fashion trends. We eliminated our position during the period. Other detractors within consumer discretionary included a position in Kohl’s among multiline retailers and Comcast in the media group.

While selection results were mixed in the information technology (IT) sector, several of the Portfolio’s strongest performers were IT companies. The largest single positive contributor to relative returns during the year was Freescale Semiconductor. Shares of the cell-phone chipmaker surged after the company agreed to be bought by a private equity consortium led by Blackstone Group for $17.6 billion. The deal’s size surpassed that of any previous buyout in the IT sector. Other notable contributors in IT included Hewlett-Packard Co. and Cognizant Technology Solutions. Relative performance in the materials sector received a boost from stable growth holding Monsanto. The agricultural biotechnology firm continued to post healthy gains driven by popularity of its corn and soy seed products.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2006

	BlackRock Legacy Large Cap Growth Portfolio				Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	4.1%	3.9%		4.0%	9.1%
5 Years	1.8	N/A		1.7	2.7
10 Years	7.6	N/A		N/A	5.4
Since Inception	—	9.9	-	0.8	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 5/01/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Google, Inc. (Class A)	4.3%
The Procter & Gamble Co.	3.7%
Hewlett-Packard Co.	3.3%
Honeywell International, Inc.	3.2%
General Electric Co.	3.0%
Monsanto Co.	2.9%
Cisco Systems, Inc.	2.9%
Corning, Inc.	2.5%
PepsiCo, Inc.	2.5%
American Express Co.	2.5%

Top Sectors

% of Total Net Assets
Information Technology	26.6%
Industrials	15.2%
Health Care	14.5%
Financials	12.1%
Consumer Discretionary	8.4%
Consumer Staples	7.7%
Energy	6.5%
Telecomm	5.5%
Materials	2.9%
Cash/Other	0.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
BlackRock Legacy Large Cap Growth—Class A	Actual	0.81%	$1,000.00	$1,062.60	$4.21
	Hypothetical	0.81%	$1,000.00	$1,021.08	$4.13

BlackRock Legacy Large Cap Growth—Class B	Actual	1.06%	$1,000.00	$1,061.20	$5.51
	Hypothetical	1.06%	$1,000.00	$1,019.80	$5.40

BlackRock Legacy Large Cap Growth—Class E	Actual	0.96%	$1,000.00	$1,061.70	$4.99
	Hypothetical	0.96%	$1,000.00	$1,020.31	$4.89

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—99.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—6.3%
Boeing Co.	53,300	$4,735,172
Honeywell International, Inc.	341,800	15,463,032
United Technologies Corp.	171,100	10,697,172

		30,895,376

Beverages—2.5%
PepsiCo, Inc.	198,200	12,397,410

Biotechnology—2.8%
Amylin Pharmaceuticals, Inc. (a) (b)	60,600	2,185,842
Genentech, Inc. (b)	28,800	2,336,544
Genzyme Corp. (b)	145,000	8,929,100

		13,451,486

Capital Markets—3.3%
Morgan Stanley	68,800	5,602,384
The Goldman Sachs Group, Inc.	41,200	8,213,220
UBS AG	41,600	2,509,728

		16,325,332

Chemicals—2.9%
Monsanto Co.	269,192	14,140,656

Communications Equipment—6.4%
Cisco Systems, Inc. (b)	512,300	14,001,159
Corning, Inc. (b)	664,700	12,436,537
Juniper Networks, Inc. (b)	248,200	4,700,908

		31,138,604

Computers & Peripherals—6.3%
Apple Computer, Inc. (b)	99,844	8,470,765
EMC Corp. (b)	296,695	3,916,374
Hewlett-Packard Co.	387,300	15,952,887
Sun Microsystems, Inc. (b)	469,900	2,546,858

		30,886,884

Consumer Finance—2.5%
American Express Co.	203,200	12,328,144

Diversified Financial Services—5.0%
Bank of America Corp.	133,000	7,100,870
Chicago Mercantile Exchange Holdings, Inc.	22,276	11,355,191
NYSE Group, Inc. (a) (b)	63,100	6,133,320

		24,589,381

Diversified Telecommunication Services—1.9%
AT&T, Inc.	259,600	9,280,700

Electrical Equipment—2.5%
Cooper Industries, Ltd. (Class A)	55,292	5,000,056
Rockwell Automation, Inc.	120,300	7,347,924

		12,347,980

Security Description	Shares	Value*

Energy Equipment & Services—4.9%
GlobalSantaFe Corp.	141,128	$8,295,504
Schlumberger, Ltd.	161,600	10,206,656
Weatherford International, Ltd. (b)	123,400	5,156,886

		23,659,046

Food & Staples Retailing—1.5%
Wal-Mart Stores, Inc.	160,700	7,421,126

Health Care Providers & Services—2.1%
Henry Schein, Inc. (b)	96,200	4,711,876
UnitedHealth Group, Inc.	99,300	5,335,389

		10,047,265

Hotels, Restaurants & Leisure—3.0%
Hilton Hotels Corp.	332,400	11,600,760
Las Vegas Sands Corp. (b)	32,900	2,943,892

		14,544,652

Household Durables—1.4%
Harman International Industries, Inc.	68,300	6,823,853

Household Products—3.7%
The Procter & Gamble Co.	279,900	17,989,173

Industrial Conglomerates—4.5%
General Electric Co.	399,100	14,850,511
Textron, Inc.	74,200	6,957,734

		21,808,245

Insurance—1.2%
American International Group, Inc.	81,200	5,818,792

Internet Software & Services—4.3%
Google, Inc. (Class A) (b)	45,106	20,770,411

IT Services—2.3%
Cognizant Technology Solutions Corp. (Class A) (b)	92,400	7,129,584
First Data Corp.	154,700	3,947,944

		11,077,528

Life Sciences Tools & Services—1.9%
Thermo Fisher Scientific, Inc. (b)	206,200	9,338,798

Machinery—1.8%
Danaher Corp.	124,100	8,989,804

Multiline Retail—1.4%
Federated Department Stores, Inc.	183,100	6,981,603

Oil, Gas & Consumable Fuels—1.6%
Consol Energy, Inc. (b)	248,000	7,968,240

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—7.8%
Allergan, Inc.	97,183	$11,636,692
Johnson & Johnson	140,600	9,282,412
Merck & Co., Inc.	221,200	9,644,320
Novartis AG (ADR)	132,400	7,605,056

		38,168,480

Semiconductors & Semiconductor Equipment—2.8%
Marvell Technology Group, Ltd. (b)	60,300	1,157,157
PMC-Sierra, Inc. (a) (b)	525,300	3,524,763
Qimonda AG (ADR) (b)	67,000	1,173,170
STMicroelectronics, N.V.	411,500	7,571,600

		13,426,690

Software—4.6%
Adobe Systems, Inc. (b)	282,200	11,604,064
Oracle Corp. (b)	128,900	2,209,346
Salesforce.com, Inc. (a) (b)	238,400	8,689,680

		22,503,090

Specialty Retail—1.2%
Staples, Inc.	226,850	6,056,895

Textiles, Apparel & Luxury Goods—1.4%
Polo Ralph Lauren Corp.	84,600	6,570,036

Wireless Telecommunication Services—3.6%
American Tower Corp. (Class A) (b)	191,800	7,150,304
NII Holdings, Inc. (a) (b)	163,807	10,555,723

		17,706,027

Total Common Stock (Identified Cost $429,293,727)		485,451,707

Short Term Investments—0.7%
Security Description	Face Amount	Value*

Discount Notes—0.7%
Federal Home Loan Bank 4.800%, 01/02/07	$3,300,000	$3,299,560

Total Short Term Investments (Identified Cost $3,299,560)		3,299,560

Total Investments—100.1% (Identified Cost $432,593,287) (c)		488,751,267
Liabilities in excess of other assets		(365,583)

Total Net Assets—100%		$488,385,684

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $17,034,322 and the collateral received consisted of cash in the amount of $17,501,940.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $432,936,932 and the composition of unrealized appreciation and depreciation of investment securities was $64,401,360 and $(8,587,025), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$488,751,267
Cash		94,126
Collateral for securities loaned		17,501,940
Receivable for:
Fund shares sold		717,318
Accrued interest and dividends		468,249

Total Assets		507,532,900
Liabilities
Payable for:
Fund shares redeemed	$1,180,394
Return of collateral for securities loaned	17,501,940
Accrued expenses:
Management fees	307,524
Service and distribution fees	14,884
Deferred directors’ fees	26,172
Other expenses	116,302

Total Liabilities		19,147,216

Net Assets		$488,385,684

Net assets consists of:
Capital paid in		$610,556,243
Undistributed net investment income		775,286
Accumulated net realized losses		(179,103,825)
Unrealized appreciation on investments		56,157,980

Net Assets		$488,385,684

Computation of offering price:
Class A
Net asset value and redemption price per share ($401,398,379 divided by 17,782,117 shares outstanding)		$22.57

Class B
Net asset value and redemption price per share ($43,334,210 divided by 1,952,697 shares outstanding)		$22.19

Class E
Net asset value and redemption price per share ($43,653,095 divided by 1,951,183 shares outstanding)		$22.37

Identified cost of investments		$432,593,287

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$4,762,934	(a)
Interest		349,375	(b)

		5,112,309
Expenses
Management fees	$3,737,908
Service and distribution fees—Class B	100,388
Service and distribution fees—Class E	65,329
Directors’ fees and expenses	24,145
Custodian	128,901
Audit and tax services	27,530
Legal	10,881
Printing	191,667
Insurance	9,561
Miscellaneous	7,339

Total expenses	4,303,649
Expense reductions	(260,203)	4,043,446

Net Investment Income		1,068,863

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		45,601,868
Unrealized depreciation on:
Investments—net		(27,179,820)

Net gain		18,422,048

Net Increase in Net Assets From Operations		$19,490,911

(a)	Net of foreign taxes of $14,331.
(b)	Includes income on securities loaned of $81,132.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$1,068,863	$684,665
Net realized gain	45,601,868	30,874,540
Unrealized appreciation (depreciation)	(27,179,820)	3,691,656

Increase in net assets from operations	19,490,911	35,250,861

From Distributions to Shareholders
Net investment income
Class A	(527,711)	(2,005,932)
Class B	0	(43,513)
Class E	0	(125,307)

Total distributions	(527,711)	(2,174,752)

Decrease in net assets from capital share transactions	(81,070,421)	(69,424,051)

Total decrease in net assets	(62,107,221)	(36,347,942)

Net Assets
Beginning of the period	550,492,905	586,840,847

End of the period	$488,385,684	$550,492,905

Undistributed Net Investment Income
End of the period	$775,286	$494,337

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	2,705,744	$59,054,218	3,340,014	$67,343,900
Reinvestments	23,696	527,711	106,303	2,005,932
Redemptions	(6,538,793)	(142,375,680)	(6,932,487)	(139,604,414)

Net decrease	(3,809,353)	$(82,793,751)	(3,486,170)	$(70,254,582)

Class B
Sales	748,700	$16,014,402	598,836	$11,891,655
Reinvestments	0	0	2,339	43,513
Redemptions	(518,641)	(11,115,064)	(316,406)	(6,251,547)

Net increase	230,059	$4,899,338	284,769	$5,683,621

Class E
Sales	355,389	$7,712,716	303,301	$6,021,019
Reinvestments	0	0	6,694	125,307
Redemptions	(503,433)	(10,888,724)	(550,750)	(10,999,416)

Net decrease	(148,044)	$(3,176,008)	(240,755)	$(4,853,090)

Decrease derived from capital share transactions		$(81,070,421)		$(69,424,051)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.70	$20.37	$18.72	$13.86	$20.74

Income From Investment Operations
Net investment income	0.06	0.04	0.08	0.00	0.01
Net realized and unrealized gain (loss) of investments	0.84	1.37	1.57	4.87	(6.89)

Total from investment operations	0.90	1.41	1.65	4.87	(6.88)

Less Distributions
Distributions from net investment income	(0.03)	(0.08)	0.00	(0.01)	0.00

Total distributions	(0.03)	(0.08)	0.00	(0.01)	0.00

Net Asset Value, End of Period	$22.57	$21.70	$20.37	$18.72	$13.86

Total Return (%)	4.1	7.0	8.8	35.2	(33.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.81	0.80	0.80	0.82	0.79
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76	0.76	0.76	0.80	N/A
Ratio of net investment income to average net assets (%)	0.24	0.15	0.39	0.00	0.05
Portfolio turnover rate (%)	104	76	190	167	243
Net assets, end of period (000)	$401,398	$468,532	$510,771	$539,840	$449,676

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$21.36	$20.04	$18.46	$13.65	$14.64

Income From Investment Operations
Net investment income (loss)	0.00	(0.03)	0.07	0.00	(0.01)
Net realized and unrealized gain (loss) of investments	0.83	1.38	1.51	4.81	(0.98)

Total from investment operations	0.83	1.35	1.58	4.81	(0.99)

Less Distributions
Distributions from net investment income	0.00	(0.03)	0.00	0.00	0.00

Total distributions	0.00	(0.03)	0.00	0.00	0.00

Net Asset Value, End of Period	$22.19	$21.36	$20.04	$18.46	$13.65

Total Return (%)	3.9	6.8	8.6	35.2	(6.8	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.06	1.05	1.05	1.07	1.04	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01	1.01	1.01	1.05	N/A
Ratio of net investment income (loss) to average net assets (%)	0.00	(0.10)	0.59	(0.04)	(0.24	)(c)
Portfolio turnover rate (%)	104	76	190	167	243
Net assets, end of period (000)	$43,334	$36,798	$28,818	$89	$1

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$21.51	$20.19	$18.59	$13.78	$20.64

Income From Investment Operations
Net investment income (loss)	0.02	0.00	0.06	(0.02)	(0.01)
Net realized and unrealized gain (loss) of investments	0.84	1.38	1.54	4.83	(6.85)

Total from investment operations	0.86	1.38	1.60	4.81	(6.86)

Less Distributions
Distributions from net investment income	0.00	(0.06)	0.00	0.00	0.00

Total distributions	0.00	(0.06)	0.00	0.00	0.00

Net Asset Value, End of Period	$22.37	$21.51	$20.19	$18.59	$13.78

Total Return (%)	4.0	6.9	8.6	34.9	(33.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.96	0.95	0.95	0.97	0.94
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.91	0.91	0.91	0.95	N/A
Ratio of net investment income (loss) to average net assets (%)	0.09	0.00	0.29	(0.14)	(0.06)
Portfolio turnover rate (%)	104	76	190	167	243
Net assets, end of period (000)	$43,653	$45,163	$47,251	$37,288	$15,218

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Legacy Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the BlackRock Legacy Large Cap Growth Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the BlackRock Legacy Large Cap Growth Portfolio had capital loss carryovers as follows:

Expiring 12/31/10	Total
$178,760,181	$178,760,181

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$527,711	$2,174,752	$—	$—	$—	$—	$527,711	$2,174,752

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$798,987	$—	$55,814,335	$(178,760,181)	$(122,146,859)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the BlackRock Legacy Large Cap Growth Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$526,853,568	$0	$603,006,647

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Legacy Large Cap Growth	$3,737,908	0.730%	Of the first $1 billion
		0.650%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Legacy Large Cap Growth Portfolio.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and BlackRock Legacy Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the BlackRock Legacy Large Cap Growth Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Legacy Large Cap Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-17

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objectives, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Legacy Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. BlackRock Money Market Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the BlackRock Money Market Portfolio returned 4.8%; the Class B shares returned 4.5%; and the Class E shares returned 4.7%. The average return of its peer group, the Lipper Variable Insurance Products Money Market Funds Universe1, was 4.5% over the same period.

PORTFOLIO REVIEW

The year ended December 31, 2006 witnessed a shift in the tighter monetary policy stance adopted by the Federal Open Market Committee (FOMC) in June 2004. During the first six months of the year, the FOMC continued toward its stated objective of removing monetary policy accommodation by increasing the federal funds target rate in 25–basis-point increments at each of its four scheduled meetings. These actions, combined with 13 previous increases of identical amounts orchestrated during the past two years, brought the current federal funds target rate to 5.25%.

The second half of the year saw the FOMC voting to keep its target for the federal funds rate steady at 5.25% at each of its scheduled meetings. The net effect of this policy shift caused the money market yield curve to flatten dramatically and occasionally invert as the markets wrestled with the question of the direction, magnitude and timing of future changes in short-term interest rates. Specifically, the spread between one-month and 12-month LIBOR (London Interbank Offered Rate) tightened 44 basis points to end the year at 1 basis point, while fed funds futures contracts were predicting a 56% probability of a 5.00% target rate during the first half of 2007.

The Portfolio maintained a relatively defensive posture during the year, as the majority of money market securities purchased bore maturity dates within three months. The strategy employed maintained the Portfolio maturity in the 30- to 55-day range with the expectation that the proceeds at maturity would be reinvested at successively higher rates during the first half of the year and largely identical to slightly higher rates during the second half. Such investments typically offered a 5- to 25-basis point yield premium over the applicable federal funds target rate before mid-year, and a tighter 3- to 8-basis point premium after mid-year.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
BlackRock Money Market—Class A	Actual	0.39%	$1,000.00	$1,025.30	$1.99
	Hypothetical	0.39%	$1,000.00	$1,023.22	$1.99

BlackRock Money Market—Class B	Actual	0.64%	$1,000.00	$1,024.00	$3.27
	Hypothetical	0.64%	$1,000.00	$1,021.94	$3.26

BlackRock Money Market—Class E	Actual	0.54%	$1,000.00	$1,024.60	$2.76
	Hypothetical	0.54%	$1,000.00	$1,022.45	$2.75

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-3

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2006

Commercial Paper—98.6% of Total Net Assets

Security Description	Face Amount	Amortized Cost*

Asset Backed—16.8%
Arkle Master, Plc. 5.330%, 11/17/07 (a)	$3,500,000	$3,500,000
Bank of America Credit Card Issuance Trust 5.270%, 02/15/07	5,235,000	5,200,514
Eramus Capital Corp. 5.240%, 03/05/07	15,374,000	15,233,020
5.280%, 03/19/07	18,260,000	18,053,784
5.280%, 03/22/07	16,749,000	16,552,478
5.370%, 01/22/07	14,080,000	14,035,894
HBOS Treasury Services, Plc. 5.250%, 02/01/07	2,123,000	2,113,402
Mane Funding Corp. 5.250%, 03/14/07	23,255,000	23,010,823
5.270%, 03/19/07	13,301,000	13,151,072
Nationwide Building Society 5.250%, 01/30/07	37,045,000	36,888,331
Sigma Finance, Inc. 5.250%, 02/27/07	15,000,000	14,875,313
Strand Capital, LLC 5.300%, 01/03/07	20,712,000	20,705,902
Sydney Capital, Inc. 5.280%, 01/09/07	2,057,000	2,054,586
Tango Financial Corp., Ltd. 5.260%, 01/25/07	29,760,000	29,655,642

		215,030,761

Capital Markets—8.9%
Lehman Brothers Holdings, Inc. 5.499%, 02/23/07 (a)	40,000,000	40,006,023
Merrill Lynch & Co., Inc. 5.335%, 05/29/07 (a)	30,000,000	30,000,000
The Goldman Sachs Group, Inc. 5.370%, 09/21/07 (a)	29,150,000	29,150,000
5.403%, 12/18/07 (a)	15,000,000	15,000,000

		114,156,023

Commercial Banks—16.2%
Banco Bilbao Vizcaya Argentina, S.A. 5.290%, 03/19/07	17,740,000	17,539,277
Credit Industriel et Commercial 5.375%, 04/30/07	12,330,000	12,330,000
DEPFA Bank, Plc. 5.245%, 01/05/07	12,404,000	12,396,771
Deutsche Bank, LLC 4.795%, 02/21/07	17,000,000	16,884,521
DnB nor Bank ASA 5.340%, 06/25/07 (a)	28,425,000	28,425,000
HSH Nordbank AG 5.250%, 01/24/07	31,600,000	31,494,008
Stadshypotek Bank AB 5.250%, 01/22/07	15,467,000	15,419,632
5.250%, 01/25/07	20,000,000	19,930,000
5.255%, 01/29/07	22,565,000	22,472,772
Unicredito ITA Bank Ireland 5.260%, 02/08/07	31,000,000	30,827,881

		207,719,862

Security Description	Face Amount	Amortized Cost*

Diversified Financial Services—45.6%
Atlas Capital Funding, Ltd. 5.250%, 03/08/07	$31,396,000	$31,093,813
Beta Finance, Inc. 5.255%, 02/20/07	50,000,000	49,635,069
CAFCO, LLC 5.250%, 02/05/07	50,000,000	49,744,792
Chariot Funding, LLC 5.280%, 03/20/07	46,594,000	46,060,965
Check Cashing USA, Inc. 5.260%, 01/22/07	40,000,000	39,877,267
Citigroup, Inc. 5.260%, 02/20/07	50,000,000	49,634,722
CRC Funding, LLC 5.250%, 02/05/07	50,000,000	49,744,792
5.250%, 02/07/07	14,110,000	14,033,865
Cullinan Financial, Ltd. 5.310%, 06/25/07 (a)	26,000,000	25,994,324
General Electric Capital Corp. 5.310%, 08/17/07 (a)	7,500,000	7,500,000
Giro Funding U.S. Corp. 5.260%, 01/22/07	2,575,000	2,567,099
5.270%, 03/29/07	30,982,000	30,587,418
Links Finance, LLC 5.328%, 08/22/07 (a)	45,515,000	45,511,586
Lockhart Funding, LLC (144A) 5.290%, 02/05/07	25,000,000	24,871,424
Newport Funding Corp. 5.260%, 02/22/07	41,000,000	40,688,491
Nyala Funding, LLC 5.260%, 02/15/07	50,743,000	50,409,365
Park Granada, LLC 5.260%, 01/30/07	25,000,000	24,894,069

		582,849,061

Federal Agencies—2.8%
Federal Home Loan Mortgage Corp. 4.720%, 02/06/07	19,500,000	19,407,960
Federal National Mortgage Association 4.815%, 02/23/07	16,000,000	15,886,580

		35,294,540

Insurance—5.8%
Allstate Life Global Funding II (144A) 5.360%, 08/27/07 (a)	10,000,000	10,000,000
ING America Insurance Holdings, LLC 5.250%, 01/11/07	31,790,000	31,743,639
Irish Life & Permanent, Plc. (144A) 5.370%, 01/22/07 (a)	20,000,000	20,000,000
New York Life Insurance Co. 5.431%, 10/15/07 (a)	5,000,000	5,000,000
Principal Life Insurance Funding 5.380%, 12/07/07 (a)	7,900,000	7,904,384

		74,648,023

*See accompanying notes to financial statements.

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Schedule of Investments as of December 31, 2006

Commercial Paper—(Continued)

Security Description	Face Amount	Amortized Cost*

Thrifts & Mortgage Finance—2.5%
Countrywide Financial Corp. 5.300%, 01/12/07	$32,420,000	$32,367,498

Total Commercial Paper (Amortized Cost $1,262,065,768)		1,262,065,768

Certificate of Deposit—1.3%

Commercial Banks—1.3%
Royal Bank of Scotland, Plc. 4.870%, 02/02/07	6,100,000	6,100,000
Washington Mutual Bank, F.A. 5.330%, 02/16/07 (a)	2,000,000	2,000,000
Wells Fargo Bank, N.A. 4.865%, 01/31/07	8,500,000	8,500,034

Total Certificate of Deposit (Amortized Cost $16,600,034)		16,600,034

Total Investments—99.9% (Amortized Cost $1,278,665,802) (b)		1,278,665,802
Other assets less liabilities		1,162,031

Total Net Assets—100%		$1,279,827,833

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2006.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,278,665,802.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2006, the market value of 144A securities was $54,871,424 which is 4.3% of total net assets.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,278,665,802
Cash		884
Receivable for:
Fund shares sold		4,701,459
Accrued interest and dividends		1,769,609

Total Assets		1,285,137,754
Liabilities
Payable for:
Fund shares redeemed	$4,676,642
Accrued expenses:
Management fees	360,557
Service and distribution fees	85,523
Other expenses	187,199

Total Liabilities		5,309,921

Net Assets		$1,279,827,833

Net assets consists of:
Capital paid in		$1,279,844,943
Undistributed net investment income		27,950
Accumulated net realized losses		(45,060)

Net Assets		$1,279,827,833

Computation of offering price:
Class A
Net asset value and redemption price per share ($875,427,837 divided by 8,754,423 shares outstanding)		$100.00

Class B
Net asset value and redemption price per share ($394,260,093 divided by 3,942,695 shares outstanding)		$100.00

Class E
Net asset value and redemption price per share ($10,139,903 divided by 101,400 shares outstanding)		$100.00

Amortized cost of investments		$1,278,665,802

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Interest		$55,446,436

Expenses
Management fees	$3,681,393
Service and distribution fees—Class B	876,639
Service and distribution fees—Class E	14,443
Directors’ fees and expenses	25,409
Custodian	142,296
Audit and tax services	31,465
Legal	39,283
Printing	228,540
Insurance	12,332
Miscellaneous	8,748

Total expenses	5,060,548
Management fee waivers	(86,212)	4,974,336

Net Investment Income		50,472,100

Realized and Unrealized Loss
Realized loss on:
Investments—net		(11,763)

Net loss		(11,763)

Net Increase in Net Assets From Operations		$50,460,337

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$50,472,100	$18,582,641
Net realized loss	(11,763)	(5,442)

Increase in net assets from operations	50,460,337	18,577,199

From Distributions to Shareholders
Net investment income
Class A	(34,245,645)	(12,538,591)
Class B	(15,774,535)	(5,788,298)
Class E	(440,266)	(255,753)

Total distributions	(50,460,446)	(18,582,641)

Increase in net assets from capital share transactions	569,188,126	150,543,141

Total increase in net assets	569,188,017	150,537,699

Net Assets
Beginning of the period	710,639,816	560,102,117

End of the period	$1,279,827,833	$710,639,816

Undistributed Net Investment Income
End of the period	$27,950	$16,296

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	7,453,514	$746,628,745	4,517,531	$451,759,744
Shares issued through acquisition	4,077,220	407,713,843	31,414	3,141,378
Reinvestments	355,311	34,245,645	125,453	12,538,591
Redemptions	(7,421,792)	(742,179,238)	(5,080,912)	(508,091,177)

Net increase (decrease)	4,464,253	$446,408,995	(406,514)	$(40,651,464)

Class B
Sales	6,560,238	$656,023,779	2,922,644	$292,561,401
Shares issued through acquisition	0	0	1,944,828	194,482,841
Reinvestments	157,745	15,774,535	60,927	5,788,298
Redemptions	(5,505,903)	(550,590,251)	(2,985,875)	(298,587,522)

Net increase	1,212,080	$121,208,063	1,942,524	$194,245,018

Class E
Sales	50,137	$5,013,719	32,849	$3,284,948
Reinvestments	4,403	440,266	2,558	255,753
Redemptions	(38,829)	(3,882,917)	(65,911)	(6,591,114)

Net increase (decrease)	15,711	$1,571,068	(30,504)	$(3,050,413)

Increase derived from capital share transactions		$569,188,126		$150,543,141

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.70	2.85	0.98	0.80	1.41

Total from investment operations	4.70	2.85	0.98	0.80	1.41

Less Distributions
Distributions from net investment income	(4.70)	(2.85)	(0.98)	(0.80)	(1.41)

Total distributions	(4.70)	(2.85)	(0.98)	(0.80)	(1.41)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.8	2.9	1.0	0.8	1.4
Ratio of operating expenses to average net assets (%)	0.38	0.41	0.42	0.40	0.43
Ratio of net investment income to average net assets (%)	4.79	2.83	0.97	0.78	1.40
Net assets, end of period (000)	$875,428	$429,019	$469,674	$610,419	$332,151

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.45	2.60	0.73	0.55	1.16

Total from investment operations	4.45	2.60	0.73	0.55	1.16

Less Distributions
Distributions from net investment income	(4.45)	(2.60)	(0.73)	(0.55)	(1.16)

Total distributions	(4.45)	(2.60)	(0.73)	(0.55)	(1.16)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.5	2.6	0.7	0.6	1.2
Ratio of operating expenses to average net assets (%)	0.63	0.66	0.67	0.65	0.68
Ratio of net investment income to average net assets (%)	4.50	2.84	0.74	0.65	1.15
Net assets, end of period (000)	$394,260	$273,052	$78,809	$75,083	$57,260

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003(a)
Net Asset Value, Beginning of Period	$100.00	$100.00	$100.00	$100.00

Income From Investment Operations
Net investment income	4.55	2.70	0.83	0.42

Total from investment operations	4.55	2.70	0.83	0.42

Less Distributions
Distributions from net investment income	(4.55)	(2.70)	(0.83)	(0.42)

Total distributions	(4.55)	(2.70)	(0.83)	(0.42)

Net Asset Value, End of Period	$100.00	$100.00	$100.00	$100.00

Total Return (%)	4.7	2.7	0.8	0.4	(b)
Ratio of operating expenses to average net assets (%)	0.53	0.56	0.57	0.55	(c)
Ratio of net investment income to average net assets (%)	4.57	2.66	0.88	0.58	(c)
Net assets, end of period (000)	$10,140	$8,569	$11,619	$6,858

(a)	Commencement of operations was April 23, 2003 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Money Market Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the BlackRock Money Market Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

As permitted by Rule 2a-7 under the 1940 Act, and subject to certain conditions therein, the BlackRock Money Market Portfolio employs the amortized cost method of security valuation that the Fund’s Board of Directors (the “Board”) has determined approximates the fair market net asset value per share of the Portfolio. The Board monitors the deviations between the Portfolio’s net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the BlackRock Money Market Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Expiring 12/31/07	Total
$11,851	$5,353	$8,633	$28	$918	$17,711	$474	$32	$45,000

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$50,460,446	$18,582,641	$—	$—	$—	$—	$50,460,446	$18,582,641

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$62,317	$—	$—	$(45,000)	$17,317

Dividends and Distributions to Shareholders:

BlackRock Money Market Portfolio dividends are declared daily to shareholders of record at the time and are paid monthly. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Money Market	$3,681,393	0.350%	Of the first $1 billion
		0.300%	Of the next $1 billion
		0.250%	On amounts in excess of $2 billion

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Money MarketPortfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the BlackRock Money Market Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.005%	First $500 million
0.015%	Next $500 million

Amounts waived for the period ended December 31, 2006 are shown as management fee waivers in the Statement of Operations.

3.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

4.	ACQUISITIONS:

On April 30, 2005, the Portfolio acquired all of the assets of the Met Investors Series Trust Money Market Portfolio (“MIST Money Market”) pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 31,414 Class A shares of the Portfolio (valued at $3.1 million) in exchange for 3,141,377 Class A shares of MIST Money Market (valued at $3.1 million) and 1,944,828 Class B shares of the Portfolio (valued at $194.5 million) in exchange for 194,482,841 Class B shares of MIST Money Market (valued at $194.5 million).

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The aggregate net assets of the Portfolio and MIST Money Market immediately before the acquisition were $522,346,978 and $197,624,218, respectively. The aggregate net assets of the Portfolio immediately after the acquisition were $719,971,196.

On May 1, 2006, the Portfolio acquired all of the assets of the Money Market Portfolio (“Money Market”), a stand-alone open-end investment company, and the Travelers Money Market Account for Variable Annuities (“Travelers Money Market Account”) and Tactical Short-Term Bond Account for Variable Annuities (“Tactical Short-Term Bond Account”), each a stand-alone managed separate account, pursuant to certain plans of reorganization. The acquisitions were accomplished by tax free exchanges of 4,077,220 Class A shares of the Portfolio (valued at $407.7 million) in exchange for 341,139,656 shares of Money Market (valued at $341.1 million); 22,750,456 units of Travelers Money Market Account (valued at $63.6 million) and 2,004,149 units of Tactical Short-Term Bond Account (valued at $3.0 million).

The aggregate net assets of the Portfolio, Money Market, Travelers Money Market Account and Tactical Short-Term Bond Account immediately before the acquisition were $745,722,395; $341,139,656; $63,550,864 and $3,023,323, respectively. The aggregate net assets immediately after the acquisition were $1,153,436,238. The total cost of acquired securities was $409,142,676.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and BlackRock Money Market Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the BlackRock Money Market Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Money Market Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-14

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-19

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-20

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Money Market Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. BlackRock Strategic Value Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the BlackRock Strategic Value Portfolio returned 16.7%, compared to its benchmark, the Russell 2000 Value Index1, which returned 23.5%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Value Funds Universe2, was 17.3% over the same period.

PORTFOLIO REVIEW

The U.S. equity markets closed 2006 with solid double-digit gains as investors looked past a slowdown in the housing market, choosing instead to focus on solid corporate earnings, stabilizing energy prices, and expectations for a “soft landing” for the domestic economy. In an effort to ease economic growth and quell inflationary pressure, the Federal Reserve Board raised its target for short-term interest rates by 25 basis points four times during the year to reach 5.25%. The final increase, which came at the end of June, sparked a strong rally in the equity markets that carried through the third and fourth quarters. In addition, robust merger-and-acquisition (M&A) activity bolstered domestic equity returns, particularly among smaller-capitalization stocks.

In this environment, small-cap stocks outperformed their large-cap counterparts, extending a multi-year trend. For the year, the small-cap Russell 2000 Index3 gained 18.4%, while the large-cap Russell 1000 Index4 posted a 15.5% return. From a style perspective, value significantly outpaced growth across the market capitalization spectrum. Within the small-cap universe, the Russell 2000 Value Index, generally led by lower-quality micro-cap names, rose 23.5%, while the Russell 2000 Growth Index5 was up 13.4%. This past year was an extremely challenging one for active small-cap value managers. Due in large part to a $3.3 billion or 40% increase in assets in small cap Exchange Traded Funds (ETFs), the Russell 2000 Value Index outperformed 94% of small cap value managers by an average of 690 basis points this year. By comparison, over the prior 20 calendar years, the Russell 2000 Value Index ranked in the 48th percentile on average and was in the top decile only once, in 1993. For the year, the BlackRock Strategic Value Portfolio posted positive absolute returns, but trailed the benchmark as relative gains in consumer discretionary and healthcare were overshadowed by weakness in financials and materials.

Despite fears of a slowdown in consumer spending, apparel and specialty retailers were key performance drivers in consumer discretionary, as lower gas prices and a healthy job market kept America shopping. Within the Portfolio, stock selection among retailers added the greatest value, benefiting in part from continued M&A activity within the sector. For example, in the third quarter, PETCO Animal Supplies announced its acquisition by a private equity group at a 49% premium. PETCO was originally added to the Portfolio based on what we believed was on attractive valuation and our belief that fundamentals would improve thanks to significant remerchandising and distribution investments made over the past two years. We sold our position during the period after shares jumped to the acquisition price. OfficeMax was another key contributor within the sector as a new management team was able to significantly boost profit margins at the office supply superstore chain. Within healthcare, solid stock selection among healthcare providers and equipment and supply manufacturers drove favorable sector comparisons. HMS Holdings was among the key individual contributors as management consistently reported earnings ahead of expectations, driving shares up more than 60% during the year.

Conversely, the Portfolio underperformed the Russell 2000 Value Index in financials. Within the sector, an overweight in capital markets names and an underweight in the thrifts and mortgage finance sub-sector added value. However, these relative gains were overshadowed by the negative impact of an underweight in Real Estate Investment Trusts (REITs) and disappointing stock selection in the insurance and commercial bank sub-sectors. REITs, which make up approximately 12% of the Index, were up 30% in 2006. In the materials sector, much of the performance shortfall was due to lackluster performance from packaging producers, including Owens-Illinois and Smurfit-Stone Container. Relative sector performance was also hampered by an underweight to metals and mining names, which gained over 56% during the year.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 1000® Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market. The Index had a total market capitalization range of $1.8 billion to $387 billion with an average market capitalization of approximately $13 billion. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 2000 VALUE INDEX

Average Annual Returns as of December 31, 2006

	BlackRock Strategic Value Portfolio			Russell 2000 Value Index
	Class A	Class B	Class E
1 Year	16.7%	16.4%	16.6%	23.5%
5 Years	10.6	10.4	10.5	15.4
Since Inception	14.2	9.1	9.2	16.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 5/1/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2006

Top Holdings

% of Total Net Assets
The Brinks Co.	2.6%
Orient-Express Hotels, Ltd. (Class A)	2.5%
DJ Orthopedics, Inc.	2.5%
Piper Jaffray Co.	2.3%
Hain Celestial Group, Inc.	1.9%
Imation Corp.	1.7%
TIBCO Software, Inc.	1.6%
Texas Industries, Inc.	1.5%
Crown Holdings, Inc.	1.5%
First Niagara Financial Group, Inc.	1.4%

Top Sectors

% of Total Net Assets
Financials	26.9%
Consumer Discretionary	17.6%
Industrials	17.3%
Information Technology	10.3%
Materials	6.9%
Consumer Staples	6.1%
Energy	4.6%
Health Care	4.5%
Utilities	3.2%
Cash/Other	2.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
BlackRock Strategic Value—Class A	Actual	0.89%	$1,000.00	$1,105.30	$4.72
	Hypothetical	0.89%	$1,000.00	$1,020.67	$4.53

BlackRock Strategic Value—Class B	Actual	1.14%	$1,000.00	$1,104.00	$6.05
	Hypothetical	1.14%	$1,000.00	$1,019.39	$5.80

BlackRock Strategic Value—Class E	Actual	1.04%	$1,000.00	$1,105.00	$5.52
	Hypothetical	1.04%	$1,000.00	$1,019.90	$5.29

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—97.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.7%
K&F Industries Holdings, Inc. (a)	278,000	$6,313,380
LMI Aerospace, Inc. (a)	260,600	4,034,088
Orbital Sciences Corp. (b)	569,000	10,492,360
Spirit Aerosystems Holdings, Inc.	208,063	6,963,869

		27,803,697

Auto Components—1.0%
Tenneco, Inc.	412,200	10,189,584

Building Products—1.5%
Goodman Global, Inc. (a)	264,872	4,555,798
Lennox International, Inc.	371,418	11,369,105

		15,924,903

Capital Markets—4.3%
GFI Group, Inc. (a) (b)	102,800	6,400,328
KBW, Inc. (a)	365,700	10,747,923
Piper Jaffray Co.	361,400	23,545,210
TradeStation Group, Inc. (a)	249,800	3,434,750

		44,128,211

Commercial Banks—9.1%
Boston Private Financial Holdings, Inc. (a)	487,900	13,763,659
Cathay General Bancorp (a) (b)	193,700	6,684,587
Central Pacific Financial Corp. (a)	139,200	5,395,392
Columbia Banking Systems, Inc.	153,700	5,397,944
First Midwest Bancorp, Inc. (a)	349,400	13,514,792
First State Bancorp	222,200	5,499,450
Sterling Bancshares, Inc.	351,900	4,581,738
Sterling Financial Corp. (Washington)	297,057	10,043,497
Taylor Capital Group, Inc.	205,800	7,534,338
Umpqua Holdings Corp. (a)	424,108	12,481,499
Wintrust Financial Corp. (a)	196,500	9,435,930

		94,332,826

Commercial Services & Supplies—6.5%
Copart, Inc. (b)	347,300	10,419,000
The Brinks Co. (a)	420,800	26,897,536
Waste Connections, Inc. (a) (b)	356,700	14,820,885
Watson Wyatt & Co. Holdings (b)	336,000	15,170,400

		67,307,821

Computers & Peripherals—3.6%
Electronics for Imaging, Inc. (a) (b)	494,100	13,133,178
Emulex Corp. (b)	300,600	5,864,706
Imation Corp.	383,800	17,819,834

		36,817,718

Construction & Engineering—1.1%
Washington Group International, Inc. (b)	183,300	10,959,507

Construction Materials—1.5%
Texas Industries, Inc. (a)	247,800	15,916,194

Security Description	Shares	Value*

Containers & Packaging—3.4%
AptarGroup, Inc.	92,100	$5,437,584
Crown Holdings, Inc.	749,900	15,687,908
Silgan Holdings, Inc.	313,100	13,751,352

		34,876,844

Diversified Consumer Services—0.7%
Jackson Hewitt Tax Service, Inc.	215,800	7,330,726

Diversified Financial Services—0.4%
NYMEX Holdings, Inc. (a) (b)	29,513	3,659,907

Electronic Equipment & Instruments—0.5%
LoJack Corp. (a)	273,939	4,678,878

Energy Equipment & Services—3.4%
Cal Dive International, Inc.	498,500	6,256,175
Hercules Offshore, Inc. (b)	261,122	7,546,426
Hornbeck Offshore Services, Inc. (b)	191,228	6,826,839
Oceaneering International, Inc.	187,200	7,431,840
Universal Compression Holdings, Inc. (b)	119,800	7,440,778

		35,502,058

Food & Staples Retailing—1.2%
BJ’s Wholesale Club, Inc. (b)	399,800	12,437,778

Food Products—4.0%
Hain Celestial Group, Inc. (b)	622,200	19,418,862
Pilgrim’s Pride Corp. (a)	236,200	6,951,366
Ralcorp Holdings, Inc. (b)	300,300	15,282,267

		41,652,495

Gas Utilities—0.6%
AGL Resources, Inc.	164,000	6,381,240

Health Care Equipment & Supplies—2.5%
DJ Orthopedics, Inc.	597,113	25,568,379

Health Care Providers & Services—0.9%
Magellan Health Services, Inc.	223,500	9,659,670

Hotels, Restaurants & Leisure—6.0%
Landry’s Restaurants, Inc. (a)	308,648	9,287,219
Morgans Hotel Group Co. (a)	191,800	3,247,174
Orient-Express Hotels, Ltd. (Class A)	548,600	25,959,752
Pinnacle Entertainment, Inc.	378,300	12,536,862
Sunterra Corp. (a) (b)	206,344	2,486,445
Vail Resorts, Inc. (a)	184,400	8,264,808

		61,782,260

Household Durables—1.5%
Directed Electronics, Inc. (a)	499,983	5,724,805
Jarden Corp. (a)	265,849	9,248,887

		14,973,692

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Independent Power Producers & Energy Traders—1.4%
Black Hills Corp. (a)	379,200	$14,007,648

Insurance—5.5%
Aspen Insurance Holdings, Ltd. (a)	515,300	13,583,308
Endurance Specialty Holdings, Ltd. (a)	420,276	15,373,696
Hanover Insurance Group, Inc.	181,457	8,855,102
National Financial Partners Corp. (a)	94,658	4,162,112
Platinum Underwriters Holdings, Ltd.	478,300	14,798,602

		56,772,820

Internet Software & Services—0.9%
SkillSoft, Plc. (ADR) (a) (b)	1,539,600	9,560,916

IT Services—0.8%
CACI International, Inc. (Class A) (b)	143,600	8,113,400

Leisure Equipment & Products—0.3%
Marvel Entertainment, Inc. (a) (b)	113,400	3,051,594

Machinery—2.7%
Astec Industries, Inc.	199,400	6,998,940
Gardner Denver, Inc.	290,200	10,827,362
Kennametal, Inc.	172,000	10,122,200

		27,948,502

Marine—1.3%
Kirby Corp.	380,100	12,972,813

Media—1.5%
Regal Entertainment Group (a)	710,000	15,137,200

Metals & Mining—1.0%
Century Aluminum Co. (a)	219,048	9,780,493

Multi-Utilities—1.2%
PNM Resources, Inc.	398,800	12,402,680

Multiline Retail—1.0%
Saks, Inc. (a) (b)	592,700	10,561,914

Oil, Gas & Consumable Fuels—1.2%
Comstock Resources, Inc. (a) (b)	252,000	7,827,120
Goodrich Petroleum Corp. (a) (b)	120,100	4,345,218

		12,172,338

Paper & Forest Products—1.0%
Louisiana-Pacific Corp.	479,700	10,327,941

Personal Products—0.9%
NU Skin Enterprises, Inc. (a)	514,451	9,378,442

Pharmaceuticals—1.1%
Axcan Pharma, Inc. (a)	819,020	11,662,845

Security Description	Shares	Value*

Real Estate Investment Trusts—5.1%
Arbor Realty Trust, Inc.	184,800	$5,560,632
BioMed Realty Trust, Inc.	325,600	9,312,160
Corporate Office Properties Trust (a)	208,000	10,497,760
DCT Industrial Realty Trust, Inc.	610,400	7,202,720
Education Realty Trust, Inc. (a)	565,400	8,350,958
Gramercy Capital Corp. (a)	179,900	5,557,111
Innkeepers USA Trust	420,800	6,522,400

		53,003,741

Road & Rail—0.5%
Vitran Corp., Inc.	267,200	4,641,264

Semiconductors & Semiconductor Equipment—1.4%
PMC-Sierra, Inc. (a) (b)	845,500	5,673,305
Varian Semiconductor Equipment Associates, Inc. (b)	193,900	8,826,328

		14,499,633

Software—3.1%
Hyperion Solutions Corp. (b)	266,700	9,585,198
Lawson Software, Inc. (a)	789,300	5,832,927
TIBCO Software, Inc. (b)	1,785,500	16,855,120

		32,273,245

Specialty Retail—5.0%
Big 5 Sporting Goods Corp. (a)	265,200	6,476,184
Borders Group, Inc. (a)	424,100	9,478,635
Genesco, Inc. (a)	281,600	10,503,680
Golfsmith Holdings, Inc.	141,268	1,371,712
Guitar Center, Inc. (a) (b)	92,500	4,205,050
Hot Topic, Inc. (b)	519,700	6,932,798
Payless Shoesource, Inc. (b)	337,100	11,063,622
The Talbots, Inc. (a)	82,972	1,999,625

		52,031,306

Textiles, Apparel & Luxury Goods—0.7%
Phillips-Van Heusen Corp.	142,100	7,129,157

Thrifts & Mortgage Finance—2.5%
First Niagara Financial Group, Inc. (a)	1,036,700	15,405,362
Webster Finanical Corp.	37,628	1,833,236
WSFS Financial Corp.	131,270	8,785,901

		26,024,499

Trading Companies & Distributors—1.0%
H & E Equipment Services, Inc. (b)	211,800	5,246,286
MSC Industrial Direct Co. (Class A)	140,300	5,492,745

		10,739,031

Total Common Stock (Identified Cost $922,541,800)		1,006,077,810

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Schedule of Investments as of December 31, 2006

Short Term Investments—2.0%

Security Description	Face Amount	Value*

Discount Notes—2.0%
Federal Home Loan Bank 4.800%, 01/02/07	$20,600,000	$20,597,253

Total Short Term Investments (Identified Cost $20,597,253)		20,597,253

Total Investments—99.5% (Identified Cost $943,139,053) (c)		1,026,675,063
Other assets less liabilities		4,911,241

Total Net Assets—100%		$1,031,586,304

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $174,154,937 and the collateral received consisted of cash in the amount of $180,122,993.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $945,755,363 and the composition of unrealized appreciation and depreciation of investment securities was $95,122,299 and $(14,202,599), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,026,675,063
Cash		25,881
Collateral for securities loaned		180,122,993
Receivable for:
Securities sold		7,404,009
Fund shares sold		900,144
Accrued interest and dividends		839,438

Total Assets		1,215,967,528
Liabilities
Payable for:
Fund shares redeemed	$2,166,903
Securities purchased	1,100,934
Return of collateral for securities loaned	180,122,993
Accrued expenses:
Management fees	723,185
Service and distribution fees	68,039
Other expenses	199,170

Total Liabilities		184,381,224

Net Assets		$1,031,586,304

Net assets consists of:
Capital paid in		$830,089,939
Undistributed net investment income		3,453,639
Accumulated net realized gains		114,506,716
Unrealized appreciation on investments		83,536,010

Net Assets		$1,031,586,304

Computation of offering price:
Class A
Net asset value and redemption price per share ($609,877,347 divided by 34,373,786 shares outstanding)		$17.74

Class B
Net asset value and redemption price per share ($169,004,035 divided by 9,649,969 shares outstanding)		$17.51

Class E
Net asset value and redemption price per share ($252,704,922 divided by 14,376,437 shares outstanding)		$17.58

Identified cost of investments		$943,139,053

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$12,004,072
Interest		1,253,944	(a)

		13,258,016
Expenses
Management fees	$8,186,451
Service and distribution fees—Class B	353,792
Service and distribution fees—Class E	377,115
Directors’ fees and expenses	23,102
Custodian	196,257
Audit and tax services	27,530
Legal	18,615
Printing	364,127
Insurance	18,029
Miscellaneous	33,808

Total expenses	9,598,826
Expense reductions	(382,823)	9,216,003

Net Investment Income		4,042,013

Realized and Unrealized Gain
Realized gain on:
Investments—net		113,811,788
Unrealized appreciation on:
Investments—net		36,617,809

Net gain		150,429,597

Net Increase in Net Assets From Operations		$154,471,610

(a)	Includes income on securities loaned of $265,890.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$4,042,013	$3,502,100
Net realized gain	113,811,788	188,560,892
Unrealized appreciation (depreciation)	36,617,809	(152,734,201)

Increase in net assets from operations	154,471,610	39,328,791

From Distributions to Shareholders
Net investment income
Class A	(1,945,245)	0
Class B	(102,941)	0
Class E	(458,488)	0

	(2,506,674)	0

Net realized gain
Class A	(115,020,430)	(42,516,221)
Class B	(25,158,754)	(5,460,595)
Class E	(48,023,370)	(17,557,622)

	(188,202,554)	(65,534,438)

Total distributions	(190,709,228)	(65,534,438)

Increase in net assets from capital share transactions	93,355,982	1,426,644

Total increase (decrease) in net assets	57,118,364	(24,779,003)

Net Assets
Beginning of the period	974,467,940	999,246,943

End of the period	$1,031,586,304	$974,467,940

Undistributed Net Investment Income
End of the period	$3,453,639	$3,019,166

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	5,017,240	$88,564,317	5,458,141	$99,439,133
Reinvestments	6,941,583	116,965,675	2,538,282	42,516,221
Redemptions	(10,145,321)	(176,493,943)	(10,228,100)	(186,914,961)

Net increase (decrease)	1,813,502	$29,036,049	(2,231,677)	$(44,959,607)

Class B
Sales	3,173,425	$54,320,433	3,682,166	$66,518,582
Reinvestments	1,516,308	25,261,695	328,952	5,460,595
Redemptions	(1,406,157)	(24,130,240)	(729,889)	(13,169,328)

Net increase	3,283,576	$55,451,888	3,281,229	$58,809,849

Class E
Sales	909,735	$15,909,769	1,110,787	$20,092,410
Reinvestments	2,901,368	48,481,858	1,055,146	17,557,622
Redemptions	(3,204,769)	(55,523,582)	(2,761,705)	(50,073,630)

Net increase (decrease)	606,334	$8,868,045	(595,772)	$(12,423,598)

Increase derived from capital share transactions		$93,355,982		$1,426,644

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.55	$19.17	$16.62	$11.07	$14.13

Income From Investment Operations
Net investment income (loss)	0.08	0.08	0.00	(0.01)	(0.04)
Net realized and unrealized gain (loss) of investments	2.84	0.57	2.55	5.56	(2.95)

Total from investment operations	2.92	0.65	2.55	5.55	(2.99)

Less Distributions
Distributions from net investment income	(0.06)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(3.67)	(1.27)	0.00	0.00	(0.06)

Total distributions	(3.73)	(1.27)	0.00	0.00	(0.07)

Net Asset Value, End of Period	$17.74	$18.55	$19.17	$16.62	$11.07

Total Return (%)	16.7	4.2	15.3	50.1	(21.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.89	0.89	0.89	0.93	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.85	0.84	0.87	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.48	0.42	(0.03)	(0.10)	(0.28)
Portfolio turnover rate (%)	141	175	33	44	27
Net assets, end of period (000)	$609,877	$604,086	$666,800	$561,245	$319,202

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.35	$19.02	$16.53	$11.04	$14.12

Income From Investment Operations
Net investment income (loss)	0.04	0.03	0.00	(0.01)	0.00
Net realized and unrealized gain (loss) of investments	2.81	0.57	2.49	5.50	(3.01)

Total from investment operations	2.85	0.60	2.49	5.49	(3.01)

Less Distributions
Distributions from net investment income	(0.02)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(3.67)	(1.27)	0.00	0.00	(0.06)

Total distributions	(3.69)	(1.27)	0.00	0.00	(0.07)

Net Asset Value, End of Period	$17.51	$18.35	$19.02	$16.53	$11.04

Total Return (%)	16.4	3.9	15.1	49.7	(21.5)
Ratio of operating expenses to average net assets before expense reductions (%)	1.14	1.14	1.14	1.18	1.20
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.10	1.09	1.12	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.26	0.20	(0.09)	(0.26)	(0.53)
Portfolio turnover rate (%)	141	175	33	44	27
Net assets, end of period (000)	$169,004	$116,849	$58,676	$1,120	$10

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$18.41	$19.06	$16.55	$11.04	$14.12

Income From Investment Operations
Net investment income (loss)	0.06	0.05	(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) of investments	2.82	0.57	2.53	5.53	(3.00)

Total from investment operations	2.88	0.62	2.51	5.51	(3.01)

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(3.67)	(1.27)	0.00	0.00	(0.06)

Total distributions	(3.71)	(1.27)	0.00	0.00	(0.07)

Net Asset Value, End of Period	$17.58	$18.41	$19.06	$16.55	$11.04

Total Return (%)	16.6	4.0	15.2	49.9	(21.5)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.04	1.04	1.08	1.10
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.00	0.99	1.02	N/A	N/A
Ratio of net investment income (loss) to average net assets (%)	0.32	0.27	(0.16)	(0.22)	(0.43)
Portfolio turnover rate (%)	141	175	33	44	27
Net assets, end of period (000)	$252,705	$253,532	$273,771	$178,240	$56,055

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The BlackRock Strategic Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the BlackRock Strategic Value Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-12

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-13

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the BlackRock Strategic Value Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$26,429,853	$4,492,905	$164,279,375	$61,041,533	$—	$—	$190,709,228	$65,534,438

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$75,912,779	$44,663,886	$80,919,700	$—	$201,496,365

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the BlackRock Strategic Value Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,380,065,274	$0	$1,471,430,075

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
BlackRock Strategic Value	$8,186,451	0.850%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. BlackRock Advisors, LLC is compensated to provide subadvisory services for the BlackRock Strategic Value Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and BlackRock Strategic Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the BlackRock Strategic Value Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the BlackRock Strategic Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-17

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of BlackRock Strategic Value Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	48,811,888.644	1,665,778.900	1,232,313.243	51,709,980.787

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	49,250,368.929	1,302,959.486	1,156,652.372	51,709,980.787

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	49,198,531.607	1,410,559.959	1,100,889.221	51,709,980.787

4. To eliminate the Fundamental Investment Restrictions relating to Options.	48,911,424.483	1,655,036.323	1,143,519.981	51,709,980.787

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	49,093,900.469	1,498,718.210	1,117,362.108	51,709,980.787

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	49,236,191.291	1,357,213.378	1,116,576.118	51,709,980.787

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	49,214,152.932	1,357,392.758	1,138,435.097	51,709,980.787

8. To revise the Fundamental Investment Restrictions relating to Commodities.	49,026,180.040	1,555,311.652	1,128,489.095	51,709,980.787

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-22

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-23

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-24

Metropolitan Series Fund, Inc.

BlackRock Strategic Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. Capital Guardian U.S. Equity Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Managed by Capital Guardian Trust Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Capital Guardian U.S. Equity Portfolio returned 10.1%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 15.8%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Core Funds Universe2, was 14.5% over the same period.

PORTFOLIO REVIEW

The Standard & Poor’s 500 Index (“Index”) achieved its biggest annual gain since 2003. All 10 industry sectors advanced, with solid earnings and buyout news boosting materials, energy, and consumer discretionary stocks. The health care and information technology sectors lagged. Within the Index, companies in the largest and smallest market capitalization quintiles outperformed the broad market, while the middle capitalization range (companies between $15 billion and $32 billion) underperformed.

The Dow Jones Industrial Average3 broke through its all-time high, notching its best quarterly gain in three years. Value stocks continued to outperform their growth peers and small-cap stocks outpaced large caps.

Data released during the year indicated the U.S. economy was resilient. Lower oil prices contributed to diminishing inflation and a healthy rise in consumer spending, and employment and real wages both increased during the period. The Federal Reserve’s target interest rate ended the year at 5.25% after several small shifts up during the second quarter. The housing sector started to show signs of weakness, but by the end of year new and existing home sales figures suggested the slumping market may be leveling off.

In a year of strong double digit returns for both the Portfolio and the Index, investment results of the Portfolio trailed those of the Index.

Within the Portfolio, areas that added value during the year include stock selection within the consumer staple, health care, and utility sectors. Altria Group, Campbell Soup Company, and Kraft Foods all were positive contributors within consumer staples, and AES Corp. and CMS Energy were top contributors within the utility sector. Within health care, Forest Labs and Baxter International were the top contributors. Other major holdings that performed well in 2006 were Cisco Systems and J.P. Morgan Chase & Co.

Stock selection in the financial sector was the top overall detractor from results during the year. Within financials, SLM Corp. was the top relative detractor for the year. While we continued to believe in the long term fundamentals of the company, it faced market perception that earnings would be more volatile going forward and the concern about uncertain effects of the Democratic majority in the House and Senate on fiscal policy. SLM Corp. ended the year as the fifth largest holding in the Portfolio.

The consumer discretionary sector was another detractor from results. Within the sector, the two stocks that had the biggest negative impact on returns were Getty Images Inc. and Lowes. While Lowes was up slightly more than 11% during the year, the overall sector was up over 18%, so it was a relative detractor from results for the Portfolio. Issue selection in the telecommunication service and energy sectors were also detractors during the year.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Dow Jones Industrial Average is a price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange.

MSF-2

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P 500 INDEX

Average Annual Returns as of December 31, 2006

	Capital Guardian U.S. Equity Portfolio		S&P 500 Index
	Class A	Class B
1 Year	10.1%	9.8%	15.8%
Since Inception	7.2	7.0	8.0

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/01/02.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Microsoft Corp.	3.1%
Forest Laboratories, Inc.	2.7%
General Electric Co.	2.7%
Cisco Systems, Inc.	2.4%
SLM Corp.	2.3%
Washington Mutual, Inc.	2.2%
Lowe’s Cos., Inc.	2.0%
Google, Inc. (Class A)	2.0%
AstraZeneca, Plc. (ADR)	2.0%
Wachovia Corp.	1.9%

Top Sectors

% of Equity Market Value
Information Technology	24.5%
Financials	16.9%
Health Care	12.8%
Consumer Discretionary	12.7%
Industrials	10.6%
Energy	8.2%
Consumer Staples	7.4%
Materials	3.8%
Telecommunication Services	2.0%
Utilities	1.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Capital Guardian U.S. Equity—Class A	Actual	0.73%	$1,000.00	$1,078.70	$3.82
	Hypothetical	0.73%	$1,000.00	$1,021.48	$3.72

Capital Guardian U.S. Equity—Class B	Actual	0.98%	$1,000.00	$1,077.40	$5.13
	Hypothetical	0.98%	$1,000.00	$1,020.21	$4.99

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—99.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.5%
United Technologies Corp.	134,990	$8,439,575

Air Freight & Logistics—1.6%
FedEx Corp.	15,580	1,692,300
United Parcel Service, Inc. (Class B)	98,600	7,393,028

		9,085,328

Auto Components—0.3%
Johnson Controls, Inc.	19,700	1,692,624

Automobiles—0.3%
Ford Motor Co. (a)	37,500	281,625
General Motors Corp.	43,300	1,330,176

		1,611,801

Beverages—2.3%
Anheuser-Busch Cos., Inc.	20,300	998,760
Pepsi Bottling Group, Inc.	40,440	1,250,000
PepsiCo, Inc.	125,780	7,867,539
The Coca-Cola Co.	48,800	2,354,600

		12,470,899

Biotechnology—0.9%
Amgen, Inc. (a)	17,250	1,178,348
ImClone Systems, Inc. (a)	92,100	2,464,596
Millennium Pharmaceuticals, Inc. (a)	125,400	1,366,860

		5,009,804

Building Products—0.7%
American Standard Cos., Inc.	82,200	3,768,870

Capital Markets—0.6%
Lehman Brothers Holdings, Inc.	13,900	1,085,868
The Goldman Sachs Group, Inc.	11,780	2,348,343

		3,434,211

Chemicals—2.1%
E. I. du Pont de Nemours & Co.	12,600	613,746
Huntsman Corp. (a)	160,400	3,042,788
Methanex Corp.	49,700	1,360,289
NOVA Chemicals Corp.	37,700	1,051,830
Potash Corp. of Saskatchewan, Inc.	14,300	2,051,764
Rohm & Haas Co.	9,500	485,640
The Dow Chemical Co.	73,000	2,915,620

		11,521,677

Commercial Banks—3.9%
Commerce Bancorp, Inc.	25,900	913,493
Compass Bancshares, Inc.	13,700	817,205
Fifth Third Bancorp	62,300	2,549,939
Wachovia Corp.	183,947	10,475,782
Wells Fargo & Co.	196,700	6,994,652

		21,751,071

Security Description	Shares	Value*

Communications Equipment—3.5%
Cisco Systems, Inc. (a)	489,240	$13,370,929
Corning, Inc. (a)	161,550	3,022,601
Motorola, Inc.	75,000	1,542,000
Qualcomm, Inc.	40,160	1,517,646

		19,453,176

Computers & Peripherals—3.5%
Dell, Inc. (a)	138,000	3,462,420
EMC Corp. (a)	27,770	366,564
Hewlett-Packard Co.	51,020	2,101,514
SanDisk Corp. (a)	129,300	5,563,779
Seagate Technology (a)	151,500	4,014,750
Sun Microsystems, Inc. (a)	689,100	3,734,922

		19,243,949

Construction & Engineering—1.4%
Fluor Corp.	92,300	7,536,295

Consumer Finance—2.8%
AmeriCredit Corp. (a)	42,600	1,072,242
Capital One Financial Corp.	22,900	1,759,178
SLM Corp.	262,100	12,782,617

		15,614,037

Diversified Financial Services—1.6%
JPMorgan Chase & Co.	187,572	9,059,728

Diversified Telecommunication Services—1.1%
AT&T, Inc.	72,477	2,591,053
Qwest Communications International, Inc. (a)	135,500	1,134,135
Verizon Communications, Inc.	60,738	2,261,883

		5,987,071

Electric Utilities—0.1%
Exelon Corp.	13,100	810,759

Electrical Equipment—0.6%
Cooper Industries, Ltd. (Class A)	17,200	1,555,396
Emerson Electric Co.	40,000	1,763,600

		3,318,996

Electronic Equipment & Instruments—1.4%
Agilent Technologies, Inc. (a)	28,105	979,459
Flextronics International, Ltd. (a)	369,800	4,245,304
Jabil Circuit, Inc.	92,610	2,273,576

		7,498,339

Energy Equipment & Services—4.2%
Baker Hughes, Inc.	72,410	5,406,131
BJ Services Co.	89,000	2,609,480
Halliburton Co.	50,600	1,571,130
Patterson-UTI Energy, Inc.	8,470	196,758
Schlumberger, Ltd.	132,100	8,343,436

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Transocean, Inc. (a)	15,100	$1,221,439
Weatherford International, Ltd. (a)	95,800	4,003,482

		23,351,856

Food & Staples Retailing—0.5%
Sysco Corp.	81,900	3,010,644

Food Products—2.5%
Campbell Soup Co.	44,300	1,722,827
H.J. Heinz Co.	29,600	1,332,296
Kraft Foods, Inc. (Class A)	83,100	2,966,670
Sara Lee Corp.	309,000	5,262,270
Unilever NV (ADR)	98,600	2,686,850

		13,970,913

Health Care Equipment & Supplies—1.5%
Baxter International, Inc.	110,200	5,112,178
Lumenis, Ltd. (a) (b)	520	546
Medtronic, Inc.	55,800	2,985,858
St. Jude Medical, Inc. (a)	4,740	173,294

		8,271,876

Health Care Providers & Services—3.1%
DaVita, Inc. (a)	46,300	2,633,544
Lincare Holdings, Inc. (a)	45,200	1,800,768
McKesson Corp. (a)	26,600	1,348,620
Medco Health Solutions, Inc. (a)	24,610	1,315,158
UnitedHealth Group, Inc.	101,200	5,437,476
WellPoint, Inc. (a)	60,004	4,721,715

		17,257,281

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	17,300	848,565
Las Vegas Sands Corp. (a)	42,200	3,776,056
Marriott International, Inc. (Class A)	13,020	621,314
McDonald’s Corp.	23,600	1,046,188
Starwood Hotels & Resorts Worldwide, Inc. (a)	27,235	1,702,188
The Cheesecake Factory, Inc. (a)	32,000	787,200

		8,781,511

Household Durables—0.8%
Fortune Brands, Inc.	13,800	1,178,382
Jarden Corp.	29,000	1,008,910
Leggett & Platt, Inc.	57,300	1,369,470
Lennar Corp. (Class A)	12,800	671,488

		4,228,250

Independent Power Producers & Energy Traders—0.5%
The AES Corp. (a)	119,400	2,631,576

Industrial Conglomerates—2.9%
General Electric Co.	394,600	14,683,066
Siemens AG (ADR)	13,000	1,281,150

		15,964,216

Security Description	Shares	Value*

Insurance—3.0%
Aflac, Inc.	27,100	$1,246,600
American International Group, Inc.	67,500	4,837,050
Berkshire Hathaway, Inc. (Class A) (a)	32	3,519,680
Marsh & McLennan Cos., Inc.	144,200	4,421,172
RenaissanceRe Holdings, Ltd.	5,400	324,000
XL Capital, Ltd. (Class A)	32,800	2,362,256

		16,710,758

Internet Software & Services—3.3%
eBay, Inc. (a)	157,920	4,748,654
Google, Inc. (Class A) (a)	23,830	10,973,239
Yahoo!, Inc. (a)	88,380	2,257,225

		17,979,118

IT Services—1.0%
Affiliated Computer Services, Inc. (a)	57,300	2,798,532
Automatic Data Processing, Inc.	27,170	1,338,122
CheckFree Corp. (a)	10,500	421,680
Paychex, Inc.	22,200	877,788

		5,436,122

Machinery—1.6%
Danaher Corp.	61,700	4,469,548
Illinois Tool Works, Inc.	96,800	4,471,192

		8,940,740

Media—3.8%
Cablevision Systems Corp. (Class A) (a)	47,232	1,345,167
CBS Corp. (Class B)	60,450	1,884,831
Clear Channel Communications, Inc.	77,900	2,768,566
Comcast Corp. (Class A)	33,400	1,413,822
Getty Images, Inc. (a)	65,000	2,783,300
News Corp. (Class A)	28,770	617,980
Omnicom Group, Inc.	14,300	1,494,922
The Walt Disney Co.	152,400	5,222,748
Time Warner, Inc.	64,000	1,393,920
Viacom, Inc. (Class B) (a)	49,750	2,041,242

		20,966,498

Metals & Mining—1.2%
Alcoa, Inc.	102,216	3,067,502
Barrick Gold Corp.	65,400	2,007,780
Freeport-McMoRan Copper & Gold, Inc. (Class B)	4,990	278,093
Newmont Mining Corp.	33,000	1,489,950

		6,843,325

Multi-Utilities—0.5%
CMS Energy Corp. (a)	91,700	1,531,390
NiSource, Inc.	48,800	1,176,080

		2,707,470

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Multiline Retail—2.1%
Dollar Tree Stores, Inc. (a)	62,600	$1,884,260
Target Corp.	167,000	9,527,350

		11,411,610

Oil, Gas & Consumable Fuels—3.9%
Anadarko Petroleum Corp.	23,200	1,009,664
Arch Coal, Inc.	56,700	1,702,701
Chevron Corp.	36,273	2,667,154
EOG Resources, Inc.	16,100	1,005,445
Exxon Mobil Corp.	49,199	3,770,119
Kinder Morgan, Inc.	14,666	1,550,930
Royal Dutch Shell, Plc. (ADR) (A Shares)	123,600	8,749,644
Royal Dutch Shell, Plc. (ADR) (B Shares)	11,107	790,263
XTO Energy, Inc.	7,480	351,934

		21,597,854

Paper & Forest Products—0.3%
International Paper Co.	43,700	1,490,170

Personal Products—0.5%
Avon Products, Inc.	84,400	2,788,576

Pharmaceuticals—7.4%
Allergan, Inc.	59,280	7,098,187
AstraZeneca, Plc. (ADR)	202,700	10,854,585
Endo Pharmaceuticals Holdings, Inc. (a)	39,970	1,102,373
Forest Laboratories, Inc. (a)	293,060	14,828,836
Merck & Co., Inc.	9,530	415,508
Novartis AG (ADR)	9,400	539,936
Pfizer, Inc.	42,900	1,111,110
Sepracor, Inc. (a)	34,290	2,111,578
Teva Pharmaceutical Industries, Ltd. (ADR)	90,700	2,818,956

		40,881,069

Real Estate Investment Trusts—0.4%
Douglas Emmett, Inc.	29,800	792,382
General Growth Properties, Inc.	21,680	1,132,346
Host Hotels & Resorts, Inc.	16,676	409,396

		2,334,124

Road & Rail—0.2%
Burlington Northern Santa Fe Corp.	3,730	275,311
Norfolk Southern Corp.	12,130	610,018
Union Pacific Corp.	3,060	281,581

		1,166,910

Semiconductors & Semiconductor Equipment—7.4%
Advanced Micro Devices, Inc. (a)	8,290	168,702
Altera Corp. (a)	264,400	5,203,392
Applied Materials, Inc.	433,301	7,994,403
ASML Holding NV (a)	67,810	1,670,160
Fairchild Semiconductor International, Inc. (a)	76,400	1,284,284
Intel Corp.	306,200	6,200,550
International Rectifier Corp. (a)	79,300	3,055,429

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
KLA-Tencor Corp.	136,300	$6,780,925
Linear Technology Corp.	49,500	1,500,840
Qimonda AG (ADR) (a)	58,700	1,027,837
Silicon Laboratories, Inc. (a)	27,500	952,875
Teradyne, Inc. (a)	80,000	1,196,800
Xilinx, Inc.	174,300	4,150,083

		41,186,280

Software—4.2%
Compuware Corp. (a)	125,000	1,041,250
Microsoft Corp.	571,130	17,053,942
NAVTEQ Corp. (a)	21,500	751,855
SAP AG (ADR)	83,455	4,431,460

		23,278,507

Specialty Retail—3.1%
Best Buy Co., Inc.	47,100	2,316,849
Lowe’s Cos., Inc.	357,800	11,145,470
The Home Depot, Inc.	71,458	2,869,753
Urban Outfitters, Inc. (a)	34,100	785,323

		17,117,395

Textiles, Apparel & Luxury Goods—0.5%
Hanesbrands, Inc. (a)	115,587	2,730,165

Thrifts & Mortgage Finance—4.5%
Federal Home Loan Mortgage Corp.	51,600	3,503,640
Federal National Mortgage Association	74,400	4,418,616
Hudson City Bancorp, Inc.	256,800	3,564,384
IndyMac Bancorp, Inc.	24,800	1,119,968
Washington Mutual, Inc.	267,800	12,182,222

		24,788,830

Tobacco—1.7%
Altria Group, Inc.	109,300	9,380,126

Wireless Telecommunication Services—0.9%
American Tower Corp. (Class A) (a)	36,570	1,363,330
Sprint Nextel Corp.	193,750	3,659,937

		5,023,267

Total Common Stock (Identified Cost $467,559,133)		549,535,247

Fixed Income—Convertible—0.2%
Security Description	Face Amount	Value*

Automobiles—0.2%
Ford Motor Co. 4.250%, 12/15/36	$1,284,000	1,372,275

Total Fixed Income—Convertible (Identified Cost $1,291,979)		1,372,275

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Schedule of Investments as of December 31, 2006

Short Term Investments—0.5%

Security Description	Face Amount	Value*

Repurchase Agreement—0.5%
State Street Corp. Repurchase Agreement dated 12/29/06 at 2.500% to be repurchased at $2,515,690 on 01/02/07, collateralized by $2,225,000 U.S. Treasury Bond 6.000% due 02/15/26 with a value of $2,567,063.	$2,515,000	$2,515,000

Total Short Term Investments (Identified Cost $2,515,000)		2,515,000

Total Investments—100.0% (Identified Cost $471,366,112) (c)		553,422,522
Liabilities in excess of other assets		(140,951)

Total Net Assets—100%		$553,281,571

(a)	Non-Income Producing.
(b)	Security was valued in good faith under procedures established by the Board of Directors.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $471,937,472 and the composition of unrealized appreciation and depreciation of investment securities was $91,464,716 and $(9,979,666), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$553,422,522
Cash		862
Receivable for:
Securities sold		405,030
Fund shares sold		41,776
Accrued interest and dividends		700,941
Foreign taxes		16,170

Total Assets		554,587,301
Liabilities
Payable for:
Fund shares redeemed	$486,072
Securities purchased	317,080
Withholding taxes	932
Accrued expenses:
Management fees	314,564
Service and distribution fees	22,712
Deferred directors’ fees	3,970
Other expenses	160,400

Total Liabilities		1,305,730

Net Assets		$553,281,571

Net assets consists of:
Capital paid in		$436,857,755
Undistributed net investment income		2,314,425
Accumulated net realized gains		32,052,981
Unrealized appreciation on investments		82,056,410

Net Assets		$553,281,571

Computation of offering price:
Class A
Net asset value and redemption price per share ($446,827,672 divided by 33,595,072 shares outstanding)		$13.30

Class B
Net asset value and redemption price per share ($106,453,899 divided by 8,046,394 shares outstanding)		$13.23

Identified cost of investments		$471,366,112

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$7,973,983	(a)
Interest		150,552

		8,124,535
Expenses
Management fees	$3,624,354
Service and distribution fees—Class B	248,311
Directors’ fees and expenses	23,123
Custodian	112,888
Audit and tax services	27,530
Legal	11,403
Printing	197,074
Insurance	9,205
Miscellaneous	4,747

Total Expenses	4,258,635
Expense reductions	(43,648)	4,214,987

Net Investment Income		3,909,548

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	41,900,978
Foreign currency transactions—net	(9)	41,900,969

Unrealized appreciation on:
Investments—net		4,370,028

Net gain		46,270,997

Net Increase in Net Assets From Operations		$50,180,545

(a)	Net of foreign taxes of $85,664.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$3,909,548	$3,486,700
Net realized gain	41,900,969	26,588,995
Unrealized appreciation (depreciation)	4,370,028	(2,013,059)

Increase in net assets from operations	50,180,545	28,062,636

From Distributions to Shareholders
Net investment income
Class A	(4,202,600)	(112,272)
Class B	(767,845)	0

	(4,970,445)	(112,272)

Net realized gain
Class A	(4,498,095)	0
Class B	(1,062,574)	0

	(5,560,669)	0

Total distributions	(10,531,114)	(112,272)

Decrease in net assets from capital share transactions	(3,063,753)	(35,632,836)

Total increase (decrease) in net assets	36,585,678	(7,682,472)

Net Assets
Beginning of the period	516,695,893	524,378,365

End of the period	$553,281,571	$516,695,893

Undistributed Net Investment Income
End of the period	$2,314,425	$3,449,913

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	417,463	$5,307,415	1,616,243	$18,923,772
Shares issued through acquisition	5,107,411	65,374,860	0	0
Reinvestments	685,094	8,700,695	10,216	112,272
Redemptions	(7,232,639)	(91,768,076)	(6,118,776)	(71,141,702)

Net decrease	(1,022,671)	$(12,385,106)	(4,492,317)	$(52,105,658)

Class B
Sales	1,613,530	$20,382,709	2,457,946	$28,478,625
Reinvestments	144,583	1,830,419	0	0
Redemptions	(1,023,205)	(12,891,775)	(1,033,651)	(12,005,803)

Net increase	734,908	$9,321,353	1,424,295	$16,472,822

Decrease derived from capital share transactions		$(3,063,753)		$(35,632,836)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005		2004	2003	2002 (a)
Net Asset Value, Beginning of Period	$12.33	$11.66		$10.81	$7.90	$10.00

Income From Investment Operations
Net investment income	0.11	0.09		0.09	0.07	0.05
Net realized and unrealized gain (loss) of investments	1.13	0.58		0.91	2.89	(2.15)

Total from investment operations	1.24	0.67		1.00	2.96	(2.10)

Less Distributions
Distributions from net investment income	(0.13)	(0.00	)(e)	(0.15)	(0.05)	0.00
Distributions from net realized capital gains	(0.14)	0.00		0.00	0.00	0.00

Total distributions	(0.27)	0.00		(0.15)	(0.05)	0.00

Net Asset Value, End of Period	$13.30	$12.33		$11.66 $	$10.81	$7.90

Total Return (%)	10.1	5.8		9.3	37.7	(21.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.73		0.75	0.76	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.73	0.73		0.74	0.74	0.60	(c)
Ratio of net investment income to average net assets (%)	0.76	0.73		0.77	0.65	0.88	(c)
Portfolio turnover rate (%)	42	29		45	27	30	(c)
Net assets, end of period (000)	$446,828	$426,968		$455,938	$351,867	$309,078

	Class B
	Year ended December 31,
	2006	2005		2004	2003	2002 (a)
Net Asset Value, Beginning of Period	$12.27	$11.63		$10.78	$7.89	$10.00

Income From Investment Operations
Net investment income	0.06	0.06		0.07	0.04	0.02
Net realized and unrealized gain (loss) of investments	1.14	0.58		0.90	2.90	(2.13)

Total from investment operations	1.20	0.64		0.97	2.94	(2.11)

Less Distributions
Distributions from net investment income	(0.10)	0.00		(0.12)	(0.05)	0.00
Distributions from net realized capital gains	(0.14)	0.00		0.00	0.00	0.00

Total distributions	(0.24)	0.00		(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$13.23	$12.27		$11.63	$10.78	$7.89

Total Return (%)	9.8	5.5		9.0	37.4	(21.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	0.98		1.00	1.01	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.98	0.98		0.99	0.99	0.85	(c)
Ratio of net investment income to average net assets (%)	0.51	0.48		0.56	0.39	0.63	(c)
Portfolio turnover rate (%)	42	29		45	27	30	(c)
Net assets, end of period (000)	$106,454	$89,728		$68,440	$28,420	$9,157

(a)	Commencement of operations was May 1, 2002.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Distributions for the period were less than $0.01.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Capital Guardian U.S. Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Capital Guardian U.S. Equity Portfolio are named Class A and Class B. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-12

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included

MSF-13

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Capital Guardian U.S. Equity Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$4,970,445	$112,272	$5,560,669	$—	$—	$—	$10,531,114	$112,272

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards And Deferrals	Total
$5,162,660	$29,780,953	$81,485,050	$—	$116,428,663

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Capital Guardian U.S. Equity Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$171,958,852	$0	$238,349,475

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Capital Guardian U.S. Equity	$3,624,354	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Capital Guardian Trust Company is compensated to provide subadvisory services for the Capital Guardian U.S. Equity Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution Plans, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	ACQUISITIONS:

On May 1, 2006, the Portfolio acquired all of the assets of the Van Kampen Enterprise Portfolio (“TST Van Kampen Enterprise”), a series of the Traveler Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 5,107,411 Class A shares of the Portfolio (valued at $65.4 million) in exchange for 5,056,286 shares of TST Van Kampen Enterprise (valued at $65.4 million).

The aggregate net assets of the Portfolio and TST Van Kampen Enterprise immediately before the acquisition were $529,189,220 and $65,374,861, respectively. The aggregate net assets the Portfolio immediately after the acquisition were $594,564,081, which includes $10,832,789 of acquired net unrealized appreciation on investments. The total cost of acquired securities was $53,478,601.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Capital Guardian U.S. Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Capital Guardian U.S. Equity Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Guardian U.S. Equity Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-17

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-22

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-23

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-24

Metropolitan Series Fund, Inc.

Capital Guardian U.S. Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. Davis Venture Value Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Managed by Davis Selected Advisers, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Davis Venture Value Portfolio returned 14.6%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 15.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Value Funds Universe2, was 19.0% over the same period.

PORTFOLIO REVIEW

During the twelve-month period ended December 31, 2006, the stock market, as measured by the Standard & Poor’s 500 Index (the “Index”), increased by 15.8%. U.S. economic activity, as measured by the gross domestic product (“GDP”), increased by 1.8% in the last calendar quarter of 2005 and between 2.2% and 5.6% over each of the first three calendar quarters of 2006. Interest rates, as measured by the 10-year Treasury bond, began 2006 a little above 4.4%, peaked in June at about 5.1%, and ended the year just below 4.6%.

Diversified financial companies were the most important contributors to the Portfolio’s performance over the twelve-month period. The Portfolio benefited from its substantial investment in this sector, which out-performed the Index. Two diversified financial companies, JPMorgan Chase & Co. and American Express, were among the top contributors to performance.

Consumer discretionary and consumer staple companies also made important contributions to performance. One consumer discretionary company, Comcast, and two consumer staple companies, Altria and Diageo, were among the top contributors to performance. Two consumer discretionary companies, Apollo Group (purchased in March 2006) and H&R Block, and one consumer staples company, Hershey Foods, were among the top detractors from performance.

The Portfolio’s largest investment was in insurance companies. While insurance companies made a positive contribution to performance, they under-performed the Index. Berkshire Hathaway and Loews were among the top contributors to performance. Progressive, Transatlantic Holdings, and Marsh & McLennan (sold in June 2006) were among the top detractors from performance.

The Portfolio’s investments in telecommunication service and energy companies also contributed to the Portfolio under-performing the Index over the twelve-month period. Telecommunication service companies were the strongest performing sector of the S&P 500, but the telecommunication service companies owned by the Portfolio did not perform as well. While energy companies made positive contributions to performance, they also under-performed the Index. One energy company, ConocoPhillips, was among the top contributors to performance. One telecommunication services company, Sprint Nextel (purchased in March 2006), and one energy company, EOG Resources, were among the top detractors from performance.

The Portfolio had approximately 10% of its assets invested in foreign companies at December 31, 2006. As a group, the foreign companies owned by the Portfolio out-performed the S&P 500 Index over the twelve-month period.

Consistent with our low-turnover strategy, only three companies dropped out of the Portfolio’s top 10 holdings during the past year: Progressive, Wells Fargo, and Golden West Financial. Progressive and Wells Fargo both remained among the Portfolio’s top 20 holdings at year-end, and Golden West Financial was acquired by Wachovia. Three new additions to the Portfolio’s top 10 holdings at year-end were ConocoPhillips, HSBC Holdings, and Comcast, all of which had already been top 20 holdings at the beginning of the year.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of December 31, 2006

	Davis Venture Value Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	14.6%	14.3%	14.4%	15.8%
5 Years	9.2	N/A	9.0	6.2
10 Years	10.5	N/A	N/A	8.4
Since Inception	—	14.4	6.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02, 2/20/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more of less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
American Express Co.	5.0%
Altria Group, Inc.	4.9%
American International Group, Inc.	4.4%
Conoco Phillips	4.4%
Tyco International, Ltd.	3.8%
JPMorgan Chase & Co.	3.5%
Costco Wholesale Corp.	3.0%
Berkshire Hathaway, Inc. (Class A)	2.8%
HSBC Holdings, Plc.	2.7%
Comcast Corp. (Special Class A)	2.7%

Top Sectors

% of Equity Market Value
Financials	40.4%
Consumer Staples	13.9%
Consumer Discretionary	12.4%
Energy	12.2%
Industrials	6.3%
Information Technology	5.0%
Materials	4.3%
Health Care	3.9%
Telecomm Services	1.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Davis Venture Value—Class A	Actual	0.76%	$1,000.00	$1,113.20	$4.05
	Hypothetical	0.76%	$1,000.00	$1,021.33	$3.87

Davis Venture Value—Class B	Actual	1.01%	$1,000.00	$1,111.90	$5.38
	Hypothetical	1.01%	$1,000.00	$1,020.05	$5.14

Davis Venture Value—Class E	Actual	0.91%	$1,000.00	$1,112.40	$4.85
	Hypothetical	0.91%	$1,000.00	$1,020.56	$4.63

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—97.1% of Total Net Assets

Security Description	Shares	Value*

Air Freight & Logistics—0.5%
United Parcel Service, Inc. (Class B)	273,100	$20,477,038

Automobiles—1.4%
Harley-Davidson, Inc. (a)	803,900	56,650,833

Beverages—2.0%
Diageo, Plc. (ADR)	710,200	56,325,962
Heineken Holding (EUR)	660,443	26,779,901

		83,105,863

Capital Markets—3.0%
Ameriprise Financial, Inc.	801,780	43,697,010
Mellon Financial Corp.	832,500	35,089,875
Morgan Stanley	359,210	29,250,470
State Street Corp.	189,100	12,752,904

		120,790,259

Commercial Banks—8.2%
Commerce Bancorp, Inc. (a)	676,500	23,860,155
HSBC Holdings, Plc. (GBP)	6,024,760	109,824,389
Wachovia Corp.	1,661,920	94,646,344
Wells Fargo & Co.	3,038,800	108,059,728

		336,390,616

Commercial Services & Supplies—1.8%
Iron Mountain, Inc. (a) (b)	1,155,900	47,784,906
The Dun & Bradstreet Corp. (b)	333,800	27,635,302

		75,420,208

Communications Equipment—0.2%
Nokia Corp. (ADR)	459,000	9,326,880

Computers & Peripherals—1.2%
Dell, Inc. (b)	953,400	23,920,806
Hewlett-Packard Co.	631,800	26,023,842

		49,944,648

Construction Materials—1.8%
Martin Marietta Materials, Inc.	367,200	38,155,752
Vulcan Materials Co.	409,300	36,783,791

		74,939,543

Consumer Finance—5.0%
American Express Co.	3,345,900	202,995,753

Containers & Packaging—2.0%
Sealed Air Corp.	1,240,700	80,546,244

Diversified Consumer Services—1.2%
Apollo Group, Inc. (Class A) (b)	266,500	10,385,505
H&R Block, Inc.	1,691,600	38,974,464

		49,359,969

Security Description	Shares	Value*

Diversified Financial Services—7.4%
Citigroup, Inc.	1,811,673	$100,910,186
JPMorgan Chase & Co.	2,966,308	143,272,677
Moody’s Corp.	834,400	57,623,664

		301,806,527

Energy Equipment & Services—0.8%
Transocean, Inc. (b)	409,700	33,140,633

Food & Staples Retailing—4.4%
Costco Wholesale Corp.	2,311,300	122,198,431
Wal-Mart Stores, Inc.	1,276,600	58,953,388

		181,151,819

Food Products—0.6%
Hershey Co.	517,100	25,751,580

Health Care Providers & Services—3.8%
Cardinal Health, Inc.	484,100	31,190,563
Caremark Rx, Inc.	867,600	49,548,636
Express Scripts, Inc. (b)	294,900	21,114,840
UnitedHealth Group, Inc.	1,002,000	53,837,460

		155,691,499

Household Durables—0.2%
Hunter Douglas NV (EUR)	112,851	9,073,502

Household Products—1.1%
The Procter & Gamble Co.	671,200	43,138,024

Industrial Conglomerates—3.8%
Tyco International, Ltd.	5,068,089	154,069,906

Insurance—14.4%
Ambac Financial Group, Inc.	31,380	2,795,017
American International Group, Inc.	2,500,207	179,164,834
Aon Corp.	807,700	28,544,118
Berkshire Hathaway, Inc. (Class A) (b)	1,058	116,369,420
Berkshire Hathaway, Inc. (Class B) (b)	1,256	4,604,496
Everest Re Group, Ltd.	56,900	5,582,459
Loews Corp.	2,072,100	85,929,987
Markel Corp. (b)	7,550	3,624,755
Principal Financial Group, Inc.	240,600	14,123,220
Sun Life Financial, Inc.	139,300	5,899,355
The Chubb Corp.	316,800	16,761,888
The Progressive Corp.	3,766,000	91,212,520
Transatlantic Holdings, Inc. (a)	593,256	36,841,197

		591,453,266

Internet & Catalog Retail—1.0%
Amazon.com, Inc. (a) (b)	659,300	26,015,978
Liberty Media Holding Corp.—Interactive (Class A) (b)	595,950	12,854,642

		38,870,620

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—0.3%
Expedia, Inc. (b)	220,899	$4,634,461
IAC/InterActiveCorp (a) (b)	220,899	8,208,607

		12,843,068

Marine—0.9%
China Merchants Holdings International (HKD) (c)	6,593,273	27,053,544
Cosco Pacific, Ltd. (HKD)	4,487,900	10,465,932

		37,519,476

Media—6.3%
Comcast Corp. (Special Class A) (b)	2,595,955	108,718,595
Gannett Co., Inc.	152,500	9,220,150
Lagardere S.C.A. (EUR)	401,577	32,267,369
Liberty Media Holding Corp.—Capital (Series A) (b)	119,190	11,678,236
News Corp. (Class A)	3,131,400	67,262,472
NTL, Inc.	724,057	18,275,199
WPP Group, Plc. (ADR) (a)	166,200	11,258,388

		258,680,409

Metals & Mining—0.6%
BHP Billiton, Plc. (GBP)	438,822	8,109,849
Rio Tinto, Plc. (GBP)	155,400	8,259,154
The China Coal Energy Co., Ltd. (H Shares) (HKD) (b) (c)	14,156,900	9,228,487

		25,597,490

Multiline Retail—0.3%
Sears Holdings Corp. (b)	59,040	9,914,587

Oil, Gas & Consumable Fuels—10.9%
Canadian Natural Resources, Ltd.	771,000	41,040,330
ConocoPhillips	2,482,808	178,638,036
Devon Energy Corp.	1,388,616	93,148,361
EOG Resources, Inc.	1,099,000	68,632,550
Occidental Petroleum Corp.	1,302,000	63,576,660

		445,035,937

Personal Products—0.4%
Avon Products, Inc.	515,800	17,042,032

Real Estate Investment Trusts—1.3%
General Growth Properties, Inc.	1,024,578	53,513,709

Road & Rail—0.3%
Kuehne & Nagel International AG (CHF)	177,555	12,904,760

Software—2.2%
Microsoft Corp.	3,028,300	90,425,038

Specialty Retail—1.4%
Bed Bath & Beyond, Inc. (b)	641,000	24,422,100
Carmax, Inc. (b)	219,600	11,777,148
Lowe’s Cos., Inc.	630,600	19,643,190

		55,842,438

Security Description	Shares	Value*

Tobacco—4.9%
Altria Group, Inc.	2,352,900	$201,925,878

Wireless Telecommunication Services—1.5%
SK Telecom Co., Ltd. (ADR)	780,600	20,670,288
Sprint Nextel Corp.	2,233,500	42,190,815

		62,861,103

Total Common Stock (Identified Cost $2,783,089,642)		3,978,201,155

Short Term Investments—2.9%
Security Description	Face Amount	Value*

Commercial Paper—2.9%
San Paolo U.S. Financial Corp. 5.290%, 01/02/07	$31,645,000	31,640,350
5.300%, 01/04/07	45,000,000	44,980,125
Three Pillars Funding Corp. 5.360%, 01/05/07	40,000,000	39,976,178
5.380%, 01/02/07	3,359,000	3,358,498

Total Short Term Investments (Identified Cost $119,955,151)		119,955,151

Total Investments—100.0% (Identified Cost $2,903,044,793) (d)		4,098,156,306
Liabilities in excess of other assets		(1,062,674)

Total Net Assets—100%		$4,097,093,632

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $95,858,201 and the collateral received consisted of cash in the amount of $99,952,119.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $2,903,038,519 and the composition of unrealized appreciation and depreciation of investment securities was $1,218,356,977 and $(23,239,190), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$4,098,156,306
Cash		21,265
Collateral for securities loaned		99,952,119
Receivable for:
Fund shares sold		4,616,431
Accrued interest and dividends		4,719,564
Foreign taxes		22,518

Total Assets		4,207,488,203
Liabilities
Payable for:
Fund shares redeemed	$3,998,973
Securities purchased	3,107,942
Withholding taxes	10,968
Return of collateral for securities loaned	99,952,119
Accrued expenses:
Management fees	2,411,420
Service and distribution fees	247,611
Deferred directors’ fees	39,476
Other expenses	626,062

Total Liabilities		110,394,571

Net Assets		$4,097,093,632

Net assets consists of:
Capital paid in		$2,983,824,778
Undistributed net investment income		32,937,099
Accumulated net realized losses		(114,780,291)
Unrealized appreciation on investments and foreign currency		1,195,112,046

Net Assets		$4,097,093,632

Computation of offering price:
Class A
Net asset value and redemption price per share ($2,410,876,743 divided by 68,647,811 shares outstanding)		$35.12

Class B
Net asset value and redemption price per share ($388,739,396 divided by 11,141,145 shares outstanding)		$34.89

Class E
Net asset value and redemption price per share ($1,297,477,493 divided by 37,131,352 shares outstanding)		$34.94

Identified cost of investments		$2,903,044,793

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$55,673,531	(a)
Interest		6,536,079	(b)

		62,209,610
Expenses
Management fees	$25,181,109
Service and distribution fees—Class B	724,056
Service and distribution fees—Class E	1,853,891
Directors’ fees and expenses	28,128
Custodian	487,965
Audit and tax services	27,530
Legal	66,420
Printing	1,248,318
Insurance	59,207
Miscellaneous	18,158

Total expenses	29,694,782
Expense reductions	(28,563)	29,666,219

Net Investment Income		32,543,391

Realized and Unrealized Gain
Realized gain on:
Investments—net	10,676,945
Foreign currency transactions—net	30,788	10,707,733

Unrealized appreciation on:
Investments—net	455,873,662
Foreign currency transactions—net	181	455,873,843

Net gain		466,581,576

Net Increase in Net Assets From Operations		$499,124,967

(a)	Net of foreign taxes of $259,683.
(b)	Includes income on securities loaned of $247,708.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$32,543,391	$27,364,641
Net realized gain	10,707,733	59,311,201
Unrealized appreciation	455,873,843	188,489,135

Increase in net assets from operations	499,124,967	275,164,977

From Distributions to Shareholders
Net investment income
Class A	(16,267,052)	(12,161,501)
Class B	(1,627,642)	(488,729)
Class E	(8,798,448)	(5,843,078)

Total distributions	(26,693,142)	(18,493,308)

Increase in net assets from capital share transactions	483,544,453	225,072,169

Total increase in net assets	955,976,278	481,743,838

Net Assets
Beginning of the period	3,141,117,354	2,659,373,516

End of the period	$4,097,093,632	$3,141,117,354

Undistributed Net Investment Income
End of the period	$32,937,099	$27,255,400

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	22,089,595	$714,452,678	24,267,256	$696,702,444
Reinvestments	512,671	16,267,052	443,850	12,161,501
Redemptions	(10,886,690)	(350,548,080)	(17,871,273)	(505,915,641)

Net increase	11,715,576	$380,171,650	6,839,833	$202,948,304

Class B
Sales	5,408,366	$172,998,348	4,936,488	$142,580,985
Reinvestments	51,540	1,627,642	17,922	488,729
Redemptions	(902,837)	(28,967,557)	(376,267)	(10,934,192)

Net increase	4,557,069	$145,658,433	4,578,143	$132,135,522

Class E
Sales	6,223,545	$198,421,099	7,342,613	$211,746,726
Reinvestments	278,432	8,798,448	214,111	5,843,078
Redemptions	(7,716,040)	(249,505,177)	(11,543,168)	(327,601,461)

Net decrease	(1,214,063)	$(42,285,630)	(3,986,444)	$(110,011,657)

Increase derived from capital share transactions		$483,544,453		$225,072,169

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$30.91		$28.23	$25.27	$19.39	$23.39

Income From Investment Operations
Net investment income	0.32	(e)	0.25	0.15	0.21	0.17
Net realized and unrealized gain (loss) of investments	4.16	(e)	2.63	2.96	5.75	(3.98)

Total from investment operations	4.48		2.88	3.11	5.96	(3.81)

Less Distributions
Distributions from net investment income	(0.27)		(0.20)	(0.15)	(0.08)	(0.19)

Total distributions	(0.27)		(0.20)	(0.15)	(0.08)	(0.19)

Net Asset Value, End of Period	$35.12		$30.91	$28.23	$25.27	$19.39

Total Return (%)	14.6		10.3	12.4	30.9	(16.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.76		0.76	0.78	0.79	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.76		0.76	0.77	0.79	0.78
Ratio of net investment income to average net assets (%)	0.99		1.05	0.97	0.95	0.79
Portfolio turnover rate (%)	20		27	5	12	24
Net assets, end of period (000)	$2,410,877		$1,759,491	$1,413,953	$844,547	$675,704

	Class B
	Year ended December 31,
	2006		2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$30.71		$28.07	$25.18	$19.33	$19.64

Income From Investment Operations
Net investment income	0.24	(e)	0.17	0.14	0.07	0.04
Net realized and unrealized gain (loss) of investments	4.14	(e)	2.62	2.86	5.85	(0.35)

Total from investment operations	4.38		2.79	3.00	5.92	(0.31)

Less Distributions
Distributions from net investment income	(0.20)		(0.15)	(0.11)	(0.07)	0.00

Total distributions	(0.20)		(0.15)	(0.11)	(0.07)	0.00

Net Asset Value, End of Period	$34.89		$30.71	$28.07	$25.18	$19.33

Total Return (%)	14.3		10.0	12.0	30.7	(1.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.01		1.02	1.03	1.04	1.05	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.01		1.01	1.02	1.04	1.03	(c)
Ratio of net investment income to average net assets (%)	0.74		0.77	0.92	0.73	0.52	(c)
Portfolio turnover rate (%)	20		27	5	12	24
Net assets, end of period (000)	$388,739		$202,221	$56,301	$547	$1

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$30.76		$28.09	$25.18	$19.33	$23.35

Income From Investment Operations
Net investment income	0.27	(b)	0.27	0.23	0.14	0.16
Net realized and unrealized gain (loss) of investments	4.14	(b)	2.56	2.82	5.78	(4.01)

Total from investment operations	4.41		2.83	3.05	5.92	(3.85)

Less Distributions
Distributions from net investment income	(0.23)		(0.16)	(0.14)	(0.07)	(0.17)

Total distributions	(0.23)		(0.16)	(0.14)	(0.07)	(0.17)

Net Asset Value, End of Period	$34.94		$30.76	$28.09	$25.18	$19.33

Total Return (%)	14.4		10.1	12.1	30.7	(16.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.91		0.91	0.93	0.94	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.91		0.91	0.92	0.94	0.93
Ratio of net investment income to average net assets (%)	0.84		0.88	0.85	0.81	0.64
Portfolio turnover rate (%)	20		27	5	12	24
Net assets, end of period (000)	$1,297,477		$1,179,405	$1,189,119	$754,011	$223,228

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(b)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Davis Venture Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Davis Venture Value Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-11

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-12

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

As of December 31, 2006, the Davis Venture Value Portfolio had capital loss carryovers as follows:

Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$13,807,355	$4,821,033	$25,334,924	$49,957,026	$19,799,262	$113,719,600

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$26,693,142	$18,493,308	$—	$—	$—	$—	$26,693,142	$18,493,308

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$31,911,817	$—	$1,195,118,320	$(113,719,600)	$1,113,310,537

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Davis Venture Value Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,183,788,458	$0	$709,915,683

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Davis Venture Value	$25,181,109	0.750%	Of the first $1 billion
		0.700%	On the next $2 billion
		0.650%	On amounts in excess of $3 billion(a)

(a)	Prior to November 9, 2006, the rate paid to MetLife Advisors on amounts in excess of $3 billion was 0.675%.

MSF-14

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Davis Selected Advisers, L.P. is compensated to provide subadvisory services for the Davis Venture Value Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected

MSF-15

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Davis Venture Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Davis Venture Value Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Davis Venture Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-17

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-22

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-23

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-24

Metropolitan Series Fund, Inc.

Davis Venture Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. FI International Stock Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the FI International Stock Portfolio returned 16.5%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 26.3%. The average return of its peer group, the Lipper Variable Insurance Products International Core Funds Universe2, was 24.4% over the same period.

PORTFOLIO REVIEW

For the 12-month period ending December 31, 2006, most of the world’s major stock indexes posted solid performance. Many foreign economies delivered double-digit returns that overshadowed more-modest U.S. market gains. Strong activities in the area of mergers and acquisitions, as well as steep energy prices, were the more notable highlights. Of the 23 national market constituents within the MSCI World Index3 all posted positive total returns when measured in their local currencies.

In this environment, the Portfolio underperformed the MSCI EAFE Index. Poor stock selection in the financials sector detracted most from the Portfolio’s relative return with holdings in out-of-benchmark diversified financials experiencing sizable declines. Nikko Cordial Corporation as well as OMC Card were the key detractors. Disappointing stock and sector selection in the consumer discretionary arena also detracted from the Portfolio’s relative return, most notably through retail and European media-related investments as well as having a small underweighted position for the year. Despite positive stock selection, an overweighted position in information technology further diminished performance. On the other hand, astute stock selection in the industrials sector contributed most to the Portfolio’s relative performance, particularly through key capital goods-related names such as Hochtief AG and Solarworld AG. An overweighted position in energy companies further augmented Portfolio performance with Geophysique being the largest individual contributor to relative performance for the year.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

Average Annual Returns as of December 31, 2006
	FI International Stock Portfolio			MSCI EAFE Index
	Class A	Class B	Class E
1 Year	16.5%	16.2%	16.3%	26.3%
5 Years	11.4	N/A	11.2	15.0
10 Years	5.5	N/A	N/A	7.7
Since Inception	—	11.9	7.1	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/91, 5/1/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Roche Holding AG	2.1%
Allianz AG	2.0%
AXA S.A.	1.8%
Daiwa Securities Group, Inc.	1.5%
UBS AG	1.3%
Nokia Corp. (ADR)	1.3%
Toyota Motor Corp.	1.2%
BP, Plc. (ADR)	1.2%
Zurich Financial Services AG	1.2%
Nestle S.A.	1.1%

Top Countries

% of Total Net Assets
Japan	28.7%
Germany	13.6%
Switzerland	11.3%
France	8.3%
United Kingdom	6.7%
Netherlands	4.1%
Italy	3.5%
Norway	2.9%
Spain	2.6%
Finland	2.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
FI International Stock—Class A	Actual	1.03%	$1,000.00	$1,102.50	$5.46
	Hypothetical	1.03%	$1,000.00	$1,019.95	$5.24

FI International Stock—Class B	Actual	1.28%	$1,000.00	$1,100.70	$6.78
	Hypothetical	1.28%	$1,000.00	$1,018.68	$6.51

FI International Stock—Class E	Actual	1.18%	$1,000.00	$1,101.10	$6.25
	Hypothetical	1.18%	$1,000.00	$1,019.19	$6.01

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—95.2% of Total Net Assets

Security Description	Shares	Value*

Australia—1.3%
Aristocrat Leisure, Ltd. (a).	116,000	$1,451,540
Computershare, Ltd.	364,900	2,557,084
CSL, Ltd.	34,300	1,761,276
National Australia Bank, Ltd. (a)	119,100	3,784,454

		9,554,354

Belgium—0.2%
KBC Bancassurance Holding NV	9,200	1,125,775

Brazil—1.0%
Banco Bradesco S.A. (ADR) (a)	47,200	1,904,520
Banco Nossa Caixa S.A. (b)	110,700	2,467,805
Medial Saude S.A.	89,000	1,006,056
Unibanco-Uniao de Banco Brasileiros S.A. (GDR)	22,400	2,082,304

		7,460,685

Canada—1.5%
ACE Aviation Holdings, Inc. (b)	400	12,971
Canadian Natural Resources, Ltd.	93,200	4,970,293
Canadian Natural Resources, Ltd. (USD)	1,700	90,491
EnCana Corp.	49,200	2,265,378
Talisman Energy, Inc.	203,400	3,455,741

		10,794,874

Cayman Islands—0.5%
GlobalSantaFe Corp.	16,400	963,992
Melco PLB Entertainment Macau, Ltd. (ADR) (a)	8,600	182,836
Semiconductor Manufacturing International Corp. (a)	12,453,000	1,609,064
Transocean, Inc. (a) (b)	13,200	1,067,748

		3,823,640

China—0.1%
Industrial & Commercial Bank of China (a)	858,000	533,526

Finland—2.1%
Fortum Oyj	50,400	1,431,428
Neste Oil Oyj (a)	101,400	3,079,541
Nokia Corp. (ADR)	460,904	9,365,569
Nokia Oyj	38,400	780,702

		14,657,240

France—8.3%
Air Liquide/Prime de Fidelite	11,440	2,715,812
Air Liquide S.A.	2,420	573,073
Alcatel S.A.	375,000	5,332,500
AXA S.A. (a)	327,077	13,183,925
Carrefour S.A. (a)	26,100	1,581,841
CNP Assurances S.A.	11,200	1,250,288
Compagnie Generale de Geophysique S.A. (a)	127,000	5,530,850
Gaz de France (a)	78,000	3,579,574
Lagardere S.C.A. (a)	24,400	1,960,580
Neuf Cegetel	56,400	1,998,370

Security Description	Shares	Value*

France—(Continued)
Nexity	7,400	$534,848
Orpea (b)	29,046	2,744,966
Pernod-Ricard S.A. (a)	7,700	1,762,849
Peugoet S.A.	35,900	2,370,277
Renault S.A. (a)	32,900	3,948,493
Societe Television Francaise 1 S.A. (a)	64,300	2,383,893
Société Générale (a)	12,554	2,123,325
Total S.A. (ADR)	100	7,192
Vinci S.A. (a)	23,818	3,033,442
Vivendi Universal S.A. (a)	69,200	2,694,371

		59,310,469

Germany—13.0%
Aareal Bank AG	51,153	2,380,241
Allianz AG	71,029	14,502,567
Bayer AG (ADR)	13,200	704,352
Beiersdorf AG (a)	22,000	1,425,812
DAB Bank AG (a)	147,910	1,365,765
Deutche Postbank AG	30,300	2,551,258
Duetz AG (a)	48,000	636,643
E.ON AG	35,500	4,814,748
E.ON AG (ADR)	75,200	3,398,288
Heidelberger Druckmaschinen AG (a)	163,500	7,740,551
Hochtief AG (a)	110,943	8,062,896
Hypo Real Estate Holding AG	95,008	5,966,334
Interhyp AG	3,200	276,641
IWKA Group AG (a)	70,600	1,803,568
KarstadtQuele AG (a)	133,400	3,863,770
Linde AG	17,214	1,773,807
MTU Aero Engines Holding AG (b)	31,200	1,455,651
Münchener Rückversicherungs-Gesellschaft AG	46,900	8,057,474
Patrizia Immo AG (a)	55,100	1,637,605
Pfleiderer AG (a)	46,700	1,262,532
Q-Cells AG (a) (b)	28,100	1,260,965
RWE AG	21,381	2,354,624
SAP AG (ADR) (a)	7,400	392,940
SGL Carbon AG (a)	178,800	4,402,975
Siemens AG	18,600	1,843,176
Siemens AG (ADR)	71,800	7,075,890
SolarWorld AG (a)	5,700	357,821
Wacker Chemie AG	13,800	1,794,109
Wincor Nixdorf AG	1,400	217,703

		93,380,706

Ireland—0.6%
AgCert International	351,100	1,083,238
Allied Irish Banks, Plc.	19,900	593,828
C & C Group, Plc.	132,725	2,356,823

		4,033,889

Israel—0.3%
Bank Hapoalim B.M.	269,500	1,261,092
Mizrahi Tefahot Bank, Ltd.	158,000	1,181,780

		2,442,872

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—3.5%
Banca Intesa S.p.A.-RNC	669,098	$4,881,626
Banca Popolare Italiana Scrl	62,300	886,610
Banche Popolari Unite S.c.ar.l. (a)	137,900	3,787,438
Banco Popolare di Verona e Novara S.c.ar.l. (a)	116,800	3,347,238
Buzzi Unicem S.p.A. (a)	26,600	754,093
Buzzi Unicem S.p.A.-RNC	89,100	1,726,394
Eni S.p.A. (ADR)	12,800	861,184
FIAT S.p.A. (a)	78,300	1,488,790
Lottomatica S.p.A.	6,900	286,453
Mediobanca S.p.A. (a)	126,200	2,970,143
Milano Assicurazioni S.p.A.	133,200	1,082,828
Pirelli & C Real Estate S.p.A. (a)	29,800	2,039,302
UniCredito Italiano S.p.A.	131,800	1,151,661

		25,263,760

Japan—28.7%
AEON Co., Ltd.	98,200	2,114,281
Aeon Mall Co., Ltd. (a)	26,500	1,485,499
Alpen Co., Ltd.	26,500	755,601
Aoyama Trading Co., Ltd.	78,800	2,365,021
Arealink Co., Ltd.	912	523,736
Bank of Nagoya (a)	259,000	1,594,572
Canon Finetech, Inc.	42,000	823,670
Canon, Inc. (a)	125,400	7,101,171
Credit Saison Co., Ltd. (a)	125,800	4,308,688
Daiichi Sankyo	62,800	1,962,802
Daiwa House Industry Co., Ltd.	107,000	1,857,090
Daiwa Securities Group, Inc.	978,000	10,882,685
DCM Japan Holdings Co., Ltd. (a)	98,920	1,014,896
East Japan Railway Co.	411	2,740,614
ETrade Securities	1,206	1,148,112
Fujitsu, Ltd. (a)	357,000	2,806,034
Hokugin Financial Group, Inc.	285,900	1,043,225
Honda Motor Co., Ltd.	49,500	1,957,991
Isetan Co., Ltd. (a)	54,500	980,392
JSR Corp. (a)	185,900	4,817,003
Juroku Bank	388,000	2,130,602
Kansai Paint Co.	124,000	982,304
Kubota Corp.	141,000	1,311,102
Marui Co., Ltd. (a)	189,200	2,193,653
Millea Holdings, Inc. (c)	49,500	1,739,579
Mitsubishi Estate Co., Ltd.	219,000	5,678,322
Mitsui & Co., Ltd. (a)	335,000	4,985,659
Mitsui Fudosan Co., Ltd.	173,000	4,230,662
Mitsui Sumitomo Insurance Co., Ltd.	149,000	1,632,287
Mizuho Financial Group, Inc.	966	6,908,492
Murata Manufacturing Co., Ltd. (a)	86,100	5,834,270
Nidec Corp. (a)	47,500	3,679,072
Nikko Cordial Corp.	362,200	4,163,706
Nintendo Co., Ltd.	9,700	2,514,441
Nippon Chemi-Con Corp.	211,000	1,806,611
Nippon Electronic, Inc. (a)	176,200	3,706,932
Nitto Denko Corp. (a)	34,500	1,719,451
Nomura Holdings, Inc.	390,200	7,381,626
Nomura Holdings, Inc. (ADR) (a)	183,300	3,471,702
Nomura Real Estate	5,100	168,023

Security Description	Shares	Value*

Japan—(Continued)
NSK, Ltd.	204,000	$2,008,060
NTT Urban Development Corp. (a)	1,195	2,310,601
Okamura Corp. (a)	169,000	1,794,702
OMC Card, Inc. (a)	312,400	2,434,289
Omron Corp.	152,800	4,346,247
ORIX Corp. (a)	24,600	7,137,054
Sekisui House, Ltd.	195,000	2,829,333
Seven & I Holdings Co., Ltd. (a)	27,500	856,066
SFCG Co., Ltd. (a)	13,620	2,118,212
Shimizu Corp. (a)	99,000	495,561
Sompo Japan Insurance, Inc.	398,000	4,872,432
Sony Corp.	17,500	750,112
Sony Corp. (ADR)	99,300	4,253,019
Sumco Corp.	7,700	651,775
Sumitomo Corp.	331,700	4,944,795
Sumitomo Electric Industries, Ltd. (a)	278,000	4,349,584
Sumitomo Metal Industries, Ltd.	368,000	1,600,499
Sumitomo Mitsui Financial Group, Inc. (a)	697	7,109,443
Sumitomo Osaka Cement Co., Ltd. (a)	686,000	2,244,905
T&D Holdings, Inc. (a)	27,400	1,814,836
Taiheiyo Cement Corp.	39,000	152,866
The Bank of Fukuoka, Ltd.	85,000	620,677
The Chiba Bank, Ltd.	120,000	1,015,522
The Daiei, Inc. (a)	59,600	793,406
The Nishi-Nippon Bank, Ltd. (a)	422,000	1,806,774
Tokai Carbon Co. (a)	254,000	1,808,420
Tokuyama Corp. (a)	356,000	5,385,691
Tokyo Electron, Ltd.	8,000	631,707
Tokyo Star Bank, Ltd.	4	12,034
Tokyo Tomin Bank (a)	77,500	2,979,403
Toyota Industries Corp. (a)	7,400	340,698
Toyota Motor Corp.	134,600	8,827,541
Toyota Motor Corp. (ADR)	26,400	3,545,784

		205,363,627

Luxembourg—0.1%
SES Global (FDR)	25,837	455,185

Malaysia—0.2%
Public Bank BHD	439,300	964,650
Resorts World BHD	192,400	794,820

		1,759,470

Mexico—0.2%
Fomento Economico Mexicano S.A. de C.V. (ADR)	13,300	1,539,608

Netherlands—4.1%
ABN AMRO Holdings NV	20,300	651,025
ASM International NV (a)	83,800	1,753,934
ASML Holding NV (a) (b)	21,300	524,619
Heineken NV	52,000	2,469,968
ING Groep NV	132,492	5,869,600
ING Groep NV (ADR)	73,600	3,250,912
Koninklijke Philips Electronics NV (ADR)	174,000	6,538,920
Reed Elsevier NV (ADR)	97,600	3,328,160
Rodamco Europe NV	9,900	1,313,593

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Netherlands—(Continued)
SBM Offshore NV	47,700	$1,639,124
Telegraaf Media Groep NV	18,900	495,066
TomTom NV	300	12,947
Unilever NV	57,800	1,578,131

		29,425,999

Netherlands Antilles—0.4%
Schlumberger, Ltd.	48,800	3,082,208

Norway—2.9%
Aker Kvaerner ASA (a)	30,000	3,735,052
DnB NOR ASA (a)	358,400	5,090,910
Norsk Hydro ASA (ADR)	158,000	4,845,860
Odfjell ASA	49,700	759,915
Petroleum Geo-Services ASA (a)	143,100	3,352,170
Renewable Energy Corp. ASA (a)	79,000	1,445,671
Statoil ASA	65,600	1,726,592

		20,956,170

Singapore—1.1%
ASE Test, Ltd. (b)	175,100	1,766,759
City Developments, Ltd.	259,000	2,132,692
STATS ChipPAC, Ltd. (a)	1,202,000	910,992
STATS ChipPAC, Ltd. (ADR) (b)	367,500	2,822,400

		7,632,843

South Africa—0.8%
ABSA Group, Ltd.	58,800	1,043,303
African Rainbow Minerals, Ltd.	43,500	622,358
Barloworld, Ltd.	33,000	767,575
Massmart Holdings, Ltd.	65,145	646,273
Nedbank Group, Ltd.	146,000	2,757,298

		5,836,807

South Korea—0.4%
Kookmin Bank	31,290	2,521,983

Spain—2.6%
Banco Bilbao Vizcaya Argentaria S.A.	182,700	4,395,762
Banco Santander Central Hispano S.A (a).	261,100	4,856,071
Banco Santander Central Hispano S.A. (ADR)	187,500	3,498,750
Bolsas y Mercados Espanoles (a)	26,400	1,090,125
Gestevision Telecino S.A (a).	37,000	1,053,579
Inditex S.A.	63,000	3,384,163

		18,278,450

Sweden—1.5%
Atlas Copco AB (Series B)	68,300	2,207,474
Securitas Systems AB (a)	141,400	571,660
Telefonakitebolaget LM Ericsson (ADR)	203,400	8,182,782

		10,961,916

Security Description	Shares	Value*

Switzerland—11.3%
ABB, Ltd.	40,318	$721,890
Baloise Holdings AG	21,367	2,128,680
Converium Holdings AG	106,068	1,418,756
Credit Suisse Group	61,957	4,318,701
Credit Suisse Group (ADR)	108,242	7,560,704
Nestle S.A.	23,518	8,332,358
Nestle S.A. (ADR)	30,100	2,673,633
Novartis AG	89,023	5,111,064
Novartis AG (ADR)	46,800	2,688,192
Roche Holding AG	84,211	15,052,919
SGS S.A.	3,712	4,121,846
Swiss Life Holding	7,608	1,895,723
Swiss Reinsurance Co.	33,193	2,809,664
Syngenta AG (ADR)	73,000	2,711,220
UBS AG	28,087	1,698,926
UBS AG (New York Traded Shares)	157,000	9,471,810
Zurich Financial Services AG	31,210	8,365,268

		81,081,354

Taiwan—1.1%
Advanced Semicondtuctor, Inc.	3,301,149	3,750,433
Nan Ya Printed Circuit Board Corp.	423,000	2,922,026
ProMOS Technologies, Inc.	2,603,000	1,135,005

		7,807,464

Thailand—0.0%
Krung Thai Bank, Ltd.	205,600	67,468
Siam Commercial Bank, Plc.	16,200	26,552

		94,020

Turkey—0.1%
Tupras Turkiye Petrol Rafine	24,000	408,420

United Kingdom—6.7%
AstraZeneca, Plc.	31,000	1,663,368
Babcock International Group	212,900	1,665,812
BP, Plc. (ADR) (a)	125,900	8,447,890
Burberry Group, Plc.	84,800	1,066,165
Cookson Group, Plc.	153,500	1,887,742
Dawnay Day Treveria, Plc.	1,113,400	1,825,551
GlaxoSmithKline, Plc.	145,500	7,676,580
Intertek Group, Plc.	68,400	1,110,656
NETeller, Plc. (a) (b)	160,700	475,329
Old Mutual, Plc.	126,600	430,521
Rentokil Initial, Plc.	857,500	2,777,718
Rolls-Royce Group, Plc.	405,480	3,554,245
Serco Group, Plc.	399,300	2,985,729
Tesco, Plc.	110,344	872,250
Unilever, Plc. (ADR) (a)	163,220	4,540,780
Vendeta Resources, Plc.	23,700	566,264
Vodafone Group, Plc. (ADR)	235,000	6,528,300

		48,074,900

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

United States—0.6%
Affiliated Computer Services, Inc. (b)	22,000	$1,074,480
Halyk Savings Bank Kazakhstan (GDR)	12,100	266,200
Synthes, Inc. (b)	5,349	637,017
Wyeth	42,900	2,184,468

		4,162,165

Total Common Stock (Identified Cost $569,422,011)		681,824,379

Preferred Stock—0.6%

Germany—0.6%
Fresenius Medical Care AG	8,600	1,847,538
ProSiebensat.1 Media AG (b)	63,300	2,073,750

Total Preferred Stock (Identified Cost $2,342,790)		3,921,288

Mutual Funds—0.1%

Canada—0.1%
Canadian Oil Sands Trust	25,500	713,536

Total Mutual Funds (Identified Cost $666,663)		713,536

Short Term Investments—4.4%
Security Description	Face Amount	Value*

United States—4.4%
State Street Repurchase Agreement dated 12/29/06 at 1.700% to be repurchased at $31,552,958 on 01/02/07, collateralized by $24,275,000 U.S. Treasury Note 8.125% due 05/15/21 with a value of $32,498,933.	$31,547,000	31,547,000

Total Short Term Investments (Identified Cost $31,547,000)		31,547,000

Total Investments—100.3% (Identified Cost $603,978,464) (d)		718,006,203
Liabilities in excess of other assets		(2,016,363)

Total Net Assets—100%		$715,989,840

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $122,124,738 and the collateral received consisted of cash in the amount of $127,772,131.
(b)	Non-Income Producing.
(c)	Security was valued in good faith under procedures established by the Board of Directors.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $608,865,546 and the composition of unrealized appreciation and depreciation of investment securities was $121,195,828 and $(12,055,171), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(FDR)—	Fudiciary Depository Receipt
(GDR)—	Global Depository Receipt.
(USD)—	United States Dollar

Ten Largest Industries as of December 31, 2006	Percentage of Total Net Assets
Commercial Banks	12.7%
Insurance	9.2%
Diversified Financial Services	7.1%
Pharmaceuticals	5.1%
Oil, Gas & Consumable Fuels	4.7%
Capital Markets	4.1%
Automobiles	3.1%
Semiconductors & Semiconductor Equipment	3.0%
Machinery	2.7%
Chemicals	2.6%

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$718,006,203
Cash		246
Foreign cash at value		1,713,922
Collateral for securities loaned		127,772,131
Receivable for:
Securities sold		4,338,297
Fund shares sold		1,263,756
Accrued interest and dividends		470,002
Foreign taxes		50,036

Total Assets		853,614,593
Liabilities
Payable for:
Fund shares redeemed	$1,423,589
Securities purchased	7,611,915
Withholding taxes	17,456
Return of collateral for securities loaned	127,772,131
Accrued expenses:
Management fees	505,905
Service and distribution fees	29,493
Other expenses	264,264

Total Liabilities		137,624,753

Net Assets		$715,989,840

Net assets consists of:
Capital paid in		$557,851,646
Undistributed net investment income		4,751,665
Accumulated net realized gains		39,364,593
Unrealized appreciation on investments and foreign currency		114,021,936

Net Assets		$715,989,840

Computation of offering price:
Class A
Net asset value and redemption price per share ($547,334,723 divided by 35,341,333 shares outstanding)		$15.49

Class B
Net asset value and redemption price per share ($95,473,078 divided by 6,240,217 shares outstanding)		$15.30

Class E
Net asset value and redemption price per share ($73,182,039 divided by 4,766,282 shares outstanding)		$15.35

Identified cost of investments		$603,978,464

Identified cost of foreign cash		$1,708,391

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$11,661,798	(a)
Interest		757,040	(b)

		12,418,838
Expenses
Management fees	$5,266,072
Service and distribution fees—Class B	191,530
Service and distribution fees—Class E	106,265
Directors’ fees and expenses	23,102
Custodian	931,726
Audit and tax services	31,696
Legal	11,746
Printing	216,904
Insurance	9,932
Miscellaneous	4,242

Total expenses	6,793,215
Expense reductions	(314,893)	6,478,322

Net Investment Income		5,940,516

Realized and Unrealized Gain
Realized gain on:
Investments—net	69,616,098
Foreign currency transactions—net	1,798,653	71,414,751

Unrealized appreciation on:
Investments—net	16,786,438
Foreign currency transactions—net	2,515	16,788,953

Net gain		88,203,704

Net Increase in Net Assets From Operations		$94,144,220

(a)	Net of foreign taxes of $1,401,651.
(b)	Includes income on securities loaned of $590,581.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$5,940,516	$5,429,728
Net realized gain	71,414,751	44,612,595
Unrealized appreciation	16,788,953	30,469,023

Increase in net assets from operations	94,144,220	80,511,346

From Distributions to Shareholders
Net investment income
Class A	(6,634,593)	(2,301,454)
Class B	(880,784)	(141,111)
Class E	(943,442)	(300,332)

Total distributions	(8,458,819)	(2,742,897)

Increase in net assets from capital share transactions	95,883,990	28,988,684

Total increase in net assets	181,569,391	106,757,133

Net Assets
Beginning of the period	534,420,449	427,663,316

End of the period	$715,989,840	$534,420,449

Undistributed Net Investment Income
End of the period	$4,751,665	$5,162,372

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	11,895,720	$172,359,417	6,776,782	$80,921,158
Reinvestments	442,306	6,634,593	205,487	2,301,454
Redemptions	(7,656,172)	(110,636,037)	(6,255,844)	(74,914,831)

Net increase	4,681,854	$68,357,973	726,425	$8,307,781

Class B
Sales	4,286,221	$60,756,388	2,583,128	$30,523,623
Reinvestments	59,352	880,784	12,724	141,111
Redemptions	(2,197,215)	(31,185,457)	(667,349)	(8,060,069)

Net increase	2,148,358	$30,451,715	1,928,503	$22,604,665

Class E
Sales	982,019	$14,002,927	725,367	$8,658,669
Reinvestments	63,403	943,442	27,008	300,332
Redemptions	(1,257,831)	(17,872,067)	(918,856)	(10,882,763)

Net decrease	(212,409)	$(2,925,698)	(166,481)	$(1,923,762)

Increase derived from capital share transactions		$95,883,990		$28,988,684

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.48	$11.50	$9.86	$7.76	$9.49

Income From Investment Operations
Net investment income	0.13	0.14	0.10	0.11	0.08
Net realized and unrealized gain (loss) of investments	2.09	1.92	1.68	2.05	(1.73)

Total from investment operations	2.22	2.06	1.78	2.16	(1.65)

Less Distributions
Distributions from net investment income	(0.21)	(0.08)	(0.14)	(0.06)	(0.08)

Total distributions	(0.21)	(0.08)	(0.14)	(0.06)	(0.08)

Net Asset Value, End of Period	$15.49	$13.48	$11.50	$9.86	$7.76

Total Return (%)	16.5	18.0	18.2	28.0	(17.5)
Ratio of operating expenses to average net assets before expense reductions (%)	1.05	1.06	1.08	1.13	1.12
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.00	1.01	1.06	1.11	1.12
Ratio of net investment income to average net assets (%)	1.00	1.23	0.85	1.21	0.90
Portfolio turnover rate (%)	86	69	90	148	50
Net assets, end of period (000)	$547,335	$413,322	$344,340	$318,996	$271,015

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.33	$11.38	$9.76	$7.69	$9.39

Income From Investment Operations
Net investment income	0.12	0.12	0.07	0.03	0.02
Net realized and unrealized gain (loss) of investments	2.03	1.88	1.67	2.09	(1.72)

Total from investment operations	2.15	2.00	1.74	2.12	(1.70)

Less Distributions
Distributions from net investment income	(0.18)	(0.05)	(0.12)	(0.05)	0.00

Total distributions	(0.18)	(0.05)	(0.12)	(0.05)	0.00

Net Asset Value, End of Period	$15.30	$13.33	$11.38	$9.76	$7.69

Total Return (%)	16.2	17.6	18.0	27.8	(18.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.30	1.31	1.33	1.38	1.37	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.25	1.26	1.31	1.36	1.37	(c)
Ratio of net investment income (loss) to average net assets (%)	0.72	0.89	0.56	(0.04)	0.35	(c)
Portfolio turnover rate (%)	86	69	90	148	50
Net assets, end of period (000)	$95,473	$54,530	$24,612	$14,859	$1

(a)	Commencement of operations was May 1, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.37	$11.41	$9.79	$7.71	$9.43

Income From Investment Operations
Net investment income	0.12	0.13	0.07	0.08	0.08
Net realized and unrealized gain (loss) of investments	2.05	1.89	1.68	2.05	(1.73)

Total from investment operations	2.17	2.02	1.75	2.13	(1.65)

Less Distributions
Distributions from net investment income	(0.19)	(0.06)	(0.13)	(0.05)	(0.07)

Total distributions	(0.19)	(0.06)	(0.13)	(0.05)	(0.07)

Net Asset Value, End of Period	$15.35	$13.37	$11.41	$9.79	$7.71

Total Return (%)	16.3	17.8	18.0	27.9	(17.6)
Ratio of operating expenses to average net assets before expense reductions (%)	1.20	1.21	1.23	1.28	1.27
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.15	1.16	1.21	1.26	1.27
Ratio of net investment income to average net assets (%)	0.89	1.08	0.70	0.93	0.57
Portfolio turnover rate (%)	86	69	90	148	50
Net assets, end of period (000)	$73,182	$66,569	$58,712	$47,619	$17,262

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI International Stock Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the FI International Stock Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-13

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-14

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-15

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the FI International Stock Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$8,458,819	$2,742,897	$—	$—	$—	$—	$8,458,819	$2,742,897

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$8,070,956	$40,925,902	$109,134,854	$—	$158,131,712

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the FI International Stock Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$595,969,095	$0	$529,852,771

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
FI International Stock	$5,266,072	0.860%	Of the first $500 million
		0.800%	Of the next $500 million
		0.750%	On amounts in excess of $1 billion

MSF-16

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Research & Management Company is compensated to provide subadvisory services for the FI International Stock Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected

MSF-17

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and FI International Stock Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the FI International Stock Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FI International Stock Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-19

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of FI International Stock Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	38,015,683.339	1,320,238.392	1,291,083.590	40,627,005.321

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	38,436,358.991	1,064,770.419	1,125,875.911	40,627,005.321

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	38,319,742.713	1,146,315.273	1,160,947.335	40,627,005.321

4. To eliminate the Fundamental Investment Restrictions relating to Options.	38,259,002.020	1,208,399.405	1,159,603.896	40,627,005.321

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	38,320,141.499	1,150,620.394	1,156,243.428	40,627,005.321

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	38,522,563.054	1,002,931.402	1,101,510.865	40,627,005.321

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	38,510,000.093	1,053,551.308	1,063,453.920	40,627,005.321

8. To revise the Fundamental Investment Restrictions relating to Commodities.	38,292,618.676	1,226,912.382	1,107,474.263	40,627,005.321

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-23

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-24

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-25

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-26

Metropolitan Series Fund, Inc.

FI International Stock Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-27

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-28

Metropolitan Series Fund, Inc. FI Large Cap Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

On May 1, 2006, the FI Large Cap Portfolio succeeded to the operations of the predecessor fund, the Travelers Large Cap Portfolio. On that same date, MetLife Advisers, LLC succeeded Travelers Asset Management Company, LLC as the Portfolio’s adviser.

For the year ended December 31, 2006, the Class A shares of the FI Large Cap Portfolio returned 6.1%, compared to its benchmark, the Russell 1000 Growth Index1, which returned 9.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 6.3% over the same period.

PORTFOLIO REVIEW

During the year ended December 31, 2006, U.S. equities as measured by the S&P 500 Index3 yielded a double-digit positive return driven by continued economic growth and heavy merger and acquisition activity.

In this environment, the FI Large Cap Portfolio underperformed the Russell 1000 Growth Index. The Portfolio’s Consumer Discretionary positions held back relative return the most. Security selection as well as being underweight in this sector detracted from relative performance, with security selection being the main drag. Key underperformers in this sector were Circuit City as well as several housing related stocks such as Building Materials Holding Corp., KB Home, Ryland Group, and DR Horton. In the Information Technology sector, stock selection was favorable, however, being overweight relative to the benchmark detracted from performance. Key contributors were Redback Networks, Apple Computer, and a few semiconductor related stocks. Favorable stock selection in Industrials contributed most to the Portfolio’s relative return as several equipment manufacturer’s performed well, including top contributor Manitowoc. The Energy sector was the next largest contributor to the Portfolio’s relative return with good stock selection. Energy service companies performed well as did refining holding Holly Corp.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that havehigher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2006

	FI Large Cap Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	6.1%	N/A	N/A	9.1%
5 Years	3.4	N/A	N/A	2.7
10 Years	6.1	N/A	N/A	5.4
Since Inception	—	2.3%	2.4%	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 8/30/96, 5/02/06, 5/02/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION
as of December 31, 2006

Top Holdings

% of Total Net Assets

Google, Inc. (Class A)	3.9%
Allegheny Technologies, Inc.	3.1%
Joy Global, Inc.	3.1%
The Manitowoc Co., Inc.	3.1%
Hewlett-Packard Co.	2.9%
Cymer, Inc.	2.8%
Western Digital Corp.	2.8%
Terex Corp.	2.8%
Merrill Lynch & Co., Inc.	2.8%
Cisco Systems, Inc.	2.7%

Top Sectors

% of Total Market Value

Information Technology	27.7%
Health Care	18.0%
Industrials	13.5%
Consumer Discretionary	13.2%
Consumer Staples	8.6%
Financials	8.5%
Materials	3.9%
Energy	3.7%
Telecomm	0.8%
Utilities	0.7%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
FI Large Cap–Class A	Actual	0.86%	$1,000.00	$1,087.80	$4.53
	Hypothetical	0.86%	$1,000.00	$1,020.82	$4.38

FI Large Cap–Class B	Actual	1.11%	$1,000.00	$1,086.00	$5.84
	Hypothetical	1.11%	$1,000.00	$1,019.54	$5.65

FI Large Cap–Class E	Actual	1.01%	$1,000.00	$1,087.20	$5.31
	Hypothetical	1.01%	$1,000.00	$1,020.05	$5.14

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—98.9% of Total Net Assets

Security Description	Shares	Value*

Automobiles—1.3%
Thor Industries, Inc. (a)	179,000	$7,874,210

Beverages—2.0%
Hansen Natural Corp. (a)	346,218	11,660,622

Biotechnology—8.6%
Amgen, Inc. (b)	162,000	11,066,220
Amylin Pharmaceuticals, Inc. (a) (b)	204,000	7,358,280
Biogen Idec, Inc. (b)	220,500	10,846,395
Genentech, Inc. (b)	159,500	12,940,235
Gilead Sciences, Inc. (b)	132,600	8,609,718

		50,820,848

Capital Markets—5.7%
Knight Capital Group, Inc.	256,755	4,921,993
Merrill Lynch & Co., Inc.	175,200	16,311,120
The Goldman Sachs Group, Inc.	63,900	12,738,465

		33,971,578

Commercial Banks—0.3%
Wells Fargo & Co.	48,700	1,731,772

Communications Equipment—4.3%
Cisco Systems, Inc. (b)	584,700	15,979,851
Motorola, Inc.	208,200	4,280,592
Redback Networks, Inc. (a) (b)	204,831	5,108,485

		25,368,928

Computers & Peripherals—10.4%
Apple Computer, Inc. (b)	145,500	12,344,220
Brocade Communications Systems, Inc.	384,617	3,157,706
Hewlett-Packard Co.	411,000	16,929,090
Network Appliance, Inc. (b)	29,500	1,158,760
Seagate Technology (b)	430,100	11,397,650
Western Digital Corp. (a) (b)	802,900	16,427,334

		61,414,760

Distributors—0.7%
Building Materials Holding Corp. (a)	167,302	4,130,686

Diversified Telecommunication Services—0.8%
AT&T, Inc.	135,100	4,829,825

Electrical Equipment—0.8%
Energy Conversion Devices, Inc. (a)	134,200	4,560,116

Food & Staples Retailing—3.1%
CVS Corp.	431,600	13,340,756
Wal-Mart Stores, Inc.	107,600	4,968,968

		18,309,724

Food Products—1.0%
Archer-Daniels-Midland Co.	90,800	2,901,968
Corn Products International, Inc.	83,400	2,880,636

		5,782,604

Security Description	Shares	Value*

Health Care Equipment & Supplies—0.7%
Baxter International, Inc.	85,500	$3,966,345

Health Care Providers & Services—4.5%
Sierra Health Services, Inc. (b)	321,000	11,568,840
UnitedHealth Group, Inc.	285,800	15,356,034

		26,924,874

Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	70,300	3,116,399
Penn National Gaming, Inc. (b)	14,800	615,976
Pinnacle Entertainment, Inc.	46,600	1,544,324

		5,276,699

Household Durables—2.6%
D.R. Horton, Inc.	330,100	8,744,349
The Ryland Group, Inc. (a)	126,200	6,893,044

		15,637,393

Independent Power Producers & Energy Traders—0.7%
Constellation Energy Group, Inc.	43,700	3,009,619
The AES Corp. (b)	54,800	1,207,792

		4,217,411

Industrial Conglomerates—0.5%
General Electric Co.	79,400	2,954,474

Insurance—2.1%
ACE, Ltd.	147,700	8,946,189
The Chubb Corp.	66,700	3,529,097

		12,475,286

Internet Software & Services—3.9%
Google, Inc. (Class A) (b)	49,500	22,793,759

Life Sciences Tools & Services—1.5%
Pharmaceutical Product Development, Inc.	279,617	9,009,260

Machinery—10.6%
Bucyrus International, Inc.	195,880	10,138,749
Caterpillar, Inc.	3,000	183,990
Joy Global, Inc.	375,909	18,171,441
Terex Corp. (b)	253,515	16,371,999
The Manitowoc Co., Inc.	303,800	18,054,834

		62,921,013

Metals & Mining—3.9%
Allegheny Technologies, Inc.	203,458	18,449,571
Titanium Metals Corp. (a)	156,664	4,623,155

		23,072,726

Multiline Retail—2.9%
J.C. Penney Co., Inc.	198,500	15,355,960
Kohl’s Corp. (b)	22,600	1,546,518

		16,902,478

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—3.7%
Exxon Mobil Corp.	51,100	$3,915,793
Sunoco, Inc.	110,600	6,897,016
Tesoro Corp.	169,100	11,121,707

		21,934,516

Pharmaceuticals—2.7%
Endo Pharmaceuticals Holdings, Inc. (b)	117,800	3,248,924
Johnson & Johnson	69,100	4,561,982
Merck & Co., Inc.	127,200	5,545,920
Sepracor, Inc. (a) (b)	46,100	2,838,838

		16,195,664

Road & Rail—1.7%
CSX Corp.	218,500	7,522,955
Norfolk Southern Corp.	46,600	2,343,514

		9,866,469

Semiconductors & Semiconductor Equipment—7.6%
Cymer, Inc. (b)	373,774	16,427,367
Intersil Corp. (Class A)	81,200	1,942,304
Lam Research Corp. (b)	276,000	13,971,120
Marvell Technology Group, Ltd. (b)	398,650	7,650,094
MEMC Electronic Materials, Inc. (b)	124,700	4,880,758

		44,871,643

Software—1.6%
Microsoft Corp.	244,700	7,306,742
Oracle Corp. (b)	136,100	2,332,754

		9,639,496

Specialty Retail—4.3%
AnnTaylor Stores Corp. (b)	185,300	6,085,252
Best Buy Co., Inc.	124,600	6,129,074
Circuit City Stores, Inc.	232,100	4,405,258
The Men’s Wearhouse, Inc.	116,600	4,461,116
TJX Cos., Inc.	149,000	4,249,480

		25,330,180

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.5%
Wolverine World Wide, Inc.	108,100	$3,083,012

Thrifts & Mortgage Finance—0.4%
Radian Group, Inc.	41,600	2,242,656

Tobacco—2.6%
Altria Group, Inc.	159,600	13,696,872
Loews Corp.	27,500	1,779,800

		15,476,672

Total Common Stock (Identified Cost $586,848,880)		585,247,699

Short Term Investments—1.2%
Security Description	Face Amount	Value*

Repurchase Agreement—1.2%
State Street Repurchase Agreement dated 12/29/06 at 3.40% to be repurchased at $7,087,676 on 01/02/07, collateralized by $6,170,000 U.S. Treasury Bond 6.25% due 08/15/23 with a value of $7,227,408.	$7,085,000	7,085,000

Total Short Term Investments (Identified Cost $7,085,000)		7,085,000

Total Investments—100.1% (Identified Cost $593,933,880) (c)		592,332,699
Liabilities in excess of other assets		(706,302)

Total Net Assets—100%		$591,626,397

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $ 47,936,888 and the collateral received consisted of cash in the amount of $ 49,410,952.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $595,105,890 and the composition of unrealized appreciation and depreciation of investment securities was $30,462,937 and $(33,236,128), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$592,332,699
Cash		174
Foreign cash at value		116,131
Collateral for securities loaned		49,410,952
Receivable for:
Securities sold		10,370,267
Fund shares sold		25,630
Accrued interest and dividends		447,077
Foreign taxes		16,404

Total Assets		652,719,334
Liabilities
Payable for:
Fund shares redeemed	$1,035,999
Securities purchased	10,107,548
Return of collateral for securities loaned	49,410,952
Accrued expenses:
Management fees	393,155
Service and distribution fees	606
Other expenses	144,677

Total Liabilities		61,092,937

Net Assets		$591,626,397

Net assets consists of:
Capital paid in		$624,357,865
Undistributed net investment income		810,298
Accumulated net realized losses		(31,935,961)
Unrealized depreciation on investments and foreign currency		(1,605,805)

Net Assets		$591,626,397

Computation of offering price:
Class A
Net asset value and redemption price per share ($588,142,992 divided by 38,906,038 shares outstanding)		$15.12

Class B
Net asset value and redemption price per share ($2,513,947 divided by 167,343 shares outstanding)		$15.02

Class E
Net asset value and redemption price per share ($969,458 divided by 64,243 shares outstanding)		$15.09

Identified cost of investments		$593,933,880

Identified cost of foreign cash		$121,795

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$5,681,625	(a)
Interest		203,619	(b)

		5,885,244
Expenses
Management fees	$3,763,129
Service and distribution fees—Class B	2,135
Service and distribution fees—Class E	468
Administration fees	39,465
Directors’ fees and expenses	20,905
Custodian	96,677
Audit and tax services	23,426
Legal	27,235
Printing	180,496
Insurance	16,089
Miscellaneous	974

Total expenses	4,170,999
Expense reductions	(82,890)	4,088,109

Net Investment Income		1,797,135

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	53,727,378
Foreign currency transactions—net	(30,475)	53,696,903

Unrealized appreciation (depreciation) on:
Investments—net	(35,794,723)
Foreign currency transactions—net	1,184	(35,793,539)

Net gain		17,903,364

Net Increase in Net Assets From Operations		$19,700,499

(a)	Net of foreign taxes of $5,457.
(b)	Includes income on securities loaned of $41,963.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$1,797,135	$287,605
Net realized gain	53,696,903	29,960,083
Unrealized depreciation	(35,793,539)	(8,507,903)

Increase in net assets from operations	19,700,499	21,739,785

From Distributions to Shareholders
Net investment income
Class A	(1,152,460)	0

Net realized gain
Class A	(14,103,384)	0

Total distributions	(15,255,844)	0

Increase (decrease) in net assets from capital share transactions	321,322,000	(24,040,465)

Total increase (decrease) in net assets	325,766,655	(2,300,680)

Net Assets
Beginning of the period	265,859,742	268,160,422

End of the period	$591,626,397	$265,859,742

Undistributed Net Investment Income
End of the period	$810,298	$278,988

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	1,993,002	$29,040,577	1,093,920	$15,406,305
Shares issued through acquisition	29,696,833	438,221,310	0	0
Reinvestments	1,026,638	15,255,844	0	0
Redemptions	(11,357,605)	(164,439,136)	(2,787,282)	(39,446,770)

Net increase (decrease)	21,358,868	$318,078,595	(1,693,362)	$(24,040,465)

Class B
Sales	212,387	$2,967,028	0	$0
Redemptions	(45,044)	(639,546)	0	0

Net increase	167,343	$2,327,482	0	$0

Class E
Sales	109,575	$1,553,650	0	$0
Redemptions	(45,332)	(637,727)	0	0

Net increase	64,243	$915,923	0	$0

Increase (decrease) derived from capital share transactions		$321,322,000		$(24,040,465)

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004(a)	2003(a)	2002(a)
Net Asset Value, Beginning of Period	$15.15	$13.93	$13.18	$10.61	$13.82

Income From Investment Operations
Net investment income	0.08	0.02	0.10	0.05	0.05	(b)
Net realized and unrealized gain (loss) of investments	0.82	1.20	0.76	2.57	(3.20	)(b)

Total from investment operations	0.90	1.22	0.86	2.62	(3.15)

Less Distributions
Distributions from net investment income	(0.07)	0.00	(0.11)	(0.05)	(0.06)
Distributions from net realized capital gains	(0.86)	0.00	0.00	0.00	0.00

Total distributions	(0.93)	0.00	(0.11)	(0.05)	(0.06)

Net Asset Value, End of Period	$15.12	$15.15	$13.93	$13.18	$10.61

Total Return (%)	6.1	8.7	6.5	24.7	(22.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.85	0.86	0.86 (d)	0.86	0.85
Ratio of operating expenses to average net assets after expense reductions (%) (c)	0.84	0.86	0.86	0.86	0.85
Ratio of net investment income to average net assets (%)	0.37	0.11	0.81	0.43	0.44
Portfolio turnover rate (%)	245	217	56	60	95
Net assets, end of period (000)	$588,143	$265,860	$268,160	$227,800	$180,000

	Class B
	Year ended December 31, 2006(e)
Net Asset Value, Beginning of Period	$14.68

Income From Investment Operations
Net investment loss	(0.01)
Net realized and unrealized gain on investments	0.35

Total from investment operations	0.34

Net Asset Value, End of Period	$15.02

Total Return (%)	2.3	(f)
Ratio of operating expenses to average net assets before expense reductions (%)	1.10	(g)
Ratio of operating expenses to average net assets after expense reductions (%) (c)	1.09	(g)
Ratio of net investment loss to average net assets (%)	(0.13	)(g)
Portfolio turnover rate (%)	245
Net assets, end of period (000)	$2,514

(a)	Audited by other Independent Registered Public Accounting Firm. (Note 7).
(b)	Per share amounts based on average shares outstanding during the year.
(c)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(d)	The investment manager waived a portion of its management fee for the year.
(e)	Commencement of operations was May 2, 2006 for Class B.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Financial Highlights

	Class E
	Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$14.74

Income From Investment Operations
Net investment loss	(0.00	)(e)
Net realized and unrealized gain on investments	0.35

Total from investment operations	0.35

Net Asset Value, End of Period	$15.09

Total Return (%)	2.4	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.99	(c)
Ratio of net investment loss to average net assets (%)	(0.02	)(c)
Portfolio turnover rate (%)	245
Net assets, end of period (000)	$969

(a)	Commencement of operations was May 2, 2006 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Net investment loss per share for the period was less than $(0.01).

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Large Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into three different classes. Currently, the classes being offered by the FI Large Cap Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-11

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-12

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-13

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

As of December 31, 2006, the FI Large Cap Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$14,415,260	$52,058,326	$2,310,328	$68,783,914

The utilization of the capital loss carryforward acquired as part of a merger may be limited under section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$9,497,748	$—	$5,758,096	$—	$—	$—	$15,255,844	$—

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$19,397,297	$19,432,964	$(2,777,815)	$(68,783,914)	$(32,731,468)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the FI Large Cap Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,100,550,318	$0	$1,207,796,440

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
FI Large Cap(a)	$3,763,129	0.800%	Of the first $250 million
		0.750%	Of the next $500 million
		0.700%	On amounts in excess of $750 million

(a)	Prior to May 1, 2006, $653,698 was paid to Travelers Asset Management International Co., LLC (“TAMIC”), the previous adviser.

MSF-14

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Management & Research Company is compensated to provide subadvisory services for the FI Large Cap Portfolio.

From January 1, 2006 through April 30, 2006, the Travelers Insurance Company (“TIC”), an indirect wholly-owned subsidiary of MetLife, acted as the Portfolio administrator for the FI Large Cap Portfolio. As compensation for its services, the Portfolio paid TIC an administration fee calculated at the annual rate of 0.06% of the Portfolio’s average daily net assets. The fee was calculated daily and paid monthly.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement relating to each class of the FI Large Cap Portfolio, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio’s then current fiscal year). Pursuant to the expense agreement, no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers. The expense limits (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2006 to April 30, 2007 for are 0.95%, 1.30% and 1.10% for Class A, B and E, respectively.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market

MSF-15

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, FI Large Cap succeeded to the operations of the Large Cap Portfolio, a former series of the Travelers Series Trust (the “TST”), pursuant to a certain plan of reorganization. In addition, on May 1, 2006, the Portfolio acquired all of the assets of Strategic Equity Portfolio (“TST Strategic Equity”), a series of the TST, also pursuant to such plan of reorganization. The aforementioned reorganizations were accomplished by a tax free exchange of 47,037,145 Class A shares of the Portfolio (valued at $694.2 million) in exchange for 17,347,354 shares of the Large Cap Portfolio (valued at $256.0 million) and 29,689,791 shares of TST Strategic Equity (valued at $438.2 million).

The aggregate net assets of the Portfolio, Large Cap Portfolio and TST Strategic Equity immediately before the aforementioned reorganizations were $0, $255,984,315 and $438,221,310, respectively. The aggregate net assets of the Portfolio immediately after the aforementioned reorganizations were $694,205,625, which includes $21,765,902 of acquired net unrealized appreciation on investments. The total cost of acquired securities was $390,822,690.

7.	CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Based on the recommendation of the Audit Committee of the Portfolio, the Board of Trustees determined not to retain KPMG LLP (“KPMG”) as the Portfolio’s Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolio’s Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolio’s auditor, KPMG’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolio and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

8.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and FI Large Cap Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the FI Large Cap Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FI Large Cap Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-17

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-22

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-23

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-24

Metropolitan Series Fund, Inc.

FI Large Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. FI Mid Cap Opportunities Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the FI Mid Cap Opportunities Portfolio returned 11.9%, compared to its benchmark, the Standard & Poor’s (S&P®) MidCap 400 Index1, which returned 10.3%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Growth Funds Universe2, was 8.7% over the same period.

PORTFOLIO REVIEW

During the year ended December 31, 2006, U.S. equities, as measured by the S&P 500 Index3, yielded a double-digit positive return driven by continued economic growth and heavy merger and acquisition activity. The Federal Reserve (Fed) continued to raise interest rates during the first half of the year as inflationary pressures mounted. However, retreating energy prices provided some relief. The Fed held rates constant during the second half of the year, despite maintaining a hawkish eye on inflation. Fed rate hikes appeared to have gained traction in slowing the economy, while overall growth remained positive. In the latter part of the year, many investors were encouraged by the prospect that the Fed had thus far engineered a “soft-landing” in which the economy continued to grow while inflation remained in check. Within the broader market, telecommunications was the strongest sector amid a rebound in industry fundamentals and continued consolidation in the sector. On the negative side, healthcare stocks lagged.

In this environment, FI Mid Cap Opportunities Portfolio outperformed the S&P® Midcap 400 Index. Stock choices within the consumer discretionary sector were the largest contributors to relative results. There, the Portfolio benefited from exposure to gaming companies, specialty retailers, and media companies. The Portfolio also benefited from its position in a large producer of potash, Potash Corp. of Saskatchewan, which posted strong results amid an environment of higher grain prices. Top-10 holding AT&T, Inc. was the Portfolio’s largest individual contributor. During the year, investors gained more conviction that AT&T’s recent mergers would be successful and bring sharper focus onto core businesses. On the negative side, the Portfolio was hurt by a position in biotechnology company Neurocrine Biosciences, Inc. that develops drugs for the treatment of neurological and endocrine-related diseases. The company’s stock declined sharply during the year when the Food and Drug Administration issued a non-approval letter for a much-anticipated insomnia drug. Positions in the technology sector also detracted from performance. There, the Portfolio experienced poor stock selection in the software industry with Openwave Systems, Inc. being the largest detractor as concerns about its financial condition held it back.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged Index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P MIDCAP 400 INDEX

Average Annual Returns as of December 31, 2006
	FI Mid Cap Opportunities Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
1 Year	11.9%	11.6%	11.7%	10.3%
5 Years	6.0	5.7	5.9	10.9
Since Inception	8.7	-1.9	0.3	13.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 1/2/01 and 5/1/01, respectively. Index since inception return based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2006

Top Holdings

% of Total Net Assets
Harman International Industries, Inc.	5.7%
AT&T, Inc.	5.2%
Agilent Technologies, Inc.	3.8%
Juniper Networks, Inc.	3.5%
Safeway, Inc.	3.0%
Electronic Arts, Inc.	2.9%
NAVTEQ Corp.	2.7%
DeVry, Inc.	2.5%
Hertz Global Holdings, Inc.	2.3%
Weight Watchers International, Inc.	2.3%

Top Sectors

% of Total Market Value
Information Technology	26.4%
Consumer Discretionary	18.6%
Industrials	12.9%
Telecomm	10.6%
Consumer Staples	6.3%
Materials	5.6%
Financials	5.4%
Energy	5.3%
Health Care	4.1%
Utilities	0.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
FI Mid Cap Opportunities—Class A	Actual	0.75%	$1,000.00	$1,101.50	$3.97
	Hypothetical	0.75%	$1,000.00	$1,021.38	$3.82

FI Mid Cap Opportunities—Class B	Actual	1.00%	$1,000.00	$1,100.20	$5.29
	Hypothetical	1.00%	$1,000.00	$1,020.11	$5.09

FI Mid Cap Opportunities—Class E	Actual	0.90%	$1,000.00	$1,100.30	$4.76
	Hypothetical	0.90%	$1,000.00	$1,020.62	$4.58

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—95.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.5%
Argon, Inc. (a) (b)	231,880	$4,994,695

Airlines—1.5%
AirAsia BHD(MYR)	1,747,500	746,818
US Airways Group, Inc. (a)	288,500	15,535,725

		16,282,543

Beverages—3.3%
Coca Cola Hellenic Bottling Co. S.A. (ADR) (a)	180,900	7,163,640
Cott Corp.	6,700	95,877
Cott Corp.(CAD)	589,200	8,438,089
Molson Coors Brewing Co.	271,855	20,780,596

		36,478,202

Biotechnology—0.5%
Neurocrine Biosciences, Inc. (a) (b)	487,128	5,075,874

Capital Markets—4.0%
Ashmore Group, Plc.(GBP)	2,506,223	12,725,641
Greenhill & Co., Inc. (a)	81,900	6,044,220
Jefferies Group, Inc. (a)	223,800	6,002,316
Lazard, Ltd. (b)	312,600	14,798,484
Thomas Weisel Partners Group, Inc. (a)	171,500	3,618,650

		43,189,311

Chemicals—3.3%
Mosaic Co. (a) (b)	602,725	12,874,206
Potash Corp. of Saskatchewan, Inc.	74,530	10,693,564
Potash Corp. of Saskatchewan, Inc.(CAD)	64,170	9,195,461
Sinafert Holdings, Ltd.(HKD) (a)	8,820,400	3,657,444

		36,420,675

Commercial Banks—0.4%
East West Bancorp, Inc.	133,700	4,735,654

Commercial Services & Supplies—2.6%
FTI Consulting, Inc. (a)	103,810	2,895,261
Global Cash Access, Inc. (b)	796,400	12,925,572
Knoll, Inc. (b)	549,000	12,078,000

		27,898,833

Communications Equipment—6.4%
Alcatel S.A. (a)	1,233,883	17,545,816
Ciena Corp.	116,800	3,236,528
Harris Corp.	239,800	10,997,228
Juniper Networks, Inc. (b)	2,026,024	38,372,895

		70,152,467

Computers & Peripherals—0.3%
SanDisk Corp. (b)	12,700	546,481
Seagate Technology (b)	124,900	3,309,850

		3,856,331

Security Description	Shares	Value*

Construction & Engineering—1.5%
Quanta Services, Inc. (a) (b)	823,700	$16,202,179

Diversified Consumer Services—5.4%
DeVry, Inc. (b)	969,500	27,146,000
Service Corp. International	670,200	6,869,550
Weight Watchers International, Inc.	474,900	24,946,497

		58,962,047

Diversified Telecommunication Services—8.5%
AT&T, Inc.	1,567,708	56,045,561
Global Crossing, Ltd.	351,300	8,624,415
Level 3 Communications, Inc. (a)	3,291,252	18,431,011
Philippine Long Distance Telephone Co. (ADR) (a) (b)	112,800	5,767,464
Time Warner Telecom, Inc. (Class A)	156,371	3,116,474

		91,984,925

Electrical Equipment—0.1%
ABB, Ltd. (ADR)	80,200	1,441,996

Electronic Equipment & Instruments—3.8%
Agilent Technologies, Inc. (b)	1,177,100	41,021,935

Energy Equipment & Services—2.4%
National-Oilwell Varco, Inc. (b)	163,844	10,023,976
SEACOR Holdings, Inc. (b)	161,300	15,991,282

		26,015,258

Food & Staples Retailing—3.0%
Safeway, Inc. (b)	943,310	32,600,794

Gas Utilities—0.4%
Questar Corp.	51,520	4,278,736

Health Care Equipment & Supplies—1.9%
Advanced Medical Optics, Inc. (b)	303,000	10,665,600
Biosite, Inc. (a)	194,812	9,516,566

		20,182,166

Health Care Providers & Services—0.4%
Express Scripts, Inc. (b)	44,800	3,207,680
Patterson Cos., Inc. (b)	35,200	1,249,952

		4,457,632

Health Care Technology—0.5%
IMS Health, Inc.	200,100	5,498,748

Hotels, Restaurants & Leisure—2.9%
Bally Technologies, Inc. (a)	410,000	7,658,800
International Game Technology	363,500	16,793,700
Shuffle Master, Inc. (a) (b)	267,692	7,013,530

		31,466,030

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—7.4%
Garmin, Ltd. (a)	129,000	$7,180,140
Harman International Industries, Inc.	618,295	61,773,854
Nintendo Co., Ltd.(JPY)	43,900	11,379,788

		80,333,782

Industrial Conglomerates—1.0%
McDermott International, Inc. (b)	219,850	11,181,571

Insurance—1.0%
AXIS Capital Holdings, Ltd.	86,418	2,883,769
Everest Re Group, Ltd.	79,058	7,756,380

		10,640,149

Internet Software & Services—0.9%
Arbinet-Thexchange, Inc. (a) (b)	184,442	1,012,586
Openwave Systems, Inc. (b)	917,503	8,468,553

		9,481,139

IT Services—5.0%
First Data Corp.	847,000	21,615,440
MoneyGram International, Inc.	339,450	10,645,152
The Western Union Co.	1,004,700	22,525,374

		54,785,966

Leisure Equipment & Products—0.0%
Aruze Corp. (JPY)	2,200	62,954

Life Sciences Tools & Services—0.1%
Millipore Corp. (b)	22,689	1,511,087

Machinery—3.5%
Deere & Co.	170,058	16,167,414
Flowserve Corp.	426,002	21,500,321

		37,667,735

Media—0.5%
The Walt Disney Co.	160,430	5,497,936

Metals & Mining—2.2%
Novelis, Inc.	343,162	9,557,062
Novelis, Inc.(CAD)	528,700	14,784,909

		24,341,971

Multiline Retail—1.0%
Federated Department Stores, Inc.	281,500	10,733,595

Oil, Gas & Consumable Fuels—2.9%
EXCO Resources, Inc. (b)	646,300	10,928,933
Goodrich Petroleum Corp. (a) (b)	157,412	5,695,166
Tesoro Corp.	122,500	8,056,825
Ultra Petroleum Corp. (b)	144,500	6,899,875

		31,580,799

Security Description	Shares	Value*

Pharmaceuticals—0.7%
Allergan, Inc.	67,200	$8,046,528

Road & Rail—2.3%
Hertz Global Holdings, Inc.	1,455,700	25,314,623

Semiconductors & Semiconductor Equipment—3.4%
Advanced Micro Devices, Inc. (b)	251,200	5,111,920
Altera Corp. (b)	329,518	6,484,914
Applied Micro Circuits Corp. (b)	904,792	3,221,060
Broadcom Corp. (Class A) (b)	383,233	12,382,258
Marvell Technology Group, Ltd. (b)	377,600	7,246,144
PMC-Sierra, Inc. (a) (b)	338,013	2,268,067

		36,714,363

Software—5.6%
Electronic Arts, Inc. (b)	631,000	31,777,160
NAVTEQ Corp. (b)	832,600	29,116,022

		60,893,182

Specialty Retail—2.0%
Asbury Automotive Group, Inc.	34,702	817,579
GameStop Corp. (Class A) (a) (b)	377,067	20,780,163

		21,597,742

Textiles, Apparel & Luxury Goods—0.5%
Phillips-Van Heusen Corp.	106,900	5,363,173

Wireless Telecommunication Services—2.1%
American Tower Corp. (Class A) (b)	607,200	22,636,416

Total Common Stock (Identified Cost $940,723,284)		1,041,581,742

Short Term Investments—4.6%
Security Description	Face Amount	Value*

Repurchase Agreement—4.6%
State Street Repurchase Agreement dated 12/29/06 at 1.700% to be repurchased at $49,569,361 on 01/02/07, collateralized by $50,920,000 U.S. Treasury Note 5.00% due 07/31/08 with a value of $51,047,300.	$49,560,000	49,560,000

Total Short Term Investments (Identified Cost $49,560,000)		49,560,000

Total Investments—100.3% (Identified Cost $990,283,284) (c)		1,091,141,742
Liabilities in excess of other assets		(3,165,843)

Total Net Assets—100%		$1,087,975,899

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Schedule of Investments as of December 31, 2006

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $128,029,571 and the collateral received consisted of cash in the amount of $133,158,127.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $994,139,366 and the composition of unrealized appreciation and depreciation of investment securities was $126,946,016 and $(29,943,640), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MYR)—	Malaysian Ringgit

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,091,141,742
Cash		767
Foreign cash at value		654,164
Collateral for securities loaned		133,158,127
Receivable for:
Securities sold		8,839,673
Fund shares sold		1,014,793
Accrued interest and dividends		491,765

Total Assets		1,235,301,031
Liabilities
Payable for:
Fund shares redeemed	$2,180,609
Securities purchased	11,122,036
Return of collateral for securities loaned	133,158,127
Accrued expenses:
Management fees	624,443
Service and distribution fees	19,202
Deferred directors’ fees	1,900
Other expenses	218,815

Total Liabilities		147,325,132

Net Assets		$1,087,975,899

Net assets consists of:
Capital paid in		$1,607,620,529
Undistributed net investment income		546,458
Accumulated net realized losses		(621,047,743)
Unrealized appreciation on investments and foreign currency		100,856,655

Net Assets		$1,087,975,899

Computation of offering price:
Class A
Net asset value and redemption price per share ($981,803,743 divided by 50,248,809 shares outstanding)		$19.54

Class B
Net asset value and redemption price per share ($67,333,542 divided by 3,523,184 shares outstanding)		$19.11

Class E
Net asset value and redemption price per share ($38,838,614 divided by 2,011,415 shares outstanding)		$19.31

Identified cost of investments		$990,283,284

Identified cost of foreign cash		$658,630

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$6,772,550	(a)
Interest		1,443,877	(b)

		8,216,427
Expenses
Management fees	$7,021,546
Service and distribution fees—Class B	144,990
Service and distribution fees—Class E	58,441
Directors’ fees and expenses	23,326
Custodian	306,937
Audit and tax services	27,529
Legal	19,453
Printing	381,215
Insurance	18,431
Miscellaneous	7,549

Total Expenses	8,009,417
Expense reductions	(284,894)	7,724,523

Net Investment Income		491,904

Realized and Unrealized Gain
Realized gain on:
Investments—net	91,943,712
Foreign currency transactions—net	436,646	92,380,358

Unrealized appreciation on:
Investments—net	21,470,830
Foreign currency transactions—net	2,744	21,473,574

Net gain		113,853,932

Net Increase in Net Assets From Operations		$114,345,836

(a)	Net of foreign taxes of $214,573.
(b)	Includes income on securities loaned of $574,773.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$491,904	$916,940
Net realized gain	92,380,358	110,597,538
Unrealized appreciation (depreciation)	21,473,574	(46,388,741)

Increase in net assets from operations	114,345,836	65,125,737

From Distributions to Shareholders
Net investment income
Class A	(51,396)	0

Total distributions	(51,396)	0

Decrease in net assets from capital share transactions	(36,812,835)	(94,926,891)

Total increase (decrease) in net assets	77,481,605	(29,801,154)

Net Assets
Beginning of the period	1,010,494,294	1,040,295,448

End of the period	$1,087,975,899	$1,010,494,294

Undistributed Net Investment Income (Loss)
End of the period	$546,458	$(45,803)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	7,337,683	$135,629,659	4,587,181	$74,350,783
Reinvestments	2,664	51,396	0	0
Redemptions	(10,008,666)	(182,453,421)	(10,612,982)	(172,375,638)

Net decrease	(2,668,319)	$(46,772,366)	(6,025,801)	$(98,024,855)

Class B
Sales	1,497,924	$26,935,996	1,076,411	$17,083,347
Redemptions	(758,959)	(13,536,422)	(584,699)	(9,352,144)

Net increase	738,965	$13,399,574	491,712	$7,731,203

Class E
Sales	324,263	$5,917,226	323,932	$5,210,689
Redemptions	(521,495)	(9,357,269)	(610,026)	(9,843,928)

Net decrease	(197,232)	$(3,440,043)	(286,094)	$(4,633,239)

Decrease derived from capital share transactions		$(36,812,835)		$(94,926,891)

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.47	$16.34	$14.01	$10.41	$14.66

Income From Investment Operations
Net investment income (loss)	0.01	0.02	0.08	(0.03)	(0.03)
Net realized and unrealized gain (loss) of investments	2.06	1.11	2.33	3.63	(4.22)

Total from investment operations	2.07	1.13	2.41	3.60	(4.25)

Less Distributions
Distributions from net investment income	0.00 (a)	0.00	(0.08)	0.00	0.00

Total distributions	0.00	0.00	(0.08)	0.00	0.00

Net Asset Value, End of Period	$19.54	$17.47	$16.34	$14.01	$10.41

Total Return (%)	11.9	6.9	17.2	34.6	(29.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.75	0.75	0.75	0.77	0.75
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.73	0.68	0.70	0.76	N/A
Ratio of net investment income (loss) to average net assets (%)	0.07	0.11	0.53	(0.24)	(0.27)
Portfolio turnover rate (%)	153	149	217	39	78
Net assets, end of period (000)	$981,804	$924,602	$963,074	$873,202	$681,221

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.13	$16.06	$13.79	$10.27	$14.50

Income From Investment Operations
Net investment income (loss)	(0.02)	(0.01)	0.09	(0.05)	(0.06)
Net realized and unrealized gain (loss) of investments	2.00	1.08	2.23	3.57	(4.17)

Total from investment operations	1.98	1.07	2.32	3.52	(4.23)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.05)	0.00	0.00

Total distributions	0.00	0.00	(0.05)	0.00	0.00

Net Asset Value, End of Period	$19.11	$17.13	$16.06	$13.79	$10.27

Total Return (%)	11.6	6.7	16.8	34.2	(29.2)
Ratio of operating expenses to average net assets before expense reductions (%)	1.00	1.00	1.00	1.02	1.00
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.98	0.93	0.95	1.01	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.18)	(0.13)	0.44	(0.48)	(0.52)
Portfolio turnover rate (%)	153	149	217	39	78
Net assets, end of period (000)	$67,334	$47,699	$36,819	$13,849	$9,037

(a)	Distributions for the period were less than $0.01.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.29	$16.19	$13.90	$10.33	$14.58

Income From Investment Operations
Net investment income (loss)	(0.02)	(0.01)	0.07	(0.03)	(0.01)
Net realized and unrealized gain (loss) of investments	2.04	1.11	2.28	3.60	(4.24)

Total from investment operations	2.02	1.10	2.35	3.57	(4.25)

Less Distributions
Distributions from net investment income	0.00	0.00	(0.06)	0.00	0.00

Total distributions	0.00	0.00	(0.06)	0.00	0.00

Net Asset Value, End of Period	$19.31	$17.29	$16.19	$13.90	$10.33

Total Return (%)	11.7	6.7	17.0	34.6	(29.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.90	0.90	0.90	0.92	0.90
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.88	0.83	0.85	0.91	N/A
Ratio of net investment income (loss) to average net assets (%)	(0.08)	(0.04)	0.55	(0.37)	(0.34)
Portfolio turnover rate (%)	153	149	217	39	78
Net assets, end of period (000)	$38,839	$38,193	$40,402	$12,991	$3,605

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Mid Cap Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the FI Mid Cap Opportunities Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-12

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included

MSF-13

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

MSF-14

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

As of December 31, 2006, the FI Mid Cap Opportunities Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Expiring 12/31/09	Total
$16,477,953	$376,464,857	$224,248,853	$617,191,663

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$51,396	$—	$—	$—	$—	$—	$51,396	$—

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards And Deferrals	Total
$1,334,397	$—	$97,000,573	$(617,191,663)	$(518,856,693)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the FI Mid Cap Opportunities Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,515,203,524	$0	$1,592,612,739

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
FI Mid Cap Opportunities	$7,021,546	0.750% 0.700% 0.650%	Of the first $100 million Of the next $400 million On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-15

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Research & Management Company is compensated to provide subadvisory services for the FI Mid Cap Opportunities Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006

MSF-16

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and FI Mid Cap Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the FI Mid Cap Opportunities Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FI Mid Cap Opportunities Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-18

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of FI Mid Cap Opportunities Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	53,419,673.412	2,269,776.441	1,879,582.674	57,569,032.527

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	53,837,143.132	1,909,800.613	1,822,088.782	57,569,032.527

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	53,536,903.780	2,222,681.852	1,809,446.895	57,569,032.527

4. To eliminate the Fundamental Investment Restrictions relating to Options.	53,452,218.565	2,322,047.299	1,794,766.663	57,569,032.527

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	53,631,355.517	2,146,483.982	1,791,193.028	57,569,032.527

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	54,008,448.451	1,808,271.874	1,752,312.202	57,569,032.527

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	53,987,722.550	1,694,134.303	1,887,175.674	57,569,032.527

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	54,083,622.196	1,742,097.132	1,743,313.199	57,569,032.527

9. To revise the Fundamental Investment Restrictions relating to Commodities.	53,822,980.259	1,894,063.363	1,851,988.905	57,569,032.527

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-23

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-24

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-25

Metropolitan Series Fund, Inc.

FI Mid Cap Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Fund, Inc. FI Value Leaders Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Managed by Fidelity Management & Research Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the FI Value Leaders Portfolio returned 11.9%, compared to its benchmark, the Russell 1000 Value Index1, which returned 22.3%. The average return of its peer group, the Lipper Variable Insurance Products Multi-Cap Value Funds Universe2, was 17.3% over the same period.

PORTFOLIO REVIEW

For the 12 months ending December 31, 2006, U.S. equities posted double-digit gains. Through its last tightening at mid year, the Federal Reserve Board had increased interest rates 17 times since mid-2004. The economy demonstrated resiliency and the corporate profit cycle remained positive during the period. Following sharp gains earlier in the period, energy prices moderated in the second half of the year. Meanwhile, the yield curve remained flat with two-year maturity Treasury bonds yielding slightly more than 10-year maturity bonds at period end. High-yield bonds outpaced investment grade issues. Value stocks outpaced growth stocks across all market capitalizations.

In this environment, FI Value Leaders Portfolio trailed its benchmark. The Energy, Industrials, Financials and Telecommunication Services sectors held back the Portfolio’s relative returns the most. In Energy, poor stock selection as well as being underweight the sector hurt the Portfolio. Overweight positions in refiners Sunoco, Inc., Tesoro Corp., and Valero Energy hurt. Also underweight positions in ExxonMobil and ConocoPhillips dragged on the Portfolio. In Industrials, stock selection as well as an overweighted position in the sector dragged on relative returns. Positions in large conglomerates such as General Electric, Honeywell International, and Tyco International did not pay off for the Portfolio. In Financials, poor stock selection detracted from relative return with AIG, Wells Fargo and Fannie Mae performing poorly compared to the benchmark. In Telecommunication Services, the Portfolio was hurt by a small underweight of the sector as well as stock picks with Qwest Communications and wireless related companies SprintNextel and Motorola being the key detractors.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2006

	FI Value Leaders Portfolio				Russell 1000 Value Index
	Class A	Class B	Class D	Class E
1 Year	11.9%	11.7%	N/A	11.8%	22.3%
5 Years	7.6	N/A	N/A	7.4	10.9
10 Years	7.9	N/A	N/A	N/A	11.0
Since Inception	—	13.6	3.7%	4.2	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class D and Class E shares are: 4/30/93, 7/30/02, 5/01/06, 5/01/01 respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets

AT&T, Inc.	4.6%
Exxon Mobil Corp.	4.5%
Bank of America Corp.	4.2%
JPMorgan Chase & Co.	3.3%
Merck & Co., Inc.	2.4%
Citigroup, Inc.	2.4%
Altria Group, Inc.	2.2%
Hewlett-Packard Co.	2.2%
Morgan Stanley	2.2%
Federal National Mortgage Association	2.1%

Top Sectors

% of Total Market Value
Financials	36.1%
Energy	13.9%
Consumer Discretionary	8.0%
Consumer Staples	7.4%
Health Care	7.4%
Industrials	7.0%
Utilities	6.3%
Telecomm	6.0%
Information Technology	3.7%
Materials	3.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
FI Value Leaders—Class A	Actual	0.72%	$1,000.00	$1,083.10	$3.78
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

FI Value Leaders—Class B	Actual	0.97%	$1,000.00	$1,081.70	$5.09
	Hypothetical	0.97%	$1,000.00	$1,020.26	$4.94

FI Value Leaders—Class D	Actual	0.82%	$1,000.00	$1,082.50	$4.30
	Hypothetical	0.82%	$1,000.00	$1,021.02	$4.18

FI Value Leaders—Class E	Actual	0.87%	$1,000.00	$1,082.30	$4.57
	Hypothetical	0.87%	$1,000.00	$1,020.77	$4.43

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—99.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
European Aeronautic Defense & Space Co. (EUR)	4,500	$154,834
General Dynamics Corp.	5,800	431,230
Goodrich Corp.	6,100	277,855
Hexcel Corp. (a)	26,700	464,847
Honeywell International, Inc.	93,800	4,243,512
L-3 Communications Holdings, Inc.	2,100	171,738
Raytheon Co.	244,400	12,904,320
Rockwell Collins, Inc.	3,300	208,857
United Technologies Corp.	3,400	212,568

		19,069,761

Air Freight & Logistics—0.0%
EGL, Inc.	2,400	71,472

Airlines—0.1%
ACE Aviation Holdings, Inc. (CAD) (b)	5,900	191,317
JetBlue Airways Corp. (a) (b)	6,200	88,040
Southwest Airlines Co.	13,800	211,416
UAL Corp. (a) (b)	2,700	118,800

		609,573

Auto Components—0.5%
Autoliv, Inc.	73,900	4,456,170
Tenneco, Inc.	3,300	81,576

		4,537,746

Automobiles—0.1%
General Motors Corp. (a)	10,400	319,488
Hyundai Motor Corp. (KRW)	1,290	93,682
Renault S.A. (EUR) (a)	400	48,006

		461,176

Beverages—0.7%
Diageo, Plc. (ADR)	2,200	174,482
Molson Coors Brewing Co.	79,100	6,046,404
The Coca-Cola Co.	11,900	574,175

		6,795,061

Biotechnology—0.2%
Alkermes, Inc. (b)	1,200	16,044
Alnylam Pharmaceuticals, Inc. (a)	10,600	226,840
Amgen, Inc. (b)	800	54,648
Biogen Idec, Inc. (b)	6,100	300,059
Cephalon, Inc. (a) (b)	15,600	1,098,396

		1,695,987

Building Products—0.1%
Masco Corp.	20,000	597,400

Capital Markets—5.5%
Ameriprise Financial, Inc.	150,700	8,213,150
Investors Financial Services Corp. (a)	3,000	128,010
Lehman Brothers Holdings, Inc.	6,000	468,720
Merrill Lynch & Co., Inc.	152,151	14,165,258

Security Description	Shares	Value*

Capital Markets—(Continued)
Morgan Stanley	258,000	$21,008,940
Nomura Holdings, Inc. (JPY) (a)	21,500	406,727
Nuveen Investments, Inc. (Class A)	900	46,692
State Street Corp.	8,800	593,472
The Bear Stearns Co., Inc.	45,550	7,414,629
The Charles Schwab Corp.	12,900	249,486
TradeStation Group, Inc.	8,400	115,500
UBS AG	6,800	410,244

		53,220,828

Chemicals—1.0%
Ashland, Inc.	52,900	3,659,622
Chemtura Corp.	9,200	88,596
Cytec Industries, Inc.	4,000	226,040
E. I. du Pont de Nemours & Co.	6,600	321,486
Ecolab, Inc.	11,400	515,280
FMC Corp. (b)	54,702	4,187,438
Georgia Gulf Corp.	2,600	50,206
Lyondell Chemical Co.	7,000	178,990
NOVA Chemicals Corp. (Toronto) (CAD)	6,700	186,846
Praxair, Inc.	8,900	528,037
Rohm & Haas Co.	3,300	168,696

		10,111,237

Commercial Banks—3.9%
Bank of China, Ltd. (HKD)	84,000	46,254
Kookmin Bank	3,500	282,240
Mizuho Financial Group, Inc. (JPY)	28	200,246
PNC Financial Services Group, Inc.	110,300	8,166,612
Standard Chartered (GBP)	4,700	136,652
SunTrust Banks, Inc.	110,600	9,340,170
UCBH Holdings, Inc. (a)	8,400	147,504
Wachovia Corp.	140,116	7,979,606
Wells Fargo & Co.	315,400	11,215,624

		37,514,908

Commercial Services & Supplies—0.8%
Allied Waste Industries, Inc. (b)	5,200	63,908
Cintas Corp.	2,900	115,159
Robert Half International, Inc.	6,100	226,432
The Brinks Co.	6,200	396,304
Waste Management, Inc.	196,500	7,225,305

		8,027,108

Communications Equipment—1.3%
Alcatel S.A.	28,531	405,711
Comverse Technology, Inc. (b)	3,400	71,774
Dycom Industries, Inc. (b)	7,000	147,840
MasTec, Inc. (a) (b)	10,000	115,400
Motorola, Inc.	539,200	11,085,952
Nokia Corp. (ADR)	19,300	392,176
Nortel Networks Corp. (CAD)	9,210	247,201

		12,466,054

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Computers & Peripherals—2.3%
Dell, Inc. (b)	14,200	$356,278
Hewlett-Packard Co.	525,500	21,645,345
Imation Corp.	5,000	232,150
Seagate Technology (b)	11,400	302,100

		22,535,873

Construction & Engineering—0.7%
Jacobs Engineering Group, Inc. (b)	3,800	309,852
Washington Group International, Inc. (b)	111,000	6,636,690

		6,946,542

Consumer Finance—0.0%
Capital One Financial Corp.	4,200	322,644

Containers & Packaging—0.1%
Ball Corp.	2,500	109,000
Owens-Illinois, Inc. (b)	8,000	147,600
Packaging Corp. of America	6,600	145,860
Smurfit-Stone Container Corp. (b)	25,800	272,448

		674,908

Distributors—0.0%
WESCO International, Inc.	400	23,524

Diversified Consumer Services—0.0%
Apollo Group, Inc. (Class A) (b)	3,500	136,395
Service Corp. International	17,100	175,275

		311,670

Diversified Financial Services—10.0%
Bank of America Corp.	771,604	41,195,938
Citigroup, Inc.	420,166	23,403,246
IntercontinentalExchange, Inc. (b)	200	21,580
JPMorgan Chase & Co.	664,428	32,091,872

		96,712,636

Diversified Telecommunication Services—5.8%
AT&T, Inc.	1,261,200	45,087,900
Covad Communications Group, Inc. (a)	44,600	61,548
Qwest Communications International, Inc. (a) (b)	1,346,000	11,266,020
Telus Corp. (CAD)	4,700	215,844

		56,631,312

Electric Utilities—1.2%
Edison International	254,900	11,592,852
PPL Corp.	11,700	419,328

		12,012,180

Electrical Equipment—0.0%
ABB, Ltd. (ADR)	16,900	303,862

Electronic Equipment & Instruments—0.1%
Agilent Technologies, Inc. (b)	10,100	351,985
Jabil Circuit, Inc.	4,500	110,475

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)
Molex, Inc.	5,900	$186,617
Symbol Technologies, Inc.	34,500	515,430
Vishay Intertechnology, Inc. (b)	13,200	178,728

		1,343,235

Energy Equipment & Services—0.8%
FMC Technologies, Inc. (b)	7,800	480,714
GlobalSantaFe Corp.	6,100	358,558
Halliburton Co.	30,300	940,815
National-Oilwell Varco, Inc. (b)	16,000	978,880
Pride International, Inc. (b)	11,800	354,118
Schlumberger, Ltd.	9,300	587,388
SEACOR Holdings, Inc. (b)	32,300	3,202,222
Smith International, Inc. (b)	14,300	587,301

		7,489,996

Food & Staples Retailing—2.0%
BJ’s Wholesale Club, Inc. (b)	73,100	2,274,141
Carrefour S.A. (EUR) (a)	1,600	96,971
CVS Corp.	10,100	312,191
Safeway, Inc. (b)	122,600	4,237,056
The Kroger Co. (b)	524,100	12,090,987
Wal-Mart Stores, Inc.	8,400	387,912

		19,399,258

Food Products—1.0%
General Mills, Inc.	158,400	9,123,840
McCormick & Co., Inc.	7,800	300,768
Nestle S.A. (CHF)	622	220,373
Tyson Foods, Inc. (Class A) (a)	7,000	115,150

		9,760,131

Health Care Equipment & Supplies—0.2%
Baxter International, Inc.	32,000	1,484,480
C.R. Bard, Inc.	2,900	240,613
Illumina, Inc.	2,900	113,999
Inverness Medical Innovations, Inc. (b)	5,800	224,460
The Cooper Cos., Inc.	1,000	44,500
Varian Medical Systems, Inc. (b)	2,300	109,411

		2,217,463

Health Care Providers & Services—2.5%
Aetna, Inc.	160,800	6,943,344
Brookdale Senior Living, Inc. (a) (b)	2,600	124,800
Caremark Rx, Inc.	136,500	7,795,515
Chemed Corp.	2,700	99,846
McKesson Corp. (b)	180,100	9,131,070

		24,094,575

Health Care Technology—0.0%
Emdeon Corp. (a) (b)	9,200	113,988
IMS Health, Inc.	3,300	90,684
WebMD Health Corp. (b)	1,500	60,030

		264,702

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—0.5%
Domino’s Pizza, Inc.	500	$14,000
Gaylord Entertainment Co.	4,700	239,371
McDonald’s Corp.	15,100	669,383
Yum! Brands, Inc.	73,400	4,315,920

		5,238,674

Household Durables—0.1%
Sony Corp. (ADR)	13,400	573,922

Household Products—1.3%
Colgate-Palmolive Co.	23,200	1,513,568
Energizer Holdings, Inc. (b)	61,300	4,351,687
The Procter & Gamble Co.	110,400	7,095,408

		12,960,663

Independent Power Producers & Energy Traders—3.4%
Constellation Energy Group, Inc.	51,800	3,567,466
Mirant Corp. (b)	1,805	56,984
NRG Energy, Inc. (b)	138,600	7,762,986
The AES Corp. (b)	550,400	12,130,816
TXU Corp.	176,500	9,568,065

		33,086,317

Industrial Conglomerates—1.0%
General Electric Co.	226,600	8,431,786
Smiths Group, Plc. (GBP)	13,700	265,574
Textron, Inc.	3,400	318,818
Tyco International, Ltd.	27,000	820,800

		9,836,978

Insurance—10.3%
ACE, Ltd.	138,900	8,413,173
Allied World Assurance Holdings, Ltd. (b)	600	26,178
AMBAC Financial Group, Inc.	103,900	9,254,373
American International Group, Inc.	46,800	3,353,688
Aspen Insurance Holdings, Ltd.	66,900	1,763,484
Fidelity National Financial, Inc.	76,315	1,822,402
Genworth Financial, Inc. (Class A)	343,500	11,751,135
HCC Insurance Holdings, Inc.	182,500	5,856,425
Hilb, Rogal & Hamilton Co.	3,800	160,056
Lincoln National Corp.	66,800	4,435,520
MBIA, Inc.	79,500	5,808,270
Münchener Rückversicherungs-Gesellschaft AG (EUR)	1,500	257,702
PartnerRe, Ltd.	11,500	816,845
Platinum Underwriters Holdings, Ltd.	8,200	253,708
Prudential Financial, Inc.	119,100	10,225,926
Scottish Re Group, Ltd. (a)	6,600	35,244
Swiss Reinsurance Co. (CHF)	2,450	207,383
The Chubb Corp.	290,400	15,365,064
The Hartford Financial Services Group, Inc.	138,250	12,900,108
The Navigators Group, Inc. (b)	1,300	62,634
W.R. Berkley Corp.	180,375	6,224,741
XL Capital, Ltd. (Class A)	5,400	388,908

		99,382,967

Security Description	Shares	Value*

Internet & Catalog Retail—0.0%
Coldwater Creek, Inc. (a) (b)	9,300	$228,036

Internet Software & Services—0.1%
eBay, Inc. (b)	4,100	123,287
Expedia, Inc. (b)	3,300	69,234
Google, Inc. (Class A) (b)	1,400	644,672

		837,193

IT Services—0.1%
First Data Corp.	7,000	178,640
Infosys Technologies Ltd. (ADR) (a)	5,200	283,712
Mastercard, Inc. (a)	2,300	226,527
Paychex, Inc.	4,100	162,114
Satyam Computer Services Ltd. (a)	2,600	62,426
The Western Union Co.	7,000	156,940

		1,070,359

Leisure Equipment & Products—0.1%
Eastman Kodak Co. (a)	40,200	1,037,160

Life Sciences Tools & Services—0.2%
Dionex Corp. (b)	3,000	170,130
PerkinElmer, Inc.	5,600	124,488
Thermo Fisher Scientific, Inc. (b)	17,800	806,162
Varian, Inc. (b)	5,800	259,782
Waters Corp. (b)	12,800	626,816

		1,987,378

Machinery—2.5%
AGCO Corp. (b)	58,000	1,794,520
Atlas Copco AB (Series A) (SEK)	2,100	70,295
Deere & Co.	100,900	9,592,563
Flowserve Corp.	1,800	90,846
Joy Global, Inc.	127,800	6,177,852
Terex Corp. (b)	99,300	6,412,794

		24,138,870

Media—2.1%
CBS Corp. (Class B)	5,000	155,900
Clear Channel Communications, Inc.	9,300	330,522
Clear Channel Outdoor Holdings, Inc. (b)	3,500	97,685
Comcast Corp. (Class A)	15,700	664,581
Lamar Advertising Co. (Class A)	2,100	137,319
News Corp. (Class A)	21,100	453,228
Omnicom Group, Inc.	42,600	4,453,404
The Walt Disney Co.	28,600	980,122
Time Warner, Inc.	576,900	12,564,882
Univision Communications, Inc. (Class A) (b)	7,600	269,192
Viacom, Inc. (Class B) (b)	3,700	151,811

		20,258,646

Metals & Mining—2.7%
Alcoa, Inc.	13,600	408,136
Allegheny Technologies, Inc.	2,200	199,496
Commercial Metals Co.	196,300	5,064,540

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—(Continued)
Mittal Steel Co. N.V.	9,400	$396,492
Newmont Mining Corp.	17,600	794,640
Nucor Corp.	124,100	6,783,306
Oregon Steel Mills, Inc. (a)	7,000	436,870
United States Steel Corp.	166,800	12,199,752

		26,283,232

Multi-Utilities—1.3%
CenterPoint Energy, Inc. (a)	219,000	3,631,020
CMS Energy Corp. (b)	24,700	412,490
Sempra Energy	95,100	5,329,404
Wisconsin Energy Corp.	59,800	2,838,108

		12,211,022

Multiline Retail—2.1%
99 Cents Only Stores (a) (b)	8,800	107,096
Family Dollar Stores, Inc.	7,200	211,176
Federated Department Stores, Inc.	318,600	12,148,218
J.C. Penney Co., Inc.	93,600	7,240,896
Kohl’s Corp. (b)	7,200	492,696
Lotte Shopping Co. (b)	7,500	152,250
Nordstrom, Inc.	600	29,604
Saks, Inc. (a) (b)	8,800	156,816

		20,538,752

Office Electronics—0.0%
Zebra Technologies Corp. (Class A) (b)	2,800	97,412

Oil, Gas & Consumable Fuels—12.8%
Anadarko Petroleum Corp.	8,300	361,216
Chevron Corp.	13,500	992,655
Consol Energy, Inc. (b)	5,700	183,141
Devon Energy Corp.	145,200	9,740,016
El Paso Corp.	26,900	411,032
EOG Resources, Inc.	3,800	237,310
Exxon Mobil Corp.	568,990	43,601,704
Frontier Oil Corp.	119,867	3,444,977
Hess Corp.	3,600	178,452
Hugoton Royalty Trust (a)	500	12,300
Marathon Oil Corp.	140,800	13,024,000
Massey Energy Co.	6,000	139,380
Occidental Petroleum Corp.	311,300	15,200,779
OMI Corp. (a)	6,300	133,371
Quicksilver Resources, Inc. (a) (b)	15,500	567,145
Sunoco, Inc.	185,200	11,549,072
Tesoro Corp.	178,300	11,726,791
Ultra Petroleum Corp. (b)	2,700	128,925
Valero Energy Corp.	239,300	12,242,588
XTO Energy, Inc.	5,400	254,070

		124,128,924

Personal Products—0.0%
Alberto-Culver Co.	2,300	49,335

Security Description	Shares	Value*

Pharmaceuticals—4.8%
Allergan, Inc.	800	$95,792
Bristol-Myers Squibb Co.	21,500	565,880
Endo Pharmaceuticals Holdings, Inc. (b)	80,150	2,210,537
Johnson & Johnson	7,900	521,558
Merck & Co., Inc.	542,200	23,639,920
Pfizer, Inc.	694,800	17,995,320
Schering-Plough Corp.	33,200	784,848
Wyeth	9,600	488,832

		46,302,687

Real Estate Investment Trusts—1.0%
Annaly Capital Management, Inc.	7,300	101,543
Equity Lifestyle Properties, Inc.	2,600	141,518
Equity Office Properties Trust	6,000	289,020
Equity Residential	167,400	8,495,550
General Growth Properties, Inc.	6,100	318,603

		9,346,234

Road & Rail—0.8%
Norfolk Southern Corp.	88,100	4,430,549
YRC Worldwide, Inc. (a)	83,800	3,161,774

		7,592,323

Semiconductors & Semiconductor Equipment—0.1%
Applied Materials, Inc.	7,300	134,685
Intel Corp.	9,000	182,250
Micron Technology, Inc. (b)	10,200	142,392
Samsung Electronics Co., Ltd. (KRW)	300	196,478
Teradyne, Inc. (b)	6,200	92,752
Verigy, Ltd.	1,236	21,939

		770,496

Software—0.1%
BEA Systems, Inc. (b)	13,600	171,088
Electronic Arts, Inc. (b)	2,200	110,792
NAVTEQ Corp. (b)	2,700	94,419
Symantec Corp. (b)	29,200	608,820

		985,119

Specialty Retail—2.9%
AnnTaylor Stores Corp. (b)	171,200	5,622,208
Best Buy Co., Inc.	117,700	5,789,663
Casual Male Retail Group, Inc. (a)	6,300	82,215
Circuit City Stores, Inc.	5,500	104,390
Eddie Bauer Holdings, Inc. (b)	2,800	25,368
OfficeMax, Inc.	187,900	9,329,235
Sally Beauty Holdings, Inc.	2,300	17,940
Staples, Inc.	11,000	293,700
The Gymboree Corp. (b)	4,600	175,536
The Home Depot, Inc.	167,850	6,740,856
TJX Cos., Inc.	6,100	173,972

		28,355,083

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—0.0%
Deckers Outdoor Corp. (a)	3,700	$221,815
VF Corp.	1,500	123,120

		344,935

Thrifts & Mortgage Finance—4.1%
Countrywide Financial Corp.	183,878	7,805,621
Doral Financial Corp. (a)	19,500	55,965
Federal Home Loan Mortgage Corp.	5,900	400,610
Federal National Mortgage Association	347,500	20,638,025
Hudson City Bancorp, Inc.	240,826	3,342,665
Radian Group, Inc.	134,772	7,265,559

		39,508,445

Tobacco—2.2%
Altria Group, Inc.	253,000	21,712,460

Trading Companies & Distributors—0.0%
Interline Brands, Inc. (b)	6,600	148,302

Transportation Infrastructure—0.0%
Grupo Aeroportuario del Pacifico S.A. de C.V. (ADR) (b)	3,500	137,165

Wireless Telecommunication Services—0.1%
American Tower Corp. (Class A) (b)	14,000	521,920
Leap Wireless International, Inc. (b)	900	53,523

		575,443

Total Common Stock (Identified Cost $907,850,042)		965,947,354

Total Investments—99.6% (Identified Cost $907,850,042) (c)		965,947,354
Other assets less liabilities		3,717,639

Total Net Assets—100%		$969,664,993

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $ 12,192,857 and the collateral received consisted of cash in the amount of $ 12,634,490.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $912,282,103 and the composition of unrealized appreciation and depreciation of investment securities was $70,341,246 and $(16,675,995), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(SEK)—	Swedish Krona

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$965,947,354
Foreign cash at value		100,932
Collateral for securities loaned		12,634,490
Receivable for:
Securities sold		5,230,363
Fund shares sold		434,532
Accrued interest and dividends		1,480,466
Foreign taxes		24,036

Total Assets		985,852,173
Liabilities
Payable for:
Fund shares redeemed	$1,432,137
Withholding taxes	328
Return of collateral for securities loaned	12,634,490
Due to custodian bank	1,260,573
Accrued expenses:
Management fees	527,466
Service and distribution fees	50,912
Deferred directors’ fees	23,783
Other expenses	257,491

Total Liabilities		16,187,180

Net Assets		$969,664,993

Net assets consists of:
Capital paid in		$822,044,562
Undistributed net investment income		8,320,521
Accumulated net realized gains		81,197,881
Unrealized appreciation on investments and foreign currency		58,102,029

Net Assets		$969,664,993

Computation of offering price:
Class A
Net asset value and redemption price per share ($504,488,727 divided by 2,421,190 shares outstanding)		$208.36

Class B
Net asset value and redemption price per share ($66,879,213 divided by 322,186 shares outstanding)		$207.58

Class D
Net asset value and redemption price per share ($337,462,187 divided by 1,622,826 shares outstanding)		$207.95

Class E
Net asset value and redemption price per share ($60,834,866 divided by 292,913 shares outstanding)		$207.69

Identified cost of investments		$907,850,042

Identified cost of foreign cash		$96,946

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$16,396,664	(a)
Interest		192,322	(b)

		16,588,986
Expenses
Management fees	$5,472,895
Service and distribution fees—Class B	120,379
Service and distribution fees—Class D	233,283
Service and distribution fees—Class E	86,392
Directors’ fees and expenses	25,668
Custodian	234,323
Audit and tax services	37,973
Legal	39,034
Printing	355,502
Insurance	13,885
Miscellaneous	5,039

Total expenses	6,624,373
Expense reductions	(100,224)	6,524,149

Net Investment Income		10,064,837

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net	110,829,439
Foreign currency transactions—net	69,031	110,898,470

Unrealized appreciation (depreciation) on:
Investments—net	(39,522,527)
Foreign currency transactions—net	731	(39,521,796)

Net gain		71,396,674

Net Increase in Net Assets From Operations		$81,441,511

(a)	Net of foreign taxes of $58,507.
(b)	Includes income on securities loaned of $84,737.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$10,064,837	$5,311,639
Net realized gain	110,898,470	61,709,664
Unrealized depreciation	(39,521,796)	(7,766,702)

Increase in net assets from operations	81,441,511	59,254,601

From Distributions to Shareholders
Net investment income
Class A	(5,909,431)	(6,047,937)
Class B	(334,265)	(120,604)
Class E	(526,931)	(413,560)

	(6,770,627)	(6,582,101)

Net realized gain
Class A	(13,648,284)	0
Class B	(1,065,905)	0
Class E	(1,464,953)	0

	(16,179,142)	0

Total distributions	(22,949,769)	(6,582,101)

Increase (decrease) in net assets from capital share transactions	303,448,386	(33,772,938)

Total increase in net assets	361,940,128	18,899,562

Net Assets
Beginning of the period	607,724,865	588,825,303

End of the period	$969,664,993	$607,724,865

Undistributed Net Investment Income
End of the period	$8,320,521	$5,269,677

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	152,490	$30,299,248	181,830	$32,996,068
Reinvestments	97,980	19,557,715	35,587	6,047,937
Redemptions	(593,592)	(117,892,650)	(581,749)	(104,361,516)

Net decrease	(343,122)	$(68,035,687)	(364,332)	$(65,317,511)

Class B
Sales	219,335	$43,372,515	132,163	$23,756,181
Reinvestments	7,029	1,400,170	711	120,604
Redemptions	(45,346)	(8,961,298)	(21,899)	(3,949,132)

Net increase	181,018	$35,811,387	110,975	$19,927,653

Class D*
Sales	183,771	$36,605,906	0	$0
Shares issued through acquisition	1,873,171	375,664,416	0	0
Redemptions	(434,116)	(86,477,360)	0	0

Net increase	1,622,826	$325,792,962	0	$0

Class E
Sales	145,593	$28,869,970	133,411	$23,750,185
Reinvestments	10,001	1,991,884	2,439	413,560
Redemptions	(106,207)	(20,982,130)	(69,624)	(12,546,825)

Net increase	49,387	$9,879,724	66,226	$11,616,920

Increase (decrease) derived from capital share transactions		$303,448,386		$(33,772,938)

*	Commencement of operations was May 2,2006 for Class D.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$193.08	$176.54	$157.24	$124.89	$156.51

Income From Investment Operations
Net investment income	2.58	1.92	2.21	2.13	1.53
Net realized and unrealized gain (loss) of investments	20.14	16.67	19.15	31.23	(31.88)

Total from investment operations	22.72	18.59	21.36	33.36	(30.35)

Less Distributions
Distributions from net investment income	(2.25)	(2.05)	(2.06)	(1.01)	(1.27)
Distributions from net realized capital gains	(5.19)	0.00	0.00	0.00	0.00

Total distributions	(7.44)	(2.05)	(2.06)	(1.01)	(1.27)

Net Asset Value, End of Period	$208.36	$193.08	$176.54	$157.24	$124.89

Total Return (%)	11.9	10.7	13.7	26.9	(19.5)
Ratio of operating expenses to average net assets before expense reductions (%)	0.72	0.73	0.74	0.74	0.72
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.71	0.69	0.72	N/A	0.71
Ratio of net investment income to average net assets (%)	1.18	0.92	1.23	1.49	1.30
Portfolio turnover rate (%)	213	94	161	53	142
Net assets, end of period (000)	$504,489	$533,729	$552,323	$563,979	$491,124

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$192.26	$175.91	$156.72	$124.47	$125.90

Income From Investment Operations
Net investment income	2.10	1.26	1.88	1.22	0.18
Net realized and unrealized gain (loss) of investments	20.04	16.86	19.12	31.95	(1.61)

Total from investment operations	22.14	18.12	21.00	33.17	(1.43)

Less Distributions
Distributions from net investment income	(1.63)	(1.77)	(1.81)	(0.92)	0.00
Distributions from net realized capital gains	(5.19)	0.00	0.00	0.00	0.00

Total distributions	(6.82)	(1.77)	(1.81)	(0.92)	0.00

Net Asset Value, End of Period	$207.58	$192.26	$175.91	$156.72	$124.47

Total Return (%)	11.7	10.4	13.5	26.9	(1.1	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.97	0.98	0.99	0.99	0.97	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.96	0.94	0.97	N/A	0.96	(c)
Ratio of net investment income to average net assets (%)	1.00	0.70	1.41	1.15	1.36	(c)
Portfolio turnover rate (%)	213	94	161	53	142
Net assets, end of period (000)	$66,879	$27,141	$5,311	$128	$6

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Financial Highlights

	Class D
	Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$200.55

Income From Investment Operations
Net investment income	1.80
Net realized and unrealized gain on investments	5.60

Total from investment operations	7.40

Net Asset Value, End of Period	$207.95

Total Return (%)	3.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.82	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.81	(c)
Ratio of net investment income to average net assets (%)	1.25	(c)
Portfolio turnover rate (%)	213
Net assets, end of period (000)	$337,462

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$192.40	$175.93	$156.83	$124.66	$156.28

Income From Investment Operations
Net investment income	2.17	1.29	1.58	1.41	1.35
Net realized and unrealized gain (loss) of investments	20.18	16.98	19.48	31.68	(31.80)

Total from investment operations	22.35	18.27	21.06	33.09	(30.45)

Less Distributions
Distributions from net investment income	(1.87)	(1.80)	(1.96)	(0.92)	(1.17)
Distributions from net realized capital gains	(5.19)	0.00	0.00	0.00	0.00

Total distributions	(7.06)	(1.80)	(1.96)	(0.92)	(1.17)

Net Asset Value, End of Period	$207.69	$192.40	$175.93	$156.83	$124.66

Total Return (%)	11.8	10.5	13.6	26.7	(19.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.87	0.88	0.89	0.89	0.87
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.86	0.84	0.87	N/A	0.86
Ratio of net investment income to average net assets (%)	1.05	0.78	1.12	1.31	1.15
Portfolio turnover rate (%)	213	94	161	53	142
Net assets, end of period (000)	$60,835	$46,855	$31,192	$18,891	$5,619

(a)	Commencement of operations was May 1, 2006 for Class D.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The FI Value Leaders Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the FI Value Leaders Portfolio are named Class A, Class B, Class D and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class D and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-14

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-15

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the FI Value Leaders Portfolio had no capital loss carryovers.

MSF-16

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$6,770,627	$6,582,101	$16,179,142	$—	$—	$—	$22,949,769	$6,582,101

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$41,497,757	$52,477,601	$53,669,968	$—	$147,645,326

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the FI Value Leaders Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,746,729,579	$0	$1,832,419,492

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
FI Value Leaders	$5,472,895	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Fidelity Research & Management Company is compensated to provide subadvisory services for the FI Value Leaders Portfolio.

MSF-17

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, D and E shares. Under the Distribution Plans, the Class B, D and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B, D and E shares. The fees under the Distribution Plans for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares, 0.10% per year for Class D shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, the Portfolio acquired all of the assets of the Equity Income Portfolio (“TST Equity Income”), a series of the Traveler Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 1,873,171 Class D shares of the Portfolio (valued at $375.7 million) in exchange for 22,734,712 shares of TST Equity Income (valued at $375.7 million).

The aggregate net assets of the Portfolio and TST Equity Income immediately before the acquisition were $649,755,952 and $375,664,416, respectively. The aggregate net assets immediately after the acquisition were $1,025,420,368, which includes $29,953,123 of acquired net unrealized appreciation on investments. The total cost of acquired securities was $344,646,005.

MSF-18

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and FI Value Leaders Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the FI Value Leaders Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FI Value Leaders Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-20

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-24

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-25

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-26

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-27

Metropolitan Series Fund, Inc.

FI Value Leaders Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

Metropolitan Series Fund, Inc. Franklin Templeton Small Cap Growth Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Franklin Templeton Portfolio returned 10.0%, compared to its benchmark, the Russell 2000 Growth Index,1 which returned 13.4%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe,2 was 11.1% over the same period.

PORTFOLIO REVIEW

The domestic equity market posted strong gains during calendar year 2006, with the Russell 3000 Index3 delivering a 15.7% total return. The market advanced in the first quarter of 2006, but contracted in the second quarter, mainly due to rising oil prices and the slumping housing market. Much of the gain was posted in the second half of the year as inflationary pressures began to wane, oil prices fell, and companies continued to announce healthy profits. Large-cap stocks lagged small caps during the period, while value stocks significantly outperformed their growth counterparts across the capitalization spectrum.

Health services sector stocks were the most significant contributors to Portfolio performance relative to the benchmark Russell 2000 Growth Index for the year. In particular, the Portfolio benefited from its investments in Allscripts Healthcare Solutions, PAREXEL International, TriZetto Group, and Psychiatric Solutions.

Several of the Portfolio’s producer manufacturing sector holdings also contributed to performance with heavy equipment manufacturer Manitowoc leading results. Other producer manufacturing companies that helped relative performance included industrial machinery company Flowserve (not part of the index) and titanium producer and manufacturer RTI International Metals.

In addition, the Portfolio benefited from its investments in the consumer services sector, several of which were not index components, such as luxury hotel operators Orient Express Hotels and Four Seasons Hotels and gaming and casinos company Penn National Gaming.

Unfortunately, not every stock in the Portfolio performed well during the year and the Portfolio had some detractors. Within the technology services sector, investment in Internet software and services company Marchex and data processing services provider Euronet Worldwide hindered relative results. Retail trade sector holdings Christopher & Banks, Cost Plus, and Hot Topic also detracted from the relative performance, as did finance sector company Doral Financial.

Our sector and industry weightings changed incrementally throughout the period, and in line with our investment strategy, we invested in those companies we believed provided the best trade-off between growth opportunity, business and financial risk, and valuation.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Russell 3000® Index Measures the performance of the Russell 3000 Index. The index represents approximately 99% of the U.S. Equity Market. As of the latest reconstitution, the average market capitalization was approximately $3.8 billion; the median market capitalization was approximately $612 million. The index had a total market capitalization range of approximately $368.5 billion to $67.3 million. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of December 31, 2006

	Franklin Templeton Small Cap Growth Portfolio			Russell 2000 Growth Index
	Class A	Class B	Class E
1 Year	10.0%	9.7%	9.9%	13.4%
5 Years	6.1	5.8	5.9	6.9
Since Inception	3.1	2.9	3.0	5.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A, Class B and Class E shares is 5/1/01. Index since inception return is based on the Portfolio inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Varian Semiconductor Equipment Associates, Inc.	2.4%
ViaSat, Inc.	2.0%
Penn National Gaming, Inc.	1.7%
Power Integrations, Inc.	1.6%
FLIR Systems, Inc.	1.6%
Orient-Express Hotels, Ltd. (Class A)	1.5%
RTI International Metals, Inc.	1.4%
Sapient Corp.	1.4%
Trimble Navigation, Ltd.	1.4%
Silicon Laboratories, Inc.	1.4%

Top Sectors

% of Equity Market Value
Information Technology	36.1%
Health Care	17.4%
Consumer Discretionary	13.4%
Financials	11.9%
Industrials	9.6%
Energy	6.4%
Materials	4.6%
Utilities	0.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Franklin Templeton Small Cap Growth—Class A	Actual	1.05%	$1,000.00	$1,043.90	$5.41
	Hypothetical	1.05%	$1,000.00	$1,019.85	$5.35

Franklin Templeton Small Cap Growth—Class B	Actual	1.30%	$1,000.00	$1,042.50	$6.69
	Hypothetical	1.30%	$1,000.00	$1,018.57	$6.61

Franklin Templeton Small Cap Growth—Class E	Actual	1.20%	$1,000.00	$1,043.20	$6.18
	Hypothetical	1.20%	$1,000.00	$1,019.08	$6.11

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—95.4% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.0%
Argon, Inc. (a)	62,675	$1,350,020

Air Freight & Logistics—0.6%
Forward Air Corp.	29,300	847,649

Airlines—1.5%
JetBlue Airways Corp. (a)	84,000	1,192,800
Republic Airways Holdings, Inc. (a)	52,200	875,916

		2,068,716

Auto Components—1.6%
Drew Industries, Inc. (a)	49,000	1,274,490
Tenneco, Inc.	39,400	973,968

		2,248,458

Biotechnology—2.6%
Digene Corp. (a)	18,700	896,104
Keryx Biopharmaceuticals, Inc. (a)	61,600	819,280
Myriad Genetics, Inc. (a)	56,100	1,755,930
Panacos Pharmaceuticals, Inc. (a)	30,200	121,102

		3,592,416

Capital Markets—2.1%
Ares Capital Corp.	38,538	736,461
GFI Group, Inc. (a)	17,600	1,095,776
optionsXpress Holdings, Inc.	46,500	1,055,085

		2,887,322

Chemicals—2.3%
Cabot Corp.	20,100	875,757
FMC Corp.	18,600	1,423,830
Minerals Technologies, Inc.	15,600	917,124

		3,216,711

Commercial Banks—3.4%
East West Bancorp, Inc.	21,600	765,072
First State Bancorp	22,818	564,745
Signature Bank (a)	25,500	789,990
UCBH Holdings, Inc.	56,900	999,164
UMB Financial Corp.	10,500	383,355
Whitney Holdings Corp.	38,000	1,239,560

		4,741,886

Commercial Services & Supplies – 1.5%
CoStar Group, Inc.	14,800	792,688
Huron Consulting Group, Inc. (a)	9,700	439,798
LECG Corp. (a)	50,700	936,936

		2,169,422

Communications Equipment—5.1%
Arris Group, Inc. (a)	107,300	1,342,323
F5 Networks, Inc. (a)	10,100	749,521
Ixia (a)	162,100	1,556,160
Netgear, Inc. (a) (a)	29,900	784,875
ViaSat, Inc. (a)	94,000	2,802,140

		7,235,019

Security Description	Shares	Value*

Computers & Peripherals—2.0%
Rackable Systems, Inc. (a)	57,500	$1,780,775
Xyratex, Ltd. (a)	45,700	986,206

		2,766,981

Construction Materials—0.6%
Headwaters, Inc. (a)	38,100	912,876

Diversified Consumer Services—1.2%
Jackson Hewitt Tax Service, Inc.	30,500	1,036,085
Strayer Education, Inc.	6,500	689,325

		1,725,410

Diversified Financial Services—1.8%
Financial Federal Corp.	23,900	702,899
Kohlberg Capital Corp.	62,700	1,084,710
NewStar Financial, Inc.	40,600	749,070

		2,536,679

Electric Utilities—0.6%
ITC Holdings Corp.	19,800	790,020

Electronic Equipment & Instruments—4.9%
FLIR Systems, Inc. (a)	70,000	2,228,100
National Instruments Corp.	46,100	1,255,764
Tektronix, Inc.	51,200	1,493,504
Trimble Navigation, Ltd. (a)	38,450	1,950,568

		6,927,936

Energy Equipment & Services—2.3%
FMC Technologies, Inc. (a)	18,400	1,133,992
Seitel, Inc. (a)	177,200	633,490
Superior Energy Services, Inc. (a)	44,200	1,444,456

		3,211,938

Health Care Equipment & Supplies—1.5%
American Medical Systems Holdings, Inc. (a)	68,700	1,272,324
DexCom, Inc. (a)	87,000	857,820

		2,130,144

Health Care Providers & Services—3.9%
Healthways, Inc.	18,600	887,406
Parexel International Corp. (a)	50,500	1,462,985
Psychiatric Solutions, Inc. (a)	40,200	1,508,304
RehabCare Group, Inc. (a)	25,800	383,130
VCA Antech, Inc. (a)	36,400	1,171,716

		5,413,541

Health Care Technology—2.3%
Allscripts Heathcare Solutions, Inc. (a)	69,300	1,870,407
The TriZetto Group (a)	76,200	1,399,794

		3,270,201

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—5.9%
BJ’s Restaurants, Inc. (a)	41,300	$834,673
Gaylord Entertainment Co.	22,600	1,151,018
Orient-Express Hotels, Ltd. (Class A)	44,800	2,119,936
Panera Bread Co. (a)	23,700	1,325,067
Penn National Gaming, Inc. (a)	55,900	2,326,558
Red Lion Hotels Corp. (a)	40,300	513,422

		8,270,674

Insurance—0.6%
National Financial Partners Corp.	20,600	905,782

Internet Software & Services—2.5%
Ariba, Inc. (a)	127,400	986,076
Internap Network Services Corp.	16,500	327,855
Marchex, Inc. (a)	75,800	1,014,204
ValueClick, Inc. (a)	50,200	1,186,226

		3,514,361

IT Services—3.7%
BearingPoint, Inc. (a)	132,700	1,044,349
Heartland Payment Systems, Inc.	36,200	1,022,650
RightNow Technologies, Inc. (a)	65,700	1,131,354
Sapient Corp. (a)	356,000	1,954,440

		5,152,793

Life Sciences Tools & Services—1.9%
Molecular Devices Corp. (a)	52,700	1,110,389
Varian, Inc. (a)	35,300	1,581,087

		2,691,476

Machinery—2.5%
Flowserve Corp.	18,200	918,554
Force Protection, Inc.	76,100	1,096,356
The Manitowoc Co., Inc.	24,200	1,438,206

		3,453,116

Marine—0.5%
American Commercial Lines, Inc. (a)	9,800	641,998

Metals & Mining—1.4%
RTI International Metals, Inc.	25,900	2,025,898

Oil, Gas & Consumable Fuels—3.8%
Bill Barrett Corp. (a)	33,500	911,535
Denbury Resources, Inc. (a)	51,000	1,417,290
Helix Energy Solutions Group, Inc. (a)	57,500	1,803,775
Mariner Energy, Inc. (a)	62,000	1,215,200

		5,347,800

Pharmaceuticals—4.4%
Adams Respiratory Therapeutics, Inc. (a)	27,400	1,118,194
Angiotech Pharmaceuticals, Inc. (a)	46,800	384,462
Cadence Pharmaceuticals, Inc.	39,294	484,102

Security Description	Shares	Value*

Pharmaceuticals—(Continued)
Coley Pharmaceutical Group, Inc. (a)	61,200	$593,028
Impax Laboratories, Inc. (a)	66,300	633,165
Penwest Pharmaceuticals Co. (a)	59,100	982,242
The Medicines Co. (a)	43,400	1,376,648
Trimeris, Inc. (a)	48,000	610,080

		6,181,921

Real Estate Investment Trusts—2.7%
CapitalSource, Inc.	36,800	1,005,008
FelCor Lodging Trust, Inc.	56,300	1,229,592
Innkeepers USA Trust	35,000	542,500
LaSalle Hotel Properties	22,200	1,017,870

		3,794,970

Road & Rail—1.1%
Knight Transportation, Inc.	93,875	1,600,569

Semiconductors & Semiconductor Equipment—10.6%
Atheros Communications, Inc. (a)	64,500	1,375,140
FormFactor, Inc. (a)	28,700	1,069,075
Hittite Microwave Corp. (a)	19,600	633,472
Microsemi Corp.	82,220	1,615,623
Microtune, Inc. (a)	91,200	428,640
Netlogic Microsystems, Inc. (a)	78,900	1,711,341
Power Integrations, Inc. (a)	96,600	2,265,270
Silicon Laboratories, Inc. (a)	55,100	1,909,215
Trident Microsystems, Inc. (a)	28,300	514,494
Varian Semiconductor Equipment Associates, Inc. (a)	74,900	3,409,448

		14,931,718

Software—5.6%
Entrust, Inc. (a)	158,600	677,222
Micros Systems, Inc. (a)	24,300	1,280,610
Nuance Communications, Inc. (a)	145,000	1,661,700
Quest Software, Inc. (a)	117,300	1,718,445
THQ, Inc. (a)	35,850	1,165,842
VA Software Corp. (a)	83,200	418,496
Witness Systems, Inc. (a)	56,100	983,433

		7,905,748

Specialty Retail—4.0%
Christopher & Banks Corp.	44,900	837,834
Cost Plus, Inc. (a)	44,800	461,440
Guitar Center, Inc. (a)	26,000	1,181,960
J. Crew Group, Inc. (a)	12,600	485,730
Select Comfort Corp. (a)	85,800	1,492,062
Tractor Supply Co. (a)	27,000	1,207,170

		5,666,196

Thrifts & Mortgage Finance—0.8%
Clayton Holdings, Inc. (a)	58,800	1,100,148

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Trading Companies & Distributors—0.6%
Beacon Roofing Supply, Inc. (a)	42,000	$790,440

Total Common Stock (Identified Cost $120,506,422)		134,018,952

Short Term Investments—4.7%
Security Description	Face Amount	Value*

Discount Notes—4.7%
Federal Home Loan Bank 4.800%, 01/02/07	$6,515,000	$6,514,132

Total Short Term Investments (Identified Cost $6,514,132)		6,514,132

Total Investments 100.1% (Identified Cost $127,020,554) (b)		140,533,084
Liabilities in excess of other assets		(109,015)

Total Net Assets 100%		$140,424,069

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $127,201,855 and the composition of unrealized appreciation and depreciation of investment securities was $20,089,610 and $(6,758,381), respectively.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$140,533,084
Cash		3,576
Receivable for:
Fund shares sold		323,965
Accrued interest and dividends		74,764

Total Assets		140,935,389
Liabilities
Payable for:
Fund shares redeemed	$317,675
Securities purchased	23,869
Accrued expenses:
Management fees	100,772
Service and distribution fees	18,282
Other expenses	50,722

Total Liabilities		511,320

Net Assets		$140,424,069

Net assets consists of:
Capital paid in		$116,206,039
Accumulated net realized gains		10,705,500
Unrealized appreciation on investments		13,512,530

Net Assets		$140,424,069

Computation of offering price:
Class A
Net asset value and redemption price per share ($53,521,152 divided by 4,892,790 shares outstanding)		$10.94

Class B
Net asset value and redemption price per share ($73,261,820 divided by 6,790,637 shares outstanding)		$10.79

Class E
Net asset value and redemption price per share ($13,641,097 divided by 1,255,984 shares outstanding)		$10.86

Identified cost of investments		$127,020,554

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$542,188	(a)
Interest		217,341

		759,529
Expenses
Management fees	$1,123,806
Deferred expense reimbursement	39,953
Service and distribution fees—Class B	185,599
Service and distribution fees—Class E	21,257
Directors’ fees and expenses	23,100
Custodian	94,412
Audit and tax services	27,529
Legal	2,366
Printing	43,252
Insurance	2,070
Miscellaneous	2,116

Total expenses	1,565,460
Expense reductions	(18,715)	1,546,745

Net Investment Loss		(787,216)

Realized and Unrealized Gain
Realized gain on:
Investments—net		11,677,868
Unrealized appreciation on:
Investments—net		201,558

Net gain		11,879,426

Net Increase in Net Assets From Operations		$11,092,210

(a)	Net of foreign taxes of $387.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment loss	$(787,216)	$(615,027)
Net realized gain	11,677,868	6,499,422
Unrealized appreciation (depreciation)	201,558	(526,903)

Increase in net assets from operations	11,092,210	5,357,492

From Distributions to Shareholders
Net realized gain
Class A	(1,777,360)	(1,092,133)
Class B	(3,557,737)	(1,500,258)
Class E	(727,182)	(501,060)

Total distributions	(6,062,279)	(3,093,451)

Increase in net assets from capital share transactions	26,541,759	25,487,835

Total increase in net assets	31,571,690	27,751,876

Net Assets
Beginning of the period	108,852,379	81,100,503

End of the period	$140,424,069	$108,852,379

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	2,626,480	$28,651,135	962,709	$9,623,280
Reinvestments	158,977	1,777,360	120,147	1,092,133
Redemptions	(1,060,508)	(11,295,022)	(996,343)	(9,952,683)

Net increase	1,724,949	$19,133,473	86,513	$762,730

Class B
Sales	2,812,661	$29,566,546	3,436,232	$33,830,167
Reinvestments	321,967	3,557,737	166,510	1,500,258
Redemptions	(2,329,457)	(24,751,078)	(993,396)	(9,917,236)

Net increase	805,171	$8,373,205	2,609,346	$25,413,189

Class E
Sales	326,836	$3,527,871	312,152	$3,096,915
Reinvestments	65,453	727,182	55,366	501,060
Redemptions	(490,912)	(5,219,972)	(423,532)	(4,286,059)

Net decrease	(98,623)	$(964,919)	(56,014)	$(688,084)

Increase derived from capital share transactions		$26,541,759		$25,487,835

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.43	$10.35	$9.29	$6.41	$8.88

Income From Investment Operations
Net investment loss	(0.05)	(0.05)	(0.08)	(0.04)	(0.04)
Net realized and unrealized gain (loss) of investments	1.11	0.48	1.14	2.92	(2.43)

Total from investment operations	1.06	0.43	1.06	2.88	(2.47)

Less Distributions
Distributions from net realized capital gains	(0.55)	(0.35)	0.00	0.00	0.00

Total distributions	(0.55)	(0.35)	0.00	0.00	0.00

Net Asset Value, End of Period	$10.94	$10.43	$10.35	$9.29	$6.41

Total Return (%)	10.0	4.7	11.4	44.9	(27.8)
Ratio of operating expenses to average net assets before expense reductions (%)	1.09	1.13	1.15	1.13	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.07	1.11	1.15	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.09	1.13	1.15	1.32	1.51
Ratio of net investment loss to average net assets (%)	(0.45)	(0.52)	(0.80)	(0.68)	(0.60)
Portfolio turnover rate (%)	68	52	50	38	33
Net assets, end of period (000)	$53,521	$33,042	$31,892	$25,762	$12,079

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.32	$10.27	$9.24	$6.39	$8.88

Income From Investment Operations
Net investment loss	(0.08)	(0.05)	(0.08)	(0.05)	(0.04)
Net realized and unrealized gain (loss) of investments	1.10	0.45	1.11	2.90	(2.45)

Total from investment operations	1.02	0.40	1.03	2.85	(2.49)

Less Distributions
Distributions from net realized capital gains	(0.55)	(0.35)	0.00	0.00	0.00

Total distributions	(0.55)	(0.35)	0.00	0.00	0.00

Net Asset Value, End of Period	$10.79	$10.32	$10.27	$9.24	$6.39

Total Return (%)	9.7	4.4	11.1	44.6	(28.0)
Ratio of operating expenses to average net assets before expense reductions (%)	1.34	1.38	1.40	1.38	1.30
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.32	1.36	1.40	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.34	1.38	1.40	1.57	1.76
Ratio of net investment loss to average net assets (%)	(0.72)	(0.73)	(1.05)	(0.93)	(0.85)
Portfolio turnover rate (%)	68	52	50	38	33
Net assets, end of period (000)	$73,262	$61,758	$34,664	$22,385	$9,403

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.37	$10.31	$9.27	$6.41	$8.88

Income From Investment Operations
Net investment loss	(0.07)	(0.07)	(0.09)	(0.04)	(0.01)
Net realized and unrealized gain (loss) of investments	1.11	0.48	1.13	2.90	(2.46)

Total from investment operations	1.04	0.41	1.04	2.86	(2.47)

Less Distributions
Distributions from net realized capital gains	(0.55)	(0.35)	0.00	0.00	0.00

Total distributions	(0.55)	(0.35)	0.00	0.00	0.00

Net Asset Value, End of Period	$10.86	$10.37	$10.31	$9.27	$6.41

Total Return (%)	9.9	4.5	11.2	44.6	(27.8)
Ratio of operating expenses to average net assets before expense reductions (%)	1.24	1.28	1.30	1.28	1.20
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.22	1.26	1.30	N/A	N/A
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.24	1.28	1.30	1.47	1.66
Ratio of net investment loss to average net assets (%)	(0.62)	(0.67)	(0.95)	(0.84)	(0.72)
Portfolio turnover rate (%)	68	52	50	38	33
Net assets, end of period (000)	$13,641	$14,051	$14,545	$10,029	$2,235

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Franklin Templeton Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Franklin Templeton Small Cap Growth Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example,

MSF-12

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the

MSF-13

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Franklin Templeton Small Cap Growth Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$—	$—	$6,062,279	$3,093,451	$—	$—	$6,062,279	$3,093,451

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,615,222	$8,312,322	$13,331,229	$—	$24,258,773

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Franklin Templeton Small Cap Growth Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$98,607,082	$0	$82,679,666

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Franklin Templeton Small Cap Growth	$1,123,806	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Franklin Advisors, Inc. is compensated to provide subadvisory services for the Franklin Templeton Small Cap Growth Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Expense Agreement:

Pursuant to an expense agreement, in effect in earlier periods, relating to each class of the Portfolio, MetLife Advisers agreed to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits based on the Portfolio’s current fiscal year. These subsidies, in effect in earlier periods, are subject to the obligation of each class of the Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers more than three years after the end of the fiscal year in which such expense was incurred.

For the year ended December 31, 2006, MetLife Advisers recovered $39,953 from the Portfolio. As of December 31, 2006, there are no expenses deferred in prior years that are subject to repayment by the Portfolio.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-16

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Franklin Templeton Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Franklin Templeton Small Cap Growth (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Franklin Templeton Small Cap Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-17

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of Franklin Templeton Small Cap Growth Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	10,185,770.887	240,755.926	258,004.650	10,684,531.463

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	10,194,269.249	142,028.331	348,233.883	10,684,531.463

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	10,189,503.519	146,794.061	348,233.883	10,684,531.463

4. To eliminate the Fundamental Investment Restrictions relating to Options.	10,153,713.664	190,230.346	340,587.453	10,684,531.463

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	10,203,581.881	124,857.904	356,091.678	10,684,531.463

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	10,242,124.780	86,792.450	355,614.233	10,684,531.463

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	10,234,194.701	104,407.439	345,929.323	10,684,531.463

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	10,200,923.566	109,747.760	373,860.137	10,684,531.463

9. To revise the Fundamental Investment Restrictions relating to Commodities.	10,228,645.556	118,632.845	337,253.062	10,684,531.463

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-21

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-22

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-23

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief

MSF-24

Metropolitan Series Fund, Inc.

Franklin Templeton Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-25

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-26

Metropolitan Series Fund, Inc. Harris Oakmark Focused Value Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Harris Oakmark Focused Value Portfolio returned 12.5%, compared to its benchmark, the Russell Midcap Index1 which returned 15.3%. The average return of its peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe2 was 14.4% over the same period.

PORTFOLIO REVIEW

For the second straight quarter, absolute equity returns were highly satisfactory to us, and we view the recent trend as encouraging. Most importantly, we believe the market is more properly rewarding those businesses that have impressed us the most – those with sturdy positions in their industries as well as strong cash flows and balance sheets. While investor sentiment toward the U.S. equity market seems to have improved in recent months, it is far from ebullient. In fact, the spotlight continued to shine more brightly on many of the riskiest investments, including low-rated bonds, illiquid/over-leveraged private investments, and certain exotic financial instruments.

At December 31, 2006, the Portfolio held 28 securities across a variety of industries. During the year, there were a number of changes to the composition of the Portfolio. We initiated positions in Bausch & Lomb Inc., Black & Decker, EnCana Corporation, Harrah’s Entertainment, D. R. Horton Inc., Huntsman Corporation, International Rectifier, International Flavors & Fragrances, Molson Coors, PartnerRe Ltd., Tenet Healthcare, and Tyco International.

Bausch & Lomb is a leading maker of contact lenses and lens care solutions and markets its products in more than 100 countries worldwide. In addition to these products, the firm’s pharmaceutical division makes prescription and over-the-counter ophthalmic drugs, and its surgical unit makes equipment for cataract and other ophthalmic surgery.

Black & Decker is a maker of power tools and accessories in the U.S. whose main brands are Black & Decker and DEWALT. The firm also makes electric lawn and garden tools, plumbing products, specialty fastening and assembly systems, security hardware, and cleaning and lighting products.

EnCana is a Canadian-based energy company and is one of North America’s largest independent gas and oil producers. In addition to Canada, the firm has interests in several of the world’s oil patches including the Gulf of Mexico and the North Sea.

Harrah’s is one of the world’s largest gaming companies; the firm owns, operates, and/or manages approximately 40 casinos in three countries. Harrah’s operations include casino hotels, dockside and riverboat casinos, and Native American gaming establishments. In addition to its namesake Harrah’s, some of the firm’s other casino names include Horseshoe, Caesars, and Bally’s.

Homebuilder D.R. Horton is one of the top residential builders by units in the U.S. The firm specializes in single-family homes designed for the entry-level and move-up markets. Horton has more than 40 divisions and builds in approximately 74 metropolitan markets in 25 states.

Huntsman is a global chemical manufacturer that supplies products through six operating segments. The firm’s chemicals are sold in more than 100 countries to a variety of customers in industries such as adhesives, construction products, electrics, medical, and packaging.

International Rectifier is a top maker of power semiconductors that refine the electricity flowing into a device from a battery or power grid, which enables more efficient operation. The firm’s products are widely used in consumer appliances, cars, computers, communication devices, lighting systems, and military equipment.

International Flavors creates and manufactures artificial aromas and flavors. This industry leader sells its flavors principally to producers of prepared and dairy foods, beverages, confections, and pharmaceuticals. Its fragrances are used in the production of perfumes, cosmetics, soaps, and other personal care items.

Molson Coors, the result of a merger between Adolph Coors Company and Canadian brewer Molson, is the fifth largest brewer by volume in the world. Brands marketed by the firm include Coors Light, George Killian’s Irish Red Lager, and Zima.

PartnerRe writes treaty and facultative reinsurance for such primary coverage as property/casualty, life, credit and surety, aviation, marine, and other insurance. The firm, with subsidiaries in Asia, Europe, South America, and the U.S., has expanded both its operations and geographic coverage largely through acquisitions.

*The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary

1The Russell Midcap® Index is an unmanaged measure of performance of those Russell Midcap companies (the 1,000 smallest companies in the Russell 2000 Index). The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*—Continued

Tenet is one of the largest U.S. hospital chains, owning and/or operating 80 hospitals in 13 states, with concentrations in Florida, Texas, and California. Tenet’s hospitals are cornerstones of sizeable regional healthcare networks that include specialty hospitals, outpatient surgery centers, home health agencies, rehabilitation and psychiatric hospitals, HMOs, and long-term care facilities.

Tyco is a manufacturing conglomerate whose four main businesses are fire and security, electronics, healthcare, and engineered products and services. The firm’s fire and security unit is the world leader in security and fire-protection systems.

We eliminated our positions in ARAMARK, AutoNation, Baxter International, H&R Block, ConocoPhillips (which we received as a result of its purchase of Portfolio holding Burlington Resources), R.R. Donnelley, Dun & Bradstreet, Equifax, First Data, Hospira, Knight Ridder, Mattel, Pepsi Bottling Group, and Xerox during the period.

Cablevision Systems, Sovereign Bancorp, and Morgan Stanley had the most positive impact on performance during the period. Cablevision Systems reported strong operating and financial results for the third quarter.

Sovereign Bancorp, Inc. performed well during the fourth quarter, driven by a management change and a greater attention to focusing on maximizing value for shareholders. The company stated its intention to cut 800 jobs and sell $10B of loans and securities, all in an effort to improve its financial health and reduce interest-rate risk. Investor sentiment has improved markedly as a result of this more intense focus.

The business environment has been very favorable for Morgan Stanley as the company produced another solid quarter, driven by its Institutional Securities (Investment Banking, Trading & Research) and Wealth Management divisions. In addition, the company’s Board approved a spin-off of its Discover Card unit.

Omnicare, Intel, and National Semiconductor had the most negative impact on performance during the period. Omnicare experienced difficulties in several areas, which impacted the stock negatively for the year. Lower reimbursement rates under the United Healthcare contract, an August fire at a drug repackaging facility, the delay of cost reduction actions due to the fire, lingering Medicare Part D transition issues, and lower new bed growth were all contributors to the stock’s poor performance.

Intel was down slightly at the end of the year, but reported encouraging financial results. Server sales were strong and the company has gained share from AMD with sales of its Core2 Duo processors.

National Semiconductor reported weak earnings primarily due to lower than expected shipments to wireless handset customers.

*The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary

1The Russell Midcap® Index is an unmanaged measure of performance of those Russell Midcap companies (the 1,000 smallest companies in the Russell 2000 Index). The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-3

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP INDEX

Average Annual Returns as of December 31, 2006

	Harris Oakmark Focused Value Portfolio			Russell MidCap Index
	Class A	Class B	Class E
1 Year	12.5%	12.2%	12.3%	15.3%
5 Years	10.5	10.2	10.3	12.9
10 Years	10.9	N/A	N/A	12.1
Since Inception	—	11.4	11.4	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 4/30/93, 2/20/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2006

Top Holdings

% of Total Net Assets
National Semiconductor Corp.	5.4%
Timberland Co. (Class A)	5.4%
Intel Corp.	5.1%
Sovereign Bancorp, Inc.	5.1%
CDW Corp.	4.6%
Liz Claiborne, Inc.	4.6%
Yum! Brands, Inc.	4.4%
McDonald’s Corp.	4.2%
E.W. Scripps Co. (Class A)	4.1%
Bausch & Lomb, Inc.	3.8%

Top Sectors

% of Equity Market Value
Consumer Discretionary	39.0%
Information Technology	18.2%
Financials	16.8%
Health Care	9.4%
Consumer Staples	6.2%
Materials	5.8%
Industrials	3.6%
Energy	1.0%

MSF-4

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account value December 31, 2006	Expenses paid During Period* July 1, 2006 to December 31, 2006
Harris Oakmark Focused Value – Class A	Actual	0.78%	$1,000.00	$1,120.20	$4.17
	Hypothetical	0.78%	$1,000.00	$1,021.23	$3.97

Harris Oakmark Focused Value – Class B	Actual	1.03%	$1,000.00	$1,118.80	$5.50
	Hypothetical	1.03%	$1,000.00	$1,019.95	$5.24

Harris Oakmark Focused Value – Class E	Actual	0.93%	$1,000.00	$1,119.40	$4.97
	Hypothetical	0.93%	$1,000.00	$1,020.4600	$4.74

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—97.1% of Total Net Assets

Security Description	Shares	Value*

Beverages—3.1%
Molson Coors Brewing Co.	882,700	$67,473,588

Capital Markets—3.6%
Morgan Stanley	967,000	78,742,810

Chemicals—5.7%
Huntsman Corp. (a)	2,898,200	54,978,854
International Flavours & Fragrances, Inc.	1,379,900	67,835,884

		122,814,738

Electronic Equipment & Instruments—4.6%
CDW Corp.	1,432,000	100,698,240

Health Care Equipment & Supplies—3.8%
Bausch & Lomb, Inc. (b)	1,602,300	83,415,738

Health Care Providers & Services—5.3%
Omnicare, Inc. (b)	1,684,200	65,060,646
Tenet Healthcare Corp. (a)	7,002,600	48,808,122

		113,868,768

Hotels, Restaurants & Leisure—12.0%
Harrah’s Entertainment, Inc.	900,000	74,448,000
McDonald’s Corp.	2,042,000	90,521,860
Yum! Brands, Inc.	1,612,400	94,809,120

		259,778,980

Household Durables—4.6%
D.R. Horton, Inc.	2,835,600	75,115,044
The Black & Decker Corp.	315,000	25,190,550

		100,305,594

Industrial Conglomerates—3.5%
Tyco International, Ltd.	2,483,700	75,504,480

Insurance—5.0%
Conseco, Inc. (a) (b)	3,339,000	66,713,220
PartnerRe, Ltd. (b)	600,000	42,618,000

		109,331,220

Media—11.3%
Cablevision Systems Corp. (Class A) (a)	2,759,400	78,587,712
E.W. Scripps Co. (Class A) (b)	1,774,000	88,593,560
Time Warner, Inc.	3,555,200	77,432,256

		244,613,528

Oil, Gas & Consumable Fuels—1.0%
EnCana Corp. (b)	469,900	21,591,905

Personal Products—2.9%
The Estee Lauder Cos., Inc. (Class A)	1,549,300	63,242,426

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—13.1%
Intel Corp.	5,506,800	$111,512,700
International Rectifier Corp. (a)	1,400,000	53,942,000
National Semiconductor Corp.	5,200,000	118,040,000

		283,494,700

Textiles, Apparel & Luxury Goods—10.0%
Liz Claiborne, Inc.	2,305,400	100,192,684
Timberland Co. (Class A)	3,700,000	116,846,000

		217,038,684

Thrifts & Mortgage Finance—7.6%
Sovereign Bancorp, Inc.	4,344,510	110,307,109
Washington Mutual, Inc.	1,204,400	54,788,156

		165,095,265

Total Common Stock (Identified Cost $1,775,382,901)		2,107,010,664

Short Term Investments—3.1%
Security Description	Face Amount	Value*

Repurchase Agreement—3.1%
State Street Repurchase Agreement dated 12/29/06 at 2.500% to be repurchased at $68,806,107 on 01/02/07, collateralized by $59,770,000 U.S. Treasury Bond 6.25% due 08/15/23 with a value of $70,013,322; and by $115,000 U.S. Treasury Bond 6.25% due 08/15/23 with a value of $155,250.	$68,787,000	$68,787,000

Total Short Term Investments (Identified Cost $68,787,000)		68,787,000

Total Investments—100.2% (Identified Cost $1,844,169,901) (c)		2,175,797,664
Liabilities in excess of other assets		(5,228,189)

Total Net Assets—100%		$2,170,569,475

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $104,530,589 and the collateral received consisted of cash in the amount of $107,997,148.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,844,169,901 and the composition of unrealized appreciation and depreciation of investment securities was $359,270,318 and $ (27,642,555), respectively.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$2,175,797,664
Cash		698
Collateral for securities loaned		107,997,148
Receivable for:
Securities sold		5,836,386
Fund shares sold		1,715,828
Accrued interest and dividends		943,123

Total Assets		2,292,290,847
Liabilities
Payable for:
Fund shares redeemed	$2,553,784
Securities purchased	9,273,217
Return of collateral for securities loaned	107,997,148
Accrued expenses:
Management fees	1,336,701
Service and distribution fees	177,541
Deferred directors’ fees	29,075
Other expenses	353,906

Total Liabilities		121,721,372

Net Assets		$2,170,569,475

Net assets consists of:
Capital paid in		$1,562,144,911
Undistributed net investment income		10,007,094
Accumulated net realized gains		266,789,707
Unrealized appreciation on investments		331,627,763

Net Assets		$2,170,569,475

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,230,428,980 divided by 4,570,115 shares outstanding)		$269.23

Class B
Net asset value and redemption price per share ($665,312,915 divided by 2,522,442 shares outstanding)		$263.76

Class E
Net asset value and redemption price per share ($274,827,580 divided by 1,031,921 shares outstanding)		$266.33

Identified cost of investments		$1,844,169,901

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$24,251,356	(a)
Interest		3,530,981	(b)

		27,782,337
Expenses
Management fees	$14,623,670
Service and distribution fees—Class B	1,580,224
Service and distribution fees—Class E	415,499
Directors’ fees and expenses	26,344
Custodian	214,523
Audit and tax services	27,529
Legal	37,509
Printing	725,509
Insurance	35,305
Miscellaneous	12,428

Total expenses	17,698,540
Expense reductions	(62,611)	17,635,929

Net Investment Income		10,146,408

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		266,743,318
Unrealized depreciation on:
Investments—net		(37,862,467)

Net gain		228,880,851

Net Increase in Net Assets From Operations		$239,027,259

(a)	Net of foreign taxes of $9,070.
(b)	Includes income on securities loaned of $95,367.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$10,146,408	$4,357,748
Net realized gain	266,743,318	187,580,838
Unrealized depreciation	(37,862,467)	(25,151,648)

Increase in net assets from operations	239,027,259	166,786,938

From Distributions to Shareholders
Net investment income
Class A	(3,223,554)	(395,501)
Class B	(577,292)	0
Class E	(480,243)	0

	(4,281,089)	(395,501)

Net realized gain
Class A	(99,464,113)	(9,502,828)
Class B	(61,092,741)	(5,693,453)
Class E	(27,150,150)	(2,990,330)

	(187,707,004)	(18,186,611)

Total distributions	(191,988,093)	(18,582,112)

Increase in net assets from capital share transactions	195,435,838	110,136,840

Total increase in net assets	242,475,004	258,341,666
Net Assets
Beginning of the period	1,928,094,471	1,669,752,805

End of the period	$2,170,569,475	$1,928,094,471

Undistributed Net Investment Income
End of the period	$10,007,094	$4,204,388

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	1,241,146	$315,875,278	1,256,909	$317,259,651
Reinvestments	417,633	102,687,667	41,204	9,898,329
Redemptions	(952,674)	(243,985,721)	(755,228)	(192,380,713)

Net increase	706,105	$174,577,224	542,885	$134,777,267

Class B
Sales	508,057	$127,861,002	657,655	$164,311,754
Reinvestments	255,585	61,670,033	24,099	5,693,453
Redemptions	(596,683)	(149,277,177)	(739,172)	(180,388,097)

Net increase (decrease)	166,959	$40,253,858	(57,418)	$(10,382,890)

Class E
Sales	72,438	$18,537,553	104,365	$26,321,380
Reinvestments	113,481	27,630,393	12,557	2,990,330
Redemptions	(259,395)	(65,563,190)	(173,197)	(43,569,247)

Net decrease	(73,476)	$(19,395,244)	(56,275)	$(14,257,537)

Increase derived from capital share transactions		$195,435,838		$110,136,840

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$265.37	$243.86	$224.26	$169.33	$186.12

Income From Investment Operations
Net investment income	1.41	0.78	0.23	0.24	0.27
Net realized and unrealized gain (loss) of investments	28.89	23.48	21.85	54.97	(16.70)

Total from investment operations	30.30	24.26	22.08	55.21	(16.43)

Less Distributions
Distributions from net investment income	(0.83)	(0.11)	(0.10)	(0.28)	(0.36)
Distributions from net realized capital gains	(25.61)	(2.64)	(2.38)	0.00	0.00

Total distributions	(26.44)	(2.75)	(2.48)	(0.28)	(0.36)

Net Asset Value, End of Period	$269.23	$265.37	$243.86	$224.26	$169.33

Total Return (%)	12.5	10.0	9.9	32.7	(8.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.78	0.77	0.78	0.80	0.82
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.78	0.77	0.78	0.78	0.82
Ratio of net investment income to average net assets (%)	0.60	0.35	0.15	0.14	0.22
Portfolio turnover rate (%)	50	25	16	16	11
Net assets, end of period (000)	$1,230,429	$1,024,615	$809,906	$614,742	$438,359

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$260.34	$239.96	$221.17	$167.26	$184.25

Income From Investment Operations
Net investment income (loss)	0.91	0.22	(0.24)	0.01	0.16
Net realized and unrealized gain (loss) of investments	28.36	22.80	21.41	54.02	(16.83)

Total from investment operations	29.27	23.02	21.17	54.03	(16.67)

Less Distributions
Distributions from net investment income	(0.24)	0.00	0.00	(0.12)	(0.32)
Distributions from net realized capital gains	(25.61)	(2.64)	(2.38)	0.00	0.00

Total distributions	(25.85)	(2.64)	(2.38)	(0.12)	(0.32)

Net Asset Value, End of Period	$263.76	$260.34	$239.96	$221.17	$167.26

Total Return (%)	12.2	9.7	9.7	32.3	(9.1)
Ratio of operating expenses to average net assets before expense reductions (%)	1.03	1.02	1.03	1.05	1.07
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.03	1.02	1.03	1.03	1.07
Ratio of net investment income (loss) to average net assets (%)	0.35	0.10	(0.09)	(0.13)	(0.06)
Portfolio turnover rate (%)	50	25	16	16	11
Net assets, end of period (000)	$665,313	$613,215	$578,991	$540,656	$140,273

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$262.59	$241.77	$222.60	$168.22	$185.17

Income From Investment Operations
Net investment income	1.21	0.49	0.04	0.07	0.25
Net realized and unrealized gain (loss) of investments	28.59	22.97	21.51	54.47	(16.85)

Total from investment operations	29.80	23.46	21.55	54.54	(16.60)

Less Distributions
Distributions from net investment income	(0.45)	0.00	0.00	(0.16)	(0.35)
Distributions from net realized capital gains	(25.61)	(2.64)	(2.38)	0.00	0.00

Total distributions	(26.06)	(2.64)	(2.38)	(0.16)	(0.35)

Net Asset Value, End of Period	$266.33	$262.59	$241.77	$222.60	$168.22

Total Return (%)	12.3	9.8	9.8	32.5	(9.0)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.92	0.93	0.95	0.97
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.93	0.92	0.93	0.93	0.97
Ratio of net investment income (loss) to average net assets (%)	0.44	0.19	0.00	(0.03)	0.05
Portfolio turnover rate (%)	50	25	16	16	11
Net assets, end of period (000)	$274,828	$290,264	$280,856	$204,755	$74,818

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Harris Oakmark Focused Value Portfolio (the “Portfolio”) is a non-diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Harris Oakmark Focused Value Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To

MSF-11

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included

MSF-12

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Harris Oakmark Focused Value Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$7,475,862	$663,862	$184,512,231	$17,918,250	$—	$—	$191,988,093	$18,582,112

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$10,094,371	$266,733,167	$331,627,763	$—	$608,455,301

MSF-13

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Harris Oakmark Focused Value Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,065,940,326	$0	$936,124,076

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Harris Oakmark Focused Value	$14,623,670	0.750%	Of the first $1 billion
		0.700%	On amounts in excess of $1 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Harris Associates, L.P. is compensated to provide subadvisory services for the Harris Oakmark Focused Value Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable

MSF-14

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Harris Oakmark Focused Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Harris Oakmark Focused Value Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Oakmark Focused Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-16

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-21

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-22

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-23

Metropolitan Series Fund, Inc.

Harris Oakmark Focused Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Metropolitan Series Fund, Inc. Harris Oakmark Large Cap Value Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Managed by Harris Associates, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Harris Oakmark Large Cap Value Portfolio returned 18.1%, compared to its benchmark, the Russell 1000 Value Index,1 which returned 22.3%. The average return of its peer group, the Lipper Variable Insurance Products Large Cap Value Funds Universe,2 was 19.0% over the same period.

PORTFOLIO REVIEW

For the second straight quarter, absolute equity returns were highly satisfactory to us, and we view the recent trend as encouraging. Most importantly, we believe the market is more properly rewarding those businesses that have impressed us the most—those with sturdy positions in their industries, as well as strong cash flows and balance sheets. While investor sentiment toward the U.S. equity market seems to have improved in recent months, it is far from ebullient. In fact, the spotlight continues to shine more brightly on many of the riskiest investments, including low-rated bonds, illiquid/over-leveraged private investments, and certain exotic financial instruments.

At December 31, 2006, the Portfolio held 54 securities across a variety of industries. During the year, we initiated positions in The Coca-Cola Company, Dell, Medtronic, and Schering-Plough. Coca-Cola, known best for its flagship beverage Coke, sells approximately 400 drink brands throughout the world. Additionally, though Coca-Cola does no bottling itself, the firm owns roughly 36% of Coca-Cola Enterprises, the largest Coke bottler in the world. Dell provides computer solutions to both consumers and businesses. The firm is one of the world’s direct sellers of computers and related equipment, and also has a services unit that offers system integration, training, and computer support. Schering-Plough develops and markets prescription and over-the-counter drugs, along with personal care and animal health products. The company is best known for its allergy medications, Clarinex and Nasonex, but also specializes in anti-infective and cancer drugs.

Earlier this year, Western Union was spun off from First Data Corporation, and became a Portfolio holding. Western Union has transformed itself from specializing in communication services (providing telegraph services and telegrams worldwide) to now being primarily a financial services firm that provides credit and money transfer services to both businesses and individuals across the globe.

Other changes in the Portfolio during the year include Burlington Resources being purchased by ConocoPhillips, which is now held in the Portfolio. Also, Liberty Media Corporation split into two separate entities in May: Liberty Capital Group and Liberty Interactive Group. As Liberty Media Corporation itself is no longer a publicly traded entity, both of these new replacement stocks were held in the Portfolio in its place.

We eliminated our positions in Coca-Cola Enterprises and Knight-Ridder during the period.

DIRECTV Group, Comcast, and McDonald’s had the most positive impact on performance during the period. Despite posting moderate growth, DIRECTV Group performed well due to its higher end customer base. Earnings on current subscriptions increased, but total growth in new customers was less than that of other competitors in the industry.

Comcast’s strong subscriber growth led to growing revenues, profitability, and free cash flow generation. In our view, the firm’s triple play offering (cable, internet, and voice) led to improved fundamentals.

McDonald’s was a strong performer for the year as the company’s successful turnaround led to higher earnings and multiple expansion.

Dell, Pulte Homes, and Intel had the most negative impact on performance during the period. During the year, Dell reported that earnings were down over 10% from the previous year, which was a disappointment. However, despite some degree of negative sentiment regarding the ongoing SEC investigation of late, Dell reported better than expected earnings for the fourth quarter. Sales continue to be strong in overseas markets. The company also made major improvements in its customer service areas.

Pulte Homes reported recent results with earnings down sharply. High inventory levels, elevated cancellation rates, and a general lack of buyer confidence continue to weigh on new home demand.

Intel was down slightly at the end of the year, but reported encouraging financial results. Server sales were strong and the company has gained share from Advanced Micro Devices with sales of its Core2 Duo processors.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 VALUE INDEX

Average Annual Returns as of December 31, 2006

	Harris Oakmark Large Cap Value Portfolio			Russell 1000 Value Index
	Class A	Class B	Class E
1 Year	18.1%	17.8%	17.9%	22.3%
5 Years	6.9	N/A	6.8	10.9
Since Inception	6.6	10.5	6.9	8.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
McDonald’s Corp.	3.1%
Yum! Brands, Inc.	2.7%
Time Warner, Inc.	2.6%
Harley-Davidson, Inc.	2.4%
Washington Mutual, Inc.	2.4%
JPMorgan Chase & Co.	2.3%
Citigroup, Inc.	2.3%
Raytheon Co.	2.3%
Viacom, Inc. (Class B)	2.1%
Baxter International, Inc.	2.1%

Top Sectors

% of Equity Market Value
Consumer Discretionary	40.5%
Financials	14.4%
Information Technology	14.1%
Consumer Staples	12.3%
Health Care	9.4%
Industrials	7.7%
Energy	1.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Harris Oakmark Large Cap Value—Class A	Actual	0.78%	$1,000.00	$1,143.10	$4.21
	Hypothetical	0.78%	$1,000.00	$1,021.23	$3.97

Harris Oakmark Large Cap Value—Class B	Actual	1.03%	$1,000.00	$1,142.20	$5.56
	Hypothetical	1.03%	$1,000.00	$1,019.95	$5.24

Harris Oakmark Large Cap Value—Class E	Actual	0.93%	$1,000.00	$1,142.90	$5.02
	Hypothetical	0.93%	$1,000.00	$1,020.46	$4.74

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—90.9% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.9%
Honeywell International, Inc.	254,450	$11,511,318
Raytheon Co.	308,000	16,262,400

		27,773,718

Automobiles—2.4%
Harley-Davidson, Inc.	249,300	17,568,171

Beverages—6.1%
Anheuser-Busch Cos., Inc.	256,900	12,639,480
Diageo, Plc. (ADR)	153,200	12,150,292
InBev NV(EUR)	198,100	13,052,676
The Coca-Cola Co.	129,000	6,224,250

		44,066,698

Building Products—1.8%
Masco Corp.	425,500	12,709,685

Capital Markets—1.3%
The Bank of New York Co., Inc.	240,300	9,460,611

Commercial Banks—2.1%
U.S. Bancorp	414,800	15,011,612

Computers & Peripherals—5.5%
Dell, Inc. (a)	501,500	12,582,635
Hewlett-Packard Co.	358,000	14,746,020
Sun Microsystems, Inc. (a)	2,269,200	12,299,064

		39,627,719

Diversified Consumer Services—1.4%
H&R Block, Inc.	447,000	10,298,880

Diversified Financial Services—4.6%
Citigroup, Inc.	293,700	16,359,090
JPMorgan Chase & Co.	345,600	16,692,480

		33,051,570

Food & Staples Retailing—1.9%
Wal-Mart Stores, Inc.	293,500	13,553,830

Food Products—3.2%
General Mills, Inc.	201,800	11,623,680
H.J. Heinz Co.	253,750	11,421,287

		23,044,967

Health Care Equipment & Supplies—3.2%
Baxter International, Inc.	330,800	15,345,812
Medtronic, Inc.	144,800	7,748,248

		23,094,060

Hotels, Restaurants & Leisure—5.8%
McDonald’s Corp.	498,000	22,076,340
Yum! Brands, Inc.	328,300	19,304,040

		41,380,380

Security Description	Shares	Value*

Household Durables—5.5%
Fortune Brands, Inc.	160,200	$13,679,478
Pulte Homes, Inc.	394,600	13,069,152
The Black & Decker Corp.	160,600	12,843,182

		39,591,812

Industrial Conglomerates—1.3%
Tyco International, Ltd.	315,000	9,576,000

Insurance—1.6%
Aflac, Inc.	248,700	11,440,200

Internet & Catalog Retail—1.2%
Liberty Media Holding Corp.—Interactive (Class A) (a)	412,225	8,891,693

IT Services—2.0%
First Data Corp.	294,100	7,505,432
The Western Union Co.	294,100	6,593,722

		14,099,154

Leisure Equipment & Products—0.6%
Mattel, Inc.	174,000	3,942,840

Media—12.3%
Comcast Corp. (Special Class A) (a)	204,600	8,568,648
Discovery Holding Co. (Class A) (a)	129,100	2,077,219
EchoStar Communications Corp. (Class A) (a)	175,300	6,666,659
Gannett Co., Inc.	101,000	6,106,460
Liberty Media Holding Corp.—Capital (Series A) (a)	109,445	10,723,421
The DIRECTV Group, Inc. (a)	267,572	6,673,246
The Walt Disney Co.	397,700	13,629,179
Time Warner, Inc.	853,200	18,582,696
Viacom, Inc. (Class B) (a)	376,000	15,427,280

		88,454,808

Multiline Retail—2.0%
Kohl’s Corp. (a)	211,200	14,452,416

Office Electronics—1.4%
Xerox Corp.	572,500	9,703,875

Oil, Gas & Consumable Fuels—1.4%
ConocoPhillips	140,887	10,136,820

Pharmaceuticals—5.3%
Abbott Laboratories	283,600	13,814,156
Bristol-Myers Squibb Co.	515,700	13,573,224
Schering-Plough Corp.	450,000	10,638,000

		38,025,380

Semiconductors & Semiconductor Equipment—4.0%
Intel Corp.	682,500	13,820,625
Texas Instruments, Inc.	510,500	14,702,400

		28,523,025

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—5.6%
Limited Brands, Inc.	430,200	$12,449,988
The Gap, Inc.	644,700	12,571,650
The Home Depot, Inc.	369,400	14,835,104

		39,856,742

Thrifts & Mortgage Finance—3.5%
MGIC Investment Corp.	127,500	7,973,850
Washington Mutual, Inc.	383,100	17,427,219

		25,401,069

Total Common Stock (Identified Cost $495,962,096)		652,737,735

Short Term Investments—9.1%
Security Description	Face Amount	Value*

Repurchase Agreement—9.1%
State Street Repurchase Agreement dated 12/29/06 at 1.700% to be repurchased at $65,036,282 on 01/02/07, collateralized by $70,780,000 U.S. Treasury Note 3.625% due 05/15/13 with a value of $66,977,769.	$65,024,000	$65,024,000

Total Short Term Investments (Identified Cost $65,024,000)		65,024,000

Total Investments—100.0% (Identified Cost $560,986,096) (b)		717,761,735
Other assets less liabilities		255,506

Total Net Assets—100%		$718,017,241

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $561,120,686 and the composition of unrealized appreciation and depreciation of investment securities was $163,273,443 and $(6,632,394), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$717,761,735
Cash		819
Receivable for:
Securities sold		138,155
Fund shares sold		1,134,722
Accrued interest and dividends		930,816
Foreign taxes		12,547

Total Assets		719,978,794
Liabilities
Payable for:
Fund shares redeemed	$1,347,238
Accrued expenses:
Management fees	432,487
Service and distribution fees	49,441
Other expenses	132,387

Total Liabilities		1,961,553

Net Assets		$718,017,241

Net assets consists of:
Capital paid in		$535,518,752
Undistributed net investment income		5,282,600
Accumulated net realized gains		20,439,533
Unrealized appreciation on investments and foreign currency		156,776,356

Net Assets		$718,017,241

Computation of offering price:
Class A
Net asset value and redemption price per share ($428,202,909 divided by 27,911,955 shares outstanding)		$15.34

Class B
Net asset value and redemption price per share ($154,330,111 divided by 10,113,558 shares outstanding)		$15.26

Class E
Net asset value and redemption price per share ($135,484,221 divided by 8,866,796 shares outstanding)		$15.28

Identified cost of investments		$560,986,096

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$10,203,087	(a)
Interest		616,019

		10,819,106
Expenses
Management fees	$4,550,752
Service and distribution fees—Class B	318,033
Service and distribution fees—Class E	197,844
Directors’ fees and expenses	23,102
Custodian	123,297
Audit and tax services	27,529
Legal	11,772
Printing	223,598
Insurance	11,039
Miscellaneous	5,420

Total expenses	5,492,386
Expense reductions	(10,735)	5,481,651

Net Investment Income		5,337,455

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	22,787,884
Foreign currency transactions—net	(2,188)	22,785,696

Unrealized appreciation on:
Investments—net	79,532,282
Foreign currency transactions—net	717	79,532,999

Net gain		102,318,695

Net Increase in Net Assets From Operations		$107,656,150

(a)	Net of foreign taxes of $17,746.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005

From Operations
Net investment income	$5,337,455	$4,408,275
Net realized gain	22,785,696	12,091,507
Unrealized appreciation (depreciation)	79,532,999	(24,104,899)

Increase (decrease) in net assets from operations	107,656,150	(7,605,117)

From Distributions to Shareholders
Net investment income
Class A	(2,908,650)	(2,367,986)
Class B	(650,225)	(345,158)
Class E	(857,581)	(787,432)

Total distributions	(4,416,456)	(3,500,576)

Increase in net assets from capital share transactions	13,117,750	80,620,910

Total increase in net assets	116,357,444	69,515,217

Net Assets
Beginning of the period	601,659,797	532,144,580

End of the period	$718,017,241	$601,659,797

Undistributed Net Investment Income
End of the period	$5,282,600	$4,374,524

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005

	Shares	$	Shares	$
Class A
Sales	8,376,893	$116,488,433	11,878,287	$155,829,206
Reinvestments	214,502	2,908,650	187,341	2,367,986
Redemptions	(7,853,759)	(108,053,619)	(10,444,752)	(136,809,125)

Net increase	737,636	$11,343,464	1,620,876	$21,388,067

Class B
Sales	3,398,940	$46,799,383	5,802,518	$75,344,107
Reinvestments	48,094	650,225	27,415	345,158
Redemptions	(1,644,391)	(22,600,352)	(760,700)	(9,854,984)

Net increase	1,802,643	$24,849,256	5,069,233	$65,834,281

Class E
Sales	719,505	$9,911,834	1,460,773	$18,989,749
Reinvestments	63,431	857,581	62,495	787,432
Redemptions	(2,480,095)	(33,844,385)	(2,026,432)	(26,378,619)

Net decrease	(1,697,159)	$(23,074,970)	(503,164)	$(6,601,438)

Increase derived from capital share transactions		$13,117,750		$80,620,910

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.09	$13.37	$12.06	$9.61	$11.56

Income From Investment Operations
Net investment income	0.12	0.11	0.10	0.07	0.06
Net realized and unrealized gain (loss) of investments	2.24	(0.30)	1.27	2.38	(1.66)

Total from investment operations	2.36	(0.19)	1.37	2.45	(1.60)

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.06)	0.00	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.16)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(0.10)

Total distributions	(0.11)	(0.09)	(0.06)	0.00	(0.35)

Net Asset Value, End of Period	$15.34	$13.09	$13.37	$12.06	$9.61

Total Return (%)	18.1	(1.4)	11.4	25.5	(14.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	0.78	0.79	0.83	0.83
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.79	0.78	0.78	0.81	0.82
Ratio of net investment income to average net assets (%)	0.93	0.86	0.80	0.70	0.68
Portfolio turnover rate (%)	14	13	16	13	30
Net assets, end of period (000)	$428,203	$355,707	$341,632	$296,728	$228,544

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.02	$13.31	$12.01	$9.59	$9.96

Income From Investment Operations
Net investment income	0.09	0.06	0.05	0.02	0.01
Net realized and unrealized gain (loss) of investments	2.22	(0.28)	1.29	2.40	(0.38)

Total from investment operations	2.31	(0.22)	1.34	2.42	(0.37)

Less Distributions
Distributions from net investment income	(0.07)	(0.07)	(0.04)	0.00	0.00

Total distributions	(0.07)	(0.07)	(0.04)	0.00	0.00

Net Asset Value, End of Period	$15.26	$13.02	$13.31	$12.01	$9.59

Total Return (%)	17.8	(1.7)	11.2	25.2	(3.7	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.04	1.03	1.04	1.08	1.08	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.04	1.03	1.03	1.06	1.07	(c)
Ratio of net investment income to average net assets (%)	0.68	0.66	1.07	0.55	0.61	(c)
Portfolio turnover rate (%)	14	13	16	13	30
Net assets, end of period (000)	$154,330	$108,214	$43,136	$1,138	$9

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.04	$13.32	$12.02	$9.59	$11.55

Income From Investment Operations
Net investment income	0.12	0.09	0.07	0.04	0.09
Net realized and unrealized gain (loss) of investments	2.21	(0.30)	1.28	2.39	(1.71)

Total from investment operations	2.33	(0.21)	1.35	2.43	(1.62)

Less Distributions
Distributions from net investment income	(0.09)	(0.07)	(0.05)	0.00	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.16)
Distributions in excess of net realized capital gains	0.00	0.00	0.00	0.00	(0.10)

Total distributions	(0.09)	(0.07)	(0.05)	0.00	(0.34)

Net Asset Value, End of Period	$15.28	$13.04	$13.32	$12.02	$9.59

Total Return (%)	17.9	(1.5)	11.3	25.3	(14.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.93	0.94	0.98	0.98
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.94	0.93	0.93	0.96	0.97
Ratio of net investment income to average net assets (%)	0.77	0.70	0.68	0.60	0.67
Portfolio turnover rate (%)	14	13	16	13	30
Net assets, end of period (000)	$135,484	$137,739	$147,376	$99,196	$24,936

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Harris Oakmark Large Cap Value Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Harris Oakmark Large Cap Value Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-11

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-12

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-13

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Harris Oakmark Large Cap Value Portfolio had no capital loss carryovers as follows:

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$4,416,456	$3,500,576	$—	$—	$—	$—	$4,416,456	$3,500,576

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$5,282,600	$20,574,123	$156,641,766	$—	$182,498,489

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Harris Oakmark Large Cap Value Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$86,594,867	$0	$81,748,185

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Harris Oakmark Large Cap Value	$4,550,752	0.750%	Of the first $250 million
		0.700%	On amounts in excess of $250 million

MSF-14

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Harris Associates, L.P. is compensated to provide subadvisory services for the Harris Oakmark Large Cap Value Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Harris Oakmark Large Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Harris Oakmark Large Cap Value Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Harris Oakmark Large Cap Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-16

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of Harris Oakmark Large Cap Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	41,915,053.143	1,236,429.725	1,004,890.890	44,156,373.758

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	42,166,338.898	1,089,392.995	900,641.865	44,156,373.758

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	42,213,095.529	1,057,758.225	885,520.004	44,156,373.758

4. To eliminate the Fundamental Investment Restrictions relating to Options.	41,961,726.965	1,317,084.443	877,562.350	44,156,373.758

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	42,067,509.790	1,218,537.882	870,326.086	44,156,373.758

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	42,240,022.137	1,042,073.704	874,277.917	44,156,373.758

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	42,171,066.207	1,050,563.549	934,744.002	44,156,373.758

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	42,134,126.113	1,111,608.903	910,638.742	44,156,373.758

9. To revise the Fundamental Investment Restrictions relating to Commodities.	42,064,107.055	1,199,026.988	893,239.715	44,156,373.758

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-21

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-22

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-23

Metropolitan Series Fund, Inc.

Harris Oakmark Large Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Metropolitan Series Fund, Inc. Jennison Growth Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Jennison Growth Portfolio returned 2.8%, compared to its benchmark, the Russell 1000 Growth Index,1 which returned 9.1%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe,2 was 6.3% over the same period.

PORTFOLIO REVIEW

The U.S. economy was strong in the first quarter of 2006; however, perceptions about the prospects for growth, inflation, and interest rates fluctuated between May and the end of the year. The economy continued to expand, but at a slower pace. After raising its target for the fed funds rate (the overnight lending rate for banks) by 0.25% each time it met for more than two years, the Federal Open Market Committee took no action at its meetings in the second half of the year. The significance of this pause was the subject of debate between those pointing to signs of economic strength and inflation and those already seeing deceleration. A marked decline in oil and natural gas prices and moderation in the prices of other commodities lifted consumer confidence as 2006 drew to a close, allaying worries that consumer spending would wane. On the negative side, the housing and automotive sectors posted their weakest showings in many years.

The Portfolio’s advance in the 12 months ended December 31, 2006 fell short of gains made by the Russell 1000® Growth Index. Among the benchmark’s major sectors, financials, consumer discretionary, and industrials made the largest gains. Advances by health care, energy, and information technology were comparatively modest. Holdings in the financials, consumer discretionary, and energy sectors made the greatest contributions to the Portfolio’s positive returns. Health care, information technology, and consumer staples holdings declined. Weak stock selection, especially in information technology but also in health care and the consumer sectors, detracted from the Portfolio’s performance. Stock selection worked well in the financials and energy sectors.

Relative to our universe of large capitalization growth stocks, 2006 was ungratifying despite the positive returns of the Portfolio. Much of our underperformance against the benchmark was due to varying degrees of valuation compression, as generally strong growth in corporate profits was met with tepid share price gains, leaving many companies’ price/earnings ratios in December lower than at the beginning of the year. Some of this can be ascribed to concerns about a possible resurgence in inflation and its impact on long-duration assets such as growth stocks; this was clearly the case during the first seven months of the year. Only after the Fed’s mid-July pause in interest rate hikes did many of our holdings begin to recover.

Technology presented a particular challenge, as a number of our holdings in this sector suffered from the impact of weaker-than-expected demand and concerns about options backdating. Strong advances by Cisco Systems and Apple were offset by weakness in Yahoo!, Marvell Technology, eBay, and Corning. Shares of Cisco Systems surged on strong revenue and earnings growth. The company is the world’s No. 1 maker of routers and switches that direct internet traffic and enable computer networks.

Apple saw extraordinary growth, driven by the continued strength of iPod sales, which have created a “halo effect” for Macintosh computer sales. Apple has been introducing new products at a rapid pace. Other new product introductions have expanded into the video, photography, and mobile phone product categories.

Internet giant Yahoo! tumbled after delaying the launch of its new advertising technology. The new ad platform is seen as a way for Yahoo! to improve the profitability of the ads it places next to its internet search results. The stock slid further in mid September, after the company announced that profit and sales in the third quarter would be at the low end of its forecast because of slower advertising demand in some industries. We began trimming our position in Yahoo! shares in July and eliminated all holdings in September.

Semiconductor provider Marvell Technology was hit by restricted stock options investigations and worries of slowing demand. Doubts about the logic of the Intel communications business acquisition also weighed on the stock.

eBay suffered from signs that search engines and other internet vehicles are eroding its online auction business. In addition, its PayPal business faces serious competition and investors have become concerned about the impact on profitability of eBay Express, a shopping-cart feature that permits buyers to select items from multiple sellers. We began reducing our position in eBay in April and exited it completely in July.

Corning suffered as weak pricing for glass panels used in LCD televisions and computer monitors offset robust unit demand.

The performance of selected health care holdings, too, was disappointing. UnitedHealth Group (UNH) was hurt by investigations into the granting of stock options and other compensation for executive officers. After scaling back our exposure to UNH in April, we eliminated the position in May.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 1000® Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Managed by Jennison Associates, LLC

Portfolio Manager Commentary*—(Continued)

St. Jude Medical suffered from a disruption in the U.S. implantable cardioverter defibrillator (ICD) market in the wake of Guidant’s device recalls in late 2005.

Whole Foods Market was the Portfolio’s chief detractor in the consumer sectors. The operator of the largest chain of natural and organic food stores in the United States fell short of third-quarter revenue forecasts, posted a slower rate of same-store sales gains, and cut its sales growth forecast for fiscal 2007, citing recent results, current sales trends, and difficult comparisons. Whole Foods also projected that materially higher pre-opening and relocation costs will have a significant impact on earnings per share (EPS) growth in 2007.

The financials sector proved to be a strong contributor to return, as our capital markets holdings posted record-setting results on surging profits growth. Goldman Sachs’ earnings exceeded analysts’ estimates in three consecutive quarters, as robust investment banking performance helped offset a summer trading slump. Revenue surpassed expectations on strong equity and debt underwriting.

Surging profits at Merrill Lynch, the largest U.S. brokerage, topped Wall Street projections. Investment bank revenue has been strong, in part on strong commodity revenues; the retail broker unit has performed well in choppy conditions.

Charles Schwab also reported strong business activity and earnings. The company’s ongoing turnaround and the positive expense leverage from prior headcount reductions have delivered what we consider to be solid results.

New York Stock Exchange (NYSE) shares soared (the company not the index) amid growing optimism that the world’s largest equities exchange will gain regulatory and shareholder approval for a merger with Euronext NV. If the proposed merger materializes, The NYSE would have unprecedented scale and global presence, as well as exposure to the lucrative derivatives stream.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

MSF-3

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 1000 GROWTH INDEX

Average Annual Returns as of December 31, 2006

	Jennison Growth Portfolio			Russell 1000 Growth Index
	Class A	Class B	Class E
1 Year	2.8%	2.5%	2.6%	9.1%
Since Inception	5.5	5.2	14.1	5.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/02, 5/1/02 and 4/27/05, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Google, Inc. (Class A)	4.2%
Microsoft Corp.	3.5%
Cisco Systems, Inc.	3.2%
The Walt Disney Co.	3.1%
Adobe Systems, Inc.	3.0%
General Electric Co.	2.9%
Roche Holding AG (ADR)	2.8%
Gilead Sciences, Inc.	2.8%
PepsiCo, Inc.	2.7%
Apple Computer, Inc.	2.5%

Top Sectors

% of Total Market Value
Information Technology	30.0%
Health Care	21.0%
Consumer Discretionary	16.0%
Financials	15.0%
Consumer Staples	6.0%
Industrials	6.0%
Energy	2.0%
Materials	1.0%
Cash/Other	3.0%

MSF-4

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Jennison Growth—Class A	Actual	0.69%	$1,000.00	$1,095.70	$3.64
	Hypothetical	0.69%	$1,000.00	$1,021.69	$3.52

Jennison Growth—Class B	Actual	0.94%	$1,000.00	$1,094.50	$4.96
	Hypothetical	0.94%	$1,000.00	$1,020.41	$4.79

Jennison Growth—Class E	Actual	0.84%	$1,000.00	$1,094.10	$4.43
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period,

multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-5

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—97.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—3.5%
Boeing Co.	320,800	$28,499,872
United Technologies Corp.	277,100	17,324,292

		45,824,164

Beverages—2.7%
PepsiCo, Inc.	565,300	35,359,515

Biotechnology—5.4%
Amgen, Inc. (a)	96,000	6,557,760
Genentech, Inc. (a)	355,700	28,857,941
Gilead Sciences, Inc. (a)	563,900	36,614,027

		72,029,728

Capital Markets—8.0%
Merrill Lynch & Co., Inc.	258,000	24,019,800
The Charles Schwab Corp.	1,343,100	25,975,554
The Goldman Sachs Group, Inc.	118,300	23,583,105
UBS AG	544,000	32,819,520

		106,397,979

Chemicals—0.8%
Monsanto Co.	204,700	10,752,891

Communications Equipment—8.9%
Cisco Systems, Inc. (a)	1,558,100	42,582,873
Corning, Inc. (a)	549,100	10,273,661
Motorola, Inc.	522,600	10,744,656
Qualcomm, Inc.	830,500	31,384,595
Research In Motion, Ltd. (a)	178,500	22,808,730

		117,794,515

Computers & Peripherals—3.7%
Apple Computer, Inc. (a)	397,900	33,757,836
Hewlett-Packard Co.	380,800	15,685,152

		49,442,988

Consumer Finance—1.9%
American Express Co.	421,000	25,542,070

Diversified Financial Services—2.5%
IntercontinentalExchange, Inc. (a)	97,900	10,563,410
NYSE Group, Inc. (a) (b)	231,100	22,462,920

		33,026,330

Electronic Equipment & Instruments—0.8%
Agilent Technologies, Inc. (a)	309,400	10,782,590

Energy Equipment & Services—1.1%
Schlumberger, Ltd.	219,700	13,876,252

Food & Staples Retailing—0.9%
Whole Foods Market, Inc.	262,300	12,309,739

Security Description	Shares	Value*

Health Care Equipment & Supplies—4.0%
Alcon, Inc.	245,400	$27,428,358
Baxter International, Inc.	70,300	3,261,217
St. Jude Medical, Inc. (a)	600,200	21,943,312

		52,632,887

Health Care Providers & Services—3.6%
Caremark Rx, Inc.	106,400	6,076,504
CIGNA Corp.	82,300	10,828,211
WellPoint, Inc. (a)	383,000	30,138,270

		47,042,985

Hotels, Restaurants & Leisure—3.5%
International Game Technology	125,700	5,807,340
Marriott International, Inc. (Class A)	488,000	23,287,360
Starbucks Corp. (a)	473,900	16,785,538

		45,880,238

Household Products—2.0%
The Procter & Gamble Co.	420,082	26,998,670

Industrial Conglomerates—2.9%
General Electric Co.	1,048,800	39,025,848

Insurance—2.4%
American International Group, Inc.	434,500	31,136,270

Internet Software & Services—4.2%
Google, Inc. (Class A) (a)	120,800	55,625,984

IT Services—0.7%
Infosys Technologies Ltd. (ADR) (b)	173,200	9,449,792

Media—4.5%
News Corp. (Class A)	905,100	19,441,548
The Walt Disney Co.	1,188,500	40,729,895

		60,171,443

Multiline Retail—2.6%
Federated Department Stores, Inc.	346,700	13,219,671
Target Corp.	364,300	20,783,315

		34,002,986

Oil, Gas & Consumable Fuels—1.1%
Occidental Petroleum Corp.	291,300	14,224,179

Pharmaceuticals—8.2%
Abbott Laboratories	520,200	25,338,942
Novartis AG (ADR)	446,200	25,629,728
Roche Holding AG (ADR)	419,000	37,499,578
Wyeth	397,100	20,220,332

		108,688,580

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—3.0%
Broadcom Corp. (Class A) (a)	544,350	$17,587,949
Marvell Technology Group, Ltd. (a)	1,154,800	22,160,612

		39,748,561

Software—9.1%
Adobe Systems, Inc. (a)	981,900	40,375,728
Electronic Arts, Inc. (a)	286,200	14,413,032
Microsoft Corp.	1,540,800	46,008,288
SAP AG (ADR)	373,500	19,832,850

		120,629,898

Specialty Retail—1.3%
Lowe’s Cos., Inc.	504,300	15,708,945
Williams-Sonoma, Inc. (b)	56,200	1,766,928

		17,475,873

Textiles, Apparel & Luxury Goods—3.7%
Coach, Inc. (a)	671,800	28,860,528
Nike, Inc. (Class B)	209,200	20,717,076

		49,577,604

Wireless Telecommunication Services—0.5%
NII Holdings, Inc. (a) (b)	99,300	6,398,892

Total Common Stock (Identified Cost $1,109,416,220)		1,291,849,451

Short Term Investments—1.8%
Security Description	Face Amount	Value*

Repurchase Agreement—1.8%
State Street Repurchase Agreement dated 12/29/06 at 2.500% to be repurchased at $24,483,799 on 01/02/07, collateralized by $18,495,000 U.S. Treasury Bond 7.625% due 02/15/25 with a value of $24,968,250	$24,477,000	$24,477,000

Total Short Term Investments (Identified Cost $24,477,000)		24,477,000

Total Investments—99.3% (Identified Cost $1,133,893,220) (c)		1,316,326,451
Other assets less liabilities		9,014,076

Total Net Assets—100%		$1,325,340,527

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $ 35,589,369 and the collateral received consisted of cash in the amount of $ 36,441,977.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,138,409,977 and the composition of unrealized appreciation and depreciation of investment securities was $197,873,651 and $(19,957,177), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,316,326,451
Cash		839
Collateral for securities loaned		36,441,977
Receivable for:
Securities sold		11,490,409
Fund shares sold		1,277,667
Accrued interest and dividends		1,262,690
Foreign taxes		11,373

Total Assets		1,366,811,406
Liabilities
Payable for:
Fund shares redeemed	$1,158,515
Securities purchased	2,883,660
Return of collateral for securities loaned	36,441,977
Accrued expenses:
Management fees	702,643
Service and distribution fees	67,603
Deferred directors’ fees	3,993
Other expenses	212,488

Total Liabilities		41,470,879

Net Assets		$1,325,340,527

Net assets consists of:
Capital paid in		$1,090,242,683
Undistributed net investment income		2,583,384
Accumulated net realized gains		50,081,229
Unrealized appreciation on investments		182,433,231

Net Assets		$1,325,340,527

Computation of offering price:
Class A
Net asset value and redemption price per share ($1,012,195,759 divided by 79,646,736 shares outstanding)		$12.71

Class B
Net asset value and redemption price per share ($300,052,029 divided by 23,756,969 shares outstanding)		$12.63

Class E
Net asset value and redemption price per share ($13,092,739 divided by 1,033,229 shares outstanding)		$12.67

Identified cost of investments		$1,133,893,220

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$9,804,850	(a)
Interest		1,617,963	(b)

		11,422,813
Expenses
Management fees	$7,391,415
Service and distribution fees—Class B	763,811
Service and distribution fees—Class E	19,137
Directors’ fees and expenses	23,232
Custodian	146,527
Audit and tax services	27,529
Legal	21,865
Printing	413,734
Insurance	19,825
Miscellaneous	7,555

Total expenses	8,834,630
Expense reductions	(232,271)	8,602,359

Net Investment Income		2,820,454

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		52,229,378
Unrealized depreciation on:
Investments—net		(14,447,465)

Net gain		37,781,913

Net Increase in Net Assets From Operations		$40,602,367

(a)	Net of foreign taxes of $341,731.
(b)	Includes income on securities loaned of $415,552.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income (loss)	$2,820,454	$(291,564)
Net realized gain	52,229,378	81,924,147
Unrealized appreciation (depreciation)	(14,447,465)	53,622,680

Increase in net assets from operations	40,602,367	135,255,263

From Distributions to Shareholders
Net investment income
Class A	0	(2,574,179)

Net realized gain
Class A	(707,216)	0
Class B	(274,942)	0
Class E	(11,628)	0

	(993,786)	0

Total distributions	(993,786)	(2,574,179)

Increase in net assets from capital share transactions	218,479,071	99,282,826

Total increase in net assets	258,087,652	231,963,910

Net Assets
Beginning of the period	1,067,252,875	835,288,965

End of the period	$1,325,340,527	$1,067,252,875

Undistributed Net Investment Income (Loss)
End of the period	$2,583,384	$(4,799)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	26,232,431	$318,021,193	19,312,734	$210,233,950
Shares issued through acquisition	0	0	4,750,559	48,020,246
Reinvestments	56,896	707,216	253,864	2,574,179
Redemptions	(7,907,561)	(96,449,068)	(9,302,078)	(105,820,987)

Net increase	18,381,766	$222,279,341	15,015,079	$155,007,388

Class B
Sales	7,138,513	$86,369,123	5,282,443	$59,532,135
Shares issued through acquisition	0	0	860,671	9,446,761
Reinvestments	22,209	274,942	0	0
Redemptions	(7,419,983)	(90,496,527)	(12,556,952)	(134,368,070)

Net decrease	(259,261)	$(3,852,462)	(6,413,838)	$(65,389,174)

Class E
Sales	338,542	$4,114,419	277,389	$3,251,480
Shares issued through acquisition	0	0	1,035,812	9,729,050
Reinvestments	937	11,628	0	0
Redemptions	(338,412)	(4,073,855)	(281,039)	(3,315,918)

Net increase	1,067	$52,192	1,032,162	$9,664,612

Increase derived from capital share transactions		$218,479,071		$99,282,826

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.38	$10.92	$10.01	$7.71	$10.00

Income From Investment Operations
Net investment income	0.03	0.00	0.03	0.02	0.02
Net realized and unrealized gain (loss) of investments	0.31	1.51	0.89	2.30	(2.31)

Total from investment operations	0.34	1.51	0.92	2.32	(2.29)

Less Distributions
Distributions from net investment income	0.00	(0.05)	(0.01)	(0.02)	0.00
Distributions from net realized capital gains	(0.01)	0.00	0.00	0.00	0.00

Total distributions	(0.01)	(0.05)	(0.01)	(0.02)	0.00

Net Asset Value, End of Period	$12.71	$12.38	$10.92	$10.01	$7.71

Total Return (%)	2.8	13.9	9.2	30.1	(22.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.69	0.69	0.71	0.73	0.74	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.67	0.68	0.69	0.70	0.68	(c)
Ratio of net investment income to average net assets (%)	0.31	0.04	0.41	0.17	0.31	(c)
Portfolio turnover rate (%)	66	60	68	68	82	(c)
Net assets, end of period (000)	$1,012,196	$758,316	$504,940	$343,253	$283,320

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.33	$10.86	$9.97	$7.70	$10.00

Income From Investment Operations
Net investment income (loss)	0.01	(0.02)	0.04	(0.00)	0.00
Net realized and unrealized gain (loss) of investments	0.30	1.49	0.85	2.28	(2.30)

Total from investment operations	0.31	1.47	0.89	2.28	(2.30)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.01)	0.00
Distributions from net realized capital gains	(0.01)	0.00	0.00	0.00	0.00

Total distributions	(0.01)	0.00	0.00	(0.01)	0.00

Net Asset Value, End of Period	$12.63	$12.33	$10.86	$9.97	$7.70

Total Return (%)	2.5	13.5	8.9	29.7	(23.0	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.94	0.94	0.96	0.98	0.99	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	0.93	0.94	0.95	0.93	(c)
Ratio of net investment income (loss) to average net assets (%)	0.06	(0.21)	0.29	(0.11)	0.06	(c)
Portfolio turnover rate (%)	66	60	68	68	82	(c)
Net assets, end of period (000)	$300,052	$296,178	$330,349	$256,079	$57,259

(a)	Commencement of operations was May 1, 2002 for Classes A and B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$12.36	$10.16

Income From Investment Operations
Net investment income (loss)	0.02	(0.01)
Net realized and unrealized gain on investments	0.30	2.21

Total from investment operations	0.32	2.20

Less Distributions
Distributions from net realized capital gains	(0.01)	0.00

Total distributions	(0.01)	0.00

Net Asset Value, End of Period	$12.67	$12.36

Total Return (%)	2.6	21.7	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.84	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.82	0.82	(c)
Ratio of net investment income (loss) to average net assets (%)	0.24	(0.15	)(c)
Portfolio turnover rate (%)	66	60
Net assets, end of period (000)	$13,093	$12,758

(a)	Commencement of operations was April 27, 2005 for Class E.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Jennison Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Jennison Growth Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-12

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-13

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Porfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Jennison Growth Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$—	$2,443,886	$993,786	$130,293	$—	$—	$993,786	$2,574,179

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$5,832,732	$51,353,544	$177,916,474	$—	$235,102,750

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Jennison Growth Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$966,311,529	$0	$759,714,342

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Jennison Growth	$7,391,415	0.700%	Of the first $200 million
		0.650%	Of the next $300 million
		0.600%	Of the next $1.5 billion
		0.550%	On amounts in excess of $2 billion

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Jennison Associates, LLC is compensated to provide subadvisory services for the Jennison Growth Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On April 30, 2005, the Portfolio acquired all of the assets of the Metropolitan Series Fund Met/Putnam Voyager Portfolio (“MSF Met/Putnam Voyager”) pursuant to a plan of reorganization approved on April 30, 2005. The acquisition was accomplished by a tax free exchange of 4,750,559 Class A shares of the Portfolio (valued at $48.0 million) in exchange for 11,080,448 Class A shares of MSF Met/Putnam Voyager (valued at $48.0 million); 860,671 Class B shares of the Portfolio (valued at $9.4 million) in exchange for 2,011,547 Class B shares of MSF Met/Putnam Voyager (valued at $9.4 million) and 1,035,812 Class E shares of the Portfolio (valued at $9.7 million) in exchange for 2,421,535 Class E shares of MSF Met/Putnam Voyager (valued at $9.7 million).

The aggregate net assets of the Portfolio and MSF Met/Putnam Voyager immediately before the acquisition were $802,773,484 and $67,506,371, respectively. The aggregate net assets of the Portfolio immediately after the acquisition were $870,279,855, which includes $310,314 of acquired unrealized appreciation on investments. The total cost of acquired securities was $66,105,236.

MSF-16

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Jennison Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Jennison Growth Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Jennison Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-18

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-23

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-24

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-25

Metropolitan Series Fund, Inc.

Jennison Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Fund, Inc. Lehman Brothers Aggregate Bond Index Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Lehman Brothers Aggregate Bond Index Portfolio returned 4.1%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index,1 which returned 4.3% over the same period.

PORTFOLIO REVIEW

2006 was a year divided, with a weak first half and a strong second half. The first half was strained by inflation concerns, four Fed tightenings, a bond market sell off, higher commodity prices, and housing market uncertainty. For the six-month period ending June 30, 2006, interest rates were up an average of 0.77% along the yield curve. The second half was highlighted by a prolonged Fed pause, a decline in oil prices, and low interest rate volatility, which all fueled a bond market rally. With the exception of the short end of the yield curve (as defined by the 3-month Treasury), interest rates were down an average of 0.34%, for the six-month period ending December 31, 2006.

For the full-year, interest rates were up an average of 0.48% along the yield curve. The yield curve (between 2 and 30 years) was flatter by 0.13% at year-end, resulting in both the 2-year and 30-year Treasuries yielding 4.81% (up from 4.40% on December 30, 2005 for the 2-year and up from 4.54% for the 30-year). Following the June meeting in which the Fed Funds Target Rate was raised to 5.25%, the Fed held the rate static and changed rhetoric, concluding that economic growth was moderating and inflation pressures fueled by energy and commodity prices would moderate over time.

There were two key themes for the spread (non-Treasury) sectors in 2006: all posted positive excess returns, indicating outperformance versus comparable duration Treasuries, and all experienced significant yield spread tightening (decrease) over the twelve-month period.

Commercial Mortgage-Backed Securities (CMBS) was the strongest sector for the year on an excess return basis. The sector’s strong performance was bolstered by sustained strength in commercial real estate fundamentals.

Corporate was the second strongest performer for 2006 on an excess return basis. The sector was most affected by the divergent half-year periods, as the sector was the second weakest performer in the first half and the strongest performer in the second half. The sector weathered increased merger and acquisition activity along with inflation concerns, but also benefited from tighter spreads and the Fed pause. Corporate bonds with a credit rating of BBB were the strongest performer within the sector on an excess return basis (1.46% compared to 1.18% for AA, 1.15% for A, and 0.90% for AAA).

Mortgage-Backed Securities (MBS) had a solid year backed by strong investor demand and low interest rate volatility. Asset-Backed Securities (ABS) had the second weakest “relative” performance for the year resulting from sluggish home appreciation and questionable economic data regarding the financial fitness of the U.S. consumer.

The Government-Related sector posted the weakest excess return for 2006. Agencies made headlines at year-end, as Fannie Mae completed its $7.9 billion restatement of earnings from 2001 through 2004. The restatement brought the government-chartered company closer to resolving the accounting scandal under investigation since 2004.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2006

	Lehman Brothers Aggregate Bond Index Portfolio			Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E
1 Year	4.1%	3.8%	3.9%	4.3%
5 Years	4.8	4.5	4.6	5.1
Since Inception	5.2	4.8	4.9	5.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception returns are based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	21.8%
U.S. Treasury Notes	18.6%
Federal Home Loan Mortgage Corp.	12.0%
Federal Home Loan Bank	7.6%
U.S. Treasury Bonds	5.2%
Government National Mortgage Association	4.0%
Citigroup Commercial Mortgage Trust	1.0%
JPMorgan Chase Commercial Mortgage Securities Corp.	0.9%
Wachovia Bank National Association	0.9%
General Electric Capital Corp.	0.9%

Top Sectors

% of Market Value
Mortgage Backed Securities	34.8%
U.S. Treasury	24.0%
Government Related	14.5%
Industrial	9.2%
Finance	8.4%
Commercial Mortgage Backed	5.1%
Utility	2.2%
Asset Backed	1.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Lehman Brothers Aggregate Bond Index—Class A	Actual	0.31%	$1,000.00	$1,049.80	$1.60
	Hypothetical	0.31%	$1,000.00	$1,023.63	$1.58

Lehman Brothers Aggregate Bond Index—Class B	Actual	0.56%	$1,000.00	$1,048.50	$2.89
	Hypothetical	0.56%	$1,000.00	$1,022.35	$2.85

Lehman Brothers Aggregate Bond Index—Class E	Actual	0.46%	$1,000.00	$1,049.00	$2.38
	Hypothetical	0.46%	$1,000.00	$1,022.86	$2.35

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—98.6% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.4%
Lockheed Martin Corp. 7.375%, 04/15/13	$900,000	$992,740
8.200%, 12/01/09 (a)	700,000	754,110
Raytheon Co. 6.150%, 11/01/08	1,925,000	1,953,129
6.750%, 08/15/07	233,000	234,716
The Boeing Co. 7.250%, 06/15/25	460,000	546,584
United Technologies Corp. 7.500%, 09/15/29	200,000	245,812

		4,727,091

Airlines—0.1%
Southwest Airlines Co. 6.500%, 03/01/12	750,000	778,085

Asset Backed—1.4%
BMW Vehicle Owner Trust 3.320%, 02/25/09	1,500,000	1,485,563
4.280%, 02/25/10	2,700,000	2,664,387
California Infrastructure-Pacific Gas & Electric Co. 6.480%, 12/26/09	137,798	138,832
Capital One Master Trust 4.900%, 03/15/10	3,000,000	2,996,304
Capital One Multi-Asset Execution Trust 4.850%, 11/15/13	3,000,000	2,980,170
CenterPoint Energy Transition Bond Co., LLC 5.160%, 09/15/11	500,000	500,290
Centex Home Equity Loan Trust 3.750%, 12/25/31	93,701	92,535
Chase Funding Mortgage Loan 3.303%, 11/25/29	291,857	287,728
4.585%, 05/25/15	2,000,000	1,928,360
6.550%, 03/25/13	148,077	147,568
Detroit Edison Co. 6.190%, 03/01/13	435,000	447,898
MBNA Credit Card Master Trust 4.200%, 09/15/10	2,300,000	2,272,308

		15,941,943

Automobiles—0.3%
DaimlerChrysler North America Holdings Corp. 7.750%, 01/18/11	2,600,000	2,785,104
8.000%, 06/15/10 (a)	350,000	374,553

		3,159,657

Beverages—0.2%
Anheuser Busch Cos., Inc. 5.000%, 01/15/15	1,950,000	1,880,637
Coca-Cola Enterprises, Inc. 6.950%, 11/15/26	300,000	335,812
Pepsi Bottling Group, Inc. 7.000%, 03/01/29 (a)	300,000	342,126

		2,558,575

Security Description	Face Amount	Value*

Building Products—0.3%
Masco Corp. 6.125%, 10/03/16	$2,950,000	$2,970,095

Capital Markets—1.2%
Donaldson Lufkin & Jenrette 6.500%, 06/01/08	300,000	304,630
JPMorgan Chase & Co. 5.250%, 05/30/07	500,000	499,809
6.750%, 02/01/11	250,000	263,403
Lehman Brothers Holdings, Inc. 3.600%, 03/13/09	4,250,000	4,111,141
Merrill Lynch & Co. 6.050%, 05/16/16	3,000,000	3,111,766
6.375%, 10/15/08	250,000	254,377
6.500%, 07/15/18	200,000	215,597
Morgan Stanley 7.250%, 04/01/32	1,150,000	1,355,852
Paine Webber Group, Inc. 6.550%, 04/15/08	340,000	344,812
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,000,000	1,018,697
6.125%, 02/15/33 (a)	2,075,000	2,122,797
6.650%, 05/15/09	750,000	773,277

		14,376,158

Chemicals—0.2%
Chevron Phillips Chemical Co., LLC 5.375%, 06/15/07	2,000,000	1,998,160
E. I. du Pont de Nemours & Co. 6.875%, 10/15/09	300,000	313,349
Praxair, Inc. 6.625%, 10/15/07	500,000	504,488

		2,815,997

Commercial Banks—3.1%
ABN-AMRO Bank NV (New York Branch) 7.125%, 10/15/93	500,000	558,937
7.750%, 05/15/23	230,000	278,090
Bank of America Corp. 4.750%, 08/15/13 (a)	1,000,000	968,247
5.125%, 11/15/14	1,000,000	985,367
5.250%, 02/01/07	500,000	499,944
5.750%, 08/15/16	2,850,000	2,910,117
7.400%, 01/15/11	300,000	322,832
7.800%, 02/15/10	150,000	161,219
Bank One Corp. 2.625%, 06/30/08	3,575,000	3,440,066
5.500%, 03/26/07	500,000	500,039
7.600%, 05/01/07	1,500,000	1,510,244
Bank One Texas 6.250%, 02/15/08	800,000	807,422
Chase Manhattan Corp. 7.125%, 02/01/07	151,000	151,182
Equitable Cos., Inc. 6.500%, 04/01/08	250,000	253,345

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Banks—(Continued)
Fleet National Bank 5.750%, 01/15/09	$500,000	$504,877
HSBC Holdings, Plc. 5.250%, 12/12/12	5,050,000	5,028,402
7.500%, 07/15/09	2,200,000	2,316,805
MBNA America National Bank 7.125%, 11/15/12	1,000,000	1,087,085
RBS Capital Trust II 6.425%, 12/29/49 (a) (b)	1,375,000	1,415,392
Wachovia Bank National Association 4.800%, 11/01/14	3,100,000	2,968,071
4.875%, 02/01/15 (a)	3,000,000	2,878,024
Wells Fargo & Co. 5.000%, 11/15/14	2,000,000	1,948,590
5.125%, 02/15/07	500,000	499,815
5.125%, 09/01/12	500,000	496,165
Wells Fargo Bank, N.A. 4.750%, 02/09/15	3,065,000	2,930,748

		35,421,025

Commercial Mortgage-Backed Securities—4.8%
Bear Stearns Commercial Mortgage Securities, Inc. 5.540%, 09/11/41	3,000,000	3,043,356
5.610%, 11/15/33	500,000	507,032
6.480%, 02/15/35	500,000	521,106
Bear Stearns Commercial Mortgage Securities, Inc. 7.080%, 06/15/09	800,000	826,999
7.780%, 02/15/32	200,000	212,200
Chase Commercial Mortgage Securities Corp. 6.390%, 11/18/30	229,837	232,988
Citigroup Commercial Mortage Trust 5.226%, 07/15/44 (b)	2,000,000	1,995,427
5.292%, 04/15/40 (b)	1,000,000	1,009,466
5.362%, 01/15/46 (b)	4,000,000	4,021,022
5.720%, 03/15/49	3,800,000	3,924,986
Credit Suisse First Boston Mortgage 3.382%, 05/15/38	2,000,000	1,894,379
5.100%, 08/15/15	3,000,000	2,948,767
5.827%, 06/15/38 (b)	3,000,000	3,118,663
First Union Commercial Mortgage Trust 6.070%, 10/15/35	449,591	453,458
First Union Lehman Brothers Commercial Mortgage Trust 6.560%, 11/18/35	342,482	345,787
Greenwich Capital Commercial Funding Corp. 4.022%, 01/05/36	2,210,000	2,152,613
4.305%, 08/10/42	2,000,000	1,950,554
5.317%, 06/10/36 (b)	1,000,000	1,001,416
JPMorgan Chase Commercial Mortgage Securities Corp. 3.972%, 05/12/35	4,312,619	4,181,937
4.275%, 01/12/37	1,122,014	1,093,569
4.393%, 07/12/37	3,686,904	3,589,415
6.044%, 11/15/35	603,894	613,965

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
LB-UBS Commercial Mortgage Trust 4.254%, 07/15/27 (b)	$1,650,000	$1,590,318
4.367%, 03/15/36	3,000,000	2,838,872
6.462%, 03/15/31	500,000	525,698
6.653%, 11/15/27	2,000,000	2,101,622
Lehman Brothers Commercial Conduit Mortgage Trust 6.210%, 10/15/35	242,954	245,504
Morgan Stanley Capital I, Inc. 4.989%, 08/13/42	1,000,000	976,865
6.540%, 07/15/30	573,468	579,325
6.550%, 03/15/30	152,808	153,402
Morgan Stanley Dean Witter Capital I Trust 4.800%, 09/15/37	487,762	481,715
7.200%, 10/15/33	700,000	735,847
Salomon Brothers Commercial Mortgage Trust 5.045%, 03/18/36	500,000	494,145
6.428%, 12/18/35	1,000,000	1,037,599
Wachovia Bank Commercial Mortgage Trust 5.083%, 03/15/42 (b)	3,000,000	2,948,627
6.287%, 04/15/34	1,445,000	1,508,863

		55,857,507

Commercial Services & Supplies—0.1%
USA Waste Services, Inc. 7.000%, 07/15/28	1,265,000	1,367,065

Communications Equipment—0.1%
Motorola, Inc. 6.500%, 11/15/28 (a)	900,000	956,665
7.625%, 11/15/10	135,000	145,544

		1,102,209

Consumer Finance—0.5%
Household Finance Corp. 4.750%, 05/15/09	2,500,000	2,474,614
5.750%, 01/30/07	500,000	500,161
7.000%, 05/15/12	100,000	107,744
8.000%, 07/15/10	300,000	326,100
SLM Corp. 5.050%, 11/14/14	1,950,000	1,893,914

		5,302,533

Diversified Financial Services—3.7%
American General Finance Corp. 5.375%, 10/01/12	6,500,000	6,478,205
Associates Corp. North America 6.250%, 11/01/08 (a)	600,000	609,886
6.950%, 11/01/18	1,700,000	1,898,922
Bear Stearns Co., Inc. 5.700%, 01/15/07	500,000	500,023
5.700%, 11/15/14	900,000	915,091
7.800%, 08/15/07	250,000	253,712
Bell Atlantic Financial Services, Inc. 7.600%, 03/15/07	300,000	301,236

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
BellSouth Capital Funding Corp. 7.750%, 02/15/10	$750,000	$801,463
7.875%, 02/15/30 (a)	250,000	289,825
CIT Group, Inc. 7.750%, 04/02/12	2,050,000	2,262,429
Citigroup, Inc. 3.500%, 02/01/08	500,000	490,732
6.200%, 03/15/09	750,000	765,556
7.250%, 10/01/10	250,000	266,863
Countrywide Funding Corp. 5.625%, 05/15/07	500,000	500,381
Devon Financing Corp. 6.875%, 09/30/11	1,900,000	2,008,300
Duke Capital 7.500%, 10/01/09	3,925,000	4,128,675
General Electric Capital Corp. 5.000%, 11/15/11	4,000,000	3,965,398
5.375%, 03/15/07	400,000	400,047
5.450%, 01/15/13 (a)	1,800,000	1,818,916
6.000%, 06/15/12	1,000,000	1,035,062
6.750%, 03/15/32	2,300,000	2,637,748
7.500%, 08/21/35	100,000	124,430
Heller Financial, Inc. 7.375%, 11/01/09	350,000	369,234
JPMorgan Chase & Co. 5.350%, 03/01/07	350,000	349,929
Mellon Funding Corp. 6.400%, 05/14/11	250,000	261,157
National Rural Utilities Cooperative Finance Corp. 6.200%, 02/01/08	1,000,000	1,008,148
8.000%, 03/01/32	300,000	384,407
Southern Co. Capital Funding 5.300%, 02/01/07	500,000	499,796
Sprint Capital Corp. 6.900%, 05/01/19	1,500,000	1,544,507
7.625%, 01/30/11	400,000	428,829
8.375%, 03/15/12	3,350,000	3,726,940
Unilever Capital Corp. 7.125%, 11/01/10	300,000	317,229
Verizon Global Funding Corp. 7.750%, 12/01/30	1,560,000	1,828,940

		43,172,016

Diversified Telecommunication Services—0.5%
Alltel Corp. 6.800%, 05/01/29	500,000	469,486
7.875%, 07/01/32	500,000	523,546
BellSouth Corp. 6.550%, 06/15/34	1,850,000	1,895,402
SBC Communications, Inc. 5.875%, 02/01/12	2,400,000	2,448,442
Verizon New England, Inc. 6.500%, 09/15/11 (a)	400,000	411,312

Security Description	Face Amount	Value*

Diversified Telecommunication Services—(Continued)
Verizon New York, Inc. 7.375%, 04/01/32 (a)	$500,000	$517,186

		6,265,374

Electric Utilities—0.7%
Consolidated Edison Co. of New York, Inc. 6.450%, 12/01/07	150,000	151,341
7.500%, 09/01/10	1,000,000	1,072,962
Duke Energy Co. 6.250%, 01/15/12	500,000	519,539
Exelon Corp. 5.625%, 06/15/35	1,500,000	1,412,063
Exelon Generation Co., LLC 6.950%, 06/15/11	300,000	316,346
Oncor Electric Delivery Co. 7.000%, 05/01/32	950,000	1,036,125
Progress Energy, Inc. 7.100%, 03/01/11	1,221,000	1,301,998
PSE&G Power, LLC 7.750%, 04/15/11	500,000	541,374
8.625%, 04/15/31	1,000,000	1,293,170
Virginia Electric & Power Co. 5.375%, 02/01/07	400,000	399,920

		8,044,838

Energy Equipment & Services—0.1%
Kinder Morgan Energy Partners, L.P. 6.750%, 03/15/11	750,000	780,364

Federal Agencies—45.5%
Federal Home Loan Bank 4.125%, 04/18/08	36,050,000	35,601,931
4.250%, 11/13/09	1,500,000	1,471,411
4.375%, 03/17/10	3,000,000	2,951,352
4.625%, 02/18/11	6,070,000	6,010,910
5.000%, 09/18/09	6,900,000	6,909,801
5.000%, 08/01/35	8,389,020	8,095,211
5.000%, 09/01/35	4,612,810	4,451,256
5.250%, 06/18/14	9,500,000	9,667,280
5.500%, 12/01/35	7,070,934	6,993,029
6.500%, 09/01/36	5,774,108	5,880,843
Federal Home Loan Mortgage Corp. 3.875%, 06/15/08	4,000,000	3,933,346
4.000%, 12/15/09	2,000,000	1,949,803
4.000%, 06/01/19	2,209,209	2,080,303
4.250%, 07/15/09	8,630,000	8,487,434
4.500%, 01/15/15 (a)	3,000,000	2,909,540
4.500%, 09/01/18	3,043,061	2,939,761
4.500%, 10/01/18	4,596,885	4,440,838
4.500%, 04/01/19	6,732,939	6,495,996
4.500%, 06/01/19	3,652,353	3,523,821
4.500%, 08/01/19	1,009,790	974,253
4.500%, 10/01/35	5,963,423	5,588,232
4.500%, 11/01/35 (b)	2,837,052	2,658,108

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp.—Continued
5.000%, 05/01/18	$8,286,853	$8,155,532
5.000%, 12/01/18	1,791,412	1,763,024
5.000%, 06/01/19	3,134,878	3,082,270
5.000%, 10/01/33	4,017,961	3,887,312
5.000%, 03/01/34	2,069,364	2,000,802
5.000%, 10/01/35	3,617,443	3,490,749
5.000%, 01/01/36	7,614,731	7,348,040
5.500%, 11/01/17	1,272,084	1,274,376
5.500%, 05/01/29	1,319,187	1,306,702
5.500%, 06/01/34	4,501,757	4,459,149
5.500%, 10/01/35	4,577,292	4,526,861
5.500%, 01/01/36	13,328,494	13,181,645
6.000%, 04/01/16	86,230	87,458
6.000%, 05/01/17	1,189,303	1,206,622
6.000%, 11/01/28	105,229	106,501
6.000%, 12/01/28	72,080	72,951
6.000%, 02/01/29	209,004	211,399
6.000%, 04/01/29	56,230	56,874
6.000%, 05/01/29	19,880	20,108
6.000%, 06/01/31	29,341	29,659
6.000%, 07/01/31	11,371	11,494
6.000%, 08/01/31	202,182	204,374
6.000%, 09/01/31	584,944	591,287
6.000%, 04/01/32	1,289,545	1,302,744
6.000%, 11/01/32	413,173	417,402
6.000%, 06/01/34	1,355,307	1,366,644
6.000%, 11/01/35	1,675,546	1,687,536
6.000%, 02/01/36	2,910,896	2,931,854
6.000%, 11/01/36	5,994,476	6,038,810
6.000%, TBA	7,000,000	7,050,316
6.250%, 07/15/32	3,250,000	3,745,917
6.500%, 10/01/29	38,390	39,383
6.500%, 02/01/30	61,600	63,193
6.500%, 08/01/31	105,316	107,910
6.500%, 10/01/31	44,464	45,559
6.500%, 11/01/31	237,557	243,408
6.500%, 03/01/32	2,709,586	2,774,673
6.500%, 04/01/32	2,300,288	2,355,544
6.750%, 03/15/31	965,000	1,172,232
7.000%, 03/15/10	2,875,000	3,047,921
7.000%, 06/01/11	40,034	41,152
7.000%, 12/01/15	48,920	49,993
7.000%, 12/01/27	10,896	11,286
7.000%, 11/01/28	30,425	31,504
7.000%, 04/01/29	24,137	24,899
7.000%, 05/01/29	7,725	7,969
7.000%, 06/01/29	43,157	44,520
7.000%, 07/01/29	15,295	15,778
7.000%, 01/01/31	302,307	311,658
7.000%, 12/01/31	52,084	53,695
7.500%, 03/01/16	106,277	110,727
7.500%, 08/01/24	114,484	119,504
7.500%, 11/01/24	34,521	36,035
7.500%, 10/01/27	64,997	67,787
7.500%, 10/01/29	95,978	99,913

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
7.500%, 05/01/30	$48,413	$50,329
8.000%, 02/01/27	19,069	19,879
8.000%, 10/01/28	36,597	38,151
Federal National Mortgage Association 3.250%, 08/15/08	3,025,000	2,941,213
3.250%, 02/15/09	6,000,000	5,793,965
4.000%, 04/01/19	2,228,115	2,099,182
4.000%, 05/01/19	4,179,258	3,937,420
4.000%, 01/01/20	2,679,600	2,521,167
4.125%, 04/15/14	7,350,000	6,972,966
4.500%, 07/01/18	5,147,086	4,973,399
4.500%, 05/01/19	1,254,306	1,210,995
4.500%, 08/01/33	1,575,882	1,481,449
4.500%, 10/01/33	3,017,612	2,836,785
4.500%, 04/01/34	2,309,027	2,167,618
5.000%, 06/01/18	1,366,246	1,345,919
5.000%, 01/01/19	1,756,687	1,728,392
5.000%, 02/01/20	3,073,088	3,020,686
5.000%, 02/01/24	2,759,599	2,679,178
5.000%, 09/01/25	2,689,009	2,610,566
5.000%, 07/01/33	2,120,553	2,052,403
5.000%, 08/01/33	3,487,867	3,375,775
5.000%, 09/01/33	2,801,370	2,711,340
5.000%, 10/01/33	10,150,916	9,824,688
5.000%, 03/01/34	3,151,931	3,050,635
5.000%, 04/01/34	7,669,189	7,419,528
5.000%, 05/01/34	2,463,834	2,382,733
5.000%, 09/01/34	5,531,275	5,349,206
5.000%, 02/01/35	4,772,405	4,615,315
5.000%, 04/01/35	2,627,735	2,537,101
5.000%, 05/01/35	1,788,319	1,726,637
5.000%, 11/01/35	2,805,681	2,708,909
5.125%, 04/15/11 (a)	6,000,000	6,042,906
5.500%, 03/15/11	950,000	969,826
5.500%, 11/01/17	1,730,574	1,735,233
5.500%, 02/01/18	662,277	663,652
5.500%, 04/01/18	3,392,169	3,399,213
5.500%, 07/01/23	1,595,962	1,583,414
5.500%, 01/01/24	818,652	812,216
5.500%, 07/01/24	2,680,989	2,659,924
5.500%, 10/01/32	936,926	928,036
5.500%, 02/01/33	2,420,439	2,397,284
5.500%, 03/01/33	4,133,073	4,093,534
5.500%, 05/01/33	8,478,590	8,397,479
5.500%, 08/01/33	6,113,666	6,055,179
5.500%, 10/01/33	865,698	857,416
5.500%, 12/01/33	7,713,119	7,639,331
5.500%, 02/01/34	4,185,366	4,143,405
5.500%, 03/01/34	2,169,832	2,148,078
5.500%, 04/01/34	1,665,340	1,648,644
5.500%, 05/01/34	2,450,868	2,426,297
5.500%, 09/01/34	3,009,196	2,979,027
5.500%, 12/01/34	8,183,808	8,101,760
5.500%, 01/01/35	2,271,147	2,248,378
5.500%, 02/01/35	4,956,722	4,907,028

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association—Continued
5.500%, 04/01/35	$3,106,221	$3,071,220
5.500%, 06/01/35	9,263,999	9,159,613
5.500%, 06/13/35 (b)	2,442,313	2,423,104
5.500%, TBA	9,000,000	8,893,125
6.000%, 09/01/13	1,407,590	1,428,436
6.000%, 10/01/13	696,304	706,616
6.000%, 03/01/14	155,826	158,138
6.000%, 06/01/14	20,830	21,139
6.000%, 07/01/14	94,508	95,911
6.000%, 09/01/14	50,989	51,745
6.000%, 09/01/17	1,356,993	1,377,256
6.000%, 08/01/28	56,845	57,488
6.000%, 11/01/28	13,830	13,987
6.000%, 12/01/28	13,293	13,443
6.000%, 06/01/31	200,693	202,651
6.000%, 09/01/32	1,292,299	1,304,100
6.000%, 01/01/33	516,193	520,906
6.000%, 02/01/33	958,813	966,952
6.000%, 03/01/33	2,179,856	2,198,360
6.000%, 04/01/33	1,262,763	1,273,482
6.000%, 05/01/33	2,576,823	2,598,697
6.000%, 05/01/34	2,853,207	2,874,787
6.000%, 09/01/34	3,138,437	3,162,174
6.000%, 11/01/34	5,856,062	5,900,353
6.000%, 01/01/35	2,063,746	2,077,471
6.000%, 07/01/36	4,852,064	4,884,674
6.210%, 08/06/38	300,000	347,411
6.500%, 01/01/13	14,708	15,050
6.500%, 04/01/13	2,085	2,133
6.500%, 06/01/13	88,652	90,709
6.500%, 07/01/13	530	542
6.500%, 06/01/14	52,254	53,468
6.500%, 04/01/17	4,038,586	4,132,930
6.500%, 05/01/28	521,288	535,445
6.500%, 12/01/28	969,474	995,803
6.500%, 03/01/29	38,476	39,497
6.500%, 04/01/29	216,904	222,663
6.500%, 05/01/29	25,170	25,838
6.500%, 08/01/29	7,598	7,800
6.500%, 05/01/30	246,141	252,677
6.500%, 09/01/31	133,730	137,031
6.500%, 02/01/32	42,144	43,311
6.500%, 06/01/32	371,080	380,013
6.500%, 09/01/33	855,545	873,937
6.500%, 10/01/33	791,700	808,720
6.500%, 10/01/34	2,669,630	2,727,021
6.625%, 11/15/10	3,400,000	3,599,546
6.625%, 11/15/30	2,450,000	2,930,837
7.000%, 04/01/12	41,320	42,542
7.000%, 02/01/14	42,504	43,761
7.000%, 10/01/21	108,387	111,990
7.000%, 06/01/26	2,619	2,710
7.000%, 06/01/28	97,987	101,196
7.000%, 09/01/29	99,955	103,292
7.000%, 10/01/29	77,265	79,845

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
7.000%, 12/01/29	$4,923	$5,088
7.000%, 01/01/32	727,152	749,984
7.000%, 04/01/32	108,623	111,828
7.000%, 06/01/32	527,137	542,692
7.250%, 05/15/30	2,675,000	3,419,290
7.500%, 08/01/15	36,185	37,555
7.500%, 09/01/25	28,431	29,737
7.500%, 06/01/26	32,547	33,995
7.500%, 09/01/27	4,367	4,563
7.500%, 11/01/27	802	838
7.500%, 08/01/28	1,279	1,333
7.500%, 07/01/29	77,454	80,927
7.500%, 10/01/29	24,675	25,647
7.500%, 07/01/30	7,081	7,360
8.000%, 10/01/26	1,783	1,856
8.000%, 11/01/29	1,104	1,170
8.000%, 05/01/30	39,312	40,894
8.000%, 11/01/30	24,293	25,271
8.000%, 01/01/31	21,361	22,530
8.000%, 02/01/31	38,761	40,321
Government National Mortgage Association 5.000%, 10/15/20	2,870,544	2,828,790
5.000%, 01/15/21	2,737,773	2,697,950
5.000%, 12/15/35	2,870,264	2,790,978
5.500%, 03/15/36	3,854,531	3,836,046
6.000%, 01/15/29	52,565	53,502
6.000%, 01/15/33	1,495,241	1,518,652
6.000%, 03/15/35	2,517,473	2,552,319
6.000%, 12/15/35	2,814,744	2,853,705
6.000%, 06/15/36	4,878,179	4,946,403
6.000%, 09/01/36	4,999,964	5,033,818
6.000%, 09/15/36	4,845,743	4,913,513
6.500%, 05/15/23	11,495	11,901
6.500%, 02/15/27	211,137	217,932
6.500%, 07/15/28	52,979	54,663
6.500%, 08/15/28	78,521	81,016
6.500%, 11/15/28	52,096	53,752
6.500%, 12/15/28	14,271	14,725
6.500%, 07/15/29	25,168	25,917
6.500%, 06/20/31	159,952	163,731
6.500%, 07/15/32	304,894	312,745
6.500%, 05/15/36	4,132,998	4,240,016
6.700%, 04/15/34	3,000,000	3,155,633
7.000%, 01/15/28	12,749	13,165
7.000%, 04/15/28	14,578	15,053
7.000%, 05/15/28	38,339	39,588
7.000%, 06/15/28	33,647	34,743
7.000%, 10/15/28	24,739	25,546
7.000%, 06/15/29	15,995	16,516
7.000%, 09/15/29	41,310	42,658
7.000%, 01/15/31	1,672	1,726
7.000%, 03/15/31	52,485	54,189
7.000%, 07/15/31	2,536,425	2,618,817
7.000%, 08/15/31	338,598	349,597

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Government National Mortgage Association—Continued
7.000%, 02/15/32	$217,187	$224,261
7.000%, 07/15/32	178,338	184,147
7.500%, 02/20/28	16,729	17,408
7.500%, 08/15/29	38,046	39,305
7.500%, 04/15/30	30,443	31,452
8.000%, 09/15/16	6,230	6,554
8.000%, 08/15/26	9,858	10,264
8.000%, 09/15/26	21,343	22,222
8.000%, 05/15/27	12,743	13,267
8.000%, 06/15/29	84,161	87,627
9.000%, 11/15/24	57,442	61,751
Tennessee Valley Authority 6.000%, 03/15/13	1,000,000	1,053,942

		526,175,833

Food & Staples Retailing—0.3%
Kroger Co. 5.500%, 02/01/13 (a)	950,000	941,053
Wal-Mart Stores, Inc. 4.550%, 05/01/13 (a)	2,075,000	1,998,081
6.875%, 08/10/09	500,000	520,667

		3,459,801

Food Products—0.6%
Archer-Daniels-Midland Co. 8.875%, 04/15/11 (a)	200,000	225,842
Campbell Soup Co. 5.500%, 03/15/07	400,000	400,083
Fred Meyer, Inc. 7.450%, 03/01/08	300,000	306,423
General Mills, Inc. 5.125%, 02/15/07	400,000	399,718
6.000%, 02/15/12	2,000,000	2,050,070
Kellogg Co. 6.600%, 04/01/11	2,700,000	2,827,352
Kraft Foods, Inc. 6.250%, 06/01/12	900,000	934,856

		7,144,344

Foreign Government—1.6%
Province of Nova Scotia 9.250%, 03/01/20	250,000	338,418
Province of Ontario 5.125%, 07/17/12	2,000,000	2,008,865
5.500%, 10/01/08	300,000	301,959
Province of Quebec 4.875%, 05/05/14	1,925,000	1,894,659
7.500%, 07/15/23 (a)	350,000	429,298
Republic of Italy 4.500%, 01/21/15	2,975,000	2,874,550
5.625%, 06/15/12 (a)	3,650,000	3,753,259
Republic of Korea 8.875%, 04/15/08	200,000	209,980
United Mexican States 8.000%, 09/24/22	2,200,000	2,679,248

Security Description	Face Amount	Value*

Foreign Government—(Continued)
8.375%, 01/14/11 (a)	$250,000	$277,070
9.875%, 01/15/07 (a)	3,100,000	3,100,000
9.875%, 02/01/10 (a)	500,000	564,110

		18,431,416

Health Care Equipment & Supplies—0.3%
Boston Scientific Corp. 6.400%, 06/15/16	2,900,000	2,940,042

Health Care Providers & Services—0.2%
Anthem, Inc. 6.800%, 08/01/12	2,200,000	2,339,645

Household Durables—0.1%
Centex Corp. 7.500%, 01/15/12	500,000	535,445

Industrial Conglomerates—0.1%
General Electric Co. 5.000%, 02/01/13	930,000	918,733
Honeywell International, Inc. 7.500%, 03/01/10	300,000	319,410

		1,238,143

Insurance—0.5%
Allstate Corp. 6.125%, 02/15/12	2,750,000	2,849,886
6.900%, 05/15/38	150,000	171,082
American General Capital II 8.500%, 07/01/30	250,000	325,929
AXA Financial, Inc. 7.750%, 08/01/10	500,000	539,439
Chubb Corp. 6.000%, 11/15/11 (a)	350,000	360,044
GE Global Insurance Holding Corp. 7.500%, 06/15/10	500,000	533,135
Hartford Financial Services Group, Inc. 6.100%, 10/01/41	780,000	795,916
6.375%, 11/01/08	105,000	106,894

		5,682,325

Leisure Equipment & Products—0.0%
Carnival Corp. 6.150%, 04/15/08	500,000	502,369

Machinery—0.1%
Caterpillar, Inc. 7.250%, 09/15/09	250,000	261,457
Deere & Co. 6.950%, 04/25/14	850,000	926,309
7.850%, 05/15/10 (a)	300,000	323,679

		1,511,445

Media—1.3%
AOL Time Warner, Inc. 6.150%, 05/01/07	4,650,000	4,659,161

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Media—(Continued)
AT&T Broadband Corp. 8.375%, 03/15/13	$976,000	$1,111,589
Belo Corp. 8.000%, 11/01/08	500,000	521,283
Comcast Cable Communications 8.375%, 05/01/07	250,000	252,313
Comcast Corp. 5.300%, 01/15/14	1,445,000	1,413,937
5.650%, 06/15/35	1,500,000	1,357,142
Cox Communications, Inc. 7.750%, 11/01/10	250,000	269,427
News America, Inc. 6.550%, 03/15/33 (a)	1,950,000	1,947,442
Time Warner Entertainment Co., L.P. 7.250%, 09/01/08	250,000	257,171
Time Warner, Inc. 7.625%, 04/15/31	2,000,000	2,233,193
9.125%, 01/15/13	418,000	487,848
Walt Disney Co. 6.375%, 03/01/12 (a)	200,000	209,274

		14,719,780

Metals & Mining—0.4%
Alcan, Inc. 5.000%, 06/01/15	3,050,000	2,900,956
Alcoa, Inc. 5.375%, 01/15/13 (a)	1,000,000	998,485
6.000%, 01/15/12	400,000	410,421
6.500%, 06/01/11 (a)	300,000	313,373

		4,623,235

Multi-Utilities—0.4%
Pacific Gas & Electric Co. 4.800%, 03/01/14	3,125,000	3,001,249
6.050%, 03/01/34	1,900,000	1,917,689

		4,918,938

Multiline Retail—0.2%
Target Corp. 6.350%, 11/01/32	2,300,000	2,465,008

Office Electronics—0.2%
International Business Machines Corp. 4.750%, 11/29/12	1,000,000	976,103
7.500%, 06/15/13	1,000,000	1,115,785
8.375%, 11/01/19	425,000	531,693

		2,623,581

Oil, Gas & Consumable Fuels—1.0%
Atlantic Richfield Co. 5.900%, 04/15/09	300,000	304,851
ConocoPhillips Holding Co. 6.950%, 04/15/29 (a)	300,000	341,606

Security Description	Face Amount	Value*

Oil, Gas & Consumable Fuels—(Continued)
Enterprise Products Operations L.P. 5.000%, 03/01/15 (a)	$2,000,000	$1,883,985
6.875%, 03/01/33 (a)	1,925,000	2,012,624
Pemex Project Funding Master Trust 5.750%, 12/15/15 (a)	3,600,000	3,564,144
9.250%, 03/30/18 (b)	1,000,000	1,254,850
Phillips Petroleum Co. 6.375%, 03/30/09	300,000	307,432
Southern California Gas Co. 4.800%, 10/01/12	1,000,000	972,664
Transocean Sedco Forex, Inc. 7.500%, 04/15/31	300,000	339,971

		10,982,127

Paper & Forest Products—0.1%
MeadWestvaco Corp. 6.850%, 04/01/12	1,000,000	1,046,626
Weyerhaeuser Co. 7.375%, 03/15/32	500,000	521,402

		1,568,028

Personal Products—0.3%
Procter & Gamble Co. 4.950%, 08/15/14	2,000,000	1,954,709
6.450%, 01/15/26	200,000	219,508
6.875%, 09/15/09	850,000	885,895

		3,060,112

Pharmaceuticals—0.3%
Johnson & Johnson 6.950%, 09/01/29	250,000	298,461
Merck & Co., Inc. 5.950%, 12/01/28	300,000	304,050
Wyeth 5.500%, 02/01/14	3,000,000	3,020,079

		3,622,590

Real Estate Management & Development—0.5%
EOP Operating, L.P. 4.750%, 03/15/14	4,050,000	4,000,103
5.875%, 01/15/13	1,500,000	1,571,293

		5,571,396

Road & Rail—0.2%
Burlington Northern Santa Fe Corp. 5.900%, 07/01/12	1,000,000	1,022,842
CSX Corp. 6.750%, 03/15/11	200,000	209,543
7.450%, 05/01/07	300,000	301,848
7.900%, 05/01/17	500,000	579,676

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Road & Rail—(Continued)
Norfolk Southern Corp. 5.590%, 05/17/25	$144,000	$139,343
6.200%, 04/15/09 (a)	350,000	356,536
7.250%, 02/15/31	156,000	182,017

		2,791,805

Specialty Retail—0.1%
Lowe’s Cos., Inc. 6.875%, 02/15/28	1,000,000	1,097,609

Thrifts & Mortgage Finance—0.0%
Washington Mutual, Inc. 5.625%, 01/15/07	500,000	500,025

U.S. Treasury—23.7%
U.S. Treasury Bonds 4.500%, 02/15/36 (a)	5,500,000	5,234,460
5.250%, 11/15/28 (a)	2,700,000	2,834,838
5.375%, 02/15/31 (a)	2,225,000	2,386,090
5.500%, 08/15/28 (a)	2,420,000	2,617,085
6.125%, 11/15/27 (a)	3,950,000	4,586,385
6.250%, 08/15/23 (a)	7,750,000	8,920,482
6.500%, 11/15/26 (a)	1,000,000	1,201,720
7.125%, 02/15/23 (a)	3,030,000	3,771,623
7.250%, 08/15/22 (a)	2,000,000	2,507,940
7.875%, 02/15/21 (a)	2,650,000	3,451,466
8.125%, 08/15/19 (a)	1,895,000	2,477,769
8.500%, 02/15/20 (a)	1,400,000	1,891,078
8.875%, 02/15/19 (a)	10,215,000	13,976,878
9.125%, 05/15/18 (a)	1,600,000	2,201,760
9.250%, 02/15/16 (a)	1,375,000	1,832,242
U.S. Treasury Notes 3.250%, 08/15/08 (a)	3,000,000	2,926,230
3.375%, 02/15/08 (a)	20,730,000	20,368,884
3.375%, 11/15/08 (a)	15,820,000	15,415,483
3.375%, 10/15/09 (a)	5,000,000	4,824,450
3.500%, 11/15/09 (a)	4,000,000	3,869,200
3.500%, 12/15/09 (a)	4,000,000	3,866,880
3.625%, 07/15/09 (a)	4,420,000	4,303,710
3.625%, 01/15/10 (a)	4,000,000	3,877,240
3.625%, 06/15/10 (a)	16,200,000	15,650,658
3.875%, 05/15/09 (a)	4,000,000	3,921,960
4.000%, 04/15/10 (a)	6,000,000	5,872,260
4.000%, 11/15/12 (a)	7,250,000	7,001,470
4.125%, 05/15/15 (a)	7,640,000	7,338,602
4.250%, 10/15/10 (a)	5,000,000	4,923,100
4.250%, 08/15/13 (a)	14,380,000	14,021,075
4.250%, 11/15/13 (a)	1,600,000	1,557,744
4.250%, 08/15/14 (a)	17,930,000	17,408,954
4.250%, 11/15/14 (a)	5,200,000	5,046,236
4.250%, 08/15/15 (a)	3,000,000	2,904,540
4.375%, 08/15/12 (a)	5,000,000	4,929,200
4.500%, 02/15/09 (a)	12,000,000	11,927,880
4.500%, 11/15/15 (a)	3,000,000	2,954,820
4.750%, 05/15/14 (a)	5,900,000	5,915,930
4.875%, 05/31/08 (a)	13,000,000	12,994,150
4.875%, 08/15/09 (a)	8,000,000	8,024,064

Security Description	Face Amount	Value*

U.S. Treasury—(Continued)
4.875%, 02/15/12 (a)	$4,500,000	$4,541,805
5.000%, 08/15/11 (a)	3,500,000	3,549,770
5.625%, 05/15/08 (a)	5,580,000	5,631,504
5.750%, 08/15/10	7,120,000	7,367,136
6.500%, 02/15/10 (a)	1,710,000	1,796,765

		274,623,516

Wireless Telecommunication Services—0.1%
AT&T Wireless Services, Inc. 8.125%, 05/01/12	500,000	562,251
8.750%, 03/01/31	300,000	388,781
Cingular Wireless, LLC 7.125%, 12/15/31	100,000	110,988

		1,062,020

Yankee—2.8%
Apache Finance Canada Corp. 7.750%, 12/15/29	300,000	366,707
Asian Development Bank 4.875%, 02/05/07	4,650,000	4,647,963
BP Canada Finance Co. 3.375%, 10/31/07	500,000	492,183
British Telecommunications, Plc. 9.125%, 12/15/30 (b)	1,000,000	1,368,828
Conoco Funding Co. 6.350%, 10/15/11	500,000	522,504
Deutsche Telekom International Finance 8.250%, 06/15/30 (b)	1,000,000	1,227,346
Encana Corp. 4.750%, 10/15/13	2,000,000	1,896,884
European Investment Bank 3.375%, 03/16/09	4,200,000	4,070,860
Hydro-Quebec 7.500%, 04/01/16	1,350,000	1,567,563
8.400%, 01/15/22 (a)	1,000,000	1,290,508
Intermediate American Development Bank 5.375%, 11/18/08	700,000	704,267
6.800%, 10/15/25	500,000	590,474
7.000%, 06/15/25	200,000	242,125
8.875%, 06/01/09	400,000	432,971
International Bank for Reconstruction & Development 8.875%, 03/01/26	535,000	765,162
KFW International Finance, Inc. 3.375%, 01/23/08	2,475,000	2,431,437
4.750%, 01/24/07 (a)	500,000	499,794
8.000%, 02/15/10	1,000,000	1,080,191
Korea Development Bank 5.750%, 09/10/13	2,000,000	2,038,180
National Australia Bank, Ltd. 6.600%, 12/10/07	350,000	353,823
Norsk Hydro A/S 6.700%, 01/15/18	300,000	324,468
6.800%, 01/15/28	1,350,000	1,502,347
Telefonica Europe BV 8.250%, 09/15/30	1,000,000	1,188,124

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Yankee—(Continued)
Tyco International Group S.A. 6.875%, 01/15/29	$1,275,000	$1,435,746
Vodafone Airtouch, Plc. 7.750%, 02/15/10	1,150,000	1,225,171

		32,265,626

Total Fixed Income (Identified Cost $1,149,365,110)		1,141,096,736

Short Term Investments—1.7%
Security Description	Face Amount	Value*

Discount Notes—1.7%
Federal Home Loan Bank 5.120%, 01/18/07	$19,500,000	$19,452,853

Total Short Term Investments (Identified Cost $19,452,853)		19,452,853

Total Investments 100.3% (Identified Cost $1,168,817,963) (c)		1,160,549,589
Liabilities in excess of other assets		(3,648,277)

Total Net Assets—100%		$1,156,901,312

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $286,804,618 and the collateral received consisted of cash in the amount of $271,606,675 and securities with a market value of $ 21,108,444.
(b)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2006.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,176,157,798 and the composition of unrealized appreciation and depreciation of investment securities was $14,230,322 and $(29,838,531), respectively.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,160,549,589
Cash		131,052
Collateral for securities loaned		292,715,119
Receivable for:
Securities sold		12,700,000
Fund shares sold		8,852,916
Accrued interest		11,139,938

Total Assets		1,486,088,614
Liabilities
Payable for:
Fund shares redeemed	$1,314,638
Securities purchased	34,571,132
Withholding taxes	1,271
Return of collateral for securities loaned	292,715,119
Accrued expenses:
Management fees	237,740
Service and distribution fees	121,124
Other expenses	226,278

Total Liabilities		329,187,302

Net Assets		$1,156,901,312

Net assets consists of:
Capital paid in		$1,130,294,607
Undistributed net investment income		53,161,491
Accumulated net realized losses		(18,286,412)
Unrealized depreciation on investments		(8,268,374)

Net Assets		$1,156,901,312

Computation of offering price:
Class A
Net asset value and redemption price per share ($511,540,669 divided by 47,546,884 shares outstanding)		$10.76

Class B
Net asset value and redemption price per share ($469,211,828 divided by 44,261,552 shares outstanding)		$10.60

Class E
Net asset value and redemption price per share ($176,148,815 divided by 16,446,659 shares outstanding)		$10.71

Identified cost of investments		$1,168,817,963

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Interest		$54,236,044 (a)

Expenses
Management fees	$2,735,513
Service and distribution fees—Class B	1,021,065
Service and distribution fees—Class E	268,078
Directors’ fees and expenses	23,102
Custodian	272,566
Audit and tax services	27,529
Legal	20,293
Printing	391,252
Insurance	19,422
Miscellaneous	7,886

Total expenses	4,786,706
Management fee waivers	(65,652)	4,721,054

Net Investment Income		49,514,990

Realized and Unrealized Loss
Realized loss on:
Investments—net		(2,107,113)
Unrealized depreciation on:
Investments—net		(4,369,460)

Net loss		(6,476,573)

Net Increase in Net Assets From Operations		$43,038,417

(a)	Includes income on securities loaned of $219,823.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$49,514,990	$42,244,277
Net realized loss	(2,107,113)	(829,022)
Unrealized depreciation	(4,369,460)	(21,296,430)

Increase in net assets from operations	43,038,417	20,118,825

From Distributions to Shareholders
Net investment income
Class A	(22,640,441)	(21,425,965)
Class B	(16,460,107)	(8,685,574)
Class E	(7,653,204)	(7,465,846)

Total distributions	(46,753,752)	(37,577,385)

Increase in net assets from capital share transactions	90,246,793	166,143,938

Total increase in net assets	86,531,458	148,685,378

Net Assets
Beginning of the period	1,070,369,854	921,684,476

End of the period	$1,156,901,312	$1,070,369,854

Undistributed Net Investment Income
End of the period	$53,161,491	$46,714,452

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	11,035,391	$117,421,224	9,866,764	$106,886,054
Reinvestments	2,215,307	22,640,441	2,011,828	21,425,965
Redemptions	(14,245,276)	(150,836,696)	(13,294,212)	(143,962,582)

Net decrease	(994,578)	$(10,775,031)	(1,415,620)	$(15,650,563)

Class B
Sales	16,664,194	$174,229,859	20,869,536	$223,146,587
Reinvestments	1,631,329	16,460,107	825,625	8,685,574
Redemptions	(7,305,666)	(76,005,012)	(4,151,285)	(44,267,125)

Net increase	10,989,857	$114,684,954	17,543,876	$187,565,036

Class E
Sales	1,912,590	$20,218,456	2,038,741	$22,064,654
Reinvestments	751,050	7,653,204	703,661	7,465,846
Redemptions	(3,943,590)	(41,534,790)	(3,270,738)	(35,301,035)

Net decrease	(1,279,950)	$(13,663,130)	(528,336)	$(5,770,535)

Increase derived from capital share transactions		$90,246,793		$166,143,938

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.81		$11.02	$10.93	$11.17	$10.46

Income From Investment Operations
Net investment income	0.49	(a)	0.49	0.46	0.45	0.47
Net realized and unrealized gain (loss) of investments	(0.07	)(a)	(0.27)	(0.02)	(0.06)	0.57

Total from investment operations	0.42		0.22	0.44	0.39	1.04

Less Distributions
Distributions from net investment income	(0.47)		(0.43)	(0.35)	(0.63)	(0.33)

Total distributions	(0.47)		(0.43)	(0.35)	(0.63)	(0.33)

Net Asset Value, End of Period	$10.76		$10.81	$11.02	$10.93	$11.17

Total Return (%)	4.1		2.1	4.1	3.6	10.2
Ratio of operating expenses to average net assets (%)	0.31		0.31	0.32	0.34	0.34
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.32		0.31	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.64		4.30	4.42	4.44	5.14
Portfolio turnover rate (%)	18		23	27	46	48
Net assets, end of period (000)	$511,541		$524,878	$550,456	$500,629	$346,774

	Class B
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.66		$10.87	$10.79	$11.04	$10.37

Income From Investment Operations
Net investment income	0.46	(a)	0.36	0.36	0.40	0.38
Net realized and unrealized gain (loss) of investments	(0.08	)(a)	(0.16)	0.04	(0.04)	0.61

Total from investment operations	0.38		0.20	0.40	0.36	0.99

Less Distributions
Distributions from net investment income	(0.44)		(0.41)	(0.32)	(0.61)	(0.32)

Total distributions	(0.44)		(0.41)	(0.32)	(0.61)	(0.32)

Net Asset Value, End of Period	$10.60		$10.66	$10.87	$10.79	$11.04

Total Return (%)	3.8		1.9	3.8	3.4	9.9
Ratio of operating expenses to average net assets (%)	0.56		0.56	0.57	0.59	0.59
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.57		0.56	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.40		4.06	4.16	4.20	4.89
Portfolio turnover rate (%)	18		23	27	46	48
Net assets, end of period (000)	$469,212		$354,652	$170,958	$73,938	$45,788

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.77		$10.97	$10.89	$11.14	$10.45

Income From Investment Operations
Net investment income	0.47	(a)	0.46	0.44	0.52	0.45
Net realized and unrealized gain (loss) of investments	(0.07	)(a)	(0.25)	(0.02)	(0.15)	0.57

Total from investment operations	0.40		0.21	0.42	0.37	1.02

Less Distributions
Distributions from net investment income	(0.46)		(0.41)	(0.34)	(0.62)	(0.33)

Total distributions	(0.46)		(0.41)	(0.34)	(0.62)	(0.33)

Net Asset Value, End of Period	$10.71		$10.77	$10.97	$10.89	$11.14

Total Return (%)	3.9		2.0	3.9	3.5	10.1
Ratio of operating expenses to average net assets (%)	0.46		0.46	0.47	0.49	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.47		0.46	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	4.49		4.15	4.26	4.29	4.90
Portfolio turnover rate (%)	18		23	27	46	48
Net assets, end of period (000)	$176,149		$190,840	$200,270	$115,749	$32,511

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Lehman Brothers Aggregate Bond Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Lehman Brothers Aggregate Bond Index Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is

MSF-18

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

MSF-19

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Lehman Brothers Aggregate Bond Index Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Expiring 12/31/13	Expiring 12/31/12	Expiring 12/31/10	Expiring 12/31/09	Expiring 12/31/08	Expiring 12/31/07	Total
$4,808,149	$3,790,866	$499,465	$449,093	$612,878	$223,967	$38,207	$10,422,625

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$46,753,752	$37,577,385	$—	$—	$—	$—	$46,753,752	$37,577,385

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$53,161,491	$—	$(15,608,209)	$(10,422,625)	$27,130,657

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

MSF-20

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Lehman Brothers Aggregate Bond Index Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$219,316,297	$72,567,591	$117,378,337	$23,247,502

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Lehman Brothers Aggregate Bond Index	$2,735,513	0.250%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife the investment subadviser for Lehman Brothers Aggregate Bond Index Portfolio. MetLife Advisers pays MetLife an investment subadvisory fee for the Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio. Fees earned by MetLife with respect to the Portfolio for the year ended December 31, 2006 were $262,609.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Lehman Brothers Aggregate Bond Index Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.006%	All assets

Amounts waived for the period ended December 31, 2006 are shown as management fee waivers in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal

MSF-21

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-22

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Lehman Brothers Aggregate Bond Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Lehman Brothers Aggregate Bond Index Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Lehman Brothers Aggregate Bond Index Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-23

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of Lehman Brothers Aggregate Bond Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	89,988,377.019	3,088,030.078	2,575,339.981	95,651,747.078

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	91,210,643.905	2,241,480.349	2,199,622.824	95,651,747.078

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	90,886,745.054	2,420,956.301	2,344,045.723	95,651,747.078

4. To eliminate the Fundamental Investment Restrictions relating to Options.	90,393,042.752	2,796,835.189	2,461,869.137	95,651,747.078

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	90,893,515.903	2,647,029.872	2,111,201.303	95,651,747.078

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	91,138,997.819	2,318,907.736	2,193,841.523	95,651,747.078

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	91,320,784.703	2,171,783.488	2,159,178.887	95,651,747.078

8. To revise the Fundamental Investment Restrictions relating to Commodities.	90,555,916.534	2,599,639.778	2,496,190.766	95,651,747.078

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-25

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-27

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-28

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-29

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-30

Metropolitan Series Fund, Inc.

Lehman Brothers Aggregate Bond Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-31

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-32

Metropolitan Series Fund, Inc. Loomis Sayles Small Cap Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Loomis Sayles Small Cap Portfolio returned 16.7%, compared to its benchmark, the Russell 2000 Index1, which returned 18.4%. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Core Funds Universe2, was 15.2% over the same period.

PORTFOLIO REVIEW

The year 2006 was notable for numerous crosscurrents and reversals (housing prices, Federal Reserve policy, and energy to name a few), and the market’s direction and sector leadership changed multiple times during the year. Stock selection strategies were challenged by the lack of differentiation assigned by the market in valuing various sectors and between high performing companies and companies with weaker fundamentals. Somewhat surprisingly, in a year with such strong absolute returns, traditionally conservative sectors such as utilities, real estate investment trusts and consumer staples led the market in calendar 2006, while technology and healthcare lagged well behind.

The Portfolio, per usual, was structured on a stock-by-stock basis from a fundamental perspective with an understanding of the economic environment and how it might change. The value component of the Portfolio remained focused on misunderstood, underfollowed and undervalued small-cap stocks. The growth portion continued to seek out superior earnings growth in which the market under-appreciated. Overall market returns were quite strong during the period, and all sectors of the Portfolio produced positive returns. Particular strength was achieved in more cyclical sectors, such as consumer discretionary, materials and processing, and financials.

The Portfolio’s annual returns were ahead of most small-cap peer comparisons during the period, while trailing the Russell 2000 Index. Small cap managers in general had a difficult time keeping pace with the Russell Index throughout 2006. Most of the Portfolio’s underperformance relative to its benchmark was the result of stock selection, and that was largely due to strength in lower quality companies in which the Portfolio was underweight, particularly during the fourth quarter. Both the value and growth portions of the Portfolio had a bias towards quality, as measured by return on equity, stability and leverage, and these companies underperformed within the benchmark during the quarter.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

A $10,000 INVESTMENT COMPARED TO

THE RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2006

	Loomis Sayles Small Cap Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	16.7%	16.4%	16.5%	18.4%
5 Years	9.2	N/A	9.1	11.4
10 Years	9.2	N/A	N/A	9.4
Since Inception	—	15.3	7.7	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/2/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Moog, Inc.	1.1%
RBC Bearings, Inc.	1.0%
Helix Energy Solutions Group, Inc.	0.9%
UGI Corp.	0.8%
Wright Express Corp.	0.8%
Advanta Corp. (Class B)	0.8%
Universal Compression Holdings, Inc.	0.7%
East West Bancorp, Inc.	0.7%
Quicksilver, Inc.	0.7%
CEC Entertainment, Inc.	0.7%

Top Sectors

% of Equity Market Value
Financials	18.5%
Industrials	18.1%
Information Technology	17.7%
Consumer Discretionary	17.1%
Health Care	10.9%
Energy	4.2%
Materials	4.2%
Utilities	3.0%
Consumer Staples	1.8%
Telecomm	1.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Loomis Sayles Small Cap—Class A	Actual	0.93%	$1,000.00	$1,066.40	$4.84
	Hypothetical	0.93%	$1,000.00	$1,020.46	$4.74

Loomis Sayles Small Cap—Class B	Actual	1.18%	$1,000.00	$1,065.10	$6.14
	Hypothetical	1.18%	$1,000.00	$1,019.19	$6.01

Loomis Sayles Small Cap—Class E	Actual	1.08%	$1,000.00	$1,065.60	$5.62
	Hypothetical	1.08%	$1,000.00	$1,019.70	$5.50

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—96.6% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.1%
Moog, Inc.	140,800	$5,377,152

Air Freight & Logistics—0.3%
UTi Worldwide, Inc.	51,800	1,548,820

Auto Components—0.3%
Gentex Corp. (a)	92,850	1,444,746

Automobiles—0.2%
Winnebago Industries, Inc. (a)	37,175	1,223,429

Biotechnology—2.2%
BioMarin Pharmaceutical, Inc. (b)	95,375	1,563,196
Digene Corp. (b)	32,375	1,551,410
Keryx Biopharmaceuticals, Inc. (a) (b)	99,450	1,322,685
Metabolix, Inc. (b)	76,400	1,447,016
Myriad Genetics, Inc. (a) (b)	40,850	1,278,605
Pharmion Corp. (a) (b)	57,325	1,475,545
Progenics Pharmaceuticals, Inc.	41,950	1,079,793
Theravance, Inc. (a) (b)	43,775	1,352,210

		11,070,460

Building Products—1.0%
Armstrong World Industries, Inc.	35,100	1,487,889
Griffon Corp. (a) (b)	98,375	2,508,562
Lennox International, Inc.	36,250	1,109,613

		5,106,064

Capital Markets—0.8%
GFI Group, Inc. (a) (b)	38,125	2,373,663
Penson Worldwide, Inc. (b)	20,725	568,072
Stifel Financial Corp. (a)	26,200	1,027,826

		3,969,561

Chemicals—1.7%
Cytec Industries, Inc.	36,900	2,085,219
FMC Corp. (b)	24,825	1,900,354
MacDermid, Inc.	49,250	1,679,425
Minerals Technologies, Inc. (a)	25,525	1,500,615
Spartech Corp.	58,875	1,543,702

		8,709,315

Commercial Banks—5.3%
Alabama National Bancorp	30,075	2,067,055
Centerstate Banks of Florida, Inc. (a)	63,400	1,325,060
Community Bancorp N.V. (b)	37,450	1,130,616
CVB Financial Corp. (a)	114,788	1,659,834
East West Bancorp, Inc.	104,375	3,696,963
First Charter Corp.	69,675	1,714,005
First Midwest Bancorp, Inc.	67,375	2,606,065
First State Bancorp	97,632	2,416,392
IBERIABANK Corp. (a)	22,299	1,316,756
Independent Bank Corp. (a)	41,277	1,043,895
Midwest Banc Holdings, Inc. (a)	23,075	548,031
Pennsylvania Commerce Bancorp, Inc. (a) (b)	34,100	896,830
PrivateBancorp, Inc. (a)	29,150	1,213,515

Security Description	Shares	Value*

Commercial Banks—(Continued)
Signature Bank (b)	70,250	$2,176,345
Sterling Bancshares, Inc.	120,188	1,564,841
United Community Bank, Inc. (a)	37,150	1,200,688

		26,576,891

Commercial Services & Supplies—7.2%
American Ecology Corp. (a)	64,475	1,193,432
American Reprographics Co. (b)	65,375	2,177,641
CRA International, Inc. (a) (b)	42,050	2,203,420
FTI Consulting, Inc. (a)	90,725	2,530,320
Huron Consulting Group, Inc. (b)	59,500	2,697,730
ICT Group, Inc. (b)	69,750	2,203,402
IHS, Inc.	47,350	1,869,378
Kenexa Corp. (b)	65,100	2,165,226
McGrath Rentcorp	91,900	2,814,897
Navigant Consulting, Inc. (a) (b)	105,800	2,090,608
On Assignment, Inc. (b)	183,725	2,158,769
PeopleSupport, Inc. (a) (b)	125,075	2,632,829
Rollins, Inc.	136,725	3,022,990
Standard Parking Corp. (a)	11,175	429,232
The Advisory Board Co. (b)	59,550	3,188,307
Waste Connections, Inc. (b)	55,674	2,313,255

		35,691,436

Communications Equipment—3.6%
Adtran, Inc. (a)	64,075	1,454,503
Anaren, Inc. (b)	71,975	1,278,276
C-COR, Inc.	102,000	1,136,280
CommScope, Inc. (b)	98,825	3,012,186
Comtech Telecommunications Corp. (b)	38,250	1,456,177
Foundry Networks, Inc. (b)	153,425	2,298,306
Oplink Communications, Inc. (a) (b)	49,825	1,024,402
Redback Networks, Inc. (a) (b)	58,925	1,469,589
Sirenza Microdevices, Inc. (a)	105,500	829,230
Sonus Networks, Inc. (a) (b)	300,575	1,980,789
Stratex Networks, Inc. (a) (b)	163,737	790,850
Tekelec, Inc. (a) (b)	69,450	1,029,944

		17,760,532

Computers & Peripherals—1.3%
Brocade Communications Systems, Inc. (b)	212,025	1,740,725
Electronics for Imaging, Inc. (b)	92,600	2,461,308
Hutchinson Technology, Inc. (a) (b)	32,075	756,008
Imation Corp.	34,075	1,582,102

		6,540,143

Construction & Engineering—1.1%
Insituform Technologies, Inc. (a) (b)	103,175	2,668,106
Michael Baker Corp.	55,125	1,248,581
Washington Group International, Inc. (b)	25,800	1,542,582

		5,459,269

Construction Materials—0.6%
Eagle Materials, Inc.	19,725	852,712
Texas Industries, Inc. (a)	35,175	2,259,290

		3,112,002

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Consumer Finance—1.8%
Advanta Corp. (Class B)	86,828	$3,788,306
Dollar Financial Corp. (b)	95,275	2,654,361
First Cash Financial Services (b)	102,600	2,654,262

		9,096,929

Containers & Packaging—0.4%
Rock Tennessee Co.	76,825	2,082,726

Diversified Consumer Services—2.4%
DeVry, Inc. (b)	73,725	2,064,300
Jackson Hewitt Tax Service, Inc.	67,200	2,282,784
Laureate Education, Inc. (b)	40,025	1,946,415
Sotheby’s Holdings, Inc. (Class A)	47,250	1,465,695
Steiner Leisure, Ltd. (b)	53,450	2,431,975
Vertrue, Inc. (a) (b)	43,975	1,689,080

		11,880,249

Diversified Financial Services—0.4%
Genesis Lease, Ltd. (ADR) (a)	67,250	1,580,375
Medallion Financial Corp. (a)	43,125	533,456

		2,113,831

Diversified Telecommunication Services—0.9%
Cogent Communications Group, Inc. (b)	135,650	2,200,243
Commonwealth Telephone Enterprises, Inc.	24,350	1,019,291
Iowa Telecommunications Services, Inc. (a)	68,475	1,349,642

		4,569,176

Electric Utilities—0.8%
Allete, Inc.	32,100	1,493,934
ITC Holdings Corp.	31,425	1,253,858
Portland General Electric Co. (a)	50,250	1,369,312

		4,117,104

Electrical Equipment—2.1%
First Solar, Inc. (a)	48,975	1,459,455
General Cable Corp. (a)	58,600	2,561,406
Hubbell, Inc. (Class B) (a)	46,775	2,114,698
II-VI, Inc. (b)	100,500	2,807,970
The Lamson & Sessions Co. (a)	55,350	1,342,791

		10,286,320

Electronic Equipment & Instruments—1.7%
Anixter International, Inc. (b)	41,650	2,261,595
Daktronics, Inc. (a)	21,650	797,803
Excel Technology, Inc. (b)	42,735	1,093,589
FARO Technologies, Inc.	14,575	350,383
Keithley Instruments, Inc.	85,900	1,129,585
Littelfuse, Inc. (b)	47,200	1,504,736
Rofin-Sinar Technologies, Inc. (b)	24,975	1,509,988

		8,647,679

Energy Equipment & Services—2.4%
Dresser-Rand Group, Inc.	64,375	1,575,256
Dril-Quip, Inc. (b)	59,150	2,316,314

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
FMC Technologies, Inc. (b)	26,275	$1,619,328
Oil States International, Inc. (b)	45,250	1,458,407
Tesco Corp. (b)	69,850	1,234,250
Universal Compression Holdings, Inc. (b)	60,225	3,740,575

		11,944,130

Food & Staples Retailing—1.0%
Casey’s General Stores, Inc.	57,675	1,358,246
Smart & Final, Inc.	108,475	2,050,177
Winn-Dixie Stores, Inc.	102,875	1,388,813

		4,797,236

Food Products—0.7%
J & J Snack Foods Corp.	35,826	1,483,196
Ralcorp Holdings, Inc. (b)	40,575	2,064,862

		3,548,058

Gas Utilities—1.1%
ONEOK, Inc.	27,350	1,179,332
UGI Corp.	152,775	4,167,702

		5,347,034

Health Care Equipment & Supplies—3.6%
Arrow International, Inc.	59,575	2,107,764
ArthroCare Corp. (a) (b)	46,550	1,858,276
Hologic, Inc. (b)	43,825	2,072,046
Inverness Medical Innovations, Inc. (a) (b)	58,850	2,277,495
Meridian Bioscience, Inc.	69,000	1,692,570
NuVasive, Inc. (a) (b)	94,675	2,186,992
PolyMedica Corp.	49,650	2,006,357
Viasys Healthcare, Inc. (b)	77,500	2,156,050
West Pharmaceutical Services, Inc.	26,975	1,381,929

		17,739,479

Health Care Providers & Services—3.1%
AMN Healthcare Services, Inc. (b)	92,925	2,559,155
Healthspring, Inc. (b)	99,675	2,028,386
inVentiv Health, Inc. (b)	90,400	3,195,640
NovaMed, Inc. (b)	233,800	1,769,866
Option Care, Inc. (a)	111,025	1,582,106
Radiation Therapy Services, Inc. (a) (b)	61,300	1,932,176
Sun Healthcare Group, Inc.	205,150	2,591,044

		15,658,373

Health Care Technology—1.1%
Allscripts Heathcare Solutions, Inc. (a) (b)	64,300	1,735,457
Emageon, Inc. (a) (b)	128,725	1,977,216
Vital Images, Inc. (a) (b)	46,400	1,614,720

		5,327,393

Hotels, Restaurants & Leisure—2.9%
Bob Evans Farms, Inc.	67,350	2,304,717
CEC Entertainment, Inc. (b)	85,225	3,430,306
Chipotle Mexican Grill, Inc. (Class A) (a) (b)	44,000	2,508,000

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
McCormick & Schmick’s Seafood Restaurants, Inc. (b)	84,275	$2,025,971
Morton’s Restaurant Group, Inc. (b)	76,325	1,270,811
Pinnacle Entertainment, Inc.	47,150	1,562,551
Trump Entertainment Resorts, Inc. (a) (b)	62,275	1,135,896

		14,238,252

Household Durables—1.1%
Interface, Inc.	140,150	1,992,933
Jarden Corp.	56,825	1,976,942
Sealy Corp.	92,300	1,361,425

		5,331,300

Insurance—4.9%
American Equity Investment Life (a)	163,475	2,130,079
Arch Capital Group, Ltd. (b)	36,550	2,471,145
Argonaut Group, Inc.	46,550	1,622,733
Delphi Financial Group, Inc.	66,043	2,672,100
First Mercury Financial Corp.	72,300	1,700,496
Midland Co.	27,755	1,164,322
National Financial Partners Corp. (a)	64,725	2,845,958
ProAssurance Corp. (b)	40,625	2,028,000
Protective Life Corp.	29,400	1,396,500
RLI Corp.	42,975	2,424,650
The Navigators Group, Inc. (b)	41,700	2,009,106
United Fire & Casualty Co.	55,050	1,940,513

		24,405,602

Internet & Catalog Retail—0.5%
VistaPrint, Ltd. (a) (b)	71,600	2,370,676

Internet Software & Services—1.6%
aQuantive, Inc. (a) (b)	78,725	1,941,358
Digitas, Inc. (b)	144,175	1,933,387
j2 Global Communications, Inc. (a) (b)	48,125	1,311,406
Online Resources Corp. (b)	125,300	1,279,313
Websense, Inc. (b)	63,500	1,449,705

		7,915,169

IT Services—2.4%
Heartland Payment Systems, Inc. (a)	68,975	1,948,544
Lightbridge, Inc. (b)	142,400	1,928,096
Perot Systems Corp. (Class A) (b)	147,400	2,415,886
Tyler Technologies, Inc.	118,400	1,664,704
Wright Express Corp. (b)	130,750	4,075,477

		12,032,707

Leisure Equipment & Products—0.3%
Smith & Wesson Holding Corp. (a) (b)	148,175	1,532,130

Life Sciences Tools & Services—0.2%
PerkinElmer, Inc.	35,825	796,390

Machinery—4.4%
Actuant Corp. (a)	47,225	2,250,272
Albany International Corp. (Class A)	59,575	1,960,613

Security Description	Shares	Value*

Machinery—(Continued)
American Science & Engineering, Inc. (a) (b)	22,325	$1,328,561
Barnes Group, Inc.	98,975	2,152,706
Commercial Vehicle Group, Inc. (b)	67,200	1,464,960
ESCO Technologies, Inc. (b)	11,775	535,056
Harsco Corp.	26,700	2,031,870
IDEX Corp.	21,337	1,011,587
LB Foster Co. (a)	43,325	1,122,551
Middleby Corp. (a)	19,525	2,043,682
Nordson Corp.	24,775	1,234,538
RBC Bearings, Inc. (b)	167,935	4,813,017

		21,949,413

Media—2.6%
4Kids Entertainment, Inc.	33,475	609,915
Alloy, Inc. (b)	118,800	1,367,388
Harte-Hanks, Inc.	71,600	1,984,036
Interactive Data Corp. (b)	38,175	917,727
John Wiley & Sons, Inc.	68,850	2,648,659
Journal Communications, Inc.	155,300	1,958,333
Live Nation, Inc. (b)	152,325	3,412,080

		12,898,138

Metals & Mining—1.2%
Chaparral Steel Co.	50,150	2,220,140
Northwest Pipe Co.	56,225	1,890,285
Reliance Steel & Aluminum Co.	49,100	1,933,558

		6,043,983

Multi-Utilities—0.6%
NorthWestern Corp.	82,475	2,917,966

Multiline Retail—0.4%
Big Lots, Inc. (a) (b)	20,950	480,174
Dollar Tree Stores, Inc. (b)	55,950	1,684,095

		2,164,269

Mutual Funds—0.6%
iShares Russell 2000 Value Index Fund (a)	37,775	3,022,756

Oil, Gas & Consumable Fuels—2.7%
Alpha Natural Resources, Inc. (a) (b)	71,150	1,012,465
Arena Resources, Inc. (a) (b)	29,775	1,271,690
ATP Oil & Gas Corp. (b)	34,850	1,379,014
Denbury Resources, Inc. (b)	48,725	1,354,068
Helix Energy Solutions Group, Inc. (b)	140,552	4,409,116
Mariner Energy, Inc. (b)	100,125	1,962,450
PetroHawk Energy Corp. (b)	96,400	1,108,600
The Exploration Co. of Delaware, Inc. (a)	87,300	1,164,582

		13,661,985

Personal Products—0.3%
Alberto-Culver Co.	71,625	1,536,356

Pharmaceuticals—0.4%
Santarus, Inc. (a) (b)	232,075	1,817,147

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—3.8%
BioMed Realty Trust, Inc.	86,900	$2,485,340
CBL & Associates Properties, Inc.	49,475	2,144,741
Corporate Office Properties Trust (a)	44,150	2,228,251
First Potomac Realty Trust	86,025	2,504,188
Health Care REIT, Inc. (a)	29,399	1,264,731
Kite Realty Group Trust	126,775	2,360,550
LaSalle Hotel Properties	61,175	2,804,874
Newcastle Investment Corp. (a)	64,400	2,017,008
Potlatch Corp. (a)	29,017	1,271,525

		19,081,208

Real Estate Management & Development—0.5%
Jones Lang LaSalle, Inc.	27,225	2,509,328

Road & Rail—0.9%
Genesee & Wyoming, Inc. (a) (b)	46,975	1,232,624
Laidlaw International, Inc.	84,425	2,569,053
Marten Transport, Ltd. (b)	40,262	738,002

		4,539,679

Semiconductors & Semiconductor Equipment—3.5%
ATMI, Inc. (b)	69,550	2,123,361
Cypress Semiconductor Corp. (a) (b)	89,800	1,514,926
Diodes, Inc. (a) (b)	24,787	879,443
Entegris, Inc. (a) (b)	204,100	2,208,362
Fairchild Semiconductor International, Inc. (b)	53,700	902,697
Netlogic Microsystems, Inc. (a) (b)	61,025	1,323,632
Pericom Semiconductor Corp. (b)	51,425	589,845
Rudolph Technologies, Inc. (b)	99,200	1,579,264
Tessera Technologies, Inc. (a) (b)	72,600	2,928,684
Verigy, Ltd.	86,000	1,526,500
Volterra Semiconductor Corp. (a) (b)	122,400	1,836,000

		17,412,714

Software—3.0%
Blackboard, Inc. (a) (b)	77,125	2,316,835
Hyperion Solutions Corp. (b)	70,225	2,523,886
Informatica Corp. (b)	164,100	2,003,661
MapInfo Corp. (b)	88,400	1,153,620
Opsware, Inc. (a)	191,450	1,688,589
Progress Software Corp. (b)	41,700	1,164,681
Quest Software, Inc. (b)	141,250	2,069,313
The Ultimate Software Group, Inc. (b)	96,250	2,238,775

		15,159,360

Specialty Retail—3.0%
Dick’s Sporting Goods, Inc. (a) (b)	45,300	2,219,247
Guess?, Inc. (b)	27,675	1,755,425
Jo-Ann Stores, Inc. (a)	115,875	2,850,525
Lithia Motors, Inc. (a)	33,000	949,080
Pier 1 Imports, Inc. (a)	75,725	450,564
Rent-A-Center, Inc. (b)	72,500	2,139,475
Sonic Automotive, Inc. (a)	86,500	2,511,960
Tween Brands, Inc. (b)	50,100	2,000,493

		14,876,769

Security Description	Shares	Value*

Textiles, Apparel & Luxury Goods—2.8%
Fossil, Inc. (a) (b)	120,350	$2,717,503
Hanesbrands, Inc. (b)	63,900	1,509,318
Movado Group, Inc.	90,475	2,623,775
Phillips-Van Heusen Corp.	38,650	1,939,071
Quiksilver, Inc. (a) (b)	227,050	3,576,037
Volcom, Inc. (b)	57,000	1,685,490

		14,051,194

Thrifts & Mortgage Finance—0.4%
PFF Bancorp, Inc.	63,425	2,188,797

Trading Companies & Distributors—0.5%
Aircastle, Ltd. (a)	66,275	1,955,113
Electro Rent Corp. (b)	39,073	652,519

		2,607,632

Water Utilities—0.4%
American State Water Co. (a)	35,450	1,369,079
Middlesex Water Co.	31,575	591,400

		1,960,479

Wireless Telecommunication Services—0.5%
SBA Communications Corp. (b)	90,325	2,483,938

Total Common Stock (Identified Cost $394,457,901)		482,250,874

Short Term Investments—3.7%
Security Description	Face Amount	Value*

Commercial Paper—3.7%
San Paolo U.S. Financial Co. 3.750%, 01/02/07	$18,149,000	18,147,110

Total Short Term Investments (Identified Cost $18,147,110)		18,147,110

Total Investments—100.3% (Identified Cost $412,605,011) (c)		500,397,984
Liabilities in excess of other assets		(1,253,133)

Total Net Assets—100%		$499,144,851

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $101,025,256 and the collateral received consisted of cash in the amount of $104,392,315.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $412,886,611 and the composition of unrealized appreciation and depreciation of investment securities was $92,499,256 and $(4,987,883), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$500,397,984
Cash		1,184
Collateral for securities loaned		104,392,315
Receivable for:
Securities sold		82,749
Fund shares sold		692,436
Accrued interest and dividends		407,012

Total Assets		605,973,680
Liabilities
Payable for:
Fund shares redeemed	$944,906
Securities purchased	970,408
Return of collateral for securities loaned	104,392,315
Accrued expenses:
Management fees	360,671
Service and distribution fees	21,624
Deferred directors’ fees	25,925
Other expenses	112,980

Total Liabilities		106,828,829

Net Assets		$499,144,851

Net assets consists of:
Capital paid in		$351,963,109
Undistributed net investment income		357,774
Accumulated net realized gains		59,030,995
Unrealized appreciation on investments		87,792,973

Net Assets		$499,144,851

Computation of offering price:
Class A
Net asset value and redemption price per share ($371,963,199 divided by 1,491,600 shares outstanding)		$249.37

Class B
Net asset value and redemption price per share ($67,360,352 divided by 273,414 shares outstanding)		$246.37

Class E
Net asset value and redemption price per share ($59,821,300 divided by 241,903 shares outstanding)		$247.29

Identified cost of investments		$412,605,011

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$4,288,463
Interest		932,766	(a)

		5,221,229
Expenses
Management fees	$4,260,564
Service and distribution fees—Class B	113,922
Service and distribution fees—Class E	86,178
Directors’ fees and expenses	26,831
Custodian	138,324
Audit and tax services	27,529
Legal	8,971
Printing	173,367
Insurance	8,187
Miscellaneous	4,636

Total expenses	4,848,509
Expense reductions	(62,608)
Management fee waivers	(236,709)	4,549,192

Net Investment Income		672,037

Realized and Unrealized Gain
Realized gain on:
Investments—net		59,329,511
Unrealized appreciation on:
Investments—net		10,378,151

Net gain		69,707,662

Net Increase in Net Assets From Operations		$70,379,699

(a)	Includes income on securities loaned of $165,669.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005

From Operations
Net investment income	$672,037	$86,849
Net realized gain	59,329,511	40,861,910
Unrealized appreciation (depreciation)	10,378,151	(13,364,724)

Increase in net assets from operations	70,379,699	27,584,035

From Distributions to Shareholders
Net realized gain
Class A	(32,197,782)	(4,334,645)
Class B	(3,394,432)	(148,451)
Class E	(5,098,161)	(595,461)

Total distributions	(40,690,375)	(5,078,557)

Increase (decrease) in net assets from capital share transactions	42,258,597	(17,545,140)

Total increase in net assets	71,947,921	4,960,338

Net Assets
Beginning of the period	427,196,930	422,236,592

End of the period	$499,144,851	$427,196,930

Undistributed (Overdistributed) Net Investment Income
End of the period	$357,774	$(22,397)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	334,929	$81,454,033	286,902	$63,039,143
Reinvestments	131,468	32,197,782	21,414	4,334,645
Redemptions	(483,757)	(116,923,162)	(470,538)	(103,203,556)

Net decrease	(17,360)	$(3,271,347)	(162,222)	$(35,829,768)

Class B
Sales	184,495	$44,212,938	88,665	$19,357,914
Reinvestments	14,005	3,394,432	739	148,451
Redemptions	(35,004)	(8,256,711)	(8,868)	(1,965,852)

Net increase	163,496	$39,350,659	80,536	$17,540,513

Class E
Sales	61,619	$15,109,940	33,265	$7,239,106
Reinvestments	20,970	5,098,161	2,957	595,461
Redemptions	(59,214)	(14,028,816)	(32,346)	(7,090,452)

Net increase	23,375	$6,179,285	3,876	$744,115

Increase (decrease) derived from capital share transactions		$42,258,597		$(17,545,140)

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$232.80	$220.60	$189.55	$138.89	$177.25

Income From Investment Operations
Net investment income (loss)	0.45	0.11	(0.27)	(0.34)	0.14
Net realized and unrealized gain (loss) of investments	37.97	14.79	31.32	51.00	(38.32)

Total from investment operations	38.42	14.90	31.05	50.66	(38.18)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.18)
Distributions from net realized capital gains	(21.85)	(2.70)	0.00	0.00	0.00

Total distributions	(21.85)	(2.70)	0.00	0.00	(0.18)

Net Asset Value, End of Period	$249.37	$232.80	$220.60	$189.55	$138.89

Total Return (%)	16.7	6.9	16.4	36.5	(21.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93	0.94	0.98	0.99	0.97
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.92	0.91	0.95	N/A	0.97
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.98	0.94	0.98	0.99	0.97
Ratio of net investment income (loss) to average net assets (%)	0.18	0.05	(0.13)	(0.21)	0.14
Portfolio turnover rate (%)	76	101	135	118	99
Net assets, end of period (000)	$371,963	$351,279	$368,666	$348,406	$281,477

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$230.75	$219.20	$188.59	$138.20	$144.89

Income From Investment Operations
Net investment income (loss)	0.12	(0.25)	0.08	(0.24)	0.00
Net realized and unrealized gain (loss) of investments	37.35	14.50	30.53	50.63	(6.69)

Total from investment operations	37.47	14.25	30.61	50.39	(6.69)

Less Distributions
Distributions from net realized capital gains	(21.85)	(2.70)	0.00	0.00	0.00

Total distributions	(21.85)	(2.70)	0.00	0.00	0.00

Net Asset Value, End of Period	$246.37	$230.75	$219.20	$188.59	$138.20

Total Return (%)	16.4	6.7	16.2	36.5	(4.6	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	1.18	1.19	1.23	1.24	1.22	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	1.17	1.17	1.20	N/A	1.22	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.23	1.19	1.23	1.24	1.22	(c)
Ratio of net investment income (loss) to average net assets (%)	(0.02)	(0.16)	(0.07)	(0.46)	0.00	(c)
Portfolio turnover rate (%)	76	101	135	118	99
Net assets, end of period (000)	$67,360	$25,364	$6,440	$98	$1

(a)	Commencement of operations was July 29, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$231.34	$219.57	$188.95	$138.65	$177.03

Income From Investment Operations
Net investment income (loss)	0.14	(0.21)	(0.45)	(0.37)	0.03
Net realized and unrealized gain (loss) of investments	37.66	14.68	31.07	50.67	(38.32)

Total from investment operations	37.80	14.47	30.62	50.30	(38.29)

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.09)
Distributions from net realized capital gains	(21.85)	(2.70)	0.00	0.00	0.00

Total distributions	(21.85)	(2.70)	0.00	0.00	(0.09)

Net Asset Value, End of Period	$247.29	$231.34	$219.57	$188.95	$138.65

Total Return (%)	16.5	6.8	16.2	36.3	(21.6)
Ratio of operating expenses to average net assets before expense reductions (%)	1.08	1.09	1.13	1.14	1.12
Ratio of operating expenses to average net assets after expense reductions (%) (a)	1.07	1.06	1.10	N/A	1.12
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	1.13	1.09	1.13	1.14	1.12
Ratio of net investment income (loss) to average net assets (%)	0.03	(0.10)	(0.26)	(0.37)	(0.01)
Portfolio turnover rate (%)	76	101	135	118	99
Net assets, end of period (000)	$59,821	$50,554	$47,131	$31,759	$10,242

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Loomis Sayles Small Cap Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Loomis Sayles Small Cap Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign

MSF-13

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the

MSF-14

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Loomis Sayles Small Cap Portfolio had no capital loss carryovers.

MSF-15

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$8,987,266	$—	$31,703,109	$5,078,557	$—	$—	$40,690,375	$5,078,557

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$10,889,122	$48,807,350	$87,511,373	$—	$147,207,845

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Loomis Sayles Small Cap Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$344,681,193	$0	$350,328,985

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Loomis Sayles Small Cap	$4,260,564	0.900%	Of the first $500 million
		0.850%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Loomis, Sayles & Co., L.P. is compensated to provide subadvisory services for the Loomis Sayles Small Cap Portfolio.

MSF-16

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Loomis Sayles Small Cap Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.050%	All assets

Amounts waived for the period ended December 31, 2006 are shown as management fee waivers in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

MSF-17

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-18

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Loomis Sayles Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Loomis Sayles Small Cap Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Small Cap Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-19

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-23

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-24

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-25

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-26

Metropolitan Series Fund, Inc.

Loomis Sayles Small Cap Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-27

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-28

Metropolitan Series Fund, Inc. MetLife Aggressive Allocation Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the MetLife Aggressive Allocation Portfolio returned 16.1%, compared to the 15.9% return of the Wilshire 5000 Stock Index1 and the 5.0% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Aggressive Allocation Portfolio consists of an 80% allocation to the Wilshire 5000 Stock Index1 and a 20% allocation to the Morgan Stanley Capital International EAFE Index3. During the year ended December 31, 2006, the blended benchmark returned 17.9%.

PORTFOLIO REVIEW

After rising sharply during the first half of the year in response to continued tightening by the Federal Reserve and higher energy prices, bond yields fell during most of the last half of 2006 as the Fed held rates stable and energy prices fell. Overall, interest rates moved upward with the yield on the 10-Year Treasury Bond rising from 4.4% to 4.7%. This dampened the total return on bonds as measured by Lehman Brothers Aggregate Bond Index4, which returned only 4.3% despite a 5.4% coupon. In this rising rate environment, shorter maturity bonds outperformed longer maturity bonds. Below investment grade bonds as measured by Lehman Brothers High Yield Bond Index5 were up 11.9% for the year, significantly outperforming investment grade bonds because of their higher coupon payments and a narrowing of the credit spread. Emerging Market debt as measured by the Citibank Global Emerging Market Sovereign Bond Index6 had a total return of 10.5%.

Equities moved higher in all market segments during the 2006 as seen by the 15.8% return of the Standard and Poor’s 500 Stock Index7. Larger cap stocks trailed mid and small cap stocks. Mid cap stocks, as measured the S&P 400 Mid Cap Index8, returned 10.3%, while small cap stocks, as measured by Russell 2000 Small Cap Index9, produced a 18.4% return. Within large cap stocks, value stocks generally did significantly better than growth stocks. Energy (24.2%), Telecommunications (36.8%), and Utilities (21.0%) were the best performing sectors; Heath Care (7.5%) and Investment Technology (8.4%) lagged the rest of the market.

Foreign stocks returned 26.3% as measured by the MSCI EAFE Index3 on a dollar basis, helped in part by the weaker dollar that made foreign securities more valuable to the U.S. based investor. Continental Europe was especially strong while Japan, up only 6.2%, trailed. Emerging Market stocks, as measured by IFCI Composite Index10, were very strong, up 35.1%, for the year.

The MetLife Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 100% in equity investments and 0% in fixed income investments, although we expect that there may be some cash held by the equity funds. The MetLife Aggressive Allocation Portfolio is considered the most aggressive of the five Asset Allocation Portfolios.

The only change in the Portfolio during the period was an adjustment to the targets for the underlying portfolios as of May 1, 2006. The large cap value and foreign components of the Portfolio were the biggest contributors to performance during the year while the Portfolio’s growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities. Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The Index does not include fees or expenses and is not available for direct investment.

3 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

4 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

5 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index does not include fees or expenses and is not available for direct investment.

6 The CitiGroup Emerging Market Sovereign Bond Index cover US dollar-denominated external debt issued by sovereigns whose foreign debt is rated at or below BBB+/Baa1 by S&P/Moodys, together with Brady obligations of these issuers. In order to ensure relevance of the securities and to maintain a high quality of information, individual issues must have at least US$500 million outstanding to be eligible. Excludes defaulted sovereigns and limits the exposure to any one issuer by adopting a simple algorithm to cap at US$15 billion the total par amount of any single issuer's debt in the Index. The Index does not include fees or expenses and is not available for direct investment.

7 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

8 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

9 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

10 The S&P/IFCI Composite Index measures the performance of stocks domiciled in emerging market countries classified by the World Bank as having a low or middle income economy. Under this index, only stocks that are legally and practically available to foreign investors. The Index covers more than 2,000 stocks in 53 markets. The Index does not include fees or expenses and is not available for direct investment.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2006

	MetLife Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	16.1%	15.7%	15.9%	5.0%
Since Inception	17.5	17.2	16.6	4.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	12.0%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	10.1%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	10.0%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	9.1%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	9.0%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	7.9%
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	7.0%
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	6.0%
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	6.0%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	5.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
MetLife Aggressive Allocation—Class A(a) (b)	Actual	0.86%	$1,000.00	$1,115.20	$4.59
	Hypothetical	0.86%	$1,000.00	$1,020.82	$4.38

MetLife Aggressive Allocation—Class B(a) (b)	Actual	1.11%	$1,000.00	$1,113.70	$5.91
	Hypothetical	1.11%	$1,000.00	$1,019.54	$5.65

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2006

Mutual Funds—100.1%

Security Description	Shares	Value*

Affiliated Investment Companies—100.1%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	320,081	$4,407,522
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	460,885	8,770,645
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	379,519	5,214,584
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	544,986	6,076,590
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	95,072	1,723,647
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	295,744	10,386,539
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	560,832	8,687,290
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	178,558	3,489,026
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	337,866	5,182,861
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	336,240	4,273,610
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	189,582	6,874,238
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	372,535	7,923,828
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	165,463	2,594,452
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	509,569	7,781,123
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Growth Portfolio, (Class A)	216,968	3,410,732

Total Mutual Funds (Identified Cost $80,984,449)		86,796,687

Total Investments—100.1% (Identified Cost $80,984,449) (a)		86,796,687
Liabilities in excess of other assets		(62,502)

Total Net Assets—100%		$86,734,185

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $81,177,628 and the unrealized appreciation of investment securities was $5,619,059.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$86,796,687
Receivable for:
Fund shares sold		276,284

Total Assets		87,072,971
Liabilities
Payable for:
Fund shares redeemed	$144,708
Securities purchased	119,095
Accrued expenses:
Management fees	18,232
Service and distribution fees	13,502
Other expenses	43,249

Total Liabilities		338,786

Net Assets		$86,734,185

Net assets consists of:
Capital paid in		$80,789,792
Undistributed net investment income		114,329
Accumulated net realized gains		17,826
Unrealized appreciation on investments		5,812,238

Net Assets		$86,734,185

Computation of offering price:
Class A
Net asset value and redemption price per share ($19,444,327 divided by 1,581,979 shares outstanding)		$12.29

Class B
Net asset value and redemption price per share ($67,289,858 divided by 5,495,751 shares outstanding)		$12.24

Identified cost of investments		$80,984,449

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends from underlying Portfolios		$331,638

Expenses
Management fees	$45,653
Service and distribution fees—Class B	86,533
Directors’ fees and expenses	580
Custodian	17,029
Audit and tax services	13,933
Legal	839
Printing	15
Miscellaneous	1,564

Total expenses	166,146
Expense reimbursements	(33,960)	132,186

Net Investment Income		199,452

Realized and Unrealized Gain
Realized gain on:
Investments—net	175,061
Capital gains distributions from underlying Portfolios	1,244,172	1,419,233

Unrealized appreciation on:
Investments—net		5,934,835

Net gain		7,354,068

Net Increase in Net Assets From Operations		$7,553,520

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$199,452	$31,665
Net realized gain	1,419,233	95,515
Unrealized appreciation	5,934,835	223,620

Increase in net assets from operations	7,553,520	350,800

From Distributions to Shareholders
Net investment income
Class A	(95,705)	(10,536)
Class B	(195,268)	(22,499)

	(290,973)	(33,035)

Net realized gain
Class A	(401,661)	(7,966)
Class B	(860,147)	(19,928)

	(1,261,808)	(27,894)

Total distributions	(1,552,781)	(60,929)

Increase in net assets from capital share transactions	70,483,007	9,960,568

Total increase in net assets	76,483,746	10,250,439

Net Assets
Beginning of the period	10,250,439	0

End of the period	$86,734,185	$10,250,439

Undistributed Net Investment Income
End of the period	$114,329	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	1,879,417	$21,558,817	331,583	$3,587,263
Reinvestments	43,514	497,366	1,645	18,502
Redemptions	(596,785)	(6,765,139)	(77,395)	(845,021)

Net increase	1,326,146	$15,291,044	255,833	$2,760,744

Class B
Sales	5,162,802	$58,794,816	843,456	$9,182,446
Shares issued through acquisition	631,555	7,224,995	0	0
Reinvestments	92,580	1,055,415	3,778	42,427
Redemptions	(1,051,226)	(11,883,263)	(187,194)	(2,025,049)

Net increase	4,835,711	$55,191,963	660,040	$7,199,824

Increase derived from capital share transactions		$70,483,007		$9,960,568

(a)	Commencement of operations was May 2, 2005.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$11.21	$10.00

Income From Investment Operations
Net investment income	0.12	0.04
Net realized and unrealized gain on investments	1.62	1.24

Total from investment operations	1.74	1.28

Less Distributions
Distributions from net investment income	(0.13)	(0.04)
Distributions from net realized capital gains	(0.53)	(0.03)

Total distributions	(0.66)	(0.07)

Net Asset Value, End of Period	$12.29	$11.21

Total Return (%)	16.1	12.7	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.17	1.76	(c)
Ratio of net investment income to average net assets (%) (d)	0.83	1.53	(c)
Portfolio turnover rate (%)	37	57	(c)
Net assets, end of period (000)	$19,444	$2,867

	Class B
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$11.19	$10.00

Income From Investment Operations
Net investment income	0.10	0.03
Net realized and unrealized gain on investments	1.60	1.23

Total from investment operations	1.70	1.26

Less Distributions
Distributions from net investment income	(0.12)	(0.04)
Distributions from net realized capital gains	(0.53)	(0.03)

Total distributions	(0.65)	(0.07)

Net Asset Value, End of Period	$12.24	$11.19

Total Return (%)	15.7	12.6	(b)
Ratio of operating expenses to average net assets (%) (e)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.42	2.01	(c)
Ratio of net investment income to average net assets (%) (d)	0.31	1.29	(c)
Portfolio turnover rate (%)	37	57	(c)
Net assets, end of period (000)	$67,290	$7,384

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified mutual fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. The Underlying Portfolios that are Series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the exdividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis. Which is the same basis used for federal income tax purposes.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the MetLife Aggressive Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$678,179	$60,929	$874,602	$—	$—	$—	$1,552,781	$60,929

MSF-10

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$325,334	$—	$5,619,059	$—	$5,944,393

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $80,227,782 and $17,021,937, respectively.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Aggressive Allocation (a)	$45,653	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

(a)	Prior to November 9, 2006, the advisory fee rate for the Portfolio was at the annual rate of 0.100% of average daily net assets.

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2006, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $38,508 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $33,960.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	ACQUISITIONS:

On May 1, 2006, the Asset Allocation Portfolio acquired all of the assets of the Managed Allocation Series: Aggressive Portfolio (“TST Managed Allocation Series Aggressive”), a series of the Travelers Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 631,555 Class B shares of the Asset Allocation Portfolio (valued at $7.2 million) in exchange for 704,820 shares of TST Managed Allocation Series Aggressive (valued at $7.2 million).

The aggregate net assets of the Asset Allocation Portfolio and TST Managed Allocation Series Aggressive immediately before the acquisition were $28,961,817 and $7,224,995, respectively. The aggregate net assets of the Asset Allocation Portfolio immediately after the acquisition were $36,186,812, which includes $346,217 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $7,594,349.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of

MSF-12

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	OTHER:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. At the end of the period, MetLife Aggressive Allocation Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios.

Met Investors Series Trust-Dreman Small Cap Value Portfolio (Class A)	5.3%

MSF-13

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and MetLife Aggressive Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Aggressive Allocation (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations ) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Aggressive Allocation Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations ) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-14

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objectives, and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-21

Metropolitan Series Fund, Inc.

MetLife Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. MetLife Conservative Allocation Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the MetLife Conservative Allocation Portfolio returned 7.3% compared to the 15.9% return of the Wilshire 5000 Stock Index1 and the 5.0% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative Allocation Portfolio consists of a 16% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 64% allocation to the Lehman Brothers Universal Bond Index2, a 16% allocation to the Wilshire 5000 Stock Index1, and a 4% allocation to the Morgan Stanley Capital International EAFE Index4. During the year ended December 31, 2006, the blended benchmark returned 7.4%.

PORTFOLIO REVIEW

After rising sharply during the first half of the year in response to continued tightening by the Federal Reserve and higher energy prices, bond yields fell during most of the last half of 2006 as the Fed held rates stable and energy prices fell. Overall, interest rates moved upward with the yield on the 10-year Treasury Bond rising from 4.4% to 4.7%. This dampened the total return on bonds as measured by Lehman Brothers Aggregate Bond Index5, which returned only 4.3% despite a 5.4% coupon. In this rising rate environment, shorter maturity bonds outperformed longer maturity bonds. Below investment grade bonds as measured by Lehman Brothers High Yield Bond Index6 were up 11.9% for the year, significantly outperforming investment grade bonds because of their higher coupon payments and a narrowing of the credit spread. Emerging Market debt as measured by the Citibank Global Emerging Market Sovereign Bond Index7 had a total return of 10.5%.

Equities moved higher in all market segments during 2006 as seen by the +15.8% return of the Standard and Poor’s 500 Stock Index8. Larger cap stocks trailed mid and small cap stocks. Mid cap stocks, as measured the S&P 400 Mid Cap Index9 returned 10.3%, while small cap stocks, as measured by Russell 2000 Small Cap Index10, produced a 18.4% return. Within large cap stocks, value stocks generally did significantly better than growth stocks. Energy (24.2%), Telecommunications (36.8%), and Utilities (21.0%) were the best performing sectors; Heath Care (7.5%) and Investment Technology (8.4%) lagged the rest of the market.

Foreign stocks returned 26.3% as measured by the MSCI EAFE Index4 on a dollar basis, helped in part by the weaker dollar that made foreign securities more valuable to the U.S. based investor. Continental Europe was especially strong while Japan, up only 6.2%, trailed. Emerging Market stocks, as measured by IFCI Composite Index11 were very strong, up 35.1%, for the year.

The MetLife Conservative Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 20% in equity investments and 80% in fixed income investments. The MetLife Conservative Allocation Portfolio is considered the most conservative of the five Asset Allocation Portfolios as measured by it’s potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 12% to 10% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The large cap value and foreign components of the Portfolio were the biggest contributors to performance during the year, while the Portfolio’s bond positions and small cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities. Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. No attempt has been made to adjust the market capitalization of the index to take into account cross holding between corporations. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

5 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index does not include fees or expenses and is not available for direct investment.

7 The CitiGroup Emerging Market Sovereign Bond Index covers US dollar-denominated external debt issued by sovereigns whose foreign debt is rated at or below BBB+/Baa1 by S&P/Moodys, together with Brady obligations of these issuers. In order to ensure relevance of the securities and to maintain a high quality of information, individual issues must have at least US$500 million outstanding to be eligible. Excludes defaulted sovereigns and limits the exposure to any one issuer by adopting a simple algorithm to cap at US$15 billion the total par amount of any single issuer’s debt in the index. The Index does not include fees or expenses and is not available for direct investment.

8 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

9 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

10 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

11 The S&P / IFCI Composite Index measures the performance of stocks domiciled in emerging market countries classified by the World Bank as having a low or middle income economy. Under this index, only stocks that are legally and practically available to foreign investors. The Index covers more than 2,000 stocks in 53 markets. The Index does not include fees or expenses and is not available for direct investment.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2006

	MetLife Conservative Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	7.3%	6.9%	15.9%	5.0%
Since Inception	6.9	6.5	16.6	4.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2006

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	26.7%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	17.9%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	16.9%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	11.9%
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	5.0%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	3.1%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	2.1%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	2.1%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	2.1%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	2.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
MetLife Conservative Allocation—Class A(a)(b)	Actual	0.72%	$1,000.00	$1,064.40	$3.75
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

MetLife Conservative Allocation—Class B(a)(b)	Actual	0.97%	$1,000.00	$1,062.50	$5.04
	Hypothetical	0.97%	$1,000.00	$1,020.26	$4.94

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2006

Mutual Funds—100.1%

Security Description	Shares	Value*

Affiliated Investment Companies—100.1%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	51,317	$706,638
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	73,833	1,405,051
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	50,687	696,446
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	62,393	695,684
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	270,841	3,388,217
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	1,521,394	17,967,669
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	104,557	11,355,934
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	59,237	2,080,399
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	89,819	1,391,292
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	35,781	699,166
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	45,114	692,044
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	53,894	684,986
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	37,971	1,376,818
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	66,362	1,411,511
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	44,220	693,368
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	90,736	1,385,546
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Growth Portfolio, (Class A)	43,471	683,366
Metropolitan Series Fund, Inc.—Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	955,687	12,022,544
Metropolitan Series Fund, Inc.—Western Asset Management U.S. Government Portfolio, (Class A)	650,215	7,997,642

Total Mutual Funds (Identified Cost $65,326,506)		67,334,321

Total Investments—100.1% (Identified Cost $65,326,506) (a)		67,334,321
Liabilities in excess of other assets		(57,052)

Total Net Assets—100%		$67,277,269

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $65,493,615 and the unrealized appreciation of investment securities was $1,840,706.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$67,334,321
Receivable for:
Fund shares sold		105,310

Total Assets		67,439,631
Liabilities
Payable for:
Fund shares redeemed	$43,193
Securities purchased	49,921
Accrued expenses:
Management fees	14,681
Service and distribution fees	11,359
Other expenses	43,208

Total Liabilities		162,362

Net Assets		$67,277,269

Net assets consists of:
Capital paid in		$65,388,790
Distributions in excess of net realized gains		(119,336)
Unrealized appreciation on investments		2,007,815

Net Assets		$67,277,269

Computation of offering price:
Class A
Net asset value and redemption price per share ($11,029,788 divided by 1,042,981 shares outstanding)		$10.58

Class B
Net asset value and redemption price per share ($56,247,481 divided by 5,335,926 shares outstanding)		$10.54

Identified cost of investments		$65,326,506

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends from underlying Portfolios		$901,674

Expenses
Management fees	$38,374
Service and distribution fees—Class B	78,611
Directors’ fees and expenses	580
Custodian	17,335
Audit and tax services	13,933
Legal	701
Printing	15
Miscellaneous	259

Total expenses	149,808
Expense reimbursements	(32,823)	116,985

Net Investment Income		784,689

Realized and Unrealized Gain
Realized gain on:
Investments—net	7,414
Capital gains distributions from underlying Portfolios	265,684	273,098

Unrealized appreciation on:
Investments—net		2,135,725

Net gain		2,408,823

Net Increase in Net Assets From Operations		$3,193,512

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$784,689	$41,502
Net realized gain	273,098	60,924
Unrealized appreciation	2,135,725	76,985

Increase in net assets from operations	3,193,512	179,411

From Distributions to Shareholders
Net investment income
Class A	(199,657)	(9,949)
Class B	(680,243)	(33,556)

	(879,900)	(43,505)

Net realized gain
Class A	(76,625)	(2,633)
Class B	(266,100)	(10,786)

	(342,725)	(13,419)

Total distributions	(1,222,625)	(56,924)

Increase in net assets from capital share transactions	49,884,003	15,299,892

Total increase in net assets	51,854,890	15,422,379

Net Assets
Beginning of the period	15,422,379	0

End of the period	$67,277,269	$15,422,379

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	1,359,531	$13,957,228	470,206	$4,830,736
Reinvestments	27,656	276,282	1,211	12,582
Redemptions	(612,657)	(6,280,677)	(202,966)	(2,089,738)

Net increase	774,530	$7,952,833	268,451	$2,753,580

Class B
Sales	5,023,684	$51,348,971	1,347,495	$13,853,831
Shares issued through acquisition	466,162	4,666,278	0	0
Reinvestments	94,919	946,343	4,276	44,342
Redemptions	(1,468,796)	(15,030,422)	(131,814)	(1,351,861)

Net increase	4,115,969	$41,931,170	1,219,957	$12,546,312

Increase derived from capital share transactions		$49,884,003		$15,299,892

(a)	Commencement of operations was May 2, 2005.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$10.37	$10.00

Income From Investment Operations
Net investment income	0.36	0.03
Net realized and unrealized gain on investments	0.36	0.38

Total from investment operations	0.72	0.41

Less Distributions
Distributions from net investment income	(0.37)	(0.03)
Distributions from net realized capital gains	(0.14)	(0.01)

Total distributions	(0.51)	(0.04)

Net Asset Value, End of Period	$10.58	$10.37

Total Return (%)	7.3	4.1	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.19	1.05	(c)
Ratio of net investment income to average net assets (%) (d)	2.75	0.96	(c)
Portfolio turnover rate (%)	24	32	(c)
Net assets, end of period (000)	$11,030	$2,785

	Class B
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$10.36	$10.00

Income From Investment Operations
Net investment income	0.34	0.03
Net realized and unrealized gain on investments	0.34	0.37

Total from investment operations	0.68	0.40

Less Distributions
Distributions from net investment income	(0.36)	(0.03)
Distributions from net realized capital gains	(0.14)	(0.01)

Total distributions	(0.50)	(0.04)

Net Asset Value, End of Period	$10.54	$10.36

Total Return (%)	6.9	4.0	(b)
Ratio of operating expenses to average net assets (%) (e)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.44	1.30	(c)
Ratio of net investment income to average net assets (%) (d)	1.89	1.00	(c)
Portfolio turnover rate (%)	24	32	(c)
Net assets, end of period (000)	$56,247	$12,638

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified mutual fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the MetLife Conservative Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The Underlying Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purpose.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the MetLife Conservative Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$1,081,219	$56,924	$141,406	$—	$—	$—	$1,222,625	$56,924

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$47,773	$—	$1,840,706	$—	$1,888,479

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $54,396,826 and $9,301,691, respectively.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Conservative Allocation (a)	$38,374	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

(a)	Prior to November 9, 2006, the advisory fee rate for the Portfolio was at the annual rate of 0.100% of average daily net assets.

In addition to the above Management Fee paid to MetLife Advisers, the Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution Plans, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B shares. The fees under the Distribution Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the MetLife Conservative Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2006, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $39,997. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $32,823.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	ACQUISITIONS:

On May 1, 2006, the Asset Allocation Portfolio acquired all of the assets of the Managed Allocation Series: Conservative Portfolio (“TST Managed Allocation Series Conservative”), a series of the Travelers Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 466,162 Class B shares of the Asset Allocation Portfolio (valued at $4.7 million) in exchange for 476,617 shares of TST Managed Allocation Series Conservative (valued at $4.7 million).

The aggregate net assets of the Asset Allocation Portfolio and TST Managed Allocation Series Conservative immediately before the acquisition were $25,277,058 and $4,666,278, respectively. The aggregate net assets, immediately after the acquisition were $29,943,336, which includes $204,895 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $4,894,864.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	OTHER:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. At the end of the period, MetLife Conservative Allocation Portfolio was not the owner of record of 5% or more of the total outstanding shares of any of the Underlying Portfolios.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and MetLife Conservative Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Conservative Allocation Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Conservative Allocation Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-14

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-21

Metropolitan Series Fund, Inc.

MetLife Conservative Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. MetLife Conservative to Moderate Allocation Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the MetLife Conservative to Moderate Allocation Portfolio returned 9.8%, compared to the 15.9% return of the Wilshire 5000 Stock Index1 and the 5.0% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Conservative to Moderate Allocation Portfolio consists of a 12% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 48% allocation to the Lehman Brothers Universal Bond Index2, a 32% allocation to the Wilshire 5000 Stock Index1, and an 8% allocation to the Morgan Stanley Capital International EAFE Index4. During the year ended December 31, 2006, the blended benchmark returned 9.9%.

PORTFOLIO REVIEW

After rising sharply during the first half of the year in response to continued tightening by the Federal Reserve and higher energy prices, bond yields fell during most of the last half of 2006 as the Fed held rates stable and energy prices fell. Overall, interest rates moved upward with the yield on the 10-year Treasury Bond rising from 4.4% to 4.7%. This dampened the total return on bonds as measured by Lehman Brothers Aggregate Bond Index5, which returned only 4.3% despite a 5.4% coupon. In this rising rate environment, shorter maturity bonds outperformed longer maturity bonds. Below investment grade bonds as measured by Lehman Brothers High Yield Bond Index6 were up 11.9% for the year, significantly outperforming investment grade bonds because of their higher coupon payments and a narrowing of the credit spread. Emerging Market debt as measured by the Citibank Global Emerging Market Sovereign Bond Index7 had a total return of 10.5%.

Equities moved higher in all market segments during 2006 as seen by the 15.8% return of the Standard and Poor’s 500 Stock Index8. Larger cap stocks trailed mid and small cap stocks. Mid cap stocks, as measured the S&P 400 Mid Cap Index9 returned 10.3%, while small cap stocks, as measured by Russell 2000 Small Cap Index10, produced a 18.4% return. Within large cap stocks, value stocks generally did significantly better than growth stocks. Energy (24.2%), Telecommunications (36.8%), and Utilities (21.0%) were the best performing sectors; Heath Care (7.5%) and Investment Technology (8.4%) lagged the rest of the market.

Foreign stocks returned 26.3% as measured by the MSCI EAFE Index4 on a dollar basis, helped in part by the weaker dollar that made foreign securities more valuable to the U.S. based investor. Continental Europe was especially strong while Japan, up only 6.2%, trailed. Emerging Market stocks, as measured by IFCI Composite Index11 were very strong, up 35.1%, for the year.

The MetLife Conservative to Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 40% in equity investments and 60% in fixed income investments. The MetLife Conservative to Moderate Allocation Portfolio is considered the second most conservative of the five Asset Allocation Portfolios by potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 9% to 7% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The large cap value and foreign components of the Portfolio were the biggest contributors to performance during the year while the Portfolio’s bond positions and small cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities. Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

5 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index does not include fees and expenses and is not available for direct investment.

7 The CitiGroup Emerging Market Sovereign Bond Index covers US dollar-denominated external debt issued by sovereigns whose foreign debt is rated at or below BBB+/Baa1 by S&P/Moodys, together with Brady obligations of these issuers. In order to ensure relevance of the securities and to maintain a high quality of information, individual issues must have at least US$500 million outstanding to be eligible. Excludes defaulted sovereigns and limits the exposure to any one issuer by adopting a simple algorithm to cap at US$15 billion the total par amount of any single issuer’s debt in the Index. The Index does not include fees and expenses and is not available for direct investment.

8 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

9 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

10 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

11 The S&P / IFCI Composite Index measures the performance of stocks domiciled in emerging market countries classified by the World Bank as having a low or middle income economy. Under this index, only stocks that are legally and practically available to foreign investors. The Index covers more than 2,000 stocks in 53 markets. The Index does not include fees and expenses and is not available for direct investment.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2006

	MetLife Conservative to Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	9.8%	9.4%	15.9%	5.0%
Since Inception	9.8	9.4	16.6	4.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	21.6%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	14.8%
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	10.8%
Metropolitan Series Fund, Inc.—Western Asset Mgt. U.S. Government Portfolio, (Class A)	6.9%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	5.1%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	4.2%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	4.1%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	4.1%
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	4.0%
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	3.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
MetLife Conservative to Moderate Allocation—Class A(a)(b)	Actual	0.76%	$1,000.00	$1,078.90	$3.98
	Hypothetical	0.76%	$1,000.00	$1,021.33	$3.87

MetLife Conservative to Moderate Allocation—Class B(a)(b)	Actual	1.01%	$1,000.00	$1,076.20	$5.29
	Hypothetical	1.01%	$1,000.00	$1,020.05	$5.14

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2006

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	439,238	$6,048,314
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	632,673	12,039,767
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	434,100	5,964,536
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	801,498	8,936,703
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	928,615	11,616,975
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	163,274	2,960,149
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	5,315,627	62,777,554
Metropolitan Series Fund, Inc.—BlackRock Bond Income Portfolio, (Class A)	290,078	31,505,343
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	422,894	14,852,050
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	770,005	11,927,376
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	306,330	5,985,691
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	579,845	8,894,825
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	461,651	5,867,588

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	244,010	$8,847,803
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	568,163	12,084,824
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	189,274	2,967,818
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	582,969	8,901,934
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Growth Portfolio, (Class A)	372,306	5,852,651
Metropolitan Series Fund, Inc.—Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	3,414,485	42,954,227
Metropolitan Series Fund, Inc.—Western Asset Management U.S. Government Portfolio, (Class A)	1,626,215	20,002,442

Total Mutual Funds (Identified Cost $279,142,072)		290,988,570

Total Investments—100.0% (Identified Cost $279,142,072) (a)		290,988,570
Liabilities in excess of other assets		(103,694)

Total Net Assets—100%		$290,884,876

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $279,481,670 and the unrealized appreciation of investment securities was $11,506,900.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$290,988,570
Receivable for:
Fund shares sold		1,468,258

Total Assets		292,456,828
Liabilities
Payable for:
Fund shares redeemed	$532,023
Securities purchased	907,483
Accrued expenses:
Management fees	37,794
Service and distribution fees	51,053
Other expenses	43,599

Total Liabilities		1,571,952

Net Assets		$290,884,876

Net assets consists of:
Capital paid in		$278,721,074
Accumulated net realized gains		317,304
Unrealized appreciation on investments		11,846,498

Net Assets		$290,884,876

Computation of offering price:
Class A
Net asset value and redemption price per share ($35,873,950 divided by 3,241,665 shares outstanding)		$11.07

Class B
Net asset value and redemption price per share ($255,010,926 divided by 23,134,478 shares outstanding)		$11.02

Identified cost of investments		$279,142,072

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends from underlying Portfolios		$3,241,394

Expenses
Management fees	$156,247
Service and distribution fees—Class B	331,834
Directors’ fees and expenses	580
Custodian	18,013
Audit and tax services	13,933
Legal	2,881
Printing	15
Miscellaneous	358

Total expenses	523,861
Expense reimbursements	(35,780)	488,081

Net Investment Income		2,753,313

Realized and Unrealized Gain
Realized gain on:
Investments—net	666,754
Capital gains distributions from underlying Portfolios	2,014,034	2,680,788

Unrealized appreciation on:
Investments—net		11,426,020

Net gain		14,106,808

Net Increase in Net Assets From Operations		$16,860,121

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$2,753,313	$191,753
Net realized gain	2,680,788	206,535
Unrealized appreciation	11,426,020	669,365

Increase in net assets from operations	16,860,121	1,067,653

From Distributions to Shareholders
Net investment income
Class A	(590,104)	(39,826)
Class B	(2,533,725)	(158,869)

	(3,123,829)	(198,695)

Net realized gain
Class A	(404,643)	(1,943)
Class B	(1,776,898)	(9,078)

	(2,181,541)	(11,021)

Total distributions	(5,305,370)	(209,716)

Increase in net assets from capital share transactions	220,484,878	57,987,310

Total increase in net assets	232,039,629	58,845,247

Net Assets
Beginning of the period	58,845,247	0

End of the period	$290,884,876	$58,845,247

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	3,075,955	$32,731,897	1,226,378	$12,763,078
Reinvestments	95,649	994,747	3,933	41,769
Redemptions	(916,210)	(9,630,196)	(244,040)	(2,544,902)

Net increase	2,255,394	$24,096,448	986,271	$10,259,945

Class B
Sales	20,240,511	$214,379,158	4,869,411	$50,819,795
Shares issued through acquisition	546,716	5,691,315	0	0
Reinvestments	415,682	4,310,623	15,844	167,947
Redemptions	(2,641,425)	(27,992,666)	(312,261)	(3,260,377)

Net increase	18,561,484	$196,388,430	4,572,994	$47,727,365

Increase derived from capital share transactions		$220,484,878		$57,987,310

(a)	Commencement of operations was May 2, 2005.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$10.60	$10.00

Income From Investment Operations
Net investment income	0.31	0.04
Net realized and unrealized gain on investments	0.70	0.60

Total from investment operations	1.01	0.64

Less Distributions
Distributions from net investment income	(0.32)	(0.04)
Distributions from net realized capital gains	(0.22)	0.00

Total distributions	(0.54)	(0.04)

Net Asset Value, End of Period	$11.07	$10.60

Total Return (%)	9.8	6.4	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.12	0.41	(c)
Ratio of net investment income to average net assets (%) (d)	2.45	1.28	(c)
Portfolio turnover rate (%)	18	3	(c)
Net assets, end of period (000)	$35,874	$10,457

	Class B
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$10.58	$10.00

Income From Investment Operations
Net investment income	0.29	0.03
Net realized and unrealized gain on investments	0.68	0.59

Total from investment operations	0.97	0.62

Less Distributions
Distributions from net investment income	(0.31)	(0.04)
Distributions from net realized capital gains	(0.22)	0.00

Total distributions	(0.53)	(0.04)

Net Asset Value, End of Period	$11.02	$10.58

Total Return (%)	9.4	6.2	(b)
Ratio of operating expenses to average net assets (%) (e)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.37	0.66	(c)
Ratio of net investment income to average net assets (%) (d)	1.64	1.27	(c)
Portfolio turnover rate (%)	18	3	(c)
Net assets, end of period (000)	$255,011	$48,388

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Conservative to Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified mutual fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the underlying portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such underlying portfolios.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Underlying Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the MetLife Conservative to Moderate Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$3,598,532	$209,716	$1,706,838	$—	$—	$—	$5,305,370	$209,716

MSF-10

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$522,877	$134,024	$11,506,900	$—	$12,163,801

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolios record dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $242,217,144 and $27,874,840, respectively.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Conservative to Moderate Allocation(a)	$156,247	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

(a)	Prior to November 9, 2006, the advisory fee rate for the Portfolio was at the annual rate of 0.100% of average daily net assets.

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2006, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $47,344 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $35,780.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	ACQUISITIONS:

On May 1, 2006, the Asset Allocation Portfolio acquired all of the assets of TST Managed Allocation Series: Moderate-Conservative Portfolio (“TST Managed Allocation Series Moderate-Conservative”), a series of the Travelers Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 546,716 Class B shares of the Asset Allocation Portfolio (valued at $5.7 million) in exchange for 576,108 shares of TST Managed Allocation Series Moderate-Conservative (valued at $5.7 million).

The aggregate net assets of the Asset Allocation Portfolio and TST Managed Allocation Series Moderate-Conservative immediately before the acquisition were $111,144,843 and $5,691,315, respectively. The aggregate net assets of the Asset Allocation Portfolio immediately after the acquisition were $116,836,158, which includes $248,887 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $5,963,076.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected

MSF-12

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	OTHER:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. At the end of the period, MetLife Conservative to Moderate Allocation Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios.

Met Investors Series Trust—Dreman Small Cap Value Portfolio (Class A)	7.2%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio (Class A)	6.1%

MSF-13

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and MetLife Conservative to Moderate Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Conservative to Moderate Allocation Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Conservative to Moderate Allocation Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-14

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-21

Metropolitan Series Fund, Inc.

MetLife Conservative to Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. MetLife Mid Cap Stock Index Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the MetLife Mid Cap Stock Index Portfolio returned 10.1%, compared to its benchmark, the Standard & Poor’s MidCap 400 Index1, which returned 10.3%.

PORTFOLIO REVIEW

The Standard & Poor’s (S&P) MidCap 400 Index1 had a positive return for the third consecutive year. Over the three-year period ending December 31, 2006, the MidCap Index returned 13.0% annualized. Mid cap stocks underperformed large cap stocks for the first time in seven years, lagging the S&P 500 Index2 by 5.5% in 2006. The best monthly performance for mid cap stocks came in January, up 5.9%, while the weakest month was May, down 4.5%. The positive annual return was largely attributable to falling oil prices, the announcement of several large Merger and Acquisition deals, and the Federal Reserve’s view on economic growth and inflationary pressures. During the first half of 2006, the Federal Reserve continued its measured increases in the Fed Funds Rate, raising the target 100 basis points to 5.25% at mid-year; however, during the second half of 2006, the Federal Reserve paused its interest rate increases, maintaining the Fed Funds Rate at 5.25% at year-end. The price of oil surged from $61 to $78 per barrel through July, up 24% from the beginning of the year, before falling in the second half, closing back at $61 per barrel at year-end. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the U.S. Dollar.

Nine out of ten sectors comprising the S&P MidCap 400 Index1 experienced positive returns for the year. Financials (18.7% weight in the benchmark) returned 15.6%, having the largest positive impact on the benchmark return this year. Telecomm Services (2.3% weight) was the best performing sector, up 48.0%. The second-best performing sector was Utilities (7.4% weight), up 22.1%. Other strong performing sectors were Materials, up 15.9%; Consumer Staples, up 15.2%; and Information Technology, up 14.4%. The Health Care sector (11.8% weight in the benchmark), down 1.0% for the year, was the only sector with a negative return. The three largest names to positively impact performance were American Eagle Outfitters, up 106.0%; Cognizant Technology, up 59.4%; and Precision Castparts, up 51.4%. The three largest names to negatively impact performance were Chico’s FAS, down 52.9%; Omnicare, down 32.4%; and Patterson-UTI Energy, down 28.7%.

There were 33 additions and 33 deletions to the benchmark in 2006, compared to 29 additions and 29 deletions in 2005.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P MIDCAP 400 INDEX

Average Annual Returns as of December 31, 2006

	MetLife Mid Cap Stock Index Portfolio			S&P MidCap 400 Index
	Class A	Class B	Class E
1 Year	10.1%	9.8%	9.9%	10.3%
5 Year	10.5	10.2	10.3	10.9
Since Inception	8.9	9.0	8.9	9.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 7/5/00, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
MidCap SPDR Trust, Series 1	2.0%
Precision Castparts Corp.	0.9%
Expeditors International of Washington, Inc.	0.7%
Noble Energy, Inc.	0.7%
ENSCO International, Inc.	0.6%
Lam Research Corp.	0.6%
C. H. Robinson Worldwide, Inc.	0.6%
Microchip Technology, Inc.	0.6%
Developers Diversified Realty Corp.	0.6%
Sepracor, Inc.	0.6%

Top Sectors

% of Equity Market Value
Financials	18.4%
Industrials	15.8%
Consumer Discretionary	15.3%
Information Technology	15.3%
Health Care	10.8%
Utilities	8.1%
Energy	7.5%
Materials	5.7%
Consumer Staples	2.3%
Telecomm Services	0.6%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
MetLife Mid Cap Stock Index—Class A	Actual	0.33%	$1,000.00	$1,057.00	$1.71
	Hypothetical	0.33%	$1,000.00	$1,023.53	$1.68

MetLife Mid Cap Stock Index—Class B	Actual	0.58%	$1,000.00	$1,055.20	$3.00
	Hypothetical	0.58%	$1,000.00	$1,022.25	$2.96

MetLife Mid Cap Stock Index—Class E	Actual	0.48%	$1,000.00	$1,055.80	$2.49
	Hypothetical	0.48%	$1,000.00	$1,022.76	$2.45

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—96.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.3%
Alliant Techsystems, Inc. (a)	13,663	$1,068,310
DRS Technologies, Inc.	16,704	879,967
Precision Castparts Corp.	56,304	4,407,477

		6,355,754

Air Freight & Logistics—0.7%
Expeditors International of Washington, Inc.	88,442	3,581,901

Air Freight & Logistics—0.6%
C. H. Robinson Worldwide, Inc.	72,258	2,954,630

Airlines—0.4%
AirTran Holdings, Inc. (a) (b)	37,777	443,502
Alaska Air Group, Inc. (a)	16,605	655,898
JetBlue Airways Corp. (a) (b)	72,902	1,035,208

		2,134,608

Auto Components—0.9%
ArvinMeritor, Inc. (b)	29,314	534,394
Bandag, Inc. (b)	4,763	240,198
BorgWarner, Inc.	23,878	1,409,279
Gentex Corp. (b)	59,428	924,700
Lear Corp. (a)	27,954	825,482
Modine Manufacturing Co.	13,593	340,233

		4,274,286

Automobiles—0.1%
Thor Industries, Inc. (b)	14,561	640,538

Beverages—0.3%
Hansen Natural Corp.	25,254	850,554
PepsiAmericas, Inc.	25,163	527,920

		1,378,474

Biotechnology—1.3%
Cephalon, Inc. (a) (b)	25,295	1,781,021
Martek Biosciences Corp. (a) (b)	13,340	311,355
Millennium Pharmaceuticals, Inc. (a)	126,940	1,383,646
PDL BioPharma, Inc. (a) (b)	47,806	962,813
Vertex Pharmaceuticals, Inc. (a)	52,107	1,949,844

		6,388,679

Capital Markets—2.3%
A.G. Edwards, Inc.	31,540	1,996,167
Eaton Vance Corp.	52,709	1,739,924
Investors Financial Services Corp. (b)	27,407	1,169,457
Jefferies Group, Inc.	41,925	1,124,428
Nuveen Investments, Inc. (Class A)	32,665	1,694,660
Raymond James Financial, Inc.	37,568	1,138,686
SEI Investments Co.	26,262	1,564,165
Waddell & Reed Financial, Inc. (Class A)	34,910	955,138

		11,382,625

Security Description	Shares	Value*

Chemicals—3.2%
Airgas, Inc.	32,365	$1,311,430
Albemarle Corp.	16,352	1,174,074
Cabot Corp.	26,276	1,144,845
Chemtura Corp.	99,854	961,594
Cytec Industries, Inc.	17,355	980,731
Ferro Corp.	17,758	367,413
FMC Corp. (a)	15,918	1,218,523
Lyondell Chemical Co.	87,628	2,240,648
Minerals Technologies, Inc. (b)	7,947	467,204
Olin Corp.	30,255	499,813
RPM International, Inc.	49,509	1,034,243
Sensient Technologies Corp.	19,279	474,263
The Lubrizol Corp.	28,543	1,430,860
The Scotts Miracle-Gro Co.	19,131	988,116
Valspar Corp.	42,184	1,165,966

		15,459,723

Commercial Banks—3.2%
Associated Banc-Corp.	54,064	1,885,752
Bank Hawaii Corp.	20,619	1,112,395
Cathay General Bancorp (a) (b)	21,500	741,965
City National Corp.	16,586	1,180,923
Cullen/Frost Bankers, Inc.	24,784	1,383,443
FirstMerit Corp. (b)	33,225	802,052
Greater Bay Bancorp	21,179	557,643
Mercantile Bankshares Corp.	52,065	2,436,121
SVB Financial Group (a) (b)	14,238	663,776
TCF Financial Corp.	46,717	1,280,980
The Colonial BancGroup, Inc.	63,458	1,633,409
WestAmerica Bancorp (b)	12,768	646,444
Wilmington Trust Corp.	28,392	1,197,291

		15,522,194

Commercial Services & Supplies—3.8%
Adesa, Inc.	37,315	1,035,491
Banta Corp.	10,167	370,079
ChoicePoint, Inc. (a)	33,094	1,303,242
Copart, Inc. (a)	29,313	879,390
Deluxe Corp.	21,370	538,524
Herman Miller, Inc.	26,939	979,502
HNI Corp.	20,171	895,794
Kelly Services, Inc. (Class A)	8,829	255,511
Korn/Ferry International, Inc. (a)	17,471	401,134
Manpower, Inc.	35,243	2,640,758
Mine Safety Appliances Co. (b)	12,469	456,989
Navigant Consulting, Inc. (a) (b)	22,279	440,233
Republic Sevices, Inc.	47,099	1,915,516
Rollins, Inc. (b)	12,373	273,567
Stericycle, Inc. (a) (b)	18,413	1,390,182
The Brinks Co.	20,000	1,278,400
The Corporate Executive Board Co.	16,197	1,420,477
The Dun & Bradstreet Corp. (a)	25,480	2,109,489

		18,584,278

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—2.0%
3Com Corp. (a)	164,545	$676,280
Adtran, Inc.	26,118	592,879
Andrew Corp. (a)	66,241	677,645
Avocent Corp. (a)	21,095	714,066
CommScope, Inc. (a)	24,731	753,801
Dycom Industries, Inc. (a)	16,859	356,062
F5 Networks, Inc. (a)	16,823	1,248,435
Harris Corp.	55,646	2,551,926
Plantronics, Inc. (b)	19,744	418,573
Polycom, Inc. (a)	36,820	1,138,106
Powerwave Technologies, Inc. (a) (b)	53,961	348,048
UTStarcom, Inc. (a) (b)	44,119	386,041

		9,861,862

Computers & Peripherals—1.0%
Diebold, Inc.	27,172	1,266,215
Imation Corp.	14,438	670,356
McDATA Corp. (Class A) (a)	67,236	373,160
Palm, Inc. (b)	43,127	607,660
Western Digital Corp. (a)	91,981	1,881,931

		4,799,322

Construction & Engineering—0.7%
Granite Construction, Inc.	14,063	707,650
Jacobs Engineering Group, Inc. (a)	24,505	1,998,138
Quanta Services, Inc. (a) (b)	49,177	967,311

		3,673,099

Construction Materials—0.6%
Florida Rock Industries, Inc.	20,478	881,578
Martin Marietta Materials, Inc.	18,731	1,946,338

		2,827,916

Consumer Finance—0.2%
AmeriCredit Corp. (a)	47,924	1,206,247

Containers & Packaging—0.5%
Packaging Corp. of America	33,821	747,444
Sonoco Products Co.	41,383	1,575,037

		2,322,481

Diversified Consumer Services—1.3%
Career Education Corp. (a)	39,321	974,375
Corinthian Colleges, Inc. (a)	35,822	488,254
DeVry, Inc. (a)	24,686	691,208
ITT Educational Services, Inc. (a)	13,387	888,495
Laureate Education, Inc. (a)	21,340	1,037,764
Regis Corp.	18,694	739,161
Sotheby’s Holdings, Inc. (Class A)	23,313	723,169
Strayer Education, Inc.	5,960	632,058

		6,174,484

Diversified Financial Services—0.4%
Leucadia National Corp. (b)	67,315	1,898,283

Security Description	Shares	Value*

Diversified Telecommunication Services—0.1%
Cincinnati Bell, Inc. (a)	102,567	$468,731

Electric Utilities—2.3%
DPL, Inc. (b)	46,884	1,302,437
Duquesne Light Holdings, Inc.	36,349	721,528
Great Plains Energy, Inc. (b)	33,317	1,059,480
Hawaiian Electric Inducstries, Inc. (b)	33,751	916,340
IDACORP, Inc. (b)	17,812	688,434
Northeast Utilities	63,903	1,799,508
Pepco Holdings, Inc.	79,386	2,064,830
Sierra Pacific Resources (a)	91,664	1,542,705
Westar Energy, Inc.	36,234	940,635

		11,035,897

Electrical Equipment—1.1%
AMETEK, Inc.	43,921	1,398,445
Hubbell, Inc. (Class B)	24,992	1,129,888
Roper Industries, Inc.	36,176	1,817,482
Thomas & Betts Corp. (a)	21,622	1,022,288

		5,368,103

Electronic Equipment & Instruments—2.4%
Amphenol Corp. (Class A)	36,249	2,250,338
Arrow Electronics, Inc. (a)	50,713	1,599,995
Avnet, Inc. (a)	52,954	1,351,916
CDW Corp.	25,041	1,760,883
Ingram Micro, Inc.	57,725	1,178,167
Kemet Corp. (a) (b)	36,108	263,589
National Instruments Corp.	23,620	643,409
Newport Corp. (a)	17,021	356,590
Plexus Corp. (a)	19,190	458,257
Technologies Data Corp. (a)	22,597	855,748
Vishay Intertechnology, Inc. (a)	76,530	1,036,216

		11,755,108

Energy Equipment & Services—3.3%
Cameron International Corp.	46,127	2,447,037
ENSCO International, Inc.	63,006	3,154,080
FMC Technologies, Inc. (a)	28,225	1,739,507
Grant Prideco, Inc. (a)	53,123	2,112,702
Hanover Compressor Co. (a) (b)	42,840	809,247
Helmerich & Payne, Inc.	43,644	1,067,969
Patterson-UTI Energy, Inc.	65,922	1,531,368
Pride International, Inc. (a)	68,068	2,042,721
Tidewater, Inc. (b)	23,844	1,153,096

		16,057,727

Food & Staples Retailing—0.2%
BJ’s Wholesale Club, Inc. (a)	26,696	830,512
Ruddick Corp.	14,885	413,059

		1,243,571

Food Products—0.8%
Hormel Foods Corp.	30,344	1,133,045
Lancaster Colony Corp.	9,779	433,307

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Food Products—(Continued)
Smithfield Foods, Inc. (a)	41,298	$1,059,707
The J. M. Smucker Co.	23,563	1,142,099
Tootsie Roll Industries, Inc. (b)	10,928	357,345

		4,125,503

Gas Utilities—1.5%
AGL Resources, Inc.	32,233	1,254,186
Equitable Resources, Inc.	50,087	2,091,132
National Fuel Gas Co. (b)	34,181	1,317,336
ONEOK, Inc.	45,727	1,971,748
WGL Holdings, Inc.	20,236	659,289

		7,293,691

Health Care Equipment & Supplies—3.2%
Advanced Medical Optics, Inc. (a)	24,570	864,864
Beckman Coulter, Inc.	25,843	1,545,411
Cytyc Corp. (a)	46,729	1,322,431
DENTSPLY International, Inc.	63,001	1,880,580
Edwards Lifesciences Corp. (a)	24,020	1,129,901
Gen-Probe, Inc. (a)	21,602	1,131,297
Hillenbrand Industries, Inc.	25,492	1,451,260
Intuitive Surgical, Inc. (a) (b)	15,331	1,470,243
Resmed, Inc.	31,548	1,552,792
STERIS Corp.	26,813	674,883
Varian Medical Systems, Inc. (a)	53,555	2,547,611

		15,571,273

Health Care Providers & Services—3.4%
Apria Healthcare Group, Inc. (a)	17,687	471,358
Community Health Systems, Inc. (a)	39,467	1,441,335
Covance, Inc. (a)	26,547	1,563,884
Health Net, Inc. (a)	48,361	2,353,246
Henry Schein, Inc. (a)	36,748	1,799,917
LifePoint Hospitals, Inc. (a)	23,800	802,060
Lincare Holdings, Inc. (a)	38,414	1,530,414
Omnicare, Inc.	50,379	1,946,141
Psychiatric Solutions, Inc. (a)	22,097	829,079
Triad Hospitals, Inc. (a)	36,519	1,527,590
Universal Health Services, Inc. (Class B)	22,514	1,247,951
VCA Antech, Inc. (a)	34,643	1,115,158

		16,628,133

Hotels, Restaurants & Leisure—1.7%
Applebee’s International, Inc.	30,793	759,663
Bob Evans Farms, Inc.	15,188	519,733
Boyd Gaming Corp.	17,580	796,550
Brinker International, Inc. (a)	50,966	1,537,135
CBRL Group, Inc. (b)	13,023	582,910
International Speedway Corp. (Class A)	14,837	757,281
OSI Resturant Partners, Inc.	30,882	1,210,574
Ruby Tuesday, Inc. (b)	24,316	667,231
Scientific Games Corp. (a)	27,745	838,731
The Cheesecake Factory, Inc. (a) (b)	32,285	794,211

		8,464,019

Security Description	Shares	Value*

Household Durables—1.7%
Amereican Greetings Corp. (Class A) (b)	24,878	$593,838
Beazer Homes USA, Inc. (b)	16,246	763,724
Blyth, Inc.	10,433	216,485
Furniture Brands International, Inc. (b)	20,052	325,444
Hovnanian Enterprises, Inc. (Class A) (a) (b)	15,122	512,636
M.D.C. Holdings, Inc.	14,388	820,835
Mohawk Industries, Inc. (a) (b)	22,197	1,661,667
The Ryland Group, Inc. (b)	17,675	965,409
Toll Brothers, Inc. (a)	52,216	1,682,922
Tupperware Corp.	25,097	567,443

		8,110,403

Household Products—0.6%
Church & Dwight Co., Inc.	27,065	1,154,322
Energizer Holdings, Inc. (a)	23,602	1,675,506

		2,829,828

Independent Power Producers & Energy Traders—0.1%
Black Hills Corp. (b)	13,821	510,548

Industrial Conglomerates—0.5%
Carisle Cos., Inc.	12,798	1,004,643
Sequa Corp. (Class A) (a)	2,866	329,762
Teleflex, Inc.	16,187	1,045,033

		2,379,438

Insurance—4.6%
American Financial Group, Inc.	29,064	1,043,688
Arthur J. Gallagher & Co. (b)	40,701	1,202,715
Brown & Brown, Inc.	47,618	1,343,304
Everest Re Group, Ltd.	26,968	2,645,830
Fidelity National Financial, Inc.	91,431	2,183,372
First American Corp.	40,097	1,631,146
Hanover Insurance Group, Inc.	21,162	1,032,706
HCC Insurance Holdings, Inc.	46,136	1,480,504
Horace Mann Educators Corp.	17,861	360,792
Mercury General Corp.	14,748	777,662
Ohio Casualty Corp. (a)	25,305	754,342
Old Republic International Corp.	95,624	2,226,127
Protective Life Corp.	29,015	1,378,213
StanCorp Financial Group, Inc.	22,209	1,000,515
Unitrin, Inc.	16,711	837,388
W.R. Berkley Corp.	69,962	2,414,389

		22,312,693

Internet & Catalog Retail—0.1%
Coldwater Creek, Inc. (a) (b)	25,101	615,477

Internet Software & Services—0.2%
ValueClick, Inc. (a)	40,578	958,858

IT Services—2.2%
Acxiom Corp.	28,356	727,331
Alliance Data Systems Co. (a)	27,457	1,715,239
Ceridian Corp. (a)	57,721	1,615,034

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

IT Services—(Continued)
CheckFree Corp. (a)	36,724	$1,474,836
CSG Systems International, Inc. (a)	19,570	523,106
DST Systems, Inc. (a)	23,046	1,443,371
Gartner, Inc. (Class A) (a) (b)	23,668	468,390
MoneyGram International, Inc.	34,872	1,093,586
MPS Group, Inc. (a)	42,517	602,891
SRA International, Inc. (a) (b)	17,029	455,355
The BISYS Group, Inc. (a)	49,957	644,945

		10,764,084

Leisure Equipment & Products—0.1%
Callaway Golf Co.	25,801	371,792

Life Sciences Tools & Services—1.3%
Affymetrix, Inc. (b)	28,149	649,116
Charles River Laboratories International, Inc. (a)	27,757	1,200,490
Invitrogen Corp. (a)	19,959	1,129,480
Pharmaceutical Product Development, Inc.	42,798	1,378,951
Techne Corp. (a)	16,337	905,887
Varian, Inc. (a)	12,621	565,295
Ventana Medical Systems, Inc. (a)	13,519	581,722

		6,410,941

Machinery—3.8%
AGCO Corp. (a) (b)	37,799	1,169,501
Crane Co.	21,264	779,113
Donaldson Co., Inc. (b)	29,130	1,011,102
Federal Signal Corp.	19,774	317,175
Flowserve Corp.	24,122	1,217,437
Graco, Inc.	27,899	1,105,358
Harsco Corp.	17,432	1,326,575
Joy Global, Inc.	49,237	2,380,117
Kennametal, Inc.	16,037	943,778
Lincoln Electric Holdings, Inc.	17,693	1,069,011
Nordson Corp.	13,967	695,976
Oshkosh Truck Corp.	30,609	1,482,088
Pentair, Inc.	41,393	1,299,740
SPX Corp.	23,809	1,456,158
The Timkin Co.	39,056	1,139,654
Trinity Industries, Inc. (b)	33,094	1,164,909

		18,557,692

Marine—0.2%
Alexander & Baldwin, Inc. (b)	17,728	786,060

Media—1.4%
Belo Corp. (Class A)	36,437	669,348
Catalina Marketing Corp.	15,101	415,277
Entercom Communications Corp.	11,625	327,593
Harte-Hanks, Inc.	20,100	556,971
John Wiley & Sons, Inc.	18,280	703,232
Lee Enterprises, Inc.	19,036	591,258
Media General, Inc. (Class A)	9,989	371,291
Scholastic Corp. (a)	10,691	383,165
The Reader’s Digest Association, Inc. (Class A)	39,407	658,097
The Washington Post Co. (Class B)	2,353	1,754,397

Security Description	Shares	Value*

Media—(Continued)
Valassis Communications, Inc. (a)	19,834	$287,593
Westwood One, Inc. (a)	29,090	205,375

		6,923,597

Metals & Mining—0.8%
Commercial Metals Co.	49,059	1,265,722
Reliance Steel & Aluminum Co.	26,635	1,048,886
Steel Dynamics, Inc.	37,781	1,225,994
Worthington Industries, Inc. (b)	30,216	535,428

		4,076,030

Multi-Utilities—3.5%
Alliant Energy Corp.	48,165	1,819,192
Aquila, Inc. (a)	155,365	730,216
Energy East Corp.	61,282	1,519,794
MDU Resources Group, Inc.	75,046	1,924,179
NSTAR	44,314	1,522,629
OGE Energy Corp.	37,813	1,512,520
PNM Resources, Inc.	31,304	973,554
Puget Energy, Inc.	48,294	1,224,736
SCANA Corp.	48,332	1,963,246
Venctren Corp.	31,615	894,072
Wisconsin Energy Corp.	48,534	2,303,424
WPS Resources Corp.	17,947	969,676

		17,357,238

Multiline Retail—0.5%
99 Cents Only Stores (a) (b)	19,339	235,356
Dollar Tree Stores, Inc. (a)	42,569	1,281,327
Saks, Inc. (a)	57,617	1,026,735

		2,543,418

Mutual Funds—2.0%
MidCap SPDR Trust, Series 1 (b)	67,100	9,836,860

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (a)	29,225	1,016,738

Oil, Gas & Consumable Fuels—3.8%
Arch Coal, Inc. (b)	58,916	1,769,248
Denbury Resources, Inc. (a)	49,790	1,383,664
Forest Oil Corp. (a)	22,716	742,359
Newfield Exploration Co. (a)	53,512	2,458,876
Noble Energy, Inc.	72,114	3,538,634
Overseas Shipholding Group, Inc.	12,303	692,659
Pioneer Natural Resources Co.	50,873	2,019,149
Plains Exploration & Prodcution Co. (a)	31,822	1,512,500
Pogo Producing Co.	24,225	1,173,459
Quicksilver Resources, Inc. (a) (b)	22,841	835,752
Southwestern Energy Co. (a)	69,814	2,446,981

		18,573,281

Paper & Forest Products—0.4%
Bowater, Inc. (b)	23,205	522,112
Glatfelter	18,580	287,990
Louisiana-Pacific Corp.	43,241	930,979

		1,741,081

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Personal Products—0.1%
Alberto-Culver Co.	33,149	$711,046

Pharmaceuticals—1.0%
Medicis Pharmaceutical Corp. (Class A) (b)	22,828	801,948
Par Pharmaceutical Companies, Inc. (a) (b)	14,541	325,282
Perrigo Co. (b)	31,513	545,175
Sepracor, Inc. (a) (b)	45,453	2,798,996
Valeant Pharmaceuticals International, Inc.	38,577	665,067

		5,136,468

Real Estate Investment Trusts—4.6%
AMB Property Corp.	37,057	2,171,911
Developers Diversified Realty Corp. (b)	45,181	2,844,144
Highwoods Properties, Inc.	23,261	948,118
Hospitality Porperties Trust	35,785	1,700,861
Liberty Property Trust (b)	37,515	1,843,487
Longview Fibre Co.	27,282	598,840
Mack-Cali Realty Corp.	25,974	1,324,674
New Plan Excel Realty Trust (b)	42,852	1,177,573
Potlatch Corp. (b)	16,076	704,450
Rayonier, Inc.	31,800	1,305,390
Regency Centers Corp.	28,590	2,234,880
The Macerich Co.	29,794	2,579,267
United Dominion Realty Trust, Inc.	55,882	1,776,489
Weingarten Realty Investors	31,251	1,440,984

		22,651,068

Road & Rail—0.9%
Avis Budget Group, Inc. (a)	41,849	907,705
Con-way, Inc.	19,525	859,881
J.B. Hunt Transport Services, Inc.	43,103	895,249
Swift Transportation Co., Inc. (a)	22,377	587,844
Werner Enterprises, Inc. (b)	20,850	364,458
YRC Worldwide, Inc. (b)	23,699	894,163

		4,509,300

Semiconductors & Semiconductor Equipment—3.8%
Atmel Corp. (a)	177,731	1,075,273
Cree, Inc. (a) (b)	32,010	554,413
Cypress Semiconductor Corp. (a) (b)	59,703	1,007,190
Fairchild Semiconductor International, Inc. (a)	50,866	855,057
Integrated Device Technology, Inc. (a)	82,421	1,275,877
International Rectifier Corp. (a)	29,939	1,153,550
Intersil Corp. (Class A)	57,283	1,370,209
Lam Research Corp. (a)	59,118	2,992,553
Lattice Semiconductor Corp. (a)	47,506	307,839
MEMC Electronic Materials, Inc. (a)	69,177	2,707,588
Micrel, Inc. (a)	23,720	255,702
Microchip Technology, Inc.	89,532	2,927,696
RF Micro Devices, Inc. (a) (b)	79,871	542,324
Semtech Corp. (a)	30,222	395,002
Silicon Laboratories, Inc. (a)	22,657	785,065
TriQuint Semiconductor, Inc. (a)	56,953	256,288

		18,461,626

Security Description	Shares	Value*

Software—2.7%
Activision, Inc. (a)	103,527	$1,784,806
Advent Software, Inc. (a)	8,267	291,743
Cadence Design Systems, Inc. (a)	115,108	2,061,584
Fair Isaac Corp.	23,976	974,625
Jack Henry & Associates, Inc.	32,361	692,525
Macrovision Corp. (a)	21,263	600,892
McAfee, Inc. (a)	66,185	1,878,330
Mentor Graphics Corp. (a)	34,373	619,745
Parametric Technology Corp.	46,343	835,101
Sybase, Inc. (a) (b)	37,803	933,734
Synopsys, Inc. (a)	58,536	1,564,667
Transaction Systems Architects, Inc. (Class A) (a)	15,567	507,017
Wind River Systems, Inc. (a)	31,336	321,194

		13,065,963

Specialty Retail—6.0%
Abercrombie & Fitch Co. (Class A)	36,613	2,549,363
Advance Auto Parts, Inc.	43,666	1,552,763
Aeropostale, Inc. (a)	21,812	673,337
American Eagle Outfitters, Inc.	83,255	2,598,373
AnnTaylor Stores Corp. (a)	29,796	978,501
Barnes & Noble, Inc.	21,231	843,083
Borders Group, Inc.	24,648	550,883
Carmax, Inc. (a)	44,322	2,376,989
Charming Shoppes, Inc.	51,157	692,154
Chico’s FAS, Inc. (a)	72,920	1,508,715
Claire’s Stores, Inc.	38,611	1,279,569
Dick’s Sporting Goods, Inc. (a)	15,603	764,391
Foot Locker, Inc.	64,576	1,416,152
GameStop Corp. (Class A) (a) (b)	31,466	1,734,091
O’Reilly Automotive, Inc. (a)	47,149	1,511,597
Pacific Sunwear of California, Inc. (a)	28,818	564,256
Payless Shoesource, Inc. (a)	27,376	898,480
PetSmart, Inc.	56,305	1,624,962
Rent-A-Center, Inc. (a)	29,063	857,649
Ross Stores, Inc.	57,981	1,698,843
Urban Outfitters, Inc. (a) (b)	46,463	1,070,043
Williams-Sonoma, Inc. (b)	46,530	1,462,903

		29,207,097

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc. (a)	39,956	943,761
Polo Ralph Lauren Corp.	25,451	1,976,524
Timberland Co. (Class A)	20,977	662,454

		3,582,739

Thrifts & Mortgage Finance—2.1%
Astoria Financial Corp.	35,363	1,066,548
First Niagara Financial Group, Inc.	45,945	682,743
IndyMac Bancorp, Inc. (b)	29,404	1,327,884
New York Community Bancorp, Inc. (b)	107,758	1,734,904
Radian Group, Inc.	33,435	1,802,481
The PMI Group, Inc.	36,263	1,710,526
Washington Federal, Inc.	36,249	852,939
Webster Finanical Corp.	23,300	1,135,176

		10,313,201

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Tobacco—0.1%
Universal Corp.	10,694	$524,113

Trading Companies & Distributors—0.9%
Fastenal Co. (b)	51,982	1,865,114
GATX Corp.	21,273	921,759
MSC Industrial Direct Co. (Class A)	22,510	881,267
United Rentals, Inc. (a) (b)	27,594	701,715

		4,369,855

Water Utilities—0.3%
Aqua America, Inc. (b)	54,804	1,248,435

Wireless Telecommunication Services—0.5%
Telephone & Data Systems, Inc.	43,188	2,346,404

Total Common Stock (Identified Cost $387,209,129)		472,236,512

Short Term Investments—3.7%
Security Description	Face Amount	Value*

Discount Notes—3.7%
Federal Home Loan Bank 5.120%, 01/18/07	$17,150,000	$17,108,535
Federal National Mortgage Association 5.150%, 02/07/07	1,200,000	1,193,648

Total Short Term Investments (Identified Cost $18,302,183)		18,302,183

Total Investments—100.2% (Identified Cost $405,511,312) (c)		490,538,695
Liabilities in excess of other assets		(1,015,566)

Total Net Assets—100%		$489,523,129

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $60,092,581 and the collateral received consisted of cash in the amount of $62,055,017.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $409,182,022 and the composition of unrealized appreciation and depreciation of investment securities was $96,059,439 and $(14,702,766), respectively.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2006	Net Unrealized Depreciation
S&P 400 Index Futures	3/15/2007	42	$17,314,710	$17,037,300	($277,410)

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$490,538,695
Cash		51,352
Collateral for securities loaned		62,055,017
Receivable for:
Securities sold		802,149
Fund shares sold		841,658
Accrued interest and dividends		357,007

Total Assets		554,645,878
Liabilities
Payable for:
Fund shares redeemed	$1,393,011
Securities purchased	1,308,291
Futures variation margin	115,500
Return of collateral for securities loaned	62,055,017
Accrued expenses:
Management fees	101,802
Service and distribution fees	42,558
Other expenses	106,570

Total Liabilities		65,122,749

Net Assets		$489,523,129

Net assets consists of:
Capital paid in		$382,714,026
Undistributed net investment income		3,641,262
Accumulated net realized gains		18,417,868
Unrealized appreciation on investments and futures contracts		84,749,973

Net Assets		$489,523,129

Computation of offering price:
Class A
Net asset value and redemption price per share ($261,588,030 divided by 17,870,642 shares outstanding)		$14.64

Class B
Net asset value and redemption price per share ($157,772,920 divided by 10,859,435 shares outstanding)		$14.53

Class E
Net asset value and redemption price per share ($70,162,179 divided by 4,814,301 shares outstanding)		$14.57

Identified cost of investments		$405,511,312

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$6,344,030
Interest		955,325	(a)

		7,299,355
Expenses
Management fees	$1,132,191
Service and distribution fees—Class B	337,355
Service and distribution fees—Class E	102,965
Directors’ fees and expenses	23,102
Custodian	154,330
Audit and tax services	27,529
Legal	9,391
Printing	162,463
Insurance	6,762
Miscellaneous	29,032

Total expenses	1,985,120
Management fee waivers	(31,701)	1,953,419

Net Investment Income		5,345,936

Realized and Unrealized Gain
Realized gain on:
Investments—net	26,366,376
Futures contracts—net	880,740	27,247,116

Unrealized appreciation (depreciation) on:
Investments—net	10,435,188
Futures contracts—net	(201,150)	10,234,038

Net gain		37,481,154

Net Increase in Net Assets From Operations		$42,827,090

(a)	Includes income on securities loaned of $107,856.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$5,345,936	$3,966,044
Net realized gain	27,247,116	24,822,590
Unrealized appreciation	10,234,038	14,518,665

Increase in net assets from operations	42,827,090	43,307,299

From Distributions to Shareholders
Net investment income
Class A	(3,033,150)	(1,458,624)
Class B	(1,184,116)	(389,047)
Class E	(707,784)	(359,618)

	(4,925,050)	(2,207,289)

Net realized gain
Class A	(17,215,175)	(10,681,839)
Class B	(9,009,575)	(4,087,811)
Class E	(4,763,930)	(3,300,297)

	(30,988,680)	(18,069,947)

Total distributions	(35,913,730)	(20,277,236)

Increase in net assets from capital share transactions	72,076,397	63,123,964

Total increase in net assets	78,989,757	86,154,027

Net Assets
Beginning of the period	410,533,372	324,379,345

End of the period	$489,523,129	$410,533,372

Undistributed Net Investment Income
End of the period	$3,641,262	$3,555,198

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	4,780,829	$68,696,012	4,348,162	$59,530,036
Shares issued through acquisition	263,230	3,819,469	0	0
Reinvestments	1,396,436	20,248,325	983,033	12,140,463
Redemptions	(4,675,547)	(67,013,457)	(3,643,624)	(49,774,072)

Net increase	1,764,948	$25,750,349	1,687,571	$21,896,427

Class B
Sales	4,030,601	$57,193,345	3,862,084	$52,145,073
Reinvestments	706,913	10,193,691	364,565	4,476,858
Redemptions	(1,652,078)	(23,375,593)	(1,169,425)	(15,858,271)

Net increase	3,085,436	$44,011,443	3,057,224	$40,763,660

Class E
Sales	798,882	$11,221,749	652,625	$8,852,544
Reinvestments	378,665	5,471,714	297,312	3,659,915
Redemptions	(1,006,065)	(14,378,858)	(888,419)	(12,048,582)

Net increase	171,482	$2,314,605	61,518	$463,877

Increase derived from capital share transactions		$72,076,397		$63,123,964

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.43	$13.71	$11.90	$8.87	$10.46

Income From Investment Operations
Net investment income	0.18	0.15	0.11	0.08	0.05
Net realized and unrealized gain (loss) of investments	1.27	1.40	1.79	3.00	(1.60)

Total from investment operations	1.45	1.55	1.90	3.08	(1.55)

Less Distributions
Distributions from net investment income	(0.19)	(0.10)	(0.06)	(0.05)	(0.04)
Distributions from net realized capital gains	(1.05)	(0.73)	(0.03)	0.00	0.00

Total distributions	(1.24)	(0.83)	(0.09)	(0.05)	(0.04)

Net Asset Value, End of Period	$14.64	$14.43	$13.71	$11.90	$8.87

Total Return (%)	10.1	12.3	16.0	35.0	(14.9)
Ratio of operating expenses to average net assets (%)	0.33	0.34	0.35	0.40	0.43
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.34	0.34	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.28	1.18	0.85	0.85	0.70
Portfolio turnover rate (%)	34	33	42	22	46
Net assets, end of period (000)	$261,588	$232,461	$197,642	$180,211	$117,340

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.32	$13.61	$11.83	$8.83	$10.43

Income From Investment Operations
Net investment income	0.14	0.11	0.06	0.05	0.03
Net realized and unrealized gain (loss) of investments	1.26	1.40	1.79	2.99	(1.60)

Total from investment operations	1.40	1.51	1.85	3.04	(1.57)

Less Distributions
Distributions from net investment income	(0.14)	(0.07)	(0.04)	(0.04)	(0.03)
Distributions from net realized capital gains	(1.05)	(0.73)	(0.03)	0.00	0.00

Total distributions	(1.19)	(0.80)	(0.07)	(0.04)	(0.03)

Net Asset Value, End of Period	$14.53	$14.32	$13.61	$11.83	$8.83

Total Return (%)	9.8	12.0	15.7	34.5	(15.1)
Ratio of operating expenses to average net assets (%)	0.58	0.59	0.60	0.65	0.68
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.59	0.59	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.03	0.94	0.61	0.61	0.46
Portfolio turnover rate (%)	34	33	42	22	46
Net assets, end of period (000)	$157,773	$111,361	$64,207	$31,858	$12,790

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.37	$13.65	$11.86	$8.85	$10.45

Income From Investment Operations
Net investment income	0.17	0.14	0.08	0.06	0.05
Net realized and unrealized gain (loss) of investments	1.24	1.39	1.79	3.00	(1.61)

Total from investment operations	1.41	1.53	1.87	3.06	(1.56)

Less Distributions
Distributions from net investment income	(0.16)	(0.08)	(0.05)	(0.05)	(0.04)
Distributions from net realized capital gains	(1.05)	(0.73)	(0.03)	0.00	0.00

Total distributions	(1.21)	(0.81)	(0.08)	(0.05)	(0.04)

Net Asset Value, End of Period	$14.57	$14.37	$13.65	$11.86	$8.85

Total Return (%)	9.9	12.2	15.9	34.8	(15.0)
Ratio of operating expenses to average net assets (%)	0.48	0.49	0.50	0.55	0.58
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.49	0.49	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.12	1.03	0.71	0.71	0.62
Portfolio turnover rate (%)	34	33	42	22	46
Net assets, end of period (000)	$70,162	$66,712	$62,530	$49,881	$9,804

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the MetLife Mid Cap Stock Index Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option

MSF-16

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the MetLife Mid Cap Stock Index Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$8,910,194	$5,048,633	$27,003,536	$15,228,603	$—	$—	$35,913,730	$20,277,236

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$5,554,828	$19,897,602	$81,356,673	$—	$106,809,103

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the MetLife Mid Cap Stock Index Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$187,827,178	$0	$150,441,170

MSF-17

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Mid Cap Stock Index	$1,132,191	0.250%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife the investment subadviser for MetLife Mid Cap Stock Index Portfolio. MetLife Advisers pays MetLife an investment subadvisory fee for the Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio. Fees earned by MetLife with respect to the Portfolio for the year ended December 31, 2006 were $104,162.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the MetLife Mid Cap Stock Index Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.007%	All assets

Amounts waived for the period ended December 31, 2006 are shown as management fee waivers in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

MSF-18

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, the Portfolio acquired all of the assets of Tactical Aggressive Stock Account for Variable Annuities (“Tactical Aggressive Stock Account”), a stand-alone managed separate account, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 263,230 Class A shares of the Portfolio (valued at $3.8 million) in exchange for 527,703 units of Tactical Aggressive Stock Account (valued at $3.8 million).

The aggregate net assets of the Portfolio and Tactical Aggressive Stock Account immediately before the acquisition were $464,394,626 and $3,819,469, respectively. The aggregate net assets immediately after the acquisition were $468,214,095. The total cost of acquired securities was $3,648,167.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and the MetLife Mid Cap Stock Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Mid Cap Stock Index Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Mid Cap Stock Index Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-20

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of MetLife Mid Cap Stock Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	27,335,862.484	973,167.901	614,891.882	28,923,922.267

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	27,578,809.121	792,176.240	552,936.906	28,923,922.267

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	27,528,959.138	868,279.070	526,684.059	28,923,922.267

4. To eliminate the Fundamental Investment Restrictions relating to Options.	27,438,919.558	924,299.769	560,702.940	28,923,922.267

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	27,496,102.396	923,949.156	503,870.715	28,923,922.267

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	27,501,701.421	889,675.260	532,545.586	28,923,922.267

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	27,662,543.926	732,351.165	529,027.176	28,923,922.267

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	27,564,129.640	829,310.983	530,481.644	28,923,922.267

9. To revise the Fundamental Investment Restrictions relating to Commodities.	27,423,513.369	931,767.262	568,641.636	28,923,922.267

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-24

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-25

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-26

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-27

Metropolitan Series Fund, Inc.

MetLife Mid Cap Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

Metropolitan Series Fund, Inc. MetLife Moderate Allocation Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the MetLife Moderate Allocation Portfolio returned 12.2% compared to the 15.9% return of the Wilshire 5000 Stock Index1 and the 5.0% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate Allocation Portfolio consists of an 8% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 32% allocation to the Lehman Brothers Universal Bond Index2, a 48% allocation to the Wilshire 5000 Stock Index1, and a 12% allocation to the Morgan Stanley Capital International EAFE Index4. During the year ended December 31, 2006, the blended benchmark returned 12.6%.

PORTFOLIO REVIEW

After rising sharply during the first half of the year in response to continued tightening by the Federal Reserve and higher energy prices, bond yields fell during most of the last half of 2006 as the Fed held rates stable and energy prices fell. Overall, interest rates moved upward with the yield on the 10-Year Treasury Bond rising from 4.4% to 4.7%. This dampened the total return on bonds as measured by Lehman Brothers Aggregate Bond Index5, which returned only 4.3% despite a 5.4% coupon. In this rising rate environment, shorter maturity bonds outperformed longer maturity bonds. Below investment grade bonds as measured by Lehman Brothers High Yield Bond Index6 were up 11.9% for the year, significantly outperforming investment grade bonds because of their higher coupon payments and a narrowing of the credit spread. Emerging Market debt as measured by the Citibank Global Emerging Market Sovereign Bond Index7 had a total return of 10.5%.

Equities moved higher in all market segments during 2006 as seen by the 15.8% return of the Standard and Poor’s 500 Stock Index8. Larger cap stocks trailed mid and small cap stocks. Mid cap stocks, as measured the S&P 400 Mid Cap Index9 returned 10.3%, while small cap stocks, as measured by Russell 2000 Small Cap Index10, produced a 18.4% return. Within large cap stocks, value stocks generally did significantly better than growth stocks. Energy (24.2%), Telecommunications (36.8%), and Utilities (21.0%) were the best performing sectors; Heath Care (7.5%) and Investment Technology (8.4%) lagged the rest of the market.

Foreign stocks returned 26.3% as measured by the MSCI EAFE Index4 on a dollar basis, helped in part by the weaker dollar that made foreign securities more valuable to the U.S. based investor. Continental Europe was especially strong while Japan, up only 6.2%, trailed. Emerging Market stocks, as measured by IFCI Composite Index11 were very strong, up 35.1%, for the year.

The MetLife Moderate Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 60% in equity investments and 40% in fixed income investments. The MetLife Moderate Allocation Portfolio is considered the “middle” of the five Asset Allocation Portfolios as measured by its potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 6% to 5% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The large cap value and foreign components of the Portfolio were the biggest contributors to performance during the year while the Portfolio’s bond positions and small cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities. Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

5 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index does not include fees or expenses and is not available for direct investment.

7 The CitiGroup Global Emerging Market Sovereign Bond Index cover US dollar-denominated external debt issued by sovereigns whose foreign debt is rated at or below BBB+/Baa1 by S&P/Moodys, together with Brady obligations of these issuers. In order to ensure relevance of the securities and to maintain a high quality of information, individual issues must have at least US$500 million outstanding to be eligible. Excludes defaulted sovereigns and limits the exposure to any one issuer by adopting a simple algorithm to cap at US$15 billion the total par amount of any single issuer’s debt in the Index. The Index does not include fees or expenses and is not available for direct investment.

8 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

9 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

10 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

11 The S&P / IFCI Composite Index measures the performance of stocks domiciled in emerging market countries classified by the World Bank as having a low or middle income economy. Under this index, only stocks that are legally and practically available to foreign investors. The Index covers more than 2,000 stocks in 53 markets. The Index does not include fees or expenses and is not available for direct investment.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2006

	MetLife Moderate Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	12.2%	11.8%	15.9%	5.0%
Since Inception	12.6	12.3	16.6	4.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	20.4%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio, (Class A)	11.7%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	7.1%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	6.2%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	6.2%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	6.1%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	6.0%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	5.1%
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	4.0%
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	4.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
MetLife Moderate Allocation—Class A(a)(b)	Actual	0.80%	$1,000.00	$1,091.90	$4.22
	Hypothetical	0.80%	$1,000.00	$1,021.13	$4.08

MetLife Moderate Allocation—Class B(a)(b)	Actual	1.05%	$1,000.00	$1,090.20	$5.53
	Hypothetical	1.05%	$1,000.00	$1,019.85	$5.35

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2006

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	1,663,493	$22,906,301
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	2,397,795	45,630,044
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	2,193,032	30,132,255
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	2,699,572	30,100,230
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	1,760,525	22,024,165
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	412,420	7,477,183
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	12,828,978	151,510,228
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	1,495,962	52,538,191
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	2,918,593	45,209,001
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	773,636	15,116,842
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	1,953,596	29,968,157
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	1,749,512	22,236,296
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	1,233,128	44,713,209

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	2,151,607	$45,764,677
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	956,008	14,990,203
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	2,454,768	37,484,309
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Growth Portfolio, (Class A)	940,453	14,783,923
Metropolitan Series Fund, Inc.—Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	6,906,272	86,880,899
Metropolitan Series Fund, Inc.—Western Asset Management U.S. Government Portfolio, (Class A)	1,762,126	21,674,149

Total Mutual Funds (Identified Cost $704,903,470)		741,140,262

Total Investments—100.0% (Identified Cost $704,903,470) (a)		741,140,262
Liabilities in excess of other assets		(225,274)

Total Net Assets—100%		$740,914,988

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $705,317,978 and the unrealized appreciation of investment securities was $35,822,284.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$741,140,262
Receivable for:
Fund shares sold		3,746,065

Total Assets		744,886,327
Liabilities
Payable for:
Fund shares redeemed	$613,943
Securities purchased	3,083,035
Accrued expenses:
Management fees	99,967
Service and distribution fees	129,799
Other expenses	44,595

Total Liabilities		3,971,339

Net Assets		$740,914,988

Net assets consists of:
Capital paid in		$703,229,776
Undistributed net investment income		312,995
Accumulated net realized gains		1,135,425
Unrealized appreciation on investments		36,236,792

Net Assets		$740,914,988

Computation of offering price:
Class A
Net asset value and redemption price per share ($90,125,728 divided by 7,826,146 shares outstanding)		$11.52

Class B
Net asset value and redemption price per share ($650,789,260 divided by 56,681,163 shares outstanding)		$11.48

Identified cost of investments		$704,903,470

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends from underlying Portfolios		$5,172,964

Expenses
Management fees	$364,021
Service and distribution fees—Class B	787,250
Directors’ fees and expenses	580
Custodian	19,774
Audit and tax services	13,933
Legal	6,734
Printing	15
Miscellaneous	316

Total expenses	1,192,623
Expense reimbursements	(35,176)	1,157,447

Net Investment Income		4,015,517

Realized and Unrealized Gain
Realized gain on:
Investments—net	1,991,457
Capital gains distributions from underlying Portfolios	6,748,165	8,739,622

Unrealized appreciation on:
Investments—net		35,943,069

Net gain		44,682,691

Net Increase in Net Assets From Operations		$48,698,208

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$4,015,517	$432,346
Net realized gain	8,739,622	581,171
Unrealized appreciation	35,943,069	1,833,273

Increase in net assets from operations	48,698,208	2,846,790

From Distributions to Shareholders
Net investment income
Class A	(951,464)	(86,505)
Class B	(3,927,962)	(355,851)

	(4,879,426)	(442,356)

Net realized gain
Class A	(1,330,470)	(1,922)
Class B	(5,656,937)	(9,125)

	(6,987,407)	(11,047)

Total distributions	(11,866,833)	(453,403)

Increase in net assets from capital share transactions	581,821,010	119,869,216

Total increase in net assets	618,652,385	122,262,603

Net Assets
Beginning of the period	122,262,603	0

End of the period	$740,914,988	$122,262,603

Undistributed Net Investment Income
End of the period	$312,995	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	7,552,833	$82,679,374	2,135,800	$22,592,320
Reinvestments	211,879	2,281,934	8,150	88,427
Redemptions	(1,901,403)	(20,819,359)	(181,113)	(1,924,299)

Net increase	5,863,309	$64,141,949	1,962,837	$20,756,448

Class B
Sales	47,323,820	$518,077,257	9,868,295	$104,696,467
Shares issued through acquisition	3,184,564	34,361,445	0	0
Reinvestments	891,619	9,584,899	33,669	364,976
Redemptions	(4,061,903)	(44,344,540)	(558,901)	(5,948,675)

Net increase	47,338,100	$517,679,061	9,343,063	$99,112,768

Increase derived from capital share transactions		$581,821,010		$119,869,216

(a)	Commencement of operations was May 2, 2005.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$10.82	$10.00

Income From Investment Operations
Net investment income	0.24	0.04
Net realized and unrealized gain on investments	1.04	0.83

Total from investment operations	1.28	0.87

Less Distributions
Distributions from net investment income	(0.24)	(0.05)
Distributions from net realized capital gains	(0.34)	0.00

Total distributions	(0.58)	(0.05)

Net Asset Value, End of Period	$11.52	$10.82

Total Return (%)	12.2	8.7	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.11	0.29	(c)
Ratio of net investment income to average net assets (%) (d)	1.67	1.57	(c)
Portfolio turnover rate (%)	19	1	(c)
Net assets, end of period (000)	$90,126	$21,245

	Class B
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$10.81	$10.00

Income From Investment Operations
Net investment income	0.22	0.04
Net realized and unrealized gain on investments	1.02	0.81

Total from investment operations	1.24	0.85

Less Distributions
Distributions from net investment income	(0.23)	(0.04)
Distributions from net realized capital gains	(0.34)	0.00

Total distributions	(0.57)	(0.04)

Net Asset Value, End of Period	$11.48	$10.81

Total Return (%)	11.8	8.5	(b)
Ratio of operating expenses to average net assets (%) (e)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.36	0.54	(c)
Ratio of net investment income to average net assets (%) (d)	0.98	1.45	(c)
Portfolio turnover rate (%)	19	1	(c)
Net assets, end of period (000)	$650,789	$101,018

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified mutual fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Asset Allocation Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. The Underlying Portfolios that are Series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the Underlying Portfolios that are Series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such Underlying Portfolios.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the MetLife Moderate Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$6,186,071	$453,403	$5,680,762	$—	$—	$—	$11,866,833	$453,403

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$1,158,261	$704,667	$35,822,284	$—	$37,685,212

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of Underlying portfolios by the Asset Allocation Portfolio were $618,197,023 and $71,652,652, respectively.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Moderate Allocation(a)	$364,021	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

(a)	Prior to November 9, 2006, the advisory fee rate for the Portfolio was at the annual rate of 0.100% of average daily net assets.

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B shares. Under the Distribution Plan, the Class B shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B shares of the Asset Allocation Portfolio. The fees under the Distribution Plan for each class of the Asset Allocation Portfolio’s shares are calculated as a percentage of the Asset Allocation Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2006, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $55,419 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $35,176.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	ACQUISITIONS:

On May 1, 2006, the Asset Allocation Portfolio acquired all of the assets of Managed Allocation Series: Moderate Portfolio (“TST Managed Allocation Series Moderate”), a series of the Travelers Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 3,184,564 Class B shares of the Asset Allocation Portfolio (valued at $34.4 million) in exchange for 3,378,059 shares of TST Managed Allocation Series Moderate (valued at $34.4 million).

The aggregate net assets of the Asset Allocation Portfolio and TST Managed Allocation Series Moderate immediately before the acquisition were $237,713,082 and $34,361,445, respectively. The aggregate net assets of the Asset Allocation Portfolio immediately after the acquisition were $272,074,527, which includes $1,539,550 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $35,928,576.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

7.	OTHER:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. At the end of the period, MetLife Moderate Allocation Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios.

Met Investors Series Trust—Dreman Small Cap Value Portfolio (Class A)	27.4%
Met Investors Series Trust—Lazard Mid-Cap Portfolio (Class A)	5.3%
Met Investors Series Trust—PIMCO Total Return Portfolio (Class A)	5.4%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio (Class A)	6.3%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio (Class A)	5.5%
Metropolitan Series Fund, Inc.—Western Asset Mgt. Strategic Bond Opportunities Portfolio (Class A)	12.3%

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and MetLife Moderate Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Moderate Allocation Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Moderate Allocation Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-14

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-21

Metropolitan Series Fund, Inc.

MetLife Moderate Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. MetLife Moderate to Aggressive Allocation Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the MetLife Moderate to Aggressive Allocation Portfolio returned 14.6% compared to the 15.9% return of the Wilshire 5000 Stock Index1 and the 5.0% return of the Lehman Brothers Universal Bond Index2. Considering that no single index or benchmark can accurately capture the multiple asset class design of the Portfolio, we have created a blended benchmark comprised of several indices for use in portfolio design and evaluation purposes. Specifically, the blended benchmark for the MetLife Moderate to Aggressive Allocation Portfolio consists of a 4% allocation to the Lehman Brothers 1 to 3 Year Government Bond Index3, a 16% allocation to the Lehman Brothers Universal Bond Index2, a 64% allocation to the Wilshire 5000 Stock Index1, and a 16% allocation to the Morgan Stanley Capital International EAFE Index4. During the year ended December 31, 2006, the blended benchmark returned 15.2%.

PORTFOLIO REVIEW

After rising sharply during the first half of the year in response to continued tightening by the Federal Reserve and higher energy prices, bond yields fell during most of the last half of 2006 as the Fed held rates stable and energy prices fell. Overall, interest rates moved upward with the yield on the 10-Year Treasury Bond rising from 4.4% to 4.7%. This dampened the total return on bonds as measured by Lehman Brothers Aggregate Bond Index5, which returned only 4.3% despite a 5.4% coupon. In this rising rate environment, shorter maturity bonds outperformed longer maturity bonds. Below investment grade bonds as measured by Lehman Brothers High Yield Bond Index6 were up 11.9% for the year, significantly outperforming investment grade bonds because of their higher coupon payments and a narrowing of the credit spread. Emerging Market debt as measured by the Citibank Global Emerging Market Sovereign Bond Index7 had a total return of 10.5%.

Equities moved higher in all market segments during the 2006 as seen by the 15.8% return of the Standard and Poor’s 500 Stock Index8. Larger cap stocks trailed mid and small cap stocks. Mid cap stocks, as measured the S&P 400 Mid Cap Index9 returned 10.3%, while small cap stocks, as measured by Russell 2000 Small Cap Index10, produced a 18.4% return. Within large cap stocks, value stocks generally did significantly better than growth stocks. Energy (24.2%), Telecommunications (36.8%), and Utilities (21.0%) were the best performing sectors; Heath Care (7.5%) and Investment Technology (8.4%) lagged the rest of the market.

Foreign stocks returned 26.3% as measured by the MSCI EAFE Index4 on a dollar basis, helped in part by the weaker dollar that made foreign securities more valuable to the U.S. based investor. Continental Europe was especially strong while Japan, up only 6.2%, trailed. Emerging Market stocks, as measured by IFCI Composite Index11 were very strong, up 35.1%, for the year.

The MetLife Moderate to Aggressive Allocation Portfolio is a “fund of funds” that invests in other portfolios of the Metropolitan Series Fund, Inc. and the Met Investors Series Trust. The Portfolio’s initial target allocations were 80% in equity investments and 20% in fixed income investments. The MetLife Moderate to Aggressive Allocation Portfolio is considered the second most aggressive of the five Asset Allocation Portfolios as measured by its potential risk.

The only change in the Portfolio during the period was a slight decrease in the target for high yield bonds from 3% to 2% and a corresponding increase in the target for investment grade bonds. The targets for the underlying portfolios were also adjusted as of May 1, 2006. The large cap value and foreign components of the Portfolio were the biggest contributors to performance during the year while the Portfolio’s bond positions and small cap growth stocks were the biggest detractors.

* The views expressed above are those of the investment advisor firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Wilshire 5000 Stock Index measures the performance of all U.S. headquartered equity securities with readily available price data. The Index is market capitalized weighted. Approximately 82% of the equity securities that the Index is comprised of are listed on the New York Stock Exchange, approximately 2% are listed on the American Stock Exchange and approximately 16% are over-the-counter securities. Dividends are reinvested on the “ex” dividend date and the rebalancing of share weights is done on a monthly basis. The Index does not include fees or expenses and is not available for direct investment.

2 The Lehman Brothers U.S. Universal Bond Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, the non-EIRSA portion of the Commercial Mortgage Backed Securities Index and the Commercial Mortgage Backed Securities High Yield Index. Municipal debt, private placements, and non-dollar denominated issues are excluded from the Universal Index. The Index does not include fees or expenses and is not available for direct investment.

3 The Lehman Brothers 1 to 3 Year Government Bond Index includes most obligations of the U.S Treasury, agencies and quasi-federal corporations having maturities between one to three years. The Index has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

5 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

6 The Lehman Brothers High Yield Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, and 144-As are also included. The Index does not include fees and expenses and is not available for direct investment.

7 The CitiGroup Emerging Market Sovereign Bond Index cover US dollar-denominated external debt issued by sovereigns whose foreign debt is rated at or below BBB+/Baa1 by S&P/Moodys, together with Brady obligations of these issuers. In order to ensure relevance of the securities and to maintain a high quality of information, individual issues must have at least US$500 million outstanding to be eligible. Excludes defaulted sovereigns and limits the exposure to any one issuer by adopting a simple algorithm to cap at US$15 billion the total par amount of any single issuer's debt in the Index. The Index does not include fees and expenses and is not available for direct investment.

8 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

9 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

10 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. Direct investment in the Index is not possible.

11 The S&P / IFCI Composite Index measures the performance of stocks domiciled in emerging market countries classified by the World Bank as having a low or middle income economy. Under this index, only stocks that are legally and practically available to foreign investors. The Index covers more than 2,000 stocks in 53 markets. The Index does not include fees and expenses and is not available for direct investment.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO

THE WILSHIRE 5000 STOCK INDEX AND THE LEHMAN BROTHERS

UNIVERSAL BOND INDEX

Average Annual Returns as of December 31, 2006

	MetLife Moderate to Aggressive Allocation Portfolio		Wilshire 5000 Stock Index	Lehman Brothers Universal Bond Index
	Class A	Class B
1 Year	14.6%	14.2%	15.9%	5.0%
Since Inception	15.5	15.2	16.6	4.2

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception date of the Class A and Class B shares is 5/2/05.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	12.6%
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	10.1%
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	8.1%
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	8.1%
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	7.1%
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	7.0%
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	7.0%
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	6.0%
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	5.0%
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	5.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
MetLife Moderate to Aggressive Allocation—Class A(a)(b)	Actual	0.83%	$1,000.00	$1,104.10	$4.40
	Hypothetical	0.83%	$1,000.00	$1,020.97	$4.23

MetLife Moderate to Aggressive Allocation—Class B(a)(b)	Actual	1.08%	$1,000.00	$1,102.50	$5.72
	Hypothetical	1.08%	$1,000.00	$1,019.70	$5.50

* Expenses paid are equal to the Portfolio's annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio shown reflects an expense agreement between MetLife Advisers, LLC and the Portfolio as described under Expense Agreement in Note 3 to the Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2006

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Met Investors Series Trust—Dreman Small Cap Value Portfolio, (Class A)	2,136,262	$29,416,328
Met Investors Series Trust—Harris Oakmark International Portfolio, (Class A)	3,081,183	58,634,916
Met Investors Series Trust—Lazard Mid-Cap Portfolio, (Class A)	2,641,455	36,293,591
Met Investors Series Trust—Legg Mason Value Equity Portfolio, (Class A)	3,902,120	43,508,638
Met Investors Series Trust—Lord Abbett Bond Debenture Portfolio, (Class A)	565,968	7,080,264
Met Investors Series Trust—Neuberger Berman Real Estate Portfolio, (Class A)	795,058	14,414,408
Met Investors Series Trust—PIMCO Total Return Portfolio, (Class A)	7,661,127	90,477,911
Metropolitan Series Fund, Inc.—Davis Venture Value Portfolio, (Class A)	2,059,687	72,336,205
Metropolitan Series Fund, Inc.—FI International Stock Portfolio, (Class A)	3,750,720	58,098,651
Metropolitan Series Fund, Inc.—FI Mid Cap Opportunities Portfolio, (Class A)	1,118,002	21,845,757
Metropolitan Series Fund, Inc.—Harris Oakmark Large Cap Value Portfolio, (Class A)	2,353,956	36,109,677
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	2,248,482	28,578,211

Security Description	Shares	Value*

Affiliated Investment Companies—(Continued)
Metropolitan Series Fund, Inc.—MetLife Stock Index Portfolio, (Class A)	1,386,773	$50,284,402
Metropolitan Series Fund, Inc.—Neuberger Berman Mid Cap Value Portfolio, (Class A)	2,416,879	51,407,026
Metropolitan Series Fund, Inc.—Russell 2000 Index Portfolio, (Class A)	921,258	14,445,323
Metropolitan Series Fund, Inc.—T. Rowe Price Large Cap Growth Portfolio, (Class A)	3,312,333	50,579,319
Metropolitan Series Fund, Inc.—T. Rowe Price Small Cap Growth Portfolio, (Class A)	1,359,680	21,374,164
Metropolitan Series Fund, Inc.—Western Asset Management Strategic Bond Opportunities Portfolio, (Class A)	2,775,893	34,920,739

Total Mutual Funds (Identified Cost $679,588,931)		719,805,530

Total Investments—100.0% (Identified Cost $679,588,931) (a)		719,805,530
Liabilities in excess of other assets		(195,359)

Total Net Assets—100%		$719,610,171

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $679,975,119 and the unrealized appreciation of investment securities was $39,830,411.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$719,805,530
Receivable for:
Fund shares sold		3,523,749

Total Assets		723,329,279
Liabilities
Payable for:
Fund shares redeemed	$1,687,649
Securities purchased	1,768,322
Accrued expenses:
Management fees	92,581
Service and distribution fees	126,120
Other expenses	44,436

Total Liabilities		3,719,108

Net Assets		$719,610,171

Net assets consists of:
Capital paid in		$677,912,920
Undistributed net investment income		536,324
Accumulated net realized gains		944,328
Unrealized appreciation on investments		40,216,599

Net Assets		$719,610,171

Computation of offering price:
Class A
Net asset value and redemption price per share ($80,727,814 divided by 6,739,727 shares outstanding)		$11.98

Class B
Net asset value and redemption price per share ($638,882,357 divided by 53,493,399 shares outstanding)		$11.94

Identified cost of investments		$679,588,931

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends from underlying Portfolios		$2,980,517

Expenses
Management fees	$315,700
Service and distribution fees—Class B	696,093
Directors' fees and expenses	580
Custodian	20,104
Audit and tax services	13,933
Legal	5,707
Printing	15
Miscellaneous	1,551

Total expenses	1,053,683
Expense reimbursements	(36,898)	1,016,785

Net Investment Income		1,963,732

Realized and Unrealized Gain
Realized gain on:
Investments—net	1,529,684
Capital gains distributions from underlying Portfolios	7,227,789	8,757,473

Unrealized appreciation on:
Investments—net		40,246,323

Net gain		49,003,796

Net Increase in Net Assets From Operations		$50,967,528

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005(a)
From Operations
Net investment income	$1,963,732	$290,696
Net realized gain	8,757,473	487,222
Unrealized appreciation	40,246,323	1,782,656

Increase in net assets from operations	50,967,528	2,560,574

From Distributions to Shareholders
Net investment income
Class A	(475,092)	(51,614)
Class B	(2,199,740)	(247,668)

	(2,674,832)	(299,282)

Net realized gain
Class A	(1,209,082)	(1,200)
Class B	(5,827,381)	(6,694)

	(7,036,463)	(7,894)

Total distributions	(9,711,295)	(307,176)

Increase in net assets from capital share transactions	590,067,543	86,032,997

Total increase in net assets	631,323,776	88,286,395

Net Assets
Beginning of the period	88,286,395	0

End of the period	$719,610,171	$88,286,395

Undistributed Net Investment Income
End of the period	$536,324	$0

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005(a)
	Shares	$	Shares	$
Class A
Sales	6,446,557	$72,782,346	1,320,122	$14,177,411
Reinvestments	151,047	1,684,174	4,762	52,814
Redemptions	(1,069,236)	(11,995,850)	(113,525)	(1,229,144)

Net increase	5,528,368	$62,470,670	1,211,359	$13,001,081

Class B
Sales	45,666,047	$515,977,589	7,101,186	$76,457,396
Shares issued through acquisition	3,452,195	38,561,018	0	0
Reinvestments	721,215	8,027,121	22,957	254,362
Redemptions	(3,128,609)	(34,968,855)	(341,592)	(3,679,842)

Net increase	46,710,848	$527,596,873	6,782,551	$73,031,916

Increase derived from capital share transactions		$590,067,543		$86,032,997

(a)	Commencement of operations was May 2, 2005

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$11.05	$10.00

Income From Investment Operations
Net investment income	0.17	0.04
Net realized and unrealized gain on investments	1.39	1.05

Total from investment operations	1.56	1.09

Less Distributions
Distributions from net investment income	(0.18)	(0.04)
Distributions from net realized capital gains	(0.45)	0.00

Total distributions	(0.63)	(0.04)

Net Asset Value, End of Period	$11.98	$11.05

Total Return (%)	14.6	10.9	(b)
Ratio of operating expenses to average net assets (%) (e)	0.10	0.10	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.11	0.34	(c)
Ratio of net investment income to average net assets (%) (d)	1.07	1.34	(c)
Portfolio turnover rate (%)	23	2	(c)
Net assets, end of period (000)	$80,728	$13,388

	Class B
	Year ended December 31,
	2006	2005(a)
Net Asset Value, Beginning of Period	$11.04	$10.00

Income From Investment Operations
Net investment income	0.16	0.04
Net realized and unrealized gain on investments	1.36	1.05

Total from investment operations	1.52	1.08

Less Distributions
Distributions from net investment income	(0.17)	(0.04)
Distributions from net realized capital gains	(0.45)	0.00

Total distributions	(0.62)	(0.04)

Net Asset Value, End of Period	$11.94	$11.04

Total Return (%)	14.2	10.8	(b)
Ratio of operating expenses to average net assets (%) (e)	0.35	0.35	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.36	0.59	(c)
Ratio of net investment income to average net assets (%) (d)	0.54	1.33	(c)
Portfolio turnover rate (%)	23	2	(c)
Net assets, end of period (000)	$638,882	$74,899

(a)	Commencement of operations was May 2, 2005.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying Portfolios in which it invests.
(e)	The ratio of operating expenses to average net assets does not include expenses of investment companies in which the Portfolio invests.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Moderate to Aggressive Allocation Portfolio (the “Asset Allocation Portfolio”) is a non-diversified mutual fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The Asset Allocation Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Asset Allocation Portfolio are named Class A and Class B. The classes of the Asset Allocation Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Asset Allocation Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. The Underlying Portfolios that are series of the Fund will use fair value pricing in the circumstances and manner described below. For more information about the use of fair value pricing by the underlying portfolios that are series of Met Investors Series Trust (“MIST”), please refer to the prospectus for such underlying portfolios.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board of Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolio may frequently value many of the its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for income tax purposes.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the MetLife Moderate to Aggressive Allocation Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$4,201,348	$307,176	$5,509,947	$—	$—	$—	$9,711,295	$307,176

MSF-10

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$1,866,840	$—	$39,830,411	$—	$41,697,251

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of Underlying Portfolios by the Asset Allocation Portfolio were $626,044,051 and $74,889,240, respectively.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Moderate to Aggressive Allocation(a)	$315,700	0.100%	Of the first $500 million
		0.075%	Of the next $500 million
		0.050%	On amounts in excess of $1 billion

(a)	Prior to November 9, 2006, the advisory fee rate for the Portfolio was at the annual rate of 0.100% of average daily net assets.

In addition to the above Management Fee paid to MetLife Advisers, the Asset Allocation Portfolio indirectly pays MetLife Advisers an investment advisory fee through its investments in certain Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

Service and Distribution Fees:

The Fund has adopted a Distribution Plan under Rule 12b-1 of the 2940 Act for the Portfolio’s B shares. Under the Distribution plan, the Class B shares of the portfolio pay a fee to compensate the Insurance Companies (or other affiliates) and other broker-dealers and financial Intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B shares of the Asset. The fees under the Distribution plan for each class of the Asset Allocation Portolio’s shares are calculated as percentage of the Asset Allocation Portfolio’s average daily net assets that are attribute to that class. Currently, the fee is 0.25% per year for the Class B shares. Amounts paid by the Asset Allocation Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Expense Agreement:

Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then current fiscal year). For the Asset Allocation Portfolio, this subsidy, and similar subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay MetLife Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by MetLife Advisers more than five years after the end of the fiscal year in which such expense was incurred.

The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2006 to April 30, 2007 are 0.10% and 0.35% for Class A and B, respectively.

As of December 31, 2006, the amount of expenses deferred in 2005 subject to repayment until December 31, 2010 was $52,400 for the Asset Allocation Portfolio. The amount of expenses deferred in 2006 subject to repayment until December 31, 2011 was $36,898.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	ACQUISITIONS:

On May 1, 2006, the Asset Allocation Portfolio acquired all of the assets of Managed Allocation Series: Moderate-Aggressive Portfolio (“TST Managed Allocation Series Moderate-Aggressive”), a series of the Travelers Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 3,452,195 Class B shares of the Asset Allocation Portfolio (valued at $38.6 million) in exchange for 3,783,396 shares of TST Managed Allocation Series Moderate-Aggressive (valued at $38.6 million).

The Aggregate net assets of the Asset Allocation Portfolio and TST Managed Allocation Series Moderate-Aggressive immediately before the acquisition were $185,436,672 and $38,561,018, respectively. The aggregate net assets of the Asset Allocation Portfolio immediately after the acquisition were $223,997,691, which includes $1,812,380 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $40,400,061.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected

MSF-12

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

7.	OTHER:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. At the end of the period, MetLife Moderate to Aggressive Allocation Portfolio was the owner of record of 5% or more of the total outstanding shares of the following Underlying Portfolios.

Met Investors Series Trust – Dreman Small Cap Value Portfolio (Class A)	35.2%

Met Investors Series Trust – Harris Oakmark International Portfolio (Class A)	5.7%

Met Investors Series Trust – Lazard Mid-Cap Portfolio (Class A)	11.6%

Met Investors Series Trust – PIMCO Total Return Portfolio (Class A)	6.3%

Metropolitan Series Fund, Inc. – FI International Stock Portfolio (Class A)	8.1%

Metropolitan Series Fund, Inc. – Harris Oakmark Large Cap Value Portfolio (Class A)	5.0%

Metropolitan Series Fund, Inc. – Neuberger Berman Mid Cap Value Portfolio (Class A)	5.4%

Metropolitan Series Fund, Inc. – T. Rowe Price Large Cap Growth Portfolio (Class A)	7.4%

Metropolitan Series Fund, Inc. – T. Rowe Price Small Cap Growth Portfolio (Class A)	5.2%

MSF-13

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Metlife Moderate to Aggressive Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Metlife Moderate to Aggressive Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Metlife Moderate to Aggressive Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2006 and the period from May 2, 2005 (commencement of operations) through December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-14

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-18

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-21

Metropolitan Series Fund, Inc.

MetLife Moderate to Aggressive Allocation Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-22

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-23

Metropolitan Series Fund, Inc. MetLife Stock Index Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the MetLife Stock Index Portfolio returned 15.5%, compared to its benchmark, the Standard & Poor’s (S&P) 500 Index,1 which returned 15.8%. The average return of its peer group, the Lipper Variable Insurance Products S&P 500 Index Funds Universe,2 was 15.4% over the same period.

PORTFOLIO REVIEW

The S&P 500 Index1 had a positive return for the fourth consecutive year. Over the four-year period ending December 31, 2006, the S&P 500 Index1 returned 14.6% annualized. During the first half of 2006, the S&P 500 returned 2.7%, and during the second half, the S&P 500 returned 12.7%. This second half rally was largely attributable to falling oil prices, the announcement of several large Merger and Acquisition deals and the Federal Reserve’s view on economic growth and inflationary pressures. During the first half of 2006, the Federal Reserve continued its measured increases in the Fed Funds Rate, raising the target 100 basis points to 5.25% at mid-year; however, during the second half of 2006, the Federal Reserve paused its interest rate increases, maintaining the Fed Funds Rate at 5.25% through the year-end. The price of oil surged from $61 to $78 per barrel through July, up 24% from the beginning of the year, before falling in the second half, closing back at $61 per barrel at year-end. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, and unemployment rates.

All of the ten sectors comprising the S&P 500 Index1 experienced positive returns for the year. The Telecomm Services sector, which had a beginning-of-year weight of 3.0%, was the best-performing sector, up 36.9%. The next best-performing sectors were Energy (9.3% beginning weight), Utilities (3.4% beginning weight) and Financials (the largest sector with a 21.2% beginning weight) returning 23.9%, 21.0% and 19.1%, respectively.

The two sectors with the lowest returns this year were Health Care (13.3% beginning weight) and Information Technology (15.1% beginning weight), up 7.5% and 8.6%, respectively.

The stocks with the largest positive impact on the benchmark return for the year were Cisco Systems, up 59.6%; AT&T, up 53.2%; and Exxon Mobil, up 39.1%. The best performing stock was Allegheny Technologies, up 152.9%. The stocks with the largest negative impact were Yahoo, down 34.8%; eBay, down 30.5%; and Intel, down 17.2%. The worst performing stock was Dana Corp., down 85.8%.

There were 33 additions and 33 deletions to the benchmark in 2006, compared to 20 additions and 20 deletions in 2005.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of December 31, 2006

	MetLife Stock Index Portolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	15.5%	15.2%	15.3%	15.8%
5 Years	5.9	5.6	5.7	6.2
10 Years	8.1	N/A	N/A	8.4
Since Inception	—	2.9	3.4	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 5/1/90, 1/2/01 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Exxon Mobil Corp.	3.5%
General Electric Co.	3.0%
Citigroup, Inc.	2.1%
Microsoft Corp.	2.0%
Bank of America Corp.	1.9%
The Proctor & Gamble Co.	1.6%
Johnson & Johnson	1.5%
Pfizer, Inc.	1.5%
American International Group, Inc.	1.5%
Altria Group, Inc.	1.4%

Top Sectors

% of Equity Market Value
Financials	22.2%
Information Technology	15.1%
Health Care	12.0%
Industrials	10.8%
Consumer Discretionary	10.6%
Energy	9.9%
Consumer Staples	9.2%
Utilities	3.5%
Telecomm Services	3.5%
Materials	3.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
MetLife Stock Index—Class A	Actual	0.30%	$1,000.00	$1,125.40	$1.61
	Hypothetical	0.30%	$1,000.00	$1,023.68	$1.53

MetLife Stock Index—Class B	Actual	0.55%	$1,000.00	$1,124.20	$2.94
	Hypothetical	0.55%	$1,000.00	$1,022.40	$2.80

MetLife Stock Index—Class E	Actual	0.45%	$1,000.00	$1,124.60	$2.41
	Hypothetical	0.45%	$1,000.00	$1,022.91	$2.29

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—99.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.4%
Boeing Co.	333,677	$29,643,865
General Dynamics Corp.	170,753	12,695,485
Goodrich Corp.	52,647	2,398,071
Honeywell International, Inc.	344,553	15,587,578
L-3 Communications Holdings, Inc.	52,721	4,311,523
Lockheed Martin Corp.	150,257	13,834,162
Northrop Grumman Corp.	145,758	9,867,817
Raytheon Co.	187,626	9,906,653
Rockwell Collins, Inc.	70,557	4,465,552
United Technologies Corp.	423,523	26,478,658

		129,189,364

Air Freight & Logistics—0.9%
FedEx Corp.	129,394	14,054,776
United Parcel Service, Inc. (Class B)	453,017	33,967,215

		48,021,991

Airlines—0.1%
Southwest Airlines Co.	334,139	5,119,009

Auto Components—0.2%
Johnson Controls, Inc.	82,619	7,098,625
The Goodyear Tire & Rubber Co. (a)	74,892	1,571,983

		8,670,608

Automobiles—0.4%
Ford Motor Co. (a) (b)	797,080	5,986,071
General Motors Corp. (a)	238,678	7,332,188
Harley-Davidson, Inc.	109,350	7,705,894

		21,024,153

Beverages—2.1%
Anheuser-Busch Cos., Inc.	324,429	15,961,907
Brown-Forman Corp. (Class B)	33,240	2,201,818
Coca-Cola Enterprises, Inc.	116,953	2,388,180
Constellation Brands, Inc. (b)	88,650	2,572,623
Molson Coors Brewing Co.	19,297	1,475,063
Pepsi Bottling Group, Inc.	57,763	1,785,454
PepsiCo, Inc.	692,930	43,342,771
The Coca-Cola Co.	860,466	41,517,485

		111,245,301

Biotechnology—1.3%
Amgen, Inc. (b)	492,250	33,625,598
Biogen Idec, Inc. (b)	142,262	6,997,868
Celgene Corp. (b)	157,164	9,041,645
Genzyme Corp. (b)	110,921	6,830,515
Gilead Sciences, Inc. (b)	194,039	12,598,952
MedImmune, Inc. (b)	100,941	3,267,460

		72,362,038

Building Products—0.1%
American Standard Cos., Inc.	73,199	3,356,174
Masco Corp.	166,345	4,968,725

		8,324,899

Security Description	Shares	Value*

Capital Markets—3.8%
Ameriprise Financial, Inc.	102,104	$5,564,668
E*TRADE Financial Corp. (b)	180,166	4,039,322
Federated Investors, Inc. (Class B)	38,117	1,287,592
Franklin Resources, Inc.	70,346	7,750,019
Janus Capital Group, Inc.	83,632	1,805,615
Legg Mason, Inc. (a)	55,456	5,271,093
Lehman Brothers Holdings, Inc.	223,675	17,473,491
Mellon Financial Corp.	173,798	7,325,586
Merrill Lynch & Co., Inc.	373,020	34,728,162
Morgan Stanley	446,693	36,374,211
Northern Trust Corp.	79,110	4,801,186
State Street Corp.	140,130	9,450,367
T. Rowe Price Group, Inc.	111,250	4,869,412
The Bank of New York Co., Inc.	322,477	12,695,919
The Bear Stearns Co., Inc.	49,504	8,058,261
The Charles Schwab Corp.	431,626	8,347,647
The Goldman Sachs Group, Inc.	179,694	35,821,999

		205,664,550

Chemicals—1.5%
Air Products & Chemicals, Inc.	92,979	6,534,564
Ashland, Inc.	24,126	1,669,037
E. I. du Pont de Nemours & Co.	388,141	18,906,348
Eastman Chemical Co.	34,723	2,059,421
Ecolab, Inc.	75,247	3,401,164
Hercules, Inc. (b)	47,920	925,335
International Flavours & Fragrances, Inc. (a)	32,927	1,618,691
Monsanto Co.	229,264	12,043,238
PPG Industries, Inc.	69,738	4,477,877
Praxair, Inc.	136,258	8,084,187
Rohm & Haas Co.	59,912	3,062,702
Sigma-Aldrich Corp. (a)	27,826	2,162,637
The Dow Chemical Co.	403,074	16,098,776

		81,043,977

Commercial Banks—4.1%
BB&T Corp.	228,265	10,027,681
Comerica, Inc.	67,034	3,933,555
Commerce Bancorp, Inc. (a)	79,137	2,791,162
Compass Bancshares, Inc.	54,786	3,267,985
Fifth Third Bancorp	235,494	9,638,769
First Horizon National Corp. (a)	52,523	2,194,411
Huntington Bancshares, Inc. (a)	100,275	2,381,531
KeyCorp.	169,460	6,444,564
M&T Bank Corp.	32,691	3,993,533
Marshall & Ilsley Corp. (a)	107,651	5,179,090
National City Corp.	266,511	9,743,642
PNC Financial Services Group, Inc.	123,984	9,179,775
Regions Financial Corp.	307,659	11,506,447
SunTrust Banks, Inc.	149,442	12,620,377
Synovus Financial Corp.	137,136	4,227,903
U.S. Bancorp	741,786	26,845,235
Wachovia Corp.	804,310	45,805,455
Wells Fargo & Co.	1,424,598	50,658,705
Zions Bancorp	45,121	3,719,775

		224,159,595

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Services & Supplies—0.5%
Allied Waste Industries, Inc. (a) (b)	107,148	$1,316,849
Avery Dennison Corp.	39,837	2,706,127
Cintas Corp.	57,590	2,286,899
Equifax, Inc.	52,801	2,143,721
Monster Worldwide, Inc. (b)	54,169	2,526,442
Pitney Bowes, Inc.	93,629	4,324,724
R.R. Donnelley & Sons Co.	91,486	3,251,412
Robert Half International, Inc.	70,715	2,624,941
Waste Management, Inc.	225,766	8,301,416

		29,482,531

Communications Equipment—2.6%
ADC Telecommunications, Inc. (b)	49,469	718,784
Avaya, Inc. (b)	191,624	2,678,903
Ciena Corp.	35,632	987,363
Cisco Systems, Inc. (b)	2,562,581	70,035,339
Comverse Technology, Inc. (b)	85,242	1,799,459
Corning, Inc. (b)	660,108	12,350,621
Juniper Networks, Inc. (b)	238,736	4,521,660
Motorola, Inc.	1,020,128	20,973,832
Qualcomm, Inc.	697,348	26,352,781
Tellabs, Inc. (b)	186,425	1,912,720

		142,331,462

Computers & Peripherals—3.7%
Apple Computer, Inc. (b)	358,900	30,449,076
Dell, Inc. (b)	958,581	24,050,797
EMC Corp. (b)	929,375	12,267,750
Hewlett-Packard Co.	1,155,792	47,607,072
International Business Machines Corp.	635,654	61,753,786
Lexmark International, Inc. (Class A) (a) (b)	41,324	3,024,917
NCR Corp. (b)	75,197	3,215,424
Network Appliance, Inc. (b)	157,753	6,196,538
QLogic Corp. (b)	66,523	1,458,184
SanDisk Corp. (b)	94,962	4,086,215
Sun Microsystems, Inc. (b)	1,485,192	8,049,741

		202,159,500

Construction & Engineering—0.1%
Fluor Corp.	37,153	3,033,542

Construction Materials—0.1%
Vulcan Materials Co.	39,845	3,580,870

Consumer Finance—1.0%
American Express Co.	508,394	30,844,264
Capital One Financial Corp.	172,162	13,225,485
SLM Corp.	172,490	8,412,337

		52,482,086

Containers & Packaging—0.2%
Ball Corp.	43,964	1,916,830
Bemis Co., Inc.	44,239	1,503,241
Pactiv Corp. (b)	56,152	2,004,065

Security Description	Shares	Value*

Containers & Packaging—(Continued)
Sealed Air Corp. (a)	34,020	$2,208,579
Temple-Inland, Inc.	45,145	2,078,024

		9,710,739

Distributors—0.1%
Genuine Parts Co.	71,907	3,410,549

Diversified Consumer Services—0.1%
Apollo Group, Inc. (Class A) (b)	59,054	2,301,335
H&R Block, Inc.	136,006	3,133,578

		5,434,913

Diversified Financial Services—5.7%
Bank of America Corp.	1,894,992	101,173,623
Chicago Mercantile Exchange Holdings, Inc.	14,692	7,489,247
CIT Group, Inc.	83,679	4,666,778
Citigroup, Inc.	2,073,482	115,492,947
JPMorgan Chase & Co.	1,463,840	70,703,472
Moody’s Corp.	99,180	6,849,371

		306,375,438

Diversified Telecommunication Services—2.9%
AT&T, Inc.	1,621,637	57,973,523
BellSouth Corp.	769,725	36,261,745
CenturyTel, Inc.	48,438	2,114,803
Citizens Communications Co. (a)	135,834	1,951,934
Embarq Corp.	63,082	3,315,590
JDS Uniphase Corp. (a)	89,073	1,483,956
Qwest Communications International, Inc. (a) (b)	678,580	5,679,715
Verizon Communications, Inc.	1,231,984	45,879,084
Windstream Corp.	201,191	2,860,936

		157,521,286

Electric Utilities—1.6%
Allegheny Energy, Inc. (b)	69,738	3,201,672
American Electric Power Co., Inc.	166,925	7,107,666
Edison International	137,486	6,252,863
Entergy Corp.	87,292	8,058,797
Exelon Corp.	283,131	17,522,978
FirstEnergy Corp.	134,699	8,122,350
FPL Group, Inc.	170,585	9,283,236
Pinnacle West Capital Corp.	42,134	2,135,772
PPL Corp.	161,014	5,770,742
Progress Energy, Inc.	107,268	5,264,713
The Southern Co.	313,423	11,552,772

		84,273,561

Electrical Equipment—0.5%
American Power Conversion Corp.	71,334	2,182,107
Cooper Industries, Ltd. (Class A)	38,363	3,469,166
Emerson Electric Co.	338,585	14,928,213
Rockwell Automation, Inc.	71,810	4,386,155

		24,965,641

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—0.3%
Agilent Technologies, Inc. (b)	172,455	$6,010,057
Jabil Circuit, Inc.	77,936	1,913,329
Molex, Inc.	59,825	1,892,265
Sanmina-SCI Corp. (b)	224,845	775,715
Solectron Corp. (b)	385,928	1,242,688
Symbol Technologies, Inc.	107,494	1,605,960
Tektronix, Inc.	34,808	1,015,349

		14,455,363

Energy Equipment & Services—1.7%
Baker Hughes, Inc.	135,346	10,104,932
BJ Services Co.	123,704	3,627,001
Halliburton Co.	424,307	13,174,732
Nabors Industries, Ltd. (a) (b)	126,319	3,761,780
National-Oilwell Varco, Inc. (b)	74,059	4,530,930
Noble Corp.	57,212	4,356,694
Rowan Cos., Inc. (b)	46,602	1,547,186
Schlumberger, Ltd.	497,186	31,402,268
Smith International, Inc. (b)	84,139	3,455,589
Transocean, Inc. (b)	123,387	9,980,775
Weatherford International, Ltd. (b)	143,352	5,990,680

		91,932,567

Food & Staples Retailing—2.2%
Costco Wholesale Corp.	193,381	10,224,053
CVS Corp.	347,531	10,742,183
Safeway, Inc. (b)	187,065	6,464,966
Supervalu, Inc.	86,877	3,105,853
Sysco Corp. (a)	260,839	9,588,442
The Kroger Co. (b)	302,740	6,984,212
Wal-Mart Stores, Inc.	1,037,712	47,921,540
Walgreen Co.	423,435	19,431,432
Whole Foods Market, Inc.	60,315	2,830,583

		117,293,264

Food Products—1.1%
Archer-Daniels-Midland Co.	277,346	8,863,978
Campbell Soup Co. (a)	91,905	3,574,185
ConAgra Foods, Inc.	215,017	5,805,459
Dean Foods Co. (b)	56,443	2,386,410
General Mills, Inc.	144,771	8,338,810
H.J. Heinz Co.	139,036	6,258,010
Hershey Co.	73,374	3,654,025
Kellogg Co.	105,897	5,301,204
McCormick & Co., Inc.	55,453	2,138,268
Sara Lee Corp.	315,149	5,366,988
Tyson Foods, Inc. (Class A) (a)	106,322	1,748,997
Wm. Wrigley Jr., Co.	92,629	4,790,772

		58,227,106

Gas Utilities—0.1%
Nicor, Inc. (a)	18,867	882,976
Peoples Energy Corp. (a)	16,234	723,549
Questar Corp.	36,234	3,009,234

		4,615,759

Security Description	Shares	Value*

Health Care Equipment & Supplies—1.6%
Applera Corp.—Applied Biosystems Group	77,309	$2,836,467
Bausch & Lomb, Inc. (a)	22,690	1,181,241
Baxter International, Inc.	276,169	12,811,480
Becton, Dickinson & Co.	104,077	7,301,002
Biomet, Inc.	103,351	4,265,296
Boston Scientific Corp. (b)	497,588	8,548,562
C.R. Bard, Inc.	43,457	3,605,627
Hospira, Inc. (b)	65,749	2,207,851
Medtronic, Inc.	485,758	25,992,911
St. Jude Medical, Inc. (b)	149,158	5,453,217
Stryker Corp.	125,427	6,912,282
Zimmer Holdings, Inc. (b)	100,706	7,893,336

		89,009,272

Health Care Providers & Services—2.4%
Aetna, Inc.	220,275	9,511,475
AmerisourceBergen Corp.	81,058	3,644,368
Cardinal Health, Inc.	170,908	11,011,603
Caremark Rx, Inc.	179,958	10,277,401
CIGNA Corp.	43,282	5,694,613
Coventry Health Care, Inc. (b)	67,245	3,365,612
Express Scripts, Inc. (b)	57,152	4,092,083
Health Management Associates, Inc. (Class A)	101,512	2,142,918
Humana, Inc. (b)	70,145	3,879,720
Laboratory Corp. of America Holdings (b)	52,917	3,887,812
Manor Care, Inc. (a)	31,206	1,464,186
McKesson Corp. (b)	124,894	6,332,126
Medco Health Solutions, Inc. (b)	123,821	6,616,994
Patterson Cos., Inc. (a) (b)	58,636	2,082,164
Quest Diagnostics, Inc.	67,495	3,577,235
Tenet Healthcare Corp. (a) (b)	198,887	1,386,242
UnitedHealth Group, Inc.	568,409	30,540,616
WellPoint, Inc. (b)	261,638	20,588,294

		130,095,462

Health Care Technology—0.0%
IMS Health, Inc.	83,738	2,301,120

Hotels, Restaurants & Leisure—1.6%
Carnival Corp.	187,777	9,210,462
Darden Restaurants, Inc.	61,958	2,488,853
Harrah’s Entertainment, Inc.	78,497	6,493,272
Hilton Hotels Corp.	163,144	5,693,725
International Game Technology	143,224	6,616,949
Marriott International, Inc. (Class A)	141,821	6,767,698
McDonald’s Corp.	521,886	23,135,206
Starbucks Corp. (b)	319,047	11,300,645
Starwood Hotels & Resorts Worldwide, Inc. (b)	89,462	5,591,375
Wendy’s International, Inc.	40,340	1,334,851
Wyndham Worldwide Corp. (b)	83,611	2,677,224
Yum! Brands, Inc.	111,858	6,577,250

		87,887,510

Household Durables—0.6%
Centex Corp. (a)	50,086	2,818,339
D.R. Horton, Inc.	116,455	3,084,893

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
Fortune Brands, Inc.	63,882	$5,454,884
Harman International Industries, Inc.	27,541	2,751,621
KB Home (a)	33,140	1,699,419
Leggett & Platt, Inc.	75,529	1,805,143
Lennar Corp. (Class A)	58,176	3,051,913
Newell Rubbermaid, Inc.	116,973	3,386,368
Pulte Homes, Inc.	89,166	2,953,178
Snap-On, Inc.	24,634	1,173,564
The Black & Decker Corp.	28,706	2,295,619
The Stanley Works	34,309	1,725,400
Whirlpool Corp. (a)	33,076	2,745,970

		34,946,311

Household Products—2.2%
Colgate-Palmolive Co.	217,034	14,159,298
Kimberly-Clark Corp.	193,397	13,141,326
The Clorox Co.	64,064	4,109,706
The Procter & Gamble Co.	1,337,159	85,939,209

		117,349,539

Independent Power Producers & Energy Traders—0.4%
Constellation Energy Group, Inc.	75,960	5,231,365
Dynegy, Inc. (Class A) (b)	159,740	1,156,518
The AES Corp. (b)	280,275	6,177,261
TXU Corp.	193,792	10,505,464

		23,070,608

Industrial Conglomerates—4.0%
3M Co.	310,734	24,215,501
General Electric Co.	4,349,839	161,857,509
Textron, Inc.	52,936	4,963,809
Tyco International, Ltd.	839,261	25,513,534

		216,550,353

Insurance—4.8%
ACE, Ltd.	137,379	8,321,046
Aflac, Inc.	208,672	9,598,912
Ambac Financial Group, Inc.	44,770	3,987,664
American International Group, Inc.	1,097,037	78,613,671
Aon Corp.	130,678	4,618,161
Cincinnati Financial Corp.	73,108	3,312,524
Genworth Financial, Inc. (Class A)	187,024	6,398,091
Lincoln National Corp.	121,164	8,045,290
Loews Corp.	192,825	7,996,453
Marsh & McLennan Cos., Inc.	232,564	7,130,412
MBIA, Inc. (a)	56,888	4,156,237
MetLife, Inc. (c)	320,806	18,930,762
Principal Financial Group, Inc.	113,835	6,682,115
Prudential Financial, Inc.	201,286	17,282,416
Safeco Corp.	44,415	2,778,158
The Allstate Corp.	263,715	17,170,484
The Chubb Corp.	173,707	9,190,837
The Hartford Financial Services Group, Inc.	133,743	12,479,559
The Progressive Corp.	321,419	7,784,768

Security Description	Shares	Value*

Insurance—(Continued)
The St. Paul Travelers Cos., Inc.	291,176	$15,633,239
Torchmark Corp.	41,386	2,638,771
UnumProvident Corp. (a)	144,546	3,003,666
XL Capital, Ltd. (Class A)	76,199	5,487,852

		261,241,088

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a) (b)	130,368	5,144,321

Internet Software & Services—1.4%
eBay, Inc. (b)	488,280	14,682,579
Google, Inc. (Class A) (b)	90,435	41,643,509
IAC/InterActiveCorp (b)	94,185	3,499,915
VeriSign, Inc. (b)	103,444	2,487,828
Yahoo!, Inc. (b)	516,589	13,193,683

		75,507,514

IT Services—1.1%
Affiliated Computer Services, Inc. (b)	50,035	2,443,710
Automatic Data Processing, Inc.	232,347	11,443,090
Cognizant Technology Solutions Corp. (Class A) (b)	59,834	4,616,792
Computer Sciences Corp. (b)	72,463	3,867,350
Convergys Corp. (b)	58,144	1,382,664
Electronic Data Systems Corp.	218,259	6,013,036
Fidelity National Information Services, Inc.	68,311	2,738,588
First Data Corp.	323,152	8,246,839
Fiserv, Inc. (b)	73,077	3,830,696
Paychex, Inc.	142,876	5,649,317
Sabre Holdings Corp. (Class A)	55,860	1,781,375
The Western Union Co.	323,431	7,251,323
Unisys Corp. (b)	145,405	1,139,975

		60,404,755

Leisure Equipment & Products—0.2%
Brunswick Corp. (a)	38,741	1,235,838
Eastman Kodak Co. (a)	121,233	3,127,811
Hasbro, Inc.	67,023	1,826,377
Mattel, Inc.	160,947	3,647,059

		9,837,085

Life Sciences Tools & Services—0.2%
Millipore Corp. (a) (b)	22,537	1,500,964
PerkinElmer, Inc.	51,890	1,153,515
Thermo Fisher Scientific, Inc. (b)	172,204	7,799,119
Waters Corp. (b)	42,825	2,097,140

		12,550,738

Machinery—1.4%
Caterpillar, Inc.	274,514	16,835,943
Cummins, Inc.	22,137	2,616,151
Danaher Corp.	100,013	7,244,942
Deere & Co.	97,561	9,275,124
Dover Corp.	86,153	4,223,220

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Eaton Corp.	62,876	$4,724,503
Illinois Tool Works, Inc.	177,017	8,176,415
Ingersoll-Rand Co., Ltd. (Class A)	129,382	5,062,718
ITT Industries, Inc.	77,939	4,428,494
PACCAR, Inc. (a)	104,783	6,800,417
Pall Corp.	51,655	1,784,680
Parker-Hannifin Corp.	49,761	3,825,626
Terex Corp. (a) (b)	42,916	2,771,515

		77,769,748

Media—3.7%
CBS Corp. (Class B)	329,789	10,282,821
Clear Channel Communications, Inc.	208,373	7,405,577
Comcast Corp. (Class A) (a)	878,208	37,174,545
Dow Jones & Co., Inc. (a)	27,458	1,043,404
E.W. Scripps Co. (Class A)	35,161	1,755,940
Gannett Co., Inc. (a)	98,877	5,978,104
Interpublic Group of Cos., Inc. (a)	186,171	2,278,733
Meredith Corp.	16,346	921,097
News Corp. (Class A)	987,735	21,216,548
Omnicom Group, Inc.	72,117	7,539,111
The DIRECTV Group, Inc. (b)	325,287	8,112,658
The McGraw-Hill Cos., Inc.	149,466	10,166,677
The New York Times Co. (Class A) (a)	60,676	1,478,067
The Walt Disney Co.	872,852	29,912,638
Time Warner, Inc.	1,684,705	36,692,875
Tribune Co. (a)	80,449	2,476,220
Univision Communications, Inc. (Class A) (b)	106,451	3,770,494
Viacom, Inc. (Class B) (b)	295,078	12,107,050

		200,312,559

Metals & Mining—0.9%
Alcoa, Inc.	365,901	10,980,689
Allegheny Technologies, Inc.	42,504	3,854,263
Freeport-McMoRan Copper & Gold, Inc. (Class B) (a)	83,100	4,631,163
Newmont Mining Corp.	189,985	8,577,823
Nucor Corp.	127,488	6,968,494
Phelps Dodge Corp.	86,080	10,305,497
United States Steel Corp.	49,994	3,656,561

		48,974,490

Multi-Utilities—1.5%
Ameren Corp. (a)	87,039	4,676,606
CenterPoint Energy, Inc. (a)	132,012	2,188,759
CMS Energy Corp. (b)	93,863	1,567,512
Consolidated Edison, Inc. (a)	108,363	5,209,009
Dominion Resources, Inc.	149,263	12,514,210
DTE Energy Co. (a)	75,098	3,635,494
Duke Energy Holding Corp.	529,894	17,597,780
KeySpan Corp.	73,966	3,045,920
NiSource, Inc.	115,202	2,776,368
PG&E Corp. (a)	147,192	6,966,597
Public Service Enterprise Group, Inc.	106,425	7,064,492
Sempra Energy	110,632	6,199,817

Security Description	Shares	Value*

Multi-Utilities—(Continued)
TECO Energy, Inc.	88,278	$1,521,030
Xcel Energy, Inc. (a)	171,697	3,959,333

		78,922,927

Multiline Retail—1.2%
Big Lots, Inc. (a) (b)	46,204	1,058,996
Dillard’s, Inc. (Class A) (a)	25,689	898,344
Dollar General Corp. (a)	131,672	2,114,652
Family Dollar Stores, Inc.	63,987	1,876,739
Federated Department Stores, Inc.	221,611	8,450,027
J.C. Penney Co., Inc.	94,938	7,344,404
Kohl’s Corp. (b)	137,997	9,443,135
Nordstrom, Inc.	96,535	4,763,037
Sears Holdings Corp. (b)	35,070	5,889,305
Target Corp.	362,435	20,676,917

		62,515,556

Mutual Funds—0.4%
SPDR Trust Series 1 (a)	155,400	22,018,626

Office Electronics—0.1%
Xerox Corp.	407,330	6,904,243

Oil, Gas & Consumable Fuels—8.0%
Anadarko Petroleum Corp.	194,004	8,443,054
Apache Corp.	139,007	9,245,356
Chesapeake Energy Corp. (a)	175,504	5,098,391
Chevron Corp.	919,915	67,641,350
ConocoPhillips	694,486	49,968,268
Consol Energy, Inc. (b)	77,062	2,476,002
Devon Energy Corp.	186,517	12,511,560
El Paso Corp. (a)	297,662	4,548,275
EOG Resources, Inc.	102,741	6,416,175
Exxon Mobil Corp.	2,461,208	188,602,369
Hess Corp.	114,240	5,662,877
Kinder Morgan, Inc.	45,258	4,786,034
Marathon Oil Corp.	148,336	13,721,080
Murphy Oil Corp.	78,935	4,013,845
Occidental Petroleum Corp.	363,552	17,752,244
Peabody Energy Corp.	111,325	4,498,643
Sunoco, Inc.	51,953	3,239,789
The Williams Cos., Inc.	251,644	6,572,941
Valero Energy Corp.	255,138	13,052,860
XTO Energy, Inc.	154,414	7,265,179

		435,516,292

Paper & Forest Products—0.3%
International Paper Co.	191,989	6,546,825
MeadWestvaco Corp.	76,457	2,298,297
Weyerhaeuser Co.	99,813	7,051,789

		15,896,911

Personal Products—0.1%
Avon Products, Inc.	187,592	6,198,040
The Estee Lauder Cos., Inc. (Class A)	53,738	2,193,585

		8,391,625

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—6.3%
Abbott Laboratories	647,686	$31,548,785
Allergan, Inc.	64,883	7,769,091
Barr Pharmaceuticals, Inc. (b)	44,894	2,250,087
Bristol-Myers Squibb Co.	829,924	21,843,600
Eli Lilly & Co.	415,434	21,644,111
Forest Laboratories, Inc. (b)	133,652	6,762,791
Johnson & Johnson	1,223,477	80,773,952
King Pharmaceuticals, Inc. (b)	102,590	1,633,233
Merck & Co., Inc.	916,125	39,943,050
Mylan Laboratories, Inc. (a)	89,422	1,784,863
Pfizer, Inc.	3,042,681	78,805,438
Schering-Plough Corp.	625,619	14,789,633
Watson Pharmaceuticals, Inc. (b)	43,239	1,125,511
Wyeth	568,283	28,936,970

		339,611,115

Real Estate Investment Trusts—1.1%
Apartment Investment & Management Co. (Class A)	40,717	2,280,966
Archstone-Smith Trust	92,153	5,364,226
Boston Properties, Inc.	49,298	5,515,460
Equity Office Properties Trust	148,321	7,144,623
Equity Residential	123,275	6,256,206
Kimco Realty Corp.	95,379	4,287,286
Plum Creek Timber Co., Inc.	74,706	2,977,034
ProLogis	104,418	6,345,482
Public Storage, Inc.	51,704	5,041,140
Simon Property Group, Inc.	93,381	9,458,562
Vornado Realty Trust	54,489	6,620,414

		61,291,399

Real Estate Management & Development—0.1%
CB Richard Ellis Group, Inc. (b)	77,973	2,588,704
Realogy Corp. (b)	90,463	2,742,838

		5,331,542

Road & Rail—0.7%
Burlington Northern Santa Fe Corp.	151,579	11,188,046
CSX Corp.	183,639	6,322,691
Norfolk Southern Corp.	167,481	8,422,619
Ryder System, Inc.	25,626	1,308,464
Union Pacific Corp.	113,817	10,473,440

		37,715,260

Semiconductors & Semiconductor Equipment—2.4%
Advanced Micro Devices, Inc. (b)	231,502	4,711,066
Altera Corp. (b)	152,695	3,005,038
Analog Devices, Inc.	144,318	4,743,733
Applied Materials, Inc.	586,098	10,813,508
Broadcom Corp. (Class A) (b)	197,892	6,393,890
Intel Corp.	2,433,151	49,271,308
KLA-Tencor Corp.	84,011	4,179,547
Linear Technology Corp.	126,153	3,824,959
LSI Logic Corp. (a) (b)	169,053	1,521,477
Maxim Integrated Products, Inc.	135,325	4,143,651

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Micron Technology, Inc. (b)	318,347	$4,444,124
National Semiconductor Corp.	121,768	2,764,134
Novellus Systems, Inc. (a) (b)	52,158	1,795,278
NVIDIA Corp. (b)	150,034	5,552,758
PMC-Sierra, Inc. (a) (b)	88,539	594,097
Teradyne, Inc. (a) (b)	80,083	1,198,042
Texas Instruments, Inc.	626,173	18,033,782
Xilinx, Inc.	141,885	3,378,282

		130,368,674

Software—3.4%
Adobe Systems, Inc. (b)	246,161	10,122,140
Autodesk, Inc.	97,773	3,955,896
BMC Software, Inc. (b)	86,544	2,786,717
CA, Inc. (a)	173,307	3,925,403
Citrix Systems, Inc. (b)	76,203	2,061,291
Compuware Corp. (b)	148,637	1,238,146
Electronic Arts, Inc. (b)	130,180	6,555,865
Intuit, Inc. (b)	147,126	4,488,814
Microsoft Corp.	3,650,488	109,003,572
Novell, Inc. (b)	143,056	886,947
Oracle Corp. (b)	1,688,147	28,934,840
Symantec Corp. (b)	395,827	8,252,993

		182,212,624

Specialty Retail—2.0%
AutoNation, Inc. (b)	63,122	1,345,761
AutoZone, Inc. (b)	21,363	2,468,708
Bed Bath & Beyond, Inc. (b)	119,285	4,544,759
Best Buy Co., Inc.	170,232	8,373,712
Circuit City Stores, Inc. (a)	59,871	1,136,352
Limited Brands, Inc.	144,330	4,176,910
Lowe’s Cos., Inc.	642,589	20,016,647
Office Depot, Inc. (b)	117,484	4,484,364
OfficeMax, Inc.	31,428	1,560,400
RadioShack Corp. (a)	57,314	961,729
Staples, Inc.	304,938	8,141,845
The Gap, Inc.	222,344	4,335,708
The Home Depot, Inc.	861,212	34,586,274
The Sherwin-Williams Co.	47,221	3,002,311
Tiffany & Co.	57,114	2,241,153
TJX Cos., Inc.	192,043	5,477,067

		106,853,700

Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc. (b)	155,069	6,661,764
Jones Apparel Group, Inc.	46,525	1,555,331
Liz Claiborne, Inc.	43,248	1,879,558
Nike, Inc. (Class B)	79,345	7,857,535
VF Corp.	37,730	3,096,879

		21,051,067

Thrifts & Mortgage Finance—1.5%
Countrywide Financial Corp.	262,082	11,125,381
Federal Home Loan Mortgage Corp.	292,434	19,856,269

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
Federal National Mortgage Association	411,455	$24,436,312
MGIC Investment Corp. (a)	35,032	2,190,901
Sovereign Bancorp, Inc.	151,665	3,850,774
Washington Mutual, Inc.	398,867	18,144,460

		79,604,097

Tobacco—1.6%
Altria Group, Inc.	884,425	75,901,353
Reynolds American, Inc. (a)	72,348	4,736,624
UST, Inc. (a)	67,895	3,951,489

		84,589,466

Trading Companies & Distributors—0.0%
W.W. Grainger, Inc.	30,860	2,158,348

Wireless Telecommunication Services—0.6%
ALLTEL Corp.	157,666	9,535,640
Sprint Nextel Corp.	1,221,598	23,075,986

		32,611,626

Total Common Stock (Identified Cost $4,046,273,105)		5,392,629,233

Short Term Investments—0.3%
Security Description	Face Amount	Value*

Discount Notes—0.3%
Federal Home Loan Bank 5.120%, 01/18/07	$16,725,000	$16,684,563

Total Short Term Investments (Identified Cost $16,684,563)		16,684,563

Total Investments—100.0% (Identified Cost $4,062,957,668) (d)		5,409,313,796
Liabilities in excess of other assets		(1,016,962)

Total Net Assets—100%		$5,408,296,834

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $188,213,508 and the collateral received consisted of cash in the amount of $193,843,416.
(b)	Non-Income Producing.
(c)	Affiliated Issuer. See below.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $4,075,570,432 and the composition of unrealized appreciation and depreciation of investment securities was $1,662,224,377 and $(328,481,013), respectively.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2006	Net Unrealized Appreciation
S&P 500 Index Futures	3/15/2007	33	$11,754,128	$11,784,301	$30,173

Affiliated Issuer

Security Description	Number of shares held at 12/31/05	Shares Purchased for year ended 12/31/2006	Shares Sold for year ended 12/31/2006	Number of shares held at 12/31/06	Realized Gain on shares sold	Income for year ended 12/31/2006
MetLife, Inc.	331,188	8,159	(18,541)	320,806	$359,591	$190,162

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$5,409,313,796
Cash		66,161
Collateral for securities loaned		193,843,416
Receivable for:
Securities sold		848,932
Fund shares sold		5,456,254
Accrued interest and dividends		7,425,666

Total Assets		5,616,954,225
Liabilities
Payable for:
Fund shares redeemed	$12,537,372
Futures variation margin	44,550
Return of collateral for securities loaned	193,843,416
Accrued expenses:
Management fees	1,114,784
Service and distribution fees	245,718
Other expenses	871,551

Total Liabilities		208,657,391

Net Assets		$5,408,296,834

Net assets consists of:
Capital paid in		$3,906,834,386
Undistributed net investment income		55,170,891
Accumulated net realized gains		99,905,256
Unrealized appreciation on investments and futures contracts		1,346,386,301

Net Assets		$5,408,296,834

Computation of offering price:
Class A
Net asset value and redemption price per share ($4,125,102,414 divided by 113,751,457 shares outstanding)		$36.26

Class B
Net asset value and redemption price per share ($991,777,073 divided by 28,032,220 shares outstanding)		$35.38

Class E
Net asset value and redemption price per share ($291,417,347 divided by 8,074,826 shares outstanding)		$36.09

Identified cost of investments		$4,062,957,668

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$97,979,757
Interest		555,384	(a)

		98,535,141
Expenses
Management fees	$12,774,775
Service and distribution fees—Class B	2,164,768
Service and distribution fees—Class E	426,020
Directors’ fees and expenses	23,102
Custodian	652,539
Audit and tax services	27,529
Legal	95,263
Printing	1,838,658
Insurance	92,040
Miscellaneous	78,574

Total expenses	18,173,268
Management fee waivers	(357,693)	17,815,575

Net Investment Income		80,719,566

Realized and Unrealized Gain
Realized gain on:
Investments—net	171,247,036
Futures contracts—net	1,716,587	172,963,623

Unrealized appreciation on:
Investments—net	485,528,476
Futures contracts—net	382,833	485,911,309

Net gain		658,874,932

Net Increase in Net Assets From Operations		$739,594,498

(a)	Includes income on securities loaned of $163,191.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$80,719,566	$75,976,568
Net realized gain	172,963,623	113,344,030
Unrealized appreciation	485,911,309	33,268,388

Increase in net assets from operations	739,594,498	222,588,986

From Distributions to Shareholders
Net investment income
Class A	(80,522,773)	(64,940,610)
Class B	(14,529,078)	(8,290,412)
Class E	(5,220,974)	(4,221,091)

	(100,272,825)	(77,452,113)

Net realized gain
Class A	(137,410,085)	0
Class B	(29,305,249)	0
Class E	(9,828,692)	0

	(176,544,026)	0

Total distributions	(276,816,851)	(77,452,113)

Decrease in net assets from capital share transactions	(49,958,395)	(91,725,843)

Total increase in net assets	412,819,252	53,411,030

Net Assets
Beginning of the period	4,995,477,582	4,942,066,552

End of the period	$5,408,296,834	$4,995,477,582

Undistributed Net Investment Income
End of the period	$55,170,891	$76,007,794

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	14,718,341	$499,114,494	13,995,651	$448,361,856
Shares issued through acquisition	94,991	3,147,991	0	0
Reinvestments	6,624,099	217,932,858	2,143,962	64,940,610
Redemptions	(26,428,343)	(892,484,688)	(25,686,049)	(822,977,332)

Net decrease	(4,990,912)	$(172,289,345)	(9,546,436)	$(309,674,866)

Class B
Sales	11,622,143	$381,456,330	11,564,331	$360,936,529
Reinvestments	1,363,008	43,834,327	279,892	8,290,412
Redemptions	(8,569,124)	(281,262,304)	(4,374,267)	(137,242,753)

Net increase	4,416,027	$144,028,353	7,469,956	$231,984,188

Class E
Sales	792,149	$26,626,818	1,020,487	$32,427,764
Reinvestments	459,111	15,049,666	139,910	4,221,091
Redemptions	(1,881,032)	(63,373,887)	(1,589,809)	(50,684,020)

Net decrease	(629,772)	$(21,697,403)	(429,412)	$(14,035,165)

Decrease derived from capital share transactions		$(49,958,395)		$(91,725,843)

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$33.20	$32.27	$29.45	$23.41	$30.60

Income From Investment Operations
Net investment income	0.58	0.55	0.54	0.38	0.35
Net realized and unrealized gain (loss) of investments	4.37	0.90	2.54	6.11	(7.09)

Total from investment operations	4.95	1.45	3.08	6.49	(6.74)

Less Distributions
Distributions from net investment income	(0.70)	(0.52)	(0.26)	(0.45)	(0.23)
Distributions from net realized capital gains	(1.19)	0.00	0.00	0.00	(0.22)

Total distributions	(1.89)	(0.52)	(0.26)	(0.45)	(0.45)

Net Asset Value, End of Period	$36.26	$33.20	$32.27	$29.45	$23.41

Total Return (%)	15.5	4.6	10.5	28.2	(22.3)
Ratio of operating expenses to average net assets (%)	0.30	0.29	0.30	0.31	0.31
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.31	0.29	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.63	1.59	1.73	1.48	1.30
Portfolio turnover rate (%)	9	8	3	1	7
Net assets, end of period (000)	$4,125,102	$3,942,484	$4,139,893	$3,931,839	$2,725,874

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$32.41	$31.52	$28.80	$22.92	$30.03

Income From Investment Operations
Net investment income	0.47	0.39	0.41	0.34	0.23
Net realized and unrealized gain (loss) of investments	4.28	0.95	2.53	5.95	(6.90)

Total from investment operations	4.75	1.34	2.94	6.29	(6.67)

Less Distributions
Distributions from net investment income	(0.59)	(0.45)	(0.22)	(0.41)	(0.22)
Distributions from net realized capital gains	(1.19)	0.00	0.00	0.00	(0.22)

Total distributions	(1.78)	(0.45)	(0.22)	(0.41)	(0.44)

Net Asset Value, End of Period	$35.38	$32.41	$31.52	$28.80	$22.92

Total Return (%)	15.2	4.4	10.3	27.9	(22.5)
Ratio of operating expenses to average net assets (%)	0.55	0.54	0.55	0.56	0.56
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	056	0.54	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.38	1.36	1.59	1.24	1.17
Portfolio turnover rate (%)	9	8	3	1	7
Net assets, end of period (000)	$991,777	$765,425	$508,908	$251,793	$88,517

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$33.04	$32.11	$29.33	$23.34	$30.54

Income From Investment Operations
Net investment income	0.52	0.47	0.47	0.40	0.31
Net realized and unrealized gain (loss) of investments	4.35	0.93	2.56	6.02	(7.06)

Total from investment operations	4.87	1.40	3.03	6.42	(6.75)

Less Distributions
Distributions from net investment income	(0.63)	(0.47)	(0.25)	(0.43)	(0.23)
Distributions from net realized capital gains	(1.19)	0.00	0.00	0.00	(0.22)

Total distributions	(1.82)	(0.47)	(0.25)	(0.43)	(0.45)

Net Asset Value, End of Period	$36.09	$33.04	$32.11	$29.33	$23.34

Total Return (%)	15.3	4.5	10.4	28.0	(22.4)
Ratio of operating expenses to average net assets (%)	0.45	0.44	0.45	0.46	0.46
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.46	0.44	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.48	1.44	1.67	1.34	1.36
Portfolio turnover rate (%)	9	8	3	1	7
Net assets, end of period (000)	$291,417	$287,568	$293,266	$142,284	$25,624

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MetLife Stock Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the MetLife Stock Index Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-16

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option

MSF-17

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the MetLife Stock Index Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$103,997,904	$77,452,113	$172,818,947	$—	$—	$—	$276,816,851	$77,452,113

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$57,477,645	$110,241,439	$1,333,773,537	$—	$1,501,492,621

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the MetLife Stock Index Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$457,813,799	$0	$677,264,147

MSF-18

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MetLife Stock Index	$12,774,775	0.25%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife the investment subadviser for MetLife Stock Index Portfolio. MetLife Advisers pays MetLife an investment subadvisory fee for the Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio. Fees earned by MetLife with respect to the Portfolio for the year ended December 31, 2006 were $1,175,279.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the MetLife Stock Index Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.007%	All assets

Amounts waived for the period ended December 31, 2006 are shown as management fee waivers in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

MSF-19

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, the Portfolio acquired all of the assets of Tactical Growth & Income Stock Account for Variable Annuities (“Tactical Growth & Income Stock Account”), a stand-alone managed separate account, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 94,991 Class A shares of the Portfolio (valued at $3.1 million) in exchange for 682,989 units of Tactical Growth & Income Stock Account (valued at $3.1 million).

The aggregate net assets of the Portfolio and Tactical Growth & Income Stock Account immediately before the acquisition were $5,185,087,947 and $3,147,991, respectively. The aggregate net assets immediately after the acquisition were $5,188,235,938.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-20

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and MetLife Stock Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MetLife Stock Index Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Stock Index Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-21

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of MetLife Stock Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	139,008,519.335	5,902,876.125	4,464,190.075	149,375,585.535

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	140,228,925.590	5,110,940.239	4,035,719.706	149,375,585.535

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	140,074,199.453	5,331,605.252	3,969,780.830	149,375,585.535

4. To eliminate the Fundamental Investment Restrictions relating to Options.	139,580,241.158	5,732,641.567	4,062,702.810	149,375,585.535

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	139,799,477.079	5,663,554.980	3,912,553.476	149,375,585.535

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	140,477,927.045	4,977,473.690	3,920,184.800	149,375,585.535

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	140,410,167.309	4,947,700.609	4,017,717.617	149,375,585.535

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	139,765,688.791	5,765,228.961	3,844,667.783	149,375,585.535

9. To revise the Fundamental Investment Restrictions relating to Commodities.	139,786,592.980	5,529,741.068	4,059,251.487	149,375,585.535

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-24

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-25

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-26

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-27

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-28

Metropolitan Series Fund, Inc.

MetLife Stock Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-29

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-30

Metropolitan Series Fund, Inc. MFS Total Return Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the MFS Total Return Portfolio returned 12.2%, compared to its benchmark, a blend of the Standard & Poor’s 500 Index1 (60%) and the Lehman Brothers Aggregate Bond Index2 (40%), which returned 11.1%. The average return of its peer group, the Lipper Variable Insurance Products Mixed-Asset Target Allocation Moderate Funds Universe3, was 10.9% over the same period.

PORTFOLIO REVIEW

While economic growth moderated, core inflation remained elevated and provided the Federal Open Market Committee (FOMC) enough reason to pause in their monetary policy campaign during the latter half of the year. However, while the Federal Funds Target Rate was left at 5.25% following the meetings, the FOMC left the door open to further rate hikes. The overall bond market, as measured by the Lehman Brothers Aggregate Bond Index, finished the year strong with a 4.3% return, driven primarily by investment grade corporate bonds and long-dated securities. While high quality/interest rate sensitive markets performed well on an absolute basis, they lagged the overall bond markets.

Most major global stock indices rose during the one-year period. The gains were led by a rise in corporate profits, which continued to grow-albeit at a slower pace than they did in 2004 and 2005. From a valuation standpoint, markets looked solid. Corporate restructuring efforts and structural reforms in many countries continued to create a more stable investment environment. Over the period, international markets dramatically outperformed the U.S. markets, as they have over the past few years.

Within the equity portion of the Portfolio, the health care, financial services, and retailing sectors were the principle contributors to performance relative to the portfolio’s benchmark, the Standard & Poor’s 500 Stock Index (the S&P 500).

Stock selection was the primary factor in the strong relative performance in the health care sector. This was supported by our decision to underweight this otherwise weak-performing sector. Pharmaceutical company Merck was among the Portfolio’s top contributors. Our underweighting of benchmark constituent UnitedHealth Group also helped as this stock’s performance trailed that of the benchmark.

The strong-showing in the financial services and retailing sectors also resulted from security selection. Within the financial services sector, PNC Financial Services Group was the top relative performer. In the retailing sector, office products retailer OfficeMax was the largest contributor to relative returns.

In other sectors, positions in electric utility company FPL Group, defense contractor Lockheed Martin, telecommunications services provider Verizon Communications, and agricultural equipment manufacturer Deere & Company benefited relative results. Underweighting or avoiding several poor-performing benchmark constituents such as semiconductor company Intel and online information portal Yahoo! further strengthened relative performance.

Within the fixed income portion of the Portfolio, our overweighted positions in “BBB”—rated securities and small exposure to “BB”—rated bonds added to performance relative to the Lehman Brothers U.S. Aggregate Bond Index2 (the Lehman Index). (The Lehman Index does not include bonds rated lower than “BBB”). While we do not generally position the Portfolio for changes in interest rates, the Portfolio’s short duration stance boosted results as interest rates rose during the period. The Portfolio’s yield advantage and mortgage convexity positioning (exposure to interest rate volatility) were also positive factors in relative returns.

Within the equity portion of the Portfolio, stock selection in the basic materials and energy sectors detracted from performance relative to the S&P 500 Index1. In basic materials, packaging manufacturer Owens-Illinois and newsprint maker Bowater were among the Portfolio’s top detractors. In energy, our underweighted position in integrated oil and gas company Exxon Mobil held back relative returns. Elsewhere, telecommunications equipment manufacturer Nortel Networks, wireless service provider Sprint Nextel, insurance company Conseco, and home improvement products maker Masco dampened results. Not holding communications service provider BellSouth also detracted as it outperformed the S&P 500 Index1.

The Portfolio’s small cash position was also a detractor from relative performance. As with nearly all mutual funds, this Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Within the fixed income portion of the Portfolio, several Treasury securities and long-maturity corporate issues held back returns relative to the Lehman Brothers Aggregate Bond Index.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2006

	MFS Total Return Portfolio				S&P 500 Index	Lehman Brothers Aggregate Bond Index
	Class A	Class B	Class E	Class F
1 Year	12.2%	11.9%	12.0%	N/A	15.8%	4.3%
5 Years	7.3	N/A	N/A	N/A	6.2	5.1
10 Years	8.2	N/A	N/A	N/A	8.4	6.2
Since Inception	—	7.0	8.8	8.1%	—	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B, Class E and Class F shares are: 5/1/87, 5/1/02, 4/26/04 and 5/2/06, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	11.2%
U.S. Treasury Notes	7.5%
JPMorgan Chase & Co..	2.4%
Bank of America Corp.	2.2%
Federal Home Loan Bank	2.0%
Citigroup, Inc.	1.9%
Altria Group, Inc.	1.8%
The Bank of New York Co., Inc.	1.4%
Exxon Mobil Corp.	1.4%
The Allstate Corp.	1.3%

Top Equity Sectors

% of Equity Market Value
Financials	29.4%
Industrials	13.3%
Energy	12.4%
Health Care	9.1%
Consumer Staples	8.3%

Top Fixed Income Sectors
% of Fixed Income Market Value
Mortgage Backed	33.9%
U.S. Treasury	25.6%
High Grade Corporate	21.1%
Commercial Mortgage Backed	8.8%
Agency Issues	3.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
MFS Total Return—Class A	Actual	0.58%	$1,000.00	$1,101.00	$3.07
	Hypothetical	0.58%	$1,000.00	$1,022.25	$2.96

MFS Total Return—Class B	Actual	0.83%	$1,000.00	$1,099.50	$4.39
	Hypothetical	0.83%	$1,000.00	$1,020.97	$4.23

MFS Total Return—Class E	Actual	0.73%	$1,000.00	$1,100.10	$3.86
	Hypothetical	0.73%	$1,000.00	$1,021.48	$3.72

MFS Total Return—Class F	Actual	0.78%	$1,000.00	$1,099.70	$4.13
	Hypothetical	0.78%	$1,000.00	$1,021.23	$3.97

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—58.7% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.0%
Lockheed Martin Corp.	227,209	$20,919,133
Northrop Grumman Corp.	114,306	7,738,516
United Technologies Corp.	168,150	10,512,738

		39,170,387

Auto Components—0.3%
Johnson Controls, Inc.	68,380	5,875,210

Beverages—1.0%
Diageo, Plc. (GBP)	367,806	7,221,013
Molson Coors Brewing Co.	38,100	2,912,364
PepsiCo, Inc.	83,255	5,207,600
The Coca-Cola Co.	75,730	3,653,973

		18,994,950

Biotechnology—0.8%
Amgen, Inc. (a)	234,370	16,009,815

Building Products—1.2%
Masco Corp. (b)	819,990	24,493,101

Capital Markets—4.3%
Franklin Resources, Inc.	56,880	6,266,470
Lehman Brothers Holdings, Inc.	108,950	8,511,174
Mellon Financial Corp.	217,452	9,165,602
Merrill Lynch & Co., Inc.	82,104	7,643,882
Morgan Stanley	69,390	5,650,428
The Bank of New York Co., Inc.	698,890	27,515,299
The Goldman Sachs Group, Inc.	53,630	10,691,141
UBS AG (CHF)	84,443	5,107,786
UBS AG	68,780	4,149,497

		84,701,279

Chemicals—1.3%
Air Products & Chemicals, Inc.	84,044	5,906,612
Nalco Holding Co. (a)	132,110	2,702,971
PPG Industries, Inc.	119,360	7,664,106
Praxair, Inc.	40,140	2,381,506
Syngenta AG (CHF)	26,707	4,962,884
The Dow Chemical Co.	68,678	2,742,999

		26,361,078

Commercial Banks—1.4%
PNC Financial Services Group, Inc.	183,990	13,622,620
SunTrust Banks, Inc.	162,660	13,736,637

		27,359,257

Communications Equipment—1.3%
Cisco Systems, Inc. (a)	191,040	5,221,123
Nortel Networks Corp. (b)	763,926	20,419,742

		25,640,865

Computers & Peripherals—0.3%
Hewlett-Packard Co.	157,880	6,503,077

Security Description	Shares	Value*

Consumer Finance—0.6%
American Express Co.	115,970	$7,035,900
Capital One Financial Corp.	28,790	2,211,648
SLM Corp.	51,900	2,531,163

		11,778,711

Containers & Packaging—1.0%
Owens-Illinois, Inc. (a)	1,011,670	18,665,312
Smurfit-Stone Container Corp. (a)	63,645	672,091

		19,337,403

Diversified Financial Services—5.0%
Bank of America Corp.	709,334	37,871,342
Citigroup, Inc.	531,148	29,584,944
JPMorgan Chase & Co.	614,910	29,700,153
KKR Private Equity Investors, L.P. (144A) (RDU) (a)	65,160	1,488,906

		98,645,345

Diversified Telecommunication Services—1.9%
AT&T, Inc.	169,344	6,054,048
Embarq Corp.	94,895	4,987,681
Qwest Communications International, Inc. (a) (b)	305,700	2,558,709
Telus Corp. (CAD)	45,010	2,067,046
Telus Corp. (Non-Voting Shares) (CAD)	13,330	595,126
Verizon Communications, Inc.	579,677	21,587,172

		37,849,782

Electric Utilities—1.7%
Edison International	64,220	2,920,726
Entergy Corp.	27,948	2,580,159
FirstEnergy Corp.	48,840	2,945,052
FPL Group, Inc.	432,140	23,517,059
PPL Corp.	27,056	969,687

		32,932,683

Electrical Equipment—0.3%
Cooper Industries, Ltd. (Class A)	8,250	746,048
Rockwell Automation, Inc.	82,040	5,011,003

		5,757,051

Energy Equipment & Services—0.9%
GlobalSantaFe Corp.	143,845	8,455,209
Noble Corp.	118,160	8,997,884

		17,453,093

Food & Staples Retailing—0.4%
CVS Corp.	156,680	4,842,979
The Kroger Co. (a)	75,630	1,744,784
Wal-Mart Stores, Inc.	38,110	1,759,920

		8,347,683

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Food Products—1.0%
General Mills, Inc.	33,960	$1,956,096
Kellogg Co.	146,960	7,356,817
Nestle S.A. (CHF)	18,369	6,508,083
Tyson Foods, Inc. (Class A) (b)	239,520	3,940,104

		19,761,100

Gas Utilities—0.1%
Questar Corp.	22,620	1,878,591

Health Care Equipment & Supplies—0.4%
Boston Scientific Corp. (a)	465,280	7,993,510

Health Care Providers & Services—0.9%
Caremark Rx, Inc. (b)	59,450	3,395,189
Tenet Healthcare Corp. (a) (b)	651,900	4,543,743
UnitedHealth Group, Inc.	20,420	1,097,167
WellPoint, Inc. (a)	98,860	7,779,293

		16,815,392

Household Durables—0.2%
D.R. Horton, Inc.	78,320	2,074,697
Toll Brothers, Inc. (a) (b)	30,120	970,767

		3,045,464

Independent Power Producers & Energy Traders—0.3%
Dynegy, Inc. (Class A) (a)	21	152
NRG Energy, Inc. (a)	64,460	3,610,404
TXU Corp.	48,470	2,627,559

		6,238,115

Industrial Conglomerates—1.9%
3M Co.	37,680	2,936,402
General Electric Co.	338,515	12,596,143
Tyco International, Ltd.	728,839	22,156,706

		37,689,251

Insurance—4.7%
Aflac, Inc.	112,750	5,186,500
Conseco, Inc. (a) (b)	599,310	11,974,214
Genworth Financial, Inc. (Class A)	706,040	24,153,628
The Allstate Corp.	387,446	25,226,609
The Chubb Corp.	60,980	3,226,452
The Hartford Financial Services Group, Inc.	123,637	11,536,569
The St. Paul Travelers Cos., Inc.	229,970	12,347,089

		93,651,061

IT Services—0.2%
Accenture, Ltd. (Class A)	121,449	4,485,112

Leisure Equipment & Products—0.3%
Hasbro, Inc.	42,680	1,163,030
Mattel, Inc.	227,630	5,158,096

		6,321,126

Security Description	Shares	Value*

Life Sciences Tools & Services—0.1%
Millipore Corp. (a) (b)	44,140	$2,939,724

Machinery—1.3%
Deere & Co.	142,830	13,578,848
Illinois Tool Works, Inc.	15,920	735,345
Pall Corp.	334,530	11,558,011

		25,872,204

Media—2.2%
CBS Corp. (Class B)	272,942	8,510,332
E.W. Scripps Co. (Class A)	84,010	4,195,459
Idearc, Inc. (b)	26,730	765,814
The New York Times Co. (Class A) (b)	698,640	17,018,870
The Walt Disney Co.	45,630	1,563,740
Time Warner, Inc.	88,570	1,929,055
Viacom, Inc. (Class B) (a)	123,784	5,078,858
WPP Group, Plc. (GBP)	261,760	3,545,943

		42,608,071

Metals & Mining—0.1%
BHP Billiton, Plc. (GBP)	122,510	2,264,102

Multi-Utilities—0.8%
Dominion Resources, Inc.	126,250	10,584,800
Public Service Enterprise Group, Inc.	71,740	4,762,101

		15,346,901

Multiline Retail—0.5%
Federated Department Stores, Inc.	278,340	10,613,104

Oil, Gas & Consumable Fuels—6.4%
Apache Corp.	245,410	16,322,219
Chevron Corp.	95,416	7,015,939
ConocoPhillips	109,340	7,867,013
Devon Energy Corp.	303,100	20,331,948
EOG Resources, Inc.	36,980	2,309,401
Exxon Mobil Corp.	348,194	26,682,106
Hess Corp.	308,200	15,277,474
Royal Dutch Shell, Plc. (ADR) (A Shares)	27,300	1,932,567
Sunoco, Inc.	38,280	2,387,141
The Williams Cos., Inc.	412,270	10,768,492
Total S.A. (ADR)	208,610	15,003,231

		125,897,531

Paper & Forest Products—0.6%
Bowater, Inc. (b)	361,530	8,134,425
International Paper Co.	52,790	1,800,139
MeadWestvaco Corp.	86,150	2,589,669

		12,524,233

Personal Products—0.6%
Alberto-Culver Co.	208,370	4,469,536
The Estee Lauder Cos., Inc. (Class A)	200,700	8,192,574

		12,662,110

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—3.1%
Abbott Laboratories	43,898	$2,138,272
Eli Lilly & Co.	156,070	8,131,247
Johnson & Johnson	319,128	21,068,830
Merck & Co., Inc.	94,093	4,102,455
Warner Chilcott, Ltd. (b)	246,660	3,408,841
Wyeth	456,910	23,265,857

		62,115,502

Road & Rail—0.6%
Burlington Northern Santa Fe Corp.	83,905	6,193,028
Con-way, Inc.	5,960	262,479
Norfolk Southern Corp.	116,470	5,857,276

		12,312,783

Semiconductors & Semiconductor Equipment—0.4%
Analog Devices, Inc. (b)	17,480	574,568
Applied Materials, Inc. (b)	40,200	741,690
Intel Corp.	324,320	6,567,480

		7,883,738

Software—1.4%
Compuware Corp. (a)	1,626,020	13,544,747
Oracle Corp. (a)	324,690	5,565,187
Symantec Corp. (a)	364,710	7,604,203

		26,714,137

Specialty Retail—0.6%
OfficeMax, Inc. (b)	161,160	8,001,594
Sally Beauty Holdings, Inc. (b)	240,590	1,876,602
The Sherwin-Williams Co.	30,540	1,941,733

		11,819,929

Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc. (a)	12,340	291,471
Nike, Inc. (Class B)	81,300	8,051,139

		8,342,610

Thrifts & Mortgage Finance—1.3%
Countrywide Financial Corp.	89,630	3,804,793
Federal Home Loan Mortgage Corp.	27,200	1,846,880
Federal National Mortgage Association	209,448	12,439,117
New York Community Bancorp, Inc. (b)	424,940	6,841,534

		24,932,324

Tobacco—1.8%
Altria Group, Inc.	405,560	34,805,159

Trading Companies & Distributors—0.3%
Finning International, Inc. (CAD)	120	4,921
Finning International, Inc. (Restricted Shares) (CAD)	3,900	159,929
W.W. Grainger, Inc.	71,280	4,985,323

		5,150,173

Security Description	Shares	Value*

Wireless Telecommunication Services—0.5%
Sprint Nextel Corp.	283,455	$5,354,465
Vodafone Group, Plc. (ADR)	139,823	3,884,283

		9,238,748

Total Common Stock (Identified Cost $991,278,915)		1,159,132,575

Fixed Income—38.1%
Security Description	Face Amount	Value*

Aerospace & Defense—0.2%
BAE Systems Holdings, Inc. (144A) 5.200%, 08/15/15	$1,718,000	$1,636,464
Boeing Capital Corp. 6.500%, 02/15/12	2,339,000	2,466,195
Raytheon Co. 6.150%, 11/01/08	840,000	850,751

		4,953,410

Asset Backed—0.4%
AESOP Funding, LLC (144A) 2.860%, 08/20/09	220,000	212,683
Bayview Financial (144A) 6.150%, 12/28/40 (c)	1,510,000	1,512,025
Capital Trust, Ltd. 5.160%, 06/25/35	1,600,000	1,574,500
Connecticut RRB Special Purpose Trust 6.210%, 12/30/11 (c)	300,000	309,337
Countrywide Asset-Backed Certificates 4.575%, 07/25/35	16,422	16,294
4.823%, 08/25/35	164,295	163,129
5.689%, 10/25/36	930,000	932,248
GMAC Mortgage Corp. Loan Trust 5.805%, 10/25/36 (c)	1,077,000	1,077,548
Jet Equipment Trust (144A) 11.440%, 11/01/14 (d) (e)	300,000	0
Residential Asset Mortgage Products, Inc. 4.109%, 01/25/29	226,211	223,167
4.971%, 09/25/34	752,000	735,022
Residential Funding Mortgage Securities II, Inc. 5.320%, 12/25/35	1,190,000	1,181,514

		7,937,467

Auto Components—0.1%
Johnson Controls, Inc. 5.500%, 01/15/16	1,408,000	1,380,533

Beverages—0.1%
Miller Brewing Co. (144A) 5.500%, 08/15/13	2,421,000	2,394,127

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Capital Markets—0.6%
Credit Suisse First Boston USA, Inc. 4.125%, 01/15/10	$2,919,000	$2,831,938
4.875%, 08/15/10	306,000	302,671
Lehman Brothers Holdings, Inc. 5.500%, 04/04/16 (b)	375,000	374,949
8.250%, 06/15/07	771,000	780,961
Merrill Lynch & Co. 5.450%, 07/15/14	1,724,000	1,733,203
6.050%, 05/16/16	1,384,000	1,432,497
Morgan Stanley 4.750%, 04/01/14	830,000	793,585
5.750%, 10/18/16	180,000	182,641
6.750%, 04/15/11	1,180,000	1,247,227
The Goldman Sachs Group, Inc. 5.700%, 09/01/12	1,449,000	1,475,714

		11,155,386

Commercial Banks—0.6%
Bank One Corp. 8.000%, 04/29/27	100,000	123,428
HSBC Finance Corp. 5.250%, 01/14/11	1,300,000	1,300,035
Nordea Bank (144A) 5.424%, 12/29/49 (c)	610,000	585,110
U.S. Bancorp 7.500%, 06/01/26	400,000	476,720
UBS AG Stamford 5.875%, 07/15/16	1,490,000	1,540,016
Unicredito Italiano Capital Trust (144A) 9.200%, 10/05/49 (c)	1,412,000	1,584,422
Wachovia Corp. 5.250%, 08/01/14	2,834,000	2,799,479
Wells Fargo Bank, N.A. 4.750%, 02/09/15	1,950,000	1,866,940
5.750%, 05/16/16	2,430,000	2,488,726

		12,764,876

Commercial Mortgage-Backed Securities—3.5%
Greenwich Capital Commercial Funding Corp. 5.224%, 04/10/37	1,313,869	1,304,476
Banc of America Commercial Mortgage, Inc. 4.857%, 07/10/42	1,750,000	1,695,191
5.181%, 09/10/47 (c)	1,449,133	1,439,464
BlackRock Capital Finance, L.P. 7.750%, 09/25/26	124,243	121,395
Chase Commercial Mortgage Securities Corp. 7.543%, 07/15/32	143,271	146,223
Citigroup Commercial Mortgage Trust 5.462%, 10/15/49	2,260,573	2,269,609
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.226%, 07/15/44 (c)	1,200,000	1,197,822
5.648%, 10/15/48	2,200,000	2,241,382
Countrywide Commercial Mortgage Trust 5.485%, 02/12/39 (c)	560,000	566,949

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Credit Suisse Mortgage Capital Certificates 5.343%, 12/15/39	$2,290,000	$2,278,374
5.509%, 09/15/39	1,179,894	1,189,192
Criimi Mae CMBS Corp. (144A) 6.701%, 06/20/30 (c)	157,759	157,472
Criimi Mae Commercial Mortgage Trust (144A) 7.000%, 06/02/33	1,181,367	1,182,290
CS First Boston Mortgage Securities Corp. 6.550%, 01/17/35	223,955	225,486
Deutsche Mortgage & Asset Receiving Corp. 6.538%, 06/15/31	654,532	658,860
Falcon Franchise Loan, LLC (144A) 7.382%, 05/05/10	311,943	319,836
GE Capital Commercial Mortgage Corp. 5.339%, 03/10/44 (c)	1,000,000	1,001,387
General Electric Capital Assurance Co. (144A) 5.743%, 05/12/35	35,000	36,046
Greenwich Capital Commercial Funding Corp. 4.305%, 08/10/42	326,945	318,283
4.915%, 01/05/36 (c)	500,000	489,959
5.317%, 06/10/36 (c)	1,341,434	1,340,097
5.912%, 06/10/16 (c)	1,125,000	1,175,470
JPMorgan Chase Commercial Mortgage Securities Corp. 4.780%, 07/15/42	1,384,000	1,328,787
4.948%, 09/12/37 (c)	1,400,000	1,358,727
5.038%, 03/15/46	480,060	470,680
5.212%, 05/15/41 (c)	1,292,933	1,288,100
5.294%, 01/12/43 (c)	1,855,000	1,856,680
5.372%, 05/15/47	1,720,000	1,709,659
5.440%, 05/15/45	979,554	982,761
5.475%, 04/15/43 (c)	2,260,000	2,279,926
5.552%, 05/12/45	2,260,000	2,292,458
5.855%, 06/12/43 (c)	2,170,000	2,249,832
5.876%, 04/15/45 (c)	2,260,000	2,361,070
LB-UBS Commercial Mortgage Trust 5.413%, 09/15/39	519,902	521,127
Lehman Brothers Commercial Conduit Mortgage Trust 6.480%, 02/18/30	199,478	200,446
Merrill Lynch Mortgage Trust 5.264%, 01/12/44 (c)	951,000	949,154
5.660%, 05/12/39 (c)	2,010,000	2,063,177
Merrill Lynch/Countrywide Commercial Mortgage Trust 5.204%, 12/12/49 (c)	2,350,000	2,315,852
Morgan Stanley Capital I, Inc. 5.150%, 06/13/41	250,000	248,215
5.168%, 01/14/42	199,571	197,287
Morgan Stanley Capital I, Inc. (144A) 0.538%, 11/15/30 (c)	34,476,330	433,161
Multi-Family Capital Access One, Inc. 6.650%, 01/15/24	265,544	269,598
Spirit Master Funding, LLC (144A) 5.050%, 07/20/23	1,407,574	1,355,041
Structured Asset Securities Corp. 4.670%, 03/25/35	794,929	786,113

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
The Bear Stearns Commercial Mortgage Securities, Inc. 4.680%, 08/13/39	$150,000	$145,275
5.116%, 02/11/41	1,332,663	1,314,898
TIAA Retail Commercial Mortgage Trust (144A) 7.170%, 01/15/32	78,671	78,977
Wachovia Bank Commercial Mortgage Trust 4.847%, 10/15/41	2,245,000	2,174,482
4.935%, 04/15/42	2,570,000	2,501,286
5.083%, 03/15/42 (c)	1,748,241	1,716,826
5.196%, 10/15/44 (c)	1,347,000	1,338,190
5.316%, 12/15/44 (c)	1,437,000	1,435,864
5.339%, 11/15/48 (c)	2,290,000	2,277,268
5.466%, 01/15/45 (c)	2,039,000	2,049,422
5.603%, 10/15/48 (c)	2,200,000	2,230,597
5.795%, 07/15/45 (c)	1,360,000	1,399,381
5.962%, 06/15/45 (c)	1,530,000	1,601,732

		69,137,312

Commercial Services & Supplies—0.1%
USA Waste Services, Inc. 7.000%, 07/15/28	1,464,000	1,571,213
Waste Management, Inc. 7.375%, 08/01/10	1,061,000	1,128,593

		2,699,806

Communications Equipment—0.1%
Cisco Systems, Inc. 5.500%, 02/22/16	1,229,000	1,229,784

Construction & Engineering—0.1%
CRH America, Inc. 6.950%, 03/15/12	1,409,000	1,489,320

Consumer Finance—0.0%
Dean Witter Discover & Co. 6.750%, 01/01/16	260,000	280,503

Diversified Consumer Services—0.1%
The Western Union Co. 5.400%, 11/17/11	2,140,000	2,110,203

Diversified Financial Services—1.0%
American Express Co. 5.500%, 09/12/16	2,170,000	2,187,265
Bank of America Corp. 5.375%, 06/15/14 (b)	1,230,000	1,229,577
5.490%, 03/15/19	2,000,000	1,966,700
Capital One Financial Corp. 6.150%, 09/01/16	1,330,000	1,375,502
Citigroup, Inc. 5.000%, 09/15/14	3,192,000	3,116,659
Duke Capital, LLC 8.000%, 10/01/19	753,000	875,404

Security Description	Face Amount	Value*

Diversified Financial Services—(Continued)
General Electric Capital Corp. 5.450%, 01/15/13	$572,000	$577,472
6.750%, 03/15/32	424,000	485,598
8.500%, 07/24/08	553,000	577,992
8.750%, 05/21/07	313,000	316,955
HBOS Capital Funding, L.P. (144A) 6.071%, 06/30/49 (c)	550,000	557,676
MidAmerican Funding, LLC 6.927%, 03/01/29	699,000	775,940
ORIX Corp. 5.480%, 11/22/11	2,170,000	2,165,816
TCI Communications Financing III 9.650%, 03/31/27	3,627,000	3,826,830

		20,035,386

Diversified Telecommunication Services—0.3%
BellSouth Corp. 6.550%, 06/15/34	1,212,000	1,242,449
SBC Communications, Inc. 6.150%, 09/15/34	1,507,000	1,482,234
Verizon New York, Inc. 6.875%, 04/01/12	3,102,000	3,215,896

		5,940,579

Electric Utilities—0.6%
Entergy Louisiana, LLC 8.090%, 01/02/17	712,313	717,577
Exelon Generation Co., LLC 6.950%, 06/15/11	1,749,000	1,842,516
FirstEnergy Corp. 6.450%, 11/15/11	1,926,000	2,008,454
MidAmerican Energy Holdings Co. 3.500%, 05/15/08	694,000	676,673
5.875%, 10/01/12	768,000	781,783
6.125%, 04/01/36	602,000	606,848
Oncor Electric Delivery Co. 7.000%, 09/01/22	1,325,000	1,425,246
PPL Energy Supply, LLC 6.400%, 11/01/11	100,000	103,526
Progress Energy, Inc. 7.100%, 03/01/11	889,000	946,741
PSE&G Power, LLC 5.500%, 12/01/15	977,000	956,247
6.950%, 06/01/12	560,000	592,027
System Energy Resources, Inc. (144A) 5.129%, 01/15/14	769,894	751,755
United Energy Distribution Holdings, Ltd. (144A) 5.450%, 04/15/16	50,000	49,465
Virginia Electric & Power Co. 5.375%, 02/01/07	45,000	44,991

		11,503,849

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Energy Equipment & Services—0.2%
Halliburton Co. 5.500%, 10/15/10	$1,447,000	$1,444,429
Kinder Morgan Energy Partners, L.P. 5.125%, 11/15/14	412,000	392,388
6.750%, 03/15/11	1,202,000	1,250,663
7.125%, 03/15/12	150,000	159,233
7.750%, 03/15/32	625,000	711,759

		3,958,472

Federal Agencies—14.6%
Arab Republic of Egypt 4.450%, 09/15/15	403,000	389,423
Federal Home Loan Bank 3.900%, 02/25/08	1,025,000	1,010,450
4.500%, 05/01/18	508,988	491,740
4.500%, 08/01/18	796,871	769,867
4.500%, 11/01/18	764,071	738,178
4.500%, 01/01/19	1,378,741	1,332,018
4.500%, 02/01/20	1,266,666	1,222,147
5.000%, 06/01/18	52,188	51,388
5.000%, 09/01/18	781,057	769,083
5.000%, 12/01/18	121,251	119,392
5.000%, 02/01/19	897,589	882,846
5.000%, 05/01/19	675,816	665,172
5.000%, 06/01/19	365,018	359,022
5.000%, 03/01/34	480,586	464,203
5.000%, 04/01/34	501,911	484,801
5.000%, 07/01/35	1,602,751	1,547,002
5.000%, 08/01/35	922,920	890,818
5.000%, 09/01/35	918,864	886,904
5.000%, 10/01/35	2,275,667	2,196,513
5.500%, 01/01/19	158,107	158,135
5.500%, 04/01/19	79,613	79,714
5.500%, 06/01/19	62,903	62,914
5.500%, 07/01/19	239,106	239,148
5.500%, 12/01/19	86,815	86,831
5.500%, 12/01/20	146,956	146,837
5.500%, 10/01/24	849,695	845,745
5.500%, 08/01/25	995,348	990,155
5.500%, 09/01/25	882,068	877,466
5.500%, 12/01/33	2,232,169	2,210,817
5.500%, 01/01/34	2,216,437	2,195,236
5.500%, 04/01/34	341,299	337,885
5.500%, 10/01/34	202,348	200,324
5.500%, 11/01/34	290,378	287,473
5.500%, 12/01/34	412,610	408,483
5.500%, 10/01/35	819,965	811,073
6.000%, 04/01/16	155,760	158,012
6.000%, 04/01/17	253,428	257,042
6.000%, 07/01/17	145,816	147,896
6.000%, 10/01/17	190,524	193,240
6.000%, 08/01/19	1,074,928	1,089,242
6.000%, 09/01/19	311,560	315,709
6.000%, 11/01/19	185,841	188,356

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.000%, 05/01/21	$583,791	$591,648
6.000%, 10/01/21	765,464	775,766
6.000%, 02/01/23	1,003,468	1,017,399
6.000%, 12/01/25	445,356	450,559
6.000%, 02/01/26	472,246	477,764
6.000%, 04/01/34	282,785	285,087
6.000%, 07/01/34	847,209	854,104
6.000%, 08/01/34	4,837,195	4,876,561
6.000%, 09/01/34	95,749	96,528
6.000%, 03/01/36	732,717	738,136
6.500%, 05/01/34	208,474	212,542
6.500%, 06/01/34	303,359	309,278
6.500%, 08/01/34	973,034	992,022
6.500%, 10/01/34	988,311	1,010,516
Federal Home Loan Mortgage Corp. 4.125%, 11/18/09	3,100,000	3,031,673
4.125%, 07/12/10	787,000	766,935
4.500%, 08/01/19	76,156	73,479
4.500%, 04/01/35	1,428,709	1,340,986
5.000%, 12/01/17	37,041	36,503
5.000%, 05/01/18	349,826	344,680
5.000%, 09/01/33	3,378,380	3,265,501
5.000%, 11/01/33	1,642,668	1,587,783
5.000%, 05/01/35	615,518	594,108
5.000%, 08/01/35	658,430	635,527
5.000%, 10/01/35	2,773,289	2,676,826
5.500%, 08/01/19	78,879	78,893
5.500%, 02/01/20	33,873	33,846
5.500%, 06/01/25	1,470,855	1,462,722
5.500%, 07/01/25	649,648	646,056
5.500%, 05/01/33	3,211,230	3,180,514
5.500%, 05/01/35	169,689	167,849
5.500%, 07/01/35	1,268,894	1,255,134
5.500%, 09/01/35	503,409	497,950
6.000%, 07/01/35	459,091	462,590
6.000%, 08/01/35	563,207	567,499
6.500%, 11/01/34	471,545	480,746
Federal National Mortgage Association 3.000%, 03/02/07	2,118,000	2,110,401
4.010%, 08/01/13	151,961	142,897
4.019%, 08/01/13 (c)	751,039	707,309
4.500%, 04/01/18	645,606	624,333
4.500%, 06/01/18	1,340,929	1,296,744
4.500%, 07/01/18	1,771,667	1,713,289
4.500%, 03/01/19	894,813	864,267
4.500%, 06/01/19	3,045,550	2,941,583
4.500%, 04/01/20	747,905	722,374
4.500%, 05/01/20	302,790	292,131
4.500%, 07/01/20	393,883	380,437
4.500%, 02/01/35	545,497	511,918
4.500%, 03/01/35	2,181,225	2,044,628
4.519%, 05/01/14 (c)	1,329,104	1,280,312
4.621%, 04/01/13 (c)	112,220	109,209
4.630%, 04/01/14	376,592	363,012
4.760%, 10/01/15	177,121	172,202

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association—(Continued)
4.845%, 06/01/13	$94,861	$92,738
4.848%, 08/01/14 (c)	1,090,363	1,069,434
4.871%, 02/01/14 (c)	673,381	662,307
4.880%, 03/01/20	496,715	490,004
4.925%, 04/01/15 (c)	2,383,950	2,346,241
4.940%, 08/01/15	50,000	48,603
4.980%, 09/01/15	59,045	58,216
5.000%, 11/01/17	976,802	963,313
5.000%, 02/01/18	3,736,976	3,685,343
5.000%, 11/01/18	73,938	72,850
5.000%, 12/01/18	2,390,774	2,355,593
5.000%, 06/01/19	1,592,944	1,567,717
5.000%, 07/01/19	1,510,647	1,486,723
5.000%, 09/01/19	1,011,098	995,085
5.000%, 11/01/19	264,988	260,791
5.000%, 12/01/19	77,047	75,827
5.000%, 01/01/20	86,553	85,091
5.000%, 03/01/20	381,127	374,687
5.000%, 05/01/20	641,511	630,671
5.000%, 07/01/20	1,942,438	1,909,616
5.000%, 08/01/20	437,779	430,381
5.000%, 11/01/33	506,857	490,298
5.000%, 03/01/34	1,622,057	1,568,773
5.000%, 04/01/34	492,852	476,426
5.000%, 05/01/34	527,623	510,037
5.000%, 06/01/34	507,365	490,454
5.000%, 08/01/34	556,947	538,384
5.000%, 09/01/34	1,960,378	1,895,038
5.000%, 11/01/34	327,332	316,422
5.000%, 12/01/34	237,751	229,827
5.000%, 06/01/35	2,438,778	2,355,811
5.000%, 07/01/35	7,936,797	7,665,032
5.000%, 08/01/35	3,067,730	2,962,636
5.250%, 04/15/07	1,866,000	1,866,381
5.370%, 02/01/13 (c)	391,774	394,851
5.471%, 11/01/15 (c)	465,849	474,551
5.500%, 11/01/17	1,543,954	1,547,638
5.500%, 12/01/17	260,877	261,499
5.500%, 01/01/18	907,294	909,459
5.500%, 02/01/18	845,799	847,415
5.500%, 12/01/18	355,405	356,083
5.500%, 06/01/19	1,426,452	1,427,478
5.500%, 07/01/19	1,951,932	1,953,337
5.500%, 08/01/19	491,128	491,481
5.500%, 09/01/19	1,187,721	1,188,577
5.500%, 11/01/19	234,214	234,383
5.500%, 12/01/19	250,011	250,191
5.500%, 01/01/21	648,488	648,373
5.500%, 03/01/21	983,471	983,328
5.500%, 05/01/25	855,643	850,421
5.500%, 06/01/25	580,060	576,520
5.500%, 02/01/33	862,046	853,259
5.500%, 04/01/33	291,059	288,092
5.500%, 05/01/33	67,323	66,637
5.500%, 06/01/33	5,193,426	5,140,485

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.500%, 07/01/33	$3,133,937	$3,101,991
5.500%, 11/01/33	1,896,735	1,877,400
5.500%, 12/01/33	374,501	370,683
5.500%, 01/01/34	1,398,507	1,384,252
5.500%, 02/01/34	2,046,078	2,024,990
5.500%, 03/01/34	241,163	238,642
5.500%, 04/01/34	719,893	712,208
5.500%, 05/01/34	2,832,223	2,801,859
5.500%, 06/01/34	3,762,183	3,721,849
5.500%, 07/01/34	3,244,945	3,210,155
5.500%, 08/01/34	1,384,813	1,369,967
5.500%, 09/01/34	7,514,851	7,434,287
5.500%, 10/01/34	5,768,647	5,706,804
5.500%, 11/01/34	10,185,091	10,075,899
5.500%, 12/01/34	5,074,120	5,019,721
5.500%, 01/01/35	6,648,915	6,577,634
5.500%, 02/01/35	2,411,302	2,384,495
5.500%, 03/01/35	3,736,251	3,693,577
5.500%, 04/01/35	2,343,795	2,317,025
5.500%, 05/01/35	133,358	131,835
5.500%, 07/01/35	1,107,735	1,095,082
5.500%, 08/01/35	2,640,963	2,610,799
5.500%, 09/01/35 (c)	1,831,140	1,810,226
5.500%, 09/01/35	931,695	921,084
5.500%, 10/01/35	314,207	310,643
5.500%, 12/01/35	2,715,198	2,684,186
5.500%, 04/01/36	1,831,126	1,810,212
5.722%, 02/01/09	1,400,000	1,402,542
6.000%, 05/15/08	4,179,000	4,226,498
6.000%, 05/15/11	1,473,000	1,533,736
6.000%, 07/01/16	571,356	579,859
6.000%, 01/01/17	625,170	634,356
6.000%, 02/01/17 (c)	614,436	623,581
6.000%, 07/01/17	985,318	999,982
6.000%, 08/01/17	103,200	104,716
6.000%, 09/01/17	500,209	507,558
6.000%, 03/01/18	84,957	86,205
6.000%, 11/01/18	530,341	538,234
6.000%, 01/01/21	677,276	686,815
6.000%, 02/01/21	864,431	876,605
6.000%, 05/01/21	1,061,004	1,075,947
6.000%, 01/01/23	111,778	113,258
6.000%, 11/01/25	762,941	771,373
6.000%, 02/01/32	1,824,957	1,842,834
6.000%, 03/01/34	166,291	167,837
6.000%, 04/01/34	2,432,210	2,451,040
6.000%, 05/01/34	207,806	209,363
6.000%, 06/01/34	2,616,916	2,636,530
6.000%, 07/01/34	2,928,644	2,950,594
6.000%, 08/01/34	6,905,714	6,957,471
6.000%, 10/01/34	1,959,218	1,973,901
6.000%, 11/01/34	341,700	344,261
6.000%, 12/01/34	172,134	173,424
6.000%, 04/01/35	77,316	77,856

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association—(Continued)
6.000%, 10/01/35	$721,619	$726,663
6.000%, 12/01/35	1,086,854	1,094,450
6.000%, 02/01/36	2,488,346	2,505,608
6.000%, 04/01/36	1,886,531	1,899,304
6.000%, 07/01/36	1,365,865	1,375,113
6.330%, 03/01/11 (c)	177,955	183,309
6.500%, 05/01/08	627,919	631,227
6.500%, 06/01/31	486,083	497,631
6.500%, 07/01/31	235,923	241,528
6.500%, 08/01/31	141,240	144,596
6.500%, 09/01/31	663,931	679,704
6.500%, 02/01/32	562,835	576,206
6.500%, 05/01/32	217,490	222,475
6.500%, 07/01/32	1,113,425	1,139,364
6.500%, 08/01/32	976,861	999,251
6.500%, 01/01/33	453,389	463,781
6.500%, 04/01/34	830,595	847,766
6.500%, 06/01/34	253,739	258,767
6.500%, 08/01/34	377,383	384,861
6.500%, 03/01/36	1,010,955	1,030,016
6.500%, 04/01/36	550,671	561,054
6.500%, 05/01/36	675,043	687,770
6.625%, 09/15/09	3,886,000	4,046,270
7.500%, 10/01/29	113,071	118,008
7.500%, 02/01/30	72,907	76,110
7.500%, 11/01/31	297,198	309,216
7.500%, 02/01/32	72,503	75,435
Government National Mortgage Association 4.500%, 07/20/33	157,090	147,477
4.500%, 09/15/33	639,046	604,733
4.500%, 09/20/33	81,796	76,791
4.500%, 12/20/34	81,778	76,688
4.500%, 03/20/35	411,906	386,051
5.000%, 07/20/33	319,873	310,174
5.000%, 03/15/34	310,788	302,459
5.000%, 06/15/34	505,752	492,199
5.000%, 12/15/34	302,440	294,335
5.000%, 06/15/35	103,658	100,822
5.500%, 11/15/32	922,375	919,491
5.500%, 08/15/33	4,069,773	4,054,912
5.500%, 09/15/34	1,226,740	1,221,605
5.500%, 02/15/35	107,408	106,918
5.500%, 10/15/35	664,601	661,566
6.000%, 12/15/28	233,362	237,198
6.000%, 12/15/31	250,439	254,321
6.000%, 03/15/32	11,536	11,713
6.000%, 10/15/32	967,106	981,934
6.000%, 01/15/33	214,192	217,386
6.000%, 02/15/33	7,799	7,916
6.000%, 04/15/33	982,897	997,560
6.000%, 08/15/33	10,647	10,806
6.000%, 07/15/34	821,468	833,413
6.000%, 09/15/34	538,821	546,657

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.000%, 02/20/35	$624,740	$631,950
6.000%, 04/20/35	342,372	346,324
6.500%, 11/20/35	545,222	557,374
6.500%, 02/20/36	358,983	366,974

		287,959,375

Food & Staples Retailing—0.2%
CVS Corp. 5.750%, 08/15/11	760,000	769,140
6.125%, 08/15/16	1,080,000	1,114,340
Wal-Mart Stores, Inc. 5.250%, 09/01/35	1,830,000	1,680,487

		3,563,967

Food Products—0.0%
General Mills, Inc. 6.000%, 02/15/12	23,000	23,559

Foreign Government—0.2%
State of Israel 4.625%, 06/15/13	1,095,000	1,041,966
United Mexican States 5.625%, 01/15/17	908,000	908,908
6.375%, 01/16/13	1,018,000	1,070,427
6.625%, 03/03/15	90,000	96,615
7.500%, 04/08/33	877,000	1,034,860

		4,152,776

Government Agency—0.3%
Financing Corp. 9.650%, 11/02/18	430,000	600,654
Small Business Administration Participation Certificates 4.350%, 07/01/23 (c)	1,751,847	1,677,394
4.770%, 04/01/24	91,946	89,820
4.950%, 03/01/25	551,457	539,629
4.990%, 09/01/24 (c)	296,411	292,824
5.090%, 10/01/25 (c)	638,685	632,687
5.110%, 08/01/25 (c)	719,578	714,144
5.180%, 05/01/24 (c)	147,840	147,638
5.390%, 12/01/25 (c)	906,494	912,611
5.520%, 06/01/24 (c)	478,254	484,551
U.S. Department of Housing & Urban Development 7.498%, 08/01/11	98,000	103,694

		6,195,646

Health Care Equipment & Supplies—0.2%
Baxter International, Inc. 5.900%, 09/01/16	1,496,000	1,536,814
Cardinal Health, Inc. 5.850%, 12/15/17	1,873,000	1,862,472

		3,399,286

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Health Care Providers & Services—0.1%
HCA, Inc. 6.950%, 05/01/12	$1,142,000	$1,082,045
8.750%, 09/01/10	294,000	306,495

		1,388,540

Hotels, Restaurants & Leisure—0.1%
Marriot International, Inc. 6.200%, 06/15/16	1,742,000	1,756,781
Wyndham Worldwide Corp. 6.000%, 12/01/16	1,077,000	1,058,054

		2,814,835

Household Durables—0.1%
Fortune Brands, Inc. 5.125%, 01/15/11 (b)	1,435,000	1,408,150

Independent Power Producers & Energy Traders—0.1%
TXU Energy Co. 7.000%, 03/15/13	1,547,000	1,618,716

Insurance—0.3%
American International Group, Inc. 4.250%, 05/15/13	2,154,000	2,019,737
5.050%, 10/01/15	1,400,000	1,361,325
Everest Reinsurance Holdings, Inc. 8.750%, 03/15/10	100,000	109,001
Fund American Cos., Inc. 5.875%, 05/15/13	735,000	730,608
SunAmerica Institutional Funding 5.750%, 02/16/09	816,000	824,153
The Allstate Corp. 5.550%, 05/09/35	1,326,000	1,275,195
The St. Paul Travelers Cos., Inc. 5.750%, 03/15/07	85,000	85,085

		6,405,104

Machinery—0.1%
Kennametal, Inc. 7.200%, 06/15/12	1,284,000	1,352,160

Media—0.4%
CBS Corp. 6.625%, 05/15/11	1,485,000	1,533,811
Cox Communications, Inc. 4.625%, 06/01/13 (b)	1,473,000	1,386,009
Hearst-Argyle Television, Inc. 7.500%, 11/15/27	200,000	206,622
News America Holdings, Inc. 6.200%, 12/15/34	438,000	422,764
8.500%, 02/23/25	722,000	854,496
Walt Disney Co. 5.625%, 09/15/16	1,281,000	1,289,915
6.375%, 03/01/12	1,670,000	1,750,218

		7,443,835

Security Description	Face Amount	Value*

Multi-Utilities—0.2%
Centerpoint Energy Resources Corp. 7.875%, 04/01/13	$943,000	$1,046,269
Dominion Resources, Inc. 5.150%, 07/15/15	1,756,000	1,700,884
Pacific Gas & Electric Co. 4.800%, 03/01/14	397,000	380,534

		3,127,687

Oil, Gas & Consumable Fuels—0.4%
Anadarko Petroleum Corp. 5.950%, 09/15/16	780,000	781,633
Ocean Energy, Inc. 7.250%, 10/01/11	2,215,000	2,363,192
Ras Laffan Liquefied Natural Gas Co., Ltd. III 5.832%, 09/30/16	970,000	972,852
Valero Energy Corp. 6.875%, 04/15/12	2,023,000	2,141,303
XTO Energy, inc. 5.650%, 04/01/16	1,830,000	1,809,103

		8,068,083

Paper & Forest Products—0.0%
MeadWestvaco Corp. 6.800%, 11/15/32	607,000	577,256
6.850%, 04/01/12	35,000	36,677

		613,933

Pharmaceuticals—0.1%
Allergen, Inc. 5.750%, 04/01/16	1,430,000	1,446,199
Wyeth 5.500%, 03/15/13 (c)	1,417,000	1,426,168

		2,872,367

Real Estate Investment Trusts—0.6%
Boston Properties, Inc. 5.000%, 06/01/15	200,000	192,260
HRPT Properties Trust 6.250%, 08/15/16	1,776,000	1,830,615
Kimco Realty Corp. 5.783%, 03/15/16	1,040,000	1,053,258
Prologis 5.750%, 04/01/16	1,743,000	1,753,641
Simon Property Group, L.P. 5.100%, 06/15/15	602,000	585,488
5.875%, 03/01/17	110,000	112,053
6.375%, 11/15/07	1,152,000	1,160,874
Socgen Real Estate Co., LLC (144A) 7.640%, 12/29/49 (c)	1,555,000	1,579,036
Vornado Realty, L.P. 4.750%, 12/01/10	530,000	514,050
5.625%, 06/15/07	2,454,000	2,452,373

		11,233,648

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Real Estate Management & Development—0.2%
EOP Operating, L.P. 6.763%, 06/15/07	$175,000	$176,131
6.800%, 01/15/09	2,386,000	2,465,568
8.100%, 08/01/10	1,000,000	1,101,863

		3,743,562

Road & Rail—0.1%
CSX Corp. 6.750%, 03/15/11	574,000	602,696
Norfolk Southern Corp. 7.050%, 05/01/37	360,000	414,421
Union Pacific Corp. 6.125%, 01/15/12	400,000	412,078

		1,429,195

Specialty Retail—0.2%
Federated Retail Holdings, Inc. 5.900%, 12/01/16	1,750,000	1,747,279
Limited Brands, Inc. 5.250%, 11/01/14	1,727,000	1,640,859
The Home Depot, Inc. 5.400%, 03/01/16	1,269,000	1,241,140

		4,629,278

Thrifts & Mortgage Finance—0.1%
Countrywide Financial Corp. 6.250%, 05/15/16	1,648,000	1,679,694

U.S. Treasury—10.2%
U.S. Treasury Bonds 4.500%, 02/15/36 (b)	5,612,000	5,336,664
5.375%, 02/15/31 (b)	12,741,000	13,647,802
6.000%, 02/15/26 (b)	17,582,000	19,940,467
6.250%, 08/15/23 (b)	3,748,000	4,314,008
10.375%, 11/15/12 (b)	1,221,000	1,275,277
U.S. Treasury Inflation Indexed Notes (TII) 2.000%, 01/15/14	7,622,815	7,404,848
4.250%, 01/15/10	6,255,965	6,584,403
U.S. Treasury Notes 3.000%, 11/15/07 (b)	3,677,000	3,613,947
3.125%, 04/15/09 (b)	3,370,000	3,250,732
3.250%, 08/15/07 (b)	3,344,000	3,307,818
3.875%, 02/15/13 (b)	1,294,000	1,238,449
4.000%, 06/15/09 (b)	203,000	199,503
4.000%, 11/15/12 (b)	3,625,000	3,499,967
4.250%, 11/15/13 (b)	5,704,000	5,553,380
4.375%, 05/15/07 (b) (c)	2,305,000	2,299,238
4.750%, 11/15/08 (b)	10,722,000	10,708,179
5.125%, 06/30/11 (b)	19,097,000	19,419,262
5.500%, 02/15/08	753,000	757,177
5.625%, 05/15/08 (b)	53,503,000	53,992,071
6.500%, 02/15/10 (b)	31,404,000	32,990,153
6.625%, 05/15/07 (b)	1,292,000	1,299,217

		200,632,562

Security Description	Face Amount	Value*

Wireless Telecommunication Services—0.0%
Cingular Wireless, LLC (144A) 6.500%, 12/15/11	$900,000	$943,059

Yankee—1.3%
Consumers International, Inc. 10.250%, 04/01/49 (d) (e) (f)	50,000	0
DBS Capital Funding Corp. (144A) 7.657%, 03/31/49 (c)	1,190,000	1,279,776
Diageo 5.500%, 04/01/13 (b)	1,710,000	1,706,684
France Telecom S.A. 7.750%, 03/01/11 (c)	346,000	376,888
Hydro-Quebec 6.300%, 05/11/11	1,600,000	1,672,410
ING Groep NV 5.775%, 12/29/49 (c)	2,310,000	2,285,805
LaFarge S.A. 6.500%, 07/15/16	688,000	718,355
Mizuho, Ltd. (144A) 6.686%, 03/31/49 (b) (c)	2,240,000	2,259,981
MUFG Capital Finance 6.346%, 07/29/49 (c)	1,711,000	1,736,473
Natexis AMBS Company, LLC (144A) 8.440%, 12/29/49 (c)	280,000	291,586
Nexen, Inc. 5.875%, 03/10/35	1,050,000	982,883
Norsk Hydro A/S 7.750%, 06/15/23	100,000	119,949
Pemex Project Funding Master Trust 8.625%, 02/01/22	280,000	346,080
9.125%, 10/13/10	125,000	140,187
Province of Ontario Canada 5.000%, 10/18/11	2,170,000	2,166,732
Telecom Italia Capital S.A. 5.250%, 11/15/13	753,000	717,977
Telefonica Europe (c) 7.750%, 09/15/10	650,000	698,128
UBS Preferred Funding Trust V 6.243%, 05/12/49 (c)	1,930,000	1,998,490
UFJ Finance Aruba AEC 6.750%, 07/15/13	1,320,000	1,408,663
Vale Overseas, Ltd. 6.250%, 01/23/17	1,560,000	1,567,092
WOORI Bank 6.125%, 05/03/16 (c)	2,620,000	2,672,348

		25,146,487

Total Fixed Income (Identified Cost $756,719,125)		750,816,517

Short Term Investments—1.2%

Commercial Paper—1.1%
American Express Credit Corp. 5.260%, 01/02/07	2,589,000	2,588,622

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Schedule of Investments as of December 31, 2006

Short Term Investments—(Continued)

Security Description	Face Amount	Value*

Commercial Paper—(Continued)
Prudential Funding Corp. 5.270%, 01/02/07	$19,869,000	$19,866,091

		22,454,713

Repurchase Agreement—0.1%
State Street Repurchase Agreement dated 12/29/06 at 2.500% to be repurchased at $1,528,424 on 01/02/07, collateralized by $1,355,000 U.S. Treasury Bond 6.00% due 02/15/26 with a value of $1,563,312	1,528,000	1,528,000

Total Short Term Investments (Identified Cost $23,982,713)		23,982,713

Total Investments—98.0% (Identified Cost $1,771,980,753) (g)		1,933,931,805
Other assets less liabilities		40,059,478

Total Net Assets—100%		$1,973,991,283

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $236,692,068 and the collateral received consisted of cash in the amount of $208,066,783 and securities with a market value of $34,366,967.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2006.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Zero Valued Security.
(f)	Non-Income Producing; Defaulted Bond.
(g)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,780,407,336 and the composition of unrealized appreciation and depreciation of investment securities was $182,904,133 and $ (29,379,664), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2006, the market value of 144A securities was $20,688,894, which is 1.0% of total net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	Global Depository Receipt.
(RDU)—	Restricted Depository Unit. Each restricted depositary unit represents the right to receive one common unit that has been deposited with the depositary bank, and any other securities, cash or property that the depositary bank receives in respect of the common unit.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(GBP)—	British Pound

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,933,931,805
Cash		380
Collateral for securities loaned		242,433,750
Receivable for:
Securities sold		39,091,449
Fund shares sold		576,546
Accrued interest and dividends		9,205,331
Foreign taxes		32,727

Total Assets		2,225,271,988
Liabilities
Payable for:
Fund shares redeemed	$2,520,473
Securities purchased	4,606,285
Withholding taxes	4,206
Return of collateral for securities loaned	242,433,750
Accrued expenses:
Management fees	883,578
Service and distribution fees	293,995
Deferred directors’ fees	75,648
Other expenses	462,770

Total Liabilities		251,280,705

Net Assets		$1,973,991,283

Net assets consists of:
Capital paid in		$1,732,883,998
Undistributed net investment income		39,299,175
Accumulated net realized gains		39,856,449
Unrealized appreciation on investments and foreign currency		161,951,661

Net Assets		$1,973,991,283

Computation of offering price:
Class A
Net asset value and redemption price per share ($279,697,963 divided by 1,787,734 shares outstanding)		$156.45

Class B
Net asset value and redemption price per share ($210,529,231 divided by 1,358,112 shares outstanding)		$155.02

Class E
Net asset value and redemption price per share ($85,326,916 divided by 547,572 shares outstanding)		$155.83

Class F
Net asset value and redemption price per share ($1,398,437,173 divided by 8,999,727 shares outstanding)		$155.39

Identified cost of investments		$1,771,980,753

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$22,043,450	(a)
Interest		27,046,391	(b)

		49,089,841
Expenses
Management fees	$7,548,214
Service and distribution fees—Class B	457,927
Service and distribution fees—Class E	129,685
Service and distribution fees—Class F	1,807,942
Directors’ fees and expenses	31,011
Custodian	462,391
Audit and tax services	31,696
Legal	24,369
Printing	343,223
Insurance	12,985
Miscellaneous	3,270

Total expenses	10,852,713
Expense reductions	(103,276)	10,749,437

Net Investment Income		38,340,404

Realized and Unrealized Gain
Realized gain on:
Investments—net	77,081,312
Foreign currency transactions—net	23,041	77,104,353

Unrealized appreciation on:
Investments—net	51,627,008
Foreign currency transactions—net	1,233	51,628,241

Net gain		128,732,594

Net Increase in Net Assets From Operations		$167,072,998

(a)	Net of foreign taxes of $84,929.
(b)	Includes income on securities loaned of $133,711.

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$38,340,404	$11,998,973
Net realized gain	77,104,353	15,553,882
Unrealized appreciation (depreciation)	51,628,241	(12,764,606)

Increase in net assets from operations	167,072,998	14,788,249

From Distributions to Shareholders
Net investment income
Class A	(9,353,948)	(4,703,791)
Class B	(5,663,220)	(1,973,530)
Class E	(3,000,726)	(1,482,414)

	(18,017,894)	(8,159,735)

Net realized gain
Class A	(5,851,759)	(2,982,672)
Class B	(3,895,024)	(1,444,579)
Class E	(1,986,975)	(1,051,155)

	(11,733,758)	(5,478,406)

Total distributions	(29,751,652)	(13,638,141)

Increase in net assets from capital share transactions	1,325,851,593	47,905,874

Total increase in net assets	1,463,172,939	49,055,982
Net Assets
Beginning of the period	510,818,344	461,762,362

End of the period	$1,973,991,283	$510,818,344

Undistributed Net Investment Income
End of the period	$39,299,175	$13,413,276

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	350,649	$51,588,250	331,621	$48,468,815
Reinvestments	105,911	15,205,707	54,421	7,686,463
Redemptions	(436,903)	(64,820,987)	(435,176)	(63,611,821)

Net increase (decrease)	19,657	$1,972,970	(49,134)	$(7,456,543)

Class B
Sales	448,718	$65,767,442	568,687	$82,389,685
Reinvestments	67,075	9,558,244	24,392	3,418,109
Redemptions	(239,167)	(35,203,038)	(216,764)	(31,402,693)

Net increase	276,626	$40,122,648	376,315	$54,405,101

Class E
Sales	106,458	$15,712,560	178,877	$26,041,200
Reinvestments	34,840	4,987,701	17,995	2,533,569
Redemptions	(208,798)	(30,778,276)	(189,586)	(27,617,453)

Net increase (decrease)	(67,500)	$(10,078,015)	7,286	$957,316

Class F*
Sales	1,418,148	$206,416,218	0	$0
Shares issued through acquisition	8,939,065	1,285,437,558	0	0
Redemptions	(1,357,486)	(198,019,786)	0	0

Net increase	8,999,727	$1,293,833,990	0	$0

Increase derived from capital share transactions		$1,325,851,593		$47,905,874

*	Commencement of operations was May 2, 2006 for Class F.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$147.99	$147.96	$138.13	$119.83	$141.92

Income From Investment Operations
Net investment income	4.32	3.84	3.60	3.30	3.89
Net realized and unrealized gain (loss) of investments	13.06	0.46	11.53	16.79	(10.18)

Total from investment operations	17.38	4.30	15.13	20.09	(6.29)

Less Distributions
Distributions from net investment income	(5.49)	(2.61)	(4.52)	(1.79)	(4.47)
Distributions from net realized capital gains	(3.43)	(1.66)	(0.78)	0.00	(11.33)

Total distributions	(8.92)	(4.27)	(5.30)	(1.79)	(15.80)

Net Asset Value, End of Period	$156.45	$147.99	$147.96	$138.13	$119.83

Total Return (%)	12.2	3.1	11.3	17.0	(5.4)
Ratio of operating expenses to average net assets before expense reductions (%)	0.59	0.66	0.64	0.69	0.66
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.58	0.65	0.63	0.69	N/A
Ratio of net investment income to average net assets (%)	2.74	2.53	2.60	2.55	2.98
Portfolio turnover rate (%)	55	47	89	62	91
Net assets, end of period (000)	$279,698	$261,653	$268,870	$148,601	$133,092

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$146.58	$146.59	$136.93	$119.01	$129.24

Income From Investment Operations
Net investment income	3.71	2.75	3.64	2.53	0.99
Net realized and unrealized gain (loss) of investments	13.15	1.16	11.01	17.11	(11.22)

Total from investment operations	16.86	3.91	14.65	19.64	(10.23)

Less Distributions
Distributions from net investment income	(4.99)	(2.26)	(4.21)	(1.72)	0.00
Distributions from net realized capital gains	(3.43)	(1.66)	(0.78)	0.00	0.00

Total distributions	(8.42)	(3.92)	(4.99)	(1.72)	0.00

Net Asset Value, End of Period	$155.02	$146.58	$146.59	$136.93	$119.01

Total Return (%)	11.9	2.9	11.0	16.7	(7.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.91	0.89	0.94	0.91	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.83	0.90	0.88	0.94	N/A
Ratio of net investment income to average net assets (%)	2.50	2.29	2.39	2.30	2.75	(c)
Portfolio turnover rate (%)	55	47	89	62	91	(c)
Net assets, end of period (000)	$210,529	$158,528	$103,373	$29,582	$7,168

(a)	Commencement of operation was May 1, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$147.36	$147.29	$135.61

Income From Investment Operations
Net investment income	4.27	3.46	2.33
Net realized and unrealized gain on investments	12.81	0.60	9.35

Total from investment operations	17.08	4.06	11.68

Less Distributions
Distributions from net investment income	(5.18)	(2.33)	0.00
Distributions from net realized capital gains	(3.43)	(1.66)	0.00

Total distributions	(8.61)	(3.99)	0.00

Net Asset Value, End of Period	$155.83	$147.36	$147.29

Total Return (%)	12.0	3.0	8.6	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.81	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.73	0.80	0.78	(c)
Ratio of net investment income to average net assets (%)	2.57	2.38	2.57	(c)
Portfolio turnover rate (%)	55	47	89	(c)
Net assets, end of period (000)	$85,327	$90,637	$89,519

	Class F
	Year ended December 31, 2006(a)
Net Asset Value, Beginning of Period	$143.80

Income From Investment Operations
Net investment income	2.69
Net realized and unrealized gain on investments	8.90

Total from investment operations	11.59

Net Asset Value, End of Period	$155.39

Total Return (%)	8.1	(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.79	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.78	(c)
Ratio of net investment income to average net assets (%)	2.67	(c)
Portfolio turnover rate (%)	55
Net assets, end of period (000)	$1,398,437

(a)	Commencement of operations was April 26, 2004 and May 2, 2006 for Classes E and F, respectively.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The MFS Total Return Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the MFS Total Return Portfolio are named Class A, Class B, Class E and Class F. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B, Class E and Class F shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-20

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-21

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-22

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the MFS Total Return Portfolio had capital loss carryovers as follows:

Expiring 12/31/10	Expiring 12/31/09	Total
$5,467,027	$11,678,709	$17,145,736

The utilization of the capital loss carryforward acquired as part of a merger may be limited under Section 382 of the Internal Revenue Code.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$18,017,894	$8,159,735	$11,733,758	$5,478,406	$—	$—	$29,751,652	$13,638,141

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$39,339,871	$65,428,767	$153,525,079	$(17,145,736)	$241,147,981

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the MFS Total Return Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$198,546,714	$606,880,681	$197,209,854	$595,863,596

MSF-23

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
MFS Total Return(a)	$7,548,214	0.600%	Of the first $250 million
		0.550%	Of the next $500 million
		0.500%	On amounts in excess of $750 million

(a)	Prior to May 1, 2006, the advisory fee rate for the Portfolio was at the annual rate of 0.500% of average daily net assets.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Massachusetts Financial Services Co. is compensated to provide subadvisory services for the MFS Total Return Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B, E and F shares. Under the Distribution Plans, the Class B, E and F shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B, E and F shares. The fees under the Distribution Plans for each applicable class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares, 0.15% per year for the Class E shares and 0.20% per year for the Class F shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to

MSF-24

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, the Portfolio acquired all of the assets of the MFS Total Return Portfolio (“TST MFS Total Return”), a series of the Travelers Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 8,939,065 Class F shares of the Portfolio (valued at $1.3 billion) in exchange for 77,490,667 shares of TST MFS Total Return (valued at $1.3 billion).

The aggregate net assets of the Portfolio and TST MFS Total Return immediately before the acquisition were $522,485,998 and $1,285,437,558, respectively. The aggregate net assets immediately after the acquisition were $1,807,923,556, which includes $85,034,684 of acquired net unrealized appreciation on investments. The total cost of acquired securities was $1,188,221,559.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-25

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and MFS Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the MFS Total Return Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MFS Total Return Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-26

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total

1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of MFS Total Return Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To approve an amendment to the Advisory Agreement between the Fund, on behalf of MFS Total Return, and the Manager.	3,224,746.009	67,159.352	121,532.961	3,413,438.322

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-28

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-29

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-30

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-31

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-32

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-33

Metropolitan Series Fund, Inc.

MFS Total Return Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-34

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-35

Metropolitan Series Fund, Inc. Morgan Stanley EAFE Index Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Morgan Stanley EAFE Index Portfolio returned 25.7%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index1, which returned 26.3%. The Portfolio’s performance cannot exactly duplicate the MSCI EAFE Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

The MSCI EAFE Index1 began the year with its best monthly return in January, up 6.1%. Nine of the twelve months in 2006 had positive returns. February and May were the only two months with a negative return, down 0.2% and 3.9%, respectively, while June had a return of 0.0%. The MSCI EAFE Index outperformed its U.S. domestic counterpart (S&P 500 Index2) by 10.5%. The weakening U.S. Dollar positively impacted the U.S. investors’ MSCI EAFE Index1 return versus the local currency return by approximately 9.9%. The price of oil surged from $61 to $78 per barrel through July, up 24% from the beginning of the year, before falling in the second half, closing back at $61 per barrel at year-end. Some of the factors driving the foreign equity markets included geopolitical concerns, energy prices, foreign exchange rates, corporate earnings, and unemployment rates.

All of the twenty-one countries that comprise the MSCI EAFE Index1 had positive returns in 2006. France (9.3% beginning weight) and United Kingdom (24.0% beginning weight) returned 35.2% and 30.7% respectively, having the largest positive impact to the benchmark’s return. The best performing countries on an absolute basis were Spain, up 49.7%; Portugal, up 48.5%; and Ireland, up 47.5%. The worst performing countries were Japan, up 6.4%; New Zealand, up 16.7%; and Switzerland, up 28.1%.

The stocks with the largest positive impact on the benchmark return for the year were Banco Santander Central Hispano S.A. up 46.2%; Vodafone Group, up 35.5%; and Toyota Motor Corp., up 30.8%. The best absolute performing stock was OC Oerlikon Corp. AG, up 228.7%. The stocks with the largest negative impact were Softbank Corp., down 53.9%; Seven & I Holdings, down 26.5%; and Mitsubishi UFJ Financial Group, down 8.5%. The worst absolute performing stock was Sportingbet, Plc., down 89.4%.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The Index does not include fees or expenses and is not available for direct investment.

2 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO

THE MSCI EAFE INDEX

Average Annual Returns as of December 31, 2006

	Morgan Stanley EAFE Index Portfolio			MSCI EAFE Index

	Class A	Class B	Class E
1 Year	25.7%	25.5%	25.6%	26.3%
5 Years	14.3	14.1	14.2	15.0
Since Inception	7.2	7.1	9.0	7.7

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on the Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
iShares MSCI EAFE Index Fund	3.9%
BP, Plc.	1.7%
HSBC Holdings, Plc.	1.6%
Toyota Motor Corp.	1.4%
Total S.A.	1.2%
GlaxoSmithKline, Plc.	1.1%
Vodafone Group, Plc.	1.1%
Nestle S.A.	1.1%
Novartis AG	1.0%
Royal Dutch Shell (A Shares)	1.0%

Top Countries

% of Total Net Assets
United Kingdom	22.7%
Japan	21.7%
France	9.5%
Germany	7.1%
Switzerland	6.6%
Australia	5.4%
United States	3.9%
Spain	3.9%
Italy	3.7%
Netherlands	3.5%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Morgan Stanley EAFE Index—Class A	Actual	0.49%	$1,000.00	$1,143.70	$2.65
	Hypothetical	0.49%	$1,000.00	$1,022.71	$2.50

Morgan Stanley EAFE Index—Class B	Actual	0.74%	$1,000.00	$1,142.00	$4.00
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

Morgan Stanley EAFE Index—Class E	Actual	0.64%	$1,000.00	$1,142.80	$3.46
	Hypothetical	0.64%	$1,000.00	$1,021.94	$3.26

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—98.6% of Total Net Assets

Security Description	Shares	Value*

Australia—5.1%
ABC Learning Centers, Inc. (a)	20,034	$132,068
AGL Energy, Ltd.	21,537	274,517
Alinta, Ltd. (a)	24,252	226,145
Alumina, Ltd. (a)	61,038	303,190
Amcor, Ltd.	44,742	255,817
AMP, Ltd.	94,801	752,902
Ansell, Ltd.	1	9
Aristocrat Leisure, Ltd. (a)	18,360	229,729
Australia & New Zealand Banking Group, Ltd.	88,321	1,956,479
Australian Stock Exchange, Ltd.	8,754	262,504
AXA Asia Pacific Holdings, Ltd.	39,352	225,579
Babcock & Brown, Ltd.	10,975	213,768
BHP Billiton, Ltd.	167,527	3,325,855
Billabong International, Ltd.	9,132	125,320
BlueScope Steel, Ltd.	43,053	291,780
Boral, Ltd.	26,326	158,269
Brambles Ltd. (a)	82,320	832,469
Caltex Australia	6,631	120,121
Coca-Cola Amatil, Ltd.	24,265	148,478
Cochlear, Ltd.	2,300	105,231
Coles Myer, Ltd.	61,070	673,111
Commonwealth Bank of Australia	61,665	2,397,882
Computershare, Ltd.	23,234	162,805
CSL, Ltd.	10,174	522,393
CSR, Ltd. (a)	61,958	183,277
DB RREEF Trust (REIT) (a)	161,255	225,759
Foster’s Group, Ltd.	107,719	586,493
Futuris Corp., Ltd.	1	2
Insurance Australia Group, Ltd. (a)	77,348	386,312
John Fairfax Holdings, Ltd. (a)	66,170	251,999
Leighton Holdings, Ltd.	7,660	122,219
Lend Lease Corp., Ltd.	22,233	322,439
Macquarie Bank, Ltd. (a)	12,234	758,063
Macquarie Goodman Co. (REIT)	62,824	376,731
Mirvac Group (REIT) (a)	60,184	264,177
National Australia Bank, Ltd.	76,938	2,444,582
Newcrest Mining, Ltd.	16,271	338,130
OneSteel (a)	32,429	119,576
Orica, Ltd.	16,819	321,185
Origin Energy, Ltd.	40,383	262,719
Paladin Resources Ltd. (a)	23,368	162,436
Perpetual Trustees Australia, Ltd. (a)	1,660	102,085
Publishing & Broadcasting, Ltd.	7,814	131,269
Qantas Airways	66,091	270,886
QBE Insurance Group, Ltd.	37,666	857,943
Rinker Group, Ltd.	44,300	629,226
Rio Tinto, Ltd. (a)	13,419	787,059
Santos, Ltd.	26,929	209,493
Sonic Healthcare, Ltd. (a)	11,475	134,122
Suncorp-Metway, Ltd. (a)	30,024	480,308
Symbion Health, Ltd.	36,911	118,463
TABCORP Holdings, Ltd. (a)	30,674	406,562
Tattersall’s, Ltd.	59,750	183,784
Telstra Corp., Ltd.	143,155	467,330
Telstra Corp., Ltd. (ADR) (a)	81,385	172,557
Toll Holdings, Ltd.	25,955	372,643
Transurban Group (a)	41,258	247,312

Security Description	Shares	Value*

Australia—(Continued)
Wesfarmers, Ltd.	19,856	$586,200
Westfield Group (REIT) (a)	71,758	1,182,952
Westpac Banking Corp.	87,055	1,657,471
Woodside Petroleum, Ltd.	22,246	667,179
Woolworths, Ltd.	56,385	1,059,136
WorleyParsoms, Ltd. (a)	8,324	139,403
Zinifex, Ltd.	24,347	359,753

		32,045,656

Austria—0.6%
Boehler-Uddeholm AG	2,316	162,144
Erste Bank der oesterreichischen Sparkassen AG	9,698	740,075
Immoeast Immoble	14,226	199,444
IMMOFINANZ Immobilien Anlagen AG	21,646	307,750
Meinl European Land	11,597	297,273
OMV AG	8,768	494,959
Raiffenis International Bank-Holdings AG (a)	1,705	259,666
Telekom Austria AG	18,234	487,567
Verbund-Oesterreichische Elektrizitaetswirtschafts AG	3,640	194,015
Voestalpine AG	4,484	252,850
Wiener Stadtische Allgemeine Versicherung AG	1,576	110,368
Wienerberger AG	3,825	226,948

		3,733,059

Belgium—0.8%
AGFA-Gevaert NV	4,172	106,450
Belgacom S.A. (a)	8,360	367,043
Colruyt S.A.	850	181,357
Delhaize Group, Plc. (a)	3,500	291,295
Dexia S.A.	29,414	804,595
Fortis Banque S.A. (b) (c) (d)	5	0
Groupe Bruxelles Lambert S.A.	3,574	427,802
InBev NV	8,674	571,112
KBC Bancassurance Holding NV	8,970	1,096,840
Mobistar S.A.	2,284	194,660
Solvay S.A. (a)	3,422	524,260
UCB S.A.	5,317	364,160
Umicore S.A.	1,128	191,354

		5,120,928

Bermuda—0.2%
Esprit Holdings, Ltd. (HKD)	58,000	645,457
Li & Fung, Ltd. (HKD)	116,800	363,000
Shangri-La Asia, Ltd. (HKD)	78,000	203,702
Ship Finance International, Ltd. (a)	134	3,184
Yue Yuen Industrial Holdings, Ltd. (HKD)	42,000	133,014

		1,348,357

Cayman Islands—0.1%
Foxconn International Holdings, Ltd.	110,000	362,416
Hutchison Tellecommunications (HKD)	118,000	301,538
Kingboard Chemical (HKD)	35,000	137,053

		801,007

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Denmark—0.8%
AP Moller-Maersk A/S (a)	56	$524,963
Carlsberg A/S (Class B)	1,550	153,479
Coloplast (a)	1,600	144,582
Danisco A/S (a)	2,600	221,156
Danske Bank A/S	23,800	1,056,471
DSV A/S	1,100	200,700
FLSmidth & Co. A/S	2,500	158,737
GN Store Nord A/S (a)	13,000	191,682
Jyske Bank A/S	3,125	221,586
Novo Nordisk A/S	11,725	975,422
Novozymes A/S (Series B)	2,515	215,440
Sydbank A/S	3,650	173,957
Topdanmark A/S	900	148,666
Trygvesta A/S (a)	1,600	122,114
Vestas Wind Systems A/S (a)	9,300	389,956
William Demant Holdings A/S (a)	1,600	129,550

		5,028,461

Finland—1.4%
Elisa Oyj (a)	10,300	281,202
Fortum Oyj (a)	22,700	644,246
Kesko Oyj (a)	3,500	184,646
Kone Oyj (a)	3,800	215,116
Metso Oyj	6,432	323,018
Neste Oil Oyj (a)	8,524	258,689
Nokia Oyj	196,869	3,999,622
Nokian Renkaat Oyj (a)	6,450	131,982
Outokumpu Oyj	5,000	194,826
Rautaruukki Oyj	4,200	166,197
Sampo Oyj	21,590	575,311
Stora Enso Oyj (a)	31,700	499,292
Tietoenator Oyj (a)	4,080	131,024
UPM-Kymmene Oyj (a)	28,000	703,067
Wartsila Oyj (a)	3,251	174,881
YIT Corp. (a)	5,900	162,874

		8,645,993

France—9.5%
Accor S.A. (a)	9,450	731,083
Air France S.A. (a)	4,923	206,960
Air Liquide S.A. (a)	5,818	1,376,751
Alcatel S.A.	110,324	1,579,625
Alstom	5,547	750,720
Atos Origin S.A.	2,917	172,482
AXA S.A. (a)	79,575	3,205,225
BNP Paribas S.A. (a)	39,954	4,335,229
Bouygues S.A. (a)	10,633	681,620
Business Objects S.A. (a)	4,284	168,497
Cap Gemini S.A.	5,888	367,907
Carrefour S.A. (a)	28,084	1,700,860
Casino Guichard-Perrachon S.A. (a)	2,418	224,428
CNP Assurances S.A. (a)	2,058	229,575
Compagnie de Saint-Gobain S.A. (a)	15,078	1,264,955
Compagnie Générale des Etablissements Michelin (Class B) (a)	7,387	705,967
Credit Agricole S.A. (a)	28,654	1,199,529

Security Description	Shares	Value*

France—(Continued)
Dassault Systemes S.A.	3,191	$168,626
Essilor International S.A.	4,786	512,801
Euronext NV (a)	4,024	474,809
European Aeronautic Defense & Space Co.	14,622	502,744
France Telecom S.A.	79,638	2,190,864
Gaz de France (a)	10,799	495,231
Groupe Danone (a)	11,264	1,704,324
Hermes International S.C.A. (a)	2,910	363,481
Imerys S.A. (a)	2,027	179,664
Klepierre S.A. (REIT) (a)	705	132,898
L’Oreal S.A. (a)	13,852	1,385,563
Lafarge S.A. (a)	7,332	1,089,186
Lagardere S.C.A. (a)	5,410	434,389
LVMH Moet Hennessy Louis Vuitton S.A. (a)	11,522	1,209,980
Metropole Television (M6) (a)	2,973	105,875
Neopost S.A.	1,324	166,090
Pagesjaunes Groupe	5,214	103,444
Pernod-Ricard S.A. (a)	3,654	835,950
Peugoet S.A. (a)	8,150	537,712
Pinault-Printemps-Redoute S.A. (a)	3,195	476,713
Publicis Groupe (a)	6,168	259,770
Renault S.A. (a)	9,049	1,085,234
Sagem S.A. (a)	6,773	156,594
Sanofi-Aventis (a)	48,531	4,464,161
Schneider Electric S.A. (a)	10,530	1,163,428
Scor S.A.	49,584	146,132
Societe Television Francaise 1 S.A. (a)	7,197	266,633
Société Générale (a)	17,593	2,973,456
Sodexho Alliance S.A. (a)	5,334	334,269
STMicroelectronics NV	34,985	645,362
Suez S.A. (a)	48,273	2,496,423
Suez S.A. (VVPR Strip) (d)	4,872	64
Technip S.A. (a)	4,866	333,542
Thales S.A. (a)	3,998	198,881
Thomson S.A. (a)	10,757	209,850
Total S.A. (a)	103,652	7,466,348
Unibail S.A. (REIT)	2,207	537,465
Valeo S.A.	2,738	113,803
Vallourec S.A.	1,912	551,618
Veolia Environnement S.A. (a)	14,222	1,095,045
Vinci S.A.	10,223	1,301,056
Vivendi Universal S.A. (a)	56,510	2,198,689
Zodiac S.A. (a)	2,789	187,173

		60,156,753

Germany—6.8%
Adidas-Salomon AG (a)	9,744	484,646
Allianz AG	20,587	4,200,388
Altana AG (a)	4,384	271,640
BASF AG	23,978	2,331,261
Bayer AG	34,168	1,831,140
Beiersdorf AG (a)	1,959	126,871
Bilfinger & Berger Bau AG	1,747	127,634
Celesio AG	4,136	221,579
Commerzbank AG	30,483	1,155,612
Continental AG	6,154	714,673

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Germany—(Continued)
DaimlerChrysler AG	43,481	$2,682,038
Deutche Postbank AG	3,994	336,052
Deutsche Bank AG	24,811	3,313,062
Deutsche Boerse AG	4,770	876,339
Deutsche Lufthansa AG	13,506	371,164
Deutsche Post AG	34,236	1,030,455
Deutsche Post AG (London Traded Shares)	2,992	88,894
Deutsche Telekom AG	134,688	2,457,077
E.ON AG	29,664	4,020,334
Fresenius Medical Care AG	2,813	373,376
Heidelberger Druckmaschinen AG	2,301	108,857
Hochtief AG	2,617	190,056
Hypo Real Estate Holding AG	6,570	412,287
Infineon Technologies AG (d)	38,071	533,881
IVG Immobilen AG	5,728	245,737
Linde AG (a)	4,976	512,380
MAN AG	5,741	518,135
Merck KGaA	2,490	257,785
Metro AG	7,842	499,323
Münchener Rückversicherungs-Gesellschaft AG	9,892	1,698,233
Puma AG	499	194,486
Qiagen NV	10,235	156,796
Rheinmetall AG	1,694	128,124
RWE AG	21,268	2,340,493
Salzgitter AG	1,910	249,395
SAP AG (a)	42,408	2,249,918
Siemens AG	40,347	3,995,328
SolarWorld AG (a)	1,828	114,671
ThyssenKrupp AG	17,414	819,089
TUI AG (a)	10,215	203,853
Volkswagen AG (a)	7,827	885,869
Wincor Nixdorf AG	730	113,435

		43,442,366

Greece—0.6%
Alpha Bank A.E.	19,896	600,547
Coca-Cola Hellenic Bottling Co. S.A.	5,100	199,991
COSMOTE Mobile Telecommunications S.A.	9,090	268,462
EFG Eurobank Ergasias S.A.	12,660	457,227
Hellenic Telecommunications Organization S.A.	15,910	475,214
National Bank of Greece S.A.	18,245	837,100
OPAP S.A.	10,390	401,036
Piraeus Bank S.A.	10,312	331,944
Public Power Corp.	8,410	212,895
Titan Cement Co. S.A.	3,060	166,300

		3,950,716

Hong Kong—1.4%
Bank of East Asia, Ltd.	79,200	448,319
BOC Hong Kong Holdings, Ltd. (a)	173,500	469,537
Cathay Pacific Airways, Ltd. (a)	68,000	167,691
Cheung Kong Holdings, Ltd.	73,000	896,455
CLP Holdings, Ltd.	87,100	643,268
Hang Lung Properties, Ltd.	125,000	313,180
Hang Seng Bank, Ltd. (a)	37,200	507,574
Henderson Land Development Co. (a)	40,000	222,279

Security Description	Shares	Value*

Hong Kong—(Continued)
Hong Kong & China Gas Co., Ltd. (a)	183,046	$410,956
Hong Kong Exchanges & Clearing, Ltd.	56,000	611,793
HongKong Electric Holdings (a)	72,500	352,719
Hopewell Holdings, Ltd.	39,000	136,579
Hutchison Whampoa, Ltd. (a)	103,000	1,042,762
MTR Corp. (a)	84,000	209,738
New World Development Co., Ltd.	136,000	272,765
PCCW, Ltd. (a)	249,340	151,246
Sino Land Co.	80,000	185,740
Sun Hung Kai Properties, Ltd.	65,000	744,172
Swire Pacific, Ltd.	45,500	489,221
The Link (REIT)	115,641	239,167
The Wharf Holdings, Ltd.	59,000	217,027

		8,732,188

Ireland—0.8%
Allied Irish Banks, Plc.	43,155	1,286,844
Bank of Ireland	46,480	1,069,610
C&C Group	14,200	251,764
CRH, Plc.	25,984	1,076,769
DCC, Plc.	5,274	179,001
Depfa Bank, Plc.	18,884	338,351
Elan Corp., Plc.	18,987	273,062
Iaws Group A	4,977	127,312
Independent News & Media, Plc.	29,543	117,284
Kerry Group, Plc.	6,210	154,850
Kingspan Group	10,074	266,594

		5,141,441

Italy—3.7%
Alleanza Assicurazioni S.p.A. (a)	19,805	263,698
Assicuraziono Generali S.p.A.	45,228	1,978,274
Autostrade S.p.A. (a)	13,205	378,683
Banca Intesa S.p.A.	192,928	1,484,265
Banca Intesa S.p.A.- RNC	44,617	325,284
Banca Monte dei Paschi di Siena S.p.A. (a)	59,270	383,039
Banca Popolare di Milano S.p.A.	21,594	372,304
Banche Popolari Unite S.c.ar.l. (a)	16,379	449,527
Banco Popolare di Verona e Novara S.c.ar.l. (a)	18,247	522,544
Bulgari S.p.A.	7,846	110,897
Capitalia S.p.A.	81,150	767,038
Enel S.p.A. (a)	207,157	2,130,670
Eni S.p.A.	123,980	4,166,901
FIAT S.p.A. (a)	24,790	471,016
Finmeccanica S.p.A. (a)	16,570	448,279
Fondiaria-Sai S.p.A.	3,566	170,372
Italcementi S.p.A.	1	28
Lottomatica S.p.A. (a)	2,921	121,178
Luxottica Group S.p.A.	7,313	224,228
Mediaset S.p.A.	34,780	412,158
Mediobanca S.p.A. (a)	23,327	548,610
Mediolanum S.p.A. (a)	13,822	112,224
Pirelli & Co. S.p.A.	207,019	205,711
San Paolo IMI S.p.A. (a)	54,427	1,262,713
Seat Pagine Gialle S.p.A. (a)	174,380	103,628
Snam Rete Gas S.p.A. (a)	58,787	333,116

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Italy—(Continued)
T.E.R.N.A	52,360	$177,162
Telecom Italia S.p.A. (a)	531,381	1,599,366
Telecom Italia S.p.A.-RNC	279,541	706,827
UniCredito Italiano S.p.A.	373,890	3,264,679

		23,494,419

Japan—21.7%
Acom Co., Ltd. (a)	5,760	192,900
Advantest Corp. (a)	9,200	527,703
AEON Co., Ltd.	31,600	679,617
Aiful Corp.	3,750	105,033
Aisin Seiki Co., Ltd.	11,500	385,787
Ajinomoto Co., Inc. (a)	36,000	476,329
All Nippon Airways Co., Ltd.	32,000	113,138
Amada Co., Ltd.	21,000	222,575
Asahi Breweries, Ltd. (a)	18,500	296,066
Asahi Glass Co., Ltd. (a)	47,000	564,768
Asahi Kasei Corp. (a)	62,000	405,918
Astellas Pharma, Inc.	26,200	1,191,794
Bank of Kyoto (a)	12,000	111,280
Benesse Corp.	3,900	148,382
Bridgestone Corp. (a)	30,000	670,267
Canon, Inc. (a)	51,400	2,907,512
Casio Computer Co., Ltd. (a)	14,200	322,165
Central Japan Railway Co.	77	794,365
Chiyoda Corp. (a)	7,000	137,095
Chubu Electric Power Co., Inc. (a)	34,300	1,023,221
Chugai Pharmaceutical Co., Ltd. (a)	17,500	360,927
Citizen Watch Co., Ltd. (a)	21,100	161,429
Credit Saison Co., Ltd.	8,200	280,546
CSK Corp. (a)	4,000	169,731
Dai Nippon Printing Co., Ltd (a)	31,000	478,738
Daido Steel Co. (a)	17,000	113,071
Daiichi Sankyo	34,900	1,089,603
Daikin Industries, Ltd.	13,100	455,835
Daimaru, Inc.	11,000	149,101
Dainippon Ink & Chemicals, Inc. (a)	41,000	159,800
Daito Trust Construction Co., Ltd.	5,000	228,476
Daiwa House Industry Co., Ltd.	31,000	537,448
Daiwa Securities Group, Inc.	60,000	666,921
Denso Corp.	26,100	1,035,230
Dentsu, Inc. (a)	111	325,456
Dowa Holdings Co., Ltd.	16,000	136,286
East Japan Railway Co.	166	1,105,707
Eisai Co., Ltd.	13,000	713,992
Electric Power Development Co., Ltd. (a)	9,500	418,223
Elpida Memory, Inc.	4,900	269,587
Fanuc, Ltd.	9,100	891,321
Fast Retailing Co., Ltd.	3,500	334,454
Fuji Electric Holdings Co., Ltd.	41,000	222,320
Fuji Photo Film Co., Ltd.	24,000	989,370
Fujikura, Ltd.	22,000	193,690
Fujitsu, Ltd.	88,000	690,929
Hankyu Hanshin Holdings, Inc. (a)	60,000	341,445
Haseko Corp.	38,000	135,458
Hirose Electric Co., Ltd. (a)	1,700	193,158

Security Description	Shares	Value*

Japan—(Continued)
Hitachi Chemical Co., Ltd.	7,900	$216,725
Hitachi Construction Machinary, Ltd.	5,000	134,553
Hitachi, Ltd.	160,000	997,841
Hokkaido Electric Power Co., Inc.	10,800	275,698
Hokugin Financial Group, Inc. (a)	60,000	218,696
Honda Motor Co., Ltd. (a)	75,200	2,971,319
Hoya Corp.	20,400	795,448
Ibiden Co.	7,700	388,443
INPEX Holdings, Inc.	39	319,979
Isetan Co., Ltd. (a)	10,300	185,083
Ishikawajima-Harima Heavy Industries Co., Ltd. (a)	61,000	206,751
Itochu Corp.	74,000	607,905
Japan Real Estate Investment Corp. (REIT)	21	225,596
Japan Retail Fund Investment Corp. (REIT)	18	146,465
Japan Tobacco, Inc.	217	1,045,553
JFE Holding, Inc.	27,200	1,392,500
JGC Corp. (a)	10,000	171,899
JS Group Corp.	12,300	258,955
JSR Corp. (a)	8,400	217,422
JTEKT Corp. (a)	8,900	189,015
Kajima Corp. (a)	58,000	254,482
Kamigumi Co., Ltd.	21,000	171,875
Kaneka Corp.	16,000	145,779
Kao Corp.	26,000	698,699
Kawasaki Heavy Industries, Ltd. (a)	68,000	255,524
Kawasaki Kisen Kaisha, Ltd. (a)	32,000	250,266
KDDI Corp.	121	820,263
Keihin Electric Express Railway Co., Ltd. (a)	20,000	137,644
Keio Electric Railway Co., Ltd.	26,000	168,156
Keyence Corp. (a)	2,100	518,276
Kintetsu Corp. (a)	80,120	233,450
Kirin Brewery Co., Ltd. (a)	38,000	597,097
Kobe Steel, Ltd.	161,000	552,121
KOMATSU, Ltd.	47,300	951,587
Konami Corp. (a)	6,500	196,758
Konica Minolta Holdings, Inc.	27,500	388,043
Kubota Corp.	59,000	548,018
Kuraray Co., Ltd.	19,000	224,150
Kurita Water Industries, Ltd.	5,500	118,389
Kyocera Corp.	7,700	726,321
Kyowa Hakko Kogyo Co., Ltd. (a)	16,000	136,416
Kyushu Electric Power Co., Inc.	20,200	532,027
Lawson, Inc.	4,900	175,312
Leopalace21 Corp.	6,600	210,005
Makita Corp. (a)	7,300	224,032
Marubeni Corp.	79,000	398,929
Marui Co., Ltd. (a)	21,500	249,007
Matsushita Electric Industrial Co., Ltd. (a)	95,000	1,908,295
Matsushita Electric Works, Ltd.	19,000	220,257
Mediceo Paltac Holdings Co., Ltd.	9,000	170,415
Millea Holdings, Inc. (b)	34,900	1,225,153
Mineba Co., Ltd.	20,000	139,876
Mitsubishi Chemical Holdings	69,000	434,806
Mitsubishi Corp.	64,800	1,214,665
Mitsubishi Electric Corp.	96,000	876,225
Mitsubishi Estate Co., Ltd.	57,000	1,476,307
Mitsubishi Gas & Chemical Co., Inc.	18,000	188,411

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
Mitsubishi Heavy Industries, Ltd.	160,000	$727,515
Mitsubishi Materials Corp.	52,000	195,370
Mitsubishi Rayon Co., Ltd.	35,000	235,352
Mitsubishi Securities	14,000	155,609
Mitsubishi UFJ Financial Group, Inc. (a)	413	5,132,348
Mitsui & Co., Ltd. (a)	76,000	1,129,841
Mitsui Chemicals, Inc.	29,000	222,225
Mitsui Engineering & Shipbuilding Co., Ltd. (a)	32,000	104,142
Mitsui Fudosan Co., Ltd.	42,000	1,025,977
Mitsui Mining & Smelting Co., Ltd.	30,000	150,247
Mitsui OSK Lines, Ltd.	59,000	582,079
Mitsui Sumitomo Insurance Co., Ltd.	57,000	623,751
Mitsui Trust Holdings, Inc.	35,000	401,959
Mizuho Financial Group, Inc.	457	3,264,737
Murata Manufacturing Co., Ltd.	9,600	649,801
Namco Bandai Holdings	9,800	143,672
NEC Corp. (a)	113,000	541,071
NGK Insulators, Ltd. (a)	13,000	200,875
NGK Spark Plug Co., Ltd.	8,000	150,685
Nidec Corp. (a)	5,300	410,059
Nikko Cordial Corp. (a)	46,000	528,221
Nikon Corp. (a)	14,000	303,942
Nintendo Co., Ltd.	4,900	1,268,796
Nippon Building Fund, Inc. (REIT)	29	384,654
Nippon Electronic, Inc.	11,000	231,168
Nippon Express Co., Ltd. (a)	38,000	207,936
Nippon Mining Holdings, Inc.	43,000	309,035
Nippon Oil Corp.	71,000	475,433
Nippon Steel Corp. (a)	311,000	1,787,123
Nippon Telephone & Telegraph Corp.	246	1,214,162
Nippon Unipac Holding	49	184,796
Nippon Yusen Kabushiki Kaisha (a)	59,000	431,224
Nissan Motor Co., Ltd.	114,700	1,391,643
Nisshin Steel Co., Ltd. (a)	54,000	200,567
Nissin Food Products Co., Ltd. (a)	5,000	185,201
Nitto Denko Corp. (a)	7,800	388,321
NOK Corp. (a)	6,100	119,914
Nomura Holdings, Inc. (a)	84,000	1,587,340
Nomura Real Estate Office Fund, Inc. (REIT)	14	128,128
Nomura Research Institute, Ltd.	1,500	217,546
NSK, Ltd.	29,000	285,148
NTN Corp. (a)	20,000	179,351
NTT Data Corp. (a)	62	310,589
NTT DoCoMo, Inc.	898	1,418,503
NTT Urban Development Corp.	65	125,544
Obayashi Corp.	40,000	259,456
Odakyu Electric Railway Co., Ltd. (a)	40,000	255,254
OJI Paper Co., Ltd. (a)	39,000	206,379
Olympus Corp.	12,000	377,285
Omron Corp.	10,600	301,178
Oriental Land Co., Ltd. (a)	2,600	135,981
ORIX Corp.	4,420	1,280,950
Osaka Gas Co., Ltd.	105,000	391,412
Pioneer Corp. (a)	13,200	181,295
Promise Co., Ltd. (a)	3,750	115,749
Rakuten, Inc. (a)	301	140,624
Resona Holdings, Inc. (a)	215	587,479

Security Description	Shares	Value*

Japan—(Continued)
Ricoh Co., Ltd.	32,000	$653,609
Rohm Co., Ltd.	5,600	556,087
Sankyo Co., Ltd. (a)	2,800	155,007
Santen Pharmaceutical Co., Ltd.	4,400	123,558
Sanyo Electric Co., Ltd. (a)	70,000	88,494
Sapporo Hokuyo Holdings, Inc.	15	144,880
SBI Holdings, Inc. (a)	537	181,116
Secom Co., Ltd.	10,500	544,429
Sega Sammy Holdings, Inc.	8,600	231,950
Seiko Epson Corp. (a)	6,700	162,207
Sekisui Chemical Co., Ltd.	30,000	238,391
Sekisui House, Ltd.	30,000	434,807
Seven & I Holdings Co., Ltd.	40,200	1,250,048
Sharp Corp.	48,000	826,756
Shimamura Co., Ltd. (a)	900	102,848
Shimano, Inc. (a)	4,600	133,216
Shimizu Corp.	29,000	145,006
Shin-Etsu Chemical Co., Ltd.	18,400	1,223,434
Shinsei Bank, Ltd.	79,000	462,272
Shionogi & Co., Ltd.	15,000	293,522
Shiseido Co., Ltd. (a)	20,000	431,780
Showa Denko K.K. (a)	52,000	199,375
Showa Shell Sekiyu K.K. (a)	9,900	110,743
SMC Corp.	2,600	365,675
Softbank Corp. (a)	37,600	732,362
Sompo Japan Insurance, Inc.	41,000	501,386
Sony Corp.	48,200	2,063,770
Stanley Electric Co., Ltd.	9,200	183,638
Sumco Corp. (a)	2,300	194,474
Sumitomo Chemical Co., Ltd.	75,000	582,097
Sumitomo Corp.	53,000	789,232
Sumitomo Electric Industries, Ltd. (a)	35,700	557,952
Sumitomo Heavy Industries, Ltd.	36,000	378,280
Sumitomo Metal Industries, Ltd.	208,000	903,643
Sumitomo Metal Mining Co., Ltd.	27,000	346,338
Sumitomo Mitsui Financial Group, Inc. (a)	295	3,005,735
Sumitomo Realty & Development Co., Ltd.	19,000	610,291
Sumitomo Rubber (a)	10,200	131,127
Sumitomo Titanium (a)	1,000	110,456
Suzuken Co., Ltd. (a)	3,500	131,191
T&D Holdings, Inc.	11,500	760,870
Taiheiyo Cement Corp.	42,000	164,445
Taisei Corp. (a)	62,000	188,013
Taisho Pharmaceutical Co., Ltd. (a)	8,000	145,422
Taiyo Nippon Sanso Corp.	14,000	126,128
Takashimaya Co., Ltd. (a)	13,000	183,716
Takeda Pharmaceutical Co., Ltd.	42,800	2,937,231
Takefuji Corp. (a)	5,820	229,557
Tanabe Seiyaku Co. (a)	11,000	143,639
TDK Corp. (a)	7,100	564,631
Teijin, Ltd.	52,000	320,328
Terumo Corp. (a)	8,100	318,490
The 77 Bank, Ltd.	16,000	101,489
The Bank of Fukuoka, Ltd.	30,000	218,823
The Bank of Yokohama, Ltd.	65,000	509,163
The Chiba Bank, Ltd.	37,000	312,778
The Furukawa Electric Co., Ltd. (a)	30,000	188,733

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Japan—(Continued)
The Gunma Bank, Ltd.	21,000	$126,138
The Japan Steel Works, Ltd.	17,000	132,912
The Joyo Bank, Ltd.	32,000	176,641
The Kansai Electric Power Co., Inc.	37,900	1,021,551
The Nishi-Nippon Bank, Ltd. (a)	39,000	166,795
The Shizuoka Bank, Ltd. (a)	27,000	267,923
The Sumitomo Trust & Banking Co., Ltd.	64,000	666,548
The Suruga Bank, Ltd. (a)	13,000	160,563
The Tokyo Electric Power, Ltd.	57,800	1,868,712
THK Co., Ltd. (a)	6,000	154,917
Tobu Railway Co., Ltd. (a)	38,000	183,490
Toho Co., Ltd. (a)	8,000	144,069
Tohoku Electric Power Co., Inc.	20,300	506,257
Tokuyama Corp. (a)	17,000	256,901
Tokyo Electron, Ltd. (a)	7,700	607,354
Tokyo Gas Co., Ltd.	118,000	626,966
Tokyo Tatemono Co.	15,000	165,954
Tokyu Corp. (a)	60,000	384,112
Tokyu Land Corp.	23,000	216,981
TonenGeneral Sekiyu K.K. (a)	21,000	208,065
Toppan Printing Co., Ltd.	33,000	364,451
Toray Industries, Inc.	63,000	472,209
Toshiba Corp. (a)	143,000	930,995
Tosoh Corp.	27,000	119,315
Toto, Ltd. (a)	22,000	220,417
Toyo Seikan Kaisha, Ltd. (a)	8,000	132,500
Toyota Industries Corp.	9,800	450,702
Toyota Motor Corp.	138,100	9,047,202
Toyota Tsusho Corp. (a)	11,100	297,525
Trend Micro, Inc. (a)	7,000	205,377
Ube Industries, Ltd.	71,000	204,144
Uni-Charm Corp.	2,400	142,387
Ushio, Inc.	7,000	143,909
West Japan Railway Co.	98	419,031
Yahoo! Japan Corp. (a)	912	363,459
Yakult Honsha Co., Ltd. (a)	7,000	201,161
Yamada Denki Co., Ltd. (a)	4,070	345,564
Yamaha Corp.	8,100	171,488
Yamaha Motor Co., Ltd.	10,200	320,696
Yamato Holdings Co., Ltd. (a)	17,000	261,478
Yaskawa Electric Corp. (a)	10,000	115,733
Yokogawa Electric Corp. (a)	11,400	180,735

		137,819,656

Netherlands—3.5%
ABN AMRO Holdings NV	86,714	2,778,933
Aegon NV	67,053	1,276,042
Akzo Nobel NV	12,776	778,440
ASML Holding NV (d)	21,896	540,766
Corio NV (REIT)	2,452	199,726
DSM NV	8,274	408,054
Fugro NV (a)	2,795	133,365
Hagemeyer NV	22,992	116,355
Heineken NV	12,643	600,102
ING Groep NV	89,501	3,962,178
James Hardie Industries NV (AUD)	27,250	205,032

Security Description	Shares	Value*

Netherlands—(Continued)
Koninklijke Ahold NV	79,507	$844,823
Koninklijke KPN NV	92,728	1,313,173
Koninklijke Numico NV	8,481	453,915
Koninklijke Philips Electronics NV	55,856	2,103,395
Mittal Steel Co. NV	34,146	1,432,251
Randstad Holding NV	1,866	128,321
Reed Elsevier NV	35,819	610,081
Rodamco Europe NV (REIT)	2,482	329,090
SBM Offshore NV	7,684	263,857
TNT NV	20,513	881,574
Unilever NV	80,479	2,195,761
Vedior NV	6,643	137,266
Wereldhave NV (REIT)	1,209	160,848
Wolters Kluwer NV	14,000	402,156

		22,255,504

New Zealand—0.2%
Fletcher Building, Ltd.	57,403	447,686
Telecom Corp. of New Zealand, Ltd. (a)	157,163	533,535

		981,221

Norway—0.9%
Acergy S.A. (a)	9,600	185,135
Aker Kvaerner ASA	1,620	201,746
DnB NOR ASA	39,330	558,813
Norsk Hydro ASA (a)	37,000	1,138,344
Norske Skogindustrier ASA (a)	9,200	158,594
Orkla ASA (a)	10,150	575,258
Pan Fish ASA	146,000	133,610
Petroleum Geo-Services ASA	10,020	234,784
Prosafe ASA (a)	16,650	235,832
SeaDrill, Ltd.	11,400	191,953
Statoil ASA (a)	34,050	898,967
Storebrand ASA	11,400	145,131
Telenor ASA	40,300	753,391
Yara International ASA	10,000	227,203

		5,638,761

Portugal—0.3%
Banco BPI S.A. (a)	19,546	152,303
Banco Comercial Portugues S.A.	108,547	400,699
Banco Espirito Santo S.A.	14,779	265,393
Brisa-Auto Estradas de Portugal S.A. (a)	19,503	243,035
Energias de Portugal S.A.	103,978	526,424
Portugal Telecom, SGPS, S.A.	41,274	535,098

		2,122,952

Singapore—0.9%
Capitaland, Ltd. (a)	93,000	373,232
City Developments, Ltd.	36,000	296,368
DBS Group Holdings, Inc.	59,978	883,230
Fraser & Neave, Ltd.	72,000	210,388
Keppel Corp., Ltd.	34,000	389,086
Overseas Chinese Bank	133,880	670,353
Singapore Airlines, Ltd.	34,000	387,730

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Singapore—(Continued)
Singapore Exchange, Ltd. (a)	85,000	$314,141
Singapore Press Holdings, Ltd.	126,250	352,129
Singapore Technologies Engineering, Ltd.	106,000	212,755
Singapore Telecommunications, Ltd.	389,820	832,335
United Overseas Bank, Ltd.	60,392	761,569
Venture Corp., Ltd.	20,000	175,274

		5,858,590

Spain—3.9%
Abertis Infraestructuras S.A. (a)	13,192	390,914
Acciona S.A.	1,601	296,849
Acerinox S.A. (a)	7,712	233,509
ACS, Actividades de Construccion & Servicios S.A.	11,798	663,345
Altadis S.A.	12,473	651,929
Azucarera Ebro S.A.	4,739	119,929
Banco Bilbao Vizcaya Argentaria S.A.	169,984	4,074,574
Banco Popular Espanol S.A. (a)	43,005	777,103
Banco Santander Central Hispano S.A.	284,110	5,280,219
Cintra Conces, Plc. (a)	8,699	145,413
Corp Mapfre S.A.	24,235	108,934
Endesa S.A.	35,678	1,655,869
Fadesa Inmobiliar S.A. (a)	2,814	130,410
Fomento de Construcciones & Contratas S.A.	2,404	244,641
Gamesa Corporacion Tecnologica S.A.	8,235	225,390
Gas Natural SDG S.A.	10,186	401,142
Grupo Ferrovial S.A. (a)	3,394	330,065
Iberdrola S.A. (a)	36,277	1,575,159
Inditex S.A.	10,488	562,977
Indra Sistemas S.A. (a)	7,404	181,317
Repsol YPF S.A.	42,166	1,453,650
Sacyr Vallehermoso S.A. (a)	4,621	274,117
Sociedad General de Aguas de Barcelona S.A.	3,418	124,853
Telefonica S.A.	213,407	4,523,992
Union Fenosa S.A. (a)	4,693	231,153

		24,657,453

Sweden—2.5%
Alfa Laval AB	6,900	310,323
Assa Abloy AB (Series B) (a)	15,700	340,757
Atlas Copco AB (Series A)	16,100	538,468
Atlas Copco AB (Series B)	10,200	329,387
Boliden AB	14,600	375,157
Castellum AB	9,700	129,317
Electrolux AB	13,400	267,056
Eniro AB	10,300	135,632
Getinge AB (Class B)	9,500	212,691
Hennes & Mauritz AB (Series B)	22,550	1,136,074
Holmen AB (Series B)	2,500	108,828
Husqvarna AB (a)	13,400	208,886
Lundin Petroleum (a)	12,800	148,653
Modern Times Group AB	2,450	161,035
Nordea Bank AB	103,762	1,595,306
Sandvik AB	54,350	785,724
Scania AB (Series B) (a)	5,200	365,439
Securitas AB	16,800	260,748
Skandinaviska Enskilda Banken AB	23,100	732,464

Security Description	Shares	Value*

Sweden—(Continued)
Skanska AB	19,700	$386,397
SKF AB	22,600	415,469
Svenska Cellulosa AB	9,100	474,090
Svenska Handelsbanken AB	27,600	832,479
Svenskt Stal AB	9,000	212,781
Swedish Match AB	20,100	375,778
Tele2 AB (a)	18,100	263,696
Telefonaktiebolaget LM Ericsson (Class B)	708,800	2,857,506
TeliaSonera AB	99,764	816,787
Volvo AB (Series A) (a)	4,500	318,811
Volvo AB (Series B)	10,200	702,258
Wihlborgs Fastighe (a)	5,000	134,077

		15,932,074

Switzerland—6.3%
ABB, Ltd.	99,462	1,779,326
Adecco S.A. (a)	6,735	457,475
Ciba Specialty Chemicals AG	3,545	235,326
Clariant AG	12,901	192,190
Credit Suisse Group	55,117	3,838,616
Geberit AG	184	282,986
Givaudan AG	317	292,120
Holcim, Ltd.	9,275	846,129
Kuehne & Nagel International AG	2,545	184,812
Logitech International S.A.	8,395	240,548
Lonza Group AG	1,509	129,835
Nestle S.A.	19,129	6,771,519
Nobel Biocare Holding AG	1,257	370,846
Novartis AG	111,149	6,375,892
Phonak Holding AG	3,025	240,104
PSP Swiss Property	1,740	99,690
Rieter Holdings AG	231	120,557
Roche Holding AG	33,543	5,990,734
Serono S.A. (Class B)	303	270,755
SGS S.A.	176	195,264
Sulzer AG	153	173,479
Swatch Group AG	3,574	159,523
Swatch Group AG (Class B)	1,638	361,205
Swiss Reinsurance Co.	15,912	1,345,733
Swisscom AG	826	312,026
Syngenta AG	5,262	976,981
UBS AG	95,277	5,758,156
Unaxis Holdings AG	324	159,610
Zurich Financial Services AG	6,845	1,833,099

		39,994,536

United Kingdom—22.7%
3i Group, Plc.	21,222	418,273
Aegis Group, Plc.	38,895	105,877
AMEC, Plc.	19,748	161,799
Amvescap, Plc.	36,666	426,084
Anglo American, Plc.	68,850	3,354,952
ARM Holdings, Plc.	54,960	135,191
Arriva, Plc.	7,903	117,414
AstraZeneca, Plc.	75,253	4,034,762
Aviva, Plc.	119,601	1,919,375

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
BAE Systems, Plc.	150,050	$1,243,878
Balfour Beatty, Plc.	23,744	205,021
Barclays, Plc.	310,650	4,421,461
Barratt Developments, Plc.	11,202	270,594
BBA Avation, Plc.	42,095	223,995
Bellway, Plc.	4,518	135,892
BG Group, Plc.	166,180	2,264,663
BHP Billiton, Plc.	117,053	2,161,596
Boots Group, Plc.	37,720	616,827
Bovis Homes Group	5,148	108,763
BP, Plc.	941,838	10,518,012
British Airways, Plc.	32,384	334,320
British America Tobacco, Plc.	74,119	2,072,190
British Land Co., Plc. (REIT)	24,653	825,031
British Sky Broadcasting, Plc.	57,887	591,207
Brixton, Plc. (REIT)	11,049	124,233
BT Group, Plc.	397,923	2,342,211
Bunzl, Plc.	17,535	214,062
Burberry Group, Plc.	21,038	264,302
Cable & Wireless, Plc.	102,250	314,838
Cadbury Schweppes, Plc.	97,195	1,039,441
Capita Group, Plc.	31,881	378,643
Carnival, Plc.	9,240	466,292
Cattles, Plc.	11,534	98,677
Centrica, Plc.	176,581	1,225,178
Charter, Plc.	7,626	134,480
Close Brothers Group, Plc.	5,056	99,999
Cobham, Plc.	45,040	170,179
Collins Stewart, Plc.	9,755	48,494
Compass Group, Plc.	100,636	569,751
Cookson Group, Plc.	8,787	107,980
Corus Group, Plc.	44,869	464,791
Daily Mail & General Trust, Plc.	18,743	261,760
Diageo, Plc.	134,520	2,638,965
Dixons Group, Plc.	97,803	366,516
Electrocomponents, Plc.	16,808	95,430
EMAP, Plc.	13,982	220,085
EMI Group, Plc.	48,581	251,665
Enterprise Inns, Plc.	16,706	441,361
Experian Group, Ltd. (d)	48,259	565,072
Fiberweb, Plc.	6,417	26,123
First Choice Holidays	19,553	108,958
FirstGroup, Plc.	24,073	270,661
Friends Provident, Plc.	96,075	406,982
Gallaher Group	30,108	675,868
George Wimpey, Plc.	20,896	227,366
GKN, Plc.	39,679	214,706
GlaxoSmithKline, Plc.	276,369	7,281,087
Group for Securicor, Inc.	65,041	239,118
Hammerson, Plc. (REIT)	13,769	423,819
Hanson, Plc.	35,035	526,985
Hays, Plc.	70,144	217,282
HBOS, Plc.	180,590	3,993,411
Home Retail Group (d)	40,206	321,768
HSBC Holdings, Plc.	549,561	10,010,194
ICAP, Plc.	28,347	264,558
IMI, Plc.	19,184	188,936

Security Description	Shares	Value*

United Kingdom—(Continued)
Imperial Chemical Industries, Plc.	58,839	$520,220
Imperial Tobacco Group, Plc.	32,827	1,292,825
Inchcape, Plc.	27,374	269,573
InterContinental Hotels Group, Plc.	16,116	396,386
International Power, Plc.	73,371	548,090
Intertek Group, Plc.	6,257	101,521
Invensys, Plc.	37,517	201,156
Investec, Plc.	15,340	197,929
Johnson Matthey, Plc.	11,394	313,710
Kelda Group, Plc.	19,060	345,315
Kesa Electricals, Plc.	27,443	181,551
Kingfisher, Plc.	119,296	555,888
Ladbrokes, Plc.	25,731	210,021
Land Securities Group, Plc. (REIT)	22,740	1,030,923
Legal & General Group, Plc.	329,784	1,013,606
Liberty International, Plc. (REIT)	13,045	356,236
Lloyds TSB Group, Plc.	268,996	2,999,330
LogicaCMG, Plc.	71,079	258,629
London Stock Exchange Group, Plc.	8,694	222,901
Man Group, Plc.	80,442	822,496
Marks & Spencer Group, Plc.	80,700	1,129,600
Meggitt, Plc.	22,314	134,702
Michael Page International, Plc.	15,380	136,077
Misys, Plc.	25,242	106,008
Mitchells & Butlers, Plc.	20,913	289,703
National Express Group, Plc.	5,547	121,760
National Grid, Plc.	127,649	1,848,632
Next, Plc.	10,683	375,261
Old Mutual, Plc.	266,329	904,996
Pearson, Plc.	37,340	562,105
Persimmon, Plc.	15,499	462,729
Provident Financial, Plc.	13,879	189,883
Prudential, Plc.	119,968	1,637,953
Punch Taverns, Plc.	14,968	373,408
Rank Group, Plc.	33,378	152,624
Reckitt Benckiser, Plc.	28,616	1,306,905
Reed Elsevier, Plc.	62,912	689,955
Rentokil Initial, Plc.	76,753	248,437
Resolution, Plc.	31,800	399,150
Reuters Group, Plc.	62,100	540,611
Rexam, Plc.	27,877	285,783
Rio Tinto, Plc.	49,835	2,646,589
Rolls-Royce Group, Plc.	89,424	783,249
Royal Bank of Scotland Group, Plc.	151,808	5,897,347
Royal Dutch Shell, Plc. (Class A)	180,477	6,344,753
Royal Dutch Shell, Plc. (Class B)	131,675	4,645,652
SABMiller, Plc.	44,998	1,031,798
Sage Group, Ltd.	61,607	325,499
Sainsbury Co.	74,182	594,102
Schroders, Plc.	4,373	95,408
Scottish & Newcastle, Plc.	35,871	392,685
Scottish & Southern Energy, Plc.	40,540	1,232,235
Scottish Power, Plc.	68,866	1,006,891
Serco Group, Plc.	26,863	200,712
Severn Trent, Plc.	11,232	323,126
Signet Group, Plc.	90,531	208,927
Slough Estates, Plc. (REIT)	21,877	334,725

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

United Kingdom—(Continued)
Smith & Nephew, Plc.	43,712	$455,878
Smiths Group, Plc.	25,283	489,736
Stagecoach Group, Plc.	39,346	117,267
Standard Life, Plc.	110,415	638,919
Tate & Lyle, Plc.	26,178	392,583
Taylor Woodrow, Plc.	30,813	256,927
Tesco, Plc.	380,489	3,005,396
The Carphone Warehouse, Plc. (a)	18,370	112,802
TI Automotive, Ltd. (b) (c) (d)	11,100	0
Tomkins, Plc.	43,005	205,280
Travis Perkins	4,822	186,375
Trinity Mirror, Plc.	11,804	107,940
Tullett Prebon, Plc.	9,755	124,098
Unilever, Plc.	60,807	1,698,829
United Utilities, Plc.	40,354	617,061
UTD Business Media	17,680	238,240
Vodafone Group, Plc.	2,512,006	6,926,358
Whitbread, Plc.	12,299	402,991
William Hill, Plc.	16,542	204,087
Wolseley, Plc.	30,039	722,160
WPP Group, Plc.	58,263	788,658
Xstrata, Plc.	28,769	1,434,744
Yell Group, Plc.	35,479	395,745

		144,289,764

United States—3.9%
iShares MSCI EAFE Index Fund	336,000	24,601,920
Synthes, Inc. (d)	2,734	325,314

		24,927,234

Total Common Stock (Identified Cost $415,585,434)		626,119,089

Units—0.5%

Australia—0.2%
Centro Properties Group (REIT)	48,752	348,261
CFS Retail Trust (REIT)	100,244	183,973
Investa Property Group (REIT)	66,456	131,504
Macquarie Office Trust (REIT)	101,599	123,065
Stockland (REIT) (a)	63,872	415,704

		1,202,507

Ireland—0.1%
Grafton Group, Plc.	10,061	167,972

Switzerland—0.2%
Compagnie Financière Richemont AG	24,371	1,412,990

United Kingdom—0.0%
Berkeley Group Holdings	4,020	133,758

Total Units (Identified Cost $1,407,106)		2,917,227

Preferred Stock—0.4%
Security Description	Shares	Value*

Australia—0.1%
GPT Group (REIT)	94,845	$417,761
Macquarie Infrastructure Group	143,435	390,410

		808,171

Germany—0.3%
Henkel KGAA (a)	2,804	412,092
Porsche AG (a)	387	491,690
ProSiebensat.1 Media AG (d)	3,839	125,677
RWE AG	2,334	221,537
Volkswagen AG	4,726	352,244

		1,603,240

Italy—0.0%
Unipol S.p.A.	44,653	144,242

Switzerland—0.0%
Schindler Holdings AG	3,504	219,922

Total Preferred Stock (Identified Cost $1,620,826)		2,775,575

Rights—0.4%

Belgium—0.4%
Fortis S.A.	56,452	2,399,237

Japan—0.0%
Dowa Mining Co., Ltd.	16,000	6,828

Total Rights (Identified Cost $1,364,310)		2,406,065

Short Term Investments—0.3%
Security Description	Face Amount	Value*

United States—0.3%
Federal Home Loan Bank	$1,800,000	1,795,648

Total Short Term Investments (Identified Cost $1,795,648)		1,795,648

Total Investments—100.2% (Identified Cost $421,773,324) (e)		636,013,604
Liabilities in excess of other assets		(1,292,160)

Total Net Assets—100%		$634,721,444

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $98,767,058 and the collateral received consisted of cash in the amount of $102,929,539.
(b)	Security was valued in good faith under procedures established by the Board of Directors.
(c)	Zero Valued Security.
(d)	Non-Income Producing.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Schedule of Investments as of December 31, 2006

(e)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $426,945,110 and the composition of unrealized appreciation and depreciation of investment securities was $213,253,973 and $(4,185,479), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(VVPR Strip)—	The VVPR strip is a coupon which, if presented along with the corresponding coupon of the share, allows the holder to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.
(AUD)—	Australian Dollar
(HKD)—	Hong Kong Dollar

Ten Largest Industries as of December 31, 2006	Percentage of Total Net Assets
Commercial Banks	17.2%
Oil, Gas & Consumable Fuels	6.8%
Pharmaceuticals	5.9%
Insurance	4.6%
Metals & Mining	4.2%
Mutual Funds	3.9%
Diversified Telecommunication Services	3.7%
Automobiles	3.2%
Electric Utilities	3.1%
Real Estate	2.9%

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$636,013,604
Cash		14,700
Foreign cash at value		53,705
Collateral for securities loaned		102,929,539
Receivable for:
Securities sold		2,505,424
Fund shares sold		928,202
Accrued interest and dividends		699,304
Foreign taxes		87,690

Total Assets		743,232,168
Liabilities
Payable for:
Fund shares redeemed	$4,242,618
Securities purchased	849,308
Withholding taxes	44,894
Return of collateral for securities loaned	102,929,539
Accrued expenses:
Management fees	156,204
Service and distribution fees	58,441
Other expenses	229,720

Total Liabilities		108,510,724

Net Assets		$634,721,444

Net assets consists of:
Capital paid in		$405,077,880
Undistributed net investment income		11,063,229
Accumulated net realized gains		4,323,800
Unrealized appreciation on investments and foreign currency		214,256,535

Net Assets		$634,721,444

Computation of offering price:
Class A
Net asset value and redemption price per share ($320,845,074 divided by 20,049,338 shares outstanding)		$16.00

Class B
Net asset value and redemption price per share ($231,041,734 divided by 14,657,132 shares outstanding) `		$15.76

Class E
Net asset value and redemption price per share ($82,834,636 divided by 5,199,738 shares outstanding)		$15.93

Identified cost of investments		$421,773,324

Identified cost of foreign cash		$53,608

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$15,278,298	(a)
Interest		532,099	(b)

		15,810,397
Expenses
Management fees	$1,611,730
Service and distribution fees—Class B	453,050
Service and distribution fees—Class E	114,923
Directors’ fees and expenses	23,102
Custodian	792,719
Audit and tax services	31,696
Legal	10,046
Printing	184,919
Insurance	8,726
Miscellaneous	4,392

Total expenses	3,235,303
Management fee waivers	(37,607)	3,197,696

Net Investment Income		12,612,701

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	9,008,424
Foreign currency transactions—net	(38,933)	8,969,491

Unrealized appreciation on:
Investments—net	101,907,303
Foreign currency transactions—net	18,289	101,925,592

Net gain		110,895,083

Net Increase in Net Assets From Operations		$123,507,784

(a)	Net of foreign taxes of $1,177,035.
(b)	Includes income on securities loaned of $462,894.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$12,612,701	$8,270,823
Net realized gain	8,969,491	2,613,590
Unrealized appreciation	101,925,592	42,594,204

Increase in net assets from operations	123,507,784	53,478,617

From Distributions to Shareholders
Net investment income
Class A	(4,873,215)	(3,703,883)
Class B	(2,705,444)	(1,426,756)
Class E	(1,274,235)	(1,116,278)

Total distributions	(8,852,894)	(6,246,917)

Increase in net assets from capital share transactions	57,877,999	57,766,866

Total increase in net assets	172,532,889	104,998,566

Net Assets
Beginning of the period	462,188,555	357,189,989

End of the period	$634,721,444	$462,188,555

Undistributed Net Investment Income
End of the period	$11,063,229	$7,342,355

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	5,399,575	$77,553,018	4,463,238	$52,400,159
Reinvestments	337,714	4,873,215	331,295	3,703,883
Redemptions	(4,423,246)	(63,386,502)	(4,100,027)	(48,753,324)

Net increase	1,314,043	$19,039,731	694,506	$7,350,718

Class B
Sales	6,399,548	$90,433,197	6,415,006	$74,509,829
Reinvestments	189,989	2,705,444	129,235	1,426,756
Redemptions	(3,298,139)	(46,325,751)	(1,596,614)	(18,873,166)

Net increase	3,291,398	$46,812,890	4,947,627	$57,063,419

Class E
Sales	777,439	$11,099,892	942,419	$11,121,676
Reinvestments	88,612	1,274,235	100,204	1,116,278
Redemptions	(1,442,564)	(20,348,749)	(1,601,666)	(18,885,225)

Net decrease	(576,513)	$(7,974,622)	(559,043)	$(6,647,271)

Increase derived from capital share transactions		$57,877,999		$57,766,866

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.95		$11.64	$9.80	$7.26	$8.75

Income From Investment Operations
Net investment income	0.35	(a)	0.25	0.21	0.14	0.10
Net realized and unrealized gain (loss) of investments	2.95	(a)	1.26	1.70	2.54	(1.55)

Total from investment operations	3.30		1.51	1.91	2.68	(1.45)

Less Distributions
Distributions from net investment income	(0.25)		(0.20)	(0.07)	(0.14)	(0.04)

Total distributions	(0.25)		(0.20)	(0.07)	(0.14)	(0.04)

Net Asset Value, End of Period	$16.00		$12.95	$11.64	$9.80	$7.26

Total Return (%)	25.7		13.2	19.6	37.6	(16.6)
Ratio of operating expenses to average net assets (%)	0.49		0.51	0.59	0.71	0.73
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.50		0.51	N/A	N/A	0.79
Ratio of net investment income to average net assets (%)	2.46		2.19	2.01	1.85	1.43
Portfolio turnover rate (%)	18		22	38	43	23
Net assets, end of period (000)	$320,845		$242,623	$210,034	$176,835	$112,325

	Class B
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.76		$11.48	$9.68	$7.18	$8.66

Income From Investment Operations
Net investment income	0.31	(a)	0.19	0.12	0.11	0.06
Net realized and unrealized gain (loss) of investments	2.91	(a)	1.27	1.74	2.51	(1.50)

Total from investment operations	3.22		1.46	1.86	2.62	(1.44)

Less Distributions
Distributions from net investment income	(0.22)		(0.18)	(0.06)	(0.12)	(0.04)

Total distributions	(0.22)		(0.18)	(0.06)	(0.12)	(0.04)

Net Asset Value, End of Period	$15.76		$12.76	$11.48	$9.68	$7.18

Total Return (%)	25.5		12.9	19.3	37.2	(16.8)
Ratio of operating expenses to average net assets (%)	0.74		0.76	0.84	0.96	0.98
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.75		0.76	N/A	N/A	1.04
Ratio of net investment income to average net assets (%)	2.18		1.86	1.60	1.45	1.11
Portfolio turnover rate (%)	18		22	38	43	23
Net assets, end of period (000)	$231,042		$145,077	$73,707	$27,933	$9,654

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.90		$11.59	$9.77	$7.25	$8.74

Income From Investment Operations
Net investment income	0.33	(a)	0.26	0.19	0.13	0.06
Net realized and unrealized gain (loss) of investments	2.94	(a)	1.23	1.70	2.52	(1.51)

Total from investment operations	3.27		1.49	1.89	2.65	(1.45)

Less Distributions
Distributions from net investment income	(0.24)		(0.18)	(0.07)	(0.13)	(0.04)

Total distributions	(0.24)		(0.18)	(0.07)	(0.13)	(0.04)

Net Asset Value, End of Period	$15.93		$12.90	$11.59	$9.77	$7.25

Total Return (%)	25.6		13.0	19.4	37.3	(16.7)
Ratio of operating expenses to average net assets (%)	0.64		0.66	0.74	0.86	0.88
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.65		0.66	N/A	N/A	0.94
Ratio of net investment income to average net assets (%)	2.32		2.05	1.91	1.42	1.02
Portfolio turnover rate (%)	18		22	38	43	23
Net assets, end of period (000)	$82,835		$74,489	$73,449	$54,269	$9,838

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Morgan Stanley EAFE Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Morgan Stanley EAFE Index Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-19

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-20

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-21

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Morgan Stanley EAFE Index Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$8,852,894	$6,246,917	$—	$—	$—	$—	$8,852,894	$6,246,917

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$14,674,856	$5,883,960	$209,084,749	$—	$229,643,565

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Morgan Stanley EAFE Index Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$157,372,293	$0	$95,027,994

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Morgan Stanley EAFE Index	$1,611,730	0.300%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-22

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

MetLife Advisers has entered into an investment subadvisory agreement with MetLife the investment subadviser for Morgan Stanley EAFE Index Portfolio. MetLife Advisers pays MetLife an investment subadvisory fee for the Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio. Fees earned by MetLife with respect to the Portfolio for the year ended December 31, 2006 were $123,566.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Morgan Stanley EAFE Index Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.007%	All assets

Amounts waived for the period ended December 31, 2006 are shown as management fee waivers in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

MSF-23

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-24

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Morgan Stanley EAFE Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Morgan Stanley EAFE Index Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Morgan Stanley EAFE Index Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-25

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of Morgan Stanley EAFE Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	33,885,302.139	1,197,071.446	978,553.515	36,060,927.100

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	34,119,513.353	1,051,180.495	890,233.252	36,060,927.100

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	34,063,200.068	1,123,241.613	874,485.419	36,060,927.100

4. To eliminate the Fundamental Investment Restrictions relating to Options.	34,042,606.249	1,171,651.568	846,669.283	36,060,927.100

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	34,106,475.256	1,127,270.898	827,180.946	36,060,927.100

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	34,156,734.703	1,057,519.764	846,672.633	36,060,927.100

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	34,247,816.132	981,842.054	831,268.914	36,060,927.100

8. To revise the Fundamental Investment Restrictions relating to Commodities.	34,145,564.715	1,055,233.531	860,128.854	36,060,927.100

MSF-26

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-28

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-29

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-30

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-31

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-32

Metropolitan Series Fund, Inc.

Morgan Stanley EAFE Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-33

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-34

Metropolitan Series Fund, Inc. Neuberger Berman Mid Cap Value Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Managed by Neuberger Berman Management, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Neuberger Berman Mid Cap Value Portfolio returned 11.5%, compared to its benchmark, the Russell Midcap Value Index,1 which returned 20.2%. The average return of the Portfolio’s peer group, the Lipper Variable Insurance Products Mid-Cap Value Funds Universe,2 was 14.4% over the same period.

PORTFOLIO REVIEW

U.S. stocks provided strong gains in 2006, as investors benefited from a mid-year pause in the Federal Reserve’s long monetary tightening campaign, brisk merger and acquisition activity levels, and an easing in oil prices from highs early in the year. Value stocks fared better than their growth counterparts, while small company stocks outperformed mid- and large-cap issues. Within the Russell Midcap Value Index, Telecom provided the strongest return, followed by Consumer Staples and Materials, with Health Care experiencing the weakest results.

The Portfolio generated a strong gain for the year, but trailed the Russell Midcap Value Index. Over the course of 2006, we placed considerable emphasis on Energy and Consumer Discretionary shares, believing both in the secular supply/demand trends favoring oil, gas and coal companies and in the underlying demographics and macroeconomic variables supporting the long-term prospects of home construction firms and the overall strength of the consumer. For much of the year, these areas were a substantial drag on performance. For the first group, unusually mild winter—and then summer—weather lifted natural gas and coal inventories to high levels, putting pressure on commodity prices and, by extension, the share prices of our stocks in those areas. Meanwhile, homebuilding stocks were hit by the Federal Reserve’s interest rate campaign and the rapid slowdown of the housing market.

However, in the wake of the Fed’s pause and renewed optimism for stable, albeit slower, economic growth, these areas recovered late in the year. In Energy, the fall season brought with it a reduction in natural gas inventories and recovery in natural gas prices, as well as the stabilization of oil prices, which had declined from earlier peaks. In Consumer Discretionary, homebuilding stocks enjoyed strong fourth quarter returns, as did retailers. However, this was not enough to make up for our earlier shortfalls and Energy and Consumer Discretionary holdings were responsible for our return gap for the year relative to the Russell Midcap Value Index.

Overall, Industrial and Financial holdings provided the largest contribution to total return, benefiting from the Fed’s rate pause and overall expectations for a soft landing. Meanwhile, Information Technology and Materials provided the Portfolio’s best relative performance. In contrast, Health Care shares detracted from results.

Near the end of 2006, we made few changes to our Portfolio. The Energy sector remained our largest overweight versus the Russell Midcap Value Index. The Portfolio remained underweighted in Financials, in part due to our difficulty finding value among Real Estate Investment Trusts. We were also underweight in Consumer Staples, and we had no exposure to Telecommunication Services, where we found few attractive investment opportunities.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell Midcap® Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

Average Annual Returns as of December 31, 2006

	Neuberger Berman Mid Cap Value Portfolio			Russell Midcap Value Index
	Class A	Class B	Class E
1 Year	11.5%	11.2%	11.3%	20.2%
5 Years	13.7	13.4	13.5	15.9
Since Inception	14.4	11.4	11.5	12.6

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are 11/9/98, 5/1/01 and 5/01/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2006

Top Holdings

% of Total Net Assets
Joy Global, Inc.	2.1%
Terex Corp.	2.1%
The Bear Stearns Co., Inc.	2.1%
Phelps Dodge Corp.	2.0%
NBTY, Inc.	1.9%
Shire, Plc. (ADR)	1.9%
TXU Corp.	1.9%
KB Home	1.9%
Lennar Corp. (Class A)	1.8%
NVR, Inc.	1.8%

Top Sectors

% of Total Net Assets
Consumer Discretionary	20.9%
Energy	16.0%
Industrials	12.4%
Financials	12.0%
Health Care	10.5%
Information Technology	9.3%
Utilities	7.5%
Materials	4.5%
Consumer Staples	4.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Neuberger Berman Mid Cap Value—Class A	Actual	0.73%	$1,000.00	$1,090.80	$3.85
	Hypothetical	0.73%	$1,000.00	$1,021.48	$3.72

Neuberger Berman Mid Cap Value—Class B	Actual	0.98%	$1,000.00	$1,089.50	$5.16
	Hypothetical	0.98%	$1,000.00	$1,020.21	$4.99

Neuberger Berman Mid Cap Value—Class E	Actual	0.88%	$1,000.00	$1,090.00	$4.64
	Hypothetical	0.88%	$1,000.00	$1,020.72	$4.48

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—96.1% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.3%
L-3 Communications Holdings, Inc.	152,400	$12,463,272

Auto Components—0.6%
Johnson Controls, Inc.	63,300	5,438,736

Automobiles—1.6%
Harley-Davidson, Inc. (a)	212,600	14,981,922

Beverages—1.3%
Constellation Brands, Inc. (b)	438,100	12,713,662

Capital Markets—2.1%
The Bear Stearns Co., Inc.	121,000	19,696,380

Communications Equipment—1.2%
Arris Group, Inc. (b)	928,300	11,613,033

Computers & Peripherals—1.7%
Lexmark International, Inc. (Class A) (b)	218,600	16,001,520

Construction & Engineering—1.5%
Chicago Building & Iron Co., N.V.	535,300	14,635,102

Electric Utilities—1.8%
DPL, Inc. (a)	316,500	8,792,370
Edison International	183,900	8,363,772

		17,156,142

Electronic Equipment & Instruments—0.9%
Avnet, Inc. (b)	344,900	8,805,297

Energy Equipment & Services—3.5%
Noble Corp.	180,700	13,760,305
Oceaneering International, Inc.	241,500	9,587,550
Oil States International, Inc. (b)	294,200	9,482,066

		32,829,921

Food Products—0.9%
Tyson Foods, Inc. (Class A) (a)	502,400	8,264,480

Gas Utilities—0.7%
National Fuel Gas Co. (a)	163,400	6,297,436

Health Care Equipment & Supplies—0.7%
The Cooper Cos., Inc. (a)	156,502	6,964,339

Health Care Providers & Services—6.9%
Aetna, Inc.	372,600	16,088,868
CIGNA Corp.	114,100	15,012,137
Coventry Health Care, Inc. (b)	264,250	13,225,712
LifePoint Hospitals, Inc. (b)	282,600	9,523,620
Omnicare, Inc.	302,800	11,697,164

		65,547,501

Security Description	Shares	Value*

Household Durables—12.6%
Centex Corp.	292,600	$16,464,602
Hovnanian Enterprises, Inc. (Class A) (a) (b)	485,500	16,458,450
KB Home (a)	341,200	17,496,736
Lennar Corp. (Class A)	329,000	17,259,340
Meritage Homes Corp. (a) (b)	319,000	15,222,680
NVR, Inc.	26,300	16,963,500
The Ryland Group, Inc. (a)	116,500	6,363,230
Whirlpool Corp. (a)	154,500	12,826,590

		119,055,128

Independent Power Producers & Energy Traders—5.0%
Mirant Corp. (b)	459,500	14,506,415
NRG Energy, Inc. (b)	272,100	15,240,321
TXU Corp.	324,300	17,580,303

		47,327,039

Industrial Conglomerates—0.7%
Walter Industries, Inc.	257,900	6,976,195

IT Services—0.8%
Affiliated Computer Services, Inc. (b)	147,100	7,184,364

Machinery—6.3%
Eaton Corp.	112,800	8,475,792
Joy Global, Inc.	409,900	19,814,565
Mueller Water Products, Inc. (b)	34,693	516,927
Terex Corp. (b)	306,800	19,813,144
The Timkin Co.	377,300	11,009,614

		59,630,042

Metals & Mining—4.5%
Cleveland-Cliffs, Inc. (a)	284,800	13,795,712
Phelps Dodge Corp.	154,400	18,484,768
United States Steel Corp.	140,500	10,276,170

		42,556,650

Oil, Gas & Consumable Fuels—12.6%
Arch Coal, Inc. (a)	422,300	12,681,669
Canadian Natural Resources, Ltd.	280,600	14,936,338
Denbury Resources, Inc. (b)	488,800	13,583,752
Frontline, Ltd. (a)	198,000	6,306,300
Peabody Energy Corp.	223,100	9,015,471
Quicksilver Resources, Inc. (a) (b)	239,950	8,779,771
Ship Finance International, Ltd. (a)	219,400	5,212,944
Southwestern Energy Co. (b)	296,700	10,399,335
Sunoco, Inc.	110,900	6,915,724
Talisman Energy, Inc.	625,215	10,622,403
The Williams Cos., Inc.	388,100	10,137,172
XTO Energy, Inc.	214,308	10,083,191

		118,674,070

Personal Products—1.9%
NBTY, Inc. (b)	425,600	17,692,192

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—2.8%
Endo Pharmaceuticals Holdings, Inc. (b)	332,900	$9,181,382
Shire, Plc. (ADR)	285,600	17,638,656

		26,820,038

Real Estate Investment Trusts—6.2%
Annaly Capital Management, Inc.	459,200	6,387,472
Colonial Properties Trust	210,300	9,858,864
Developers Diversified Realty Corp. (a)	180,500	11,362,475
First Industrial Realty Trust, Inc. (a)	211,100	9,898,479
iStar Financial, Inc.	329,800	15,771,036
Ventas, Inc.	127,300	5,387,336

		58,665,662

Semiconductors & Semiconductor Equipment—1.0%
International Rectifier Corp. (b)	238,400	9,185,552

Software—3.8%
Activision, Inc. (b)	592,100	10,207,804
Check Point Software Technologies, Ltd. (b)	478,106	10,480,084
McAfee, Inc. (b)	117,100	3,323,298
Take-Two Interactive Software, Inc. (a)	646,200	11,476,512

		35,487,698

Specialty Retail—6.2%
Advance Auto Parts, Inc.	341,350	12,138,406
Aeropostale, Inc. (b)	363,000	11,205,810
Circuit City Stores, Inc.	550,300	10,444,694
Hot Topic, Inc. (a) (b)	524,000	6,990,160
Ross Stores, Inc.	186,300	5,458,590
TJX Cos., Inc.	420,600	11,995,512

		58,233,172

Thrifts & Mortgage Finance—3.6%
Hudson City Bancorp, Inc.	831,600	11,542,608
IndyMac Bancorp, Inc. (a)	328,000	14,812,480
The PMI Group, Inc.	170,900	8,061,353

		34,416,441

Trading Companies & Distributors—1.4%
United Rentals, Inc. (b)	519,700	13,215,971

Total Common Stock (Identified Cost $782,657,692)		908,528,957

Preferred Stock—1.2%
Security Description	Shares	Value*

Aerospace & Defense—1.2%
Empresa Brasileira de Aeronautica S.A. (ADR)	269,800	$11,177,814

Total Preferred Stock (Identified Cost $9,908,002)		11,177,814

Short Term Investments—2.9%
Security Description	Face Amount	Value*

Repurchase Agreement—2.9%
State Street Corp. Repurchase Agreement dated 12/29/06 at 1.700% to be repurchased at $27,028,104 on 01/02/07 collateralized by $20,910,000 U.S. Treasury Note 7.875% due 02/15/21 with a value of $27,836,438.	$27,023,000	27,023,000

Total Short Term Investments (Identified Cost $27,023,000)		27,023,000

Total Investments—100.2% (Identified Cost $819,588,694) (c)		946,729,771
Liabilities in excess of other assets		(1,587,176)

Total Net Assets—100%		$945,142,595

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $102,960,709 and the collateral received consisted of cash in the amount of $106,158,228.
(b)	Non-Income Producing.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $819,287,029 and the composition of unrealized appreciation and depreciation of investment securities was $152,446,558 and $(25,003,816), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$946,729,771
Cash		102
Collateral for securities loaned		106,158,228
Receivable for:
Securities sold		7,475
Fund shares sold		1,832,683
Accrued interest and dividends		820,230
Foreign taxes		3,391

Total Assets		1,055,551,880
Liabilities
Payable for:
Fund shares redeemed	$2,537,785
Securities purchased	932,044
Withholding taxes	10,291
Return of collateral for securities loaned	106,158,228
Accrued expenses:
Management fees	522,637
Service and distribution fees	77,854
Other expenses	170,446

Total Liabilities		110,409,285

Net Assets		$945,142,595

Net assets consists of:
Capital paid in		$780,144,176
Undistributed net investment income		5,438,013
Accumulated net realized gains		32,419,476
Unrealized appreciation on investments and foreign currency		127,140,930

Net Assets		$945,142,595

Computation of offering price:
Class A
Net asset value and redemption price per share ($544,070,465 divided by 25,574,140 shares outstanding)		$21.27

Class B
Net asset value and redemption price per share ($312,191,958 divided by 14,827,923 shares outstanding)		$21.05

Class E
Net asset value and redemption price per share ($88,880,172 divided by 4,193,778 shares outstanding)		$21.19

Identified cost of investments		$819,588,694

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$12,167,334	(a)
Interest		779,083	(b)

		12,946,417
Expenses
Management fees	$5,480,161
Service and distribution fees—Class B	656,699
Service and distribution fees—Class E	136,579
Directors’ fees and expenses	23,102
Custodian	160,105
Audit and tax services	27,529
Legal	15,522
Printing	293,407
Insurance	13,609
Miscellaneous	5,325

Total Expenses	6,812,038
Expense reductions	(230,847)	6,581,191

Net Investment Income		6,365,226

Realized and Unrealized Gain
Realized gain on:
Investments—net	31,894,996
Foreign currency transactions—net	561	31,895,557

Unrealized appreciation on:
Investments—net	52,305,819
Foreign currency transactions—net	274	52,306,093

Net gain		84,201,650

Net Increase in Net Assets From Operations		$90,566,876

(a)	Net of foreign taxes of $61,057.
(b)	Includes income on securities loaned of $302,130.

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$6,365,226	$3,639,844
Net realized gain	31,895,557	72,027,591
Unrealized appreciation (depreciation)	52,306,093	(2,077,328)

Increase in net assets from operations	90,566,876	73,590,107

From Distributions to Shareholders
Net investment income
Class A	(2,278,227)	(1,093,272)
Class B	(662,115)	(154,056)
Class E	(335,325)	(131,834)

	(3,275,667)	(1,379,162)

Net realized gain
Class A	(41,155,752)	(31,397,414)
Class B	(22,662,908)	(11,326,185)
Class E	(8,496,351)	(6,923,173)

	(72,315,011)	(49,646,772)

Total distributions	(75,590,678)	(51,025,934)

Increase in net assets from capital share transactions	199,126,077	214,706,022

Total increase in net assets	214,102,275	237,270,195

Net Assets
Beginning of the period	731,040,320	493,770,125

End of the period	$945,142,595	$731,040,320

Undistributed Net Investment Income
End of the period	$5,438,013	$3,500,793

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	9,832,182	$200,950,338	8,737,915	$177,372,794
Reinvestments	2,095,223	43,433,979	1,812,085	32,490,686
Redemptions	(6,802,398)	(138,222,422)	(5,956,353)	(121,309,235)

Net increase	5,125,007	$106,161,895	4,593,647	$88,554,245

Class B
Sales	6,271,533	$127,421,240	6,217,998	$123,832,063
Reinvestments	1,135,038	23,325,023	645,320	11,480,241
Redemptions	(2,658,825)	(53,486,709)	(1,334,921)	(26,627,523)

Net increase	4,747,746	$97,259,554	5,528,397	$108,684,781

Class E
Sales	801,181	$16,648,526	1,463,500	$29,390,220
Reinvestments	427,270	8,831,676	394,355	7,055,007
Redemptions	(1,469,228)	(29,775,574)	(948,685)	(18,978,231)

Net increase (decrease)	(240,777)	$(4,295,372)	909,170	$17,466,996

Increase derived from capital share transactions		$199,126,077		$214,706,022

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.97	$20.67	$17.35	$12.76	$14.16

Income From Investment Operations
Net investment income	0.18 (b)	0.12	0.07	0.06	0.06
Net realized and unrealized gain (loss) of investments	2.18 (b)	2.08	3.82	4.58	(1.42)

Total from investment operations	2.36	2.20	3.89	4.64	(1.36)

Less Distributions
Distributions from net investment income	(0.11)	(0.06)	(0.05)	(0.05)	(0.01)
Distributions from net realized capital gains	(1.95)	(1.84)	(0.52)	0.00	(0.03)

Total distributions	(2.06)	(1.90)	(0.57)	(0.05)	(0.04)

Net Asset Value, End of Period	$21.27	$20.97	$20.67	$17.35	$12.76

Total Return (%)	11.5	12.3	22.9	36.5	(9.6)
Ratio of operating expenses to average net assets before expense reductions (%)	0.73	0.76	0.76	0.80	0.80
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.70	0.75	0.73	0.77	0.77
Ratio of net investment income to average net assets (%)	0.86	0.67	0.43	0.41	0.43
Portfolio turnover rate (%)	47	90	55	61	84
Net assets, end of period (000)	$544,070	$428,897	$327,782	$222,050	$156,117

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.78	$20.51	$17.23	$12.69	$14.12

Income From Investment Operations
Net investment income	0.12 (b)	0.07	0.03	0.03	0.01
Net realized and unrealized gain (loss) of investments	2.16 (b)	2.06	3.79	4.55	(1.40)

Total from investment operations	2.28	2.13	3.82	4.58	(1.39)

Less Distributions
Distributions from net investment income	(0.06)	(0.02)	(0.02)	(0.04)	(0.01)
Distributions from net realized capital gains	(1.95)	(1.84)	(0.52)	0.00	(0.03)

Total distributions	(2.01)	(1.86)	(0.54)	(0.04)	(0.04)

Net Asset Value, End of Period	$21.05	$20.78	$20.51	$17.23	$12.69

Total Return (%)	11.2	11.9	22.7	36.2	(9.9)
Ratio of operating expenses to average net assets before expense reductions (%)	0.98	1.01	1.01	1.05	1.05
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.95	0.99	0.98	1.02	1.02
Ratio of net investment income to average net assets (%)	0.61	0.46	0.17	0.18	0.17
Portfolio turnover rate (%)	47	90	55	61	84
Net assets, end of period (000)	$312,192	$209,448	$93,366	$27,173	$11,113

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(b)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$20.90	$20.61	$17.31	$12.74	$14.15

Income From Investment Operations
Net investment income	0.15 (b)	0.10	0.05	0.05	0.03
Net realized and unrealized gain (loss) of investments	2.17 (b)	2.06	3.81	4.57	(1.40)

Total from investment operations	2.32	2.16	3.86	4.62	(1.37)

Less Distributions
Distributions from net investment income	(0.08)	(0.03)	(0.04)	(0.05)	(0.01)
Distributions from net realized capital gains	(1.95)	(1.84)	(0.52)	0.00	(0.03)

Total distributions	(2.03)	(1.87)	(0.56)	(0.05)	(0.04)

Net Asset Value, End of Period	$21.19	$20.90	$20.61	$17.31	$12.74

Total Return (%)	11.3	12.1	22.8	36.4	(9.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.88	0.91	0.91	0.95	0.95
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.85	0.90	0.88	0.92	0.92
Ratio of net investment income to average net assets (%)	0.72	0.52	0.28	0.29	0.29
Portfolio turnover rate (%)	47	90	55	61	84
Net assets, end of period (000)	$88,880	$92,695	$72,652	$28,400	$5,735

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(b)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Neuberger Berman Mid Cap Value Portfolio (the ”Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Neuberger Berman Mid Cap Value Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-11

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

MSF-12

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Neuberger Berman Mid Cap Value Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$10,651,798	$22,015,796	$64,938,880	$29,010,138	$—	$—	$75,590,678	$51,025,934

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$10,842,527	$26,713,297	$127,442,595	$—	$164,998,419

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Neuberger Berman Mid Cap Value Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$524,105,684	$0	$377,987,632

MSF-13

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Neuberger Berman Mid Cap Value (a)	$5,480,161	0.650%	Of the first $1.0 billion
		0.600%	On amounts in excess of $1.0 billion

(a)	Prior to November 9, 2006, the rates paid to MetLife Advisers were 0.700% of the first $100 million, 0.675% of the next $250 million, 0.650% of the next $500 million, 0.625% of the next $750 million, and 0.600% on amounts in excess of $1.6 billion.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Neuberger Berman Management, Inc. is compensated to provide subadvisory services for the Neuberger Berman Mid Cap Value Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Portfolio’s outstanding loans at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material

MSF-14

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-15

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Neuberger Berman Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Neuberger Berman Mid Cap Value Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Mid Cap Value Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-16

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of Neuberger Berman Mid Cap Value Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	32,826,673.991	1,264,266.872	1,130,943.224	35,221,884.087

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	33,096,693.292	1,034,260.092	1,090,930.703	35,221,884.087

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	33,027,550.521	1,115,262.629	1,079,070.937	35,221,884.087

4. To eliminate the Fundamental Investment Restrictions relating to Options.	32,952,220.325	1,165,382.807	1,104,280.955	35,221,884.087

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	33,043,539.298	1,147,735.821	1,030,608.968	35,221,884.087

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	33,191,126.756	963,745.191	1,067,012.140	35,221,884.087

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	33,160,975.174	997,488.910	1,063,420.003	35,221,884.087

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	33,046,709.303	1,092,776.397	1,082,398.387	35,221,884.087

9. To revise the Fundamental Investment Restrictions relating to Commodities.	32,968,523.276	1,169,876.170	1,083,484.641	35,221,884.087

MSF-17

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-18

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-20

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-21

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-22

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio

MSF-23

Metropolitan Series Fund, Inc.

Neuberger Berman Mid Cap Value Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-24

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-25

Metropolitan Series Fund, Inc. Oppenheimer Global Equity Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Oppenheimer Global Equity Portfolio returned 16.6%, compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index1, which returned 20.1%. The average return of its peer group, the Lipper Variable Insurance Products Global Growth Funds Universe2, was 18.8% over the same period.

PORTFOLIO REVIEW

Economic growth was solid in most global regions, although investors did have some concerns about the potential effects of a slowing housing market in the United States and the rest of the English-speaking world. In the United States and Europe, inflation remained relatively contained, despite rising energy costs for much of the past year. In Japan, evidence continued to accumulate that the country’s risk of deflation—a big concern for investors just a few years ago—was behind it, as the country finished the period in the midst of its largest postwar economic expansion. Meanwhile, unemployment remained very low in the United States and the United Kingdom, but uncomfortably high in Germany and France. Many emerging markets continued to grow at an extremely rapid pace, with China’s economy expanding by an average of more than 10% annually, while India generated growth in the high single digits.

Against this economic backdrop, most stock markets around the world turned in impressive performances during the past 12 months, with international markets generally outpacing their U.S. counterparts. A weaker dollar also boosted returns for U.S. investors in foreign securities.

Our investment philosophy is based on the idea that earnings growth drives stock prices and that we are most likely to identify long-term earnings growth opportunities by examining trends that provide tailwinds for growth in the coming decade. We are very interested in attributes of industries and companies within those industries that are likely to be beneficiaries of these long-term trends.

We had some notable successes during the period with some of the Portfolio’s larger holdings, such as Infosys Technologies, Ltd., Reckitt Benckiser Plc, and Hennes & Mauritz AB, but also some significant underperformances from eBay, Inc., Advanced Micro Devices, Inc., and Boston Scientific Corp.

There were a few other disappointments, including a significant market slowdown in the demand for implantable cardiac defibrillators and a slowdown in the growth rate of knee and hip replacements that hurt a couple of our holdings.

Investments in software companies, Intuit, Inc. and Adobe Systems, Inc., continued to pay off, as the companies continued to innovate with new products that delight not only their existing customer bases but achieve even broader appeal. Investments in Inditex S.A., the owner of Zara Stores and Tesco Plc, one of the UK’s leading grocery chains, were worthwhile as they continued to grow rapidly worldwide, leveraging their scale and supply chain to achieve high economic returns. Investments in television companies, Zee Telefilms, Ltd. in India, and Grupo Televisa S.A. in Mexico, contributed positively to the Portfolio’s performance as they continued to retain high market shares in their respective markets and as the appeal of their programming grew worldwide.

We have found opportunities across a variety of areas particularly in technology. It should be noted that our investment decision making process considers the next three to five years as the operative period rather than the next quarter or two. We continued to favor L.M. Ericsson and Juniper Networks, Inc. Additionally, we have found opportunities to invest in the areas of analog and mixed signal semiconductors.

Companies such as Maxim Integrated Products, Inc. and Linear Technology Corp. continued to see high margin profitable growth. The Portfolio has also invested significantly in companies such as Carnival Corp. which runs the Carnival Cruise Lines and the car manufacturer Bayerische Motoren Werke AG. Automatic Data Processing, Inc., the leading payroll processor in the world, is another investment we were enthusiastic about.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Morgan Stanley Capital International (MSCI) World® Index is a capitalization weighted index that measures performance of stocks from around the world. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO

THE MSCI WORLD INDEX

Average Annual Returns as of December 31, 2006

	Oppenheimer Global Equity Portfolio			MSCI World Index
	Class A	Class B	Class E
1 Year	16.6%	16.4%	16.5%	20.1%
5 Years	11.6	N/A	11.4	10.0
Since Inception	8.7	16.9	7.8	7.5

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 4/26/04 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Telefonaktiebolaget LM Ericsson (Class B)	3.8%
Hennes & Mauritz AB (Series B)	2.0%
Vodafone Group, Plc.	1.9%
Microsoft Corp.	1.8%
Royal Bank of Scotland Group, Plc.	1.6%
Siemens AG	1.6%
Sanofi-Aventis	1.5%
Reckitt Benckiser, Plc.	1.5%
eBay, Inc.	1.5%
Credit Suisse Group	1.4%

Top Countries

% of Total Net Assets
United States	32.7%
United Kingdom	12.7%
Japan	10.6%
France	6.6%
Sweden	6.4%
Germany	5.6%
Switzerland	3.4%
Cayman Islands	3.1%
Mexico	3.1%
India	3.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Oppenheimer Global Equity—Class A	Actual	0.65%	$1,000.00	$1,132.30	$3.49
	Hypothetical	0.65%	$1,000.00	$1,021.89	$3.31

Oppenheimer Global Equity—Class B	Actual	0.90%	$1,000.00	$1,130.60	$4.83
	Hypothetical	0.90%	$1,000.00	$1,020.62	$4.58

Oppenheimer Global Equity—Class E	Actual	0.80%	$1,000.00	$1,132.00	$4.30
	Hypothetical	0.80%	$1,000.00	$1,021.13	$4.08

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—97.2% of Total Net Assets

Security Description	Shares	Value*

Bermuda—0.3%
Everest Re Group, Ltd.	26,830	$2,632,291

Canada—1.6%
Husky Energy, Inc.	153,700	10,292,387
Manulife Financial Corp.	141,860	4,789,936

		15,082,323

Cayman Islands—3.1%
ACE, Ltd.	98,170	5,946,157
GlobalSantaFe Corp.	138,440	8,137,503
Transocean, Inc. (a)	128,570	10,400,028
XL Capital, Ltd. (Class A)	65,110	4,689,222

		29,172,910

Denmark—0.3%
Novo Nordisk A/S	35,300	2,938,302

Finland—0.7%
Fortum Oyj	204,780	5,816,027
Neste Oil Oyj	23,120	702,160

		6,518,187

France—6.6%
Arkema (a) (b)	32,918	1,691,150
European Aeronautic Defense & Space Co.	304,157	10,465,286
LVMH Moet Hennessy Louis Vuitton S.A. (b)	108,421	11,394,007
NicOx S.A. (a) (b)	41,351	1,239,165
Sanofi-Aventis (b)	155,872	14,348,336
Société Générale (b)	49,519	8,375,415
Technip S.A. (b)	147,630	10,126,661
Total S.A. (b)	56,288	4,057,506

		61,697,526

Germany—4.9%
Allianz AG	57,805	11,802,515
Bayerische Motoren Werke AG	154,998	8,868,947
SAP AG	193,972	10,298,425
Siemens AG	152,117	15,074,110

		46,043,997

Hong Kong—0.4%
Hutchison Whampoa, Ltd.	347,000	3,512,837

India—3.1%
Hindustan Lever, Ltd.	994,400	4,881,200
ICICI Bank, Ltd. (ADR)	58,930	2,459,738
Infosys Technologies, Ltd.	238,326	12,071,504
Wire & Wireless India, Ltd. (a) (c) (d)	519,230	0
Zee News, Ltd. (a) (c) (d)	469,488	0
Zee Telefilms, Ltd. (d)	1,038,460	9,008,086

		28,420,528

Italy—0.5%
Bulgari S.p.A. (b)	326,200	4,613,894

Security Description	Shares	Value*

Japan—10.6%
Canon, Inc. (b)	67,100	$3,799,749
Chugai Pharmaceutical Co., Ltd. (b)	161,400	3,332,416
Credit Saison Co., Ltd.	171,200	5,863,652
Fanuc, Ltd.	26,500	2,598,440
Hoya Corp.	154,600	6,034,832
KDDI Corp.	1,338	9,080,249
Keyence Corp. (b)	20,300	5,015,472
Kyocera Corp.	50,800	4,797,065
Murata Manufacturing Co., Ltd.	126,500	8,571,837
Nidec Corp. (b)	35,000	2,710,895
Nintendo Co., Ltd.	20,900	5,417,712
Resona Holdings, Inc. (b)	1,299	3,553,343
Secom Co., Ltd.	73,500	3,815,168
Sega Sammy Holdings, Inc.	56,000	1,512,020
Seven & I Holdings Co., Ltd.	73,991	2,303,316
Shionogi & Co., Ltd.	244,000	4,779,845
Sony Corp.	251,928	10,798,533
Square Enix Co., Ltd. (b)	136,400	3,579,527
Sumitomo Mitsui Financial Group, Inc.	186	1,897,211
Toyota Motor Corp.	141,900	9,306,300

		98,767,582

Mexico—2.5%
Fomento Economico Mexicano S.A. de C.V.	608,620	7,063,610
Grupo Modelo S.A. de C.V. (b)	840,710	4,654,827
Grupo Televisa S.A. (ADR)	410,970	11,100,299

		22,818,736

Netherlands—1.2%
Koninklijke Philips Electronics NV	290,848	10,960,488

Norway—0.4%
Tandberg ASA (b)	270,570	4,079,366

Panama—1.3%
Carnival Corp.	243,570	11,947,108

Singapore—0.2%
Singapore Press Holdings, Ltd.	763,000	2,128,598

South Korea—1.9%
Hyundai Heavy Industries Co., Ltd.	22,577	3,049,043
Samsung Electronics Co., Ltd.	9,519	6,234,259
SK Telecom Co., Ltd. (ADR)	333,540	8,832,139

		18,115,441

Spain—0.9%
Inditex S.A.	163,690	8,792,915

Sweden—6.4%
Hennes & Mauritz AB (Series B)	362,710	18,288,918
Investor AB	234,254	5,729,808
Telefonaktiebolaget LM Ericsson (Class B)	8,895,080	35,890,664

		59,909,390

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Switzerland—3.4%
Credit Suisse Group	183,056	$12,759,885
Novartis AG	85,192	4,891,116
Roche Holding AG	65,782	11,758,690
Syngenta AG	11,901	2,211,528

		31,621,219

Taiwan—1.5%
BenQ Corp. (a)	2,913,000	1,558,347
MediaTek, Inc.	645,100	6,677,245
Taiwan Semiconductor Manufacturing Co., Ltd.	2,809,686	5,824,784

		14,060,376

United Kingdom—12.7%
3i Group, Plc.	121,790	2,402,248
BP, Plc. (ADR)	108,050	7,250,155
Burberry Group, Plc.	329,023	4,136,710
Cadbury Schweppes, Plc.	913,801	9,780,031
Diageo, Plc.	268,718	5,275,651
Experian Group, Ltd. (a)	163,858	1,920,106
Home Retail Group (a)	145,883	1,168,394
HSBC Holdings, Plc.	505,692	9,268,732
Pearson, Plc.	265,722	4,003,161
Prudential, Plc.	641,782	8,769,119
Reckitt Benckiser, Plc.	298,748	13,654,398
Royal Bank of Scotland Group, Plc.	393,012	15,279,189
RT Group, Plc. (c) (d) (e)	282,264	0
Smith & Nephew, Plc.	472,498	4,931,511
Tesco, Plc.	967,808	7,650,349
Vodafone Group, Plc.	6,539,701	18,045,738
WPP Group, Plc.	340,525	4,612,937

		118,148,429

United States—32.7%
3M Co.	113,870	8,873,889
Adobe Systems, Inc. (a)	289,870	11,919,455
Advanced Micro Devices, Inc. (a)	506,310	10,303,409
Affymetrix, Inc. (b)	81,840	1,887,230
Altera Corp. (a)	293,630	5,778,638
Amgen, Inc. (a)	63,640	4,347,248
AtheroGenics, Inc. (a) (b)	191,000	1,892,810
Automatic Data Processing, Inc.	220,110	10,840,418
Avis Budget Group, Inc. (a)	33,480	726,181
Avon Products, Inc.	126,760	4,188,150
Berkshire Hathaway, Inc. (Class B) (a)	1,540	5,645,640
Biomet, Inc.	140,480	5,797,610
Boeing Co.	70,760	6,286,318
Boston Scientific Corp. (a)	361,781	6,215,398
Chevron Corp.	87,470	6,431,669
Cisco Systems, Inc. (a)	156,010	4,263,753
Coach, Inc. (a)	124,980	5,369,141
Colgate-Palmolive Co.	86,300	5,630,212
Corning, Inc. (a)	430,110	8,047,358
Cree, Inc. (a) (b)	145,240	2,515,557
eBay, Inc. (a)	450,930	13,559,465
Emerson Electric Co.	211,400	9,320,626
Express Scripts, Inc. (a)	45,820	3,280,712

Security Description	Shares	Value*

United States—(Continued)
Genentech, Inc. (a)	47,140	$3,824,468
Getty Images, Inc. (a)	58,000	2,483,560
Gilead Sciences, Inc. (a)	107,680	6,991,662
International Game Technology	130,070	6,009,234
International Rectifier Corp. (a)	89,210	3,437,261
Intuit, Inc. (a)	237,220	7,237,582
Johnson & Johnson	35,650	2,353,613
JPMorgan Chase & Co.	96,140	4,643,562
Juniper Networks, Inc. (a)	451,300	8,547,622
Linear Technology Corp.	90,110	2,732,135
Lockheed Martin Corp.	56,680	5,218,528
Maxim Integrated Products, Inc.	207,590	6,356,406
McDonald’s Corp.	136,600	6,055,478
Medtronic, Inc.	64,860	3,470,659
Microsoft Corp.	565,960	16,899,566
Morgan Stanley	125,670	10,233,308
Nektar Therapeutics (b)	68,770	1,045,992
Northern Trust Corp.	147,460	8,949,348
Northrop Grumman Corp.	63,130	4,273,901
Nuvelo, Inc. (a)	48,790	195,160
Qualcomm, Inc.	12,200	461,038
Quest Diagnostics, Inc.	72,940	3,865,820
Raytheon Co.	104,250	5,504,400
Realogy Corp. (a)	89,145	2,702,876
Regeneron Pharmaceuticals, Inc.	43,890	880,872
Sirius Satellite Radio, Inc. (b)	1,771,960	6,272,738
The Walt Disney Co.	189,360	6,489,367
Theravance, Inc. (a)	68,680	2,121,525
Tiffany & Co.	190,900	7,490,916
Wal-Mart Stores, Inc.	183,510	8,474,492
Xilinx, Inc.	196,190	4,671,284
Yahoo!, Inc. (a)	63,100	1,611,574

		304,626,834

Total Common Stock (Identified Cost $813,318,270)		906,609,277

Preferred Stock—2.2%

Brazil—0.9%
Empresa Brasileira de Aeronautica S.A. (ADR)	203,210	8,418,990

Germany—0.7%
Porsche AG (b)	4,858	6,176,613

Mexico—0.6%
Companhia de Bebidas das Americas (ADR)	118,950	5,804,760

Total Preferred Stock (Identified Cost $16,212,994)		20,400,363

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2006

Short Term Investments—0.4%

Security Description	Face Amount	Value*

United States—0.4%
State Street Corp. Repurchase Agreement dated 12/29/06 at 1.700% to be repurchased at $3,874,722 on 01/02/07 collateralized by $2,955,000 U.S. Treasury Bond 8.125% due 05/15/21 with a value of $3,956,101.	$3,874,000	$3,874,000

Total Short Term Investments (Identified Cost $3,874,000)		3,874,000

Total Investments 99.8% (Identified Cost $833,405,264) (f)		930,883,640
Other assets less liabilities		1,993,340

Total Net Assets—100%		$932,876,980

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $ 73,458,529 and the collateral received consisted of cash in the amount of $ 76,992,590.
(c)	Zero Valued Security.
(d)	Security was valued in good faith under procedures established by the Board of Directors.
(e)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $835,798,274 and the composition of unrealized appreciation and depreciation of investment securities was $115,950,887 and $(20,865,521), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2006	Percentage of Total Net Assets
Semiconductors & Semiconductor Equipment	6.8%
Communications Equipment	6.1%
Commercial Banks	5.5%
Software	5.4%
Pharmaceuticals	5.1%
Media	4.9%
Insurance	4.7%
Aerospace & Defense	4.3%
Wireless Telecommunication Services	3.9%
Specialty Retail	3.7%

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$930,883,640
Cash		113
Foreign cash at value		2,740,264
Collateral for securities loaned		76,992,590
Receivable for:
Securities sold		684,634
Fund shares sold		350,520
Accrued interest and dividends		938,414
Foreign taxes		80,582

Total Assets		1,012,670,757
Liabilities
Payable for:
Fund shares redeemed	$1,339,535
Withholding taxes	716,117
Return of collateral for securities loaned	76,992,590
Accrued expenses:
Management fees	405,642
Service and distribution fees	57,907
Other expenses	281,986

Total Liabilities		79,793,777

Net Assets		$932,876,980

Net assets consists of:
Capital paid in		$814,861,998
Undistributed net investment income		8,353,803
Accumulated net realized gains		12,851,073
Unrealized appreciation on investments and foreign currency		96,810,106

Net Assets		$932,876,980

Computation of offering price:
Class A
Net asset value and redemption price per share ($648,023,621 divided by 38,427,398 shares outstanding)		$16.86

Class B
Net asset value and redemption price per share ($260,541,927 divided by 15,502,384 shares outstanding)		$16.81

Class E
Net asset value and redemption price per share ($24,311,432 divided by 1,446,266 shares outstanding)		$16.81

Identified cost of investments		$833,405,264

Identified cost of foreign cash		$2,718,301

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$12,949,124	(a)
Interest		47,006	(b)

		12,996,130
Expenses
Management fees	$3,398,350
Service and distribution fees—Class B	360,057
Service and distribution fees—Class E	34,382
Directors’ fees and expenses	23,102
Custodian	561,976
Audit and tax services	31,696
Legal	11,113
Printing	209,302
Insurance	9,058
Miscellaneous	3,221

Total expenses		4,642,257

Net Investment Income		8,353,873

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	12,988,738
Futures contracts—net	(35,933)
Foreign currency transactions—net	393,263	13,346,068

Unrealized appreciation on:
Investments—net	61,064,771
Foreign currency transactions—net	6,854	61,071,625

Net gain		74,417,693

Net Increase in Net Assets From Operations		$82,771,566

(a)	Net of foreign taxes of $684,390.
(b)	Includes income on securities loaned of $201,896.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$8,353,873	$1,974,347
Net realized gain	13,346,068	31,727,129
Unrealized appreciation	61,071,625	2,587,913

Increase in net assets from operations	82,771,566	36,289,389

From Distributions to Shareholders
Net investment income
Class A	(6,101,747)	(1,195,708)
Class B	(1,075,045)	(28,384)
Class E	(559,487)	(72,970)

	(7,736,279)	(1,297,062)

Net realized gain
Class A	(4,715,671)	0
Class B	(926,967)	0
Class E	(454,856)	0

	(6,097,494)	0

Total distributions	(13,833,773)	(1,297,062)

Increase in net assets from capital share transactions	589,438,114	25,378,718

Total increase in net assets	658,375,907	60,371,045
Net Assets
Beginning of the period	274,501,073	214,130,028

End of the period	$932,876,980	$274,501,073

Undistributed Net Investment Income
End of the period	$8,353,803	$7,339,997

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	28,196,746	$445,346,815	2,951,153	$40,627,131
Reinvestments	687,257	10,817,418	93,269	1,195,708
Redemptions	(5,417,003)	(83,897,755)	(2,999,866)	(41,159,654)

Net increase	23,467,000	$372,266,478	44,556	$663,185

Class B
Sales	15,166,597	$239,200,993	1,767,004	$24,687,695
Reinvestments	127,354	2,002,012	2,219	28,384
Redemptions	(1,637,262)	(25,211,269)	(203,081)	(2,819,690)

Net increase	13,656,689	$215,991,736	1,566,142	$21,896,389

Class E
Sales	421,002	$6,535,337	525,760	$7,300,604
Reinvestments	64,608	1,014,343	5,705	72,970
Redemptions	(412,215)	(6,369,780)	(331,933)	(4,554,430)

Net increase	73,395	$1,179,900	199,532	$2,819,144

Increase derived from capital share transactions		$589,438,114		$25,378,718

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.11	$13.09	$11.43	$8.98	$10.86

Income From Investment Operations
Net investment income	0.21 (d)	0.12	0.11	0.14	0.13
Net realized and unrealized gain (loss) of investments	2.26 (d)	1.98	1.74	2.52	(1.84)

Total from investment operations	2.47	2.10	1.85	2.66	(1.71)

Less Distributions
Distributions from net investment income	(0.41)	(0.08)	(0.19)	(0.21)	(0.17)
Distributions from net realized capital gains	(0.31)	0.00	0.00	0.00	0.00

Total distributions	(0.72)	(0.08)	(0.19)	(0.21)	(0.17)

Net Asset Value, End of Period	$16.86	$15.11	$13.09	$11.43	$8.98

Total Return (%)	16.6	16.2	16.4	30.5	(16.0)
Ratio of operating expenses to average net assets (%)	0.66	0.93	0.81	0.84	0.81
Ratio of net investment income to average net assets (%)	1.37	0.87	0.95	1.35	1.27
Portfolio turnover rate (%)	73	115	79	65	45
Net assets, end of period (000)	$648,024	$226,037	$195,181	$179,334	$143,518

	Class B
	Year ended December 31,
	2006	2005	2004(a)
Net Asset Value, Beginning of Period	$15.06	$13.04	$11.59

Income From Investment Operations
Net investment income	0.17 (d)	0.05	0.02
Net realized and unrealized gain on investments	2.25 (d)	2.02	1.43

Total from investment operations	2.42	2.07	1.45

Less Distributions
Distributions from net investment income	(0.36)	(0.05)	0.00
Distributions from net realized capital gains	(0.31)	0.00	0.00

Total distributions	(0.67)	(0.05)	0.00

Net Asset Value, End of Period	$16.81	$15.06	$13.04

Total Return (%)	16.4	16.0	12.5	(b)
Ratio of operating expenses to average net assets (%)	0.91	1.18	1.06	(c)
Ratio of net investment income to average net assets (%)	1.09	0.53	0.54	(c)
Portfolio turnover rate (%)	73	115	79
Net assets, end of period (000)	$260,542	$27,790	$3,646

(a)	Commencement of operations was April 26, 2004 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	Per share amounts based on a average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.06	$13.04	$11.40	$8.96	$10.85

Income From Investment Operations
Net investment income	0.18 (a)	0.11	0.11	0.13	0.19
Net realized and unrealized gain (loss) of investments	2.27 (a)	1.97	1.71	2.52	(1.91)

Total from investment operations	2.45	2.08	1.82	2.65	(1.72)

Less Distributions
Distributions from net investment income	(0.39)	(0.06)	(0.18)	(0.21)	(0.17)
Distributions from net realized capital gains	(0.31)	0.00	0.00	0.00	0.00

Total distributions	(0.70)	(0.06)	(0.18)	(0.21)	(0.17)

Net Asset Value, End of Period	$16.81	$15.06	$13.04	$11.40	$8.96

Total Return (%)	16.5	16.1	16.1	30.4	(16.1)
Ratio of operating expenses to average net assets (%)	0.81	1.08	0.96	0.99	0.96
Ratio of net investment income to average net assets (%)	1.13	0.71	0.81	1.08	1.18
Portfolio turnover rate (%)	73	115	79	65	45
Net assets, end of period (000)	$24,311	$20,674	$15,303	$10,515	$2,870

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Oppenheimer Global Equity Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Oppenheimer Global Equity Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-12

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on its non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at

MSF-13

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Fund Concentration:

The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in a foreign currency and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-14

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Oppenheimer Global Equity Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$7,736,279	$1,297,062	$6,097,494	$—	$—	$—	$13,833,773	$1,297,062

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards And Deferrals	Total
$13,411,903	$10,438,932	$94,417,096	$—	$118,267,931

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Oppenheimer Global Equity Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$1,061,843,702	$0	$476,815,574

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Oppenheimer Global Equity	$3,398,350	0.900%	Of the first $50 million
		0.550%	Of the next $50 million
		0.500%	Of the next $400 million
		0.475%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. OppenheimerFunds, Inc. is compensated to provide subadvisory services for the Oppenheimer Global Equity Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

MSF-16

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Oppenheimer Global Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Oppenheimer Global Equity Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Oppenheimer Global Equity Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-18

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of Oppenheimer Global Equity Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total

1. To revise the Fundamental Investment Restrictions relating to Borrowing.	17,552,313.089	608,753.932	618,304.290	18,779,371.311

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	17,695,612.057	550,463.334	533,295.920	18,779,371.311

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	17,625,989.484	600,495.273	552,886.554	18,779,371.311

4. To eliminate the Fundamental Investment Restrictions relating to Options.	17,518,429.998	684,128.057	576,813.256	18,779,371.311

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	17,599,414.090	618,354.882	561,602.339	18,779,371.311

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	17,716,069.733	521,769.476	541,532.102	18,779,371.311

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	17,684,247.271	534,470.250	560,653.790	18,779,371.311

8. To revise the Fundamental Investment Restrictions relating to Commodities.	17,596,251.479	590,024.326	593,095.506	18,779,371.311

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-23

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-24

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

MSF-25

Metropolitan Series Fund, Inc.

Oppenheimer Global Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Fund, Inc. Russell 2000 Index Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Managed by Metropolitan Life Insurance Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Russell 2000 Index Portfolio returned 18.0%, compared to its benchmark, the Russell 2000 Index,1 which returned 18.4%. The Portfolio’s performance cannot exactly duplicate the Russell 2000 Index’s return because of differences that primarily result from sampling, pricing, and transaction costs.

PORTFOLIO REVIEW

The Russell 2000 Index had a positive return for the fourth consecutive year. Over the four-year period ending December 31, 2006, the Russell 2000 Index returned 21.1% annualized. During the first quarter of 2006, the Russell 2000 Index returned 13.9% despite mixed earnings and macroeconomic reports. However, inflation concerns and increased volatility resulted in a second quarter return of negative 5.0%. During the second half of the year, the Russell 2000 Index returned 9.4%. This second half rally was largely attributable to falling oil prices, the announcement of several large merger & acquisition deals and the Federal Reserve’s view on economic growth and inflationary pressures. During the first half of 2006, the Federal Reserve continued its measured increases in the Fed Funds Rate, raising the target 100 basis points to 5.25% at mid-year; however, during the second half of 2006, the Federal Reserve paused its interest rate increases, maintaining the Fed Funds Rate at 5.25% at year-end. The price of oil surged from $61 to $78 per barrel through July, up 24% from the beginning of the year, before falling in the second half, closing back at $61 per barrel at year-end. Some of the factors driving the equity markets included geopolitical concerns, energy prices, Federal Reserve interest rate policy, corporate earnings, employment data, and the U.S. Dollar.

All 12 sectors comprising the Russell 2000 Index experienced positive returns for the year. Consumer Staples (1.8% beginning weight), up 32.4%, was the best-performing sector. The next best-performing sectors were Materials & Processing (9.7% beginning weight), Utilities (3.7% beginning weight), and Other (0.6% beginning weight), up 31.0%, 28.9% and 26.6%, respectively. Financial Services (23.4% beginning weight), returning 19.7%, had the largest positive impact on the benchmark return this year. Health Care (11.9% beginning weight) lagged all other sectors, returning 9.2% for the year. The stocks with the largest positive impact on the performance of the index were Hansen Natural, up 141.6%; Veritas DGC, up 141.3%; and Frontier Oil, up 73.0%. The stocks with the largest negative impact were Neurocrine Biosciences, down 83.4%; Onyx Pharmaceuticals, down 63.2%; and Openwave Systems, down 47.2%.

On June 30, 2006, Frank Russell underwent their annual reconstitution. In total, 287 companies were added to the Russell 2000 Index and 267 were deleted. The difference of 20 names is due to IPO additions on a quarterly basis and attrition throughout the period between annual reconstitutions. The post-rebalance average market cap of a Russell 2000 constituent was roughly $1 billion. The annual Russell 2000 reconstitution generated approximately 35% turnover.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

Average Annual Returns as of December 31, 2006

	Russell 2000 Index Portfolio			Russell 2000 Index
	Class A	Class B	Class E
1 Year	18.0%	17.6%	17.7%	18.4%
5 Years	11.0	10.7	10.9	11.4
Since Inception	9.6	9.8	9.5	10.0

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 1/2/01 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
iShares Russell 2000 Index Fund	4.1%
Veritas DGC, Inc.	0.2%
Alexandria Real Estate Equities, Inc.	0.2%
Time Warner Telecom, Inc.	0.2%
Realty Income Corp.	0.2%
Phillips-Van Heusen Corp.	0.2%
Polycom, Inc.	0.2%
Varian Semiconductor Equipment Associates, Inc.	0.2%
Hologic, Inc.	0.2%
Big Lots, Inc.	0.2%

Top Sectors

% of Equity Market Value
Financial Services	24.1%
Consumer Discretionary	19.5%
Technology	13.3%
Health Care	11.2%
Materials & Processing	9.3%
Producer Durables	7.3%
Other Energy	4.6%
Utilities	4.3%
Auto & Transportation	3.8%
Consumer Staples	2.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Russell 2000 Index—Class A	Actual	0.34%	$1,000.00	$1,090.40	$1.79
	Hypothetical	0.34%	$1,000.00	$1,023.47	$1.73

Russell 2000 Index—Class B	Actual	0.59%	$1,000.00	$1,088.10	$3.11
	Hypothetical	0.59%	$1,000.00	$1,022.20	$3.01

Russell 2000 Index—Class E	Actual	0.49%	$1,000.00	$1,089.30	$2.58
	Hypothetical	0.49%	$1,000.00	$1,022.71	$2.50

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—95.3% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—1.3%
AAR Corp. (a)	14,050	$410,120
Argon, Inc. (a) (b)	4,467	96,219
BE Aerospace, Inc.	29,460	756,533
Ceradyne, Inc. (a) (b)	9,837	555,791
Cubic Corp.	5,113	110,952
Curtiss Wright Corp. (a)	15,488	574,295
DynCorp. International, Inc.	9,367	148,654
EDO Corp. (a)	5,132	121,834
Essex Corp. (a) (b)	9,373	224,109
Esterline Technologies Corp.	9,672	389,105
GenCorp, Inc. (a)	20,367	285,545
HEICO Corp. (Class A)	371	12,087
HEICO Corp. (Class B) (a)	8,239	319,920
Herley Industries, Inc. (a) (b)	5,598	90,632
Hexcel Corp. (a)	35,959	626,046
K&F Industries Holdings, Inc. (a)	6,476	147,070
Ladish, Inc. (a)	4,826	178,948
Moog, Inc.	13,549	517,436
MTC Technologies, Inc. (b)	3,316	78,092
Orbital Sciences Corp. (b)	21,384	394,321
Taser International, Inc. (a)	19,871	151,218
Teledyne Technologies, Inc. (a) (b)	13,049	523,656
Triumph Group, Inc. (a)	5,638	295,600
United Industrial Corp. (a)	4,197	212,998

		7,221,181

Air Freight & Logistics—0.4%
ABX Air, Inc. (a)	19,408	134,497
Atlas Air Worldwide Holdings, Inc. (a)	8,052	358,314
Dynamex, Inc. (a)	4,083	95,379
EGL, Inc.	12,786	380,767
Forward Air Corp.	11,946	345,598
Hub Group, Inc. (Class A)	13,822	380,796
Pacer International, Inc.	14,280	425,116

		2,120,467

Airlines—0.6%
AirTran Holdings, Inc. (a) (b)	32,569	382,360
Alaska Air Group, Inc. (a) (b)	15,091	596,094
ExpressJet Holdings, Inc.	15,961	129,284
Frontier Airlines Holdings, Inc. (a)	12,420	91,908
JetBlue Airways Corp. (a) (b)	65,150	925,130
Mesa Air Group, Inc. (a)	14,947	128,096
Republic Airways Holdings, Inc. (b)	11,258	188,909
SkyWest, Inc.	25,021	638,286

		3,080,067

Auto Components—0.8%
Aftermarket Technology Corp.	7,198	153,174
American Axle & Manufacturing Holdings, Inc. (a)	17,721	336,522
ArvinMeritor, Inc. (a)	26,037	474,655
Bandag, Inc. (a)	4,766	240,349
Cooper Tire & Rubber Co.	21,039	300,858
Drew Industries, Inc. (a) (b)	6,424	167,088
Fuel System Solutions, Inc.	4,429	97,792
GenTek, Inc. (a)	3,403	117,710

Security Description	Shares	Value*

Airlines—(Continued)
Lear Corp. (a) (b)	25,693	$758,714
LKQ Corp. (a) (b)	15,508	356,529
Modine Manufacturing Co.	13,136	328,794
Noble International, Ltd. (a)	4,558	91,388
Sauer-Danfoss, Inc.	3,084	99,459
Superior Industries International, Inc. (a)	7,938	152,965
Tenneco, Inc.	15,670	387,362
Visteon Corp.	44,218	374,969

		4,438,328

Automobiles—0.1%
Fleetwood Enterprises, Inc. (a)	23,099	182,713
Monaco Coach Corp. (a) (b)	9,051	128,162
Winnebago Industries, Inc. (a)	11,901	391,662

		702,537

Beverages—0.1%
Boston Beer, Inc. (a) (b)	4,833	173,891
Coca-Cola Bottling Co.	2,141	146,509
Jones Soda Co. (a)	8,544	105,091
MGP Ingredients, Inc. (a)	3,407	77,032

		502,523

Biotechnology—2.6%
Acadia Pharmaceuticals, Inc. (a)	9,227	81,105
Alexion Pharmaceuticals, Inc. (a) (b)	14,092	569,176
Alkermes, Inc. (b)	34,549	461,920
Alnylam Pharmaceuticals, Inc. (a)	11,811	252,755
Applera Corp.—Celera Genomics (b)	30,527	427,073
Arena Pharmaceuticals, Inc.	16,001	206,573
Ariad Pharmaceuticals, Inc. (a)	21,812	112,114
Array Biopharma, Inc. (a)	20,217	261,204
BioCryst Pharmaceuticals, Inc. (a)	8,872	102,560
BioMarin Pharmaceutical, Inc. (b)	33,865	555,047
Cepheid, Inc. (a) (b)	20,040	170,340
Cotherix, Inc. (b)	7,685	103,671
Cubist Pharmaceuticals, Inc. (b)	19,499	353,127
CV Therapeutics, Inc. (a)	19,908	277,916
deCODE genetics, Inc. (a) (b)	23,851	108,045
Dendreon Corp. (a)	26,010	108,462
Digene Corp. (a) (b)	7,484	358,633
Encysive Pharmaceuticals, Inc. (a) (b)	24,646	103,760
Enzon Pharmaceuticals, Inc. (a)	15,476	131,701
Genomic Health, Inc.	5,015	93,279
Geron Corp. (a)	22,774	199,956
GTx, Inc. (b)	5,105	91,073
Human Genome Sciences, Inc. (a) (b)	46,910	583,560
ICOS Corp. (b)	25,122	848,872
Idenix Pharmaceuticals, Inc. (a) (b)	9,534	82,850
Incyte Corp. (a) (b)	27,378	159,888
Indevus Pharmaceuticals, Inc. (a)	19,151	135,972
InterMune, Inc. (a) (b)	10,030	308,423
ISIS Pharmaceuticals, Inc. (a)	26,008	289,209
Keryx Biopharmaceuticals, Inc. (b)	15,693	208,717
Lexicon Genetics, Inc. (a)	38,516	139,043
MannKind Corp. (a) (b)	8,062	132,942

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Biotechnology—(Continued)
Martek Biosciences Corp. (b)	12,359	$288,459
Maxygen, Inc. (a)	11,376	122,520
Medarex, Inc. (a) (b)	46,835	692,690
Momenta Pharmaceuticals, Inc. (a)	8,618	135,561
Monogram Biosciences, Inc. (a)	40,442	71,987
Myriad Genetics, Inc. (a) (b)	16,125	504,712
Nabi Biopharmaceuticals (a) (b)	19,772	134,054
Neurocrine Biosciences, Inc. (b)	12,908	134,501
Northfield Laboratories, Inc. (a)	8,731	35,535
Novavax, Inc. (a)	23,794	97,555
Nuvelo, Inc. (b)	19,244	76,976
Onyx Pharmaceuticals, Inc. (a) (b)	17,987	190,302
OSI Pharmaceuticals, Inc.	21,306	745,284
Palatin Technologies, Inc. (b)	1	2
Panacos Pharmaceuticals, Inc. (a) (b)	19,898	79,791
Peregrine Pharmaceuticals, Inc. (a)	68,383	79,324
Pharmion Corp. (a) (b)	8,108	208,700
Progenics Pharmaceuticals, Inc.	8,091	208,262
Regeneron Pharmaceuticals, Inc.	19,526	391,887
Rigel Pharmaceuticals, Inc. (b)	9,576	113,667
Savient Pharmaceuticals, Inc.	20,981	235,197
Senomyx, Inc. (b)	10,540	136,915
Sirna Therapeutics, Inc. (a)	16,389	213,221
Solexa, Inc. (a)	9,177	120,678
Tanox, Inc. (a) (b)	7,862	156,454
Telik, Inc. (a) (b)	19,117	84,688
Trimeris, Inc. (a) (b)	7,171	91,143
United Therapeutics Corp. (b)	8,930	485,524
Zymogenetics, Inc. (a)	12,336	192,072

		14,046,627

Building Products—0.6%
AAON, Inc.	3,329	87,486
American Woodmark Corp. (a)	5,518	230,928
Ameron International Corp. (a)	3,679	280,965
Apogee Enterprises, Inc. (a)	10,965	211,734
Builders Firstsource, Inc.	5,203	92,770
Elk Corp.	8,638	354,935
Goodman Global, Inc.	8,577	147,524
Griffon Corp. (a) (b)	11,786	300,543
Insteel Industries, Inc. (a)	4,954	88,132
Jacuzzi Brands, Inc. (a)	26,825	333,435
NCI Building Systems, Inc.	8,030	415,553
PW Eagle, Inc. (a)	3,763	129,824
Simpson Manufacturing Co., Inc. (a)	13,456	425,882
Trex Co., Inc. (a) (b)	4,101	93,872
Universal Forest Products, Inc.	5,792	270,023

		3,463,606

Capital Markets—1.2%
Apollo Investment Corp. (a)	30,770	689,248
Ares Capital Corp.	17,340	331,367
Calamos Asset Management, Inc.	10,356	277,851
Capital Southwest Corp. (a)	913	115,257
Cohen & Steers, Inc. (a)	4,670	187,594
Gamco Investors, Inc. (a)	2,073	79,728

Security Description	Shares	Value*

Capital Markets—(Continued)
GFI Group, Inc. (a) (b)	4,137	$257,570
Gladstone Capital Corp. (a)	3,939	93,984
Greenhill & Co., Inc. (a)	7,020	518,076
Harris & Harris Group, Inc. (a) (b)	7,641	92,380
Knight Capital Group, Inc.	39,069	748,953
LaBranche & Co., Inc. (a) (b)	17,128	168,368
MarketAxess Holdings, Inc. (a)	14,371	195,014
MCG Capital Corp. (a)	20,824	423,144
optionsXpress Holdings, Inc. (a)	7,020	159,284
Piper Jaffray Co. (a)	7,865	512,405
Stifel Financial Corp. (a)	4,207	165,041
SWS Group, Inc.	5,459	194,886
Technology Investment Capital Corp. (a)	8,657	139,724
TradeStation Group, Inc. (a)	8,870	121,962
Waddell & Reed Financial, Inc. (Class A)	31,402	859,159

		6,330,995

Chemicals—1.6%
A. Schulman, Inc. (a)	10,504	233,714
American Vanguard Corp. (a)	9,543	151,734
Arch Chemicals, Inc. (a)	7,973	265,581
Balchem Corp.	3,922	100,717
Calgon Carbon Corp. (a)	15,460	95,852
CF Industries Holdings, Inc.	18,892	484,391
Ferro Corp.	15,010	310,557
Georgia Gulf Corp. (a)	11,817	228,186
H.B. Fuller Co.	21,714	560,656
Hercules, Inc. (b)	42,983	830,002
Innospec, Inc.	5,648	262,914
Koppers Holdings, Inc. (a)	3,848	100,317
MacDermid, Inc. (a)	9,830	335,203
Minerals Technologies, Inc. (a)	7,437	437,221
NewMarket Corp. (a)	5,976	352,883
Olin Corp.	29,007	479,196
OM Group, Inc.	11,273	510,441
Omnova Solutions, Inc.	16,077	73,633
Pioneer Companies, Inc. (a)	4,217	120,859
PolyOne Corp. (a)	31,965	239,738
Rockwood Holdings, Inc.	12,049	304,358
Sensient Technologies Corp. (a)	17,198	423,071
Spartech Corp. (a)	13,147	344,714
Symyx Technologies, Inc. (a) (b)	11,655	251,631
Terra Industries, Inc. (a)	38,940	466,501
Tronox, Inc. (a)	13,666	215,786
W.R. Grace & Co. (a) (c)	27,108	536,738
Zoltek Companies, Inc. (a)	5,861	115,286

		8,831,880

Commercial Banks—6.8%
1st Source Corp.	4,396	141,243
Alabama National Bancorp	5,971	410,387
Amcore Financial, Inc. (a)	8,213	268,319
Americanwest Bancorp (a)	3,389	82,082
Ameris Bancorp	5,673	159,865
Arrow Financial Corp.	3,623	89,742
Bancfirst Corp. (a)	3,574	192,996

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Banctrust Financial Group, Inc. (a)	3,598	$91,821
Bank of Granite Corp. (a)	6,602	125,240
Bank of the Ozarks, Inc. (a)	4,816	159,217
BankFinancial Corp. (a)	7,767	138,330
Banner Corp. (a)	4,200	186,228
Boston Private Financial Holdings, Inc. (a)	14,052	396,407
Cadence Financial Corp.	3,516	76,192
Camden National Corp. (a)	3,268	150,720
Capital City Bank Group, Inc. (a)	5,262	185,749
Capital Corp. of the West (a)	3,036	97,425
Capitol Bancorp, Ltd. (a)	5,117	236,405
Cardinal Financial Corp. (a)	7,941	81,395
Cascade Bancorp. (a)	9,743	302,325
Cathay General Bancorp (a) (b)	19,205	662,765
Centennial Bank Holdings, Inc.	20,017	189,361
Center Financial Corp. (a)	4,207	100,842
Central Pacific Financial Corp. (a)	12,519	485,236
Chemical Financial Corp. (a)	10,606	353,180
Chittenden Corp.	18,563	569,698
Citizens Banking Corp. (a)	15,545	411,942
City Holdings Co.	6,400	261,696
Cobiz, Inc. (a)	5,100	112,404
Columbia BanCorp	3,598	95,167
Columbia Banking Systems, Inc.	6,690	234,953
Community Bancorp N.V. (b)	4,761	143,735
Community Bank Systems, Inc. (a)	10,287	236,601
Community Bank, Inc. (a)	8,852	245,732
Community Trust Bancorp, Inc.	6,608	274,430
CVB Financial Corp.	22,684	328,011
Enterprise Financial Services Corp. (a)	3,091	100,705
F.N.B. Corp. (a)	19,868	362,988
F.N.B. Corp. (Virginia) (a)	2,623	108,986
Farmers Capital Bank Corp.	2,435	83,107
First Bancorp (a)	4,498	98,236
First Bancorp (Puerto Rico)	24,029	228,996
First Charter Corp.	12,810	315,126
First Commonwealth Financial Corp. (a)	24,741	332,272
First Community Bancorp, Inc.	9,368	489,665
First Community Bancshares, Inc. (a)	3,168	125,326
First Financial Bancorp (a)	11,494	190,915
First Financial Bankshares, Inc. (a)	7,129	298,420
First Financial Corp. (a)	4,482	158,887
First Indiana Corp. (a)	5,860	148,610
First Merchants Corp.	7,299	198,460
First Midwest Bancorp, Inc. (a)	19,066	737,473
First Regional Bancorp	2,784	94,907
First Republic Bank	9,219	360,279
First South BanCorp, Inc.	2,989	95,319
First State Bancorp	7,686	190,228
FirstMerit Corp.	28,372	684,900
Frontier Financial Corp. (a)	13,787	402,994
GB&T Bancshares, Inc. (a)	6,632	147,031
Glacier Bancorp, Inc. (a)	18,255	446,152
Great Southern Bancorp, Inc. (a)	5,384	158,882
Greater Bay Bancorp	17,767	467,805
Greene County Bancshares, Inc.	2,999	119,150
Hancock Holding Co.	9,534	503,777

Security Description	Shares	Value*

Commercial Banks—(Continued)
Hanmi Financial Corp.	14,049	$316,524
Harleysville National Corp. (a)	9,807	189,373
Heartland Financial USA, Inc. (a)	5,150	148,578
Heritage Commerce Corp.	4,076	108,585
Horizon Financial Corp.	4,444	106,923
IBERIABANK Corp. (a)	4,181	246,888
Independent Bank Corp. (a)	7,931	200,575
Independent Bank Corp. (Massachusetts) (a)	6,872	247,598
Integra Bank Corp.	6,044	166,331
Interchange Financial Services Corp. (a)	7,059	162,286
International Bancshares Corp. (a)	18,098	559,409
Investors Bancorp, Inc.	22,246	349,930
Irwin Financial Corp. (a)	9,478	214,487
Lakeland Bancorp, Inc. (a)	8,374	124,773
Lakeland Financial Corp.	4,806	122,697
Macatawa Bank Corp. (a)	5,289	112,444
Mainsource Financial Group, Inc.	6,779	114,833
MB Financial, Inc. (a)	11,531	433,681
MBT Financial Corp. (a)	5,287	80,997
Mercantile Bankcorp (a)	2,457	92,629
Mid-State Bancshares (a)	8,118	295,414
Midwest Banc Holdings, Inc. (a)	6,195	147,131
Nara Bancorp, Inc. (a)	9,629	201,439
National Penn Bancshares, Inc. (a)	17,348	351,297
NBT Bancorp, Inc.	11,877	302,982
Northern Empire Bancshares (a)	3,380	99,845
Old National Bancorp (a)	23,710	448,593
Old Second Bancorp, Inc. (a)	4,900	143,570
Omega Financial Corp. (a)	5,833	186,189
Oriental Financial Group, Inc. (a)	6,400	82,880
Pacific Capital Bancorp (a)	18,358	616,462
Park National Corp. (a)	4,468	442,332
People’s Bancorp, Inc.	3,541	105,168
Pinnacle Financial Partners, Inc. (a) (b)	5,384	178,641
Placer Sierra Bancshares (a)	4,266	101,403
Preferred Bank (Los Angeles, CA)	1,555	93,440
Premierwest Bancorp (a)	5,242	83,662
PrivateBancorp, Inc. (a)	6,351	264,392
Prosperity Bancshares, Inc. (a)	8,772	302,722
Provident Bankshares Corp. (a)	12,031	428,304
R & G Financial Corp. (Class B)	10,201	78,038
Renasant Corp. (a)	7,356	225,314
Republic Bancorp, Inc.	25,770	346,864
S&T Bancorp, Inc.	8,981	311,371
S.Y. Bancorp, Inc. (a)	4,911	137,508
Sandy Spring Bancorp, Inc.	5,744	219,306
SCBT Financial Corp. (a)	3,327	138,836
Seacoast Banking Corp. (a)	6,358	157,678
Security Bank Corp. (a)	5,076	115,834
Shore Bancshares, Inc.	3,063	92,380
Signature Bank (b)	10,022	310,482
Simmons First National Corp. (a)	4,677	147,559
Smithtown Bancorp, Inc. (a)	2,860	77,563
Southside Bancshares, Inc. (a)	3,632	93,451
Southwest Bancorp, Inc. (Oklahoma)	6,952	193,683
State National Bancshares, Inc. (a)	3,721	143,221
Sterling Bancorp (a)	8,328	164,062

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Commercial Banks—(Continued)
Sterling Bancshares, Inc.	26,838	$349,431
Sterling Financial Corp. (Pennsylvania) (a)	10,781	255,186
Sterling Financial Corp. (Washington)	15,419	521,316
Suffolk Bancorp (a)	3,640	138,793
Sun Bancorp, Inc. (New Jersey) (a)	4,900	103,243
Superior Bancorp	9,764	110,724
Susquehanna Bancshares, Inc.	19,900	534,912
SVB Financial Group (a) (b)	13,819	644,242
Taylor Capital Group, Inc.	2,299	84,166
Texas Capital Bancshares, Inc.	8,026	159,557
Texas United Bancshares, Inc. (a)	3,356	115,245
The Bancorp, Inc. (a)	3,585	106,116
Tompkins Trustco, Inc.	3,247	147,576
TriCo Bancshares	4,816	131,043
Trustmark Corp. (a)	17,391	568,860
UCBH Holdings, Inc. (a)	35,375	621,185
UMB Financial Corp.	11,482	419,208
Umpqua Holdings Corp. (a)	20,951	616,588
Union Bankshares Corp.	4,652	142,305
United Bankshares, Inc.	13,511	522,200
United Community Bank, Inc.	11,809	381,667
Univest Corp. (a)	3,709	113,050
USB Holding, Inc. (a)	3,609	86,977
Virginia Commerce Bancorp, Inc. (a) (b)	7,130	141,744
Virginia Financial Group, Inc. (a)	3,871	108,349
Washington Trust Bancorp, Inc. (a)	4,321	120,513
WesBanco, Inc. (a)	7,824	262,339
West Bancorp, Inc. (a)	5,850	104,013
West Coast Bancorp	5,829	201,917
WestAmerica Bancorp (a)	11,650	589,839
Western Alliance BanCorp (a)	4,611	160,324
Wilshire Bancorp, Inc. (a)	4,762	90,335
Wintrust Financial Corp.	10,403	499,552
Yardville National Bancorp (a)	3,368	127,041

		37,135,550

Commercial Services & Supplies—3.9%
ABM Industries, Inc. (a)	15,112	343,194
Acco Brands Corp. (a)	18,198	481,701
Administaff, Inc.	9,228	394,682
Ambassadors Intenational, Inc.	2,669	121,760
American Ecology Corp. (a)	6,843	126,664
American Reprographics Co. (a) (b)	8,945	297,958
Amrep Corp.	647	79,258
Banta Corp.	8,393	305,505
Bowne & Co., Inc. (a)	13,220	210,727
Brady Corp. (a)	17,083	636,854
Casella Waste Systems, Inc. (a)	6,512	79,642
CBIZ, Inc. (a)	20,992	146,314
CDI Corp. (a)	4,048	100,795
Cenveo, Inc.	18,733	397,140
Clean Harbors, Inc.	6,693	324,008
Coinstar, Inc. (a)	10,718	327,649
COMSYS IT Partners, Inc. (a)	6,067	122,614
Consolidated Graphics, Inc.	4,965	293,283
Cornell Companies, Inc.	4,592	84,171

Security Description	Shares	Value*

Commercial Services & Supplies—(Continued)
CoStar Group, Inc.	6,563	$351,514
CRA International, Inc. (b)	3,858	202,159
Deluxe Corp.	20,453	515,416
Diamond Management Technology, Inc.	9,770	121,539
Ennis Business Forms, Inc.	8,338	203,947
Exponent, Inc.	8,272	154,356
First Consulting Group, Inc.	8,193	112,736
FTI Consulting, Inc.	14,750	411,377
G&K Services, Inc.	8,006	311,353
Global Cash Access, Inc. (a) (b)	11,612	188,463
Healthcare Services Group, Inc. (a)	9,604	278,132
Heidrick & Struggles International, Inc. (a) (b)	7,652	324,139
Herman Miller, Inc.	25,006	909,218
Hudson Highland Group, Inc. (a) (b)	8,850	147,618
Huron Consulting Group, Inc. (b)	6,034	273,582
ICT Group, Inc. (a) (b)	2,551	80,586
IHS, Inc.	8,101	319,827
IKON Office Solutions, Inc.	42,007	687,655
John H. Harland Co. (a)	9,491	476,448
Kelly Services, Inc. (Class A) (a)	6,631	191,901
Kenexa Corp. (b)	5,603	186,356
Kforce, Inc.	11,332	137,910
Knoll, Inc. (b)	11,328	249,216
Korn/Ferry International, Inc. (a) (b)	14,696	337,420
Labor Ready, Inc. (a)	19,496	357,362
Layne Christensen Co. (a)	4,133	135,686
LECG Corp. (a) (b)	8,724	161,220
McGrath Rentcorp (a)	8,769	268,594
Mine Safety Appliances Co. (a)	10,995	402,967
Mobile Mini, Inc. (a) (b)	12,179	328,102
Navigant Consulting, Inc. (a) (b)	16,584	327,700
On Assignment, Inc. (a) (b)	9,863	115,890
PeopleSupport, Inc. (b)	8,942	188,229
PHH Corp.	18,910	545,932
Pike Electric Corp. (a)	5,415	88,427
Resources Connection, Inc. (b)	17,185	547,170
Rollins, Inc.	10,521	232,619
SAIC, Inc. (a)	40,897	727,558
Schawk, Inc. (a)	6,595	128,866
School Specialty, Inc. (a)	8,915	334,223
Sitel Corp.	22,241	93,857
Spherion Corp.	23,740	176,388
Synagro Technologies, Inc. (a)	23,225	102,655
Team, Inc.	2,495	86,901
Teletech Holdings, Inc.	12,520	298,978
Tetra Technologies, Inc.	21,894	396,062
The Advisory Board Co. (b)	6,513	348,706
The Geo Group, Inc.	6,966	261,364
The Standard Register Co.	6,295	75,540
United Stationers, Inc.	12,076	563,828
Viad Corp. (a)	9,211	373,967
Volt Information Sciences, Inc. (a)	3,184	159,869
Waste Connections, Inc. (b)	16,002	664,883
Waste Industries USA, Inc.	2,839	86,646
Waste Services, Inc. (a)	14,230	140,165
Watson Wyatt & Co. Holdings (b)	15,864	716,260

		21,483,401

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Communications Equipment—2.6%
3Com Corp. (b)	146,629	$602,645
Acme Packet, Inc. (a)	5,080	104,851
Adtran, Inc. (a)	23,237	527,480
Anaren, Inc. (a) (b)	8,998	159,804
Andrew Corp. (b)	61,080	624,848
Arris Group, Inc. (b)	41,605	520,479
Avanex Corp. (a)	59,807	113,035
Avocent Corp. (b)	18,426	623,720
Bel Fuse, Inc. (Class B) (a)	3,876	134,846
Black Box Corp. (a)	6,037	253,494
Blue Coat Systems, Inc. (a) (b)	8,320	199,264
Bookham, Inc. (a) (b)	26,722	108,759
C-COR, Inc. (a)	16,582	184,723
CommScope, Inc. (a) (b)	22,076	672,876
Comtech Group, Inc. ( a)	6,862	124,820
Comtech Telecommunications Corp. (a) (b)	9,455	359,952
Digi International, Inc.	12,182	167,990
Ditech Networks, Inc. (a)	9,747	67,449
Dycom Industries, Inc. (a) (b)	17,175	362,736
EMS Technologies, Inc.	5,492	110,005
Extreme Networks, Inc.	41,400	173,466
Finisar Corp. (a)	94,179	304,198
Foundry Networks, Inc. (b)	54,402	814,942
Harmonic, Inc. (a)	24,790	180,223
Inter-Tel, Inc. (a)	7,313	162,056
Interdigital Commerce Corp. (a)	18,150	608,933
Ixia (a) (b)	14,919	143,222
Loral Space & Communications, Inc. (a)	4,175	170,006
MasTec, Inc. (a) (b)	17,117	197,530
MRV Communications, Inc. (a)	57,850	204,789
Netgear, Inc. (a)	11,451	300,589
Oplink Communications, Inc. (b)	5,294	108,845
Packeteer, Inc. (b)	16,170	219,912
Plantronics, Inc. (a)	16,838	356,966
Polycom, Inc. (b)	32,780	1,013,230
Powerwave Technologies, Inc. (a) (b)	47,097	303,776
Redback Networks, Inc. (a) (b)	22,428	559,354
SafeNet, Inc. (a) (b)	8,748	209,427
Sonus Networks, Inc. (a) (b)	95,132	626,920
Stratex Networks, Inc. (a) (b)	34,185	165,114
Sycamore Networks, Inc.	74,282	279,300
Symmetricom, Inc. (a)	18,002	160,578
Tekelec, Inc. (a) (b)	19,958	295,977
UTStarcom, Inc. (a) (b)	49,808	435,820
ViaSat, Inc. (a) (b)	8,138	242,594

		14,261,543

Computers & Peripherals—1.2%
Adaptec, Inc. (a)	38,048	177,304
Avid Technology, Inc. (a) (b)	16,132	601,078
Brocade Communications Systems, Inc.	99,715	818,660
Concurrent Computer Corp. (b)	1	2
Electronics for Imaging, Inc. (b)	21,767	578,567
Emulex Corp. (b)	32,738	638,718
Gateway, Inc. (a) (b)	118,553	238,292
Hutchinson Technology, Inc. (a) (b)	10,438	246,024

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Hypercom Corp. (a)	16,588	$105,334
Imation Corp.	12,404	575,918
Intermec, Inc. (a) (b)	19,076	462,974
Komag, Inc. (a)	10,860	411,377
McDATA Corp. (Class A) (a) (b)	62,650	347,707
Neoware, Inc.	7,010	92,602
Novatel Wireless, Inc. (a) (b)	9,676	93,567
Palm, Inc. (a)	37,095	522,669
Quantum Corp. (a)	75,985	176,285
Rackable Systems, Inc. (a) (b)	9,441	292,388
Stratasys, Inc. (a)	3,679	115,557
Synaptics, Inc. (a)	9,134	271,188

		6,766,211

Construction & Engineering—0.6%
Comfort Systems USA, Inc. (a)	12,729	160,895
EMCOR Group, Inc.	11,790	670,262
Granite Construction, Inc.	12,945	651,392
Infrasource Services, Inc.	9,285	202,135
Insituform Technologies, Inc. (a) (b)	11,469	296,588
Integrated Electrical Services, Inc. (a)	5,516	98,130
Perini Corp.	7,513	231,250
Washington Group International, Inc. (b)	11,279	674,371

		2,985,023

Construction Materials—0.2%
Headwaters, Inc. (a) (b)	15,089	361,532
Texas Industries, Inc. (a)	8,457	543,193
U.S. Concrete, Inc. (a)	11,824	84,187

		988,912

Consumer Finance—0.5%
Advance America Cash Advance Centers, Inc. (a)	23,332	341,814
Advanta Corp. (Class B)	7,251	316,361
ASTA Funding, Inc. (a)	4,149	126,296
Cash America International, Inc. (a)	11,727	549,996
CompuCredit Corp. (a)	7,564	301,123
Credit Acceptance Corp. (a)	3,520	117,322
Dollar Financial Corp. ( b)	4,535	126,345
EzCorp., Inc.	12,747	207,139
First Cash Financial Services (b)	9,754	252,336
World Acceptance Corp.	6,270	294,376

		2,633,108

Containers & Packaging—0.5%
AEP Industries, Inc.	2,605	138,873
AptarGroup, Inc.	13,179	778,088
Caraustar Industries, Inc. (a)	11,215	90,729
Chesapeake Corp.	6,265	106,630
Graphic Packaging Corp.	27,357	118,456
Greif Brothers Corp.	6,355	752,432
Myers Industries, Inc. (a)	8,698	136,211
Rock Tennessee Co.	11,409	309,298
Silgan Holdings, Inc.	8,988	394,753

		2,825,470

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Distributors—0.1%
Audiovox Corp. (a)	6,184	$87,133
Building Materials Holdings Corp. (a)	10,850	267,886
Core-Mark Holding Co., Inc. (a) (b)	3,709	124,066
Keystone Automotive Industries, Inc. (a)	6,290	213,797
Source Interlink Cos., Inc. (a)	10,894	88,895

		781,777

Diversified Consumer Services—1.0%
Bright Horizons Family Solutions, Inc. (b)	9,300	359,538
Coinmach Service Corp.	9,959	118,512
Corinthian Colleges, Inc. (a) (b)	32,130	437,932
DeVry, Inc. (b)	23,328	653,184
Home Solutions of America, Inc. (a)	13,387	78,448
INVESTools, Inc.	16,036	221,136
Jackson Hewitt Tax Service, Inc. (a)	14,174	481,491
Mathews International Corp. (a)	11,672	459,293
PrePaid Legal Services, Inc. (a)	3,127	122,359
Regis Corp. (a)	17,868	706,501
Sotheby’s Holdings, Inc. (Class A) (a)	24,701	766,225
Stewart Enterprises, Inc. (a)	46,475	290,469
Strayer Education, Inc.	5,260	557,823
Universal Technical Institute, Inc. (a) (b)	7,927	176,059
Vertrue, Inc. (a) (b)	2,518	96,716

		5,525,686

Diversified Financial Services—0.4%
Asset Acceptence Capital Corp.	5,980	100,584
Compass Diversified Trust (a)	4,571	78,393
Financial Federal Corp. (a)	9,727	286,071
Home Bancshares, Inc. (a)	4,259	102,386
International Securities Exchange, Inc.	14,269	667,647
Marlin Business Services Corp.	4,312	103,617
Pico Holdings, Inc. (a)	3,874	134,699
Portfolio Recovery Associates, Inc. (a)	6,738	314,597
Resource America, Inc.	5,263	138,943
Sanders Morris Harris Group, Inc.	6,532	83,414

		2,010,351

Diversified Telecommunication Services—1.0%
Alaska Communication Systems, Inc.	14,481	219,966
Broadwing Corp. (a)	27,848	434,986
Cbeyond, Inc. (a) (b)	5,845	178,799
Cincinnati Bell, Inc. (b)	95,654	437,139
Cogent Communications Group, Inc. (b)	10,355	167,958
Commonwealth Telephone Enterprises, Inc.	7,216	302,062
Consolidated Communications Holdings, Inc.	8,134	170,001
Covad Communications Group, Inc. (a)	101,601	140,209
CT Communications, Inc. (a)	6,641	152,212
Echelon Corp. (a)	9,320	74,560
Fairpoint Communications, Inc. (a)	12,430	235,548
General Communication, Inc. (a)	21,470	337,723
Globalstar, Inc.	7,220	100,430
Golden Telecom, Inc.	7,540	353,174
IDT Corp. (Class B) (a)	18,747	245,211
Iowa Telecommunications Services, Inc.	10,852	213,893

Security Description	Shares	Value*

Diversified Telecommunication Services—(Continued)
North Pittsburgh Systems, Inc. (a)	5,925	$143,029
NTELOS Holdings Corp. (b)	5,556	99,341
Premiere Global Services, Inc.	24,398	230,317
Shenandoah Telecommunications Co.	3,196	150,244
SureWest Communications (a)	6,370	175,430
Time Warner Telecom, Inc. (Class A)	52,227	1,040,884
Vonage Holdings Corp.	11,217	77,846

		5,680,962

Electric Utilities—1.0%
Allete, Inc. (a)	8,678	403,874
Cleco Corp.	19,808	499,756
Duquesne Light Holdings, Inc.	31,427	623,826
El Paso Electric Co.	16,724	407,564
Empire District Electric Co.	10,347	255,467
IDACORP, Inc. (a)	15,650	604,873
ITC Holdings Corp.	6,226	248,417
MGE Energy, Inc. (a)	7,993	292,384
Otter Tail Corp.	11,441	356,502
Portland General Electric Co.	9,183	250,237
UIL Holdings Corp.	8,480	357,771
Unisource Energy Corp.	12,712	464,369
Westar Energy, Inc. (a)	32,895	853,954

		5,618,994

Electrical Equipment—1.5%
A.O. Smith Corp.	6,942	260,741
Acuity Brands, Inc. (a)	17,174	893,735
American Superconductor Corp. (a)	12,644	124,038
Baldor Electric Co.	11,435	382,158
Belden CDT, Inc. (a)	15,657	612,032
Encore Wire Corp. (a)	7,971	175,442
Energy Conversion Devices, Inc. (a)	14,976	508,884
EnerSys (a)	16,083	257,328
Evergreen Solar, Inc. (a)	22,834	172,853
First Solar, Inc.	7,931	236,344
Franklin Electric, Inc.	7,810	401,356
FuelCell Energy, Inc. (a)	18,512	119,587
General Cable Corp.	18,869	824,764
GrafTech International, Ltd. (a)	34,012	235,363
II-VI, Inc. (b)	8,118	226,817
LSI Industries, Inc.	10,440	207,234
Medis Technologies, Ltd. (a)	7,243	126,245
Plug Power, Inc. (a)	25,654	99,794
Powell Industries, Inc.	2,987	94,300
Power-One, Inc. (a)	31,210	227,209
Regal Beloit Corp. (a)	11,903	625,026
Superior Essex, Inc.	6,952	231,154
The Genlyte Group, Inc.	9,099	710,723
The Lamson & Sessions Co. (a)	4,907	119,044
Vicor Corp. (a)	6,862	76,237
Woodward Governor Co. (a)	10,446	414,811

		8,363,219

Electronic Equipment & Instruments—2.3%
Acacia Research Corp. (a)	9,889	132,315
Aeroflex, Inc. (b)	29,678	347,826

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Electronic Equipment & Instruments—(Continued)

Agilysys, Inc. (a)	9,974	$166,965
Anixter International, Inc. (a) (b)	12,928	701,990
Benchmark Electronics, Inc.	23,157	564,105
Brightpoint, Inc. (a)	17,395	233,963
Checkpoint Systems, Inc.	13,610	274,922
Cogent, Inc. (a) (b)	15,177	167,099
Cognex Corp. (a)	17,247	410,824
Coherent, Inc. (b)	12,643	399,139
Color Kinetics, Inc. (a) (b)	4,601	98,231
CTS Corp. (a)	16,239	254,952
Daktronics, Inc. (a)	15,325	564,726
Digital Theater Systems, Inc. (b)	8,380	202,712
Electro Scientific Industries, Inc. (a) (b)	10,869	218,902
Excel Technology, Inc. (a) (b)	3,926	100,466
FLIR Systems, Inc. (b)	25,970	826,625
Gerber Scientific, Inc. (a)	8,160	102,490
Global Imaging Systems, Inc. (a)	18,082	396,900
ID Systems, Inc. (a)	4,127	77,670
Insight Enterprises, Inc. (b)	16,452	310,449
Itron, Inc. (a) (b)	9,817	508,913
Kemet Corp. (a) (b)	30,579	223,227
L 1 Identity Solutions, Inc. (a)	25,088	379,581
Littelfuse, Inc. (b)	7,349	234,286
LoJack Corp.	5,656	96,604
Measurement Specialties, Inc. (a)	6,776	146,633
Mercury Computer Systems, Inc. (a) (b)	7,510	100,334
Methode Electronics, Inc.	14,807	160,360
MTS Systems Corp.	7,526	290,654
Newport Corp. (b)	13,731	287,664
OSI Systems, Inc. (a)	6,662	139,436
OYO Geospace Corp.	1,414	82,139
Park Electrochemical Corp.	8,044	206,329
Paxar Corp.	13,947	321,618
Plexus Corp. (a) (b)	16,083	384,062
RadiSys Corp. (a)	9,234	153,931
Rofin-Sinar Technologies, Inc. (b)	6,333	382,893
Rogers Corp. (a)	6,021	356,142
ScanSource, Inc. (b)	10,344	314,458
SunPower Corp. (a)	4,959	184,326
SYNNEX Corp.	4,600	100,924
Technitrol, Inc. (a)	14,270	340,910
TTM Technologies, Inc. (b)	13,244	150,055
Universal Display Corp. (a)	8,227	123,487
X-Rite, Inc.	10,481	128,916
Zygo Corp.	6,353	104,507

		12,455,660

Energy Equipment & Services—2.0%
Allis-Chalmers Energy, Inc. (a) (b)	7,074	162,985
Atwood Oceanics, Inc. (b)	10,918	534,654
Basic Energy Services, Inc. (b)	7,133	175,828
Bristow Group, Inc. (a)	9,352	337,514
Bronco Drilling Co., Inc. (b)	4,908	84,369
CARBO Ceramics, Inc. (a)	8,246	308,153
Complete Production Services, Inc.	8,993	190,652
Dawson Geophysical Co.	2,720	99,090

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Dril-Quip, Inc. (b)	8,472	$331,763
Grey Wolf, Inc. (a) (b)	72,584	497,926
Gulf Islands Fabrication, Inc.	4,166	153,725
Gulfmark Offshore, Inc.	6,358	237,853
Hanover Compressor Co. (a) (b)	38,027	718,330
Hercules Offshore, Inc. (b)	6,970	201,433
Hornbeck Offshore Services, Inc. (a) (b)	10,445	372,886
Hydril Co. (a) (b)	6,872	516,706
Input/Output, Inc. (a) (b)	29,280	399,086
Lone Star Technologies, Inc. (b)	11,363	550,083
Lufkin Industries, Inc.	5,378	312,354
Matrix Service Co.	7,572	121,909
NATCO Group, Inc.	5,054	161,121
Newpark Resources, Inc. (a)	32,711	235,846
Oil States International, Inc. (b)	19,159	617,495
Parker Drilling Co.	39,857	325,632
PHI, Inc.	4,788	156,711
Pioneer Drilling Co. (a) (b)	14,250	189,240
RPC, Inc. (a)	10,814	182,532
Superior Well Services, Inc. (a)	3,937	100,630
Trico Marine Services, Inc. (a)	4,163	159,485
Universal Compression Holdings, Inc. (a) (b)	11,360	705,570
Veritas DGC, Inc. (a)	13,500	1,156,005
W-H Energy Services, Inc. (b)	10,795	525,609

		10,823,175

Food & Staples Retailing—0.8%
Casey’s General Stores, Inc.	18,712	440,668
Central European Distribution Corp. (a)	13,138	390,199
Great Atlantic & Pacific Tea Co., Inc. (a)	8,703	224,015
Ingles Markets, Inc.	4,474	133,280
Longs Drug Stores Corp.	12,720	539,074
Nash Finch Co. (a)	6,075	165,847
Pathmark Stores, Inc. (a)	22,620	252,213
Performance Food Group Co. (b)	13,901	384,224
Ruddick Corp.	13,894	385,558
Smart & Final, Inc.	5,192	98,129
Spartan Stores, Inc.	7,601	159,089
The Andersons, Inc. (a)	4,644	196,859
The Topps Co., Inc. (a)	11,918	106,070
United Natural Foods, Inc. (a) (b)	14,937	536,537
Weis Markets, Inc. (a)	3,248	130,277
Wild Oats Markets, Inc. (a)	10,328	148,517

		4,290,556

Food Products—1.1%
Chiquita Brands International, Inc. (a)	15,323	244,708
Darling International, Inc. (a)	29,085	160,258
Delta & Pine Land Co.	13,252	536,044
Diamond Foods, Inc. (a)	6,188	117,634
Flowers Foods, Inc.	19,002	512,864
Gold Kist, Inc.	19,969	419,748
Green Mountain Coffee Roasters, Inc. (a)	1,926	94,817
Hain Celestial Group, Inc. (b)	10,793	336,850
Imperial Sugar Co. (a)	4,412	106,815
J & J Snack Foods Corp.	5,158	213,541

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Food Products—(Continued)
Lancaster Colony Corp.	8,557	$379,161
Lance, Inc.	10,266	206,141
Peet’s Coffee & Tea, Inc. (a) (b)	5,683	149,122
Pilgrim’s Pride Corp.	15,763	463,905
Premium Standard Farms, Inc.	5,476	101,689
Ralcorp Holdings, Inc. (b)	10,155	516,788
Reddy Ice Holdings, Inc. (a)	6,316	163,079
Sanderson Farms, Inc. (a)	6,025	182,497
Seabord Corp. (a)	140	247,100
Tootsie Roll Industries, Inc. (a)	14,632	478,466
TreeHouse Foods, Inc. (b)	10,964	342,077

		5,973,304

Gas Utilities—0.9%
Cascade Natural Gas Corp. (a)	4,390	113,789
EnergySouth, Inc.	2,472	99,127
Laclede Group, Inc.	7,405	259,397
New Jersey Resources Corp.	9,788	475,501
Nicor, Inc. (a)	16,162	756,382
Northwest Natural Gas Co.	10,847	460,347
Peoples Energy Corp. (a)	14,099	628,392
Piedmont Natural Gas Co. (a)	27,804	743,757
South Jersey Industries, Inc.	12,005	401,087
Southwest Gas Corp.	15,634	599,877
WGL Holdings, Inc.	18,125	590,512

		5,128,168

Health Care Equipment & Supplies—3.0%
Abaxis, Inc. (a)	6,884	132,517
ABIOMED, Inc. (a)	7,543	106,356
Adeza Biomedical Corp. (a)	5,802	86,508
Align Technology, Inc. (a)	20,358	284,401
American Medical Systems Holdings, Inc. (a) (b)	26,077	482,946
Analogic Corp.	5,910	331,787
Angiodynamics, Inc.	4,745	101,970
Arrow International, Inc.	7,862	278,158
ArthroCare Corp. (a) (b)	9,400	375,248
Aspect Medical Systems, Inc. (a) (b)	5,497	103,399
Biosite, Inc. (a)	5,946	290,462
Candela Corp.	9,102	112,592
Conceptus, Inc.	8,798	187,309
Conmed Corp.	10,292	237,951
Conor Medsystems, Inc. (b)	12,335	386,456
Cyberonics, Inc. (a)	6,939	143,221
Datascope Corp.	6,246	227,604
DJ Orthopedics, Inc.	9,247	395,957
ev3, Inc. (a) (b)	5,272	90,837
Foxhollow Technologies, Inc. (b)	10,059	217,073
Greatbatch, Inc. (b)	9,835	264,758
Haemonetics Corp. (a)	9,698	436,604
HealthTronics, Inc. (a) (b)	11,300	75,258
Hologic, Inc. (a) (b)	20,111	950,848
I Flow Corp. (a)	12,765	190,837
ICU Medical, Inc. (b)	6,350	258,318
Immucor, Inc. (b)	24,195	707,220
Integra LifeSciences Holdings (a) (b)	7,005	298,343

Security Description	Shares	Value*

Health Care Equipment & Supplies—(Continued)
IntraLase Corp. (a)	8,195	$183,404
Invacare Corp. (a)	11,989	294,330
Inverness Medical Innovations, Inc. (a) (b)	12,516	484,369
Kensey Nash Corp. (a)	5,896	187,493
Kyphon, Inc. (a) (b)	16,300	658,520
Lifecell Corp. (a)	12,585	303,802
Medical Action Industries, Inc.	3,592	115,806
Mentor Corp. (a)	13,348	652,317
Meridian Bioscience, Inc.	7,708	189,077
Merit Medical Systems, Inc. (a) (b)	11,890	188,338
Natus Medical, Inc. (a)	7,179	119,243
NuVasive, Inc. (a) (b)	12,015	277,546
OraSure Technologies, Inc. (a) (b)	22,879	188,981
Palomar Medical Technologies, Inc. (a) (b)	7,164	363,000
PolyMedica Corp. (a)	9,490	383,491
Quidel Corp.	11,820	160,988
Sirona Dental Systems, Inc. (a)	6,289	242,189
SonoSite, Inc. (a) (b)	6,353	196,498
Spectranetics Corp. (a) (b)	11,727	132,398
Stereotaxis, Inc. (a)	6,668	68,814
STERIS Corp.	26,296	661,870
SurModics, Inc. (a)	6,054	188,400
Symmetry Medical, Inc. (a) (b)	12,723	175,959
ThermoGenesis Corp. (a)	21,400	92,234
Thoratec Corp. (a) (b)	22,194	390,171
Viasys Healthcare, Inc. (b)	13,117	364,915
Vital Signs, Inc.	2,652	132,388
West Pharmaceutical Services, Inc. (a)	11,942	611,789
Wright Medical Group, Inc. (a) (b)	11,673	271,747
Zoll Medical Corp.	3,543	206,344

		16,241,359

Health Care Providers & Services—2.2%
Air Methods Corp. (a)	4,119	115,003
Amedisys, Inc. (a) (b)	9,690	318,510
AMERIGROUP Corp.	19,792	710,335
AMN Healthcare Services, Inc. (b)	11,363	312,937
AmSurg Corp. (a) (b)	9,913	227,999
Apria Healthcare Group, Inc. (a) (b)	16,827	448,440
BIO-Reference Laboratories, Inc. (a)	3,984	89,600
Capital Senior Living Corp. (a)	8,511	90,557
Centene Corp. (b)	15,935	391,523
Chemed Corp. (a)	9,038	334,225
Corvel Corp. (a)	3,024	143,852
Cross Country Healthcare, Inc. (a)	11,102	242,246
Five Star Quality Care, Inc.	12,026	134,090
Genesis HealthCare Corp. (a)	7,852	370,850
Gentiva Health Services, Inc. (a) (b)	12,173	232,017
HealthExtras, Inc. (a) (b)	9,336	224,998
Healthspring, Inc. (b)	6,344	129,100
Healthways, Inc. (a)	13,696	653,436
Horizon Health Corp. (a) (b)	5,842	114,328
Hythiam, Inc. (a)	10,642	98,332
inVentiv Health, Inc. (b)	11,095	392,208
Kindred Healthcare, Inc. (b)	11,830	298,708
Landauer, Inc. (a)	3,870	203,059
LCA-Vision, Inc. (a)	8,091	278,007

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Providers & Services—(Continued)
LHC Group, Inc. (a)	4,496	$128,181
Magellan Health Services, Inc.	13,623	588,786
Matria Healthcare, Inc. (a) (b)	7,881	226,421
MedCath Corp.	3,584	98,058
Molina Healthcare, Inc. (a) (b)	4,534	147,400
National Healthcare Corp.	2,378	131,266
Odyssey Healthcare, Inc. (a)	11,365	150,700
Option Care, Inc. (a)	9,739	138,781
Owens & Minor, Inc.	15,073	471,333
Parexel International Corp. (b)	11,174	323,711
Providence Service Corp. (a)	5,925	148,895
PSS World Medical, Inc.	27,293	533,032
Psychiatric Solutions, Inc. (a) (b)	20,322	762,481
Radiation Therapy Services, Inc. (a) (b)	5,996	188,994
RehabCare Group, Inc. (b)	6,845	101,648
Res-Care, Inc.	9,560	173,514
Sun Healthcare Group, Inc.	9,064	114,478
Sunrise Assisted Living, Inc. (a)	17,652	542,269
Symbion, Inc. (a) (b)	5,800	107,358
United Surgical Partners International, Inc. (a) (b)	16,160	458,136

		12,089,802

Health Care Technology—0.4%
Allscripts Heathcare Solutions, Inc. (a) (b)	16,425	443,311
Computer Programs & Systems, Inc. (a)	3,571	121,378
Dendrite International, Inc.	13,945	149,351
Eclipsys Corp.	16,059	330,173
Emageon, Inc. (a) (b)	10,301	158,223
Omnicell, Inc. (a)	10,254	191,032
Per-Se Technologies, Inc. (a)	12,237	339,944
Phase Forward, Inc.	12,878	192,913
Trizetto Group (a) (b)	18,106	332,607
Vital Images, Inc. (b)	4,292	149,362

		2,408,294

Hotels, Restaurants & Leisure—3.0%
AFC Enterprises, Inc. (a)	12,354	218,295
Ambassadors Group, Inc.	7,264	220,462
Ameristar Casinos, Inc.	11,035	339,216
Applebee’s International, Inc. (a)	28,423	701,195
Bally Technologies, Inc. (a)	21,239	396,745
BJ’s Restaurants, Inc. (a) (b)	5,028	101,616
Bluegreen Corp. (a)	9,075	116,432
Bob Evans Farms, Inc. (a)	12,675	433,739
Buffalo Wild Wings, Inc.	3,743	199,128
California Pizza Kitchen, Inc.	7,481	249,192
CBRL Group, Inc. (a)	12,270	549,205
CEC Entertainment, Inc. (b)	12,863	517,736
Century Casinos, Inc.	7,674	85,642
Chipotle Mexican Grill, Inc. (Class A)	8,600	447,200
Churchill Downs, Inc.	3,742	159,933
CKE Restaurants, Inc. (a)	26,742	492,053
Denny’s Corp. (a)	29,921	140,928
Domino’s Pizza, Inc. (a)	13,090	366,520
Gaylord Entertainment Co.	15,806	805,000
Great Wolf Resorts, Inc. (a) (b)	9,455	131,992

Security Description	Shares	Value*

Hotels, Restaurants & Leisure—(Continued)
IHOP Corp. (a)	7,076	$372,905
Isle of Capri Casinos, Inc. (a)	5,448	144,808
Jack in the Box, Inc.	13,159	803,225
Krispy Kreme Doughnuts, Inc. (a) (b)	25,045	278,000
Landry’s Restaurants, Inc. (a)	5,380	161,884
Life Time Fitness, Inc. (a)	11,751	570,041
Lodgian, Inc.	8,228	111,901
Luby’s, Inc.	8,119	88,416
Marcus Corp.	7,423	189,880
McCormick & Schmick’s Seafood Restaurants, Inc. (b)	4,456	107,122
Monarch Casino & Resort, Inc. (a)	3,955	94,445
Morgans Hotel Group Co. (a)	6,796	115,056
MTR Gaming Group, Inc.	8,530	104,237
Multimedia Games, Inc. (a)	10,372	99,571
O’Charleys, Inc.	10,491	223,249
P.F. Chang’s China Bistro, Inc. (a) (b)	10,525	403,950
Papa John’s International, Inc. (a)	8,708	252,619
Pinnacle Entertainment, Inc.	17,603	583,363
Progressive Gaming International Corp. (a)	14,302	129,719
RARE Hospitality International, Inc. (b)	13,630	448,836
Red Robin Gourmet Burgers, Inc. (a) (b)	5,773	206,962
Riviera Holdings Corp. (a)	4,133	99,853
Ruby Tuesday, Inc. (a)	22,732	623,766
Ruth’s Chris Steak House, Inc. (a)	6,362	116,297
Shuffle Master, Inc. (a) (b)	13,355	349,901
Six Flags, Inc. (a)	22,677	118,827
Sonic Corp. (a) (b)	25,059	600,163
Speedway Motorsports, Inc.	5,630	216,192
Texas Roadhouse, Inc. (a)	18,181	241,080
The Steak N Shake Co. (a) (b)	10,123	178,165
Triarc Cos., Inc. (a)	25,121	502,420
Trump Entertainment Resorts, Inc. (a) (b)	10,833	197,594
Vail Resorts, Inc. (a)	12,110	542,770
WMS Industries, Inc. (a) (b)	9,408	327,963

		16,277,409

Household Durables—1.2%
Amereican Greetings Corp. (Class A) (a)	21,298	508,383
Avatar Holding, Inc. (a)	2,006	162,185
Blyth, Inc. (a)	8,456	175,462
Brookfield Homes Corp. (a)	5,206	195,485
California Coastal Communities, Inc.	4,178	89,618
Cavco Industries Inc. (a)	2,236	78,349
Champion Enterprises, Inc. (a)	25,302	236,827
CSS Industries, Inc.	2,560	90,547
Ethan Allen Interiors, Inc. (a)	11,770	425,015
Furniture Brands International, Inc. (a)	16,624	269,808
Hovnanian Enterprises, Inc. (Class A) (a) (b)	19,039	645,422
Interface, Inc.	15,557	221,221
iRobot Corp. (a) (b)	4,131	74,606
Kimball International, Inc. (Class B)	11,036	268,175
La-Z-Boy, Inc. (a)	21,297	252,795
Lifetime Brands, Inc. (a)	4,264	70,058
M/I Schottenstein Homes, Inc. (a)	4,052	154,746
Meritage Homes Corp. (a) (b)	9,321	444,798
National Presto Industries, Inc.	1,747	104,593
Sealy Corp. (a)	7,574	111,716

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—(Continued)
Skyline Corp.	2,168	$87,197
Stanley Furniture, Inc. (a)	5,050	108,323
Tempur-Pedic International, Inc. (a) (b)	17,516	358,377
The Yankee Candle Co., Inc.	15,360	526,541
Tupperware Corp. (a)	24,190	546,936
Universal Electronics, Inc.	7,533	158,344
WCI Communities, Inc. (a) (b)	13,224	253,636

		6,619,163

Household Products—0.1%
Central Garden & Pet Co. (b)	7,608	368,379
Spectrum Brands, Inc. (a) (b)	13,179	143,651
WD-40 Co.	6,572	229,166

		741,196

Independent Power Producers & Energy Traders—0.1%
Black Hills Corp. (a)	11,578	427,691
Ormat Technologies, Inc. (a)	2,629	96,800

		524,491

Industrial Conglomerates—0.2%
Raven Industries, Inc. (a)	6,403	171,600
Sequa Corp. (Class A) (a) (b)	2,518	289,721
Standex International Corp.	4,272	128,715
Tredegar Industries, Inc.	11,781	266,369

		856,405

Insurance—2.6%
21st Century Insurance Group (a)	10,646	187,902
Alfa Corp. (a)	11,623	218,629
American Equity Investment Life (a)	22,900	298,387
American Physicians Capital, Inc.	3,988	159,680
Amtrust Financial Services, Inc. (a)	28,960	247,608
Argonaut Group, Inc. (a)	10,804	376,627
Baldwin & Lyons, Inc. (Class B)	2,976	76,007
Bristol West Holdings, Inc.	4,982	78,865
Citizens, Inc. (b)	1	7
Clark, Inc.	6,682	111,122
CNA Surety Corp. (a)	5,525	118,787
Commerce Group, Inc. (a)	20,591	612,582
Delphi Financial Group, Inc.	15,699	635,182
Direct General Corp.	5,716	117,978
Donega Group, Inc.	3,956	77,498
EMC Insurance Group, Inc.	2,336	79,704
Enstar Group, Inc. (a)	1,068	102,421
FBL Financial Group, Inc. (a)	5,878	229,712
FPIC Insurance Group, Inc. (a)	3,519	137,135
Great American Financial Resources, Inc.	3,332	76,803
Harleysville Group, Inc.	6,240	217,277
Hilb, Rogal & Hamilton Co.	13,834	582,688
Horace Mann Educators Corp.	17,451	352,510
Infinity Property & Casualty Corp.	8,320	402,605
James River Group, Inc.	3,364	108,724
Kansas City Life Insurance Co.	1,533	76,773
Landamerica Financial Group, Inc. (a)	6,365	401,695

Security Description	Shares	Value*

Insurance—(Continued)
Meadowbrook Insurance Group, Inc.	9,144	$90,434
Midland Co.	4,564	191,460
National Financial Partners Corp. (a)	14,281	627,936
National Interstate Corp.	5,577	135,521
National Western Life Insurance Co.	1,028	236,584
NYMAGIC, Inc.	2,282	83,521
Odyssey Re Holdings Corp. (a)	5,963	222,420
Ohio Casualty Corp. (b)	23,271	693,708
Phoenix Cos., Inc. (a)	42,865	681,125
PMA Capital Corp.	10,782	99,410
Presidential Life Corp. (a)	6,818	149,655
ProAssurance Corp. (a) (b)	13,153	656,598
RLI Corp.	8,244	465,126
Safety Insurance Group, Inc. (a)	4,914	249,189
SCPIE Holdings, Inc. (a)	3,692	96,509
SeaBright Insurance Holdings, Inc.	5,807	104,584
Selective Insurance Group, Inc.	11,381	652,017
State Auto Financial Corp. (a)	6,342	220,258
Stewart Information Services Corp. (a)	5,777	250,491
The Navigators Group, Inc. (b)	5,403	260,317
Tower Group, Inc. (a)	5,814	180,641
U.S.I. Holdings Corp. (a)	19,428	298,414
United Fire & Casualty Co. (a)	7,145	251,861
Universal American Financial Corp. (b)	13,303	247,968
Zenith National Insurance Corp.	14,160	664,246

		13,894,901

Internet & Catalog Retail—0.4%
Blue Nile, Inc. (a) (b)	4,860	179,285
drugstore.com, Inc. (a) (b)	30,298	110,891
FTD Group, Inc. (a) (b)	5,040	90,166
Gaiam, Inc. (a)	6,150	84,132
GSI Commerce, Inc. (a) (b)	14,377	269,569
Netflix, Inc.	16,004	413,863
PetMed Express, Inc. (a)	7,103	94,825
Priceline.com, Inc.	8,672	378,186
Stamps.com, Inc. (a)	6,134	96,611
ValueVision Media, Inc.	14,608	191,949

		1,909,477

Internet Software & Services—2.2%
24/7 Real Media, Inc. (a)	17,468	158,085
aQuantive, Inc. (a) (b)	28,500	702,810
Ariba, Inc. (b)	25,767	199,437
Art Technology Group, Inc. (a)	39,952	93,088
Bankrate, Inc. (a)	5,074	192,558
Chordiant Software, Inc. (a)	28,968	95,884
CMG Information Services, Inc.	172,668	231,375
CNET Networks, Inc. (a) (b)	59,772	543,327
Cybersource Corp. (b)	9,466	104,315
DealerTrack Holdings, Inc. (a)	3,948	116,150
Digital Insight Corp. (a) (b)	13,076	503,295
Digital River, Inc. (a) (b)	14,707	820,504
Digitas, Inc. (a) (b)	33,848	453,902
DivX, Inc. (a)	3,617	83,444
EarthLink, Inc. (b)	50,363	357,577

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Internet Software & Services—(Continued)
eCollege.com, Inc. (a)	8,414	$131,679
Equinix, Inc. (a)	10,772	814,579
InfoSpace, Inc. (b)	12,446	255,267
Internap Network Services Corp. (a)	11,389	226,299
Internet Capital Group, Inc. (a)	12,665	129,943
Interwoven, Inc. (b)	14,801	217,131
iPass, Inc. (a)	19,820	116,542
j2 Global Communications, Inc. (a) (b)	18,330	499,493
Marchex, Inc. (a)	7,963	106,545
Netratings, Inc.	5,684	99,527
Online Resources Corp. (b)	8,289	84,631
Openwave Systems, Inc. (b)	35,869	331,071
Perficient, Inc. (a)	6,708	110,078
RealNetworks, Inc. (a)	42,900	469,326
S1 Corp. (a)	35,278	194,382
SAVVIS, Inc. (a)	13,328	475,943
Sohu.com, Inc.	11,133	267,192
SonicWall, Inc. (a)	22,444	188,978
Terremark Worldwide, Inc. (a)	14,618	98,233
The Knot, Inc.	8,255	216,611
United Online, Inc.	26,035	345,745
ValueClick, Inc. (b)	34,897	824,616
Vignette Corp.	9,405	160,543
WebEx Communications, Inc. (a)	15,957	556,740
webMethods, Inc.	23,896	175,875
Websense, Inc. (a) (b)	17,000	388,110

		12,140,830

IT Services—1.8%
BearingPoint, Inc. (a) (b)	71,884	565,727
CACI International, Inc. (Class A) (a) (b)	11,521	650,937
Ciber, Inc. (a)	16,935	114,819
Covansys Corp.	13,379	307,048
CSG Systems International, Inc. (b)	16,867	450,855
eFunds Corp.	18,310	503,525
Euronet Worldwide, Inc. (a)	13,666	405,744
Forrester Research, Inc. (a) (b)	5,604	151,924
Gartner, Inc. (Class A) (b)	21,483	425,149
Gevity HR, Inc. (a)	9,435	223,515
Heartland Payment Systems, Inc. (a)	4,945	139,696
Infocrossing, Inc. (a)	6,387	104,108
InfoUSA, Inc.	15,934	189,774
Integral Systems, Inc.	3,532	81,836
Kanbay International, Inc. (a) (b)	11,636	334,768
Keane, Inc. (a) (b)	18,071	215,226
Lightbridge, Inc. (a) (b)	9,854	133,423
Lionbridge Technologies, Inc.	29,217	188,157
Mantech International Corp.	6,265	230,740
MAXIMUS, Inc.	9,468	291,425
MPS Group, Inc. (b)	41,226	584,585
Ness Technologies, Inc. (a)	10,051	143,327
Perot Systems Corp. (Class A) (a) (b)	34,459	564,783
RightNow Technologies, Inc. (a) (b)	6,673	114,909
Safeguard Scientifics, Inc. (a)	43,746	105,865
Sapient Corp. (a) (b)	25,464	139,797
SI International, Inc. (b)	5,807	188,263
SRA International, Inc. (b)	15,869	424,337

Security Description	Shares	Value*

IT Services—(Continued)
Sykes Enterprises, Inc.	10,098	$178,129
Syntel, Inc. (a)	3,285	88,038
TALX Corp. (a)	11,080	304,146
The BISYS Group, Inc. (b)	46,770	603,801
TNS, Inc. (a) (b)	8,428	162,239
Tyler Technologies, Inc. (a)	13,466	189,332
Wright Express Corp. (b)	16,151	503,427

		10,003,374

Leisure Equipment & Products—0.6%
Arctic Cat, Inc. (a)	5,294	93,121
Callaway Golf Co.	26,310	379,127
JAKKS Pacific, Inc.	9,514	207,786
K2, Inc. (b)	15,520	204,709
Leapfrog Enterprises, Inc.	11,354	107,636
MarineMax, Inc. (a) (b)	6,019	156,073
Marvel Entertainment, Inc. (a) (b)	18,951	509,971
Nautilus Group, Inc. (a)	10,789	151,046
Oakley, Inc. (a)	8,234	165,174
Polaris Industries, Inc. (a)	15,593	730,220
RC2 Corp. (a) (b)	7,234	318,296
Smith & Wesson Holding Corp. (a) (b)	10,386	107,391
Steinway Musical Instructions, Inc.	2,774	86,133

		3,216,683

Life Sciences Tools & Services—1.1%
Advanced Magnetics, Inc. (a)	3,222	192,418
Affymetrix, Inc. (a)	25,944	598,269
Albany Molecular Research, Inc. (a)	8,652	91,365
Bio-Rad Laboratories, Inc.	6,561	541,414
Bruker Biosciences Corp.	14,526	109,090
Cambrex Corp.	9,629	218,771
Dionex Corp. (b)	8,112	460,031
Diversa Corp. (a)	12,014	130,712
Enzo Biochem, Inc. (a)	10,914	155,743
eResearch Technology, Inc. (a)	16,605	111,752
Exelixis, Inc. (b)	34,864	313,776
Illumina, Inc.	18,105	711,708
Kendle International, Inc.	4,547	143,003
Luminex Corp.	11,692	148,488
Molecular Devices Corp. (b)	5,790	121,995
Nektar Therapeutics	35,453	539,240
Pharmanet Development Group, Inc. (a)	6,279	138,578
PRA International (a)	6,738	170,269
Varian, Inc. (b)	10,830	485,076
Ventana Medical Systems, Inc. (b)	10,493	451,514

		5,833,212

Machinery—2.4%
3D Systems Corp. (a)	7,763	123,897
Accuride Corp.	8,161	91,893
Actuant Corp. (a)	9,699	462,157
Albany International Corp. (Class A) (a)	9,539	313,929
American Railcar Industries, Inc.	3,251	110,664
American Science & Engineering, Inc. (a) (b)	3,147	187,278
AMPCO Pittsburgh Corp. (a)	2,533	84,805

*See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Machinery—(Continued)
Astec Industries, Inc.	6,009	$210,916
ASV, Inc. (a)	7,026	114,313
Badger Meter, Inc. (a)	6,502	180,105
Barnes Group, Inc. (a)	16,562	360,224
Blount International, Inc. (a)	13,097	176,286
Briggs & Stratton Corp. (a)	18,295	493,050
Bucyrus International, Inc. (a)	11,418	590,996
Cascade Corp.	4,127	218,318
Chart Industries, Inc.	5,291	85,767
CIRCOR International, Inc.	6,251	229,974
Clarcor, Inc. (a)	19,623	663,454
Columbus McKinnon Corp./NY (a)	6,349	133,456
Commercial Vehicle Group, Inc. (a) (b)	7,464	162,715
Dynamic Materials Corp. (a)	4,172	117,233
Enpro Industries, Inc. (a)	7,893	262,127
ESCO Technologies, Inc. (a) (b)	8,910	404,870
Federal Signal Corp. (a)	17,277	277,123
Freightcar America, Inc. (a)	4,322	239,655
Gehl Co.	3,366	92,666
Gorman-Rupp Co.	5,218	192,909
Kadant, Inc. (b)	4,243	103,444
Kaydon Corp.	10,850	431,179
LB Foster Co. (a)	3,917	101,489
Lindsay Manufacturing Co. (a)	3,885	126,845
Middleby Corp.	2,244	234,880
Miller Industries, Inc.	3,810	91,440
Mueller Industries, Inc.	14,414	456,924
Mueller Water Products, Inc. (a)	40,903	608,228
NACCO Industries, Inc.	2,067	282,352
Navistar International Corp. (a) (b)	23,541	786,976
Nordson Corp.	11,477	571,899
RBC Bearings, Inc. (b)	7,150	204,919
Robbins & Myers, Inc.	4,740	217,661
Tecumseh Products Co. (Class A) (a)	5,738	96,972
Tennant Co.	6,600	191,400
The Greenbrier Cos., Inc. (a)	4,736	142,080
Titan International, Inc. (a)	8,355	168,353
TurboChef Technologies, Inc.	5,286	89,968
Valmont Industries, Inc.	6,247	346,646
Wabash National Corp. (a)	11,061	167,021
Wabtec Corp.	18,751	569,655
Watts Industries, Inc.	10,823	444,934

		13,016,045

Marine—0.2%
American Commercial Lines, Inc. (a) (b)	11,649	763,126
Horizon Lines, Inc.	5,211	140,489

		903,615

Media—2.0%
ADVO, Inc.	12,207	397,948
Arbitron, Inc. (a)	11,686	507,640
Belo Corp. (Class A)	35,035	643,593
Carmike Cinemas, Inc. (a)	4,069	82,967
Catalina Marketing Corp.	16,724	459,910
Charter Communications, Inc. (a)	159,038	486,656

Security Description	Shares	Value*

Media—(Continued)
Citadel Broadcasting Corp.	14,362	$143,046
CKX, Inc. (a)	17,825	209,087
Courier Corp.	3,534	137,720
Cox Radio, Inc. (Class A) (a) (b)	15,827	257,980
Cumulus Media, Inc. (a)	18,571	192,953
Emmis Communications Corp. (Class A) (a) (b)	10,202	84,064
Entercom Communications Corp.	11,650	328,297
Entravision Communications Corp. (Class A) (a) (b)	25,008	205,566
Fisher Communications, Inc.	2,630	116,272
GateHouse Media, Inc. (a)	14,608	271,124
Gemstar-TV Guide International, Inc. (a)	85,698	343,649
Gray Television, Inc.	14,290	104,746
Harris Interactive, Inc.	17,526	88,331
Interactive Data Corp. (a) (b)	12,327	296,341
Journal Communications, Inc.	15,562	196,237
Journal Register Co. (a) (b)	13,471	98,338
Lakes Entertainment, Inc. (a)	8,528	92,017
Lee Enterprises, Inc.	18,233	566,317
LIN TV Corp. (a)	10,499	104,465
Live Nation, Inc. (a) (b)	25,166	563,718
LodgeNet Entertainment Corp.	8,015	200,615
Martha Stewart Living Omnimedia, Inc. (a)	11,267	246,747
Media General, Inc. (Class A)	8,060	299,590
Mediacom Communications Corp.	21,028	169,065
Morningstar, Inc. (a)	4,893	220,430
Playboy Enterprises, Inc. (Class B) (a)	8,100	92,826
Primedia, Inc. (a) (b)	72,114	121,873
ProQuest Co. (a) (b)	8,496	88,783
Radio One, Inc. (Class D) (b)	27,058	182,371
RCN Corp.	9,950	299,993
Scholastic Corp. (a) (b)	12,825	459,648
Sinclair Broadcast Group, Inc. (a)	14,985	157,343
Sun Times Media Croup, Inc. (a)	26,346	129,359
The Reader’s Digest Association, Inc. (Class A) (a)	35,365	590,596
TiVo, Inc. (a)	27,186	139,192
Valassis Communications, Inc. (a) (b)	17,716	256,882
Westwood One, Inc. (b)	24,836	175,342
World Wrestling Entertainment, Inc.	7,379	120,278

		10,929,915

Metals & Mining—1.6%
A.M. Castle & Co.	3,723	94,750
AK Steel Holding Corp.	42,809	723,472
AMCOL International Corp. (a)	7,582	210,325
Brush Engineered Material, Inc.	8,208	277,184
Century Aluminum Co. (a)	9,357	417,790
Chaparral Steel Co.	17,620	780,037
Cleveland-Cliffs, Inc. (a)	14,824	718,075
Coeur D’Alene Mines Corp. (a)	101,968	504,742
Compass Minerals International, Inc.	10,947	345,487
Gibraltar Industries, Inc. (a)	8,366	196,685
Hecla Mining Co. (a)	42,384	324,661
Metal Management, Inc.	8,936	338,228
NN, Inc.	6,650	82,659
Olympic Steel, Inc. (a)	3,011	66,935
Oregon Steel Mills, Inc. (a)	13,505	842,847
Quanex Corp. (a)	13,565	469,213

*See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Metals & Mining—(Continued)
Royal Gold, Inc. (a)	7,873	$283,271
RTI International Metals, Inc. (a)	8,553	669,016
Ryerson Tull, Inc. (a)	10,255	257,298
Schnitzer Steel Industries, Inc.	8,335	330,899
Steel Technologies, Inc.	4,410	77,395
Stillwater Mining Co. (a)	12,963	161,908
Wheeling Pittsburgh Corp.	4,178	78,254
Worthington Industries, Inc. (a)	25,829	457,690

		8,708,821

Multi-Utilities—0.5%
Aquila, Inc. (b)	143,395	673,956
Avista Corp.	19,790	500,885
CH Energy Group, Inc. (a)	6,452	340,665
NorthWestern Corp.	13,494	477,418
PNM Resources, Inc.	25,067	779,584

		2,772,508

Multiline Retail—0.3%
99 Cents Only Stores (a) (b)	15,777	192,006
Big Lots, Inc. (a) (b)	41,270	945,908
Fred’s, Inc. (a)	13,765	165,731
Retail Ventures, Inc. (a) (b)	6,966	132,633
The Bon-Ton Stores, Inc. (a)	2,507	86,868
Tuesday Morning Corp. (a)	11,348	176,461

		1,699,607

Mutual Funds—4.1%
iShares Russell 2000 Index Fund (a)	286,100	22,330,105
MVC Capital, Inc.	6,310	84,302

		22,414,407

Oil, Gas & Consumable Fuels—2.7%
Alon USA Energy, Inc.	4,234	111,397
Alpha Natural Resources, Inc. (a) (b)	17,612	250,619
Arena Resources, Inc. (a) (b)	5,583	238,450
Atlas America, Inc. (a)	7,192	366,576
ATP Oil & Gas Corp. (b)	8,527	337,413
Aurora Oil & Gas Corp.	23,839	76,523
Aventine Renewable Energy Holdings, Inc. (a)	10,499	247,357
Berry Petroleum Co.	12,625	391,501
Bill Barrett Corp. (a) (b)	9,732	264,808
Bois d’Arc Energy, Inc. (b)	6,095	89,170
Brigham Exploration Co.	16,082	117,559
Callon Petroleum Co.	7,197	108,171
Carrizo Oil & Gas, Inc. (a)	9,375	272,063
Comstock Resources, Inc. (b)	15,563	483,387
Crosstex Energy, Inc. (a)	11,307	358,319
Delta Petroleum Corp. (a)	20,955	485,318
Edge Petroleum Corp.	5,435	99,134
Encore Aquisition Co.	21,101	517,608
Energy Partners, Ltd. (a) (b)	16,120	393,650
Evergreen Energy, Inc. (a)	23,991	237,271
EXCO Resources, Inc. (b)	21,566	364,681
Gasco Energy, Inc. (a)	29,692	72,745
GeoGlobal Resources, Inc. (a)	11,182	87,779

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Giant Industries, Inc. (a)	5,520	$413,724
GMX Resources, Inc. (a)	2,675	94,963
Goodrich Petroleum Corp. (a) (b)	4,408	159,481
Harvest Natural Resources, Inc.	12,513	133,013
Houston Exploration Co.	10,315	534,111
International Coal Group, Inc. (a) (b)	38,803	211,476
Mariner Energy, Inc. (b)	28,474	558,090
Markwest Hydrocarbon, Inc.	2,352	114,190
McMoran Exploration Co. (a)	8,378	119,135
Meridian Resource Corp. (a)	28,080	86,767
NGP Capital Resources Co. (a)	4,928	82,544
Pacific Ethanol, Inc. (a)	9,702	149,314
Parallel Petroleum Corp. (a) (b)	14,228	249,986
Penn Virginia Corp. (a)	6,863	480,685
PetroHawk Energy Corp. (a) (b)	52,262	601,013
Petroleum Development Corp. (b)	5,238	225,496
PetroQuest Energy, Inc. (a)	18,914	240,964
Quest Resource Corp. (b)	7,874	79,527
Rentech, Inc. (a)	47,664	179,693
Rosetta Resources, Inc. (a)	21,024	392,518
Stone Energy Corp. (a) (b)	11,031	389,946
Swift Energy Co. (b)	11,603	519,930
The Exploration Co. of Delaware, Inc. (a)	10,407	138,829
Toreador Resources Corp. (a)	6,866	176,937
Transmeridian Exploration, Inc. (a)	24,338	83,966
USEC, Inc.	29,883	380,112
Vaalco Energy, Inc.	21,520	145,260
Venoco, Inc. (a)	5,073	89,082
VeraSun Energy Corp. (a) (b)	6,345	125,314
Warren Resources, Inc. (a)	18,312	214,617
Western Refining, Inc. (a)	10,498	267,279
Whiting Petroleum Corp.	13,588	633,201
World Fuel Services Corp.	10,220	454,381

		14,697,043

Paper & Forest Products—0.3%
Bowater, Inc. (a)	19,305	434,363
Buckeye Technologies, Inc. (a)	17,903	214,478
Deltic Timber Corp.	3,743	208,785
Glatfelter (a)	14,400	223,200
Mercer International, Inc. (a)	8,467	100,503
Neenah Paper, Inc. (a)	4,857	171,549
Schweitzer-Mauduit International, Inc.	5,245	136,632
Wausau-Mosinee Paper Corp.	14,665	219,828

		1,709,338

Personal Products—0.5%
American Oriental Bioengineering, Inc.	16,408	191,481
Chattem, Inc. (a)	7,156	358,372
Elizabeth Arden, Inc.	8,835	168,307
Mannatech, Inc. (a)	6,153	90,634
NBTY, Inc. (b)	19,829	824,292
NU Skin Enterprises, Inc.	21,921	399,620
Playtex Products, Inc. (a)	19,687	283,296
Prestige Brands Holdings, Inc.	15,805	205,781
USANA Health Sciences, Inc. (a)	3,582	185,046

		2,706,829

*See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Pharmaceuticals—1.4%
Adams Respiratory Therapeutics, Inc. (a) (b)	12,008	$490,047
Adolor Corp. (a) (b)	15,450	116,184
Akorn, Inc. (a)	17,912	111,950
Alpharma, Inc.	14,669	353,523
AtheroGenics, Inc. (a) (b)	12,957	128,404
Auxilium Pharmaceuticals, Inc.	8,192	120,340
Bentley Pharmaceuticals, Inc. (b)	1	10
Bradley Pharmaceuticals, Inc. (a) (b)	5,496	113,108
Cypress Biosciences, Inc. (a)	12,109	93,845
Durect Corp., Inc. (a)	23,046	102,324
K-V Pharmaceutical Co. (Class A)	13,366	317,844
Medicis Pharmaceutical Corp. (Class A) (a)	19,985	702,073
MGI Pharma, Inc.	27,958	514,707
Nastech Pharmaceutical, Inc. (a)	11,251	170,228
New River Pharmaceuticals, Inc. (a)	5,901	322,844
Noven Pharmaceuticals, Inc. (a) (b)	11,212	285,345
Pain Therapeutics, Inc. (a)	11,632	103,525
Par Pharmaceutical Companies, Inc. (a) (b)	12,917	288,953
Penwest Pharmaceuticals Co. (a) (b)	9,561	158,904
Perrigo Co.	31,333	542,061
Pozen, Inc. (a)	9,302	158,041
Salix Pharmaceuticals, Ltd. (a) (b)	17,032	207,279
Santarus, Inc. (a) (b)	18,070	141,488
Sciele Pharma, Inc. (a)	11,808	283,392
Supergen, Inc. (a)	18,643	94,706
The Medicines Co. (a) (b)	20,070	636,620
Valeant Pharmaceuticals International, Inc. (a)	34,709	598,383
ViroPharma, Inc. (b)	24,786	362,867
Xenoport, Inc.	7,697	188,961

		7,707,956

Real Estate Investment Trusts—6.9%
Acadia Realty Trust (a)	11,009	275,445
Agree Realty Corp. (a)	2,629	90,359
Alexander’s, Inc. (a)	712	298,791
Alexandria Real Estate Equities, Inc. (a)	10,448	1,048,979
American Campus Communities, Inc. (a)	8,277	235,646
American Financial Realty Trust (a)	50,086	572,984
American Home Mortgage Investment Corp. (a)	17,346	609,192
Anthracite Capital, Inc.	19,913	253,492
Anworth Mortgage Asset Corp.	18,814	178,921
Arbor Realty Trust, Inc.	4,285	128,936
Ashford Hospitality Trust, Inc. (a)	20,970	261,077
BioMed Realty Trust, Inc.	25,531	730,187
Capital Lease Funding, Inc.	11,797	136,845
Capital Trust, Inc. (a)	4,803	239,862
Cedar Shopping Centers, Inc. (a)	14,769	234,975
Corporate Office Properties Trust (a)	12,252	618,358
Correctional Properties Trust (a)	3,708	119,880
Cousins Properties, Inc. (a)	15,203	536,210
Crescent Real Estate EQT Co. (a)	29,810	588,748
Deerfield Triarc Capital Corp. (a)	17,826	301,794
Diamondrock Hospitality Co.	25,206	453,960
Digital Realty Trust, Inc.	9,202	314,984
EastGroup Properties, Inc. (a)	8,432	451,618
Education Realty Trust, Inc. (a)	9,565	141,275
Entertainment Properties Trust (a)	9,373	547,758

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Equity Inns, Inc. (a)	18,940	$302,282
Equity Lifestyle Properties, Inc.	6,932	377,309
Equity One, Inc.	13,181	351,405
Extra Space Storage, Inc. (a)	20,578	375,754
FelCor Lodging Trust, Inc. (a)	24,108	526,519
Fieldstone Investment Corp. (a)	16,134	70,667
First Industrial Realty Trust, Inc. (a)	16,262	762,525
First Potomac Realty Trust	8,378	243,884
Franklin Street Properties Corp. (a)	20,578	433,167
Friedman Billings Ramsey Group, Inc. (a)	53,500	428,000
Getty Realty Corp. (a)	6,406	197,945
Glimcher Realty Trust (a)	12,905	344,693
GMH Communities Trust (a)	13,528	137,309
Gramercy Capital Corp.	7,178	221,728
Healthcare Realty Trust, Inc. (a)	17,857	706,066
Hersha Hospitality Trust	10,176	115,396
Highland Hospitality Corp. (a)	20,487	291,940
Highwoods Properties, Inc.	20,491	835,213
Home Properties of New York, Inc.	12,808	759,130
HomeBanc Corp. (a)	18,606	78,703
IMPAC Mortage Holdings, Inc. (a)	26,297	231,414
Inland Real Estate Corp. (a)	27,310	511,243
Innkeepers USA Trust	14,497	224,704
Investors Real Estate Trust	17,823	182,864
JER Investors Trust, Inc.	9,090	187,890
Kite Realty Group Trust	9,572	178,231
KKR Financial Corp.	29,853	799,762
LaSalle Hotel Properties (a)	15,070	690,960
Lexington Corporate Properties Trust (a)	21,674	485,931
Longview Fibre Co.	23,140	507,923
LTC Properties, Inc.	10,133	276,732
Luminent Mortgage Capital, Inc.	20,303	197,142
Maguire Properties, Inc.	14,617	584,680
Medical Properties Trust, Inc. (a)	14,072	215,302
MFA Mortgage Investment, Inc.	29,829	229,385
Mid-America Apartment Communities, Inc.	8,756	501,193
MortgageIT Holdings, Inc.	10,297	151,881
National Health Investors, Inc.	8,588	283,404
National Retail Properties, Inc. (a)	23,333	535,492
Nationwide Health Properties, Inc.	30,685	927,301
Newcastle Investment Corp.	16,840	527,429
Newkirk Realty Trust, Inc. (a)	6,694	120,760
NorthStar Realty Finance Corp.	14,799	245,219
Novastar Financial, Inc. (a)	13,244	352,953
Omega Healthcare Investors, Inc.	23,613	418,422
Parkway Properties, Inc. (a)	4,727	241,124
Pennsylvania Real Estate Investment Trust	14,477	570,104
Post Properties, Inc. (a)	15,505	708,578
Potlatch Corp. (a)	14,896	652,743
PS Business Parks, Inc.	6,192	437,836
RAIT Investment Trust	18,371	633,432
Ramco-Gershenson Property Trust (a)	7,335	279,757
Realty, Income Corp.	36,805	1,019,498
Redwood Trust, Inc.	7,551	438,562
Republic Property Trust	9,495	109,572
Saul Centers, Inc.	3,616	199,567
Senior Housing Properties Trust (a)	25,323	619,907

*See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Real Estate Investment Trusts—(Continued)
Sovran Self Storage, Inc.	6,174	$353,647
Spirit Finance Corp. (a)	39,359	490,807
Strategic Hotel Capital, Inc. (a)	28,067	611,580
Sun Communities, Inc.	6,120	198,043
Sunstone Hotel Investors, Inc. (a)	21,843	583,863
Tanger Factory Outlet Centers, Inc. (a)	12,305	480,879
The Mills Corp. (a)	22,849	456,980
Trustreet Properties, Inc.	27,616	465,330
U-Store-It Trust (a)	16,089	330,629
Universal Health Realty Income Trust, Inc.	5,436	211,895
Urstadt Biddle Properties, Inc.	6,696	127,827
Washington Real Estate Investment Trust (a)	17,384	695,360
Winston Hotels, Inc.	10,720	142,040
Winthrop Realty Trust	15,122	103,586

		37,661,274

Real Estate Management & Development—0.1%
Affordable Residential Communities, Inc. (a)	12,120	141,198
Consolidated Tomoka Land Co. (a)	2,042	147,841
Move, Inc.	45,332	249,779
Tejon Ranch Co. (a)	3,818	213,197

		752,015

Road & Rail—0.8%
Amerco, Inc.	4,098	356,567
Arkansas Best Corp. (a)	8,714	313,704
Celadon Group, Inc.	7,990	133,832
Dollar Thrifty Automotive Group, Inc. (b)	10,065	459,065
Florida East Coast Indiana, Inc. (a)	13,122	782,071
Genesee & Wyoming, Inc. (b)	13,674	358,806
Heartland Express, Inc. (a)	23,716	356,214
Knight Transportation, Inc. (a)	22,991	391,997
Marten Transport, Ltd. (b)	4,728	86,664
Old Dominion Freight Line, Inc. (b)	9,838	236,801
RailAmerica, Inc. (b)	18,263	293,669
Saia, Inc.	4,969	115,330
Werner Enterprises, Inc. (a)	17,606	307,753

		4,192,473

Semiconductors & Semiconductor Equipment—3.3%
Actel Corp. (a) (b)	8,453	153,506
Advanced Energy Industries, Inc. (b)	15,733	296,882
AMIS Holdings, Inc. (b)	14,418	152,398
Amkor Technology, Inc. (a)	42,227	394,400
Anadigics, Inc. (a)	16,990	150,531
Applied Micro Circuits Corp. (a) (b)	110,201	392,316
Asyst Technologies, Inc.	16,323	119,321
Atheros Communications, Inc. (a) (b)	21,043	448,637
ATMI, Inc. (a) (b)	14,262	435,419
Axcelis Technologies, Inc. (b)	34,912	203,537
Brooks Automation, Inc. (b)	25,649	369,346
Cabot Microelectronics Corp. (a) (b)	7,983	270,943
Cirrus Logic, Inc.	34,721	238,881
Cohu, Inc.	10,360	208,858
Conexant Systems, Inc.	190,977	389,593
Credence Systems Corp. (a) (b)	48,191	250,593

Security Description	Shares	Value*

Semiconductors & Semiconductor Equipment—(Continued)
Cymer, Inc. (a) (b)	14,915	$655,514
Diodes, Inc. (b)	6,792	240,980
DSP Group, Inc. (b)	10,464	227,069
Emcore Corp.	15,880	87,816
Entegris, Inc. (a) (b)	51,314	555,218
Exar Corp. (b)	14,200	184,600
FEI Co. (a)	10,535	277,808
FormFactor, Inc. (b)	16,873	628,519
Genesis Microchip, Inc. (a)	12,064	122,329
Hittite Microwave Corp. (a)	4,580	148,026
Intevac, Inc.	9,399	243,904
IXYS Corp.	14,480	128,872
Kopin Corp. (a)	22,880	81,682
Kulicke & Soffa Industries, Inc. (a)	20,533	172,477
Lattice Semiconductor Corp. (b)	39,428	255,493
LTX Corp. (a) (b)	20,347	113,943
Mattson Technology, Inc. (a) (b)	18,097	168,664
Micrel, Inc. (a) (b)	29,690	320,058
Microsemi Corp. (a)	25,495	500,977
Microtune, Inc. (a) (b)	16,160	75,952
Mindspeed Technologies, Inc.	44,124	84,277
MIPS Technologies, Inc.	13,635	113,171
MKS Instruments, Inc.	12,399	279,969
Monolithic Power Systems (a)	6,010	66,771
Netlogic Microsystems, Inc. (a) (b)	5,587	121,182
OmniVision Technologies, Inc. (a) (b)	18,388	250,996
ON Semiconductor Corp. (a) (b)	60,725	459,688
PDF Solutions, Inc. (a)	9,005	130,122
Pericom Semiconductor Corp. (b)	9,807	112,486
Photronics, Inc. (a) (b)	17,489	285,770
PLX Technology, Inc. (a)	8,321	108,506
PortalPlayer, Inc. (b)	9,083	122,166
RF Micro Devices, Inc. (b)	76,843	521,764
Rudolph Technologies, Inc. (b)	8,417	133,999
Semitool, Inc. (a)	7,998	106,453
Semtech Corp. (b)	27,415	358,314
Sigma Designs	8,525	216,961
Silicon Image, Inc.	33,406	424,924
Silicon Storage Technology, Inc. (a) (b)	28,215	127,250
SiRF Technology Holdings, Inc. (a) (b)	19,986	510,043
Skyworks Solutions, Inc. (a) (b)	63,006	446,083
Standard Microsystems Corp. (a)	9,406	263,180
Supertex, Inc.	4,216	165,478
Tessera Technologies, Inc. (a) (b)	16,290	657,139
Transmeta Corp. (a)	70,336	78,073
Trident Microsystems, Inc. (a) (b)	21,580	392,324
TriQuint Semiconductor, Inc. (a) (b)	47,255	212,648
Ultratech Stepper, Inc. (a)	7,164	89,407
Varian Semiconductor Equipment Associates, Inc. (b)	21,755	990,288
Veeco Instruments, Inc.	10,317	193,237
Volterra Semiconductor Corp. (a) (b)	5,501	82,515
Zoran Corp. (a) (b)	16,683	243,238

		18,013,484

Software—3.3%
Actuate Corp. (b)	20,735	123,166
Advent Software, Inc. (a) (b)	7,677	270,921

*See accompanying notes to financial statements.

MSF-19

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Software—(Continued)
Agile Software Corp. (b)	20,321	$124,974
Altiris, Inc. (a) (b)	9,946	252,430
Ansoft Corp.	7,868	218,730
ANSYS, Inc. (b)	12,938	562,674
Aspen Technology, Inc. (a)	23,867	263,014
Blackbaud, Inc.	17,770	462,020
Blackboard, Inc. (a) (b)	9,535	286,431
Borland Software Corp. (b)	30,430	165,539
Bottomline Technologies, Inc. (a) (b)	7,733	88,543
Commvault Systems, Inc.	5,055	101,151
Concur Technologies, Inc. (a)	12,754	204,574
Epicor Software Corp. (a) (b)	24,585	332,143
EPIQ System, Inc. (a)	4,544	77,112
FalconStor Software, Inc. (a)	19,785	171,140
Hyperion Solutions Corp. (b)	21,964	789,386
i2 Technologies, Inc. (a)	5,256	119,942
Informatica Corp. (b)	30,066	367,106
Intervoice, Inc. (b)	11,469	87,853
Jack Henry & Associates, Inc. (a)	30,318	648,805
JDA Software Group, Inc.	9,424	129,768
Kronos, Inc. (a)	12,690	466,231
Lawson Software, Inc. (a)	42,668	315,317
Macrovision Corp. (a) (b)	20,385	576,080
Magma Design Automation, Inc. (a)	11,783	105,222
Manhattan Associates, Inc. (a)	9,679	291,144
MapInfo Corp. (a) (b)	6,753	88,127
Mentor Graphics Corp. (b)	29,457	531,110
Micros Systems, Inc. (b)	14,214	749,078
MicroStrategy, Inc. (a)	4,031	459,574
Midway Games, Inc. (a)	13,454	93,909
Net 1 UEPS Technologies, Inc. (a)	19,229	568,409
NetScout Systems, Inc. (a)	9,978	82,817
Nuance Communications, Inc. (a) (b)	45,245	518,508
Open Solutions, Inc. (b)	8,408	316,477
Opsware, Inc. (a)	34,177	301,441
Parametric Technology Corp.	42,189	760,246
Progress Software Corp. (b)	14,192	396,383
Quality Systems, Inc. (a)	6,110	227,720
Quest Software, Inc. (b)	26,038	381,457
Radiant Systems, Inc. (a) (b)	7,742	80,826
SAFLINK Corp. (b) (d)	1	0
Secure Computing Corp. (a)	15,870	104,107
Smith Micro Software, Inc. (a)	7,257	102,977
Sonic Solutions (a) (b)	7,967	129,862
SPSS, Inc.	6,730	202,371
Sybase, Inc. (b)	33,239	821,003
Take-Two Interactive Software, Inc. (a)	28,650	508,824
The Ultimate Software Group, Inc. (b)	10,456	243,207
THQ, Inc. (a) (b)	23,794	773,781
TIBCO Software, Inc. (b)	74,994	707,943
Transaction Systems Architects, Inc. (Class A) (a) (b)	13,394	436,243
VA Software Corp. (a)	22,937	115,373
Vasco Data Security International, Inc. (a)	9,292	110,110
Verint Systems, Inc.	5,380	184,426
Wind River Systems, Inc. (b)	30,818	315,885
Witness Systems, Inc. (a) (b)	11,231	196,879

		18,110,489

Security Description	Shares	Value*

Specialty Retail—3.3%
A.C. Moore Arts & Crafts, Inc. (a) (b)	5,378	$116,541
Aaron Rents, Inc. (Class B) (a)	17,697	509,320
Aeropostale, Inc. (a) (b)	19,240	593,939
Asbury Automotive Group, Inc.	3,985	93,887
Bebe Stores, Inc.	8,606	170,313
Big 5 Sporting Goods Corp.	10,043	245,250
Blockbuster, Inc. (a)	79,005	417,936
Books-A-Million, Inc. (a)	5,343	121,179
Borders Group, Inc. (a)	23,777	531,416
Buckle, Inc.	3,295	167,551
Build-A-Bear-Workshop, Inc. (a)	5,004	140,212
Cabelas, Inc. (a)	11,059	266,854
Cache, Inc.	4,628	116,811
Casual Male Retail Group, Inc. (a)	10,145	132,392
Cato Corp. (a)	13,371	306,330
Charlotte Russe Holding, Inc. (b)	7,708	237,021
Charming Shoppes, Inc.	47,623	644,339
Christopher & Banks Corp.	12,616	235,415
Citi Trends, Inc. (a) (b)	2,383	94,462
Cost Plus, Inc. (a) (b)	7,641	78,702
CSK Auto Corp.	14,942	256,255
Dress Barn, Inc. (a)	16,336	381,119
DSW, Inc. (a)	5,706	220,080
Genesco, Inc. (a)	8,778	327,419
Group 1 Automotive, Inc. (a) (b)	9,813	507,528
Guess?, Inc. (a) (b)	8,203	520,316
Guitar Center, Inc. (a) (b)	10,443	474,739
Haverty Furniture Cos., Inc. (a)	10,024	148,355
Hibbett Sporting Goods, Inc. (b)	13,482	411,605
Hot Topic, Inc. (a) (b)	18,608	248,231
J. Crew Group, Inc. (b)	7,512	289,588
Jo-Ann Stores, Inc. (a)	11,266	277,144
JoS. A. Bank Clothiers, Inc. (a)	6,217	182,469
Lithia Motors, Inc. (a)	6,487	186,566
Midas, Inc. (a)	7,869	180,987
Monro Muffler Brake, Inc.	4,966	174,307
New York & Co., Inc. (a)	8,102	105,974
Pacific Sunwear of California, Inc. (b)	26,586	520,554
Pantry, Inc. (a)	9,337	437,345
Payless Shoesource, Inc. (b)	25,466	835,794
Pep Boys-Manny Moe & Jack	18,411	273,587
Pier 1 Imports, Inc. (a)	36,762	218,734
Rent-A-Center, Inc. (a) (b)	25,922	764,958
Restoration Hardware, Inc. (a)	11,290	96,078
Select Comfort Corp. (a) (b)	18,907	328,793
Shoe Carnival, Inc.	3,189	100,772
Sonic Automotive, Inc.	12,587	365,526
Stage Stores, Inc.	10,548	320,554
Stein Mart, Inc.	9,522	126,262
The Children’s Place Retail Stores, Inc. (a) (b)	8,051	511,400
The Finish Line, Inc. (Class A)	18,875	269,535
The Gymboree Corp. (b)	12,453	475,207
The Men’s Wearhouse, Inc. (a) (b)	17,923	685,734
The Talbots, Inc. (a)	7,453	179,617
Tween Brands, Inc.( b)	12,243	488,863
West Marine, Inc. (a) (b)	5,454	94,191
Wet Seal, Inc.	22,629	150,935

*See accompanying notes to financial statements.

MSF-20

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Specialty Retail—(Continued)
Zale Corp. (a)	18,118	$511,109
Zumiez, Inc. (a) (b)	5,156	152,308

		18,020,408

Textiles, Apparel & Luxury Goods—1.6%
Brown Shoe Co., Inc.	11,368	542,708
Carter’s, Inc. (a) (b)	19,206	489,753
Cherokee, Inc.	2,327	99,852
CROCS, Inc. (a) (b)	3,770	162,864
Deckers Outdoor Corp. (a)	4,895	293,455
dELiA*s, Inc.	8,421	88,336
Fossil, Inc. (a) (b)	15,664	353,693
Hartmarx Corp. (a)	12,120	85,567
Iconix Brand Group, Inc. (a)	12,408	240,591
K-Swiss, Inc. (a)	9,537	293,168
Kellwood Co. (a)	9,059	294,599
Kenneth Cole Productions, Inc. (a)	3,469	83,221
Maidenform Brands, Inc. (a) (b)	5,425	98,301
Movado Group, Inc.	6,074	176,146
Oxford Industries, Inc.	5,594	277,742
Perry Ellis International, Inc.	2,744	112,504
Phillips-Van Heusen Corp.	20,281	1,017,498
Quiksilver, Inc. (a) (b)	46,688	735,336
Skechers U. S. A., Inc. (a)	4,057	135,139
Steven Madden, Ltd.	8,532	299,388
Stride Rite Corp. (a)	13,783	207,848
The Warnaco Group, Inc. (a) (b)	17,294	438,922
Timberland Co. (Class A) (a)	18,364	579,935
True Religion Apparel, Inc. (a)	5,312	81,327
Under Armour, Inc. (a) (b)	7,211	363,795
UniFirst Corp.	3,018	115,921
Volcom, Inc. (a) (b)	4,755	140,605
Wolverine World Wide, Inc.	19,941	568,717
Xerium Technologies, Inc.	6,975	68,285

		8,445,216

Thrifts & Mortgage Finance—2.1%
Accredited Home Lenders Holding Co. (a)	8,309	226,670
Anchor Bancorp Wisconsin, Inc.	8,780	253,040
Bank Mutual Corp. (a)	20,900	253,099
BankAtlantic Bancorp, Inc. (Class A)	19,033	262,846
BankUnited Financial Corp. (a) (b)	10,883	304,289
Berkshire Hill Bancorp, Inc.	2,974	99,510
Brookline Bancorp, Inc. (a)	21,277	280,218
Charter Financial Corp	1,565	80,629
Charter Municipal Mortgage Acceptance Co. (a)	21,272	456,710
Citizens First BanCorp, Inc.	3,084	94,802
City Bank (a)	6,000	214,800
Coastal Financial Corp. (a)	6,176	103,448
Columbia BanCorp (a)	4,630	257,891
Corus Bankshares, Inc. (a)	14,466	333,731
Dime Community Bancorp, Inc. (a)	10,912	152,877
Doral Financial Corp. (a)	39,298	112,785
Downey Financial Corp. (a)	8,151	591,600
Federal Agricultural Mortage Corp. (a)	4,977	135,026

Security Description	Shares	Value*

Thrifts & Mortgage Finance—(Continued)
Fidelity Bankshares, Inc.	9,025	$358,022
First Busey Corp. (a)	4,770	109,949
First Financial Holdings, Inc. (a)	4,175	163,577
First Niagara Financial Group, Inc. (a)	41,854	621,950
First Place Financial Corp.	6,023	141,480
FirstFed Financial Corp. (a) (b)	6,033	404,030
Flagstar Bancorp, Inc.	14,886	220,908
Flushing Financial Corp. (a)	8,744	149,260
Franklin Bank Corp. (a) (b)	8,088	166,128
Fremont General Corp. (a)	27,019	437,978
ITLA Capital Corp.	1,943	112,519
Kearny Financial Corp. (a)	7,535	121,012
KNBT Bancorp.	9,880	165,292
MAF Bancorp, Inc.	11,809	527,744
NewAlliance Bancshares, Inc.	39,521	648,144
Northwest Bancorp, Inc.	6,125	168,192
Ocwen Financial Corp. (a)	13,008	206,307
Partners Trust Financial Group, Inc.	16,463	191,629
PFF Bancorp, Inc.	8,404	290,022
Provident Bancorp, Inc. (a)	15,103	226,243
Provident Financial Services, Inc.	23,670	429,137
TierOne Corp.	7,148	225,948
Triad Guaranty, Inc. (a) (b)	4,001	219,535
TrustCo Bank Corp. (a)	25,923	288,264
United Community Financial Corp.	9,993	122,314
W Holding Co., Inc.	46,902	279,536
Willow Grove BanCorp, Inc.	5,444	81,224
WSFS Financial Corp.	2,138	143,096

		11,433,411

Tobacco—0.2%
Alliance One International, Inc.	37,455	264,432
Universal Corp.	9,784	479,514
Vector Group, Ltd. (a)	13,624	241,826

		985,772

Trading Companies & Distributors—0.6%
Applied Industrial Technologies, Inc.	17,575	462,398
Beacon Roofing Supply, Inc. (a) (b)	14,943	281,227
Electro Rent Corp. (a) (b)	5,559	92,835
H & E Equipment Services, Inc. (b)	4,241	105,050
Interline Brands, Inc. (b)	9,367	210,476
Kaman Corp. (a)	9,209	206,189
NuCo2, Inc. (a) (b)	5,122	125,950
Rush Enterprises, Inc. (a)	6,903	116,799
TAL International Group, Inc.	5,611	149,758
TransDigm Group, Inc.	3,898	103,336
UAP Holdings Corp. (a) (b)	20,294	511,003
Watsco, Inc. (a)	10,891	513,620
Williams Scotsman International, Inc. (a) (b)	10,303	202,145

		3,080,786

Transportation Infrastructure—0.0%
Interpool, Inc.	4,367	102,013

*See accompanying notes to financial statements.

MSF-21

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Water Utilities—0.2%
American State Water Co. (a)	6,801	$262,655
California Water Service Group	6,890	278,356
SJW Corp.	6,807	263,839
Southwest Water Co. (a)	9,749	134,146

		938,996

Wireless Telecommunication Services—0.3%
@ Road, Inc. (a)	22,036	160,863
Dobson Communications Corp. (a)	59,846	521,259
Fibertower Corp. (a)	40,993	241,039
Inphonic, Inc. (a)	9,187	101,884
iPCS, Inc. (b)	5,685	314,721
Syniverse Holdings, Inc. (b)	11,208	168,008
USA Mobility, Inc.	8,939	199,965

		1,707,739

Total Common Stock (Identified Cost $416,182,777)		519,936,037

Rights—0.0%

Real Estate Management & Development—0.0%
Affordable Residential Communities, Inc. (d)	12,120	0

Thrifts & Mortgage Finance—0.0%
BankUnited Financial Corp. (d) (e)	4,713	0

Total Rights (Identified Cost $1,603)		0

Short Term Investments—4.8%
Security Description	Face Amount	Value*

Discount Notes—4.8%
Federal Home Loan Bank 5.120%, 01/18/07	$19,625,000	$19,577,551
Federal National Mortgage Association 5.150%, 02/07/07	7,000,000	6,962,949

Total Short Term Investments (Identified Cost $26,540,500)		26,540,500

Total Investments—100.1% (Identified Cost $442,724,880) (f)		546,476,537
Liabilities in excess of other assets		(698,267)

Total Net Assets—100%		$545,778,270

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $134,098,061 and the collateral received consisted of cash in the amount of $138,887,798.
(b)	Non-Income Producing.
(c)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(d)	Zero Valued Security.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $442,674,769 and the composition of unrealized appreciation and depreciation of investment securities was $127,304,301 and $(23,502,533), respectively.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2006	Net Unrealized Depreciation
Russell 200 Index Futures	3/15/2007	61	$24,389,630	$24,244,450	$(145,180)

*See accompanying notes to financial statements.

MSF-22

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$546,476,537
Cash		272,062
Collateral for securities loaned		138,887,798
Receivable for:
Securities sold		913,968
Fund shares sold		1,096,895
Accrued interest and dividends		577,646

Total Assets		688,224,906
Liabilities
Payable for:
Fund shares redeemed	$1,288,422
Securities purchased	1,798,082
Futures variation margin	186,050
Withholding taxes	164
Return of collateral for securities loaned	138,887,798
Accrued expenses:
Management fees	112,169
Service and distribution fees	40,521
Other expenses	133,430

Total Liabilities		142,446,636

Net Assets		$545,778,270

Net assets consists of:
Capital paid in		$394,094,141
Undistributed net investment income		4,790,491
Accumulated net realized gains		43,287,161
Unrealized appreciation on investments and futures contracts		103,606,477

Net Assets		$545,778,270

Computation of offering price:
Class A
Net asset value and redemption price per share ($331,567,624 divided by 21,149,517 shares outstanding)		$15.68

Class B
Net asset value and redemption price per share ($159,002,997 divided by 10,296,509 shares outstanding)		$15.44

Class E
Net asset value and redemption price per share ($55,207,649 divided by 3,536,615 shares outstanding)		$15.61

Identified cost of investments		$442,724,880

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$6,009,869	(a)
Interest		1,488,305	(b)

		7,498,174
Expenses
Management fees	$1,202,972
Service and distribution fees—Class B	330,159
Service and distribution fees—Class E	77,843
Directors’ fees and expenses	23,102
Custodian	244,154
Audit and tax services	27,529
Legal	9,100
Printing	171,305
Insurance	8,190
Miscellaneous	11,374

Total expenses	2,105,728
Management fee waivers	(33,683)	2,072,045

Net Investment Income		5,426,129

Realized and Unrealized Gain
Realized gain on:
Investments—net	39,700,707
Futures contracts—net	2,611,640	42,312,347

Unrealized appreciation on:
Investments—net	30,875,062
Futures contracts—net	154,255	31,029,317

Net gain		73,341,664

Net Increase in Net Assets From Operations		$78,767,793

(a)	Net of foreign taxes of $2,118.
(b)	Includes income on securities loaned of $437,493.

See accompanying notes to financial statements.

MSF-23

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$5,426,129	$4,061,761
Net realized gain	42,312,347	18,852,703
Unrealized appreciation (depreciation)	31,029,317	(3,782,675)

Increase in net assets from operations	78,767,793	19,131,789

From Distributions to Shareholders
Net investment income
Class A	(2,492,950)	(1,954,701)
Class B	(779,273)	(488,212)
Class E	(362,193)	(312,859)

	(3,634,416)	(2,755,772)

Net realized gain
Class A	(11,542,164)	(9,570,659)
Class B	(4,927,018)	(3,378,427)
Class E	(2,009,144)	(1,910,282)

	(18,478,326)	(14,859,368)

Total distributions	(22,112,742)	(17,615,140)

Increase in net assets from capital share transactions	64,478,331	40,847,816

Total increase in net assets	121,133,382	42,364,465

Net Assets
Beginning of the period	424,644,888	382,280,423

End of the period	$545,778,270	$424,644,888

Undistributed Net Investment Income
End of the period	$4,790,491	$3,591,625

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	7,058,753	$104,860,923	5,597,156	$75,005,236
Reinvestments	927,022	14,035,114	954,877	11,525,360
Redemptions	(5,975,413)	(88,805,816)	(5,607,025)	(75,079,788)

Net increase	2,010,362	$30,090,221	945,008	$11,450,808

Class B
Sales	4,054,683	$59,147,033	3,691,555	$48,607,976
Reinvestments	381,947	5,706,291	324,382	3,866,639
Redemptions	(2,058,160)	(30,081,414)	(1,619,780)	(21,494,922)

Net increase	2,378,470	$34,771,910	2,396,157	$30,979,693

Class E
Sales	719,276	$10,559,339	806,060	$10,769,340
Reinvestments	157,042	2,371,337	184,800	2,223,141
Redemptions	(908,461)	(13,314,476)	(1,081,292)	(14,575,166)

Net decrease	(32,143)	$(383,800)	(90,432)	$(1,582,685)

Increase derived from capital share transactions		$64,478,331		$40,847,816

See accompanying notes to financial statements.

MSF-24

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.92	$14.01	$11.95	$8.25	$10.43

Income From Investment Operations
Net investment income	0.18 (a)	0.14	0.12	0.08	0.08
Net realized and unrealized gain (loss) of investments	2.30 (a)	0.40	2.00	3.69	(2.20)

Total from investment operations	2.48	0.54	2.12	3.77	(2.12)

Less Distributions
Distributions from net investment income	(0.13)	(0.11)	(0.06)	(0.07)	(0.05)
Distributions from net realized capital gains	(0.59)	(0.52)	0.00	0.00	(0.01)

Total distributions	(0.72)	(0.63)	(0.06)	(0.07)	(0.06)

Net Asset Value, End of Period	$15.68	$13.92	$14.01	$11.95	$8.25

Total Return (%)	18.0	4.5	17.8	46.1	(20.5)
Ratio of operating expenses to average net assets (%)	0.35	0.35	0.37	0.47	0.49
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.36	0.36	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.21	1.10	0.97	0.89	0.99
Portfolio turnover rate (%)	44	39	39	42	53
Net assets, end of period (000)	$331,568	$266,467	$254,898	$216,744	$131,184

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.73	$13.82	$11.80	$8.16	$10.33

Income From Investment Operations
Net investment income	0.14 (a)	0.10	0.08	0.05	0.05
Net realized and unrealized gain (loss) of investments	2.25 (a)	0.41	1.98	3.65	(2.17)

Total from investment operations	2.39	0.51	2.06	3.70	(2.12)

Less Distributions
Distributions from net investment income	(0.09)	(0.08)	(0.04)	(0.06)	(0.04)
Distributions from net realized capital gains	(0.59)	(0.52)	0.00	0.00	(0.01)

Total distributions	(0.68)	(0.60)	(0.04)	(0.06)	(0.05)

Net Asset Value, End of Period	$15.44	$13.73	$13.82	$11.80	$8.16

Total Return (%)	17.6	4.3	17.4	45.7	(20.6)
Ratio of operating expenses to average net assets (%)	0.60	0.60	0.62	0.72	0.74
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.61	0.61	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.97	0.87	0.77	0.64	0.79
Portfolio turnover rate (%)	44	39	39	42	53
Net assets, end of period (000)	$159,003	$108,689	$76,322	$39,911	$13,267

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-25

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.87	$13.95	$11.92	$8.23	$10.42

Income From Investment Operations
Net investment income	0.16 (a)	0.13	0.09	0.07	0.07
Net realized and unrealized gain (loss) of investments	2.28 (a)	0.40	1.99	3.69	(2.20)

Total from investment operations	2.44	0.53	2.08	3.76	(2.13)

Less Distributions
Distributions from net investment income	(0.11)	(0.09)	(0.05)	(0.07)	(0.05)
Distributions from net realized capital gains	(0.59)	(0.52)	0.00	0.00	(0.01)

Total distributions	(0.70)	(0.61)	(0.05)	(0.07)	(0.06)

Net Asset Value, End of Period	$15.61	$13.87	$13.95	$11.92	$8.23

Total Return (%)	17.7	4.4	17.5	46.0	(20.6)
Ratio of operating expenses to average net assets (%)	0.50	0.50	0.52	0.62	0.64
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	0.51	0.51	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	1.05	0.95	0.82	0.74	1.08
Portfolio turnover rate (%)	44	39	39	42	53
Net assets, end of period (000)	$55,208	$49,489	$51,061	$38,059	$6,259

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-26

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Russell 2000 Index Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Russell 2000 Index Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-27

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option

MSF-28

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Russell 2000 Index Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$4,357,208	$6,162,833	$17,755,534	$11,452,307	$—	$—	$22,112,742	$17,615,140

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$8,399,719	$39,482,642	$103,656,588	$—	$151,538,949

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Russell 2000 Index Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$250,497,213	$0	$205,332,788

MSF-29

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Russell 2000 Index	$1,202,972	0.250%	Of all assets

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisers has entered into an investment subadvisory agreement with MetLife the investment subadviser for Russell 2000 Index Portfolio. MetLife Advisers pays MetLife an investment subadvisory fee for the Portfolio equal to the costs incurred by MetLife in providing subadvisory services to the Portfolio. Fees earned by MetLife with respect to the Portfolio for the year ended December 31, 2006 were $110,673.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares of the Portfolio. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Russell 2000 Index Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.007%	All Assets

Amounts waived for the period ended December 31, 2006 are shown as management fee waivers in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

MSF-30

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-31

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Russell 2000 Index Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Russell 2000 Index Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Russell 2000 Index Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-32

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of Russell 2000 Index Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	27,510,599.149	1,106,417.902	1,235,167.339	29,852,184.390

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	27,897,659.982	844,065.154	1,110,459.254	29,852,184.390

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	27,855,391.342	854,794.724	1,141,998.324	29,852,184.390

4. To eliminate the Fundamental Investment Restrictions relating to Options.	27,646,499.555	1,053,526.122	1,152,158.713	29,852,184.390

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	27,797,903.020	965,742.083	1,088,539.287	29,852,184.390

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	27,917,474.625	805,984.981	1,128,724.784	29,852,184.390

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	27,892,986.042	803,802.559	1,155,395.789	29,852,184.390

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	27,847,643.085	885,890.507	1,118,650.798	29,852,184.390

9. To revise the Fundamental Investment Restrictions relating to Commodities.	27,731,634.931	941,309.904	1,179,239.555	29,852,184.390

MSF-33

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-34

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-35

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-36

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-37

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-38

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-39

Metropolitan Series Fund, Inc.

Russell 2000 Index Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-40

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-41

Metropolitan Series Fund, Inc. T. Rowe Price Large Cap Growth Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the T. Rowe Price Large Cap Growth Portfolio returned 13.2%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 15.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Growth Funds Universe2, was 6.3% over the same period.

PORTFOLIO REVIEW

The U.S. stock market enjoyed a solid rally in 2006, posting its fourth consecutive year of positive performance. Despite evidence of slowing economic growth, stocks rallied thanks to robust corporate earnings growth, declining energy prices, and significant merger and acquisition activity, particularly a marked increase in buyouts by private equity firms. The Federal Reserve’s shift to a stable interest rate policy during the last half of the year also contributed to the positive sentiment in the market. Small-cap stocks posted the best returns, followed by large-cap and mid-cap issues, while value shares outperformed growth by a wide margin across all market capitalizations.

The Portfolio posted a double-digit gain in 2006 but trailed its benchmark, the S&P 500 Index. Both stock selection and sector weightings contributed to the Portfolio’s underperformance of the S&P 500 Index in 2006. In particular, overweights in the information technology and health care sectors—which were the weakest-performing segments of the index—detracted from relative performance. Stock choices also weighed on results; a majority of the largest detractors from relative performance came from these two sectors. Among information technology stocks, internet company Yahoo! fell amid concerns about a new software product, while computer maker Dell struggled with increased price competition and poor execution of its business model.

In the health care sector, an emphasis on health services providers hindered results relative to the index. UnitedHealth Group took a hit after an investigation uncovered backdating of stock options at the company. Health care equipment companies such as Medtronic and St. Jude Medical were hurt by slowing sales, product recalls, and Medicare reimbursement difficulties.

On the positive side, the most significant performance contribution came from the consumer discretionary sector, where stock selection among gaming companies and retailers added value. Casino operators Wynn Resorts and MGM Mirage posted strong returns amid high expectations for growth in Macau, a major Asian gaming destination. Department store chain Kohl’s and online retailer Amazon.com also delivered healthy gains for the year.

Stock choices in the industrial and business services sector enhanced relative results. An overweight position in machinery stocks—including instrumentation manufacturer Danaher, mining equipment maker Joy Global, and agricultural machinery company Deere—helped the most as sales remained robust despite the economic slowdown. The Portfolio remained underweight in this sector because of the limited prospects that met our growth targets.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO

THE S&P 500 INDEX

Average Annual Returns as of December 31, 2006

	T. Rowe Price Large Cap Growth Portfolio			S&P 500 Index
	Class A	Class B	Class E
1 Year	13.2%	12.9%	13.0%	15.8%
5 Years	5.9	N/A	5.8	6.2
Since Inception	6.0	12.8	4.0	4.3

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 11/9/98, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
General Electric Co.	4.2%
UnitedHealth Group, Inc.	2.4%
UBS AG	2.0%
Microsoft Corp.	1.8%
Schlumberger, Ltd.	1.8%
Google, Inc. (Class A)	1.8%
Accenture, Ltd. (Class A)	1.8%
Caremark Rx, Inc.	1.7%
Amgen, Inc.	1.6%
WellPoint, Inc.	1.6%

Top Sectors

% of Total Market Value
Information Technology	20.5%
Financials	20.0%
Health Care	17.5%
Consumer Discretionary	12.9%
Industrials	9.5%
Energy	6.0%
Consumer Staples	5.8%
Telecomm Services	3.7%
Materials	1.3%
Cash/Other	2.8%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
T. Rowe Price Large Cap Growth—Class A	Actual	0.68%	$1,000.00	$1,126.10	$3.64
	Hypothetical	0.68%	$1,000.00	$1,021.74	$3.47

T. Rowe Price Large Cap Growth—Class B	Actual	0.93%	$1,000.00	$1,123.50	$4.98
	Hypothetical	0.93%	$1,000.00	$1,020.46	$4.74

T. Rowe Price Large Cap Growth—Class E	Actual	0.83%	$1,000.00	$1,124.20	$4.44
	Hypothetical	0.83%	$1,000.00	$1,020.97	$4.23

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—97.2% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—0.5%
General Dynamics Corp.	43,000	$3,197,050

Air Freight & Logistics—0.5%
Expeditors International of Washington, Inc.	77,600	3,142,800

Airlines—1.0%
Southwest Airlines Co.	426,900	6,540,108

Beverages—1.2%
InBev NV (EUR)	44,600	2,938,664
PepsiCo, Inc.	89,900	5,623,245

		8,561,909

Biotechnology—3.8%
Amgen, Inc. (a)	162,400	11,093,544
Celgene Corp. (a)	68,500	3,940,805
Genentech, Inc. (a)	62,500	5,070,625
Gilead Sciences, Inc. (a)	89,200	5,791,756

		25,896,730

Capital Markets—9.2%
E*TRADE Financial Corp. (a)	294,000	6,591,480
Franklin Resources, Inc.	58,000	6,389,860
Goldman Sachs Group, Inc.	22,700	4,525,245
Legg Mason, Inc.	55,000	5,227,750
Morgan Stanley	79,200	6,449,256
Northern Trust Corp.	86,200	5,231,478
State Street Corp.	138,700	9,353,928
The Charles Schwab Corp.	297,200	5,747,848
UBS AG (CHF)	226,400	13,694,479

		63,211,324

Chemicals—0.6%
Monsanto Co.	74,400	3,908,232

Commercial Banks—2.5%
Anglo Irish Bank Corp., Plc. (EUR)	70,400	1,459,174
Anglo Irish Bank Corp., Plc. (London Listed Shares) (EUR)	214,300	4,424,546
Erste Bank der oesterreichischen Sparkassen AG (EUR)	84,800	6,475,931
UniCredito Italiano S.p.A. (EUR)	515,500	4,504,412

		16,864,063

Communications Equipment—3.4%
Cisco Systems, Inc. (a)	297,600	8,133,408
Corning, Inc. (a)	125,000	2,338,750
Juniper Networks, Inc. (a)	261,200	4,947,128
Qualcomm, Inc.	67,400	2,547,046
Telefonaktiebolaget LM Ericsson (Class B) (SEK)	1,280,000	5,164,658

		23,130,990

Computers & Peripherals—1.4%
Apple Computer, Inc. (a)	42,100	3,571,764

Security Description	Shares	Value*

Computers & Peripherals—(Continued)
Dell, Inc. (a)	85,200	$2,137,668
EMC Corp. (a)	285,300	3,765,960

		9,475,392

Consumer Finance—2.5%
American Express Co.	176,200	10,690,054
SLM Corp.	129,600	6,320,592

		17,010,646

Diversified Financial Services—2.1%
Chicago Mercantile Exchange Holdings, Inc.	3,200	1,631,200
Citigroup, Inc.	186,515	10,388,885
Deutsche Boerse AG (EUR)	11,900	2,187,830

		14,207,915

Diversified Telecommunication Services—0.3%
Telus Corp.	44,900	2,005,683

Energy Equipment & Services—2.9%
Baker Hughes, Inc.	97,700	7,294,282
Schlumberger, Ltd.	197,800	12,493,048

		19,787,330

Food & Staples Retailing—3.1%
CVS Corp.	126,200	3,900,842
Sysco Corp.	72,600	2,668,776
Wal-Mart de Mexico S.A. de CV (ADR)	43,000	1,887,696
Wal-Mart Stores, Inc.	146,100	6,746,898
Walgreen Co.	73,300	3,363,737
Whole Foods Market, Inc.	57,000	2,675,010

		21,242,959

Health Care Equipment & Supplies—2.6%
Medtronic, Inc.	155,100	8,299,401
St. Jude Medical, Inc. (a)	61,000	2,230,160
Stryker Corp.	74,300	4,094,673
Zimmer Holdings, Inc. (a)	36,500	2,860,870

		17,485,104

Health Care Providers & Services—7.4%
Aetna, Inc.	97,600	4,214,368
Caremark Rx, Inc.	199,900	11,416,289
Humana, Inc. (a)	41,800	2,311,958
Medco Health Solutions, Inc. (a)	95,900	5,124,896
UnitedHealth Group, Inc.	303,700	16,317,801
WellPoint, Inc. (a)	140,800	11,079,552

		50,464,864

Hotels, Restaurants & Leisure—2.7%
Carnival Corp.	55,100	2,702,655
International Game Technology	98,000	4,527,600
Marriott International, Inc. (Class A)	54,760	2,613,147
MGM MIRAGE (a)	69,400	3,980,090
Wynn Resorts, Ltd. (a)	52,700	4,945,895

		18,769,387

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Household Durables—1.6%
Harman International Industries, Inc.	69,200	$6,913,772
Lennar Corp. (Class A)	81,500	4,275,490

		11,189,262

Household Products—1.4%
Reckitt Benckiser, Plc. (GBP)	67,700	3,094,256
The Procter & Gamble Co.	103,605	6,658,693

		9,752,949

Industrial Conglomerates—5.1%
General Electric Co.	769,700	28,640,537
Tyco International, Ltd.	201,900	6,137,760

		34,778,297

Insurance—3.0%
American International Group, Inc.	152,000	10,892,320
Prudential Financial, Inc.	82,100	7,049,106
The Hartford Financial Services Group, Inc.	26,000	2,426,060

		20,367,486

Internet & Catalog Retail—1.4%
Amazon.com, Inc. (a)	148,400	5,855,864
Liberty Media Holding Corp.—Interactive (Class A) (a)	159,653	3,443,715

		9,299,579

Internet Software & Services—2.9%
eBay, Inc. (a)	102,500	3,082,175
Google, Inc. (Class A) (a)	26,200	12,064,576
Yahoo!, Inc. (a)	174,100	4,446,514

		19,593,265

IT Services—3.0%
Accenture, Ltd. (Class A)	326,400	12,053,952
Affiliated Computer Services, Inc. (a)	9,700	473,748
Automatic Data Processing, Inc.	161,700	7,963,725

		20,491,425

Machinery—2.3%
Danaher Corp.	138,000	9,996,720
Deere & Co.	24,000	2,281,680
Joy Global, Inc.	69,000	3,335,460

		15,613,860

Media—3.9%
EchoStar Communications Corp. (Class A) (a)	58,300	2,217,149
Grupo Televisa S.A. (ADR)	172,600	4,661,926
Liberty Media Holding Corp.—Capital (Series A) (a)	55,290	5,417,314
Rogers Communications, Inc. (Class B)	138,500	8,254,600
Viacom, Inc. (Class B) (a)	149,500	6,133,985

		26,684,974

Security Description	Shares	Value*

Metals & Mining—0.7%
BHP Billiton, Ltd. (AUD)	255,700	$5,076,648

Multiline Retail—2.6%
Kohl’s Corp. (a)	134,700	9,217,521
Target Corp.	154,900	8,837,045

		18,054,566

Oil, Gas & Consumable Fuels—3.1%
EOG Resources, Inc.	55,300	3,453,485
Exxon Mobil Corp.	91,016	6,974,556
Murphy Oil Corp.	57,400	2,918,790
Total S.A. (EUR)	108,600	7,828,402

		21,175,233

Pharmaceuticals—3.8%
Eli Lilly & Co.	54,500	2,839,450
Novartis AG (CHF)	152,400	8,749,719
Roche Holding AG (CHF)	38,700	6,917,718
Sepracor, Inc. (a)	56,400	3,473,112
Wyeth	79,300	4,037,956

		26,017,955

Semiconductors & Semiconductor Equipment—5.1%
Analog Devices, Inc.	152,000	4,996,240
Applied Materials, Inc.	216,100	3,987,045
ASML Holding NV (a)	57,400	1,413,762
Intel Corp.	102,200	2,069,550
Marvell Technology Group, Ltd. (a)	406,400	7,798,816
Maxim Integrated Products, Inc.	197,800	6,056,636
Samsung Electronics Co., Ltd. (KRW)	2,829	1,852,791
Texas Instruments, Inc.	60,800	1,751,040
Xilinx, Inc.	203,900	4,854,859

		34,780,739

Software—4.8%
Adobe Systems, Inc. (a)	94,400	3,881,728
Amdocs, Ltd. (a)	171,200	6,634,000
Autodesk, Inc.	123,100	4,980,626
Intuit, Inc. (a)	77,800	2,373,678
Microsoft Corp.	420,700	12,562,102
Oracle Corp. (a)	127,900	2,192,206

		32,624,340

Specialty Retail—1.3%
Best Buy Co., Inc.	34,300	1,687,217
PetSmart, Inc.	159,300	4,597,398
The Home Depot, Inc.	74,050	2,973,848

		9,258,463

Textiles, Apparel & Luxury Goods—0.5%
Nike, Inc. (Class B)	33,400	3,307,602

Thrifts & Mortgage Finance—0.7%
Countrywide Financial Corp.	118,500	5,030,325

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Trading Companies & Distributors—0.2%
Fastenal Co.	47,900	$1,718,652

Wireless Telecommunication Services—2.1%
América Movil S.A. de C.V. (ADR)	167,300	7,565,306
Crown Castle International Corp. (a)	221,200	7,144,760

		14,710,066

Total Common Stock (Identified Cost $581,717,693)		664,428,172

Short Term Investments—4.0%
Security Description	Shares	Value*

Mutual Funds—4.0%
T. Rowe Price Reserve Investment Fund	27,238,060	$27,238,060

Total Short Term Investments (Identified Cost $27,238,060)		27,238,060

Total Investments—101.2% (Identified Cost $608,955,753) (b)		691,666,232
Liabilities in excess of other assets		(7,960,276)

Total Net Assets—100%		$683,705,956

(a)	Non-Income Producing.
(b)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $612,322,879 and the composition of unrealized appreciation and depreciation of investment securities was $88,134,562 and $(8,791,209), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(KRW)—	South Korean Won
(SEK)—	Swedish Krona

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$691,666,232
Cash		326,107
Receivable for:
Securities sold		240,201
Fund shares sold		1,338,826
Accrued interest and dividends		680,696
Foreign taxes		67,994

Total Assets		694,320,056
Liabilities
Payable for:
Fund shares redeemed	$954,161
Securities purchased	9,099,636
Withholding taxes	3,830
Accrued expenses:
Management fees	336,459
Service and distribution fees	69,377
Other expenses	150,637

Total Liabilities		10,614,100

Net Assets		$683,705,956

Net assets consists of:
Capital paid in		$595,024,038
Undistributed net investment income		2,611,080
Accumulated net realized gains		3,357,195
Unrealized appreciation on investments and foreign currency		82,713,643

Net Assets		$683,705,956

Computation of offering price:
Class A
Net asset value and redemption price per share ($354,798,340 divided by 23,242,414 shares outstanding)		$15.27

Class B
Net asset value and redemption price per share ($298,582,135 divided by 19,652,488 shares outstanding)		$15.19

Class E
Net asset value and redemption price per share ($30,325,481 divided by 1,993,321 shares outstanding)		$15.21

Identified cost of investments		$608,955,753

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$6,306,216	(a)
Interest		726,821

		7,033,037
Expenses
Management fees	$3,255,448
Service and distribution fees—Class B	601,771
Service and distribution fees—Class E	42,840
Directors’ fees and expenses	23,102
Custodian	264,424
Audit and tax services	27,529
Legal	9,794
Printing	173,719
Insurance	8,208
Miscellaneous	5,760

Total expenses	4,412,595
Expense reductions	(29,623)
Management fee waivers	(80,558)	4,302,414

Net Investment Income		2,730,623

Realized and Unrealized Gain
Realized gain (loss) on:
Investments—net	29,517,221
Futures contracts—net	(229,727)
Foreign currency transactions—net	(51,957)	29,235,537

Unrealized appreciation on:
Investments—net	36,509,126
Foreign currency transactions—net	6,114	36,515,240

Net gain		65,750,777

Net Increase in Net Assets From Operations		$68,481,400

(a)	Net of foreign taxes of $151,863.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$2,730,623	$1,142,354
Net realized gain	29,235,537	13,366,786
Unrealized appreciation	36,515,240	7,863,767

Increase in net assets from operations	68,481,400	22,372,907

From Distributions to Shareholders
Net investment income
Class A	(937,824)	(1,114,593)
Class B	(122,146)	(257,787)
Class E	(58,204)	(115,166)

Total distributions	(1,118,174)	(1,487,546)

Increase in net assets from capital share transactions	245,680,812	74,567,333

Total increase in net assets	313,044,038	95,452,694

Net Assets
Beginning of the period	370,661,918	275,209,224

End of the period	$683,705,956	$370,661,918

Undistributed Net Investment Income
End of the period	$2,611,080	$1,080,212

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	12,750,061	$182,472,112	5,063,456	$65,065,629
Reinvestments	66,797	937,824	94,217	1,114,593
Redemptions	(6,976,649)	(98,380,759)	(3,331,873)	(42,272,321)

Net increase	5,840,209	$85,029,177	1,825,800	$23,907,901

Class B
Sales	19,382,686	$271,687,508	4,676,569	$58,967,959
Reinvestments	8,725	122,146	21,846	257,787
Redemptions	(7,620,165)	(109,090,213)	(665,744)	(8,461,504)

Net increase	11,771,246	$162,719,441	4,032,671	$50,764,242

Class E
Sales	470,996	$6,622,128	391,640	$4,922,562
Reinvestments	4,157	58,204	9,752	115,166
Redemptions	(629,144)	(8,748,138)	(402,094)	(5,142,538)

Net decrease	(153,991)	$(2,067,806)	(702)	$(104,810)

Increase derived from capital share transactions		$245,680,812		$74,567,333

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.53		$12.77	$11.64	$8.91	$11.64

Income From Investment Operations
Net investment income	0.09	(e)	0.05	0.08	0.03	0.02
Net realized and unrealized gain (loss) of investments	1.70	(e)	0.78	1.07	2.71	(2.72)

Total from investment operations	1.79		0.83	1.15	2.74	(2.70)

Less Distributions
Distributions from net investment income	(0.05)		(0.07)	(0.02)	(0.01)	(0.03)

Total distributions	(0.05)		(0.07)	(0.02)	(0.01)	(0.03)

Net Asset Value, End of Period	$15.27		$13.53	$12.77	$11.64	$8.91

Total Return (%)	13.2		6.6	9.9	30.8	(23.2)
Ratio of operating expenses to average net assets before expense reductions (%)	0.68		0.71	0.74	0.79	0.77
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.68		0.70	0.73	0.77	0.76
Ratio of operating expenses to average net assets without giving effect to the management fee waiver	0.70		N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.65		0.44	0.68	0.28	0.22
Portfolio turnover rate (%)	55		35	37	37	49
Net assets, end of period (000)	$354,798		$235,513	$198,913	$172,315	$127,939

	Class B
	Year ended December 31,
	2006		2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$13.47		$12.72	$11.60	$8.88	$8.96

Income from Investment Operations
Net investment income	0.05	(e)	0.01	0.05	0.01	0.00
Net realized and unrealized gain (loss) of investments	1.68	(e)	0.79	1.08	2.72	(0.08)

Total from investment operations	1.73		0.80	1.13	2.73	(0.08)

Less Distributions
Distributions from net investment income	(0.01)		(0.05)	(0.01)	(0.01)	0.00

Total distributions	(0.01)		(0.05)	(0.01)	(0.01)	0.00

Net Asset Value, End of Period	$15.19		$13.47	$12.72	$11.60	$8.88

Total Return (%)	12.9		6.3	9.7	30.8	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.93		0.96	0.99	1.04	1.02	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.93		0.95	0.98	1.02	1.01	(c)
Ratio of operating expenses to average net assets without giving effect to the management fee waiver	0.95		N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.34		0.20	0.93	0.06	0.00	(c)
Portfolio turnover rate (%)	55		35	37	37	49
Net assets, end of period (000)	$298,582		$106,181	$48,955	$325	$1

(a)	Commencement of operations was July 30,2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(e)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006		2005	2004	2003	2002
Net Asset Value, Beginning of Period	$13.49		$12.73	$11.61	$8.90	$11.63

Income From Investment Operations
Net investment income	0.07	(b)	0.04	0.06	0.01	0.03
Net realized and unrealized gain (loss) of investments	1.68	(b)	0.77	1.08	2.71	(2.73)

Total from Investment Operations	1.75		0.81	1.14	2.72	(2.70)

Less Distributions
Distributions from net investment income	(0.03)		(0.05)	(0.02)	(0.01)	(0.03)

Total distributions	(0.03)		(0.05)	(0.02)	(0.01)	(0.03)

Net Asset Value, End of Period	$15.21		$13.49	$12.73	$11.61	$8.90

Total Return (%)	13.0		6.4	9.8	30.6	(23.3)
Ratio of operating expenses to average net assets before expense reductions (%)	0.83		0.86	0.89	0.94	0.92
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.83		0.85	0.88	0.92	0.91
Ratio of operating expenses to average net assets without giving effect to the management fee waiver	0.85		N/A	N/A	N/A	N/A
Ratio of net investment income to average net assets (%)	0.51		0.29	0.56	0.14	0.07
Portfolio turnover rate (%)	55		35	37	37	49
Net assets, end of period (000)	$30,325		$28,968	$27,341	$16,646	$3,119

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.
(b)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the T. Rowe Price Large Cap Growth Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the T. Rowe Price Large Cap Growth Portfolio had no capital loss carryovers.

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$1,118,174	$1,487,546	$—	$—	$—	$—	$1,118,174	$1,487,546

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,611,080	$6,724,321	$79,346,517	$—	$88,681,918

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the T. Rowe Price Large Cap Growth Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$528,822,806	$0	$287,968,209

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
T. Rowe Price Large Cap Growth	$3,255,448	0.650%	Of the first $50 million
		0.600%	On amounts in excess of $50 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. is compensated to provide subadvisory services for the T. Rowe Price Large Cap Growth Portfolio.

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Pursuant to an expense agreement, MetLife Advisers has agreed, for the period May 1, 2006 to April 30, 2007, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the T. Rowe Price Large Cap Growth Portfolio as follows:

Annual Percentage Rate Reduction	Average Daily Net Asset Value Levels
0.015%	First $50 million

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the year ended December 31, 2006 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized,

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and T. Rowe Price Large Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the T. Rowe Price Large Cap Growth Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-18

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of T. Rowe Price Large Cap Growth Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	23,352,746.500	779,372.419	1,012,026.251	25,144,145.170

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	23,752,845.318	492,280.202	899,019.650	25,144,145.170

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	23,566,227.796	677,710.602	900,206.772	25,144,145.170

4. To eliminate the Fundamental Investment Restrictions relating to Options.	23,556,910.193	682,822.118	904,412.859	25,144,145.170

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	23,546,384.104	659,134.328	938,626.738	25,144,145.170

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	23,819,513.305	409,984.625	914,647.240	25,144,145.170

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	23,768,544.362	433,672.729	941,928.079	25,144,145.170

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	23,573,070.208	648,619.100	922,455.862	25,144,145.170

9. To revise the Fundamental Investment Restrictions relating to Commodities.	23,675,272.251	511,067.871	957,805.048	25,144,145.170

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-23

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-24

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-25

Metropolitan Series Fund, Inc.

T. Rowe Price Large Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Fund, Inc. T. Rowe Price Small Cap Growth Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the T. Rowe Price Small Cap Growth Portfolio returned 3.9%, compared to its new benchmark, the Morgan Stanley Capital International (MSCI) U.S. Small Cap Growth Index,1 which returned 12.0%. The prior benchmark, the Russell 2000 Growth Index,2 returned 13.4%. The benchmark was changed because the subadviser felt the MSCI Index better reflected the universe of stocks from which the Portfolio’s securities are selected. The average return of its peer group, the Lipper Variable Insurance Products Small-Cap Growth Funds Universe,3 was 11.1% over the same period.

PORTFOLIO REVIEW

Small-cap growth stocks produced strong returns in 2006 but lagged their more robust value counterparts. Equities in general were lifted by substantial merger and leveraged buyout activity, continued solid corporate earnings growth despite an economic deceleration, and declining oil prices and long-term interest rates in the second half of the year.

U.S. economic growth decelerated in 2006, reflecting a substantially cooler housing market, softer manufacturing activity, and some deceleration of consumer spending amid high energy costs and slower housing equity growth. The overall rate of inflation eased somewhat as oil and gas prices declined from their summer peaks, but “core” inflation (excluding food and energy prices) remained above the Fed’s stated comfort zone. The central bank kept the fed funds target rate steady in the second half of the year (after raising it to 5.25% in the first half), but Fed officials believe that “some inflation risks remain” and have left open the possibility of additional rate increases.

Portfolio performance was hurt by the poor performance of our holdings in various sectors. Our sector allocations also worked against us. The Information Technology sector contributed the most in absolute terms to our full-year results, driven by electronic equipment and semiconductor-related stocks. However, relative performance was hurt by weakness among software companies, especially Radiant Systems and Fair Isaac. In addition, Avid Technology stumbled badly due to weakness in the company’s core professional video business, anemic high-end audio workstation sales, and some product flaws that have marred the company’s entrance into the consumer video editing market.

Industrials and Business Services stocks produced gains in 2006, and Kenexa, which offers products and services to help companies recruit and retain employees, was one of our top contributors in the entire Portfolio. However, our holdings in the sector failed to keep pace with those in the Index, especially machinery company Actuant and long-time holding Corporate Executive Board.

Consumer Discretionary stocks contributed moderately to performance in 2006. A few of our education-related and Internet and catalog retailers added value, but relative weakness among our specialty retailers, especially TSC, and Urban Outfitters, which were both eliminated, restrained our performance. Several of our restaurant holdings also underperformed, as consumer spending was adversely impacted by elevated energy costs, a weakening housing market, and rising mortgage costs.

Our Health Care stocks lagged in 2006, as gains in pharmaceuticals and biotechnology shares were offset by weakness among health care providers and service companies, though dialysis services provider DaVita did well. Our health care equipment and supply companies generally lagged those in our benchmark, with Aspect Medical Systems, which we eliminated, among our largest detractors last year.

Energy stocks collectively did not add value to the Portfolio over the last year. Gains in many of our holdings were offset by the poor performance of several companies, including Patterson-UTI Energy, which we eliminated, Unit, Bronco Drilling, and Bill Barrett.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The MSCI US Small Cap Growth Index represents the growth companies of the MSCI US Small Cap 1750 Index. (The MSCI US Small Cap 1750 Index represents the universe of small capitalization companies in the US equity market. This index targets for inclusion 1,750 companies and represents, as of October 29, 2004, approximately 12% of the capitalization of the US equity market.) The MSCI US Small Cap Growth Index is a subset of the MSCI US Small Cap 1750 Index. The Index does not include fees or expenses. Direct investment in the Index is not possible.

2 The Russell 2000® Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

3 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI SMALL CAP GROWTH INDEX & THE RUSSELL 2000 GROWTH INDEX

Average Annual Returns as of December 31, 2006

	T. Rowe Price Small Cap Growth Portfolio			MSCI U.S. Small Cap Growth Index	Russell 2000 Growth Index

	Class A	Class B	Class E
1 Year	3.9%	3.6%	3.7%	12.0%	13.4%
5 Years	5.8	N/A	5.6	8.5	6.9
Since Inception	5.7	13.9	4.3	9.6	5.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 3/3/97, 7/30/02 and 5/1/01, respectively. Index since inception return is based on Class A inception date.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
The Advisory Board Co.	1.2%
The Corporate Executive Board Co.	1.2%
Ceradyne, Inc.	1.1%
Affiliated Managers Group, Inc.	1.0%
UTi Worldwide, Inc.	1.0%
Kenexa Corp.	0.9%
Varian Semiconductor Equipment Associates, Inc.	0.9%
Computer Programs & Systems, Inc.	0.9%
DaVita, Inc.	0.9%
ITT Educational Services, Inc.	0.8%

Top Sectors

% of Total Market Value
Information Technology	25.3%
Health Care	19.0%
Industrials	17.2%
Consumer Discretionary	16.1%
Energy	9.1%
Financials	6.8%
Telecomm	2.3%
Consumer Staples	1.8%
Materials	1.0%
Cash/Other	1.4%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
T. Rowe Price Small Cap Growth—Class A	Actual	0.59%	$1,000.00	$1,036.90	$3.03
	Hypothetical	0.59%	$1,000.00	$1,022.20	$3.01

T. Rowe Price Small Cap Growth—Class B	Actual	0.84%	$1,000.00	$1,035.60	$4.31
	Hypothetical	0.84%	$1,000.00	$1,020.92	$4.28

T. Rowe Price Small Cap Growth—Class E	Actual	0.74%	$1,000.00	$1,036.10	$3.80
	Hypothetical	0.74%	$1,000.00	$1,021.43	$3.77

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—98.5% of Total Net Assets

Security Description	Shares	Value*

Aerospace & Defense—2.6%
Armor Holdings, Inc. (a)	40,900	$2,243,365
Ceradyne, Inc. (a)	77,400	4,373,100
DRS Technologies, Inc.	17,179	904,990
MTC Technologies, Inc. (a) (b)	52,500	1,236,375
Teledyne Technologies, Inc. (a)	33,300	1,336,329
United Industrial Corp. (b)	14,500	735,875

		10,830,034

Air Freight & Logistics—1.4%
Forward Air Corp.	32,300	934,439
Hub Group, Inc. (Class A)	13,900	382,945
Pacer International, Inc.	20,600	613,262
UTi Worldwide, Inc.	134,800	4,030,520

		5,961,166

Airlines—0.8%
Republic Airways Holdings, Inc. (a)	45,500	763,490
SkyWest, Inc.	93,300	2,380,083

		3,143,573

Auto Components—0.7%
Drew Industries, Inc. (a) (b)	11,500	299,115
Gentex Corp. (b)	114,200	1,776,952
LKQ Corp. (a)	28,400	652,916

		2,728,983

Automobiles—0.4%
Thor Industries, Inc. (b)	41,200	1,812,388

Beverages—0.3%
Boston Beer, Inc. (a) (b)	32,000	1,151,360

Biotechnology—3.2%
Alexion Pharmaceuticals, Inc. (a) (b)	22,800	920,892
Alkermes, Inc. (a)	41,400	553,518
BioMarin Pharmaceutical, Inc. (a)	73,700	1,207,943
Cephalon, Inc. (a) (b)	8,973	631,789
deCODE genetics, Inc. (a) (b)	57,600	260,928
Digene Corp. (a)	60,700	2,908,744
Human Genome Sciences, Inc. (a) (b)	38,400	477,696
Martek Biosciences Corp. (a) (b)	12,000	280,080
Medarex, Inc. (a) (b)	31,300	462,927
Myriad Genetics, Inc. (a) (b)	15,000	469,500
Neurocrine Biosciences, Inc. (a)	11,400	118,788
Onyx Pharmaceuticals, Inc. (a) (b)	32,100	339,618
Panacos Pharmaceuticals, Inc. (a) (b)	68,030	272,800
PDL BioPharma, Inc. (a) (b)	96,700	1,947,538
Senomyx, Inc. (a) (b)	68,800	893,712
Theravance, Inc. (a)	20,500	633,245
United Therapeutics Corp. (a)	7,000	380,590
Vertex Pharmaceuticals, Inc. (a)	16,970	635,018

		13,395,326

Building Products—0.1%
Simpson Manufacturing Co. , Inc. (b)	14,900	471,585

Security Description	Shares	Value*

Capital Markets—3.2%
Affiliated Managers Group, Inc. (a) (b)	38,449	$4,042,143
Cohen & Steers, Inc.	16,700	670,839
Eaton Vance Corp.	30,500	1,006,805
GFI Group, Inc. (a) (b)	7,100	442,046
Greenhill & Co., Inc. (b)	35,800	2,642,040
Investors Financial Services Corp. (b)	18,800	802,196
Knight Capital Group, Inc.	23,000	440,910
optionsXpress Holdings, Inc.	28,100	637,589
Penson Worldwide, Inc. (a)	18,200	498,862
Raymond James Financial, Inc.	67,400	2,042,894

		13,226,324

Chemicals—0.4%
Symyx Technologies, Inc. (a)	73,100	1,578,229

Commercial Banks—1.6%
Boston Private Financial Holdings, Inc. (b)	33,200	936,572
East West Bancorp, Inc.	45,400	1,608,068
Pinnacle Financial Partners, Inc. (a) (b)	27,200	902,496
PrivateBancorp, Inc. (b)	14,700	611,961
SVB Financial Group (a) (b)	15,300	713,286
UCBH Holdings, Inc. (b)	84,900	1,490,844
Virginia Commerce Bancorp, Inc. (a) (b)	18,249	362,790

		6,626,017

Commercial Services & Supplies—6.9%
Administaff, Inc.	21,000	898,170
ChoicePoint, Inc. (a)	53,533	2,108,130
Global Cash Access, Inc. (a)	45,100	731,973
Kenexa Corp. (a)	116,700	3,881,442
Mine Safety Appliances Co. (b)	14,300	524,095
Navigant Consulting, Inc. (a) (b)	64,300	1,270,568
Resources Connection, Inc. (a)	96,400	3,069,376
Stericycle, Inc. (a) (b)	35,400	2,672,700
Taleo Corp. (a)	92,000	1,257,640
The Advisory Board Co. (a)	95,500	5,113,070
The Corporate Executive Board Co.	56,500	4,955,050
Waste Connections, Inc. (a)	43,800	1,819,890

		28,302,104

Communications Equipment—1.9%
Adtran, Inc.	51,000	1,157,700
Anaren, Inc. (a)	16,500	293,040
Avocent Corp. (a)	22,525	762,471
F5 Networks, Inc. (a)	39,500	2,931,295
Inter-Tel, Inc.	41,300	915,208
Plantronics, Inc. (b)	30,400	644,480
Polycom, Inc. (a)	42,493	1,313,459

		8,017,653

Computers & Peripherals—1.0%
Avid Technology, Inc. (a) (b)	81,120	3,022,531
Intermec, Inc. (a) (b)	16,300	395,601
Rackable Systems, Inc. (a) (b)	22,200	687,534

		4,105,666

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Construction & Engineering—0.6%
Foster Wheeler, Ltd.	34,000	$1,874,760
Insituform Technologies, Inc. (a) (b)	29,000	749,940

		2,624,700

Construction Materials—0.1%
Florida Rock Industries, Inc.	8,200	353,010

Diversified Consumer Services—1.9%
Bright Horizons Family Solutions, Inc. (a)	51,500	1,990,990
ITT Educational Services, Inc. (a)	52,500	3,484,425
Jackson Hewitt Tax Service, Inc.	70,200	2,384,694

		7,860,109

Diversified Financial Services—1.1%
IntercontinentalExchange, Inc. (a)	27,200	2,934,880
International Securities Exchange, Inc.	24,600	1,151,034
The Nasdaq Stock Market, Inc. (a)	18,800	578,852

		4,664,766

Diversified Telecommunication Services—0.8%
Cbeyond, Inc. (a)	19,600	599,564
NeuStar, Inc. (Class A) (a)	31,300	1,015,372
NTELOS Holdings Corp. (a)	11,500	205,620
Time Warner Telecom, Inc. (Class A)	71,600	1,426,988

		3,247,544

Electrical Equipment—0.8%
AMETEK, Inc.	13,900	442,576
II-VI, Inc. (a)	51,200	1,430,528
The Genlyte Group, Inc.	14,400	1,124,784
Thomas & Betts Corp. (a)	7,700	364,056

		3,361,944

Electronic Equipment & Instruments—4.8%
Aeroflex, Inc. (a)	219,500	2,572,540
Cognex Corp.	95,600	2,277,192
Color Kinetics, Inc. (a) (b)	125,800	2,685,830
CyberOptics Corp. (a)	155,837	1,974,455
FLIR Systems, Inc. (a) (b)	88,200	2,807,406
Itron, Inc. (a) (b)	41,000	2,125,440
Orbotech, Ltd. (a)	37,700	959,088
ScanSource, Inc. (a)	54,200	1,647,680
Symbol Technologies, Inc.	69,900	1,044,306
TTM Technologies, Inc. (a)	152,200	1,724,426

		19,818,363

Energy Equipment & Services—4.8%
Acergy S.A. (ADR) (a)	30,700	591,282
Atwood Oceanics, Inc. (a)	17,500	856,975
Core Laboratories NV (a)	16,200	1,312,200
FMC Technologies, Inc. (a)	39,900	2,459,037
Global Industries, Inc. (a)	74,400	970,176
Grey Wolf, Inc. (a) (b)	56,500	387,590
Helmerich & Payne, Inc.	57,400	1,404,578

Security Description	Shares	Value*

Energy Equipment & Services—(Continued)
Hydril Co. (a)	19,000	$1,428,610
Input/Output, Inc. (a) (b)	79,200	1,079,496
Lone Star Technologies, Inc. (a)	12,000	580,920
Oil States International, Inc. (a)	74,200	2,391,466
SEACOR Holdings, Inc. (a) (b)	10,600	1,050,884
TETRA Technologies, Inc. (a)	68,400	1,749,672
Todco (Class A) (a)	38,700	1,322,379
Unit Corp. (a)	24,500	1,187,025
W-H Energy Services, Inc. (a)	25,100	1,222,119

		19,994,409

Food & Staples Retailing—0.7%
United Natural Foods, Inc. (a) (b)	84,000	3,017,280

Food Products—0.4%
SunOpta, Inc. (a) (b)	202,800	1,784,640

Health Care Equipment & Supplies—6.3%
American Medical Systems Holdings, Inc. (a) (b)	65,100	1,205,652
ArthroCare Corp. (a) (b)	18,000	718,560
Cytyc Corp. (a) (b)	71,000	2,009,300
DENTSPLY International, Inc.	37,300	1,113,405
Edwards Lifesciences Corp. (a)	36,100	1,698,144
Gen-Probe, Inc. (a)	44,100	2,309,517
Hologic, Inc. (a)	47,400	2,241,072
ICU Medical, Inc. (a) (b)	25,600	1,041,408
IDEXX Laboratories, Inc. (a)	15,500	1,229,150
Immucor, Inc. (a)	71,650	2,094,329
Integra LifeSciences Holdings (a) (b)	10,000	425,900
Kyphon, Inc. (a)	62,000	2,504,800
Mentor Corp. (b)	19,100	933,417
Meridian Bioscience, Inc.	55,300	1,356,509
Respironics, Inc. (a)	85,000	3,208,750
Stereotaxis, Inc. (b)	19,100	197,112
STERIS Corp.	35,100	883,467
Thoratec Corp. (a) (b)	57,100	1,003,818

		26,174,310

Health Care Providers & Services—4.0%
Amedisys, Inc. (a) (b)	22,533	740,670
Community Health Systems, Inc. (a)	24,900	909,348
Coventry Health Care, Inc. (a)	44,875	2,245,994
DaVita, Inc. (a)	62,000	3,526,560
Gentiva Health Services, Inc. (a) (b)	42,000	800,520
Healthspring, Inc. (a)	15,900	323,565
Henry Schein, Inc. (a)	12,400	607,352
LCA-Vision, Inc. (b)	5,300	182,108
LifePoint Hospitals, Inc. (a)	24,800	835,760
Manor Care, Inc. (b)	23,800	1,116,696
Matria Healthcare, Inc. (a) (b)	41,649	1,196,576
Omnicare, Inc.	26,800	1,035,284
Symbion, Inc. (a) (b)	63,700	1,179,087
Triad Hospitals, Inc. (a)	18,100	757,123
United Surgical Partners International, Inc. (a) (b)	39,000	1,105,650

		16,562,293

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Health Care Technology—0.9%
Computer Programs & Systems, Inc.	105,200	$3,575,748

Hotels, Restaurants & Leisure—3.5%
BJ’s Restaurants, Inc. (a) (b)	66,700	1,348,007
CEC Entertainment, Inc. (a)	16,450	662,113
International Speedway Corp. (Class A)	6,200	316,448
Orient-Express Hotels, Ltd. (Class A)	22,600	1,069,432
P.F. Chang’s China Bistro, Inc. (a) (b)	23,300	894,254
RARE Hospitality International, Inc. (a)	74,675	2,459,048
Scientific Games Corp. (a)	5,100	154,173
Shuffle Master, Inc. (a) (b)	71,950	1,885,090
Sonic Corp. (a)	79,362	1,900,720
Station Casinos, Inc. (b)	13,300	1,086,211
The Cheesecake Factory, Inc. (a)	29,749	731,825
WMS Industries, Inc. (a) (b)	52,600	1,833,636

		14,340,957

Household Durables—0.8%
Harman International Industries, Inc.	7,400	739,334
iRobot Corp. (a) (b)	43,400	783,804
M.D.C. Holdings, Inc.	22,283	1,271,245
Toll Brothers, Inc. (a)	16,500	531,795

		3,326,178

Household Products—0.4%
Church & Dwight Co., Inc.	35,000	1,492,750

Insurance—0.9%
Brown & Brown, Inc. (b)	27,700	781,417
Max Re Capital, Ltd.	30,600	759,492
StanCorp Financial Group, Inc.	43,300	1,950,665

		3,491,574

Internet & Catalog Retail—1.2%
Coldwater Creek, Inc. (a) (b)	115,900	2,841,868
drugstore.com, Inc. (a) (b)	215,200	787,632
Nutri/System, Inc. (a)	21,100	1,337,529

		4,967,029

Internet Software & Services—2.6%
aQuantive, Inc. (a) (b)	23,200	572,112
CNET Networks, Inc. (a) (b)	145,600	1,323,504
Cybersource Corp. (a)	131,500	1,449,130
Digital Insight Corp. (a)	47,200	1,816,728
Digital River, Inc. (a)	26,600	1,484,014
Digitas, Inc. (a)	87,100	1,168,011
SINA Corp. (a)	14,200	407,540
Websense, Inc. (a)	81,800	1,867,494
WebSideStory, Inc. (a) (b)	44,800	567,168

		10,655,701

IT Services—3.1%
CACI International, Inc. (Class A) (a)	35,500	2,005,750
Global Payments, Inc.	43,720	2,024,236
Heartland Payment Systems, Inc. (b)	7,900	223,175

Security Description	Shares	Value*

IT Services—(Continued)
Inforte Corp. (a)	235,400	$880,396
MoneyGram International, Inc.	73,700	2,311,232
NCI, Inc. (Class A) (a)	120,800	1,847,032
RightNow Technologies, Inc. (a) (b)	89,900	1,548,078
SI International, Inc. (a)	5,100	165,342
SRA International, Inc. (a) (b)	68,200	1,823,668

		12,828,909

Leisure Equipment & Products—1.0%
MarineMax, Inc. (a) (b)	87,400	2,266,282
Pool Corp. (b)	44,525	1,744,044

		4,010,326

Life Sciences Tools & Services—2.0%
Charles River Laboratories International, Inc. (a)	15,200	657,400
Dionex Corp. (a)	7,000	396,970
Exelixis, Inc. (a)	48,200	433,800
Invitrogen Corp. (a)	27,100	1,533,589
Pharmaceutical Product Development, Inc.	71,000	2,287,620
Techne Corp. (a)	27,900	1,547,055
Varian, Inc. (a)	21,600	967,464
Ventana Medical Systems, Inc. (a)	10,800	464,724

		8,288,622

Machinery—2.9%
Actuant Corp. (b)	67,100	3,197,315
Bucyrus International, Inc.	8,400	434,784
Kaydon Corp.	39,900	1,585,626
Kennametal, Inc.	13,100	770,935
Oshkosh Truck Corp.	65,800	3,186,036
The Manitowoc Co., Inc.	28,200	1,675,926
Wabtec Corp.	30,200	917,476

		11,768,098

Marine—0.1%
Horizon Lines, Inc.	11,800	318,128

Media—0.3%
Getty Images, Inc. (a)	24,500	1,049,090

Metals & Mining—0.5%
Reliance Steel & Aluminum Co.	8,400	330,792
Steel Dynamics, Inc. (b)	58,000	1,882,100

		2,212,892

Multiline Retail—0.1%
Fred’s, Inc.	25,850	311,234

Office Electronics—0.2%
Zebra Technologies Corp. (Class A) (a) (b)	27,242	947,749

Oil, Gas & Consumable Fuels—4.3%
Bill Barrett Corp. (a) (b)	32,200	876,162
Bois d’Arc Energy, Inc. (a)	44,700	653,961
Cabot Oil & Gas Corp.	37,000	2,244,050

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Common Stock—(Continued)

Security Description	Shares	Value*

Oil, Gas & Consumable Fuels—(Continued)
Comstock Resources, Inc. (a)	72,900	$2,264,274
Denbury Resources, Inc. (a)	65,300	1,814,687
Forest Oil Corp. (a) (b)	29,700	970,596
Foundation Coal Holdings, Inc.	27,100	860,696
Frontier Oil Corp.	47,300	1,359,402
Helix Energy Solutions Group, Inc. (a) (b)	59,400	1,863,378
Mariner Energy, Inc. (a)	57,836	1,133,586
PetroHawk Energy Corp. (a)	59,565	684,997
Quest Resource Corp. (a) (b)	12,700	128,270
RAM Energy Resources, Inc. (a) (b)	25,300	139,403
Range Resources Corp.	74,500	2,045,770
Stone Energy Corp. (a)	18,200	643,370

		17,682,602

Pharmaceuticals—2.5%
AtheroGenics, Inc. (a) (b)	14,000	138,740
Medicis Pharmaceutical Corp. (Class A) (b)	75,000	2,634,750
Noven Pharmaceuticals, Inc. (a)	95,800	2,438,110
Salix Pharmaceuticals, Ltd. (a) (b)	65,860	801,516
Sciele Pharma, Inc.	19,900	477,600
The Medicines Co. (a) (b)	91,700	2,908,724
Valeant Pharmaceuticals International, Inc.	62,400	1,075,776

		10,475,216

Road & Rail—0.8%
Dollar Thrifty Automotive Group, Inc. (a)	14,800	675,028
Old Dominion Freight Line, Inc. (a)	109,850	2,644,090

		3,319,118

Semiconductors & Semiconductor Equipment—6.0%
Advanced Energy Industries, Inc. (a)	166,300	3,138,081
ATMI, Inc. (a)	48,800	1,489,864
Cohu, Inc.	44,000	887,040
Cymer, Inc. (a)	55,800	2,452,410
Entegris, Inc. (a)	120,400	1,302,728
Exar Corp. (a)	45,700	594,100
Integrated Device Technology, Inc. (a)	112,650	1,743,822
Intersil Corp. (Class A)	76,864	1,838,587
Micrel, Inc. (a)	82,300	887,194
Microchip Technology, Inc.	7,350	240,345
OmniVision Technologies, Inc. (a) (b)	34,200	466,830
ON Semiconductor Corp. (a) (b)	349,100	2,642,687
Pericom Semiconductor Corp. (a)	32,400	371,628
PMC-Sierra, Inc. (a) (b)	60,400	405,284
Semtech Corp. (a)	104,600	1,367,122
Spansion, Inc. (Class A) (a)	52,900	786,094
Varian Semiconductor Equipment Associates, Inc. (a)	80,000	3,641,600
Virage Logic Corp. (a)	68,700	638,223

		24,893,639

Software—5.6%
Activision, Inc. (a)	92,377	1,592,580
Actuate Corp. (a)	161,700	960,498
ANSYS, Inc. (a)	35,200	1,530,848

Security Description	Shares	Value*

Software—(Continued)
Epicor Software Corp. (a)	56,700	$766,017
FactSet Research Systems, Inc.	35,500	2,005,040
Fair Isaac Corp.	44,619	1,813,762
Hyperion Solutions Corp. (a)	84,112	3,022,985
Informatica Corp. (a)	194,600	2,376,066
Jack Henry & Associates, Inc.	40,200	860,280
Macrovision Corp. (a)	54,800	1,548,648
NAVTEQ Corp. (a)	25,100	877,747
Open Solutions, Inc. (a) (b)	23,800	895,832
Quest Software, Inc. (a)	53,900	789,635
Radiant Systems, Inc. (a) (b)	143,250	1,495,530
Red Hat, Inc. (a) (b)	51,900	1,193,700
Sonic Solutions (a) (b)	49,000	798,700
Wind River Systems, Inc. (a)	54,600	559,650
Witness Systems, Inc. (a)	7,200	126,216

		23,213,734

Specialty Retail—5.6%
A.C. Moore Arts & Crafts, Inc. (a) (b)	130,900	2,836,603
Charlotte Russe Holding, Inc. (a)	41,000	1,260,750
Christopher & Banks Corp.	56,350	1,051,491
Citi Trends, Inc. (a) (b)	45,300	1,795,692
GameStop Corp. (Class A) (a) (b)	12,900	710,919
Hibbett Sporting Goods, Inc. (a)	81,850	2,498,880
O’Reilly Automotive, Inc. (a)	99,000	3,173,940
Pacific Sunwear of California, Inc. (a)	19,455	380,929
Ross Stores, Inc.	28,100	823,330
The Gymboree Corp. (a)	65,800	2,510,928
Tractor Supply Co. (a)	38,300	1,712,393
Tween Brands, Inc. (a)	21,200	846,516
Williams-Sonoma, Inc.	25,800	811,152
Zumiez, Inc. (a) (b)	91,600	2,705,864

		23,119,387

Textiles, Apparel & Luxury Goods—0.7%
Fossil, Inc. (a) (b)	29,149	658,184
Quiksilver, Inc. (a) (b)	98,300	1,548,225
Timberland Co. (Class A)	14,800	467,384

		2,673,793

Trading Companies & Distributors—0.2%
Beacon Roofing Supply, Inc. (a) (b)	33,300	626,706
Interline Brands, Inc. (a)	8,800	197,736

		824,442

Wireless Telecommunication Services—1.5%
Leap Wireless International, Inc. (a)	33,400	1,986,298
NII Holdings, Inc. (a) (b)	21,000	1,353,240
SBA Communications Corp. (a)	87,300	2,400,750
Syniverse Holdings, Inc. (a)	37,000	554,630

		6,294,918

Total Common Stock (Identified Cost $321,788,464)		406,895,610

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2006

Short Term Investments—1.9%

Security Description	Shares	Value*

Mutual Funds—1.9%
T. Rowe Price Reserve Investment Fund	7,589,435	$7,589,435

Total Short Term Investments (Identified Cost $7,589,435)		7,589,435

Total Investments—100.4% (Identified Cost $329,377,899) (c)		414,485,045
Liabilities in excess of other assets		(1,516,853)

Total Net Assets—100%		$412,968,192

(a)	Non-Income Producing.
(b)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $71,968,050 and the collateral received consisted of cash in the amount of $74,346,942.
(c)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $329,865,031 and the composition of unrealized appreciation and depreciation of investment securities was $99,673,816 and $(15,053,802), respectively.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$414,485,045
Collateral for securities loaned		74,346,942
Receivable for:
Securities sold		344,039
Fund shares sold		766,912
Accrued interest and dividends		98,536

Total Assets		490,041,474
Liabilities
Payable for:
Fund shares redeemed	$389,418
Securities purchased	2,047,948
Return of collateral for securities loaned	74,346,942
Accrued expenses:
Management fees	174,168
Service and distribution fees	12,026
Other expenses	102,780

Total Liabilities		77,073,282

Net Assets		$412,968,192

Net assets consists of:
Capital paid in		$339,831,342
Accumulated net realized losses		(11,970,296)
Unrealized appreciation on investments		85,107,146

Net Assets		$412,968,192

Computation of offering price:
Class A
Net asset value and redemption price per share ($349,258,043 divided by 22,217,723 shares outstanding)		$15.72

Class B
Net asset value and redemption price per share ($45,212,759 divided by 2,932,419 shares outstanding)		$15.42

Class E
Net asset value and redemption price per share ($18,497,390 divided by 1,193,337 shares outstanding)		$15.50

Identified cost of investments		$329,377,899

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$1,067,774
Interest		496,300 (a)

		1,564,074
Expenses
Management fees	$2,028,136
Service and distribution fees—Class B	102,375
Service and distribution fees—Class E	30,367
Directors’ fees and expenses	23,102
Custodian	154,226
Audit and tax services	27,529
Legal	7,505
Printing	145,389
Insurance	5,371
Miscellaneous	4,077

Total expenses	2,528,077
Expense reductions	(13,753)
Management fee waivers	(52,680)	2,461,644

Net Investment Loss		(897,570)

Realized and Unrealized Gain (Loss)
Realized gain on:
Investments—net		17,806,736
Unrealized depreciation on:
Investments—net		(3,516,615)

Net gain		14,290,121

Net Increase in Net Assets From Operations		$13,392,551

(a)	Includes income on securities loaned of $187,546.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment loss	$(897,570)	$(582,067)
Net realized gain	17,806,736	26,182,307
Unrealized appreciation (depreciation)	(3,516,615)	10,826,102

Increase in net assets from operations	13,392,551	36,426,342

Increase (decrease) in net assets from capital share transactions	30,463,297	(13,985,171)

Total increase in net assets	43,855,848	22,441,171

Net Assets
Beginning of the period	369,112,344	346,671,173

End of the period	$412,968,192	$369,112,344

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	5,525,628	$86,189,244	2,482,008	$34,917,352
Redemptions	(4,375,585)	(67,461,408)	(4,358,048)	(60,850,447)

Net increase (decrease)	1,150,043	$18,727,836	(1,876,040)	$(25,933,095)

Class B
Sales	1,667,737	$25,431,636	1,181,972	$16,375,307
Redemptions	(775,310)	(11,646,238)	(296,491)	(4,116,561)

Net increase	892,427	$13,785,398	885,481	$12,258,746

Class E
Sales	334,736	$5,152,126	296,321	$4,126,882
Redemptions	(473,521)	(7,202,063)	(322,762)	(4,437,704)

Net decrease	(138,785)	$(2,049,937)	(26,441)	$(310,822)

Increase (decrease) derived from capital share transactions		$30,463,297		$(13,985,171)

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.13	$13.63	$12.27	$8.71	$11.89

Income From Investment Operations
Net investment loss	(0.03)	(0.02)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) of investments	0.62	1.52	1.40	3.60	(3.14)

Total from investment operations	0.59	1.50	1.36	3.56	(3.18)

Net Asset Value, End of Period	$15.72	$15.13	$13.63	$12.27	$8.71

Total Return (%)	3.9	11.0	11.1	40.9	(26.7)
Ratio of operating expenses to average net assets before expense reductions (%)	0.59	0.60	0.60	0.63	0.61
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.59	0.59	0.60	0.63	N/A
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.60	N/A	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.19)	(0.14)	(0.31)	(0.39)	(0.38)
Portfolio turnover rate (%)	38	31	28	25	44
Net assets, end of period (000)	$349,258	$318,845	$312,834	$297,728	$210,410

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$14.88	$13.44	$12.11	$8.59	$8.67

Income From Investment Operations
Net investment loss	(0.05)	(0.04)	(0.03)	(0.01)	(0.01)
Net realized and unrealized gain (loss) of investments	0.59	1.48	1.36	3.53	(0.07)

Total from investment operations	0.54	1.44	1.33	3.52	(0.08)

Net Asset Value, End of Period	$15.42	$14.88	$13.44	$12.11	$8.59

Total Return (%)	3.6	10.7	11.0	41.0	(0.9	)(b)
Ratio of operating expenses to average net assets before expense reductions (%)	0.84	0.84	0.85	0.88	0.86	(c)
Ratio of operating expenses to average net assets after expense reductions (%) (d)	0.84	0.84	0.85	0.88	N/A
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.85	N/A	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.44)	(0.40)	(0.52)	(0.59)	(0.63	)(c)
Portfolio turnover rate (%)	38	31	28	25	44
Net assets, end of period (000)	$45,213	$30,357	$15,516	$152	$3

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.
(d)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.95	$13.49	$12.15	$8.64	$11.80

Income From Investment Operations
Net investment loss	(0.06)	(0.04)	(0.05)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	0.61	1.50	1.39	3.54	(3.14)

Total from investment operations	0.55	1.46	1.34	3.51	(3.16)

Net Asset Value, End of Period	$15.50	$14.95	$13.49	$12.15	$8.64

Total Return (%)	3.7	10.8	11.0	40.6	(26.8)
Ratio of operating expenses to average net assets before expense reductions (%)	0.74	0.74	0.75	0.78	0.76
Ratio of operating expenses to average net assets after expense reductions (%) (a)	0.74	0.74	0.75	0.78	N/A
Ratio of operating expenses to average net assets without giving effect to the management fee waiver (%)	0.75	N/A	N/A	N/A	N/A
Ratio of net investment loss to average net assets (%)	(0.35)	(0.30)	(0.45)	(0.52)	(0.53)
Portfolio turnover rate (%)	38	31	28	25	44
Net assets, end of period (000)	$18,497	$19,910	$18,321	$11,353	$1,809

(a)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio's expenses.

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the T. Rowe Price Small Cap Growth Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the

MSF-14

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the

MSF-15

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-16

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the T. Rowe Price Small Cap Growth Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/10	Total
$9,886,767	$1,596,398	$11,483,165

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$—	$84,620,014	$(11,483,165)	$73,136,849

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Portfolio trades are directed to brokers who paid a portion of the Portfolio’s expenses. Amounts paid for the Portfolio are shown as expense reductions in the Statement of Operations.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the T. Rowe Price Small Cap Growth Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$179,385,662	$0	$148,247,831

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
T. Rowe Price Small Cap Growth	$2,028,136	0.550%	Of the first $100 million
		0.500%	Of the next $300 million
		0.450%	On amounts in excess of $400 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MSF-17

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. T. Rowe Price Associates, Inc. is compensated to provide subadvisory services for the T. Rowe Price Small Cap Growth Portfolio.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

Management Fee Waivers:

Effective February 17, 2005, T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Fund and Met Investor Series Trust (“MIST”), in the aggregate, exceed $750,000,000, (ii) T. Rowe Price subadvises three or more portfolios of the Fund and MIST in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio pursuant to this voluntary subadvisory fee waiver.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Fund and MIST average daily net assets over $750,000,000, 7.5% for the next $1,500,000,000 of combined assets, and 10% for amounts over $3,000,000,000. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Fund and MIST portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for T. Rowe Price Large Cap and T. Rowe Price Small Cap by the amount waived (if any) by T. Rowe Price for the relevant Portfolio(s) pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts waived for the period ended June 30, 2006 are shown as management fee waivers in the Statement of Operations of the respective Portfolios.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material

MSF-18

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio's financial statement disclosures.

MSF-19

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and the T. Rowe Price Small Cap Growth Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the T. Rowe Price Small Cap Growth Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the T. Rowe Price Small Cap Growth Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-20

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

At a Special Meeting of Shareholders of T. Rowe Price Small Cap Growth Portfolio, held on April 28, 2006, the Portfolio’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To revise the Fundamental Investment Restrictions relating to Borrowing.	22,736,338.536	945,238.003	812,469.582	24,494,046.121

2. To revise the Fundamental Investment Restrictions relating to Underwriting of Securities.	22,921,225.770	712,055.352	860,764.999	24,494,046.121

3. To revise the Fundamental Investment Restrictions relating to Issuance of Senior Securities.	22,877,882.490	760,909.525	855,254.106	24,494,046.121

4. To eliminate the Fundamental Investment Restrictions relating to Options.	22,818,824.169	860,461.868	814,760.084	24,494,046.121

5. To revise the Fundamental Investment Restrictions relating to Making Loans.	22,862,491.903	823,393.185	808,161.033	24,494,046.121

6. To revise the Fundamental Investment Restrictions relating to Real Estate.	23,119,912.017	579,284.090	794,850.014	24,494,046.121

7. To revise the Fundamental Investment Restrictions relating to Industry Concentration.	23,003,966.277	629,245.486	860,834.358	24,494,046.121

8. To eliminate the Fundamental Investment Restrictions relating to Foreign Securities.	22,963,857.485	716,170.578	814,018.058	24,494,046.121

9. To revise the Fundamental Investment Restrictions relating to Commodities.	22,926,165.718	731,354.861	836,525.542	24,494,046.121

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-24

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-25

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-26

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-27

Metropolitan Series Fund, Inc.

T. Rowe Price Small Cap Growth Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

Metropolitan Series Fund, Inc. Western Asset Management High Yield Bond Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

On May 1, 2006, the Western Asset Management High Yield Portfolio succeeded to the operations of the predecessor fund, the High Yield Bond Trust. On that same date, MetLife Advisers, LLC succeeded Travelers Asset Management International Company, LLC as the Portfolio’s adviser and the Western Asset Management Company became the Portfolio’s subadviser.

For the year ended December 31, 2006, the Class A shares of the Western Asset Management High Yield Portfolio returned 10.4%, compared to its benchmark, the Credit Suisse First Boston High Yield Index1, which returned 11.9%. The average return of its peer group, the Lipper Variable Insurance Products High Yield Funds Universe2, was 10.0% over the same period.

PORTFOLIO REVIEW

The Portfolio outperformed the Lehman Brothers Aggregate Bond Index3 and the Citibank Global Emerging Markets Sovereign Bond Index4, which returned 4.3% and 10.5%, respectively and trailed the S&P 500 Index5, which returned 15.8%. The Portfolio generated over 800 basis points (bps) or 8.0% of excess return over Treasuries for the year. Lower rated bonds faired better than higher-rated issuers. Specifically, CCC and lower rated issues on average gained approximately 19.4% for the period, while B’s and BB’s returned approximately 12.0% and 9.8% respectively. The best performing industries included Media Cable and Consumer Cyclical, which returned 20.4% and 16.1%, respectively. Charter Communications was the top Media Cable performer returning 34.4% for the period. Charter has, for the most part, completed its cable system upgrades. General Motors (GM) was the top performing Consumer Cyclical performer returning 28.3%. GM bondholders benefited from GM’s restructuring efforts. In addition GM’s sale of a majority stake in their finance unit, GMAC, helped bolster GM’s liquidity profile.

New issue high yield supply totaled approximately $144 billion in 2006, higher than the prior annual record of $138 billion set in 1998. Leveraged Buyout (LBO) acquisition financings accounted for 47% of new issue volumes, the highest level on record. The most notable transactions included the financing for HCA’s $33 billion LBO, the largest LBO on record, and Freescale’s $5.95 billion transaction was the largest high yield deal ever. 2006 also marked the first time that acquisition related financing topped refinancing related transactions, with approximately $68 billion versus approximately $58 billion. The US speculative grade default rate fell from 2.3% (on an issuer-weighted basis) at the end of 2005 to 1.8% for the trailing 12 months ended December 2006, a 25 year low. Only 20 companies defaulted during the period. The average annual default rate from 1980-2006 was 4.5%.

Issue selection aided relative performance due primarily to overweights to General Motors, Ford, and Level 3 Communications which returned 28.3%, 21.9% and 33.2%, respectively and due to 8 of the 10 largest underweights underperforming the market. Sector allocation had marginal impact on performance as the positive impact of an overweight to Media Cable, which returned 2.4%, and an underweight to Utilities, which returned 9.1%, was offset by the negative impact of an overweight to Media Non-Cable, which returned 10.1% and an underweight to Consumer Cyclicals, which returned 16.1%. Ratings distribution aided relative performance due to an overweight to CCC rated issues, which returned 19.4%, and an underweight to BB rated issues, which returned 9.8%.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Credit Suisse First BostonTM High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by S&P and Baa by Moodys. Results assume the reinvestment of all capital gains and dividend distributions. An investment cannot be made directly into an index.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The CitiGroup Global Emerging Markets Sovereign Bond Index covers US dollar-denominated external debt issued by sovereigns whose foreign debt is rated at or below BBB+/Baa1 by S&P / Moodys, together with Brady obligations of these issuers. In order to ensure relevance of the securities and to maintain a high quality of information, individual issues must have at least US$500 million outstanding to be eligible. Excludes defaulted sovereigns and limits the exposure to any one issuer by adopting a simple algorithm to cap at US$15 billion the total par amount of any single issuer’s debt in the index. The Index docs not include fees and expenses. Direct investment in the Index is not possible.

5 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

A $10,000 INVESTMENT COMPARED TO

THE CREDIT SUISSE FIRST BOSTON HIGH YIELD INDEX

Average Annual Returns as of December 31, 2006

	Western Asset Management High Yield Bond Portfolio	Credit Suisse First Boston High Yield Index
	Class A
1 Year	10.4%	11.9%
5 Years	10.4	11.1
10 Years	9.0	7.1

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
GMAC, LLC	2.7%
Ford Motor Co.	2.6%
General Motors Corp.	2.1%
HCA, Inc.	1.7%
Rogers Wireless, Inc.	1.6%
Chesapeake Energy Corp.	1.6%
Rural Cellular Corp.	1.4%
EchoStar DBS Corp.	1.3%
Intelsat Bermuda, Ltd. (144A)	1.3%
NRG Energy, Inc.	1.2%

Top Sectors

% of Market Value
High Yield	88.4%
Investment Grade	5.0%
Emerging Markets	2.9%
Cash & Cash Equivalents	2.7%
Equity	1.0%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses paid during period* July 1, 2006 to December 31, 2006
Western Asset Mgt. High Yield Bond—Class A	Actual	0.61%	$1,000.00	$1,084.10	$3.20
	Hypothetical	0.61%	$1,000.00	$1,022.10	$3.11

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—94.1% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—2.0%
Alliant Techsystems, Inc. 6.750%, 04/01/16	$190,000	$190,000
DRS Technologies, Inc. 6.625%, 02/01/16	90,000	90,675
7.625%, 02/01/18	400,000	412,000
L-3 Communications Holdings, Inc. 6.375%, 10/15/15	950,000	940,500
TransDigm, Inc. 7.750%, 07/15/14	230,000	236,900

		1,870,075

Airlines—0.2%
Continental Airlines, Inc. 8.750%, 12/01/11	230,000	231,725

Auto Components—1.2%
Keystone Automotive Operations, Inc. 9.750%, 11/01/13	285,000	282,150
TRW Automotive, Inc. 9.375%, 02/15/13	160,000	171,600
Visteon Corp. 7.000%, 03/10/14	325,000	284,375
8.250%, 08/01/10 (a)	440,000	429,000

		1,167,125

Automobiles—4.6%
Ford Motor Co. 7.450%, 07/16/31 (a)	2,400,000	1,884,000
8.875%, 01/15/22	230,000	200,100
8.900%, 01/15/32	275,000	246,812
General Motors Corp. 7.200%, 01/15/11 (a)	240,000	232,800
8.250%, 07/15/23	175,000	162,750
8.375%, 07/15/33	1,775,000	1,641,875

		4,368,337

Building Products—2.1%
Associated Materials, Inc. 0/11.250%, 03/01/14 (a) (b)	35,000	23,625
9.750%, 04/15/12 (a)	525,000	540,750
Norcraft Holdings, L.P. 0/9.750%, 09/01/12 (b)	520,000	439,400
9.000%, 11/01/11	130,000	134,550
Nortek, Inc. 8.500%, 09/01/14	345,000	338,100
NTK Holdings, Inc. 0/10.750%, 03/01/14 (a) (b)	775,000	542,500

		2,018,925

Capital Markets—0.3%
E*Trade Financial Corp. 7.375%, 09/15/13	215,000	223,600
7.875%, 12/01/15	100,000	106,250

		329,850

Security Description	Face Amount	Value*

Chemicals—1.8%
Chemtura Corp. 6.875%, 06/01/16 (a)	$65,000	$62,563
Georgia Gulf Corp. (144A) 9.500%, 10/15/14	490,000	477,750
Huntsman International, LLC 9.875%, 03/01/09	386,000	397,580
Huntsman International, LLC (144A) 7.875%, 11/13/14	145,000	146,087
Lyondell Chemical Co. 8.000%, 09/15/14	130,000	134,875
8.250%, 09/15/16	105,000	110,250
10.500%, 06/01/13	205,000	225,500
Rockwood Specialties Group, Inc. 7.625%, 11/15/14 (EUR)	50,000	70,269
Westlake Chemicals Corp. 6.625%, 01/15/16	140,000	135,450

		1,760,324

Commercial Services & Supplies—3.5%
Aleris International, Inc. (144A) 10.000%, 12/15/16	65,000	65,163
Allied Waste North America, Inc. 6.125%, 02/15/14	225,000	213,750
9.250%, 09/01/12	83,000	88,188
Ashtead Capital, Inc. (144A) 9.000%, 08/15/16	202,000	216,140
DynCorp International 9.500%, 02/15/13	410,000	434,600
H&E Equipment Services, Inc. 8.375%, 07/15/16 (c)	145,000	151,887
Hertz Corp. (144A) 10.500%, 01/01/16 (a)	1,005,000	1,105,500
Interface, Inc. 10.375%, 02/01/10	130,000	143,650
Penhall International Corp. (144A) 12.000%, 08/01/14	400,000	432,000
Rental Services Corp. (144A) 9.500%, 12/01/14	275,000	283,937
Service Corp. International 7.625%, 10/01/18	115,000	121,900
7.875%, 02/01/13	60,000	63,150

		3,319,865

Communications Equipment—0.2%
PanAmSat Corp. 9.000%, 08/15/14	175,000	184,844

Computers & Peripherals—0.3%
Activant Solutions, Inc. (144A) 9.500%, 05/01/16	275,000	255,750

Containers & Packaging—2.7%
Berry Plastics Holding Corp. (144A) 8.875%, 09/15/14	210,000	213,150
Graham Packaging Co., Inc. 9.875%, 10/15/14 (a)	465,000	469,650

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Containers & Packaging—(Continued)
Graphic Packaging International Corp. 8.500%, 08/15/11	$155,000	$160,425
9.500%, 08/15/13 (a)	445,000	469,475
Owens-Brockway Glass Container, Inc. 6.750%, 12/01/14 (a)	225,000	218,250
7.750%, 05/15/11	300,000	308,250
8.875%, 02/15/09	505,000	516,362
Plastipak Holdings, Inc. (144A) 8.500%, 12/15/15	180,000	187,200

		2,542,762

Diversified Consumer Services—0.3%
Education Management Corp. (144A) 8.750%, 06/01/14	240,000	248,400

Diversified Financial Services—6.6%
AAC Group Holding Corp. 0/10.250%, 10/01/12 (b)	50,000	43,750
Allied Security Escrow Corp. 11.375%, 07/15/11	80,000	82,000
CCM Merger, Inc. (144A) 8.000%, 08/01/13	275,000	268,812
CitiSteel USA, Inc. 12.949%, 09/01/10 (c)	120,000	124,200
CitiSteel USA, Inc. (144A) 15.000%, 10/01/10	90,000	101,700
El Paso Performance-Linked Trust (144A) 7.750%, 07/15/11	50,000	52,875
Foamex Capital Corp. (144A) 13.500%, 08/15/07	250,000	284,372
Ford Motor Credit Co. 7.000%, 10/01/13 (a)	15,000	14,325
8.000%, 12/15/16	230,000	227,275
8.110%, 01/13/12 (c)	110,000	109,001
Ford Motor Credit Co. (144A) 10.610%, 06/15/11 (c)	676,000	721,571
GMAC, LLC 6.875%, 08/28/12	450,000	462,071
8.000%, 11/01/31	1,845,000	2,118,185
Hexion U.S. Finance Corp. (144A) 9.750%, 11/15/14	55,000	55,756
Level 3 Financing, Inc. 11.800%, 03/15/11 (c)	105,000	111,038
Level 3 Financing, Inc. (144A) 9.250%, 11/01/14	200,000	204,000
Milacron Escrow Corp. 11.500%, 05/15/11	80,000	76,000
Rainbow National Services, LLC (144A) 8.750%, 09/01/12	100,000	105,125
Ucar Finance, Inc. 10.250%, 02/15/12	150,000	158,063
UGS Capital Corp. II (144A) 10.348%, 06/01/11 (c)	357,156	366,085
Wimar Opco, LLC (144A) 9.625%, 12/15/14	35,000	34,650
Xerox Capital Trust I 8.000%, 02/01/27	525,000	536,156

		6,257,010

Security Description	Face Amount	Value*

Diversified Telecommunication Services—4.1%
Cincinnati Bell Telephone Co. 6.300%, 12/01/28	$45,000	$40,500
Cincinnati Bell, Inc. 7.000%, 02/15/15	605,000	605,756
Citizens Communications Co. 6.250%, 01/15/13	500,000	490,625
Citizens Communications Co. (144A)
7.875%, 01/15/27	100,000	101,000
Hawaiian Telcom Communications, Inc.
10.889%, 05/01/13 (c)	95,000	95,000
12.500%, 05/01/15 (a)	420,000	439,950
IWO Holdings, Inc.
9.124%, 01/15/12 (c)	100,000	102,000
Level 3 Communications, Inc.
11.500%, 03/01/10 (a)	175,000	185,500
Qwest Communications International, Inc. 7.500%, 02/15/14	95,000	97,850
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	390,000	401,700
Qwest Corp. 6.875%, 09/15/33	785,000	749,675
7.500%, 10/01/14	30,000	31,800
Windstream Corp. (144A) 8.625%, 08/01/16	540,000	591,300

		3,932,656

Electric Utilities—2.7%
Edison Mission Energy 7.500%, 06/15/13	60,000	62,700
7.750%, 06/15/16	320,000	339,200
Ipalco Enterprises, Inc. 8.625%, 11/14/11	730,000	793,875
Midwest Generation, LLC 8.560%, 01/02/16	242,092	266,906
Orion Power Holdings, Inc. 12.000%, 05/01/10	230,000	261,050
Williams Cos., Inc. 7.125%, 09/01/11	850,000	884,000

		2,607,731

Energy Equipment & Services—3.5%
Colorado Interstate Gas Co. 6.800%, 11/15/15	710,000	738,245
Complete Production Services, Inc. (144A) 8.000%, 12/15/16	275,000	281,875
Northwest Pipeline Corp. 7.000%, 06/15/16	60,000	62,700
SemGroup, L.P. (144A) 8.750%, 11/15/15	530,000	532,650
SESI, LLC 6.875%, 06/01/14	20,000	19,900
Sonat, Inc. 6.625%, 02/01/08	275,000	277,063
7.625%, 07/15/11	675,000	715,500
Transcontinental Gas Pipeline Corp. 8.875%, 07/15/12	635,000	717,550

		3,345,483

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Food & Staples Retailing—0.5%
Delhaize America, Inc. 9.000%, 04/15/31	$425,000	$504,605

Food Products—0.8%
Alliance One International, Inc. 11.000%, 05/15/12	90,000	95,850
Dole Food Co., Inc. 7.250%, 06/15/10	155,000	147,638
8.875%, 03/15/11 (a)	279,000	274,815
Nutro Products, Inc. (144A) 9.400%, 10/15/13 (c)	65,000	67,275
10.750%, 04/15/14	130,000	142,025

		727,603

Foreign Government—1.6%
Federative Republic of Brazil 8.000%, 01/15/18	130,000	144,560
11.000%, 08/17/40	260,000	344,500
Republic of Panama 9.375%, 04/01/29 (a)	64,000	85,440
Russian Federation 5.000%, 03/31/30 (c)	850,000	959,565

		1,534,065

Gas Utilities—0.0%
Southern Natural Gas Co. 8.000%, 03/01/32	20,000	23,370

Health Care Providers & Services—4.7%
DaVita, Inc. 7.250%, 03/15/15	640,000	652,800
Eye Care Centers of America, Inc. 10.750%, 02/15/15	65,000	71,338
HCA, Inc. 6.300%, 10/01/12	125,000	114,375
6.500%, 02/15/16 (a)	800,000	674,000
7.500%, 11/15/95	275,000	206,832
HCA, Inc. (144A) 9.250%, 11/15/16	290,000	310,663
9.625%, 11/15/16	255,000	274,125
IASIS Healthcare, LLC 8.750%, 06/15/14	200,000	202,500
Tenet Healthcare Corp. 6.875%, 11/15/31	800,000	642,000
7.375%, 02/01/13 (a)	275,000	252,656
9.875%, 07/01/14	25,000	25,438
Triad Hospitals, Inc. 7.000%, 11/15/13	550,000	553,437
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	500,000	506,250

		4,486,414

Hotels, Restaurants & Leisure—5.3%
Aztar Corp. 7.875%, 06/15/14	250,000	271,563
Boyd Gaming Corp. 6.750%, 04/15/14	725,000	723,187

Security Description	Face Amount	Value*

Hotels, Restaurants & Leisure—(Continued)
Carrols Corp. 9.000%, 01/15/13	$550,000	$562,375
El Pollo Loco, Inc. 11.750%, 11/15/13	135,000	146,475
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10	380,000	410,400
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	550,000	547,250
Las Vegas Sands Corp. 6.375%, 02/15/15	550,000	532,812
MGM Mirage 7.625%, 01/15/17	435,000	436,088
8.375%, 02/01/11 (a)	270,000	280,125
8.500%, 09/15/10	10,000	10,700
Mohegan Tribal Gaming Authority 7.125%, 08/15/14	175,000	177,406
Penn National Gaming, Inc. 6.750%, 03/01/15	475,000	465,500
River Rock Entertainment Authority 9.750%, 11/01/11	45,000	47,700
Station Casinos, Inc. 6.500%, 02/01/14	175,000	155,531
7.750%, 08/15/16	280,000	282,100

		5,049,212

Household Durables—2.5%
Beazer Homes USA, Inc. 6.875%, 07/15/15	35,000	34,300
8.125%, 06/15/16 (a)	335,000	355,100
Hovnanian Enterprises, Inc. 6.375%, 12/15/14 (a)	900,000	864,000
Jacuzzi Brands, Inc. 9.625%, 07/01/10	225,000	239,062
Sealy Mattress Co. 8.250%, 06/15/14 (a)	475,000	496,375
Simmons Bedding Co. 0/10.000%, 12/15/14 (b)	175,000	137,375
7.875%, 01/15/14 (a)	225,000	227,813

		2,354,025

Household Products—0.3%
American Greetings Corp. 7.375%, 06/01/16	40,000	41,100
Spectrum Brands, Inc. 7.375%, 02/01/15	242,000	209,330

		250,430

Independent Power Producers & Energy Traders—1.8%
Mirant North America, LLC 7.375%, 12/31/13	560,000	568,400
NRG Energy, Inc. 7.250%, 02/01/14 (a)	200,000	201,500
7.375%, 02/01/16	770,000	773,850
7.375%, 01/15/17	180,000	180,450

		1,724,200

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Insurance—0.6%
Crum & Forster Holdings Corp. 10.375%, 06/15/13 (a)	$560,000	$606,200

Internet & Catalog Retail—0.3%
FTD, Inc. 7.750%, 02/15/14	300,000	300,375

IT Services—0.8%
SunGard Data Systems, Inc. 10.250%, 08/15/15	715,000	763,262

Leisure Equipment & Products—0.6%
Pinnacle Entertainment, Inc. 8.750%, 10/01/13	550,000	583,000

Machinery—0.3%
BGF Industries, Inc.
10.250%, 01/15/09	275,000	267,438

Media—11.2%
Affinion Group, Inc. 10.125%, 10/15/13	480,000	508,800
11.500%, 10/15/15	110,000	116,325
AM/FM, Inc. 8.000%, 11/01/08	200,000	207,932
AMC Entertainment, Inc. 8.625%, 08/15/12	195,000	204,019
9.624%, 08/15/10 (c)	225,000	232,594
11.000%, 02/01/16	260,000	291,850
CCH I Holdings, LLC 11.000%, 10/01/15	540,000	554,175
11.000%, 10/01/15 (a)	16,000	16,360
11.750%, 05/15/14	370,000	333,925
CCH II Holdings, LLC 10.250%, 09/15/10	285,000	298,181
10.250%, 10/01/13 (a)	351,000	373,815
CCO Holdings, LLC 9.485%, 12/15/10 (c)	300,000	306,000
Charter Communications Holdings, LLC 0/12.125%, 01/15/12 (b)	120,000	111,900
9.920%, 04/01/11	30,000	27,750
11.750%, 05/15/11	110,000	105,600
Charter Communications Operating, LLC (144A) 8.375%, 04/30/14	550,000	574,062
CMP Susquehanna Corp. (144A) 9.875%, 05/15/14	295,000	293,525
CSC Holdings, Inc. 7.625%, 04/01/11	1,010,000	1,028,937
Dex Media, Inc. 8.000%, 11/15/13	625,000	643,750
DirecTV Holdings, LLC 8.375%, 03/15/13	415,000	431,600
EchoStar DBS Corp. 6.625%, 10/01/14	1,175,000	1,145,625
7.125%, 02/01/16	90,000	90,000

Security Description	Face Amount	Value*

Media—(Continued)
Idearc, Inc. (144A) 8.000%, 11/15/16	$285,000	$289,275
ION Media Networks, Inc. (144A) 11.624%, 01/15/13 (c)	85,000	86,063
LIN Television Corp. 6.500%, 05/15/13	275,000	261,937
Lodgenet Entertainment Corp. 9.500%, 06/15/13	205,000	220,888
NTL Cable, Plc. 8.750%, 04/15/14 (EUR)	175,000	247,961
Primedia, Inc. 8.875%, 05/15/11 (a)	550,000	561,000
R.H. Donnelley Corp. 6.875%, 01/15/13	500,000	479,375
Warner Music Group 7.375%, 04/15/14	260,000	257,400
XM Satellite Radio, Inc. 9.750%, 05/01/14 (a)	190,000	190,000
9.871%, 05/01/13 (c)	125,000	121,563

		10,612,187

Metals & Mining—2.0%
International Coal Group, Inc. 10.250%, 07/15/14	345,000	345,000
Metals USA Holdings Corp. (144A) 11.365%, 01/15/12 (c)	280,000	268,800
Metals USA, Inc. 11.125%, 12/01/15	520,000	571,350
Mueller Group, Inc. 0/14.750%, 04/15/14 (b)	429,000	386,100
10.000%, 05/01/12	25,000	27,187
RathGibson, Inc.
11.250%, 02/15/14	300,000	318,000

		1,916,437

Multi-Utilities—1.1%
Calpine Generating Co., LLC 9.099%, 04/01/09 (c) (d)	375,000	384,375
Dynegy Holdings, Inc. 8.375%, 05/01/16	470,000	493,500
The AES Corp. 8.875%, 02/15/11	50,000	53,625
The AES Corp. (144A) 9.000%, 05/15/15	110,000	118,250

		1,049,750

Multiline Retail—0.7%
The Neiman Marcus Group, Inc. 9.000%, 10/15/15	105,000	114,581
10.375%, 10/15/15 (a)	465,000	517,313

		631,894

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Office Electronics—0.6%
Xerox Corp. 6.400%, 03/15/16	$550,000	$561,688

Oil, Gas & Consumable Fuels—5.1%
Belden & Blake Corp. 8.750%, 07/15/12	480,000	492,000
Chesapeake Energy Corp. 6.250%, 01/15/18	1,150,000	1,106,875
6.500%, 08/15/17	300,000	293,250
El Paso Corp. 6.700%, 02/15/27	62,930	62,982
Encore Acquisition Co. 6.000%, 07/15/15	70,000	63,875
Enterprise Products Operating, L.P. 8.375%, 08/01/66 (c)	220,000	238,305
Exco Resources, Inc. 7.250%, 01/15/11	425,000	431,375
Forest Oil Corp. 8.000%, 12/15/11	150,000	156,000
Geokinetics, Inc. (144A) 11.860%, 12/15/12 (c)	120,000	120,600
Gulfmark Offshore, Inc. 7.750%, 07/15/14 (c)	50,000	51,000
Mariner Energy, Inc. 7.500%, 04/15/13	210,000	203,700
PetroHawk Energy Corp. 9.125%, 07/15/13	230,000	241,500
Pogo Producing Co. 7.875%, 05/01/13	90,000	91,350
8.250%, 04/15/11	325,000	333,125
Pride International, Inc. 7.375%, 07/15/14	125,000	129,063
Stone Energy Corp. 8.250%, 12/15/11	230,000	225,975
Whiting Peteroleum Corp. 7.250%, 05/01/12	575,000	576,438

		4,817,413

Paper & Forest Products—1.6%
Appleton Papers, Inc. 9.750%, 06/15/14	540,000	556,200
NewPage Corp. 10.000%, 05/01/12 (a)	170,000	179,350
11.621%, 05/01/12 (c)	350,000	378,000
12.000%, 05/01/13 (a)	120,000	126,900
Verso Paper Holdings, LLC (144A) 9.125%, 08/01/14	75,000	78,187
11.375%, 08/01/16	190,000	199,500

		1,518,137

Pharmaceuticals—1.0%
Leiner Health Products, Inc. 11.000%, 06/01/12	415,000	429,525
Valeant Pharmaceuticals International 7.000%, 12/15/11	575,000	552,000

		981,525

Security Description	Face Amount	Value*

Real Estate Investment Trusts—0.9%
Host Marriott, L.P. 6.375%, 03/15/15	$300,000	$295,875
6.750%, 06/01/16	75,000	75,094
7.000%, 08/15/12	100,000	101,500
Ventas Realty, L.P. 6.500%, 06/01/16	80,000	82,000
6.750%, 04/01/17	205,000	211,662
7.125%, 06/01/15	80,000	84,000

		850,131

Real Estate Management & Development—0.3%
Ashton Woods USA, LLC 9.500%, 10/01/15	65,000	59,150
Forest City Enterprises, Inc. 7.625%, 06/01/15	15,000	15,300
Kimball Hill, Inc. 10.500%, 12/15/12	190,000	177,650

		252,100

Road & Rail—0.2%
Kansas City Southern Railway 7.500%, 06/15/09	110,000	110,963
OMI Corp. 7.625%, 12/01/13	50,000	51,125

		162,088

Semiconductors & Semiconductor Equipment—0.5%
Freescale Semiconductor, Inc. (144A)
8.875%, 12/15/14	465,000	463,256

Software—0.2%
UGS Corp. 10.000%, 06/01/12	200,000	218,000

Specialty Retail—1.3%
Autonation, Inc. 7.000%, 04/15/14	40,000	40,300
7.374%, 04/15/13 (c)	185,000	185,925
Blockbuster, Inc. 9.000%, 09/01/12	220,000	212,850
Brookstone Co., Inc. 12.000%, 10/15/12 (a)	95,000	92,862
Linens ‘n Things, Inc. 10.999%, 01/15/14 (c)	125,000	121,250
Michaels Stores, Inc. (144A) 0/13.000%, 11/01/16 (b)	100,000	54,250
Suburban Propane Partners, L.P. 6.875%, 12/15/13	515,000	504,700

		1,212,137

Textiles, Apparel & Luxury Goods—0.9%
Levi Strauss & Co. 9.750%, 01/15/15	825,000	888,937

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Wireless Telecommunication Services—1.4%
Rural Cellular Corp. 8.250%, 03/15/12	$700,000	$728,875
9.875%, 02/01/10	565,000	601,019

		1,329,894

Yankee—8.9%
AES China Generating Co., Ltd. 8.250%, 06/26/10	500,000	499,927
Basell AF SCA (144A) 8.375%, 08/15/15 (a)	295,000	303,113
Compagnie Generale de Geophysique S.A. 7.500%, 05/15/15	105,000	105,525
Grupo Transportacion Ferroviaria Mexicana S.A. de C.V. 9.375%, 05/01/12	420,000	448,350
12.500%, 06/15/12	20,000	21,600
Inmarsat Finance, Plc.
0/10.375%, 11/15/12 (b)	100,000	92,125
7.625%, 06/30/12	155,000	160,038
Intelsat Bermuda, Ltd. (144A) 9.250%, 06/15/16	395,000	424,625
11.250%, 06/15/16	705,000	773,737
JPMorgan Chase Bank/London (144A) Zero Coupon, 11/08/07	528,000	493,532
Kabel Deutschland GmbH 10.625%, 07/01/14	435,000	482,306
Kansas City Southern de Mexico S.A. de C.V. (144A) 7.625%, 12/01/13	80,000	80,000
Montell Finance Co., BV 8.100%, 03/15/27	285,000	270,750
Nordic Telephone Co., Holdings ApS (144A) 8.875%, 05/01/16	270,000	288,900
NTL Cable, Plc. 9.125%, 08/15/16	210,000	221,813
NXP BV (144A) 7.875%, 10/15/14	225,000	232,594
9.500%, 10/15/15	70,000	71,750
OPTI Canada, Inc. (144A) 8.250%, 12/15/14	230,000	236,325
Quebecor Media, Inc. 7.750%, 03/15/16	135,000	137,869
Quebecor World Capital Corp. (144A) 8.750%, 03/15/16	150,000	143,625
Rhodia S.A. 10.250%, 06/01/10	137,000	156,180
Rogers Cable, Inc. 5.500%, 03/15/14	70,000	66,933
6.250%, 06/15/13	45,000	45,338
6.750%, 03/15/15	75,000	77,275
Rogers Wireless, Inc. 7.250%, 12/15/12	475,000	503,500
8.000%, 12/15/12 (a)	980,000	1,046,150
Shaw Communications, Inc. 7.250%, 04/06/11	375,000	389,531

Security Description	Face Amount	Value*

Yankee—(Continued)
True Move Co., Ltd. (144A) 10.750%, 12/16/13	$690,000	$674,475

		8,447,886

Total Fixed Income (Identified Cost $87,105,681)		89,528,521

Common Stock—0.7%
Security Description	Shares	Value*

Media—0.0%
Cebridge Connections Holding Co. (e) (f)	7,460	34,549

Multi-Utilities—0.6%
NorthWestern Corp.	17,382	614,975

Wireless Telecommunication Services—0.1%
iPCS, Inc. (f)	957	52,980

Total Common Stock (Identified Cost $782,437)		702,504

Preferred Stock—0.4%

Auto Components—0.0%
HLI Operating Co., Inc.	40	660

Media—0.3%
ION Media Networks, Inc.	35	258,948

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp.	565	142,611

Total Preferred Stock (Identified Cost $402,066)		402,219

Fixed Income—Convertible—0.2%
Security Description	Face Amount	Value*

Automobiles—0.2%
Ford Motor Co. 4.250%, 12/15/36	$130,000	138,938

Total Fixed Income—Convertible (Identified Cost $130,000)		138,938

Warrants—0.0%
Security Description	Shares	Value*

Electronic Equipment & Instruments—0.0%
Viasystems Group, Inc. (e) (f) (g)	9,411	0

Total Warrants (Identified Cost $142,521)		0

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Schedule of Investments as of December 31, 2006

Short Term Investments—2.7%

Security Description	Face Amount	Value*

Repurchase Agreement—2.7%
State Street Repurchase Agreement dated 12/29/06 at 2.500% to be repurchased at $2,587,719 on 01/02/07 collateralized by $2,065,000 U.S. Treasury Bond 7.250% due 08/15/22 with a value of $2,639,483.	$2,587,000	$2,587,000

Total Short Term Investments (Identified Cost $2,587,000)		2,587,000

Total Investments—98.1% (Identified Cost $91,149,705) (h)		93,359,182
Other assets less liabilities		1,780,461

Total Net Assets—100%		$95,139,643

(a)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $10,326,248 and the collateral received consisted of cash in the amount of $10,513,268.
(b)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(c)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2006.
(d)	Non-Income Producing; Defaulted Bond.
(e)	Security was valued in good faith under procedures established by the Board of Directors.
(f)	Non-Income Producing.
(g)	Zero Valued Security.
(h)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $91,190,045 and the composition of unrealized appreciation and depreciation of investment securities was $3,272,582 and $(1,103,445), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2006, the market value of 144A securities was $14,395,380, which is 15.1% of total net assets.
(EUR)—	Euro

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$93,359,182
Cash		397
Foreign cash at value		12,849
Collateral for securities loaned		10,513,268
Receivable for:
Securities sold		383,508
Fund shares sold		2,388
Accrued interest and dividends		1,872,449

Total Assets		106,144,041
Liabilities
Payable for:
Fund shares redeemed	$15,929
Securities purchased	383,508
Withholding taxes	193
Return of collateral for securities loaned	10,513,268
Accrued expenses:
Management fees	39,345
Other expenses	52,155

Total Liabilities		11,004,398

Net Assets		$95,139,643

Net assets consists of:
Capital paid in		$84,806,219
Undistributed net investment income		7,589,615
Accumulated net realized gains		533,679
Unrealized appreciation on investments and foreign currency		2,210,130

Net Assets		$95,139,643

Computation of offering price:
Net asset value and redemption price per share ($95,139,643 divided by 9,227,060 shares outstanding)		$10.31

Identified cost of investments		$91,149,705

Identified cost of foreign cash		$12,279

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$29,330
Interest		8,089,887	(a)

		8,119,217
Expenses
Management fees	$486,468
Administration fees	23,194
Directors’ fees and expenses	25,511
Custodian	54,153
Audit and tax services	33,804
Legal	3,769
Printing	8,841
Insurance	5,840
Miscellaneous	2,098

Total expenses		643,678

Net Investment Income		7,475,539

Realized and Unrealized Gain
Realized gain on:
Investments—net	680,387
Foreign currency transactions—net	458	680,845

Unrealized appreciation on:
Investments—net	1,714,998
Foreign currency transactions—net	83	1,715,081

Net gain		2,395,926

Net Increase in Net Assets From Operations		$9,871,465

(a)	Includes income on securities loaned of $62,664.

See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$7,475,539	$7,665,048
Net realized gain	680,845	1,080,762
Unrealized appreciation (depreciation)	1,715,081	(7,118,662)

Increase in net assets from operations	9,871,465	1,627,148

From Distributions to Shareholders
Net investment income	(7,747,265)	(5,879)
Net realized gain	(617,782)	0

Total distributions	(8,365,047)	(5,879)

Increase (decrease) in net assets from capital share transactions	(23,583,449)	9,056,446

Total increase (decrease) in net assets	(22,077,031)	10,677,715

Net Assets
Beginning of the period	117,216,674	106,538,959

End of the period	$95,139,643	$117,216,674

Undistributed Net Investment Income
End of the period	$7,589,615	$7,747,265

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$

Sales	1,721,358	$17,080,553	2,368,775	$23,441,319
Reinvestments	869,549	8,365,047	595	5,879
Redemptions	(5,033,829)	(49,029,049)	(1,450,935)	(14,390,752)

Net increase (decrease)	(2,442,922)	$(23,583,449)	918,435	$9,056,446

See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Financial Highlights

	Year ended December 31,
	2006	2005	2004(a)	2003(a)	2002(a)
Net Asset Value, Beginning of Period	$10.04	$9.91	$9.76	$8.11	$9.04

Income from Investment Operations
Net investment income	0.66	0.67	0.70	0.77	0.78
Net realized and unrealized gain (loss) of investments	0.33	(0.54)	0.16	1.59	(0.40)

Total from investment operations	0.99	0.13	0.86	2.36	0.38

Less Distributions
Distributions from net investment income	(0.67)	0.00	(0.70)	(0.71)	(1.31)
Distributions from net realized capital gains	(0.05)	0.00	(0.01)	0.00	0.00

Total distributions	(0.72)	0.00	(0.71)	(0.71)	(1.31)

Net Asset Value, End of Period	$10.31	$10.04	$9.91	$9.76	$8.11

Total Return (%)	10.4	1.3	8.8	29.2	4.6
Ratio of operating expenses to average net assets before expense reductions (%)	0.62	0.61	0.63	0.65	0.71
Ratio of operating expenses to average net assets after expense reductions (%) (b)	0.62	0.61	0.60	0.65	0.71
Ratio of net investment income to average net assets (%)	7.23	6.79	7.08	8.28	8.81
Portfolio turnover rate (%)	94	103	79	80	100
Net assets, end of period (000)	$95,140	$117,217	$106,539	$95,852	$60,818

(a)	Audited by other Independent Registered Public Accounting Firm (Note 7).
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses.

See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management High Yield Bond Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the class being offered by the Western Asset Management High Yield Bond Portfolio is named Class A. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

Credit and Market Risk:

The Portfolio invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Western Asset Management High Yield Bond Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$7,747,265	$5,879	$617,782	$—	$—	$—	$8,365,047	$5,879

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation	Loss Carryforwards And Deferrals	Total
$7,818,615	$345,019	$2,169,790	$—	$10,333,424

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Western Asset Management High Yield Bond Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$0	$92,889,687	$0	$110,155,668

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Western Asset Management High Yield Bond (a)	$315,405	0.540%	Of the first $50 million
		0.430%	On amounts in excess of $50 million

(a	) Prior to May 1, 2006, $171,063 was paid to Travelers Asset Management International Co., LLC, the previous adviser.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Western Asset Management Co. is compensated to provide subadvisory services for the Western Asset Management High Yield Bond Portfolio.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

From January 1, 2006 through April 30, 2006, the Travelers Insurance Company (“TIC”), an indirect wholly-owned subsidiary of MetLife, acted as the Portfolio administrator. As compensation for its services, the Portfolio paid TIC an administration fee calculated at the annual rate of 0.06% of the Portfolio’s average daily net assets. The fee was calculated daily and paid monthly.

Expense Agreement:

Pursuant to an expense agreement relating to each class of Western Asset Management High Yield Bond, MetLife Advisers has agreed, from May 1, 2006 to April 30, 2007, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Portfolio’s then current fiscal year). Pursuant to the expense agreement, no class of the Portfolio is obligated to repay any expense paid by MetLife Advisers. The expense limit (annual rates as a percentage of each class of the Portfolio’s net average daily net assets) in effect from May 1, 2006 to April 30, 2007 is 1.25% for Class A.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, the Portfolio succeeded to the operations of the High Yield Bond Trust, a standalone open-end investment company. The reorganization was accomplished by a tax free exchange of 12,501,517 Class A shares of the Portfolio (valued at $120.0 million) in exchange for 12,501,517 shares of High Yield Bond Trust (valued at $120.0 million).

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

The aggregate net assets of the Portfolio and High Yield Bond Trust immediately before the reorganization were $0 and $120,017,036, respectively. The aggregate net assets immediately after the reorganization were $120,017,036, which includes $652,267 of acquired net unrealized appreciation on investments.

7.	CHANGE OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Based on the recommendation of the Audit Committee of the Portfolio, the Board of Trustees determined not to retain KPMG LLP (“KPMG”) as the Portfolio’s Independent Auditor, and voted to appoint Deloitte & Touche LLP as the Portfolio’s Independent Auditor for the fiscal year ended December 31, 2005, effective July 1, 2005. During the two most recent fiscal years and through June 30, 2005, the date the Board of Trustees notified KPMG of their decision not to retain them as the Portfolio’s auditor, KPMG’s audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolio and KPMG on accounting principles, financial statements disclosure or audit scope, which, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the disagreement in their reports.

8.	SUBSEQUENT EVENT:

On November 8, 2006, the Board of Directors of the Fund approved, subject to shareholder approval, the acquisition of the Portfolio by the BlackRock High Yield Portfolio, a series of Met Investors Series Trust. On or about February 27, 2007, the shareholders of the Portfolio are expected to approve a proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets of the Portfolio by the BlackRock High Yield Portfolio in exchange for shares of the BlackRock High Yield Portfolio and the assumption by the BlackRock High Yield Portfolio of the liabilities of the Portfolio. If approved by shareholders, the reorganization will close on or about April 30, 2007.

9.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Western Asset Management High Yield Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Western Asset Management High Yield Bond Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2004 were audited by other auditors whose report, dated February 18, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western Asset Management High Yield Bond Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-22

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-23

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-26

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-27

Metropolitan Series Fund, Inc.

Western Asset Management High Yield Bond Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-28

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-29

Metropolitan Series Fund, Inc. Western Asset Management Strategic Bond Opportunities Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

On May 1, 2006, the Western Asset Management Company succeeded Salomon Brothers Asset Management, Inc. as the subadviser of the Portfolio, and the Portfolio’s name was changed from Salomon Brothers Strategic Bond Opportunities Portfolio to Western Asset Management Strategic Bond Opportunities Portfolio.

For the year ended December 31, 2006, the Class A shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 5.1%, compared to its benchmark, the Lehman Brothers Aggregate Bond Index1, which returned 4.3%. The average return of its peer group, the Lipper Variable Insurance Products General Bond Funds Universe2, was 6.1% over the same period.

PORTFOLIO REVIEW

Interest rates rose across the yield curve during 2006, driven by a tighter-than-expected Federal Reserve policy and a stronger-than-expected economy in the first half of the year. Short-term rates rose more than long-term rates, leaving the yield curve inverted out to the 5-year area, but still positively-sloped beyond that. The Federal Reserve raised its target funds rate by 25 bps (0.25%) at each of its first four meetings, exceeding the market’s expectation in late 2005 that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed’s new Chairman, but Bernanke gave no indication of any significant shift in Fed policy. Beginning with the August FOMC (Federal Open Market Committee) meeting, the Fed adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy. Following a strong first quarter, economic growth decelerated to a moderate pace over the course of the year, and a big drop in energy prices resulted in a substantial decline in headline inflation. Core inflation drifted higher to the 2.5% range, but TIPS’ (Treasury Inflation Protected Securities) forward breakeven spreads were unchanged on balance at 2.4%. Inflation pressures were reflected in gains in gold and industrial commodity prices, and a decline in the dollar against most major currencies.

Mirroring the relatively strong economy, corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms in history. Higher rates in the first half of the year led to a sharp decline in new mortgage applications and refinancing activity, but lower rates in the second half of the year helped to stabilize activity. A significant downturn in the housing market, coupled with some developing weakness in the manufacturing sector, gave rise to the widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to adopt an easing posture in 2007. Mortgage rates first rose and then fell, ending the period roughly unchanged, but still some 80 bps above the lows of 2005. The labor market exhibited modest but steady growth in jobs, and the unemployment rate declined from 4.9% to 4.5%. Credit spreads were tighter on balance, thanks to the relatively stable economy, low default rates, and strong profits growth. Mortgage spreads tightened as volatility trended lower over the course of the period.

A long duration posture detracted from the Portfolio’s returns in the first half of the period as interest rates rose more than expected, but the Portfolio recovered most of those losses as rates declined in the second half. A modestly bulleted yield curve exposure centered on the front end of the yield curve hurt performance as short-term rates moved higher than expected. Overweight exposure to the mortgage-backed sector was a positive for relative performance, thanks to tighter spreads and low volatility. Underweight exposure to investment grade credits was a modest negative as the sector outperformed the broad market, but an overweight to lower quality credits added to returns since they outperformed higher credit bonds. A moderate exposure to TIPS detracted from performance due to a weaker than expected inflation adjustment for the period and a modest tightening of breakeven spreads. Our emphasis on high-yield debt was rewarded as credit spreads narrowed, in particular on General Motors and Ford issues. A modest exposure to emerging market debt added to returns as those spreads narrowed as well. Non-dollar bond exposure contributed positively to returns, as our decision to retain some currency exposure benefited from a weak dollar (which made securities denominated in non-dollar currencies worth more to the dollar based investor), and our choice of foreign bond markets outperformed their domestic counterparts.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 Lehman Brothers® Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC. The Index performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE LEHMAN BROTHERS AGGREGATE BOND INDEX

Average Annual Returns as of December 31, 2006

	Western Asset Management			Lehman Brothers Aggregate Bond Index
	Strategic Bond Opportunities Portfolio
	Class A	Class B	Class E
1 Year	5.1%	4.8%	4.9%	4.3%
5 Years	7.3	N/A	7.1	5.1
10 Years	6.5	N/A	N/A	6.2
Since Inception	—	8.0	7.0	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	25.6%
Government National Mortgage Association	15.2%
U.S. Treasury Inflation Indexed Securities (TII)	4.9%
U.S. Treasury Notes	4.8%
Prime Mortgage Trust (144A)	2.9%
U.S. Treasury Bonds	2.2%
Washington Mutual, Inc.	2.1%
GMAC Mortgage Corp. Loan Trust	1.6%
Federal Home Loan Bank	1.6%
SLM Student Loan Trust	1.6%

Top Sectors

% of Market Value
Residential Mortgage Backed	50.8%
Investment Grade	14.7%
High Yield	9.8%
Cash & Cash Equivalents	8.5%
U.S. Treasury	7.0%
Index-Linked	4.9%
Agency Issues	2.0%
Commercial Mortgage Backed	1.6%
Emerging Markets	0.5%
Asset Backed	0.1%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Western Asset Mgt. Strategic Bond Opportunities—Class A	Actual	0.72%	$1,000.00	$1,056.30	$3.73
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

Western Asset Mgt. Strategic Bond Opportunities—Class B	Actual	0.97%	$1,000.00	$1,054.70	$5.02
	Hypothetical	0.97%	$1,000.00	$1,020.26	$4.94

Western Asset Mgt. Strategic Bond Opportunities—Class E	Actual	0.87%	$1,000.00	$1,054.70	$4.51
	Hypothetical	0.87%	$1,000.00	$1,020.77	$4.43

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—112.6% of Total Net Assets

Security Description	Face Amount	Value*

Aerospace & Defense—0.2%
DRS Technologies, Inc. 6.875%, 11/01/13	$375,000	$377,812
7.625%, 02/01/18	55,000	56,650
L-3 Communications Holdings, Inc. 6.375%, 10/15/15	250,000	247,500
7.625%, 06/15/12	400,000	414,000

		1,095,962

Airlines—0.0%
Continental Airlines, Inc. 6.541%, 09/15/08	24,725	24,756

Asset Backed—9.5%
ACE Securities Corp. 5.480%, 02/25/31 (a)	4,538,386	4,538,452
Airplane Pass Through Trust 10.875%, 03/15/19 (b) (c) (d)	246,925	0
Argent Securities, Inc. 5.410%, 05/25/36 (a)	2,926,143	2,926,322
Asset Backed Securities Corp. 7.250%, 04/15/33 (a)	216,864	217,125
Bear Stearns Asset Backed Securities, Inc. 5.720%, 01/25/34 (a)	101,022	101,361
Countrywide Asset Backed Certificates 6.600%, 06/25/34 (a)	850,000	861,931
Countrywide Home Equity Loan Trust 5.460%, 12/25/31 (a)	4,840,271	4,843,590
First Franklin Mortgage Loan Asset Backed Certificates 5.750%, 12/25/32 (a)	283,571	284,024
Green Tree Financial Corp. 7.070%, 01/15/29	540,875	555,338
GSAMP Trust 5.410%, 07/05/36 (a)	3,567,090	3,567,309
GSAMP Trust (144A) 5.460%, 05/25/36 (a)	6,148,645	6,148,399
GSRPM Mortgage Loan Trust (144A) 5.650%, 03/25/35 (a)	3,904,117	3,903,921
Indymac Seconds Asset Backed Trust 5.480%, 06/25/36 (a)	4,442,701	4,442,771
Long Beach Mortgage Loan Trust 5.870%, 01/21/31 (a)	64,913	64,927
Merrill Lynch Mortgage Investors, Inc. (144A) 5.000%, 09/25/35	11,822	11,767
Mid-State Trust 7.340%, 07/01/35	628,206	668,755
Morgan Stanley IXIS Real Estate Capital Trust 5.380%, 07/25/36 (a)	4,216,357	4,216,426
Morgan Stanley Mortgage Loan Trust 5.500%, 03/25/36 (a)	3,876,100	3,877,160
Novastar Finance, Inc. 6.325%, 06/25/34 (a)	580,000	583,037
RAAC Series (144A) 5.600%, 08/25/35 (a)	4,619,765	4,619,487

Security Description	Face Amount	Value*

Asset Backed—(Continued)
Residential Asset Mortgage Products, Inc. 5.820%, 05/25/34 (a)	$410,635	$411,024
Residential Asset Securities Corp. 6.450%, 04/25/32 (a)	56,737	56,767
SACO I, Inc. 5.450%, 06/25/36 (a)	4,266,719	4,266,785
Sail Net Interest Margin Notes (144A) 5.500%, 03/27/34	35,690	12,901
7.750%, 04/27/33	783	474
SLM Student Loan Trust 5.367%, 07/25/17 (a)	5,800,000	5,799,897
5.377%, 04/25/18 (a)	5,110,155	5,110,053
Structured Asset Securities Corp. (144A) 5.460%, 02/25/36 (a)	4,514,565	4,514,204
Varick Structured Asset Fund, Ltd. (144A) 6.751%, 11/01/35 (a) (b) (c) (d)	1,143,052	0

		66,604,207

Auto Components—0.0%
BREED Technologies, Inc. 9.250%, 04/15/08 (b) (c) (d)	250,000	0
Key Plastics Holdings, Inc. 10.250%, 03/15/07 (b)	250,000	250

		250

Automobiles—0.6%
DaimlerChrysler North America Holdings Corp. 4.050%, 06/04/08	2,053,000	2,009,142
Ford Motor Co. 6.625%, 10/01/28	135,000	97,875
7.450%, 07/16/31 (e)	2,045,000	1,605,325
8.900%, 01/15/32 (e)	105,000	94,237
General Motors Corp. 8.250%, 07/15/23 (e)	685,000	637,050
8.375%, 07/15/33 (e)	35,000	32,375

		4,476,004

Building Products—0.1%
Associated Materials, Inc. 0/11.250%, 03/01/14 (f)	295,000	199,125
Collins & Aikman Floorcovering Corp. 10.000%, 01/15/07 (b)	250,000	250,625
Norcraft Holdings, L.P. Zero Coupon, 09/01/12 (f)	225,000	190,125

		639,875

Capital Markets—1.6%
Credit Suisse (USA), Inc. 5.500%, 08/16/11	510,000	515,559
Goldman Sachs Group, L.P. 4.500%, 06/15/10	1,110,000	1,086,399
JPMorgan Chase & Co. 5.125%, 09/15/14	4,170,000	4,100,432
6.625%, 03/15/12	70,000	73,835

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Capital Markets—(Continued)
Lehman Brothers Holdings, Inc. 4.500%, 07/26/10 (e)	$3,050,000	$2,972,820
Morgan Stanley 3.625%, 04/01/08	365,000	357,614
5.625%, 01/09/12	1,290,000	1,311,259
5.824%, 10/18/16 (a)	490,000	492,544

		10,910,462

Chemicals—0.2%
Borden Chemicals & Plastics, L.P. 9.500%, 05/01/49 (b) (d)	140,000	2,100
Equistar Chemicals, L.P. 10.625%, 05/01/11	225,000	239,625
Georgia Gulf Corp. (144A) 9.500%, 10/15/14	70,000	68,250
Huntsman International, LLC 9.875%, 03/01/09	322,000	331,660
Lyondell Chemical Co. 11.125%, 07/15/12	175,000	188,125
Methanex Corp. 8.750%, 08/15/12	225,000	244,687
Millennium America, Inc. 9.250%, 06/15/08	200,000	206,500
Westlake Chemicals Corp. 6.625%, 01/15/16	200,000	193,500

		1,474,447

Commercial Banks—1.1%
Capital One Bank 5.750%, 09/15/10	50,000	50,805
HSBC Finance Corp. 4.625%, 01/15/08	2,700,000	2,681,934
Wachovia Corp. 5.250%, 08/01/14	3,110,000	3,072,117
Wells Fargo & Co. 5.300%, 08/26/11	1,580,000	1,586,304

		7,391,160

Commercial Mortgage-Backed Securities—21.7%
American Home Mortgage Investment Trust 5.294%, 06/25/45	5,231,903	5,220,183
Amortizing Residential Collateral Trust 6.550%, 08/25/32 (a)	151,458	152,397
Banc of America Funding Corp. 5.490%, 05/20/36 (a)	2,602,931	2,602,814
Banc of America Mortgage Securities 4.817%, 09/25/35 (a)	5,384,353	5,308,064
Citigroup Mortgage Loan Trust, Inc. 5.698%, 12/25/35 (a)	8,128,034	8,202,973
Commerce 2001 J2 (144A) 5.447%, 07/16/34	711,980	715,557
Commercial Mortgage Asset Trust 7.350%, 01/17/32	475,000	529,006

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Countrywide Alternative Loan Trust 5.550%, 05/25/36 (a)	$4,568,163	$4,563,059
Countrywide Alternative Loan Trust (Class 1) 5.520%, 07/25/36 (a)	5,426,820	5,411,439
Credit Suisse Mortgage Capital Certificates 5.556%, 02/15/39 (a)	3,000,000	3,048,203
Crusade Global Trust 5.551%, 09/18/34 (a)	823,359	825,189
First Union National Bank Commercial Mortgage 0.528%, 05/17/32 (a) (g)	11,067,821	252,324
GMAC Mortgage Corp. Loan Trust 5.560%, 11/25/36 (a)	11,400,000	11,404,597
GSMPS Mortgage Loan Trust (144A) 5.700%, 01/25/35 (a)	2,163,246	2,172,044
GSR Mortgage Loan Trust 4.590%, 10/25/35 (a)	411,668	407,446
5.191%, 01/25/36 (a)	5,103,823	5,065,490
Harborview Mortgage Loan Trust 5.600%, 01/19/36 (a)	4,588,115	4,601,552

Impac Secured Assets CMN Owner Trust 5.670%, 03/25/36 (a)	4,503,084	4,510,372
Indymac Index Mortgage Loan Trust 5.267%, 03/25/35 (a)	4,014,684	4,047,484
5.710%, 01/25/35 (a)	4,481,114	4,498,390
JPMorgan Chase Commercial Mortgage Securities Corp. 5.814%, 06/12/43	4,700,000	4,861,175
Luminent Mortgage Trust 5.540%, 05/25/46 (a)	5,008,534	5,001,788
Mastr Seasoned Securities Trust 6.331%, 10/25/32 (a)	1,606,976	1,624,203
Merit Securities Corp. (144A) 6.850%, 09/28/32 (a)	1,369,282	1,185,974
Merrill Lynch Mortgage Trust 5.660%, 05/12/39 (a)	1,890,000	1,944,940
Morgan Stanley ABS Capital I, Inc. (144A) 6.650%, 05/25/34 (a)	2,000,000	2,000,021
Morgan Stanley Mortgage Loan Trust 5.449%, 06/26/36 (a)	4,655,627	4,664,146
Novastar Mortgage-Backed Notes 5.540%, 06/25/36 (a)	4,842,247	4,844,256
Prime Mortgage Trust (144A) 6.000%, 05/25/35	1,836,043	1,850,548
6.000%, 11/25/36	6,272,151	6,252,268
Prime Mortgage Trust (Class 1) (144A) 5.500%, 05/25/35	3,898,043	3,878,008
Prime Mortgage Trust (Class 2) (144A) 5.500%, 05/25/35	8,716,046	8,639,693
Structured Adjustable Rate Mortgage Loan Trust 5.213%, 01/25/35 (a)	2,719,796	2,712,544
Structured Asset Mortgage Investments II, Inc. 7.310%, 08/25/35 (a)	798,085	814,795
Thornburg Mortgage Securities Trust 5.580%, 12/25/35 (a)	1,404,049	1,402,959

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Washington Mutual, Inc. 5.258%, 12/25/45	$4,977,383	$4,991,673
5.590%, 12/25/45 (a)	3,472,644	3,482,257
5.640%, 07/25/45 (a)	130,937	131,378
5.640%, 10/25/45 (a)	3,638,211	3,643,103
5.974%, 09/25/36 (a)	2,378,082	2,398,550
Wells Fargo Mortgage Backed Securities Trust 4.544%, 02/25/35 (a)	6,443,629	6,319,140
5.240%, 05/25/36 (a)	1,778,592	1,765,224
Zuni Mortgage Loan Trust 5.450%, 06/25/36 (a)	4,823,671	4,817,663

		152,764,889

Commercial Services & Supplies—0.4%
Allied Waste North America, Inc. 6.375%, 04/15/11	100,000	98,750
7.250%, 03/15/15	275,000	275,344
7.875%, 04/15/13	75,000	77,344
8.500%, 12/01/08	75,000	78,844
9.250%, 09/01/12	200,000	212,500
Corrections Corp. of America 6.250%, 03/15/13	150,000	148,687
6.750%, 01/31/14	275,000	277,750
Interface, Inc. 10.375%, 02/01/10	150,000	165,750
Safety-Kleen Services, Inc. 9.250%, 06/01/08 (d)	250,000	250
Service Corp. International 7.625%, 10/01/18	125,000	132,500
Waste Management, Inc. 6.375%, 11/15/12	1,290,000	1,350,919

		2,818,638

Communications Equipment—0.0%
PanAmSat Corp. 9.000%, 08/15/14	81,000	85,556

Containers & Packaging—0.2%
Graphic Packaging International Corp. 8.500%, 08/15/11	110,000	113,850
9.500%, 08/15/13 (e)	300,000	316,500
Owens-Brockway Glass Container, Inc. 7.750%, 05/15/11	225,000	231,187
8.250%, 05/15/13	50,000	51,687
Owens-Illinois, Inc. 7.350%, 05/15/08	275,000	276,719
Plastipak Holdings, Inc. (144A) 8.500%, 12/15/15	200,000	208,000
Radnor Holdings Corp. 11.000%, 03/15/10 (d)	175,000	438
Stone Container Corp. 9.750%, 02/01/11	64,000	66,000

		1,264,381

Security Description	Face Amount	Value*

Diversified Financial Services—4.8%
Alamosa Delaware, Inc. 11.000%, 07/31/10	$153,000	$165,330
Bank of America Corp. (144A) 5.420%, 03/15/17	2,000,000	1,970,620
Chukchansi Economic Development Authority 8.000%, 11/15/13	100,000	103,875
CIT Group, Inc. 7.750%, 04/02/12 (e)	75,000	82,688
Citigroup, Inc. 4.125%, 02/22/10	2,790,000	2,706,434
El Paso Performance-Linked Trust (144A) 7.750%, 07/15/11	1,940,000	2,051,550
Ford Motor Credit Co. 7.375%, 10/28/09	5,150,000	5,160,970
7.875%, 06/15/10	1,975,000	1,991,404
Ford Motor Credit Co. (144A) 10.610%, 06/15/11 (a)	904,000	964,941
General Electric Capital Corp. 4.125%, 09/01/09	2,770,000	2,700,742
GMAC, LLC 4.375%, 12/10/07	370,000	364,851
5.125%, 05/09/08	260,000	257,220
5.625%, 05/15/09	1,410,000	1,398,868
5.850%, 01/14/09	370,000	368,598
6.125%, 08/28/07	5,450,000	5,451,068
6.750%, 12/01/14 (e)	670,000	688,179
6.875%, 09/15/11	1,325,000	1,359,050
7.250%, 03/02/11	40,000	41,597
8.000%, 11/01/31	80,000	91,845
HSBC Finance Capital Trust IX 5.911%, 11/30/35 (a)	50,000	50,247
ILFC E-Capital Trust II (144A) 6.250%, 12/21/65 (e)	330,000	335,233
Inergy Finance Corp. 6.875%, 12/15/14	400,000	393,000
International Lease Finance Corp. 5.875%, 05/01/13	50,000	51,054
KAC Aquisition Co. (144A) Zero Coupon, 04/26/26 (b) (c)	3,316	0
Rainbow National Services, LLC (144A) 10.375%, 09/01/14	175,000	194,469
Residential Capital Corp. 6.000%, 02/22/11	1,350,000	1,347,446
Sprint Capital Corp. 8.375%, 03/15/12	1,725,000	1,917,134
Sprint Capital Corp. 8.750%, 03/15/32	290,000	349,047
Wells Fargo Capital X 5.950%, 12/15/36	320,000	313,628
Xerox Capital Trust I 8.000%, 02/01/27	535,000	546,369

		33,417,457

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Diversified Telecommunication Services—0.3%
Advanstar Communications, Inc. 10.750%, 08/15/10	$200,000	$215,250
Qwest Communications International, Inc. 7.500%, 02/15/14	93,000	95,790
Qwest Communications International, Inc. (Series B) 7.500%, 02/15/14	303,000	312,090
Qwest Corp. 6.875%, 09/15/33	716,000	683,780
8.875%, 03/15/12	275,000	306,281
Telefonos de Mexico S.A. de CV 8.750%, 01/31/16 (MXN)	2,000,000	192,468
Verizon Florida, Inc. 6.125%, 01/15/13 (e)	70,000	71,470
Verizon New York, Inc. 6.875%, 04/01/12	190,000	196,976

		2,074,105

Electric Utilities—1.1%
Dominion Resources, Inc. 5.700%, 09/17/12	1,350,000	1,365,301
Edison Mission Energy 7.730%, 06/15/09	25,000	25,875
Exelon Corp. 5.625%, 06/15/35	1,470,000	1,384,680
FirstEnergy Corp. 6.450%, 11/15/11	770,000	802,964
7.375%, 11/15/31	1,680,000	1,913,244
TXU Electric Delivery Co. 6.375%, 01/15/15	100,000	103,078
Williams Cos., Inc. 7.125%, 09/01/11	50,000	52,000
7.500%, 01/15/31	760,000	788,500
7.625%, 07/15/19 (e)	125,000	133,750
7.750%, 06/15/31	420,000	441,000
7.875%, 09/01/21	125,000	134,063

Williams Cos., Inc. 8.750%, 03/15/32	325,000	367,250

		7,511,705

Energy Equipment & Services—0.2%
Kinder Morgan Energy Partners, L.P. 6.300%, 02/01/09	200,000	202,655
6.750%, 03/15/11	870,000	905,222
SemGroup, L.P. (144A) 8.750%, 11/15/15	75,000	75,375
Universal Compression, Inc. 7.250%, 05/15/10	275,000	276,375

		1,459,627

Federal Agencies—42.9%
Federal Home Loan Bank 4.750%, 12/16/16	1,470,000	1,439,240

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
5.000%, 12/21/15	$3,660,000	$3,652,146
5.100%, 09/19/08	700,000	700,396
5.400%, 01/02/09	1,420,000	1,417,877
5.500%, 07/15/36	3,700,000	3,860,780
Federal Home Loan Mortgage Corp. 5.357%, 02/01/36 (a)	3,096,975	3,098,720
5.550%, 12/11/08	930,000	929,410
11.565%, 06/15/21 (a) (g)	103	206
Federal National Mortgage Association 5.000%, 09/15/08	1,500,000	1,498,332
5.000%, TBA	103,800,000	100,419,885
5.128%, 10/01/35 (a)	1,585,712	1,587,163
5.400%, 04/13/09	330,000	329,936
5.500%, TBA	33,000,000	32,938,827
6.000%, 10/01/36	17,106,436	17,222,261
6.000%, TBA	800,000	811,000
6.500%, 03/01/26	24,611	25,268
6.500%, TBA	24,040,000	24,490,750
7.000%, 05/01/26	3,707	3,835
7.500%, 12/01/29	7,106	7,387
7.500%, 06/01/30	16,266	16,907
7.500%, 08/01/30	1,212	1,260
7.500%, 11/01/30	53,117	55,310
7.500%, 02/01/31	4,248	4,423
8.000%, 08/01/27	4,853	5,135
8.000%, 01/01/31	324,389	343,882
8.500%, 08/01/19	140,151	149,122
10.400%, 04/25/19	5,521	5,919
Government National Mortgage Association 5.500%, TBA	16,800,000	16,716,000
6.000%, TBA	88,800,000	90,021,000

		301,752,377

Food & Staples Retailing—0.0%
Safeway, Inc. 7.250%, 02/01/31 (e)	50,000	54,272

Food Products—0.1%
Dole Food Co., Inc. 7.250%, 06/15/10	285,000	271,462
8.750%, 07/15/13	125,000	121,250
8.875%, 03/15/11 (e)	150,000	147,750

		540,462

Foreign Government—1.5%
Federative Republic of Brazil 8.750%, 02/04/25	1,450,000	1,790,750
8.875%, 10/14/19 (e)	485,000	591,700
Republic of Columbia 10.000%, 01/23/12	225,000	264,375
10.750%, 01/15/13	425,000	525,937
Republic of Panama 6.700%, 01/26/36	45,000	46,800
9.375%, 04/01/29 (e)	53,000	70,755

*See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Foreign Government—(Continued)
Russian Federation 5.000%, 03/31/30 (a)	$1,880,000	$2,122,332
8.250%, 03/31/10	738,901	772,447
11.000%, 07/24/18	950,000	1,375,315
United Mexican States 5.625%, 01/15/17	1,260,000	1,261,260
5.875%, 01/15/14 (e)	760,000	779,760
7.500%, 04/08/33	20,000	23,600
8.125%, 12/30/19	725,000	880,875
8.300%, 08/15/31	25,000	31,963
10.375%, 02/17/09	238,000	262,395

		10,800,264

Gas Utilities—0.1%
El Paso Natural Gas Co. 8.375%, 06/15/32	590,000	714,455

Government Agency—1.1%
Tennessee Valley Authority 5.980%, 04/01/36	2,320,000	2,574,258
Virginia Housing Development Authority 6.000%, 06/25/34	5,461,176	5,461,340

		8,035,598

Health Care Providers & Services—0.9%
Ameripath, Inc. 10.500%, 04/01/13	275,000	297,687
DaVita, Inc. 7.250%, 03/15/15	250,000	255,000
Genesis Healthcare Corp. 8.000%, 10/15/13	400,000	417,000
HCA, Inc. 6.250%, 02/15/13	500,000	442,500
6.300%, 10/01/12	43,000	39,345
6.375%, 01/15/15 (e)	275,000	233,063
6.500%, 02/15/16 (e)	867,000	730,447
HCA, Inc. (144A) 9.125%, 11/15/14	90,000	96,188
9.250%, 11/15/16	690,000	739,162
9.625%, 11/15/16	440,000	473,000
IASIS Healthcare, LLC 8.750%, 06/15/14	350,000	354,375
Psychiatric Solutions, Inc.
7.750%, 07/15/15	200,000	199,500
10.625%, 06/15/13	133,000	146,300
Tenet Healthcare Corp. 6.875%, 11/15/31	125,000	100,313
7.375%, 02/01/13 (e)	325,000	298,594
9.250%, 02/01/15	200,000	200,000
9.875%, 07/01/14	75,000	76,313
Triad Hospitals, Inc. 7.000%, 11/15/13	350,000	352,187
Vanguard Health Holdings Co. II, LLC 9.000%, 10/01/14	580,000	587,250

Security Description	Face Amount	Value*

Health Care Providers & Services—(Continued)
Vanguard Health Holdings Co., LLC 0/11.250%, 10/01/15 (f)	$210,000	$161,700

		6,199,924

Hotels, Restaurants & Leisure—0.5%
Boyd Gaming Corp. 6.750%, 04/15/14	100,000	99,750
Caesars Entertainment, Inc. 8.125%, 05/15/11	50,000	52,313
Carrols Corp. 9.000%, 01/15/13	205,000	209,612
Inn of the Mountain Gods Resort & Casino 12.000%, 11/15/10	110,000	118,800
Isle of Capri Casinos, Inc. 7.000%, 03/01/14	325,000	323,375
Las Vegas Sands Corp. 6.375%, 02/15/15	225,000	217,969
MGM Mirage, Inc. 6.750%, 09/01/12	600,000	591,000
Mohegan Tribal Gaming Authority 6.875%, 02/15/15 (e)	150,000	150,375
7.125%, 08/15/14	125,000	126,719
Park Place Entertainment Corp. 9.375%, 02/15/07	225,000	225,562
Penn National Gaming, Inc. 6.750%, 03/01/15	300,000	294,000
6.875%, 12/01/11	100,000	100,750
Sbarro, Inc. 11.000%, 09/15/09 (e)	275,000	279,125
Station Casinos, Inc. 6.500%, 02/01/14	125,000	111,094
7.750%, 08/15/16	500,000	503,750
Turning Stone Casino Resort Enterprise (144A) 9.125%, 12/15/10	275,000	281,875

		3,686,069

Household Durables—0.1%
Sealy Mattress Co. 8.250%, 06/15/14 (e)	225,000	235,125
Simmons Bedding Co. 7.875%, 01/15/14 (e)	175,000	177,187

		412,312

Household Products—0.0%
Spectrum Brands, Inc. 7.375%, 02/01/15	99,000	85,635

Independent Power Producers & Energy Traders—0.3%
Duke Energy Corp. 4.200%, 10/01/08	50,000	48,994
5.625%, 11/30/12	450,000	458,126
NRG Energy, Inc. 7.250%, 02/01/14	155,000	156,162
7.375%, 02/01/16	715,000	718,575

*See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Independent Power Producers & Energy Traders—(Continued)
TXU Corp. 5.550%, 11/15/14	$420,000	$398,723
6.550%, 11/15/34	700,000	654,660

		2,435,240

IT Services—0.2%
Electronic Data Systems Corp. 7.125%, 10/15/09	1,270,000	1,323,979
SunGard Data Systems, Inc. 9.125%, 08/15/13	280,000	294,000

		1,617,979

Leisure Equipment & Products—0.1%
Herbst Gaming, Inc. 8.125%, 06/01/12	225,000	229,500
Pinnacle Entertainment, Inc. 8.750%, 10/01/13	375,000	397,500
Seneca Gaming Corp. 7.250%, 05/01/12	225,000	228,937

		855,937

Machinery—0.0%
Brand Services, Inc. 12.000%, 10/15/12	125,000	138,235

Media—2.1%
AMC Entertainment, Inc. 11.000%, 02/01/16	85,000	95,413
AT&T Broadband Corp. 8.375%, 03/15/13	50,000	56,953
CCH I Holdings, LLC 0/12.125%, 01/15/15 (f)	75,000	67,500
11.000%, 10/01/15	984,000	1,009,830
Charter Communications Operating, LLC (144A) 8.375%, 04/30/14	250,000	260,938
Clear Channel Communications, Inc. 6.250%, 03/15/11 (e)	1,130,000	1,098,152
Comcast Cable Communications, Inc. 8.875%, 05/01/17	600,000	722,575
Comcast Corp. 5.875%, 02/15/18	170,000	168,173
6.500%, 01/15/15 (e)	1,890,000	1,969,240
CSC Holdings, Inc. 8.125%, 08/15/09	200,000	207,250
CSC Holdings, Inc. (144A) 7.250%, 04/15/12	350,000	341,250
Dex Media West, LLC 9.875%, 08/15/13	267,000	291,030
Dex Media, Inc. 0/9.000%, 11/15/13 (f)	295,000	263,287
DirecTV Holdings, LLC 6.375%, 06/15/15	25,000	23,969
8.375%, 03/15/13	162,000	168,480

Security Description	Face Amount	Value*

Media—(Continued)
EchoStar DBS Corp. 6.625%, 10/01/14	$845,000	$823,875
Echostar DBS Corp. 7.125%, 02/01/16	30,000	30,000
Idearc, Inc. (144A) 8.000%, 11/15/16	135,000	137,025
Interep National Radio Sales, Inc. 10.000%, 07/01/08	150,000	128,250
Lamar Media Corp. 6.625%, 08/15/15	455,000	451,019
Liberty Media Corp. 7.875%, 07/15/09	2,540,000	2,648,773
Lodgenet Entertainment Corp. 9.500%, 06/15/13	250,000	269,375
R.H. Donnelley Corp. 6.875%, 01/15/13	225,000	215,719
8.875%, 01/15/16	225,000	236,250
R.H. Donnelley Corp. (144A) 10.875%, 12/15/12	225,000	245,250
Time Warner Entertainment Co., L.P. 8.375%, 07/15/33	510,000	616,381
Time Warner, Inc. 6.875%, 05/01/12 7.	1,270,000	1,342,071
7.625%, 04/15/31	50,000	55,858
7.700%, 05/01/32	120,000	135,395
Viacom, Inc. 5.750%, 04/30/11	570,000	570,291

		14,649,572

Metals & Mining—0.1%
Mueller Group, Inc. 0/14.750%, 04/15/14 (f)	244,000	219,600
10.000%, 05/01/12	16,000	17,400
RathGibson, Inc. 11.250%, 02/15/14	200,000	212,000

		449,000

Multi-Utilities—0.4%
Calpine Generating Co., LLC 14.370%, 04/01/11 (a) (d)	200,000	215,000
Dynegy Holdings, Inc. 7.125%, 05/15/18	115,000	112,125
7.625%, 10/15/26	575,000	557,750
Pacific Gas & Electric Co. 6.050%, 03/01/34	920,000	927,889
The AES Corp. 7.750%, 03/01/14	200,000	211,000
8.875%, 02/15/11	150,000	160,875
9.375%, 09/15/10	425,000	461,656
9.500%, 06/01/09	100,000	107,000

		2,753,295

Multiline Retail—0.0%
The Neiman Marcus Group, Inc. 10.375%, 10/15/15 (e)	155,000	172,437

*See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Office Electronics—0.1%
Xerox Corp. 6.400%, 03/15/16	$360,000	$367,650

Oil, Gas & Consumable Fuels—2.5%
Anadarko Petroleum Corp. 5.950%, 09/15/16	980,000	982,051
6.450%, 09/15/36	1,220,000	1,232,805
Chaparral Energy, Inc. 8.500%, 12/01/15	350,000	348,250
Chesapeake Energy Corp. 6.250%, 01/15/18	25,000	24,063
6.375%, 06/15/15	425,000	420,750
6.500%, 08/15/17	450,000	439,875
ConocoPhillips Holding Co. 6.950%, 04/15/29	2,600,000	2,953,278
Devon Energy Corp. 7.950%, 04/15/32	790,000	961,739
Dresser-Rand Group, Inc. 7.375%, 11/01/14	394,000	396,955
El Paso Corp. 7.375%, 12/15/12	50,000	52,625
7.750%, 01/15/32 (e)	865,000	947,175
7.800%, 08/01/31	75,000	81,938
7.875%, 06/15/12 (e)	575,000	616,687
Exco Resources, Inc. 7.250%, 01/15/11	465,000	471,975
Forest Oil Corp. 8.000%, 12/15/11	325,000	338,000
Hess Corp. 7.300%, 08/15/31	1,200,000	1,339,254
Kerr-McGee Corp. 7.875%, 09/15/31	2,490,000	2,970,513
Magnum Hunter Resources, Inc. 9.600%, 03/15/12	276,000	290,145
Peabody Energy Corp. 6.875%, 03/15/13	120,000	123,000
Pemex Project Funding Master Trust 5.750%, 12/15/15 (e)	300,000	297,900
6.625%, 06/15/35	150,000	153,450
Pogo Producing Co. 6.875%, 10/01/17	200,000	191,000
Quicksilver Resources, Inc. 7.125%, 04/01/16	250,000	244,375
Stone Energy Corp. 8.250%, 12/15/11	425,000	417,562
Swift Energy Co. 7.625%, 07/15/11	350,000	356,125
Valero Energy Corp. 4.750%, 06/15/13	50,000	47,412
Whiting Peteroleum Corp. 7.000%, 02/01/14	205,000	204,487
7.250%, 05/01/12	50,000	50,125
XTO Energy, Inc. 7.500%, 04/15/12	390,000	423,718

		17,377,232

Security Description	Face Amount	Value*

Paper & Forest Products—0.1%
Appleton Papers, Inc. 9.750%, 06/15/14	$150,000	$154,500
Weyerhaeuser Co. 6.750%, 03/15/12	680,000	713,159

		867,659

Pharmaceuticals—0.1%
Omnicare, Inc. 6.875%, 12/15/15	40,000	39,500
Valeant Pharmaceuticals International 7.000%, 12/15/11	460,000	441,600
Wyeth 5.500%, 03/15/13	50,000	50,323

		531,423

Real Estate Investment Trusts—0.1%
Boston Properties, L.P. 6.250%, 01/15/13	65,000	67,647
Host Marriott, L.P. 6.375%, 03/15/15	350,000	345,187
7.125%, 11/01/13	25,000	25,563
iStar Financial, Inc. 5.150%, 03/01/12	50,000	48,627
Omega Healthcare Investors, Inc. 7.000%, 01/15/16	400,000	401,000

		888,024

Road & Rail—0.0%
Hertz Corp. (144A) 8.875%, 01/01/14	85,000	89,037

Specialty Retail—0.0%
NEBCO Evans Holdings Co. 12.375%, 07/15/07 (b) (c) (d)	350,000	0
The Limited, Inc. 6.950%, 03/01/33 (e)	60,000	60,572

		60,572

Textiles, Apparel & Luxury Goods—0.1%
Levi Strauss & Co. 9.750%, 01/15/15	250,000	269,375
Oxford Industries, Inc. 8.875%, 06/01/11	120,000	123,900

		393,275

Thrifts & Mortgage Finance—0.2%
Countrywide Financial Corp. 5.471%, 06/18/08 (a)	570,000	569,910
5.501%, 01/05/09 (a)	460,000	459,894
Countrywide Funding Corp. 4.000%, 03/22/11 (e)	75,000	71,202

		1,101,006

*See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Tobacco—0.3%
Altria Group, Inc. 7.000%, 11/04/13	$1,990,000	$2,162,167

Trading Companies & Distributors—0.0%
Holt Group, Inc. 9.750%, 01/15/49 (b) (c) (d)	200,000	0

U.S. Treasury—11.8%
U.S. Treasury Bonds 4.500%, 02/15/36 (e)	2,952,000	2,807,169
5.500%, 08/15/28	500,000	540,156
6.000%, 02/15/26 (e)	10,230,000	11,602,262
6.125%, 11/15/27	200,000	232,047
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26	1,434,365	1,348,976
U.S. Treasury Inflation Indexed Notes (TII) 0.875%, 04/15/10	1,428,145	1,353,949
2.000%, 01/15/16	7,568,563	7,307,803
2.375%, 04/15/11 (e)	7,873,360	7,841,993
2.500%, 07/15/16 (e)	16,266,421	16,389,687
U.S. Treasury Notes 3.500%, 02/15/10 (e) 3.625%, 01/15/10 (e)	6,930,000 4,800,000	6,686,369 4,651,877
4.000%, 04/15/10 (e)	12,500,000	12,231,450
4.000%, 02/15/14 (e)	205,000	196,231
4.250%, 11/15/14 (e)	240,000	232,819
4.250%, 08/15/15 (e)	500,000	483,828
4.500%, 11/15/15 (e)	970,000	955,071
4.500%, 02/15/16 (e)	1,120,000	1,102,149
4.625%, 10/31/11 (e)	130,000	129,528
4.625%, 11/15/16 (e)	1,660,000	1,649,107
4.750%, 03/31/11 (e)	3,010,000	3,015,057
5.125%, 05/15/16 (e)	2,000,000	2,060,078

		82,817,606

Wireless Telecommunication Services—0.5%
American Tower Corp. 7.500%, 05/01/12 (e)	150,000	155,250
AT&T Wireless Services, Inc. 8.750%, 03/01/31	50,000	64,978
iPCS, Inc. 11.500%, 05/01/12	225,000	249,750
Nextel Communications, Inc. 6.875%, 10/31/13	1,295,000	1,308,378
7.375%, 08/01/15	800,000	820,340
Sprint Nextel Corp. 6.000%, 12/01/16	1,010,000	984,373
UbiquiTel Operating Co. 9.875%, 03/01/11	225,000	243,000

		3,826,069

Yankee—4.4%
Aiful Corp. (144A) 5.000%, 08/10/10	800,000	776,318
Anadarko Finance Co. 7.500%, 05/01/31	1,150,000	1,304,805

Security Description	Face Amount	Value*

Yankee—(Continued)
Basell AF SCA (144A) 8.375%, 08/15/15 (e)	$230,000	$236,325
BCP Crystal U.S. Holdings Corp. 9.625%, 06/15/14	243,000	268,515
ChevronTexaco Capital Co. 3.500%, 09/17/07	820,000	810,379
Corporacion Andina de Fomento 6.875%, 03/15/12	2,900,000	3,083,924
Deutsche Telekom International Finance BV 5.750%, 03/23/16	820,000	807,952
Gaz Capital for Gazprom (144A) 6.212%, 11/22/16	1,880,000	1,893,160
8.625%, 04/28/34	800,000	1,032,000
Glitnir Banki HF (144A) 6.330%, 07/28/11	720,000	739,305
6.693%, 06/15/16 (a)	1,400,000	1,445,321
Intelsat Subsidiary Holding Co., Ltd. 10.484%, 01/15/12 (a)	100,000	100,875
JSG Funding, Plc. 9.625%, 10/01/12	250,000	265,000
Kaupthing Bank Hf (144A) 5.750%, 10/04/11 (e)	350,000	349,620
6.062%, 04/12/11 (a)	2,040,000	2,054,225
7.125%, 05/19/16	450,000	477,304
Landsbanki Islands HF (144A) 6.100%, 08/25/11	2,000,000	2,033,340
Lombardy Region 5.804%, 10/25/32	925,000	956,293
Morgan Stanley Bank AG for OAO Gazprom 9.625%, 03/01/13	170,000	202,572
OPTI Canada, Inc. (144A) 8.250%, 12/15/14	160,000	164,400
Petrobras International Finance Co. 6.125%, 10/06/16	1,190,000	1,201,900
Rogers Cable, Inc. 8.750%, 05/01/32	375,000	455,625
Royal KPN NV 8.000%, 10/01/10	990,000	1,068,194
Shinsei Finance Cayman, Ltd. (144A) 6.418%, 01/29/49 (a)	1,100,000	1,098,730
Smurfit Capital 7.500%, 11/20/25	275,000	262,625
Telecom Italia Capital, S.A. 5.250%, 10/01/15	2,100,000	1,964,987
TNK-BP Finance S.A. (144A) 7.500%, 07/18/16	1,080,000	1,148,850
Tyco International Group, S.A. 6.000%, 11/15/13	2,660,000	2,752,233
6.125%, 11/01/08	50,000	50,619
Vale Overseas, Ltd. 6.875%, 11/21/36	1,590,000	1,630,777
8.250%, 01/17/34 (e)	60,000	71,072

*See accompanying notes to financial statements.

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Yankee—(Continued)
Videotron Ltee 6.375%, 12/15/15	$250,000	$244,375

		30,951,620

Total Fixed Income (Identified Cost $791,767,848)		790,799,884

Common Stock—0.1%
Security Description	Shares	Value*

Chemicals—0.0%
Applied Extrusion Technologies, Inc. (Class B) (h)	2,424	13,332

Commercial Services & Supplies—0.0%
Continental AFA Dispensing Co. (b) (i)	8,621	47,416

Diversified Financial Services—0.0%
ContiFinancial Corp. (Liquidating Unit Trust) (i)	229,692	72

Food Products—0.0%
Imperial Sugar Co. (e)	172	4,164

Household Products—0.0%
Home Interiors & Gifts, Inc. (Restricted Shares) (b) (h)	674,618	6,746

Wireless Telecommunication Services—0.1%
American Tower Corp. (Class A) (h)	12,303	458,656

Total Common Stock (Identified Cost $692,481)		530,386

Preferred Stock—0.1%

Diversified Financial Services—0.1%
Resona Preferred Global Securities Cayman, Ltd. (144A)	770,000	803,443
TCR Holdings (Class B) (b) (h)	840	1
TCR Holdings (Class C) (b) (c) (h)	462	0
TCR Holdings (Class D) (b) (h)	1,219	1
TCR Holdings (Class E) (b) (h)	2,521	3
Total Preferred Stock (Identified Cost $796,426)		803,448

Fixed Income—Convertible—0.1%
Security Description	Face Amount	Value*

Automobiles—0.1%
Ford Motor Co. 4.250%, 12/15/36	$450,000	480,938

Total Fixed Income—Convertible (Identified Cost $450,000)		480,938

Escrow Shares—0.0%
Security Description	Shares	Value*

Food Products—0.0%
Vlasic Foods, Inc. (Escrow Receipt) (b) (j)	105,922	$2,118

Textiles, Apparel & Luxury Goods—0.0%
Pillowtex Corp. (b) (c) (h)	250,000	0

Total Escrow Shares (Identified Cost $0)		2,118

Warrants—0.0%

Household Durables—0.0%
Winsloew Furniture, Inc. (144A) (b) (h)	200	2

Textiles, Apparel & Luxury Goods—0.0%
Pillowtex Corp. (b) (c) (h)	1,701	0

Wireless Telecommunication Services—0.0%
Leap Wireless International, Inc. (144A) (b) (c) (h)	125	0

Yankee—0.0%
Republic of Venezuela (b) (h)	3,750	124,687

Total Warrants (Identified Cost $43,682)		124,689

Short Term Investments—24.5%
Security Description	Face Amount	Value*

Repurchase Agreement—24.5%
Merrill Lynch Repurchase Agreement dated 12/29/06 at 5.210% to be repurchased at $172,499,800 on 01/02/07 collateralized by $100,000,000 Federal National Mortgage Association 6.550% due 09/26/36 with a value of $99,875,000 and by $74,395,000 Federal Home Loan Bank 5.250% due 02/13/08 with a value of $75,975,894.	$172,400,000	172,400,000

Total Short Term Investments (Identified Cost $172,400,000)		172,400,000

Total Investments 137.4% (Identified Cost $966,150,437) (k)		965,141,463
Liabilities in excess of other assets		(262,477,410)

Total Net Assets 100%		$702,664,053

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2006.
(b)	Security was valued in good faith under procedures established by the Board of Directors.
(c)	Zero Valued Security.
(d)	Non-Income Producing; Defaulted Bond.
(e)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $ 78,769,460 and the collateral received consisted of cash in the amount of $75,724,031 and securities with a market value of $4,679,010.

*See accompanying notes to financial statements.

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of December 31, 2006

(f)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date.
(g)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(h)	Non-Income Producing.
(i)	Non-Income Producing; issuer filed under Chapter 11 of the Federal Bankruptcy Code.
(j)	Escrow Receipt is a certificate which guarantees that the securities underlying an option contract are on deposit and will be delivered in the event that the option is exercised.
(k)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $966,832,907 and the composition of unrealized appreciation and depreciation of investment securities was $5,733,185 and $(7,424,629), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2006, the market value of 144A securities was $68,689,772, which is 9.8% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.
(MXN)—	Mexican Peso

Forward Contracts

Forward Currency Contracts	Delivery Date	Local Currency Amount	Aggregate Face Value	Valuation as of 12/31/2006	Unrealized (Depreciation)
Japanese Yen (bought)	2/7/2007	725,562,000	$6,254,845	$6,126,926	($127,919)

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2006	Unrealized Appreciation/ (Depreciation)
Germany Treasury Bonds 10 Year Futures	3/8/2007	257	$39,644,044	$39,350,110	$(293,934)
LIBOR Futures	9/19/2007	325	75,231,805	75,201,715	(30,090)
U.S. Treasury Notes 2 Year Futures	3/30/2007	279	57,075,286	56,924,719	(150,567)
U.S. Treasury Notes 5 Year Futures	3/30/2007	578	61,013,007	60,726,125	(286,882)

Futures Contracts Short
U.S. Treasury Bond Futures	3/21/2007	(79)	(8,942,613)	(8,803,563)	139,050
U.S. Treasury Notes 10 Year Futures	3/21/2007	(453)	(49,052,524)	(48,683,344)	369,180

Net Unrealized Depreciation					$(253,243)

Options Written

Options Written-Calls	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2006	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Notes 10 Year Futures 110 Call	2/23/2007	(171)	$(46,379)	$(13,359)	$33,020
U.S. Treasury Notes 10 Year Futures 111 Call	2/23/2007	(6)	(1,283)	(188)	1,095

Options Written-Puts

U.S. Treasury Notes 10 Year Futures 106 Put	2/23/2007	(175)	(54,750)	(35,547)	19,203
U.S. Treasury Notes 10 Year Futures 107 Put	2/23/2007	(176)	(51,214)	(85,250)	(34,036)

Net Unrealized Appreciation					$19,282

*See accompanying notes to financial statements.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$792,741,463
Investment in repurchase agreements		172,400,000
Cash		403,128
Collateral for securities loaned		80,403,041
Receivable for:
Securities sold		3,270,692
Fund shares sold		2,003,873
Accrued interest and dividends		5,267,993

Total Assets		1,056,490,190
Liabilities
Payable for:
Fund shares redeemed	$967,120
Securities purchased	271,295,795
Futures variation margin	269,109
Open forward currency contracts-net	127,919
Withholding taxes	2,530
Return of collateral for securities loaned	80,403,041
Options written, at fair value	134,344
Deferred dollar roll income	1,701
Accrued expenses:
Management fees	366,212
Service and distribution fees	59,338
Deferred directors’ fees	14,634
Other expenses	184,394

Total Liabilities		353,826,137

Net Assets		$702,664,053

Net assets consists of:
Capital paid in		$683,242,126
Undistributed net investment income		20,862,262
Accumulated net realized losses		(68,692)
Unrealized depreciation on investments, futures contracts, options and foreign currency		(1,371,643)

Net Assets		$702,664,053

Computation of offering price:
Class A
Net asset value and redemption price per share ($366,983,610 divided by 29,173,024 shares outstanding)		$12.58

Class B
Net asset value and redemption price per share ($198,632,377 divided by 15,855,379 shares outstanding)		$12.53

Class E
Net asset value and redemption price per share ($137,048,066 divided by 10,923,991 shares outstanding)		$12.55

Identified cost of investments		$966,150,437

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends		$20,088	(a)
Interest		33,173,952	(b)

		33,194,040
Expenses
Management fees	$3,741,141
Service and distribution fees—Class B	409,316
Service and distribution fees—Class E	217,940
Directors’ fees and expenses	23,463
Custodian	233,999
Audit and tax services	31,696
Legal	11,232
Printing	217,494
Insurance	9,440
Miscellaneous	3,489

Total Expenses		4,899,210

Net Investment Income		28,294,830

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	2,123,317
Futures contracts—net	628,713
Foreign currency transactions—net	(127,714)
Options—net	96,802	2,721,118

Unrealized appreciation (depreciation) on:
Investments—net	(214,102)
Futures contracts—net	(372,772)
Foreign currency transactions—net	(127,854)
Options—net	19,282	(695,446)

Net gain		2,025,672

Net Increase in Net Assets From Operations		$30,320,502

(a)	Net of foreign taxes of $1,969.
(b)	Includes income on securities loaned of $187,876.

See accompanying notes to financial statements.

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$28,294,830	$16,268,202
Net realized gain	2,721,118	5,712,405
Unrealized depreciation	(695,446)	(10,849,659)

Increase in net assets from operations	30,320,502	11,130,948

From Distributions to Shareholders
Net investment income
Class A	(12,580,267)	(5,423,779)
Class B	(7,306,479)	(1,713,034)
Class E	(7,255,957)	(4,417,235)

	(27,142,703)	(11,554,048)

Net realized gain
Class A	(2,004,980)	(3,345,753)
Class B	(1,240,035)	(1,124,453)
Class E	(1,203,427)	(2,870,082)

	(4,448,442)	(7,340,288)

Total distributions	(31,591,145)	(18,894,336)

Increase in net assets from capital share transactions	217,558,252	148,976,048

Total increase in net assets	216,287,609	141,212,660
Net Assets
Beginning of the period	486,376,444	345,163,784

End of the period	$702,664,053	$486,376,444

Undistributed Net Investment Income
End of the period	$20,862,262	$19,019,295

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	15,850,028	$196,471,815	7,365,345	$93,430,873
Shares issued through acquisition	984,206	11,895,886	0	0
Reinvestments	1,223,595	14,585,247	708,363	8,769,532
Redemptions	(5,706,228)	(70,429,737)	(3,847,414)	(48,916,740)

Net increase	12,351,601	$152,523,211	4,226,294	$53,283,665

Class B
Sales	7,929,484	$98,102,344	7,228,893	$91,416,951
Reinvestments	718,798	8,546,514	229,942	2,837,487
Redemptions	(2,319,695)	(28,470,172)	(730,461)	(9,224,205)

Net increase	6,328,587	$78,178,686	6,728,374	$85,030,233

Class E
Sales	1,629,882	$20,205,861	2,115,532	$26,862,474
Reinvestments	710,873	8,459,384	590,066	7,287,317
Redemptions	(3,397,895)	(41,808,890)	(1,850,232)	(23,487,641)

Net increase (decrease)	(1,057,140)	$(13,143,645)	855,366	$10,662,150

Increase derived from capital share transactions		$217,558,252		$148,976,048

See accompanying notes to financial statements.

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.72	$13.04	$12.61	$11.44	$11.20

Income From Investment Operations
Net investment income	0.38	0.36	0.46	0.51	0.69
Net realized and unrealized gain (loss) of investments	0.22	(0.01)	0.35	0.92	0.35

Total from investment operations	0.60	0.35	0.81	1.43	1.04

Less Distributions
Distributions from net investment income	(0.64)	(0.41)	(0.38)	(0.26)	(0.80)
Distributions from net realized capital gains	(0.10)	(0.26)	0.00	0.00	0.00

Total distributions	(0.74)	(0.67)	(0.38)	(0.26)	(0.80)

Net Asset Value, End of Period	$12.58	$12.72	$13.04	$12.61	$11.44

Total Return (%)	5.1	2.8	6.6	12.6	9.6
Ratio of operating expenses to average net assets (%)	0.72	0.75	0.77	0.81	0.85
Ratio of net investment income to average net assets (%)	4.91	4.11	3.79	4.66	6.25
Portfolio turnover rate (%)	700	507	393	329	239
Net assets, end of period (000)	$366,984	$213,906	$164,213	$153,549	$122,023

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.66	$12.99	$12.58	$11.41	$10.43

Income From Investment Operations
Net investment income	0.54	0.40	0.39	0.23	0.14
Net realized and unrealized gain (loss) of investments	0.03	(0.08)	0.38	1.19	0.84

Total from investment operations	0.57	0.32	0.77	1.42	0.98

Less Distributions
Distributions from net investment income	(0.60)	(0.39)	(0.36)	(0.25)	0.00
Distributions from net realized capital gains	(0.10)	(0.26)	0.00	0.00	0.00

Total distributions	(0.70)	(0.65)	(0.36)	(0.25)	0.00

Net Asset Value, End of Period	$12.53	$12.66	$12.99	$12.58	$11.41

Total Return (%)	4.8	2.6	6.3	12.6	9.4	(b)
Ratio of operating expenses to average net assets (%)	0.97	1.00	1.02	1.06	1.10	(c)
Ratio of net investment income to average net assets (%)	4.66	3.92	3.66	3.95	5.66	(c)
Portfolio turnover rate (%)	700	507	393	329	239
Net assets, end of period (000)	$198,632	$120,590	$36,346	$268	$2

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.68	$13.00	$12.58	$11.42	$11.20

Income from Investment Operations
Net investment income	0.62	0.50	0.38	0.42	0.73
Net realized and unrealized gain (loss) of investments	(0.03)	(0.17)	0.41	0.99	0.29

Total from investment operations	0.59	0.33	0.79	1.41	1.02

Less Distributions
Distributions from net investment income	(0.62)	(0.39)	(0.37)	(0.25)	(0.80)
Distributions from net realized capital gains	(0.10)	(0.26)	0.00	0.00	0.00

Total distributions	(0.72)	(0.65)	(0.37)	(0.25)	(0.80)

Net Asset Value, End of Period	$12.55	$12.68	$13.00	$12.58	$11.42

Total Return (%)	4.9	2.7	6.5	12.5	9.4
Ratio of operating expenses to average net assets (%)	0.87	0.90	0.92	0.96	1.00
Ratio of net investment income to average net assets (%)	4.75	3.95	3.64	4.34	6.03
Portfolio turnover rate (%)	700	507	393	329	239
Net assets, end of period (000)	$137,048	$151,881	$144,605	$96,026	$26,060

See accompanying notes to financial statements.

MSF-18

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Western Asset Management Strategic Bond Opportunities Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example,

MSF-19

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the

MSF-20

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the period ended December 31, 2006 was approximately $306,608,202 for the Western Asset Management Strategic Bond Opportunities Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-21

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Credit and Market Risk:

The Portfolio may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As of December 31, 2006, the Western Asset Management Strategic Bond Opportunities Portfolio had no capital loss carryovers.

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$29,358,699	$15,252,865	$2,232,446	$3,641,471	$—	$—	$31,591,145	$18,894,336

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards And Deferrals	Total
$21,545,257	$—	$(2,016,257)	$—	$19,529,000

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Western Asset Management Strategic Bond Opportunities Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$4,426,744,845	$510,342,213	$4,354,207,510	$261,739,530

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Options Written:

The Western Asset Management Strategic Bond Opportunities Portfolio transactions in options written during the year ended December 31, 2006 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2005	0	$0
Options written	3,001,513	415,540
Options closed	(3,001,336)	(367,878)
Options expired	0	0

Options outstanding December 31, 2006	177	$47,662

Put Options	Number of contracts	Premiums received
Options outstanding December 31, 2005	0	$0
Options written	1,072	297,533
Options closed	(721)	(191,569)
Options expired	0	0

Options outstanding December 31, 2006	351	$105,964

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Western Asset Management Strategic Bond Opportunities	$3,741,141	0.650% 0.550%	Of the first $500 million On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Salomon Brothers Asset Management, Inc. was compensated to provide subadvisory services for the Salomon Brothers Strategic Bond Opportunities Portfolio from January 1, 2006 through April 30, 2006. Effective May 1, 2006, Western Asset Management Co. became subadvisor to the Portfolio, which was renamed Western Asset Management Strategic Bond Opportunities and receives compensation for providing subadvisory services thereto.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, the Portfolio acquired all of the assets of the Salomon Brothers Strategic Total Return Bond Portfolio (“TST Salomon Brothers Strategic Total Return Bond”), a series of the Travelers Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 984,206 Class A shares of the Portfolio (valued at $11.9 million) in exchange for 1,154,284 shares of TST Salomon Brothers Strategic Total Return Bond (valued at $11.9 million).

The aggregate net assets of the Portfolio and TST Salomon Brothers Strategic Total Return Bond immediately before the acquisition were $553,599,853 and $11,751,423, respectively. The aggregate net assets immediately after the acquisition were $565,351,276, which includes $144,463 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $12,290,598.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Western Asset Management Strategic Bond Opportunities Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-26

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-27

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-28

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-29

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-30

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-31

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-32

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory see schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such see schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-33

Metropolitan Series Fund, Inc.

Western Asset Management Strategic Bond Opportunities Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-34

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-35

Metropolitan Series Fund, Inc. Western Asset Management U.S. Government Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

On May 1, 2006, Western Asset Management Company succeeded Salomon Brothers Asset Management, Inc. as the subadviser of the Portfolio, and the Portfolio’s name was changed from Salomon Brothers U.S. Government Portfolio to Western Asset Management U.S. Government Portfolio.

For the year ended December 31, 2006, the Class A shares of the Western Asset Management U.S. Government Portfolio returned 4.2%, compared to its benchmark, the Lehman Brothers Intermediate Government Bond Index,1 which returned 3.8%. The average return of its peer group, a customized universe of twenty (20) short-term and intermediate term mutual and variable funds tracked by Morningstar, was 3.8% over the same period.

PORTFOLIO REVIEW

Interest rates rose across the yield curve this year, driven by a tighter-than-expected Federal Reserve policy and a stronger-than-expected economy in the first half of the year. Short-term rates rose more than long-term rates, leaving the yield curve inverted out to the 5-year area, but still positively-sloped beyond that. The Federal Reserve raised its target funds rate by 25 bps (0.25%) at each of its first four meetings, exceeding the market’s expectation in late 2005 that only one or two more tightenings were likely to occur in 2006. Alan Greenspan was replaced by Ben Bernanke as the Fed’s new Chairman, but Bernanke gave no indication of any significant shift in Fed policy. Beginning with the August FOMC (Federal Open Market Committee) meeting, the Fed adopted a wait-and-see attitude to judge the extent to which the housing slowdown would impact the rest of the economy. Following a strong first quarter, economic growth decelerated to a moderate pace over the course of the year, and a big drop in energy prices resulted in a substantial decline in headline inflation. Core inflation drifted higher to the 2.5% range, but TIPS’ (Treasury Inflation Protected Securities) forward breakeven spreads were unchanged on balance at 2.4%. Inflation pressures were reflected in gains in gold and industrial commodity prices, and a decline in the dollar against most major currencies.

Mirroring the relatively strong economy, corporate profits exceeded expectations, and federal and state revenues registered some of the strongest gains in real terms in history. Higher rates in the first half of the year led to a sharp decline in new mortgage applications and refinancing activity, but lower rates in the second half of the year helped to stabilize activity. A significant downturn in the housing market, coupled with some developing weakness in the manufacturing sector, gave rise to the widely held perception that the economy was likely to slow enough to reduce inflation pressures and allow the Fed to adopt an easing posture in 2007. Mortgage rates first rose and then fell, ending the period roughly unchanged, but still some 80 bps above the lows of 2005. The labor market exhibited modest but steady growth in jobs, and the unemployment rate declined from 4.9% to 4.5%. Credit spreads were tighter on balance, thanks to the relatively stable economy, low default rates, and strong profits growth. Mortgage spreads tightened as volatility trended lower over the course of the period.

A long duration posture detracted from returns in the first half of the period as interest rates rose more than expected, but the Portfolio recovered most of those losses as interest rates declined in the second half. A modestly bulleted yield curve exposure centered on the front end of the yield curve hurt performance as short-term rates moved higher than expected. Overweight exposure to the mortgage-backed sector was a positive, thanks to tighter spreads and low volatility. A moderate exposure to TIPS detracted from performance due to a weaker than expected inflation adjustment for the period and a modest tightening of breakeven spreads.

* The views expressed above are those of the subadvisory firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Lehman Brothers Intermediate Government Bond Index® includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one to ten years. The Index has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE

LEHMAN BROTHERS INTERMEDIATE U.S. GOVERNMENT BOND INDEX

Average Annual Returns as of December 31, 2006

	Western Asset Management U.S. Government Portfolio			Lehman Brothers Intermediate U.S. Government Bond Index
	Class A	Class B	Class E
1 Year	4.2%	3.9%	4.0%	3.8%
5 Years	3.7	N/A	3.5	3.9
10 Years	5.1	N/A	N/A	5.5
Since Inception	—	3.0	3.9	—

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

Inception dates of the Class A, Class B and Class E shares are: 10/31/94, 7/30/02 and 5/1/01, respectively.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION

as of December 31, 2006

Top Holdings

% of Total Net Assets
Federal National Mortgage Association	48.7%
U.S. Treasury Notes	16.4%
Government National Mortgage Association	8.9%
U.S. Treasury Inflation Indexed Securities (TII)	4.5%
U.S. Treasury Bonds	3.4%
Morgan Stanley Mortgage Loan Trust	2.0%
Countrywide Alternative Loan Trust	1.7%
Federal Home Loan Mortgage Corp.	1.6%
JPMorgan Chase Commercial Mortgage Securities Corp.	1.2%
GMAC Mortgage Corp. Loan Trust	1.1%

Top Sectors

% of Equity Market Value
Residential Mortgage Backed	58.5%
U.S. Treasury	20.0%
Cash & Cash Equivalents	12.0%
Index-Linked	4.6%
Agency Issues	2.6%
Commercial Mortgage Backed	1.5%
Asset Backed	0.8%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Western Asset Mgt. U.S. Government—Class A	Actual	0.57%	$1,000.00	$1,044.10	$2.94
	Hypothetical	0.57%	$1,000.00	$1,022.30	$2.91

Western Asset Mgt. U.S. Government—Class B	Actual	0.82%	$1,000.00	$1,042.60	$4.22
	Hypothetical	0.82%	$1,000.00	$1,021.02	$4.18

Western Asset Mgt. U.S. Government—Class E	Actual	0.72%	$1,000.00	$1,043.40	$3.71
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

MSF-4

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—105.8% of Total Net Assets

Security Description	Face Amount	Value*

Asset Backed—6.7%
ACE Securities Corp. 5.480%, 02/25/31 (a)	$7,981,300	$7,981,415
Bear Stearns Asset Backed Securities, Inc. 5.470%, 12/25/36 (a)	3,000,000	2,999,910
Compucredit Aquired Portfolio Voltage Master Trust (144A) 5.520%, 09/15/18 (a)	6,300,309	6,321,163
Countrywide Home Equity Loan Trust 5.460%, 12/25/31 (a)	8,595,653	8,601,547
GSAMP Trust 5.410%, 07/05/36 (a)	5,658,142	5,658,491
Indymac Seconds Asset Backed Trust 5.480%, 06/25/36 (a)	7,872,154	7,872,279
Morgan Stanley IXIS Real Estate Capital Trust 5.380%, 07/25/36 (a)	7,487,669	7,487,791
Morgan Stanley Mortgage Loan Trust 5.500%, 03/25/36 (a)	6,816,590	6,818,453
SACO I, Inc. 5.450%, 06/25/36 (a)	7,560,327	7,560,443
SLM Student Loan Trust 5.367%, 07/25/17 (a)	10,300,000	10,299,817
Structured Asset Securities Corp. (144A) 5.460%, 02/25/36 (a)	7,161,034	7,160,461

		78,761,770

Commercial Mortgage-Backed Securities—12.9%
American Home Mortgage Assets 5.540%, 11/25/36 (a)	11,072,006	11,089,971
Countrywide Alternative Loan Trust (Class 1) 5.550%, 07/25/36 (a)	10,045,231	10,016,761
Countrywide Alternative Loan Trust (Class 2) 5.550%, 07/25/36 (a)	9,294,589	9,316,652
Credit Suisse First Boston Mortgage Securities Corp. 4.889%, 11/15/37 (a)	2,680,000	2,591,951
GE Capital Commercial Mortgage Corp. 5.333%, 11/10/45 (a)	3,000,000	3,019,779
GMAC Mortgage Corp. Loan Trust 5.011%, 11/19/35 (a)	2,874,948	2,861,800
5.560%, 11/25/36 (a)	10,300,000	10,304,153
Impac Secured Assets CMN Owner Trust 5.670%, 03/25/36 (a)	7,919,217	7,932,034
JPMorgan Chase Commercial Mortgage Securities Corp. 4.951%, 01/12/37 (a)	4,950,000	4,810,273
5.429%, 12/12/43	9,530,000	9,578,333
JPMorgan Commercial Mortgage Finance Corp. 4.999%, 10/15/42 (a)	1,250,000	1,217,332
LB-UBS Commercial Mortgage Trust 4.858%, 12/15/39 (a)	5,500,000	5,317,185
Luminent Mortgage Trust 5.540%, 05/25/46 (a)	8,808,111	8,796,248
Morgan Stanley ABS Capital I 5.610%, 03/25/35 (a)	5,569,369	5,570,898

Security Description	Face Amount	Value*

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Mortgage Loan Trust 5.420%, 06/25/36 (a)	$8,354,150	$8,349,476
5.450%, 06/26/36 (a)	8,215,811	8,230,846
Novastar Mortgage-Backed Notes 5.540%, 06/25/36 (a)	8,515,675	8,519,209
Residential Accredit Loans, Inc. 5.440%, 10/25/46 (a)	11,093,476	11,077,308
Residential Funding Mortgage Securities I, Inc. 4.750%, 12/25/18	4,784,352	4,628,860
Thornburg Mortgage Securities Trust 5.430%, 06/25/36 (a)	5,243,616	5,232,309
5.600%, 07/25/45 (a)	5,554,834	5,554,923
Washington Mutual, Inc. 5.590%, 12/25/45 (a)	7,285,734	7,306,652

		151,322,953

Federal Agencies—60.4%
Federal Home Loan Bank 5.250%, 12/11/20	12,000,000	12,014,736
5.800%, 09/02/08	1,000,000	1,009,560
Federal Home Loan Mortgage Corp. 4.000%, 05/01/19	177,664	167,223
4.500%, 04/15/32	182,747	166,203
4.500%, 04/01/33	2,128,406	1,998,767
4.500%, 04/01/35	1,768,460	1,657,196
5.000%, 08/01/19	2,720,790	2,676,101
5.000%, 10/01/35	9,479,080	9,149,370
5.500%, 01/15/23 (b)	2,234,824	57,662
5.500%, 07/01/35	2,536,032	2,508,532
6.000%, 10/01/10	254	257
6.000%, 10/01/28	99,933	101,141
6.000%, 11/01/28	129,022	130,585
6.500%, 08/01/13	21,843	22,341
6.500%, 03/01/26	2,123	2,179
6.500%, 07/01/26	43,339	44,479
7.000%, 07/01/11	8,459	8,695
7.500%, 05/01/07	182	183
7.500%, 05/01/32	300,737	311,692
8.000%, 12/01/19	13,666	14,155
8.000%, 07/01/20	39,181	40,652
8.000%, 09/01/30	26,171	27,503
8.250%, 04/01/17	742	781
8.500%, 06/15/21	215,638	215,572
9.000%, 10/01/17	7,407	7,573
Federal National Mortgage Association 3.200%, 02/17/09 (a)	2,000,000	1,949,700
4.000%, 08/01/19	106,861	100,711
4.000%, 08/01/20	1,291,732	1,216,210
4.000%, 05/01/33	920,843	838,940
4.500%, 05/01/19	1,400,239	1,352,439
4.500%, 09/01/19	3,314,012	3,200,881
4.500%, 03/01/20	567,606	547,624
4.500%, 04/01/20	21,500	20,743

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2006

Fixed Income—(Continued)

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
Federal National Mortgage Association—(Continued)
4.875%, 01/11/08	$12,300,000	$12,258,205
5.000%, 10/01/20	2,498,762	2,456,541
5.000%, 08/01/35	8,252,658	7,969,938
5.000%, TBA	202,400,000	195,729,147
5.500%, 09/01/24	3,967,288	3,946,161
5.500%, 04/01/35	4,092,523	4,045,780
5.500%, 09/01/35	12,379,537	12,238,144
5.500%, 12/01/35	958,819	947,868
5.500%, TBA	150,300,000	149,171,965
5.780%, 01/25/43 (a)	1,258,282	1,287,604
6.000%, 04/01/35	9,378,435	9,454,078
6.000%, TBA	152,910,000	153,923,459
6.500%, 06/01/08	4,616	4,712
6.500%, 12/01/10	3,326	3,389
6.500%, 04/01/13	65,811	67,339
6.500%, 07/01/13	39,300	40,212
6.500%, 06/01/17	640,873	656,372
6.500%, 03/01/26	6,451	6,623
6.500%, 12/01/27	57,193	58,720
6.500%, 04/01/29	291,969	299,722
6.500%, 05/01/32	611,564	623,174
6.500%, 07/01/32	3,137,696	3,237,005
6.527%, 05/25/30 (a)	310,306	311,273
7.000%, 12/01/14	35,406	36,432
7.000%, 07/01/15	5,781	5,945
7.000%, 11/01/23	5,571	5,767
7.000%, 02/01/28	23,743	24,531
7.000%, 10/01/28	133,033	137,390
7.000%, 11/01/28	10,399	10,740
7.000%, 02/01/29	40,974	42,322
7.000%, 01/01/30	13,686	14,109
7.000%, 01/01/34	846,978	870,714
7.500%, 02/01/16	98,815	102,314
7.500%, 11/01/29	86,740	90,527
7.500%, 11/01/30	39,838	41,483
7.500%, 01/01/31	19,610	20,420
8.000%, 05/01/28	11,328	12,001
8.000%, 07/01/30	1,830	1,930
8.000%, 08/01/30	21,620	22,803
8.000%, 10/01/30	16,131	17,014
8.000%, 02/01/31	425,855	451,386
8.000%, 08/01/31	5,038	5,315
8.000%, 07/01/32	1,398	1,475
11.500%, 09/01/19	724	791
12.000%, 10/01/15	42,783	48,203
12.000%, 01/15/16	2,366	2,650
12.500%, 09/20/15	4,167	4,596
12.500%, 01/15/16	35,340	38,950
Government National Mortgage Association 5.500%, 09/15/34	2,605,926	2,595,016
5.500%, 06/15/35	854,368	850,466
5.500%, 12/15/35	5,624,262	5,598,575
5.500%, TBA	16,910,000	16,825,450

Security Description	Face Amount	Value*

Federal Agencies—(Continued)
6.000%, TBA	$76,100,000	$77,146,375
6.500%, 08/15/34	899,243	922,553
7.500%, 01/15/29	16,639	17,362
7.500%, 09/15/29	17,392	18,147
7.500%, 02/15/30	22,097	22,829
7.500%, 04/15/30	31,152	32,184
7.500%, 05/15/30	13,813	14,416
7.500%, 09/15/30	27,934	28,859
8.500%, 03/15/18	24,301	26,031
8.500%, 05/15/18	26,945	28,864
8.500%, 06/15/25	160,056	172,671
9.000%, 08/15/08	2,276	2,328
9.000%, 09/15/08	3,380	3,458
9.000%, 10/15/08	24,280	24,836
9.000%, 12/15/08	9,391	9,606
9.000%, 01/15/09	15,975	16,480
9.000%, 02/15/09	2,698	2,783
9.000%, 03/15/09	9,351	9,646
9.000%, 04/15/09	19,586	20,184
9.000%, 05/15/09	8,426	8,693
9.000%, 09/15/09	9,194	9,485
9.000%, 12/15/16	18,147	19,412

		706,734,334

Government Agency—1.5%
Financing Corp. (FICO) Strips Zero Coupon, 06/27/11	13,949,000	11,254,053
National Archives Facility Trust 8.500%, 09/01/19	5,228,322	6,185,263

		17,439,316

U.S. Treasury—24.3%
U.S. Treasury Bond Strips Zero Coupon, 11/15/09	7,500,000	6,564,068
U.S. Treasury Bonds 7.125%, 02/15/23 (c)	19,300,000	24,025,489
8.750%, 08/15/20 (c)	6,600,000	9,124,500
U.S. Treasury Inflation Indexed Bonds (TII) 2.000%, 01/15/26 (c)	25,991,504	24,444,204
U.S. Treasury Inflation Indexed Notes (TII) 2.375%, 04/15/11	17,811,697	17,740,735
2.500%, 07/15/16 (c)	10,967,587	11,050,699
U.S. Treasury Notes 4.000%, 04/15/10 (c)	112,360,000	109,946,058
4.125%, 05/15/15 (c)	22,200,000	21,316,329
4.875%, 08/15/09 (c)	15,000,000	15,045,120
5.000%, 07/31/08 (c)	45,300,000	45,374,337

		284,631,539

Total Fixed Income (Identified Cost $1,244,210,071)		1,238,889,912

*See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of December 31, 2006

Short Term Investments—45.9%

Security Description	Face Amount	Value*

Repurchase Agreement—24.1%
Deutsche Bank Repurchase Agreement dated 12/29/06 at 5.250% to be repurchased at $282,664,792 on 01/02/07 collateralized by $13,141,000 Federal National Mortgage Association 3.250% due 01/15/08 with a value of $13,068,240; by $120,000,000 and by Federal National Mortgage Association 5.000% due 02/27/08 with a value of $121,656,240 and by $140,000,000 Federal National Mortgage Association 7.250% due 01/15/10 with a value of $158,424,320.	$282,500,000	$282,500,000

U.S. Treasury—21.8%
U.S. Treasury Bills 0.010%, 04/19/07 (c)	259,650,000	255,766,934

Total Short Term Investments (Identified Cost $538,266,934)		538,266,934

Total Investments—151.7% (Identified Cost $1,782,477,005) (d)		1,777,156,846
Liabilities in excess of other assets		(605,655,993)

Total Net Assets—100%		$1,171,500,853

(a)	Variable or Floating Rate Security. Rate disclosed is as of December 31, 2006.
(b)	Interest Only Certificate. This security receives monthly interest payments but is not entitled to principal payments.
(c)	A portion or all of the security was held on loan. As of December 31, 2006, the market value of securities loaned was $269,546,186 and the collateral received consisted of cash in the amount of $274,114,898 and securities with a market value of $887,230.
(d)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $1,785,176,507 and the composition of unrealized appreciation and depreciation of investment securities was $2,464,370 and $(10,484,031), respectively.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2006, the market value of 144A securities was $13,481,624, which is 1.2% of total net assets.
(TBA)—	A contract for the purchase or sale of a Mortgage Backed Security to be delivered at a future date but does not include a specified pool or precise amount to be delivered.
(TII)—	A Treasury Inflation Index is a security with a fixed interest rate and the principal is adjusted for inflation. At maturity, the security will be redeemed at the greater of the inflation adjusted principal or par amount at original issue.

Futures Contracts

Futures Contracts Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2006	Unrealized Appreciation/ (Depreciation)
U.S. Treasury Bond Futures	3/21/2007	59	$6,685,529	$6,574,812	$(110,717)
U.S. Treasury Notes 10 Year Futures	3/21/2007	1,010	109,354,753	108,543,437	(811,316)

Futures Contracts Short
U.S. Treasury Notes 5 Year Futures	3/30/2007	(1,029)	(108,579,449)	(108,109,312)	470,137

Net Unrealized Depreciation					$(451,896)

*See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$1,494,656,846
Investment in repurchase agreements		282,500,000
Collateral for securities loaned		275,002,128
Receivable for:
Fund shares sold		1,799,649
Accrued interest and dividends		5,001,530

Total Assets		2,058,960,153
Liabilities
Payable for:
Fund shares redeemed	$1,114,480
Securities purchased	607,906,473
Futures variation margin	67,469
Return of collateral for securities loaned	275,002,128
Due to custodian bank	2,544,671
Accrued expenses:
Management fees	489,162
Service and distribution fees	51,611
Deferred directors’ fees	11,985
Other expenses	271,321

Total Liabilities		887,459,300

Net Assets		$1,171,500,853

Net assets consists of:
Capital paid in		$1,152,145,300
Undistributed net investment income		32,927,922
Accumulated net realized losses		(7,800,314)
Unrealized depreciation on investments and futures contracts		(5,772,055)

Net Assets		$1,171,500,853

Computation of offering price:
Class A
Net asset value and redemption price per share ($886,805,489 divided by 72,106,936 shares outstanding)		$12.30

Class B
Net asset value and redemption price per share ($182,472,474 divided by 14,899,987 shares outstanding)		$12.25

Class E
Net asset value and redemption price per share ($102,222,890 divided by 8,339,924 shares outstanding)		$12.26

Identified cost of investments		$1,782,477,005

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Interest		$47,948,252	(a)

Expenses
Management fees	$4,879,988
Service and distribution fees—Class B	372,503
Service and distribution fees—Class E	163,977
Directors’ fees and expenses	23,237
Custodian	186,261
Audit and tax services	40,236
Legal	37,046
Printing	423,050
Insurance	15,337
Miscellaneous	2,537

Total expense		6,144,172

Net Investment Income		41,804,080

Realized and Unrealized Gain (Loss)
Realized gain (loss) on:
Investments—net	1,611,877
Futures contracts—net	287,277
Options—net	(9,641)	1,889,513

Unrealized appreciation (depreciation) on:
Investments—net	839,630
Futures contracts—net	(258,194)	581,436

Net loss		2,470,949

Net Increase in Net Assets From Operations		$44,275,029

(a)	Includes income on securities loaned of $54,664.

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$41,804,080	$15,433,108
Net realized gain (loss)	1,889,513	(8,373,187)
Unrealized appreciation	581,436	1,228,254

Increase in net assets from operations	44,275,029	8,288,175

From Distributions to Shareholders
Net investment income
Class A	(17,449,874)	(2,064,428)
Class B	(4,169,148)	(723,628)
Class E	(3,561,866)	(1,518,429)

	(25,180,888)	(4,306,485)

Net realized gain
Class A	0	(2,816,213)
Class B	0	(1,123,528)
Class E	0	(2,311,931)

	0	(6,251,672)

Total distributions	(25,180,888)	(10,558,157)

Increase in net assets from capital share transactions	446,036,846	402,065,193

Total increase in net assets	465,130,987	399,795,211

Net Assets
Beginning of the period	706,369,866	306,574,655

End of the period	$1,171,500,853	$706,369,866

Undistributed Net Investment Income
End of the period	$32,927,922	$15,645,558

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Class A
Sales	24,941,485	$300,895,828	31,209,963	$378,680,852
Shares issued through acquisition	20,242,397	238,253,010	0	0
Reinvestments	1,486,361	17,449,874	404,361	4,880,641
Redemptions	(13,148,680)	(158,120,192)	(4,944,025)	(60,383,842)

Net increase	33,521,563	$398,478,520	26,670,299	$323,177,651

Class B
Sales	7,693,574	$92,633,136	7,506,965	$91,490,409
Reinvestments	356,033	4,169,148	153,546	1,847,156
Redemptions	(2,789,188)	(33,543,923)	(854,703)	(10,390,388)

Net increase	5,260,419	$63,258,361	6,805,808	$82,947,177

Class E
Sales	1,027,782	$12,399,242	1,266,995	$15,501,720
Reinvestments	304,173	3,561,866	318,136	3,830,360
Redemptions	(2,629,747)	(31,661,143)	(1,915,941)	(23,391,715)

Net decrease	(1,297,792)	$(15,700,035)	(330,810)	$(4,059,635)

Increase derived from capital share transactions		$446,036,846		$402,065,193

See accompanying notes to financial statements.

MSF-9

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

	Class A
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.22	$12.43	$12.34	$12.34	$11.97

Income From Investment Operations
Net investment income	0.46	0.19	0.20	0.18	0.38
Net realized and unrealized gain on investments	0.03	0.01	0.18	0.02	0.54

Total from investment operations	0.49	0.20	0.38	0.20	0.92

Less Distributions
Distributions from net investment income	(0.41)	(0.17)	(0.16)	(0.08)	(0.38)
Distributions from net realized capital gains	0.00	(0.24)	(0.13)	(0.12)	(0.17)

Total distributions	(0.41)	(0.41)	(0.29)	(0.20)	(0.55)

Net Asset Value, End of Period	$12.30	$12.22	$12.43	$12.34	$12.34

Total Return (%)	4.2	1.7	3.0	1.7	7.9
Ratio of operating expenses to average net assets (%)	0.58	0.61	0.64	0.65	0.70
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	0.64	0.65	0.70
Ratio of net investment income to average net assets (%)	4.36	3.00	1.56	1.22	2.20
Portfolio turnover rate (%)	835	964	977	882	672
Net assets, end of period (000)	$886,805	$471,703	$148,047	$154,010	$180,989

	Class B
	Year ended December 31,
	2006	2005	2004	2003	2002(a)
Net Asset Value, Beginning of Period	$12.16	$12.38	$12.31	$12.31	$11.88

Income From Investment Operations
Net investment income	0.44	0.25	0.16	0.06	0.04
Net realized and unrealized gain (loss) of investments	0.02	(0.08)	0.17	0.14	0.39

Total from investment operations	0.46	0.17	0.33	0.20	0.43

Less Distributions
Distributions from net investment income	(0.37)	(0.15)	(0.13)	(0.08)	0.00
Distributions from net realized capital gains	0.00	(0.24)	(0.13)	(0.12)	0.00

Total distributions	(0.37)	(0.39)	(0.26)	(0.20)	0.00

Net Asset Value, End of Period	$12.25	$12.16	$12.38	$12.31	$12.31

Total Return (%)	3.9	1.4	2.7	1.6	3.6	(b)
Ratio of operating expenses to average net assets (%)	0.83	0.86	0.89	0.90	0.95	(c)
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	0.89	0.90	0.95	(c)
Ratio of net investment income to average net assets (%)	4.08	2.76	1.81	0.79	1.34	(c)
Portfolio turnover rate (%)	835	964	977	882	672
Net assets, end of period (000)	$182,472	$117,258	$35,073	$347	$2

(a)	Commencement of operations was July 30, 2002 for Class B.
(b)	Periods less than one year are not computed on an annualized basis.
(c)	Computed on an annualized basis.

See accompanying notes to financial statements.

MSF-10

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Financial Highlights

	Class E
	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.18	$12.38	$12.31	$12.32	$11.96

Income From Investment Operations
Net investment income	0.54	0.34	0.17	0.12	0.31
Net realized and unrealized gain (loss) of investments	(0.07)	(0.15)	0.17	0.07	0.42

Total from investment operations	0.47	0.19	0.34	0.19	0.73

Less Distributions
Distributions from net investment income	(0.39)	(0.15)	(0.14)	(0.08)	(0.20)
Distributions from net realized capital gains	0.00	(0.24)	(0.13)	(0.12)	(0.17)

Total distributions	(0.39)	(0.39)	(0.27)	(0.20)	(0.37)

Net Asset Value, End of Period	$12.26	$12.18	$12.38	$12.31	$12.32

Total Return (%)	4.0	1.6	2.8	1.5	7.7
Ratio of operating expenses to average net assets (%)	0.73	0.76	0.79	0.80	0.85
Ratio of operating expenses to average net assets without giving effect to the contractual expense agreement would have been (%)	N/A	N/A	0.79	0.80	0.85
Ratio of net investment income to average net assets (%)	4.13	2.74	1.42	1.03	2.05
Portfolio turnover rate (%)	835	964	977	882	672
Net assets, end of period (000)	$102,223	$117,409	$123,455	$114,450	$67,262

See accompanying notes to financial statements.

MSF-11

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Western Asset Management U.S. Government Portfolio (the “Portfolio”) is a diversified series of the Fund. Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although the Portfolio is not available to all such separate accounts. The Portfolio’s shares may be divided into different classes. Currently, the classes being offered by the Western Asset Management U.S. Government Portfolio are named Class A, Class B and Class E. The classes of the Portfolio’s shares are identical, except that certain additional charges (Rule 12b-1 fees) are made against Class B and Class E shares. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Portfolio may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Portfolio values its securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred after these foreign markets close but before the Portfolio values its securities. For example,

MSF-12

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Portfolio assets to the subadviser of the Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Repurchase Agreements:

The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% on all other repurchase agreements. The Portfolio’s subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

Foreign Currency Translation:

The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in the exchange rate.

Forward Foreign Currency Exchange Contracts:

The Portfolio may enter into forward foreign currency exchange contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These

MSF-13

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the foreign exchange rates at the dates of entry into the contracts and the forward rates at the settlement date, is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counter parties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Futures Contracts:

The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge or to enhance return. Futures contracts are agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other contracts not calling for physical delivery, for a set price in the future. The Portfolio must post an amount equal to a portion of the total market value of the futures contract as futures variation margin, which is returned when the Portfolio’s obligations under the contract have been satisfied. From time to time thereafter, the Portfolio may have to post variation margin to maintain this amount as the market value of the contract fluctuates. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Options:

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, or hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market, or if the counterparty is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option. For options written by the Portfolio, the maximum loss is not limited to the premium initially received for the option.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Portfolio may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Mortgage Dollar Rolls:

The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar rolls are accounted for as purchase and sale transactions; gain/loss is recognized at the end of the term of the dollar roll. The average monthly balance of dollar rolls outstanding during the period ended December 31, 2006 was approximately $552,473,773 for the Western Asset Management U.S. Government Portfolio.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

“When-Issued” Securities:

Purchasing securities “when-issued” is a forward commitment by the Portfolio to buy a security. The estimated amount of the Portfolio’s payment obligation and the security’s interest rate are determined when the commitment is made, even though no interest accrues until the security is issued, which is generally 15 to 120 days later. The Portfolio will segregate liquid assets with its custodian sufficient at all times to satisfy these commitments. If the value of the security is less when delivered than when the commitment was made, the Portfolio will suffer a loss.

MSF-14

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Western Asset Management U.S. Government Portfolio had capital loss carryovers as follows:

Expiring 12/31/14	Expiring 12/31/13	Total
$2,144,552	$3,234,233	$5,378,785

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$25,180,888	$10,558,157	$—	$—	$—	$—	$25,180,888	$10,558,157

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized (Depreciation)	Loss Carryforwards And Deferrals	Total
$33,131,605	$—	$(8,019,661)	$(5,378,785)	$19,733,159

Dividends and Distributions to Shareholders:

The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of securities (excluding short term investments) for the Western Asset Management U.S. Government Portfolio were as follows:

Purchases		Sales
U.S. Government	Other	U.S. Government	Other
$8,192,510,879	$247,552,929	$7,972,748,641	$53,316,943

Options Written:

The Western Asset Management U.S. Government Portfolio transactions in options written during the year ended December 31, 2006 were as follows:

Call Options	Number of contracts	Premiums received
Options outstanding December 31, 2005	0	$0
Options written	40,600,000	120,531
Options closed	(40,600,000)	(120,531)
Options expired	0	0

Options outstanding December 31, 2006	0	$0

MSF-15

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Portfolio. The Fund has entered into an investment management agreement with MetLife Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, MetLife Advisers receives monthly compensation at the following annual rates:

Portfolio	Management Fees earned by MetLife Advisers for the year ended December 31, 2006	Annual percentage rates paid to MetLife Advisers	Based on Portfolios average daily net asset levels
Western Asset Management U.S. Government	$4,879,988	0.550%	Of the first $500 million
		0.450%	On amounts in excess of $500 million

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

MetLife Advisors has entered into an investment subadvisory agreement with respect to the Portfolio. Salomon Brothers Asset Management, Inc. was compensated to provide subadvisory services for the Salomon Brothers U.S. Government Portfolio from January 1, 2006 through April 30, 2006. Effective May 1, 2006, Western Asset Management Co. became subadvisor to the Portfolio, which was renamed Western Asset Management U.S. Government, and receives compensation for providing subadvisory services thereto.

Service and Distribution Fees:

The Fund has adopted Distribution Plans under Rule 12b-1 of the 1940 Act for the Portfolio’s Class B and E shares. Under the Distribution Plans, the Class B and E shares of the Portfolio pay a fee to compensate the Insurance Companies (or their affiliates) and other broker-dealers and financial intermediaries involved in the offer and sale of Portfolio shares for promoting or selling, and servicing, the Class B and E shares. The fees under the Distribution Plans for each class of the Portfolio’s shares are calculated as a percentage of the Portfolio’s average daily net assets that are attributable to that Class. Currently, the fee is 0.25% per year for the Class B shares and 0.15% per year for the Class E shares. Amounts paid by the Portfolio for the year ended December 31, 2006 are shown as Service and Distribution fees in the Statement of Operations.

4.	SECURITIES LENDING:

The Fund has entered into a securities lending arrangement with the Fund’s custodian, State Street Bank and Trust Company (the “custodian”). Under the agreement, the custodian is authorized to loan securities on the Portfolios’ behalf. In exchange, the Portfolio receives either cash or securities collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign securities), at each loan’s inception. Collateral must be maintained at least at 100% of the market value of the loaned securities for the duration of the loan. The cash collateral is invested in the Navigator Securities Lending Prime Portfolio, an affiliate of the custodian, which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, equal to at least 100% of the market value of all the loaned securities as of such preceding day. The Portfolio receives 70% of the annual net income from securities lending transactions, which is included in interest income of the Portfolio. The remaining 30% is paid to the custodian as compensation for its securities lending services. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. Any outstanding loans by the Portfolio at December 31, 2006 are footnoted in the Schedule of Investments.

5.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The

MSF-16

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

6.	ACQUISITIONS:

On May 1, 2006, the Portfolio acquired all of the assets of the U.S. Government Securities Portfolio (“TST U.S. Government Securities”), a series of the Travelers Series Trust, pursuant to a certain plan of reorganization. The acquisition was accomplished by a tax free exchange of 20,242,397 Class A shares of the Portfolio (valued at $238.3 million) in exchange for 20,015,014 shares of TST U.S. Government Securities (valued at $238.3 million).

The aggregate net assets of the Portfolio and TST U.S. Government Securities immediately before the acquisition were $770,014,490 and $238,253,010, respectively. The aggregate net assets immediately after the acquisition were $1,008,267,500, which includes $7,767,240 of acquired net unrealized depreciation on investments. The total cost of acquired securities was $185,151,718.

7.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

MSF-17

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Western Asset Management U.S. Government Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Western Asset Management U.S. Government (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Western Asset Management U.S. Government Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-18

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-19

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-20

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-21

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-22

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-23

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-24

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of for increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-25

Metropolitan Series Fund, Inc.

Western Asset Management U.S. Government Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-26

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-27

Metropolitan Series Fund, Inc. Zenith Equity Portfolio Annual Report	December 31, 2006

Letter from the President

February 2007

To Our Policyholders/Contract Owners:

We are pleased to provide you with the December 31, 2006 Annual Report for the Metropolitan Series Fund, Inc. The Report is designed to help you make informed decisions on how to allocate your money within your variable product.

Like world events and the economy, the capital markets are subject to volatility and the possibility of rapid change. We encourage you to work with your registered representative to develop an investment program to meet your long-term retirement, investment, and insurance needs.

We look forward to serving your future investment needs.

Sincerely,

Elizabeth Forget

President, Metropolitan Series Fund, Inc.

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PORTFOLIO PERFORMANCE

For the year ended December 31, 2006, the Class A shares of the Zenith Equity Portfolio returned 8.3%, compared to its benchmark, the Standard & Poor’s 500 Index1, which returned 15.8%. The average return of its peer group, the Lipper Variable Insurance Products Large-Cap Core Funds Universe2, was 13.3% over the same period.

PORTFOLIO REVIEW

Equities moved higher in all market segments during the 2006 as seen by the 15.8% return of the Standard and Poor’s 500 Stock Index. Larger cap stocks trailed mid and small cap stocks. Mid cap stocks, as measured the S&P 400 Mid Cap Index3 returned 10.3%, while small cap stocks, as measured by Russell 2000 Small Cap Index4, produced a 18.4% return. Within large cap stocks, value stocks generally did significantly better than growth stocks. Energy (24.2%), Telecommunications (36.8%), and Utilities (21.0%) were the best performing sectors; Heath Care (7.5%) and Investment Technology (8.4%) lagged the rest of the market.

Currently, MetLife Advisers invests the assets of Zenith Equity Portfolio equally among the Capital Guardian U.S. Equity Portfolio, the FI Value Leaders Portfolio, and Jennison Growth Portfolio (the Underlying Portfolios), each a series of the Metropolitan Series Fund, Inc. Of its three Underlying Portfolios, Jennison was the weakest performer with a 2.8% return. The Capital Guardian component returned 10.1%. FI Value Leaders returned 11.9%.

For information on the Underlying Portfolios, please refer to their individual reports.

* The views expressed above are those of the investment advisor firm as of December 31, 2006 and are subject to change based on market and other conditions. Information about the Portfolio’s holdings, asset allocation, industry allocation or country diversification is historical and is not an indication of future Portfolio composition, which will vary.

1 The Standard & Poor’s (S&P) 500® Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

2 The Lipper Variable Products Fund Averages. Each of these is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives to those of the subject Portfolio as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

3 The Standard & Poor’s MidCap 400® Index is an unmanaged index measuring the performance of the mid-size company segment of the U.S. market. The Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

4 The Russell 2000® Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Direct investment in the Index is not possible.

MSF-2

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

Average Annual Returns as of December 31, 2006

	Zenith Equity Portfolio	S&P 500 Index
1 Year	8.3%	15.8%
5 Years	6.3	6.2
10 Years	7.6	8.4

Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION as of December 31, 2006

Top Holdings

% of Total Net Assets
Metropolitan Series Fund—FI Value Leaders Portfolio, (Class A)	33.5%
Metropolitan Series Fund—Jennison Growth Portfolio, (Class A)	33.3%
Metropolitan Series Fund—Capital Guardian U.S. Equity Portfolio, (Class A)	33.2%

MSF-3

Metropolitan Series Fund, Inc.

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2006 through December 31, 2006.

Actual Expenses

The first line for the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2006	Ending Account value December 31, 2006	Expenses Paid During Period* July 1, 2006 to December 31, 2006
Zenith Equity(a)	Actual	0.72%	$1,000.00	$1,086.10	$3.79
	Hypothetical	0.72%	$1,000.00	$1,021.53	$3.67

* Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 365 (to reflect the the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Zenith Equity Portfolio and the underlying Portfolios in which it invests.

MSF-4

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Schedule of Investments as of December 31, 2006

Mutual Funds—100.0%

Security Description	Shares	Value*

Affiliated Investment Companies—100.0%
Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio, (Class A)	23,400,657	$311,228,742
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio, (Class A)	1,506,632	313,921,887
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio, (Class A)	24,622,035	312,946,067

Total Mutual Funds (Identified Cost $709,767,757)		938,096,696

Total Investments—100.0% (Identified Cost $709,767,757) (a)		938,096,696
Other assets less liabilities		(122,154)

Total Net Assets—100%		$937,974,542

(a)	The aggregate cost of investments for federal income tax purposes as of December 31, 2006 was $717,549,160 and the unrealized appreciation of investment securities was $220,547,536.

*See accompanying notes to financial statements.

MSF-5

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Assets & Liabilities

December 31, 2006

Assets
Investments at value		$938,096,696
Receivable for:
Securities sold		969,345
Fund shares sold		172,695

Total Assets		939,238,736
Liabilities
Payable for:
Fund shares redeemed	$1,142,040
Accrued expenses:
Deferred directors’ fees	105,446
Other expenses	16,708

Total Liabilities		1,264,194

Net Assets		$937,974,542

Net assets consists of:
Capital paid in		$792,575,795
Undistributed net investment income		6,875,406
Accumulated net realized losses		(89,805,598)
Unrealized appreciation on investments and foreign currency		228,328,939

Net Assets		$937,974,542

Computation of offering price:
Net asset value and redemption price per share ($937,974,542 divided by 2,089,724 shares outstanding)		$448.85

Identified cost of investments		$709,767,757

Statement of Operations

For the Year Ended December 31, 2006

Investment Income
Dividends from Underlying Portfolios		$6,991,119
Interest		830

		6,991,949
Expenses
Directors’ fees and expenses	8,986
Custodian	15,797
Audit and tax services	15,518
Legal	17,916
Miscellaneous	3,135

Total expenses		61,352

Net Investment Income		6,930,597

Realized and Unrealized Gain
Realized gain on:
Investments—net	36,971,860
Capital gain distributions from Underlying Portfolios	12,338,204	49,310,064

Unrealized appreciation on:
Investments—net		19,077,888

Net gain		68,387,952

Net Increase in Net Assets From Operations		$75,318,549

See accompanying notes to financial statements.

MSF-6

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Statement of Changes in Net Assets

	Year ended December 31, 2006	Year ended December 31, 2005
From Operations
Net investment income	$6,930,597	$5,149,625
Net realized gain	49,310,064	22,293,595
Unrealized appreciation	19,077,888	66,442,705

Increase in net assets from operations	75,318,549	93,885,925

From Distributions to Shareholders
Net Investment Income	(5,148,684)	(9,105,003)

Total distributions	(5,148,684)	(9,105,003)

Decrease in net assets from capital share transactions	(129,049,996)	(117,309,190)

Total (decrease) in net assets	(58,880,131)	(32,528,268)

Net Assets
Beginning of the period	996,854,673	1,029,382,941

End of the period	$937,974,542	$996,854,673

Undistributed Net Investment Income
End of the period	$6,875,406	$5,093,493

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year ended December 31, 2006		Year ended December 31, 2005
	Shares	$	Shares	$
Sales	239,084	$101,838,553	291,246	$112,602,224
Reinvestments	11,885	5,148,684	25,337	9,105,003
Redemptions	(553,641)	(236,037,233)	(619,086)	(239,016,417)

Net decrease	(302,672)	$(129,049,996)	(302,503)	$(117,309,190)

See accompanying notes to financial statements.

MSF-7

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Financial Highlights

	Year ended December 31,
	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$416.68	$381.97	$345.68	$263.54	$338.82

Income From Investment Operations
Net investment income	3.40	2.29	3.44	1.57	0.79
Net realized and unrealized gain (loss) of investments	31.01	35.94	34.45	81.36	(75.01)

Total from investment operations	34.41	38.23	37.89	82.93	(74.22)

Less Distributions
Distributions from net investment income	(2.24)	(3.52)	(1.60)	(0.79)	(1.06)

Total distributions	(2.24)	(3.52)	(1.60)	(0.79)	(1.06)

Net Asset Value, End of Period	$448.85	$416.68	$381.97	$345.68	$263.54

Total Return (%)	8.3	10.2	11.0	31.5	(22.0)
Ratio of operating expenses to average net assets (%)	0.01 (a)	0.01 (a)	0.01 (a)	0.01 (a)	0.26
Ratio of operating expenses to average net assets before expense reductions (%)	N/A	N/A	N/A	N/A	0.26
Ratio of operating expenses to average net assets after expense reductions (%) (b)	N/A	N/A	N/A	N/A	0.25
Ratio of net investment income to average net assets (%)	0.72	0.52	0.91	0.50	0.23
Portfolio turnover rate (%)	6	5	4	6	302
Net assets, end of period (000)	$937,975	$996,855	$1,029,383	$1,042,983	$888,712

(a)	The Ratio of operating expenses does not include expenses of investment companies in which the Portfolio invests.
(b)	The Portfolio has entered into arrangements with certain brokers who paid a portion of the Portfolio’s expenses

See accompanying notes to financial statements.

MSF-8

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2006

1.	SIGNIFICANT ACCOUNTING POLICIES:

Metropolitan Series Fund, Inc. (the “Fund”) is organized as a corporation under the laws of Maryland pursuant to Articles of Incorporation filed on November 23, 1982, as amended, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company. The Fund is a “series” type of mutual fund, which issues separate series of stock. Each series represents an interest in a separate portfolio of Fund investments. The Zenith Equity Portfolio (the “Asset Allocation Portfolio”) is a non-diversified Mutual Fund. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other mutual funds advised by MetLife Advisers, LLC (“MetLife Advisers”) or its affiliates (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares in the Fund are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”), New England Life Insurance Company, General American Life Insurance Company (“General American”), The MetLife Investors Group of Insurance Companies, MetLife Insurance Company of Connecticut, MetLife Life & Annuity Company of Connecticut and other affiliated insurance companies (collectively, the “Insurance Companies”), as an investment vehicle for variable life insurance, group annuity or variable annuity products, although not all Portfolios are available to all such separate accounts. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation:

The net asset value of the Asset Allocation Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. The Underlying Portfolios that are Series of the Fund will use fair value pricing in the circumstances and manner described below.

The Underlying Portfolios are valued as follows:

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by independent pricing services selected by the relevant subadviser pursuant to authorization of the Board of Directors of the Fund (the “Board” or “Directors”). Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost which approximates fair market value.

Equity securities traded on a national securities exchange or exchanges are valued at their last sale price on the principal trading market. Equity securities traded on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price (the “NOCP”). The NOCP is the last sale price if it falls between the spread of the last reported bid and asked prices. If the last reported bid and asked prices are above the last reported sale price, the NOCP will be the last reported bid price. If the last reported bid and asked prices are below the last reported sale price, the NOCP will be the last reported asked price. Equity securities traded on a national securities exchange or exchanges or on the NASDAQ National Market System for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued by using the last reported bid price. Equity securities traded over-the-counter are valued at the last reported sales price.

If no current market value quotation is readily available or reliable for a portfolio security, fair value will be determined in accordance with procedures established by and under the general supervision of the Board. When an Underlying Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

The Underlying Portfolios expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances. For example, the Underlying Portfolios may use fair value pricing if the exchange on which a security is traded closes early or trading in the security is suspended.

Securities traded primarily on an exchange outside of the United States which closes before the close of the New York Stock Exchange will be valued at the last sales price on that non-U.S. exchange. Securities traded primarily on an exchange outside of the United States for which there is no reported sale during the day are valued at the mean between the last reported bid and asked prices. However, because most foreign markets close well before the Underlying Portfolios value their securities (typically at 4 p.m. Eastern Time), the earlier close of these foreign markets gives rise to the possibility that significant events, including

MSF-9

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

broad market moves, may have occurred after these foreign markets close but before the Underlying Portfolios value their securities. For example, foreign security values may be affected by activity that occurs after the close of foreign securities markets. To account for this, the Underlying Portfolios may frequently value many of the Underlying Portfolios’ foreign equity securities using fair value prices based on third party vendor modeling tools.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and ask prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

Options, whether on securities, indices, futures contracts, or otherwise are valued at the last sales price available as of the close of business on the day of valuation or, if no sale, at the mean between the bid and asked prices. Options on currencies are valued at the spot price each day. As a general matter, futures contracts are marked-to-market daily.

The value of futures contracts will be the sum of the margin deposit plus or minus the difference between the value of the futures contract on each day the net asset value is calculated and the value on the date the futures contract originated, value being that established on a recognized commodity exchange, or by reference to other customary sources, with gain or loss being realized when the futures contract closes or expires.

Subject to the Board’s oversight, the Board has delegated day-to-day responsibility for valuing Underlying Portfolio assets to MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”) or the subadviser of the Underlying Portfolio, who value such assets as described above and operate under procedures approved by the Board.

Investment Transactions and Related Investment Income:

Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Estimates and Assumptions:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

As of December 31, 2006, the Zenith Equity Portfolio had capital loss carryovers as follows:

Expiring 12/31/11	Expiring 12/31/09	Total
$14,363,795	$67,660,400	$82,024,195

The tax character of distributions paid for the periods ended December 31, 2006 and 2005 was as follows:

Ordinary Income		Long Term Gain		Return of Capital		Total
2006	2005	2006	2005	2006	2005	2006	2005
$5,148,684	$9,105,003	$—	$—	$—	$—	$5,148,684	$9,105,003

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long Term Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards And Deferrals	Total
$6,931,793	$—	$220,547,536	$(82,024,195)	$145,455,134

MSF-10

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

Dividends and Distributions to Shareholders:

The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in capital.

Expense Reductions:

Certain Underlying Portfolio trades are directed to brokers who paid a portion of the Underlying Portfolio’s expenses.

2.	PURCHASES AND SALES:

For the year ended December 31, 2006, purchases and sales of Underlying Portfolios by the Zenith Equity Portfolio were $58,773,261 and $173,686,156, respectively.

3.	INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

Investment Management Agreement:

MetLife Advisers is the investment adviser to the Asset Allocation Portfolio. The Asset Allocation Portfolio does not directly pay MetLife Advisers an investment advisory fee for its services, but indirectly pays MetLife Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and directors of the Fund may also be officers of MetLife Advisers; however, such officers and directors receive no compensation from the Fund.

4.	REGULATORY MATTERS:

Regulatory bodies have contacted MetLife Advisers and certain other affiliates of MetLife, Inc. (MetLife, Inc. and its affiliates, the “Company”) and have requested information relating to market timing and late trading of mutual funds and variable insurance products and, generally, the marketing of products. The Company believes that many of these inquiries are similar to those made to many financial service companies as part of industry-wide investigations by various regulatory agencies. The Company at the present time is not aware of any systemic problems with respect to such matters that may have a material adverse effect on MetLife, Inc.’s consolidated financial position. The SEC has commenced an investigation with respect to market timing and late trading in a limited number of privately-placed variable insurance contracts that were sold through General American Insurance Company (“General American”). As previously reported, in May 2004, General American received a “Wells Notice” stating that the SEC staff is considering recommending that the SEC bring a civil action alleging violations of the U.S. securities laws against General American. General American has responded to the Wells Notice. The Company is fully cooperating with regard to these information requests and investigations and the Company and the SEC currently are involved in good faith settlement discussions. The Company has also advised the Metropolitan Series Fund Board of Directors that, while certain exceptions to the Fund’s policies have been noted, no situations have been identified that would have a material impact on the financial position of the Fund.

5.	RECENT ACCOUNTING PRONOUNCEMENTS:

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC issued a letter delaying the implementation of the interpretation for investment companies to the first reporting period after adoption. At this time, management is evaluating the implication of FIN 48 and its impact in the financial statements has not yet been determined.

MSF-11

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Notes to Financial Statements—December 31, 2006—(Continued)

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Portfolio’s financial statement disclosures.

6.	OTHER:

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising management or control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. At the end of the period, Zenith Equity Portfolio was the owner of record of 5% or more of the total outstanding shares of the Underlying Portfolios.

Metropolitan Series Fund, Inc.—Capital Guardian U.S. Equity Portfolio (Class A)	56.2%
Metropolitan Series Fund, Inc.—FI Value Leaders Portfolio (Class A)	32.3%
Metropolitan Series Fund, Inc.—Jennison Growth Portfolio (Class A)	23.6%

MSF-12

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Metropolitan Series Fund, Inc. and Zenith Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Zenith Equity Portfolio (the ‘Portfolio’), one of the portfolios constituting the Metropolitan Series Fund, Inc., as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and transfer agent; where replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Zenith Equity Portfolio as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 19, 2007

MSF-13

Metropolitan Series Fund, Inc.

Shareholder Votes

At a Special Meeting of Shareholders of the Fund, held on April 28, 2006, the Fund’s shareholders voted for the following proposals:

	For	Against	Abstain	Total
1. To elect Hugh C. McHaffie as a member of the Board of Directors of the Fund.	1,162,507,515.434	36,975,992.620	0.000	1,199,483,508.054

2. To elect Arthur G. Typermass as a member of the Board of Directors of the Fund.	1,162,516,556.250	36,966,951.804	0.000	1,199,483,508.054

3. To elect Steve A. Garban as a member of the Board of Directors of the Fund.	1,162,529,651.302	36,953,856.752	0.000	1,199,483,508.054

4. To elect Linda B. Strumpf as a member of the Board of Directors of the Fund.	1,163,128,395.649	36,358,112.405	0.000	1,199,483,508.054

5. To elect Michael S. Scott Morton as a member of the Board of Directors of the Fund.	1,162,548,688.911	36,934,810.143	0.000	1,199,483,508.054

6. To elect H. Jesse Arnelle as a member of the Board of Directors of the Fund.	1,160,935,132.749	38,548,375.305	0.000	1,199,483,508.054

7. To elect Nancy Hawthorne as a member of the Board of Directors of the Fund.	1,163,057,994.683	36,425,513.371	0.000	1,199,483,508.054

8. To elect John T. Ludes as a member of the Board of Directors of the Fund.	1,162,429,534.962	37,053,973.092	0.000	1,199,483,508.054

9. To elect Frances M. Hawk as a member of the Board of Directors of the Fund.	1,163,069,195.905	36,414,312.149	0.000	1,199,483,508.054

MSF-14

Metropolitan Series Fund, Inc.

Directors and Officers

The Fund’s Directors review actions of the Fund’s investment adviser and subadvisers, and decide upon matters of general policy. The Fund’s officers supervise the daily business operations of the Fund. The Board of Directors and the Fund’s officers are listed below. Each Director is responsible for overseeing all 38 Portfolios of the Fund. There is no limit to the term a Director may serve. Directors serve until their resignation, retirement or removal in accordance with the Fund’s organizational documents and policies adopted by the Board from time to time. Officers hold office at the pleasure of the Board or until the election or appointment and the qualification of a successor. The address of the directors and officers is c/o Metropolitan Series Fund, Inc., 501 Boylston Street, Boston, MA 02116.

Interested Directors(1)

Each Director below is an “interested person” (as defined by the 1940 Act) with respect to the Fund in that Ms. Forget is an employee of Metropolitan Life Insurance Company and Mr. Typermass is a former employee of MetLife and owns securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers.

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Elizabeth M. Forget Age: 40	Director, Chairman of the Board, President and Chief Executive Officer	2006	President, Met Investors Advisory, LLC; Trustee and President, Met Investors Series Trust (“MIST”); Executive Vice President, MetLife Investors Group, Inc.; Director and President (since 2006), MetLife Investment Funds Management LLC^; Director and Chairman of the Board (since 2006), MetLife Investment Funds, Inc.^; President, Chief Executive Officer and Chair of the Board of Managers (since 2006), MetLife Advisers; Trustee and President (since 2005) Travelers Series Trust**; Director and President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***	89

Arthur G. Typermass Age: 69	Director	1998	Formerly, Senior Vice President and Treasurer, MetLife.	39

Non-Interested Directors(1)

Each Director below is not an “interested person” (as defined by the 1940 Act) with respect to the Fund (collectively, the “Independent Directors”).

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Steve A. Garban† Age: 69	Director	1993	Formerly, Chief Financial Officer, Senior Vice President Finance and Operations and Treasurer (Emeritus), The Pennsylvania State University.	39

Linda B. Strumpf Age: 59	Director	2000	Vice President and Chief Investment Officer, Ford Foundation.	39

Michael S. Scott Morton† Age: 69	Director	1993	Jay W. Forrester Professor of Management (Emeritus) at Sloan School of Management, MIT.	39

H. Jesse Arnelle Age: 73	Director	2001	Counsel, Womble Carlyle Sandrie & Rice; Director, Textron Inc. (global multi-industry company)*; formerly, Director, Gannet Co. Inc. (diversified news and information company)*; formerly, Director, Eastman Chemical Company (global chemical company)*; formerly, Director, Waste Management, Inc.*; Director, Armstrong Holdings Inc. (parent company of floor and ceiling products business)*; Director, FPL Group Inc. (public utility holding company)*; Director, URS Corporation (engineering design services firm)*.	39

MSF-15

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

Name, Address and Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years, including other directorships(2)	Number of Portfolios in Fund Complex Overseen by Director(3)
Nancy Hawthorne Age: 55	Director	2003	Director and Chairman of the Board, Avid Technologies (computer software company)*; formerly, Board of Advisors, L. Knife & Sons, Inc. (beverage distributor); Chief Executive Officer, Clerestory LLC (corporate financial advisor); formerly, Trustee, New England Zenith Fund (“Zenith Fund”)**; formerly, Chief Executive Officer and Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President, Continental Cablevision, subsequently renamed MediaOne (cable television company); formerly, Director, Life F/X, Inc.; formerly, Chairman of the Board, WorldClinic (distance medicine company); formerly, Director, Perini Corporation (construction company)*; formerly, Director, CGU (property and casualty insurance company); formerly, Director, Beacon Power Corporation (energy company )*.	39

John T. Ludes Age: 70	Director	2003	President, LFP Properties (consulting firm); Formerly, Trustee, Zenith Fund**; formerly, Vice Chairman, President and Chief Operating Officer, Fortune Brands/American Brands (global conglomerate); formerly, President and CEO, Acushnet Company (athletic equipment company).	39

Frances M. Hawk, CFA, CFP Age: 58	Director	2006	Member, Board of Managers, six variable annuity separate accounts of The Travelers Insurance Company**; Trustee, five mutual funds sponsored by The Travelers Insurance Company**. Formerly, Principal and Portfolio Manager, HLM Management Co., Inc. (SEC registered investment adviser); Formerly, Assistant Treasurer, United Technologies Corp., Inc., (diversified manufacturing company).	39

Officers(1)

Name and address	Age	Current position(s) with Fund	Position(s) held since	Principal occupations over past five years(2)
Jeffrey P. Halperin	39	Chief Compliance Officer	2005	Vice President (since 2006), MetLife Group, Inc.; Vice President (since 2006), MetLife; Chief Compliance Officer (since 2005), MetLife Investment Funds Management LLC^; Chief Compliance Officer (since 2006), MetLife Advisers

John F. Guthrie, Jr.	63	Senior Vice President	2002	Manager and Senior Vice President, MetLife Advisers; Vice President, MetLife; Vice President (since 2003), MetLife Group, Inc.; Vice President, NELICO; Vice President (since 2005), Met Investors Advisory, LLC; Vice President (since 2005), MetLife Investment Funds, Inc.^; Vice President (since 2005), MetLife Investment Funds Management LLC^; formerly, Senior Vice President, Zenith Fund**.

Alan C. Leland	54	Senior Vice President	2005	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Treasurer (since 2005), Met Investors Advisory, LLC; Vice President (since 2004), Met Investors Advisory, LLC; Vice President (since 2003), MetLife Group, Inc.; Vice President, MetLife; Senior Vice President, NELICO; President (since 2005), MetLife Investment Funds, Inc.^; Director and Vice President (since 2005), MetLife Investment Funds Management LLC^; Assistant Treasurer (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***

Peter Duffy	51	Vice President and Treasurer	2000	Senior Vice President, MetLife Advisers (since 1998); Second Vice President (since 2003), NELICO; Vice President, MetLife (since 2004); Vice President (since 2004), MetLife Group, Inc.; Vice President (since 2005), Travelers Asset Management International Company LLC*** and Travelers Investment Adviser, Inc.***; Treasurer and Chief Financial Officer (since 2005), Travelers Series Trust**; Treasurer, Chief Financial Officer and Chief Accounting Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Treasurer, Zenith Fund**.

Thomas M. Lenz	48	Vice President and Secretary	2002	General Counsel and Secretary, MetLife Advisers; Assistant General Counsel, MetLife; Secretary and Chief Legal Officer (since 2005), MetLife Investment Funds, Inc.^; formerly, Vice President and Secretary, Zenith Fund**.

*	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
**	Indicates funds that have deregistered or are in the process of deregistering with the Securities and Exchange Commission (“SEC”).

MSF-16

Metropolitan Series Fund, Inc.

Directors and Officers—(Continued)

***	Indicates investment advisers that have deregistered with the SEC, have ceased operations, and are preparing to liquidate.
^	Effective May 1, 2006, CitiStreet Funds, Inc. changed its name to MetLife Investment Funds, Inc. and CitiStreet Funds Management LLC changed its name to MetLife Investment Funds Management LLC.
(†)	Served as a trustee, director and/or officer of one or more of the following companies, each of which had a direct or indirect advisory relationship with MetLife Advisers or its affiliates prior to January 31, 2005: State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Institutional Funds, State Street Research Capital Trust, State Street Research Master Investment Trust, State Street Research Equity Trust, State Street Research Securities Trust and State Street Research Exchange Trust (collectively, the “State Street Research Funds”).
(1)	Each Director of the Fund also serves as trustee of Metropolitan Series Fund II (“Met Series Fund II”), a registered investment company advised by MetLife Advisers. Each officer of the Fund serves in the same position with Met Series Fund II, which consists of one portfolio.
(2)	Previous positions during the past five years with the Fund, MetLife, MetLife Advisers, Zenith Fund, NELICO or New England Securities Corporation are omitted if not materially different.
(3)	The Fund Complex includes the Fund (38 portfolios), Met Series Fund II (1 portfolio), MIST (46 portfolios) and MetLife Investment Funds, Inc. (4 portfolios).

MSF-17

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited

The Fund’s Contract Review Committees of the Board of Directors (the “Board”) typically meet in early fall to review the Portfolios’ advisory agreements (the “Advisory Agreements”), subadvisory agreements and sub-subadvisory agreement (collectively, the “Subadvisory Agreements,” and, together with the Advisory Agreements, the “Agreements”) and determine whether to recommend that the full Board approve the continuation of the Agreements for an additional one-year period. (Following the initial approval of an Agreement for a new Portfolio or with a new adviser or subadviser, such annual reviews are not required until 2 years following the execution of such Agreement.) After each Committee has made its recommendations, the full Board, including the Independent Directors, determines whether to approve the continuation of each of the Agreements. In addition, the Board, including the Independent Directors, considers matters bearing on the Agreements at most of its other meetings throughout the year and regularly interviews various individuals at MetLife Advisers responsible for the management of the Portfolios. The Directors also interview selected investment managers and other professionals at the subadvisers at various times throughout the year.

The Directors receive all materials that they or MetLife Advisers, the Funds’ investment adviser, and the subadvisers believe to be reasonably necessary for the Directors to evaluate the Agreements and determine whether to approve the continuation of the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Portfolios and the performance of peer groups of funds and the Portfolios’ performance benchmarks, (ii) information on the Portfolios’ advisory and subadvisory fees and other expenses, including information comparing the Portfolios’ expenses to those of peer groups of funds and information about any applicable expense caps and fee “breakpoints,” (iii) sales and redemption data, (iv) information related to the profitability of the Agreements to MetLife Advisers and the subadvisers, and potential “fall-out” or ancillary benefits that MetLife Advisers, the subadvisers or their affiliates may receive as a result of their relationships with the Fund and (v) information obtained through the subadvisers’ responses to certain requests from MetLife Advisers and the Directors and MetLife Advisers’ responses to requests from the Directors. The Directors may also consider other information such as (vi) MetLife Advisers’ and the subadvisers’ financial results and condition, (vii) each Portfolio’s investment objectives and strategies and the size, education and experience of the investment staffs of MetLife Advisers and the relevant subadvisers and their use of technology and external research, (viii) the allocation of the Portfolios’ brokerage, if any, including allocations to brokers affiliated with the subadvisers and the use of “soft” commission dollars to pay Portfolio expenses and to pay for research and other similar services, (ix) the resources devoted to, and the record of compliance with, the Portfolios’ investment policies and restrictions, policies on personal securities transactions and other compliance policies, (x) the responses of MetLife Advisers, the subadvisers and/or their affiliates to certain legal and regulatory proceedings and (xi) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Directors have the opportunity to ask questions of and request additional materials from MetLife Advisers and the subadvisers.

Following meetings of each Contract Review Committee in September 12, 2006, the Board, at its November 8, 2006 meeting, approved the continuation of the Advisory Agreements for each Portfolio of the Fund and the Subadvisory Agreements for each Portfolio other than the Zenith Equity and Asset Allocation Portfolios (which do not have subadvisers). The Agreements approved for continuation are referred to below as the “Continued Agreements.”

In considering whether to approve the continuation of the Continued Agreements, the Directors, including the Independent Directors, did not identify any single factor as determinative, and each weighed the various factors as he or she deemed appropriate. The Directors considered the following matters in connection with their approval of the Continued Agreements:

The nature, extent and quality of the services provided to the relevant Portfolios under the Continued Agreements. The Directors considered the nature, extent and quality of the services provided by MetLife Advisers, the relevant subadvisers (if any) and their affiliates (each, an “Adviser,” and, collectively, the “Advisers”) to the relevant Portfolios pursuant to the Continued Agreements and the resources dedicated to these Portfolios by the Advisers. In particular, the Directors considered the Advisers’ abilities to attract and retain highly qualified investment professionals. With respect to MetLife Advisers, the Directors considered (for each Portfolio other than Zenith Equity and the Asset Allocation Portfolios) that MetLife Advisers is (i) ultimately responsible for the performance of such Portfolios; (ii) ultimately responsible for the establishment of the investment strategies of each such Portfolio, primarily through its recommendations to the Board regarding the hiring and selection of subadvisers; (iii) responsible for the hiring and selection, subject to Board approval, of subadvisers; and (iv) responsible for maintaining a program of Subadviser oversight reasonably designed to ensure that the subadvisers have reasonable compliance policies and procedures in place. The Directors also considered that MetLife Advisers provides a full range of day-to-day administrative services for the Portfolios involving all aspects of such Portfolios’ day-to-day operations (other than portfolio management). With respect to Zenith Equity and the Asset Allocation Portfolios, the Directors considered both the portfolio management services and the administrative services provided by MetLife Advisers. After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the nature, extent and quality of services provided supported the renewal of these Agreements.

MSF-18

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Investment performance of the relevant Portfolios. The Directors reviewed information about the performance of the relevant Portfolios over various time periods, including information prepared by an independent third party that compared the performance of the Portfolios to the performance of peer groups of funds and performance benchmarks. The Directors also reviewed a description of the third party’s methodology for identifying a Portfolio’s peer group(s) for purposes of performance and expense comparisons.

In the case of each relevant Portfolio that had performance that lagged its peer group(s) for certain periods, the Directors concluded that other factors relevant to performance were sufficient, in light of other considerations, to warrant renewal of such Portfolio’s Advisory and/or Subadvisory Agreements. These factors varied from Portfolio to Portfolio, but included one or more of the following: (i) that such Portfolio’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Portfolio’s investment objective(s) and policies and that the Portfolio was performing as expected, given market conditions and the Portfolio’s investment objective(s) and policies; (iii) that the Portfolio’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that MetLife Advisers and/or the relevant subadviser (if any) had taken or was taking steps designed to help improve the Portfolio’s investment performance.

The Directors also considered the investment performance of the Advisers and their reputations generally, the historical responsiveness of the Advisers to Director concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the investment performance of each relevant Portfolio and Adviser was sufficient, in light of other considerations, to warrant the renewal of the Continued Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their relationships with the Portfolios. The Directors considered the fees charged by MetLife Advisers to the Portfolios for advisory services and, with respect to the subadvised Portfolios, by such subadvisers to MetLife Advisers for subadvisory services (such advisory and subadvisory fees (if any), collectively, “Fees”), as well as the total expense levels of the Portfolios. This information included comparisons (provided by an independent third party) of the Portfolios’ advisory fees and total expense levels to those of their peer groups. In evaluating Fees for the relevant Portfolios, the Directors also took into account the demands, complexity and quality of the investment management services provided to each Portfolio. The Directors considered MetLife Advisers’ recommendations regarding reductions in Fee rates, implementation of Fee breakpoints and institution of Fee waivers and expense caps.

The Directors also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the relevant Portfolios. The Directors reviewed information relating to the profits received by MetLife Advisers, certain of the subadvisers and their affiliates as a result of their relationships with the relevant Portfolios, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Directors also considered the performance of the relevant Portfolios, the expense levels of such Portfolios and whether the relevant Advisers had implemented breakpoints, fee waivers and/or expense caps with respect to such Portfolios.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the Fees charged to each of the relevant Portfolios were fair and reasonable, and that the information provided regarding costs of these services generally, and the related profitability to the relevant Advisers of their relationships with the relevant Portfolios, supported the renewal of the Continued Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies were shared with the relevant Portfolios through breakpoints in their advisory fees or other means, such as expense caps, fee waivers or relatively low levels of fees. The Directors noted that most of the relevant Portfolios benefited or will benefit from breakpoints, expense caps and/or fee waivers with respect to their advisory fees. In considering these issues, the Directors also took into consideration information relating to the costs of the services provided and the profitability to MetLife Advisers, the relevant subadvisers (if any) and each of their affiliates of their relationships with the relevant Portfolios, as discussed above.

After reviewing these and related factors, the Directors concluded, within the context of their overall conclusions regarding each of the Continued Agreements, that the extent to which economies of scale were shared with the relevant Portfolios supported the renewal of such Agreements.

MSF-19

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Other Factors. The Directors also considered other factors, which included but were not limited to the following:

•

the extent to which each relevant Portfolio operated in accordance with its investment objective(s), and its record of compliance with its investment restrictions and the compliance programs of the Fund and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates provide to the relevant Portfolios;

•	the nature, quality, cost and extent of administrative and shareholder services performed by MetLife Advisers and its affiliates under the Advisory Agreements; and

•

so-called “fall-out benefits” to the Advisers, such as the engagement of their affiliates to provide distribution, brokerage and transfer agency services to the Portfolios, and the benefits of research made available to the relevant Advisers and by reason of brokerage commissions generated by the relevant Portfolios’ securities transactions. The Directors also considered the possible conflicts of interest associated with these fall-out and other benefits, and the reporting and other processes in place to disclose and monitor these possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that each of the Continued Agreements should be continued through December 31, 2007.

Certain Matters Relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and Asset Allocation Portfolios. At the September 12, 2006 meeting of the Contract Review Committees of the Board, MetLife Advisers was asked by such committees to seek a reduction in the subadvisory fees charged by certain subadvisers. Following negotiation with MetLife Advisers, the subadvisers of Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio agreed to certain reductions in their subadvisory fee schedules. In order to pass on an appropriate portion of the savings from these fee reductions to the relevant Portfolios, MetLife Advisers proposed to make certain fee reductions to its advisory fees for such Portfolios. These fee reductions were accomplished through advisory fee schedule reductions, in the case of the Neuberger Berman Mid Cap Value Portfolio and Davis Venture Value Portfolio, or advisory fee schedule reductions and advisory fee waivers, in the case of the Harris Oakmark Large Cap Value Portfolio and Harris Oakmark Focused Value Portfolio. With respect to the Asset Allocation Portfolios, MetLife Advisers agreed to reduce its advisory fee schedule in recognition of increased economies of scale achieved though asset growth in such Portfolios.

The Board approved amendments to the Advisory and/or Subadvisory Agreements relating to the Harris Oakmark Large Cap Value Portfolio, Harris Oakmark Focused Value Portfolio, Neuberger Berman Mid Cap Value Portfolio, Davis Venture Value Portfolio and the Asset Allocation Portfolios to reflect such fee schedule reductions at its November 8, 2006 meeting. In approving such amendments, the Board evaluated all factors that they deemed to be material, including those factors described above with respect to the continuation of the Continued Agreements, as relevant. The Board concluded that that the fee reductions were fair to and in the best interests of each of the affected Portfolios and its investors. Following such consideration, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, unanimously voted to approve the amendments to the Advisory and Subadvisory Agreements relating to these Portfolios.

Certain Matters Relating to the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio, BlackRock Legacy Large Cap Growth Portfolio, BlackRock Aggressive Growth Portfolio, BlackRock Strategic Value Portfolio, BlackRock Diversified Portfolio, BlackRock Bond Income Portfolio and BlackRock Money Market Portfolio (collectively, the “BlackRock Portfolios”). On February 16, 2006, BlackRock, Inc. (“BlackRock”), the parent company of BlackRock Advisors, Inc. (“BlackRock Advisors”) and Merrill Lynch & Co., Inc. (“Merrill Lynch”), reached an agreement pursuant to which Merrill Lynch agreed to contribute its investment management business, Merrill Lynch Investment Managers (“MLIM”), to BlackRock (the “Transaction”). In connection with the Transaction, BlackRock Advisors converted from a Delaware corporation to a Delaware limited liability company.

BlackRock Advisors is the subadviser to the BlackRock Portfolios. The consummation of the Transaction, which occurred on September 29, 2006, resulted in a change of control of BlackRock Advisors and the automatic termination of the BlackRock Portfolios’ subadvisory agreements. In anticipation of this change of control of BlackRock Advisors, the Board approved new subadvisory agreements between MetLife Advisers and BlackRock Advisors at a special meeting of the Board held on September 12, 2006.

In considering the new subadvisory agreements for the BlackRock Portfolios, the Board met with representatives from BlackRock Advisors and received information regarding the Transaction and BlackRock Advisors’ future plans for the portfolio management of the BlackRock Portfolios. BlackRock Advisors, with the concurrence of MetLife Advisers, proposed that Mr. Robert Doll, Chief Investment

MSF-20

Metropolitan Series Fund, Inc.

Zenith Equity Portfolio

Board Approval of Advisory and Subadvisory Agreements—Unaudited—(Continued)

Officer of MLIM, assume the duties of portfolio manager for the BlackRock Large Cap Portfolio, BlackRock Large Cap Value Portfolio and the equity portion of the BlackRock Diversified Portfolio, effective upon closing of the Transaction. The Board met with Mr. Doll, who described his management style and investment approach to the Board.

In approving the new subadvisory agreements with BlackRock Advisors, the Board considered the same factors as those described above in connection with the approval of the Continued Agreements. In addition to these factors, the Board also considered as relevant:

•	that the new subadvisory agreements were substantially similar to the BlackRock Portfolios’ previous subadvisory agreements;

•	the expected effects of the Transaction on the business and reputation of BlackRock Advisors; and

•	the experience, investment style and investment performance history of Mr. Doll as portfolio manager.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that the new subadvisory agreements between MetLife Advisers and BlackRock Advisors for the BlackRock Portfolios were in the best interests of such Portfolios and, therefore, unanimously voted to approve such agreements.

MSF-21

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended December 31, 2006 is available (i) without charge, upon request, by calling (800) 638-7732 and (ii) on the SEC’s website at http://www.sec.gov.

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q”. These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

MSF-22

Item 2. Code of Ethics.

As of December 31, 2006, the registrant has adopted a “code of ethics” (as such term is defined in the instructions to Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial and accounting officer. There were no substantive amendments or waivers to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that John T. Ludes and Linda B. Strumpf are “audit committee financial experts” (as such term is defined in the instructions to Item 3 of Form N-CSR). Each of these individuals is “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d)

Fees for Services Rendered to the Registrant

Fiscal Year	Audit Fees	Audit -Related Fees	Tax Fees	All Other Fees
2005	$740,000	$25,000	$80,000	$0
2006	$859,460	$83,026	$114,000	$0

Audit-Related Fees represent fees for services rendered to the registrant (i) for security valuation testing in connection with the registrant’s semi-annual report for the periods ended June 30, 2005 and June 30, 2006, respectively; and (ii) related to reorganizations involving certain portfolios of the registrant (in the case of (ii), such fees were paid by the registrant’s investment adviser).

Tax Fees represent fees for services rendered to the registrant for tax return preparation and review of and participation in determining required income and capital gains distributions.

There were no fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Director is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees
2005	$12,900,000
2006	$7,800,000

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to MetLife, Inc., and include, among other non-audit fees, non-audit fees for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) The Audit Committee of the registrant’s Board of Directors considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

Included in reports to stockholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board of Directors since the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics (as defined in Item 2(b) of Form N-CSR).

	(2)	Certifications required by Rule 30a-2(a) under the Act.

	(3)	Not applicable.

(b)		Certification required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

METROPOLITAN SERIES FUND, INC.

By:	/s/ Elizabeth Forget
Name:	Elizabeth Forget
Title:	President
Date:	February 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth Forget
Name:	Elizabeth Forget
Title:	President
Date:	February 26, 2007

By:	/s/ Peter H. Duffy
Name:	Peter H. Duffy
Title:	Treasurer
Date:	February 26, 2007

EXHIBIT LIST

Exhibit 12(a)(1):	Code of Ethics

Exhibit 12(a)(2)(a):	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act

Exhibit 12(a)(2)(b):	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act

Exhibit 12(b):	Certification required by Rule 30a-2(b) under the Act